UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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ROTOR ACQUISITION CORP.

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ROTOR ACQUISITION CORP.

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Dear Rotor Acquisition Corp. Stockholder:

We cordially invite you to attend a special meeting of the stockholders of Rotor Acquisition Corp., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on [●] at [●] Eastern Time (the “Special Meeting”). The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at [●].

On April 5, 2021, the Company, Rotor Merger Sub Corp., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub”), and Sarcos Corp., a Utah corporation (“Sarcos”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into Sarcos, with Sarcos continuing as the surviving corporation (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). As a result of the Merger, the Company will own 100% of the outstanding common stock of Sarcos. Our publicly-traded Class A Common Stock, public warrants and public units (which are comprised of one share of Class A Common Stock and one-half of one public warrant) are currently listed on the New York Stock Exchange (the “NYSE”) under the symbols “ROT,” “ROT.WS” and “ROT.U,” respectively. We intend to apply to continue the listing of our publicly-traded Common Stock and public warrants on the Nasdaq Capital Market (“Nasdaq”) under the symbols “STRC,” and “STRCW,” respectively, upon the closing of the Business Combination.  Units will automatically separate into their underlying Class A Common Stock and public warrants in connection with the closing of the Business Combination.

At the Special Meeting, Company stockholders will be asked to consider and vote upon the following proposals:

1.

a proposal to adopt the Merger Agreement (the “Business Combination Proposal” or “Proposal No. 1”), a copy of which is attached to the accompanying proxy statement as Annex A, and approve the transactions contemplated thereby, including the Business Combination. Subject to the terms of the Merger Agreement, the consideration to be paid to the existing equity holders of Sarcos at the time of the Business Combination (including shares of common stock, preferred stock, restricted stock awards, options, restricted stock units and warrants) (the “Sarcos Equity Holders”) will be stock consideration, consisting of 120,000,000 newly-issued shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), plus up to an additional 5,000,000 shares of Common Stock if Sarcos consummates an equity financing prior to the closing of the Business Combination (the “Financing Shares”) with one share issued for every $10.00 raised in such financing. At the closing of the Business Combination, each option to purchase shares of Sarcos’ Common Stock will be converted into an option exercisable into a number of shares of Common Stock and each award of Sarcos’ restricted stock units will be converted into a right to receive restricted stock units based on shares of Common Stock. Following the closing of the Business Combination, former holders of Sarcos capital stock (including any capital stock subject to restricted stock awards) (the “Sarcos Stockholders”) will be entitled to receive an additional (1) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $15.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fourth anniversary of the closing, and (2) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $20.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fifth anniversary of the closing (collectively, the “Earn-Out Shares”). The aggregate purchase price and number of shares issued to the Sarcos Equity Holders as a result of the Business Combination will not be subject to any adjustment but will be subject to customary closing conditions,

2.

a proposal to approve, for purposes of complying with applicable NYSE Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock pursuant to (i) the issuance of up to 153,125,000 shares of Common Stock in the Business Combination and (ii) the issuance and sale of 22,000,000 shares of Common Stock in a private offering of securities to certain investors in connection with the Business Combination (the “NYSE Proposal” or “Proposal No. 2”),

3.	a proposal to adopt the Second Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”),
4.

a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are being separately presented in accordance with SEC requirements and which will each be voted upon on a non-binding advisory basis (each a “Governance Proposal,” and collectively, the “Governance Proposals” or “Proposal No. 4”),

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5.

a proposal to elect eight directors to our board of directors (our “Board”), with Benjamin G. Wolff and Admiral Eric T. Olson (Ret.) to serve as our Class I directors for a term expiring at the annual meeting of stockholders to be held in 2022, Dennis Weibling, Matthew Shigenobu Muta and Laura J. Peterson to serve as our Class II directors for a term expiring at the annual meeting of stockholders to be held in 2023, and Brian D. Finn, Peter Klein and Priya Balasubramaniam to serve as our Class III directors for a term expiring at the annual meeting of stockholders to be held in 2024, or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal; provided that pursuant to the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the election of these proposed directors (the “Director Election Proposal” or “Proposal No. 5”),

6.

a proposal to approve the Sarcos Technology and Robotics Corporation 2021 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal” or “Proposal No. 6”),

7.

a proposal to approve the Sarcos Technology and Robotics Corporation 2021 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP (the “Employee Stock Purchase Plan Proposal” or “Proposal No. 7”), and

8.

a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal (the “Adjournment Proposal” or “Proposal No. 8”).

Each of the proposals is more fully described in this proxy statement, which each stockholder is encouraged to read carefully.

We are providing the accompanying proxy statement and proxy cards to our stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements thereof. Information about the Special Meeting and the proposals to be considered by the Company’s stockholders is included in this proxy statement. Whether or not you plan to attend the Special Meeting, we urge all stockholders to read this proxy statement, including the Annexes and the accompanying financial statements of the Company and Sarcos, carefully and in its entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page [●] of this proxy statement.

After careful consideration, our Special Committee recommended that the Board approve, and the Board has unanimously approved, the Merger Agreement and the transactions contemplated thereby. The Board unanimously recommends that our stockholders vote “FOR” adoption of the Merger Agreement and approval of the transactions contemplated thereby, including the Business Combination, and that our stockholders vote “FOR” all other proposals presented to our stockholders in the accompanying proxy statement. When you consider the Board’s recommendation of these proposals, you should keep in mind that our directors and officers may have interests in the Business Combination that are different from, or in addition to, the interests of our stockholders. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” for additional information.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares or units in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting virtually, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote virtually, you may withdraw your proxy and vote virtually at the Special Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

On behalf of our Board, I would like to thank you for your support of Rotor Acquisition Corp. and look forward to a successful completion of the Business Combination.

Sincerely,
[●], 2021

Stefan M. Selig
Chairman of the Board of Directors

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

This proxy statement is dated [●], 2021 and is expected to be first mailed to Company stockholders on or about [●], 2021.

ROTOR ACQUISITION CORP.

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

Notice of SPECIAL Meeting of STOCKHOLDERS OF ROTOR ACQUISITION CORP.

TO BE HELD [●], 2021

To the Stockholders of Rotor Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Rotor Acquisition Corp., a Delaware corporation (the “Company”), will be held on [●] at [●] Eastern Time (the “Special Meeting”). The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at [●].

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Special Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Special Meeting, the chair or secretary of the Special Meeting will convene the meeting at [●] on the date specified above and at [●] solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement at [●].

You are cordially invited to attend the Special Meeting to conduct the following items of business:

1.

a proposal to adopt the Merger Agreement (the “Business Combination Proposal” or “Proposal No. 1”), a copy of which is attached to the accompanying proxy statement as Annex A, and approve the transactions contemplated thereby, including the Business Combination. Subject to the terms of the Merger Agreement, the consideration to be paid to the existing equity holders of Sarcos at the time of the Business Combination (including shares of common stock, preferred stock, restricted stock awards, options, restricted stock units and warrants) (the “Sarcos Equity Holders”) will be stock consideration, consisting of 120,000,000 newly-issued shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), plus up to an additional 5,000,000 shares of Common Stock if Sarcos consummates an equity financing prior to the closing of the Business Combination (the “Financing Shares”) with one share issued for every $10.00 raised in such financing. At the closing of the Business Combination, each option to purchase shares of Sarcos’ Common Stock will be converted into an option exercisable into a number of shares of Common Stock and each award of Sarcos’ restricted stock units will be converted into a right to receive restricted stock units based on shares of Common Stock. Following the closing of the Business Combination, the holders of Sarcos capital stock (including any capital stock subject to restricted stock awards) (the “Sarcos Stockholders”) will be entitled to receive an additional (1) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $15.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fourth anniversary of the closing, and (2) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $20.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fifth anniversary of the closing (collectively, the “Earn-Out Shares”). The aggregate purchase price and number of shares issued to the Sarcos Equity Holders as a result of the Business Combination will not be subject to any adjustment but will be subject to customary closing conditions,

2.

a proposal to approve, for purposes of complying with applicable NYSE Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock pursuant to (i) the issuance of up to 153,125,000 shares of Common Stock in the Business Combination and (ii) the issuance and sale of 22,000,000 shares of Common Stock (the “PIPE Financing”) in a private offering of securities to certain investors in connection with the Business Combination (the “NYSE Proposal” or “Proposal No. 2”),

3.	a proposal to adopt the Second Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”),
4.

a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are being separately presented in accordance with SEC requirements and which will each be voted upon on a non-binding advisory basis (each a “Governance Proposal,” and collectively, the “Governance Proposals” or “Proposal No. 4”),

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5.

a proposal to elect eight directors to our board of directors (our “Board”), with Benjamin G. Wolff and Admiral Eric T. Olson (Ret.) to serve as our Class I directors for a term expiring at the annual meeting of stockholders to be held in 2022, Dennis Weibling, Matthew Shigenobu Muta and Laura J. Peterson to serve as our Class II directors for a term expiring at the annual meeting of stockholders to be held in 2023, and Brian D. Finn, Peter Klein and Priya Balasubramaniam to serve as our Class III directors for a term expiring at the annual meeting of stockholders to be held in 2024, or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal; provided that pursuant to the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the election of these proposed directors (the “Director Election Proposal” or “Proposal No. 5”),

6.

a proposal to approve the Sarcos Technology and Robotics Corporation 2021 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal” or “Proposal No. 6”),

7.

a proposal to approve the Sarcos Technology and Robotics Corporation 2021 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP (the “Employee Stock Purchase Plan Proposal” or “Proposal No. 7”), and

8.

a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal (the “Adjournment Proposal” or “Proposal No. 8”).

The above matters are more fully described in this proxy statement, which also includes, as Annex A, a copy of the Merger Agreement. We urge you to read carefully this proxy statement in its entirety, including the Annexes and accompanying financial statements of the Company and Sarcos.

The record date for the Special Meeting is [●], 2021. Only stockholders of record at the close of business on that date may vote at the Special Meeting or any adjournment thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

To be admitted to the virtual Special Meeting, go to the webcast URL and [enter your unique 12-digit control number]. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com].

Pursuant to our current certificate of incorporation, we will provide our public stockholders with the opportunity to redeem, upon the closing of the Business Combination, shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) then held by them for cash at a price equal to the quotient obtained by dividing (i) the amount then held in our Trust Account that holds the proceeds (including interest not previously released to the Company to fund regulatory compliance requirements and other costs related thereto and/or to pay its franchise and income taxes) of our IPO (the “Trust Account”) net of taxes payable, calculated as of two business days prior to the consummation of the Business Combination by (ii) the total number of shares of Class A Common Stock issued in the IPO then outstanding. The per-share amount we will distribute to our stockholders who properly redeem their shares will not be reduced by the deferred underwriting commission totaling $9,660,000 that we will pay to the underwriters of our IPO, as well as other transaction expenses incurred in connection with the Business Combination. For illustrative purposes, based on the fair value of investment securities held in our Trust Account of $[●] as of [●], 2021, the estimated per share redemption price would have been approximately $[●]. Public stockholders may elect to redeem their shares even if they vote “FOR” the Business Combination. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of Common Stock included in the units sold in our IPO. Unlike some other blank check companies, we have no specified maximum redemption threshold under our current certificate of incorporation, other than the aforementioned 15%. Each redemption of shares of Class A Common Stock by our public stockholders will reduce the amount in our Trust Account, which held investment securities with a fair value of $[●] as of [●], 2021. The Merger Agreement provides that Sarcos’ obligation to consummate the Business Combination is conditioned on the amount in the Trust Account, together with the proceeds from the PIPE Financing, equaling or exceeding $200,000,000 after taking into account the aggregate amount of Class A Common Stock redemptions. The gross proceeds from the PIPE Financing of $220 million are sufficient to satisfy this closing condition. This condition to closing in the Merger Agreement is for the sole benefit of Sarcos and may be waived by Sarcos. If, as a result of redemptions of Class A Common Stock by our public stockholders, these conditions are not met (or waived), then Sarcos may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Class A Common Stock in an amount that would result in the Company’s failure to have net tangible assets of at least $5,000,001. Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of Class A Common Stock.

Our Rotor Restricted Stockholders have agreed to waive their conversion rights and anti-dilution rights with respect to any Founder Shares they may hold in connection with the consummation of the Business Combination.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting. The approval of the Business Combination Proposal, NYSE Proposal and Charter Approval Proposal are each cross-conditioned on the approval of the others at the Special Meeting (the “Cross-Conditioned Proposals”).  The approval of the Director Election Proposal, Incentive Plan Proposal and Employee Stock Purchase Plan Proposal are each conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.  The Governance Proposals and Adjournment Proposal are not conditioned on the approval of any proposal set forth in this proxy statement. It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.

The presence, virtually or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock of the Company representing a majority of the voting power of all outstanding shares of Common Stock entitled to vote at the Special Meeting shall constitute a quorum in order to conduct business at the Special Meeting. Approval of each of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock present, represented virtually or by proxy and entitled to vote at the Special Meeting. Approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. Directors in the Director Election Proposal are elected by a plurality of the votes cast by the holders of our outstanding shares of Class B Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting (pursuant to our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock are not entitled to vote on the Director Election Proposal); this means that the eight individuals nominated for election to the Board who receive the most “FOR” votes will be elected. The Board unanimously recommends that you vote “FOR” each of these proposals.

By Order of the Board of Directors

Stefan M. Selig
Chairman of the Board of Directors

New York, New York

[●], 2021

Table of Contents

Page
SUMMARY TERM SHEET	1
FREQUENTLY USED TERMS	1
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS	5
SUMMARY OF THE PROXY STATEMENT	21
SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY	33
SELECTED HISTORICAL FINANCIAL INFORMATION OF SARCOS	35
SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION	36
COMPARATIVE PER SHARE DATA	37
unaudited pro forma condensed combined financial information	39
Notes to unaudited pro forma condensed combined financial information	44
Cautionary note regarding forward-looking statements	53
Risk factors	55
Special meeting of company stockholders	98
Proposal no. 1 – approval of the business combination	105
Proposal No. 2 – approval of the issuance of more than 20% of the company’s issued and outstanding common stock in connection with the business combination and the private placement	146
Proposal no. 3 – APPROVAL OF THE Second Amended and Restated Certificate of Incorporation	148
Proposal no. 4 – APPROVAL OF CERTAIN GOVERNANCE PROVISIONS IN THE Second Amended and Restated Certificate of Incorporation	151
Proposal no. 5 – election of directors to the board of directors	153
Proposal no. 6 – APPROVAL OF THE INCENTIVE PLAN, INCLUDING THE AUTHORIZATION OF THE INITIAL SHARE RESERVE UNDER THE INCENTIVE PLAN	154
PROPOSAL NO. 7 – APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, INCLUDING AUTHORIZATION OF THE INITIAL SHARE RESERVE UNDER the EMPLOYEE STOCK PURCHASE PLAN	160
Proposal No. 8 – the adjournment proposal	164
Information about the company	165
The company’s management’s discussion and analysis of financial condition and results of operations	176
Information about SARCOS	179
SARCOS’ management’s discussion and analysis of financial condition and results of operations	192
Executive and Director compensation	207
Management after the business combination	216
Description of securities	226
COMPARISON OF STOCKHOLDER RIGHTS	239
Beneficial ownership of securities	245
Certain relationships and related Party transactions	250
Price range of securities and dividends	255
Independent registered PUBLIC accounting firm	256
Appraisal rights	256
Householding information	256
Transfer agent and registrar	256
Submission of stockholder proposals	256
Future stockholder proposals	256
Where you can find more information	258
INCORPORATION BY REFERENCE	258
Index to consolidated financial information	F-1
Annex A – Merger Agreement	A-1
Annex B – Form of Second Amended and Restated Certificate of Incorporation	B-1
Annex C – Form of Amended and Restated Bylaws	C-1
Annex D – Form OF Subscription Agreement	D-1
ANNEX E – INCENTIVE PLAN	E-1
ANNEX F – EMPLOYEE STOCK PURCHASE PLAN	F-1
ANNEX G-1 – FORM OF SARCOS Lock-up Agreement	G-1-1
ANNEX G-2 – FORM OF OTHER Lock-up Agreement	G-2-1
ANNEX H – FORM OF REGISTRATION RIGHTS Agreement	H-1
ANNEX I – FORM OF Waiver Agreement	I-1
ANNEX J – Exchange Agent Agreement
ANNEX K – OPINION OF HOULIHAN LOKEY CAPITAL, INC.	K-1

i

SUMMARY TERM SHEET

This summary term sheet, together with the sections entitled “Questions and Answers About the Proposals for Stockholders” and “Summary of the Proxy Statement,” summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the Special Meeting. In addition, for definitions used commonly throughout this proxy statement, including this summary term sheet, please see the section entitled “Frequently Used Terms.”

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Rotor Acquisition Corp., a Delaware corporation, which we refer to as “we,” “us,” “our,” or the “Company,” is a special purpose acquisition company formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

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There are currently 34,500,000 shares of Common Stock, par value $0.0001 per share, of the Company, issued and outstanding, consisting of (i) 27,600,000 shares of Class A Common Stock originally sold as part of the IPO, and (ii) 6,900,000 shares of Class B Common Stock that were initially issued to our Sponsor prior to our IPO and to the BlackRock and Millennium Holders in a private placement.  There are currently no shares of Company preferred stock issued and outstanding.  In addition, we issued 13,800,000 public warrants to purchase Class A Common Stock (originally sold as part of the units issued in our IPO) as part of our IPO along with 7,270,000 Private Placement Warrants issued to our Sponsor and the BlackRock and Millennium Holders in a private placement on the IPO closing date.  Each warrant entitles its holder to purchase one share of our Class A Common Stock at an exercise price of $11.50 per share, to be exercised only for a whole number of shares of our Class A Common Stock.  The warrants will become exercisable the later of (a) 30 days after the completion of our initial business combination and (b) one year from the closing of the IPO, and they expire five years after the completion of our initial business combination or earlier upon redemption or liquidation.  Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders.  The Private Placement Warrants, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees.  For more information regarding the warrants, please see the section entitled “Description of the Securities.”

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Sarcos is a global technology leader for industrial highly dexterous mobile robotic systems for use in dynamic environments. For more information about Sarcos, please see the sections entitled “Information About Sarcos,” “Sarcos’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management After the Business Combination.”

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In connection with the Business Combination, the Sarcos Equity Holders will receive stock consideration, consisting of 120,000,000 newly-issued shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), plus up to an additional 5,000,000 shares of Common Stock if Sarcos consummates an equity financing prior to the closing of the Business Combination (the “Financing Shares”) with one share issued for every $10.00 raised in such financing. At the closing of the Business Combination, each option to purchase shares of Sarcos’ Common Stock will be converted into an option exercisable into a number of shares of Common Stock and each award of Sarcos’ restricted stock units will be converted into a right to receive restricted stock units based on shares of Common Stock. Following the closing of the Business Combination, the Sarcos Stockholders will be entitled to receive an additional (1) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $15.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fourth anniversary of the closing, and (2) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $20.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fifth anniversary of the closing (collectively, the “Earn-Out Shares”). For more information about the Merger Agreement, please see the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement.”

1

•

It is anticipated that, upon completion of the Business Combination: (i) our public stockholders will retain an ownership interest of approximately [●]% in the post-combination company, (ii) converted Founder shares held by the Rotor Restricted Stockholders will represent approximately [●]% of the post-combination company, (iii) PIPE Investors will own approximately [●]% of the post-combination company, and (iv) the Sarcos Equity Holders will own approximately [●]% of the post-combination company.  The ownership percentages with respect to the post-combination company (a) presents post-combination company ownership as if all issued and outstanding restricted stock awards of Sarcos have vested and all of the issued and outstanding Sarcos options have been exercised, in each case concurrently with the consummation of the Business Combination, (b) do not take into account the number of shares of Common Stock to be issued upon exercise of public warrants or Private Placement Warrants, (c) do not take into account the potential issuance of Financing Shares and Earn-Out Shares, (d) assumes that there are no redemptions by holders of Class A Common Stock, and (e) takes into account the forfeiture of 494,040 Founder Shares by the Rotor Restricted Stockholders pursuant to the Waiver Agreement.  If the actual facts are different from these assumptions (which they are likely to be), the percentage ownership retained by the Company’s existing stockholders in the post-combination company will be different. For more information, please see the sections entitled “Summary of the Proxy Statement—Ownership Following the Business Combination” and “Unaudited Pro Forma Condensed Combined Financial Information.”

•

Our management, the Special Committee and the Board considered various factors in determining whether to approve the Merger Agreement and the transactions contemplated thereby, which the Special Committee and Board believe positions the post-combination company for future growth and profitability.  For more information about our decision-making process, see the section entitled “Proposal No. 1—Approval of the Business Combination—Recommendation of the Special Committee and the Board and Reasons for the Approval of the Business Combination.”

•

Pursuant to our current certificate of incorporation, upon the closing of the Business Combination, holders of our public shares may elect to have their Class A Common Stock redeemed for cash at the applicable redemption price per share calculated in accordance with our current certificate of incorporation.  As of [●], 2021, the redemption price would have been approximately $[●] per share.  If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Class A Common Stock for cash and will no longer own shares of the post-combination company and will not participate in the future growth of the post-combination company, if any.  Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the Special Meeting.  Please see the section entitled “Special Meeting of Company Stockholders—Redemption Rights.”

•

In addition to voting on the proposal to adopt the Merger Agreement and approve the transactions contemplated thereunder, including the Business Combination, at the Special Meeting, the stockholders of the Company will be asked to vote on:

o

a proposal to approve, for purposes of complying with applicable NYSE Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the Business Combination and the PIPE Financing (the “NYSE Proposal” or “Proposal No. 2”);

o	a proposal to adopt the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”),
o

a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are being separately presented in accordance with SEC requirements and which will each be voted upon on a non-binding advisory basis (each a “Governance Proposal,” and collectively, the “Governance Proposals” or “Proposal No. 4”),

o

a proposal to elect eight directors to serve staggered terms on our Board until the 2022, 2023 and 2024 annual meeting of stockholders, as applicable, and until their respective successors are duly elected and qualified (the “Director Election Proposal” or “Proposal No. 5”);

o	a proposal to approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal” or “Proposal No. 6”); and
o	a proposal to approve the ESPP, including the authorization of the initial share reserve under the ESPP (the “Employee Stock Purchase Plan Proposal” or “Proposal No. 7”)
o

a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposal, the Director Election Proposal, the Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal (the “Adjournment Proposal” or “Proposal No. 8”).

2

Please see the sections entitled “Proposal No. 1 — Approval of the Business Combination,” “Proposal No. 2—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Common Stock in Connection with the Business Combination and the Private Placement,” “Proposal No. 3—Approval of the Second Amended and Restated Certificate of Incorporation,” “Proposal No. 4—Approval of Certain Governance Provisions in the Second Amended and Restated Certificate of Incorporation,” “Proposal No. 5—Election of Directors to the Board of Directors,” “Proposal No. 6—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan,” “Proposal No. 7–Approval of the Employee Stock Purchase Plan, Including the Authorization of the Initial Share Reserve under the Employee Stock Purchase Plan,” and “Proposal No. 8—The Adjournment Proposal.”

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting.  The approval of the Business Combination Proposal, NYSE Proposal and Charter Approval Proposal are each cross-conditioned on the approval of the others at the Special Meeting (the “Cross-Conditioned Proposals”).  The approval of the Director Election Proposal, Incentive Plan Proposal and Employee Stock Purchase Plan Proposal are each conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.  The Governance Proposals and Adjournment Proposal are not conditioned on the approval of any proposal set forth in this proxy statement.  It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.

•

Upon consummation of the Business Combination, our Board anticipates increasing its size from five directors to eight, with each Class I director having a term that expires at the post-combination company’s annual meeting of stockholders in 2022, each Class II director having a term that expires at the post-combination company’s annual meeting of stockholders in 2023 and each Class III director having a term that expires at the post-combination company’s annual meeting of stockholders in 2024, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. Please see the sections entitled “Proposal No. 5—Election of Directors to the Board of Directors” and “Management After the Business Combination” for additional information.

•

Unless waived by the parties to the Merger Agreement, and subject to applicable law, the closing of the Business Combination is subject to a number of conditions set forth in the Merger Agreement, including, among others, expiration of the waiting period under the HSR Act, receipt of certain stockholder approvals contemplated by this proxy statement and the availability of minimum cash amounts at closing. For more information about the closing conditions to the Business Combination, please see the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Conditions to Closing of the Business Combination.”

•

The Merger Agreement may be terminated at any time prior to the consummation of the Business Combination upon agreement of the parties thereto, or by the Company or Sarcos in specified circumstances.  For more information about the termination rights under the Merger Agreement, please see the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Termination.”

•	The proposed Business Combination involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”
•

In considering the recommendation of our Board to vote for the proposals presented at the Special Meeting, including the Business Combination Proposal, you should be aware that aside from their interests as stockholders, our Sponsor and the directors and officers of the Company may have interests in the Business Combination that are different from, or in addition to, the interests of our stockholders generally.  Our Board and the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination and transaction agreements and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Business Combination Proposal.  Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal.  For more information and specific considerations, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.”

3

FREQUENTLY USED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “Rotor” refer to Rotor Acquisition Corp., and the term “post-combination company” refers to the Company following the consummation of the Business Combination.

In this proxy statement:

“2015 Plan” means the Sarcos 2015 Equity Incentive Plan, as amended.

“Amended and Restated Bylaws” means the proposed Amended and Restated Bylaws of the Company, a form of which is attached hereto as Annex C, which will become the post-combination company’s bylaws upon the consummation of the Business Combination.

“BlackRock and Millennium Holders” means, collectively, the BlackRock Holders and the Millennium Holder.

“BlackRock Holders” means, collectively, those certain funds managed by BlackRock that subscribed for Founder Shares and Private Placement Warrants in a private placement concurrent with the Company’s initial public offering.

“Board” means the board of directors of the Company.

“Business Combination” means the transactions contemplated by the Merger Agreement, including the merger of Merger Sub with and into Sarcos, with Sarcos continuing as the surviving corporation.

“Class A Common Stock” means the shares of Class A Common Stock, par value $0.0001 per share, of the Company.

“Class B Common Stock” means the shares of Class B Common Stock, par value $0.0001 per share, of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means, prior to the consummation of the Business Combination, the Class A Common Stock and Class B Common Stock of the Company, and after the consummation of the Business Combination, the shares of common stock, par value $0.0001 per share, of the of the post-combination company.

“Company” means Rotor Acquisition Corp., a Delaware corporation. After the Business Combination, the Company will refer to the post-combination company.

“Cross-Conditioned Proposals” means the Business Combination Proposal, NYSE Proposal and Charter Approval Proposal.

“current certificate of incorporation” or “current certificate” means our Amended and Restated Certificate of Incorporation, dated January 14, 2021.

“DGCL” means the General Corporation Law of the State of Delaware.

“E&Y” means Ernst & Young LLP, Sarcos’ independent registered public accounting firm.

“Employment Agreements” means the employment agreements to be entered into by certain executives of Sarcos with Sarcos or the Company.

“ESPP” means the Sarcos Technology and Robotics Corporation 2021 Employee Stock Purchase Plan, in the form attached as Annex F to this proxy statement, effective at the closing of the Business Combination.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing Registration Agreement” means the registration agreement entered into by and among the Company and the Rotor Restricted Stockholders, dated January 14, 2021.

“Founder Shares” means the 6,900,000 shares of Class B Common Stock, of which 6,109,616 shares are held by our Sponsor, 395,192 shares are held by the BlackRock Holders, and 395,192 shares are held by the Millennium Holder.

“Gibson Dunn” means Gibson, Dunn & Crutcher LLP, counsel to the Company.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Incentive Plan” means the Sarcos Technology and Robotics Corporation 2021 Equity Incentive Plan, in the form attached as Annex E to this proxy statement, effective at the closing of the Business Combination.

“IPO” means the Company’s initial public offering, consummated on January 14, 2021, through the sale of 27,600,000 public units (including 3,600,000 units sold pursuant to the underwriters’ exercise of their over-allotment option) at $10.00 per unit.

“IRS” means the U.S. Internal Revenue Service.

“Lock-up Agreements” means collectively the Sarcos Lock-up Agreements, the Other Lock-up Agreements, the Founders Letter Agreement, the Millennium Letter Agreement, and the BlackRock Letter Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated as of April 5, 2021 (as it may be amended from time to time), by and among the Company, Merger Sub and Sarcos.

“Merger Sub” means Rotor Merger Sub Corp., a Delaware corporation and a direct, wholly-owned subsidiary of the Company.

“Millennium Holder” means Riverview Group LLC and its affiliates.

“Nasdaq” means the Nasdaq Capital Market.

“NYSE” means the New York Stock Exchange.

“Other Lock-up Agreements” mean, collectively, those agreements, dated April 5, 2021, by and among the Specified Sarcos Equity Holders on the one hand, and the Company and Sarcos on the other hand, whereby each such Specified Sarcos Equity Holder has agreed to certain transfer restrictions with respect to their Common Stock for up to one year, subject to certain exceptions provided for therein.

“PIPE Financing” means the private placement pursuant to which the PIPE Investors have collectively subscribed for 22,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $220,000,000.

“PIPE Investors” means certain institutional investors that will invest in the PIPE Financing.

“post-combination company” means the Company upon consummation of the Business Combination, which will be renamed Sarcos Technology and Robotics Corporation.

“Private Placement” means the private offering and sale of Founder Shares and Private Placement Warrants.

“Private Placement Warrants” means those warrants issued to our Sponsor and the BlackRock and Millennium Holders in a private placement on the IPO closing date.

“Promissory Note” means that certain Promissory Note, dated September 14, 2020, by and between Sponsor and the Company.

“public shares” means shares of Class A Common Stock included in the units issued in the Company’s IPO.

“public stockholders” means holders of public shares, including our Rotor Restricted Stockholders to the extent our Rotor Restricted Stockholders hold public shares, provided, that our Rotor Restricted Stockholders will be considered a “public stockholder” only with respect to any public shares held by them.

“public units” or “units” means one share of Class A Common Stock and one-half of one public warrant of the Company, whereby each public warrant entitles the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share of Class A Common Stock, sold in the IPO.

“public warrants” means the warrants included in the units issued in the Company’s IPO, each of which is exercisable for one share of Class A Common Stock, in accordance with its terms.

“record date” means [●], 2021.

“Registration Rights Agreement” means the Registration Rights Agreement between the Company, the Sponsor and certain Sarcos Stockholders.

“Rotor Restricted Stockholders” means those persons holding the 6,900,000 Founder Shares, of which 6,109,616 shares are held by our Sponsor, 395,192 shares are held by the BlackRock Holders, and 395,192 shares are held by the Millennium Holder.

“Rotor-Sarcos, LLC” means an investment entity controlled by Mr. Finn and another member of the Sponsor who is neither an officer nor director of the Company that acquired a minority equity investment in Sarcos in early 2020.  Neither the Company, the Sponsor, nor any directors or officers of the Company other than Messrs. Finn and Howard, have an investment or other interest in Rotor-Sarcos, LLC.

“Sarcos” means Sarcos Corp., a Utah corporation, and additionally, when such term is used in reference to rights, obligations or covenants under the Merger Agreement, Sarcos Corp.’s subsidiaries.

“Sarcos Class A Common Stock” means Class A Common Stock of Sarcos, $0.001 par value per share,

“Sarcos Class B Common Stock” means Class B Common Stock of Sarcos, $0.001 par value per share.

“Sarcos Common Stock” means Sarcos Class A Common Stock and the Sarcos Class B Common Stock.

“Sarcos Equity Holders” means the holders of Sarcos equity (including shares of Sarcos common stock, preferred stock, restricted stock awards, options, restricted stock units and warrants).

“Sarcos Lock-up Agreements” mean, collectively, those agreements, by and among certain Sarcos Stockholders, on the one hand, Sarcos and the Company on the other hand, whereby the Sarcos Stockholders have agreed to certain transfer restrictions with respect to their Common Stock, subject to certain exceptions provided for therein.

“Sarcos Options” means those certain issued and outstanding options to acquire Sarcos Common Stock, and following the consummation of the Business Combination, will be exercisable for shares of Common Stock of the post-combination company, in each case pursuant to the terms thereof and the Merger Agreement.

“Sarcos Preferred Conversion” means the conversion of all of the preferred stock of Sarcos into Sarcos Common Stock in accordance with Section 4(b) of Article V of Sarcos’ Amended and Restated Articles of Incorporation, with the effective time of such conversion to be conditioned upon the consummation of the Closing and to occur as of immediately prior to the effective time of the Merger.

“Sarcos Stockholders” means the holders of shares of Sarcos Common Stock (including any shares of Sarcos Common Stock subject to restricted stock awards).

“Sarcos Warrants” means those issued and outstanding warrants to purchase Sarcos Class A Common Stock.

“SEC” means the United States Securities and Exchange Commission.

“Second Amended and Restated Certificate of Incorporation” means the proposed Second Amended and Restated Certificate of Incorporation of the Company, a form of which is attached hereto as Annex B, which will become the post-combination company’s certificate of incorporation if the Charter Approval Proposal is approved, assuming the consummation of the Business Combination.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Committee” means a committee comprised solely of disinterested and independent directors of Rotor.

“Special Meeting” means the special meeting of the stockholders of the Company that is the subject of this proxy statement.

“Specified Sarcos Equity Holders” means, collectively, a group comprised of the Company’s Chief Executive Officer, one of its other directors and certain members of the Sponsor who are not directors or officers of the Company that (directly or through affiliates) acquired a minority equity investment in Sarcos in early 2020, in each case, that hold their interest in preferred stock of Sarcos via Rotor-Sarcos, LLC.  Certain Specified Sarcos Equity Holders individually hold Sarcos Warrants that were distributed by Rotor-Sarcos, LLC.

“Sponsor” means Rotor Sponsor LLC, a Delaware limited liability company.

“Stock Consideration” means the Common Stock to be issued to the Sarcos Equity Holders pursuant to the transactions contemplated by the Merger Agreement.

“Subscription Agreement” means the subscription agreements dated April 5, 2021, each entered into by the Company and certain institutional investors, pursuant to which the Company agreed to issue and sell, in private placements to close immediately prior to the closing of the Business Combination, an aggregate of 22,000,000 shares of Common Stock at $10.00 per share, for an aggregate purchase price of $220,000,000.

“Transfer Agent” means Continental Stock Transfer & Trust Company.

“Trust Account” means the trust account of the Company that holds the proceeds from the Company’s IPO.

“Trustee” means Continental Stock Transfer & Trust Company.

“Waiver Agreement” means the waiver agreement, dated April 5, 2021, delivered by Rotor Restricted Stockholders, whereby, in connection with the consummation of the transactions contemplated by the Merger Agreement and the Related Documents, Rotor Restricted Stockholders have agreed to waive certain of their anti-dilution and conversion rights in connection with the PIPE Financing and the Merger and to forfeit a certain number of Founder Shares and the Private Placement Warrants in connection with the Merger.

“warrants” means the public warrants and Private Placement Warrants.

“Warrant Agent” means Continental Stock Transfer & Trust Company.

“Warrant Exercise Notice” means the warrant exercise notices delivered by holders of warrants of Sarcos, pursuant to which all such warrants shall, immediately prior to the effective time of the Business Combination, be exercised into shares of Sarcos Class A Common Stock.

“Whole Board” means the total number of authorized directors of the post-combination company whether or not there exist any vacancies in previously authorized directorships.

“Wilson Sonsini” means Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to Sarcos.

“Working Capital Loans” means loans from our Sponsor or an affiliate of the Sponsor, or certain of our officers or directors, to finance transaction costs in connection with an initial business combination, including the working capital loans issued pursuant to the Promissory Note.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The questions and answers below highlight only selected information from this document and only briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the Annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Special Meeting, which will be held on [●] at [●] Eastern Time. The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at [●].

Q:	Why am I receiving this proxy statement?
A:

Our stockholders are being asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Business Combination, among other proposals. We have entered into the Merger Agreement providing for, among other things, the merger of Merger Sub with and into Sarcos, with Sarcos continuing as the surviving corporation (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). As a result of the Merger, the Company will own 100% of the outstanding common stock of Sarcos. You are being asked to vote on the Business Combination between us and Sarcos. Subject to the terms of the Merger Agreement, the aggregate consideration payable in the Business Combination is 120,000,000 shares of Common Stock of the Company, plus up to 5,000,000 Financing Shares (if any), plus up to 28,125,000 Earn-Out Shares (if any). A copy of the Merger Agreement is attached to this proxy statement as Annex A.

This proxy statement and its Annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. You should read this proxy statement and its Annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its Annexes.

Q:	When and where is the Special Meeting?
A:	The Special Meeting will be held on [●] at [●] Eastern Time. The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at [●].

To be admitted to the virtual Special Meeting, go to the webcast URL and [enter your unique 12-digit control number]. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com].

You can pre-register to attend the virtual meeting starting [●], 2021 at [●] Eastern Time. To pre-register, enter the webcast URL address into your browser and enter your control number, name and email address. Once you pre-register, you may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com].

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 [(888) 965-8995] (toll-free), outside the U.S., and Canada +1 [(415) 655-0243] (standard rates apply). When prompted enter the pin number [●]#. The telephone line will be listen-only, and you will not be able to vote or enter questions during the meeting via telephone.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Special Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the DGCL, or that otherwise makes it advisable to adjourn the Special Meeting, the chair or secretary of the Special Meeting will convene the meeting at [●] on the date specified above and at [●] solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement at [●].

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?
A:	The Company’s stockholders are being asked to approve the following proposals:
1.	Business Combination Proposal—To adopt the Merger Agreement and approve the transactions contemplated thereby, including the Business Combination (Proposal No. 1);
2.

NYSE Proposal—To approve, for purposes of complying with applicable NYSE Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the Business Combination and the PIPE Financing (Proposal No. 2);

3.	Charter Approval Proposal—To consider and act upon a proposal to adopt the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B (Proposal No. 3);
4.

Governance Proposals—To consider and act upon a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are being separately presented in accordance with SEC requirements and which will each be voted upon on a non-binding advisory basis (Proposal No. 4);

5.

Director Election Proposal—To consider and vote upon a proposal to elect eight directors to our Board, with Benjamin G. Wolff and Admiral Eric T. Olson (Ret.) to serve as our Class I directors for a term expiring at the annual meeting of stockholders to be held in 2022, Dennis Weibling, Matthew Shigenobu Muta and Laura J. Peterson to serve as our Class II directors for a term expiring at the annual meeting of stockholders to be held in 2023, and Brian D. Finn, Peter Klein and Priya Balasubramaniam to serve as our Class III directors for a term expiring at the annual meeting of stockholders to be held in 2024, or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal; provided that pursuant to the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the election of these proposed directors (Proposal No. 5);

6.	Incentive Plan Proposal—To consider and vote upon a proposal to approve the Incentive Plan, including the authorization of the initial share reserve under the Incentive Plan (Proposal No. 6);
7.	Employee Stock Purchase Plan Proposal—To consider and vote upon a proposal to approve the ESPP, including the authorization of the initial share reserve under the ESPP (Proposal No. 7); and
8.

Adjournment Proposal—To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal (Proposal No. 8).

Q:	Are the proposals conditioned on one another?
A:

Yes. Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal. The approval of the Business Combination Proposal, NYSE Proposal and Charter Approval Proposal are each cross-conditioned on the approval of the others at the Special Meeting (the “Cross-Conditioned Proposals”).  The approval of the Director Election Proposal, Incentive Plan Proposal and Employee Stock Purchase Plan Proposal are each conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.  The Governance Proposals and Adjournment Proposals are not conditioned on the approval of any proposal set forth in this proxy statement. It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.  If we do not consummate the Business Combination and fail to complete an initial business combination by July 20, 2022, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders.

Q:	Why is the Company providing stockholders with the opportunity to vote on the Business Combination?
A:

Under our current certificate of incorporation, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a stockholder vote. For business and other reasons, we have elected to provide our stockholders with the opportunity to have their public shares redeemed in connection with a stockholder vote rather than a tender offer. Therefore, we are seeking to obtain the approval of our stockholders of the Business Combination Proposal in order to allow our public stockholders to effectuate redemptions of their public shares in connection with the closing of our Business Combination. The approval of the Business Combination is required under our current certificate of incorporation. In addition, such approval is also a condition to the closing of the Business Combination under the Merger Agreement.

Q:	What revenues and profits/losses has Sarcos generated in the last two years?
A:

For the fiscal years ended December 31, 2020 and 2019, Sarcos had total revenue of $8.8 million and $10.2 million, respectively, and net loss of $20.9 million and $18.0 million, respectively. For additional information, please see the sections entitled “Selected Consolidated Historical Financial and Other Information of Sarcos Corp.” and “Sarcos Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Q:	What will happen in the Business Combination?
A:

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, the Company will acquire Sarcos in a transaction we refer to as the “Business Combination.” At the closing of the Business Combination contemplated by the Merger Agreement, the parties will undertake a transaction by which Merger Sub will merge with and into Sarcos, with Sarcos being the surviving entity of the Merger. As a result of the Merger, the Company will own 100% of the outstanding capital stock of Sarcos.

Q:	Following the Business Combination, will the Company’s securities continue to trade on a stock exchange?
A:

Yes. We intend to apply to continue the listing of the post-combination company’s Common Stock and public warrants on Nasdaq under the symbols “STRC” and “STRCW,” respectively, upon the closing of the Business Combination.  Public units will automatically separate into the underlying Class A Common Stock and public warrants in connection with the closing of the Business Combination.

Q:	How has the announcement of the Business Combination affected the trading price of the Company’s Class A Common Stock?
A:

On April 5, 2021, the trading date before the public announcement of the Business Combination, the Company’s Class A Common Stock, public warrants and public units closed at $9.77, $0.64 and $10.18, respectively. On [●], 2021, the trading date immediately prior to the date of this proxy statement, the Company’s Class A Common Stock, public units and public warrants closed at $[●], $[●] and $[●], respectively.

Q:	How will the Business Combination impact the shares of the Company outstanding after the Business Combination?
A:

As a result of the Business Combination and the consummation of the transactions contemplated thereby, the amount of Common Stock outstanding, immediately upon consummation of the Business Combination will increase from 34,500,000 to approximately [●] shares of Common Stock (assuming that no shares of Class A Common Stock are redeemed, no Financing Shares are issued, and no outstanding warrants to purchase shares of Common Stock are exercised, and subject to further issuance of awards under the Incentive Plan described in the following sentence).

Q:	Is the Business Combination the first step in a “going private” transaction?
A:

No. The Company does not intend for the Business Combination to be the first step in a “going private” transaction. One of the primary purposes of the Business Combination is to provide a platform for Sarcos to access the U.S. public markets.

Q:	Will the management of Sarcos change in the Business Combination?
A:

We anticipate that all of the named executive officers of Sarcos will remain with the post-combination company. We expect that Benjamin Wolff, Peter Klein and Dennis Weibling, current directors at Sarcos, will each be appointed to serve as directors of the post-combination company upon completion of the Business Combination. Please see the sections entitled “Proposal No. 3—Approval of the Second Amended and Restated Certificate of Incorporation” and “Management After the Business Combination” for additional information.

Q:	What equity stake will current stockholders of the Company and the Sarcos Equity Holders hold in the post-combination company after the closing?
A:

It is anticipated that, upon completion of the Business Combination: (i) public stockholders will retain an ownership interest of approximately [●]% in the post-combination company, (ii) converted Founder shares held by the Rotor Restricted Stockholders will represent approximately [●]% of the post-combination company, (iii) PIPE Investors will own approximately [●]% of the post-combination company, and (iv) the Sarcos Equity Holders will own approximately [●]% of the post-combination company.  The ownership percentages with respect to the post-combination company (a) presents post-combination company ownership as if all issued and outstanding restricted stock awards of Sarcos have vested and all of the issued and outstanding Sarcos options have been exercised, in each case concurrently with the consummation of the Business Combination, (b) do not take into account the number of shares of Common Stock to be issued upon exercise of public warrants or Private Placement Warrants, (c) do not take into account the potential issuance of Financing Shares and Earn-Out Shares, (d) assumes that there are no redemptions by holders of Class A Common Stock, and (e) takes into account the forfeiture of 494,040 Founder Shares by the Rotor Restricted Stockholders pursuant to the Waiver Agreement. For more information, please see the sections entitled “Summary of the Proxy Statement—Ownership Following the Business Combination” and “Unaudited Pro Forma Condensed Combined Financial Information.”

Q:	Will the Company obtain new financing in connection with the Business Combination?
A:

Yes. The PIPE Investors have agreed to purchase 22,000,000 shares of Common Stock in the aggregate, for $220,000,000 of gross proceeds, pursuant to Subscription Agreements. The Subscription Agreements are contingent upon, among other things, stockholder approval of the Business Combination Proposal and the Closing.

Pursuant to the Merger Agreement, Sarcos may enter into one or more series of transactions for debt or equity financing with aggregate gross proceeds not to exceed $50,000,000.  In consideration thereof, the Company will issue additional shares of Class A Common Stock to Sarcos Equity Holders equal to such financing amount divided by $10.00.

Pursuant to the Merger Agreement, the Company may incur up to $1,500,000 in Working Capital Loans, provided that such loans are non-interest bearing and do not have any prepayment or repayment premiums, penalties, breakage or similar costs if it were to be prepaid or repaid in full.

The Company will use the funds in the Trust Account to pay certain transaction expenses upon the closing of the Business Combination and to fund working capital needs of the Company following the closing of the Business Combination, and the sole consideration for the Business Combination will be stock consideration.

Q:	What conditions must be satisfied to complete the Business Combination?
A:

There are a number of closing conditions in the Merger Agreement, including the expiration of any applicable waiting period under the HSR Act, if required by the HSR Act, and the approval by the stockholders of the Company of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal. For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, please see the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement.”

Q:	Are there any arrangements to help ensure that the Company will have sufficient funds to fund the aggregate purchase price?
A:

The Merger Agreement provides that Sarcos’ obligation to consummate the Business Combination is conditioned on the amount in the Trust Account, together with the proceeds from the PIPE Financing, equaling or exceeding $200,000,000 after taking into account the redemptions of Class A Common Stock by public stockholders. The gross proceeds from the Private Placement of $220,000,000 are sufficient to satisfy this closing condition. This condition to closing in the Merger Agreement is for the sole benefit of Sarcos and may be waived by Sarcos. If, as a result of redemptions of Class A Common Stock by our public stockholders, these conditions are not met (or waived), then Sarcos may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Class A Common Stock in an amount that would result in the Company’s failure to have net tangible assets of at least $5,000,001. Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in this proxy statement assumes that none of our public stockholders exercise their redemption rights with respect to their shares of Class A Common Stock.

Q:	Why is the Company proposing the NYSE Proposal?
A:

We are proposing the NYSE Proposal in order to comply with NYSE Listing Rules, which, among other things, require stockholder approval of (i) adoption of equity compensation plans, (ii) certain transactions that result in the issuance of 20% or more of the outstanding voting power or shares of Common Stock outstanding before the issuance of stock or securities, and (iii) transactions that may result in the change of control of the issuer.

In connection with the Business Combination, (i) we are asking stockholders of the Company to approve the Incentive Plan and ESPP, (ii) we expect to issue (x) up to 153,125,000 shares of Common Stock to the Sarcos Equity Holders pursuant to the terms of the Merger Agreement and (y) 22,000,000 shares of Common Stock in connection with the PIPE Financing, which will result in an issuance of more than 20% of our outstanding Common Stock, and (iii) such issuances may result in the change in control of the post-combination company.  As a result of the proposals set forth herein and the terms of the Merger Agreement, we are required to obtain stockholder approval pursuant to the NYSE Listing Rules.

Approval of the NYSE Proposal is conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.

For more information, please see the section entitled “Proposal No. 2—Approval of the Issuance of More than 20% of the Company’s Issued and Outstanding Common Stock in Connection with the Business Combination and the Private Placement.”

Q:	Why is the Company proposing the Charter Approval Proposal?
A:

The Second Amended and Restated Certificate of Incorporation that we are asking our stockholders to adopt in connection with the Business Combination (the “Charter Approval Proposal” or “Proposal No. 3”) provides for certain amendments to our existing certificate of incorporation. Pursuant to Delaware law and the Merger Agreement, we are required to submit the Charter Approval Proposal to the Company’s stockholders for adoption.

Approval of the Charter Approval Proposal is conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.

For additional information please see the section entitled “Proposal No. 3—Approval of the Second Amended and Restated Certificate of Incorporation.”

Q:	Why is the Company proposing the Governance Proposals?
A:

As required by applicable SEC guidance, the Company is requesting that its stockholders vote upon, on a non-binding advisory basis, a proposal to approve certain governance provisions contained in the Second Amended and Restated Certificate of Incorporation that materially affect stockholder rights. This separate vote is not otherwise required by Delaware law separate and apart from Proposal No. 3, but pursuant to SEC guidance, the Company is required to submit these provisions to its stockholders separately for approval. However, the stockholder vote regarding this proposal is an advisory vote, and is not binding on the Company or our Board (separate and apart from the approval of Proposal No. 3). Furthermore, the Business Combination is not conditioned on the separate approval of the Governance Proposals (separate and apart from approval of Proposal No. 3). For additional information, please see the section entitled “Proposal No. 4—Approval of Certain Governance Provisions in the Second Amended and Restated Certificate of Incorporation.”

Q:	Why is the Company proposing the Director Election Proposal?
A:

In connection with the Business Combination, the Company is setting forth a proposal to elect two directors to our Board to serve as our Class I directors for a term expiring at the annual meeting of stockholders to be held in 2022, three directors to our Board to serve as our Class II directors for a term expiring at the annual meeting of stockholders to be held in 2023, and three directors to our Board to serve as our Class III directors for a term expiring at the annual meeting of stockholders to be held in 2024, or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal. Pursuant to the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the election of directors prior to the consummation of an initial business combination.

Approval of the Director Election Proposal is conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.

Please see the sections entitled “Proposal No. 3—Approval of the Second Amended and Restated Certificate of Incorporation,” “Proposal No. 5—Election of Directors to the Board of Directors” and “Management After the Business Combination” for additional information.

Q:	Why is the Company proposing the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal?
A:

The Incentive Plan and the ESPP will promote ownership in the post-combination company by the employees, officers, non-employee directors and other service providers of the post-combination company and its subsidiaries and align the interests between these service providers and stockholders by providing compensation based on the value of, shares of the post-combination company’s Common Stock.

Approval of each of the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal are conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.

Please see the sections entitled “Proposal No. 6—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan” and “Proposal No. 7—Approval of the Employee Stock Purchase Plan Proposal, Including the Authorization of the Initial Share Reserve Under the ESPP” for additional information.

Q:	Why is the Company proposing the Adjournment Proposal?
A:

We are proposing the Adjournment Proposal to allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal but no other proposal if the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposals, the Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal are approved. In no event will our Board adjourn the Special Meeting or consummate the Business Combination beyond July 20, 2022. Please see the section entitled “Proposal No. 8—The Adjournment Proposal” for additional information.

Q:	What happens if I sell my shares of Class A Common Stock before the Special Meeting?
A:

The record date for the Special Meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of our Class A Common Stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. However, you will not be able to seek redemption of your shares of our Class A Common Stock because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your shares of our Class A Common Stock prior to the record date, you will have no right to vote those shares at the Special Meeting or redeem those shares for a pro rata portion of the proceeds held in our Trust Account.

Q:	What constitutes a quorum at the Special Meeting?
A:

The presence, virtually or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock of the Company representing a majority of the Common Stock issued and outstanding and entitled to vote at the Special Meeting, shall constitute a quorum in order to conduct business at the Special Meeting. Abstentions will be counted as present for the purpose of determining a quorum; broker non-votes will not be counted as present for the purpose of determining a quorum as they are not considered to be entitled to vote on the non-routine matters to be presented at the Special Meeting. Our Rotor Restricted Stockholders own all of our Founder Shares, which represent 20% of our issued and outstanding shares of Common Stock, and will count towards this quorum. In the absence of a quorum, (a) the presiding officer or (b) an affirmative vote of the holders of a majority of our outstanding shares of Common Stock present, represented virtually or by proxy and entitled to vote thereat shall be required to adjourn the Special Meeting. As of the record date for the Special Meeting, [17,250,001] shares of our Common Stock would be required to achieve a quorum.

Q:	What vote is required to approve the proposals presented at the Special Meeting?
A:

The approval of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, will have no effect on the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal.

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present; broker non-votes will not be counted as present for the purpose of determining a quorum, as they are not considered to be entitled to vote on the non-routine matters to be presented at the Special Meeting.

Broker non-votes will have no effect on the approval of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal.  A properly executed proxy marked “ABSTAIN” will have the same effect as a vote “AGAINST” the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal, as each require a vote of the holders of a majority of the stock represented and entitled to vote thereat.

The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of the voting power of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a properly executed proxy marked “ABSTAIN” and a broker non-vote will have the same effect as a vote “AGAINST” such Charter Approval Proposal.

Directors are elected by a plurality of the votes cast by the holders of our outstanding shares of Class B Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting (pursuant to our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock are not entitled to vote on the Director Election Proposal). This means that the eight director nominees who receive the most affirmative votes will be elected. Holders of Class B Common Stock may not cumulate their votes with respect to the election of directors. Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting and abstentions and broker non-votes will have no effect on the election of directors pursuant to the Director Election Proposal.

Q:	What happens if the Business Combination Proposal is not approved?
A:	If the Business Combination Proposal is not approved and we do not consummate a business combination by July 20, 2022, we will be required to dissolve and liquidate our Trust Account.
Q:	What are the recommendations of the Special Committee and the Board?
A:

The Special Committee recommended that the Board approve the Merger Agreement and the transactions contemplated thereby.  Upon recommendation by the Special Committee and its own review and consideration, the Board believes that the Business Combination Proposal and the other proposals to be presented at the Special Meeting are in the best interest of our stockholders and recommends that stockholders vote “FOR” the Business Combination Proposal, “FOR” the NYSE Proposal, “FOR” the Charter Approval Proposal, “FOR” each of the Governance Proposals, “FOR” each of the director nominees set forth in the Director Election Proposal, “FOR” the Incentive Plan Proposal, “FOR” the Employee Stock Purchase Plan Proposal and “FOR” the Adjournment Proposal, if presented to the Special Meeting.

In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsor and directors and officers may have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board and the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” for additional information.

Q:	May the Company, its Sponsor or the Company’s directors or officers or their affiliates purchase shares in connection with the Business Combination?
A:

In connection with the stockholder vote to approve the proposed Business Combination, our Sponsor, directors or officers or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our directors or officers or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such selling stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and could include a contractual provision that directs such selling stockholder to vote such shares in a manner directed by the purchaser. In the event that our Sponsor, directors or officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.

Q:	How many votes do I have at the Special Meeting?
A:

Our stockholders are entitled to one vote on each proposal presented at the Special Meeting for each share of Common Stock held of record as of [●], the record date for the Special Meeting; provided that pursuant to the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the Director Election Proposal. As of the close of business on the record date, there were [34,500,000] outstanding shares of our Common Stock.

Q:	How do I vote?
A:

If you were a holder of record of our Common Stock (including a holder of public units) on [●], the record date for the Special Meeting, you may vote with respect to the proposals virtually at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.  By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m. Eastern Time the business day prior to the Special Meeting.

Voting at the Virtual Meeting.  The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at [●].  To be admitted to the virtual Special Meeting, go to the webcast URL and [enter your unique 12-digit control number]. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com]. For additional information, please see the section entitled “Special Meeting of Company Stockholders.”

You can pre-register to attend the virtual meeting starting [●], 2021 at [●] Eastern Time. To pre-register, enter the webcast URL address into your browser and enter your control number, name and email address. Once you pre-register, you may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com].

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 [(888) 965-8995] (toll-free), outside the U.S., and Canada +1 [(415) 655-0243] (standard rates apply). When prompted enter the pin number [●]#. The telephone line will be listen-only, and you will not be able to vote or enter questions during the meeting via telephone

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Special Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the DGCL, or that otherwise makes it advisable to adjourn the Special Meeting, the chair or secretary of the Special Meeting will convene the meeting at [●] on the date specified above and at [●] solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement at [●].

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?
A:

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, a properly executed proxy marked “ABSTAIN” will have the same effect as a vote “AGAINST” the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal, but will have no effect on the approval of the Director Election Proposal.  A failure to vote will have no effect on any of the proposals other than the “Charter Approval Proposal,” where such failure to vote will have the same effect as a vote “AGAINST” the Charter Approval Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?
A:

Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:	If I am not going to attend the virtual Special Meeting, should I return my proxy card instead?
A:

Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the proposals presented to the stockholders at this Special Meeting will be considered non-routine and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Special Meeting. If you do not provide instructions with your proxy, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:	How will a broker non-vote impact the results of each proposal?
A:	Broker non-votes will count as a vote “AGAINST” the Charter Approval Proposal but will not have any effect on the outcome of any other proposals.
Q:	May I change my vote after I have mailed my signed proxy card?
A:

Yes. You may change your vote by sending a later-dated, signed proxy card to our Secretary at the address listed herein so that it is received by our Secretary prior to the Special Meeting or attend the Special Meeting virtually and vote. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Q:	What should I do if I receive more than one set of voting materials?
A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	How will the Company’s Sponsor, directors and officers vote?
A:

Our Sponsor, directors and officers are parties to the Founders Letter Agreement pursuant to which they have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination Proposal and the other proposals described in this proxy statement. As of [●], 2021, our Sponsor owned shares equal to approximately 17.71% of our issued and outstanding shares of Common Stock.  Further, our Sponsor and officers and directors(including their advisors and affiliates) may elect to purchase public shares or warrants, which may further influence a vote on the proposed Business Combination and reduce the public “float” of our Class A Common Stock or public warrants.

Q:	What interests do the Sponsor and the Company’s current officers and directors have in the Business Combination?
A:

In considering the recommendation of our Special Committee and Board to vote for the proposals presented at the Special Meeting, including the Business Combination Proposal, you should be aware that aside from their interests as stockholders, our Sponsor and the directors and officers of the Company may have interests in the Business Combination that are different from, or in addition to, the interests of our stockholders generally.  Our Board and the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination and transaction agreements and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Business Combination Proposal.  Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal.  For more information and specific considerations, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor

Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.”

Q:	Did the Special Committee obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?
A:

Yes. The Special Committee obtained a third-party fairness opinion in connection with the proposed Business Combination from Houlihan Lokey Capital, Inc. (“Houlihan Lokey”), an independent financial advisor engaged by the Special Committee.  For more information regarding the fairness opinion, see the section entitled “Proposal No. 1—Approval of the Business Combination—Opinion of the Financial Advisor to the Special Committee.”

Q:	Why was a Special Committee of the Board of Directors of the Company Formed?
A:

Because of the minority equity interest in Sarcos held by Messrs. Finn and Howard (each directors of the Company) and certain other owners of Sponsor who are not directors or officers of the Company, the board of directors of the Company adopted formal resolutions on January 30, 2021 to form a special committee (“Special Committee”) comprised of disinterested independent directors of the Company, Messrs. Fennebresque and Berkman, with the authority to:

1.	make such investigation of the proposed Business Combination as the Special Transaction Committee deems appropriate;
2.	evaluate the terms of the proposed Business Combination;
3.	negotiate with Sarcos and its representatives the proposed Business Combination;
4.	negotiate the terms of any definitive agreement with respect to the proposed Business Combination (the execution of which definitive agreement shall be subject to the approval of the Board);
5.

obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that the proposed Business Combination is fair to the Corporation (and any other person or persons that the Special Transaction Committee may deem appropriate) from a financial point of view;

6.

report to the Board and any other appropriate committee thereof its recommendations and conclusions with respect to the Potential Transaction, including a determination and recommendation as to whether the proposed Business Combination is fair to and in the best interests of the Corporation (and any other person or persons that the Special Transaction Committee may deem appropriate) and should be approved by the Board; and

7.	determine to elect not to pursue the proposed Business Combination
Q:	Who are the Specified Sarcos Equity Holders and what are their interests in the Business Combination?
A:

They are Brian D. Finn, who is the Company’s CEO and a director of the Company and the managing member of the Sponsor, John D. Howard, who is a director of the Company and a member of the Sponsor, and other members of the Sponsor who are not directors or officers of the Company.  They may have interests (directly or through a related entity) in the proposed Business Combination with Sarcos that are different from, or are in addition to, the interests of the Company’s other stockholders. These interests include, among other things:

•

Interests in Rotor-Sarcos, LLC, an investment entity that owns an approximate 7.3% fully-diluted equity interest in Sarcos, purchased for approximately $20 million in early 2020. Rotor-Sarcos, LLC is controlled by Mr. Finn and another member of the Sponsor who is neither an officer nor director of the Company.

•

Mr. Finn and Mr. Howard, as well as other members of our Sponsor who are not directors or officers of the Company, also received Sarcos Warrants, via a distribution of such from Rotor-Sarcos, LLC, to acquire, in the aggregate, an additional 1.0% equity interest in Sarcos at the time of the investment in Sarcos.  Under agreements signed at the time of the signing of the Merger Agreement, these warrants will be net exercised and will convert into Sarcos equity immediately prior to the closing of the Business Combination.

•

An investment entity controlled by Mr. Finn, Mr. Howard and two members of the Sponsor who are not directors or officers of the Company (each of whom are also the investors in such entity), reached an agreement in late January 2021 to purchase a 4.8% fully-diluted equity interest in Sarcos from a Sarcos shareholder for $10 million plus additional contingent consideration. In mid-February 2021, at the request of the investment entity and by agreement with the Sarcos shareholder, this transaction was rescinded and the agreement was voluntarily canceled and terminated.

•	Mr. Finn served on the board of directors of Sarcos until his voluntary resignation on January 26, 2021.
•	A member of our Sponsor who is not a director or officer of the Company and who participated in the 2020 investment in Sarcos has been and remains a non-voting board observer at Sarcos.

Concurrent with the execution of the Merger Agreement, at the request of the Special Committee, the Specified Sarcos Equity Holders, including the holders of all outstanding Sarcos Warrants, entered into the Other Lock-up Agreements with Sarcos and the Company.  Pursuant to the Other Lock-up Agreements, the Specified Sarcos Equity Holders agreed to certain transfer restrictions with respect to Common Stock received in connection with the Business Combination (including, as applicable, Common Stock distributed by Rotor-Sarcos, LLC or Sponsor or Common Stock issued upon exercise of Private Placement Warrants held or distributed by Sponsor) until the earlier of (i) one year following the closing of the Business Combination or (ii) the post-combination company’s completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the post-combination company’s stockholders having the right to exchange their equity holdings in the post-combination company for cash, securities or other property.  The lock-up restrictions are also subject to certain customary transfer exceptions.  The Specified Sarcos Equity Holders further agreed (i) to irrevocably waive certain preemptive rights with respect to any issuance and sale by Sarcos of new securities pursuant to certain contractual rights entered into with Sarcos, and (ii) that such holders will not purchase any new securities issued and sold by Sarcos at any time prior to the closing of the Business Combination.

For more information and specific considerations, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.”

Q:	Does the Sponsor or any director or officer of the Company other than Messrs. Finn and Howard have a current or prior investment or other interest in or relationship with Sarcos?

A:

No.  As described in this proxy statement, such investments, interests and relationships with Sarcos are with Messrs. Finn and Howard and other members of the Sponsor who are not directors or officers of the Company.

Q:	What happens if I vote against the Business Combination Proposal?
A:

If you vote against the Business Combination Proposal but the Business Combination Proposal still obtains the affirmative vote of a majority of the outstanding shares of our Common Stock entitled to vote thereon at the Special Meeting, then the Business Combination Proposal will be approved and, assuming the approval of the NYSE Proposal and the Charter Approval Proposal, and the satisfaction or waiver of the other conditions to closing, the Business Combination will be consummated in accordance with the terms of the Merger Agreement.

If you vote against the Business Combination Proposal and the Business Combination Proposal is not approved at the Special Meeting, then the Business Combination Proposal will fail and we will not consummate the Business Combination. If we do not consummate the Business Combination, we may seek to terminate the Merger Agreement in accordance with its terms and continue to try to complete a business combination with a different target business until July 20, 2022. If we fail to complete an initial business combination by July 20, 2022, then we will be required to dissolve and liquidate the Trust Account by returning the then-remaining funds in such account to our public stockholders.

Q:	Do I have redemption rights?
A:

If you are a holder of public shares, you may submit your public shares for redemption for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, including interest not previously released to the Company to pay its franchise and income taxes, by (ii) the total number of then-outstanding public shares; provided that the Company will not redeem any shares of Class A Common Stock issued in the IPO to the extent that such redemption would result in the Company’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of Class A Common Stock included in the units sold in our IPO. Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Our Rotor Restricted Stockholders have also agreed to waive their right to anti-dilution adjustment with respect to any shares of our Founder Shares they may hold in connection with the consummation of the Business Combination. For illustrative purposes, based on the fair value of investment securities held in the Trust Account of $[●] as of [●], 2021, the estimated per share redemption price would have been approximately $[●]. Additionally, shares properly tendered for redemption will only be redeemed if the Business Combination is consummated; otherwise holders of such shares will only be entitled to a pro rata portion of the Trust Account (including interest not previously released to the Company to pay its franchise and income taxes) in connection with the liquidation of the Trust Account, unless we complete an alternative business combination prior to July 20, 2022.

Q:	If I am a unit holder, can I exercise redemption rights with respect to my units?
A:

No. Holders of outstanding units must separate the underlying Class A Common Stock and public warrants prior to exercising redemption rights with respect to the Class A Common Stock. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into Class A Common Stock and public warrants. This must be completed far enough in advance to permit the mailing of the Class A Common Stock certificates back to you so that you may then exercise your redemption rights upon the separation of the Class A Common Stock from the units. See “How do I exercise my redemption rights?” below. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Class A Common Stock and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation.

Q:	Can the Company’s Rotor Restricted Stockholders redeem their Founder Shares in connection with consummation of the Business Combination?
A:

No. Pursuant to our current certificate of incorporation Founder Shares may not be redeemed in connection with the consummation of the Business Combination. Our Rotor Restricted Stockholders have agreed to waive their right to an anti-dilution conversion adjustment with respect to any shares of our Common Stock they may hold in connection with the consummation of the Business Combination.

Q:	Is there a limit on the number of shares I may redeem?
A:

Yes. A public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), is restricted from exercising redemption rights with respect to more than an aggregate of 15% of the shares sold in our IPO. Accordingly, all shares in excess of 15% owned by a holder or “group” of holders will not be redeemed for cash. On the other hand, a public stockholder who holds less than 15% of the shares of Class A Common Stock and is not a member of a “group” may redeem all of the public shares held by such stockholder for cash.

In no event is your ability to vote all of your shares (including those shares held by you or by a “group” in excess of 15% of the shares sold in our IPO) for or against our Business Combination restricted.

We have no specified maximum redemption threshold under our current certificate of incorporation, other than the aforementioned 15% threshold. Each redemption of shares of Class A Common Stock by our public stockholders will reduce the amount in our Trust Account, which held cash and investment securities with a fair value of approximately $[●] as of [●], 2021. The Merger Agreement provides that Sarcos’ obligation to consummate the Business Combination is conditioned on the amount in the Trust Account, together with the proceeds from the PIPE Financing, equaling or exceeding $200,000,000 after taking into account the redemptions of Class A Common Stock by public stockholders. The gross proceeds from the Private Placement of $220,000,000 are sufficient to satisfy this closing condition. This condition to closing in the Merger Agreement is for the sole benefit of Sarcos and may be waived by Sarcos. If, as a result of redemptions of Class A Common Stock by our public stockholders, these conditions are not met (or waived), then Sarcos may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Class A Common Stock in an amount that would result in the Company’s failure to have net tangible assets of at least $5,000,001.

Q:	Is there a limit on the total number of shares that may be redeemed?
A:

Yes. Our current certificate of incorporation provides that we may not redeem our public shares in an amount that would result in the Company’s failure to have net tangible assets of at least $5,000,001 (such that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the Merger Agreement. Other than this limitation, our current certificate of incorporation does not provide a specified maximum redemption threshold. However, the Merger Agreement provides that Sarcos’ obligations to consummate the Business Combination is conditioned on the amount in the Trust Account, together with the proceeds from the PIPE Financing, equaling or exceeding $200,000,000. The gross proceeds from the Private Placement of $220,000,000 are sufficient to satisfy this closing condition. In the event the aggregate cash consideration that we would be required to pay for all shares of Class A Common Stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the Merger Agreement exceeds the aggregate amount of cash available to us, we may not complete the Business Combination or redeem any shares, all shares of Class A Common Stock submitted for redemption will be returned to the holders thereof, and we instead may search for an alternate business combination.

Based on the amount of $[●] in our Trust Account as of [●], 2021, assuming a per share redemption price of $[●], approximately [●] shares of Class A Common Stock may be redeemed and still enable us to have sufficient cash to satisfy the cash closing conditions in the Merger Agreement. We refer to this as the maximum redemption scenario.

Q:	How will the absence of a maximum redemption threshold affect the Business Combination?
A:

The Merger Agreement provides that our and Sarcos’ obligations to consummate the Business Combination are conditioned on the amount in the Trust Account, together with the proceeds from the PIPE Financing, equaling or exceeding $200,000,000. The gross proceeds from the Private Placement of $220,000,000 are sufficient to satisfy this closing condition. As a result, we may be able to complete our Business Combination even though a substantial portion of our public stockholders do not agree with the transaction and have redeemed their shares or have entered into privately negotiated agreements to sell their shares to our Sponsor, directors or officers or their affiliates. As of the date of this proxy statement, no agreements with respect to the private purchase of public shares by the Company or the persons described above have been entered into with any such investor or holder. We will file a Current Report on Form 8-K with the SEC to disclose private arrangements entered into or significant private purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or other proposals (as described in this proxy statement) at the Special Meeting.

Q:	Will how I vote affect my ability to exercise redemption rights?
A:

No. You may exercise your redemption rights whether you vote your shares of Common Stock for or against, or whether you abstain from voting on the Business Combination Proposal or any other proposal described by this proxy statement. As a result, the Merger Agreement can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a potentially less-liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:	How do I exercise my redemption rights?
A:

In order to exercise your redemption rights, you must (i) check the box on the enclosed proxy card to elect redemption, (ii) if you hold public units, separate the underlying public shares and public warrants, and (iii) prior to 5:00 p.m. Eastern Time on [●], 2021 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

Please check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Common Stock. Notwithstanding the foregoing, a holder of the public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from exercising redemption rights with respect to more than an aggregate of 15% of the shares of Class A Common Stock included in the units sold in our IPO. Accordingly, all public shares in excess of the 15% threshold beneficially owned by a public stockholder or group will not be redeemed for cash.

Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Electronic delivery of your public shares generally will be faster than delivery of physical certificates. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to our Transfer Agent prior to the date set forth in these proxy materials, or up to two business days prior to the vote on the proposal to approve the Business Combination at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system, at such stockholder’s option.  A physical certificate will not be needed if your shares are delivered to our Transfer Agent electronically. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The Transfer Agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming stockholder. However, this fee would be incurred regardless of whether or not we require stockholders seeking to exercise redemption rights to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:

The U.S. federal income tax consequences of exercising your redemption rights depend on the particular facts and circumstances. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—Material United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights.” We urge you to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q:	If I am a Company warrant holder, can I exercise redemption rights with respect to my public warrants?
A:

No. The holders of our public warrants have no redemption rights with respect to our public warrants.  Holders of public warrants that elect to redeem any shares of Class A Common Stock that they may hold in connection with the consummation of the Business Combination (see “—How do I exercise my redemption rights?”) may still exercise their public warrants following the consummation of the Business Combination pursuant to the terms thereof.

Q:	Do I have appraisal rights if I object to the proposed Business Combination?
A:	No. Appraisal rights are not available to holders of our Common Stock in connection with the Business Combination.
Q:	What happens to the funds held in the Trust Account upon consummation of the Business Combination?
A:

The funds held in the Trust Account will be used to: (i) pay Company stockholders who properly exercise their redemption rights; (ii) pay $9,660,000 in deferred underwriting commissions to the underwriters of our IPO, in connection with the Business Combination; and (iii) pay certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees and other professional fees) that were incurred by the Company and other parties to the Merger Agreement in connection with the transactions contemplated by the Merger Agreement, including the Business Combination and the PIPE Financing, and pursuant to the terms of the Merger Agreement.  The remaining proceeds from the Business Combination (including funds from the Trust Account) will be used by the post-combination company to fund its ongoing growth plans.

Q:	What happens if the Business Combination is not consummated?
A:

There are certain circumstances under which the Merger Agreement may be terminated. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement” for information regarding the parties’ specific termination rights.

If we do not consummate the Business Combination, we may seek to terminate the Merger Agreement in accordance with its terms and continue to try to complete a business combination with a different target business until July 20, 2022. Unless we amend our current certificate of incorporation (which requires the affirmative vote of 65% of all then outstanding shares of Class A Common Stock) and amend certain other agreements into which we have entered to extend the life of the Company, if we fail to complete an initial business combination by July 20, 2022, then we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish our public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per unit in the IPO. Please see the section entitled “Risk Factors—Risks Related to the Business Combination.”

Holders of our Founder Shares have waived any right to any liquidation distribution with respect to such shares. In addition, if we fail to complete a business combination by July 20, 2022, there will be no redemption rights or liquidating distributions with respect to our outstanding warrants, which will expire and be worthless. We expect to consummate the Business Combination and do not intend to take any action to extend the life of the Company beyond July 20, 2022.

Q:	When is the Business Combination expected to be completed?
A:

The closing of the Business Combination is expected to take place on or prior to the third business day following the satisfaction or waiver of the conditions described below in the subsection entitled “Proposal No. 1—Approval of the Business Combination—Conditions to Closing of the Business Combination.” The closing is expected to occur in the third quarter of 2021. The Merger Agreement may be terminated by the Company or Sarcos if the closing of the Business Combination has not occurred by October 5, 2021 (the “Termination Date”), provided that the Termination Date shall automatically be extended on a day-for-day basis (up to 30 days) for each day of any delay to the applicable waiting or review periods, or any extension thereof of any governmental entity that would, or would reasonably be expected to, have the effect of delaying, impeding, hindering or preventing the review of the transactions contemplated hereby.

For a description of the conditions to the completion of the Business Combination, see the section entitled “Proposal No. 1—Approval of the Business Combination—Conditions to Closing of the Business Combination.”

Q:	What do I need to do now?
A:

You are urged to read carefully and consider the information contained in this proxy statement, including the Annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?
A:

The Company is soliciting proxies on behalf of its Board. The Company will pay the cost of soliciting proxies for the Special Meeting. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali LLC a fee of up to $35,000, plus disbursements, and will reimburse Morrow Sodali LLC for its reasonable out-of-pocket expenses and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s Common Stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or virtually. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Rotor Acquisition Corp.
The Chrysler Building, 405 Lexington Avenue
New York, New York 10174
(212) 818-8800
Attention: [Brian D. Finn]
Email: [●]

You may also contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerage, please call collect: (203) 658-9400
Email: ROT.info@investor.morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to our Transfer Agent prior to the Special Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact our Transfer Agent:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information contained in this proxy statement and does not contain all of the information that may be important to you. You should read carefully this entire proxy statement, including the Annexes and accompanying financial statements of the Company and Sarcos, to fully understand the proposed Business Combination (as described below) before voting on the proposals to be considered at the Special Meeting (as described below). Please see the section entitled “Where You Can Find More Information” beginning on page [●] of this proxy statement.

Sarcos’ Business

Sarcos is a global technology leader for industrial highly dexterous mobile robotic systems for use in dynamic environments. For more information about Sarcos, please see the sections entitled “Information About Sarcos,” “Sarcos’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management After the Business Combination.”

Parties to the Business Combination

The Company

The Company is a blank check company incorporated in the state of Delaware on August 27, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

The Company’s securities are currently listed on the New York Stock Exchange under the symbols “ROT,” “ROT.WS” and “ROT.U,” respectively. The Company intends to apply to continue the listing of its publicly-traded Class A Common Stock and public warrants on Nasdaq under the symbols “STRC” and “STRCW,” respectively, upon the closing of the Business Combination. Units will automatically separate into their underlying Class A Common Stock and public warrants in connection with the closing of the Business Combination.  In connection with the consummation of the Business Combination, the Company will change its name to Sarcos Technology and Robotics Corporation.  The mailing address of the Company’s principal executive office is c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

Merger Sub

Merger Sub, a Delaware corporation, is a wholly-owned subsidiary of the Company, formed by the Company on March 12, 2021. In the Business Combination, Merger Sub will merge with and into Sarcos, with Sarcos continuing as the surviving entity.  The mailing address of Merger Sub’s principal executive office is c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

Sarcos

Sarcos was incorporated in Utah in February 2015 and is a global technology leader for industrial highly dexterous mobile robotic systems for use in dynamic environments. In the Business Combination, Merger Sub will merge with and into Sarcos, with Sarcos continuing as the surviving entity. Sarcos’ principal executive offices are located at 360 Wakara Way, Salt Lake City, Utah, 84108, and its telephone number is 888-927-7296.

Proposals to be Submitted and the Special Meeting

Rotor stockholders are being asked to vote on the following proposals:

1.

a proposal to adopt the Merger Agreement (the “Business Combination Proposal” or “Proposal No. 1”), a copy of which is attached to this proxy statement as Annex A, and approve the transactions contemplated thereby, including the Business Combination. Subject to the terms of the Merger Agreement, the consideration to be paid to the existing equity holders of Sarcos at the time of the Business Combination (including shares of common stock, preferred stock, restricted stock awards, options, restricted stock units and warrants) (the “Sarcos Equity Holders”) will be stock consideration, consisting of 120,000,000 newly-issued shares of our Common Stock, par value $0.0001 per share (the “Common Stock”), plus up to an additional 5,000,000 shares of Common Stock if Sarcos consummates an equity financing prior to the closing of the Business Combination (the “Financing Shares”) with one share issued for every $10.00 raised in such financing. At the closing of the Business Combination, each option to purchase shares of Sarcos’ Common Stock will be converted into an option exercisable into a number of shares of Common Stock and each award of Sarcos’ restricted stock units will be converted into a right to receive restricted stock units based on shares of Common Stock. Following the closing of the Business Combination, the Sarcos Stockholders will be entitled to receive an additional (1) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $15.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fourth anniversary of the closing, and (2) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $20.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fifth anniversary of the closing (collectively, the “Earn-Out Shares”). The aggregate purchase price and number of shares issued to the Sarcos Equity Holders as a result of the Business Combination will not be subject to any adjustment but will be subject to customary closing conditions,

2.

a proposal to approve, for purposes of complying with applicable NYSE Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock pursuant to (i) the issuance of up to 153,125,000 shares of Common Stock in the Business Combination and (ii) the issuance and sale of 22,000,000 shares of Common Stock (the “PIPE Financing”) in a private offering of securities to certain investors in connection with the Business Combination (the “NYSE Proposal” or “Proposal No. 2”),

3.	a proposal to adopt the Second Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”),
4.

a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are being separately presented in accordance with SEC requirements and which will each be voted upon on a non-binding advisory basis (each a “Governance Proposal,” and collectively, the “Governance Proposals” or “Proposal No. 4”),

5.

a proposal to elect eight directors to our board of directors (our “Board”), with Benjamin G. Wolff and Admiral Eric T. Olson (Ret.) to serve as our Class I directors for a term expiring at the annual meeting of stockholders to be held in 2022, Dennis Weibling, Matthew Shigenobu Muta and Laura J. Peterson to serve as our Class II directors for a term expiring at the annual meeting of stockholders to be held in 2023, and Brian D. Finn, Peter Klein and Priya Balasubramaniam to serve as our Class III directors for a term expiring at the annual meeting of stockholders to be held in 2024, or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal; provided that pursuant to the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the election of these proposed directors (the “Director Election Proposal” or “Proposal No. 5”),

6.

a proposal to approve the Sarcos Technology and Robotics Corporation 2021 Equity Incentive Plan (the “Incentive Plan”), including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal” or “Proposal No. 6”),

7.

a proposal to approve the Sarcos Technology and Robotics Corporation 2021 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP (the “Employee Stock Purchase Plan Proposal” or “Proposal No. 7”), and

8.

a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposals, the Incentive Plan Proposal or the Employee Stock Purchase Plan Proposal (the “Adjournment Proposal” or “Proposal No. 8”).

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting. The approval of the Business Combination Proposal, NYSE Proposal and Charter Approval Proposal are each cross-conditioned on the approval of the others at the Special Meeting (the “Cross-Conditioned Proposals”).  The approval of the Director Election Proposal, Incentive Plan Proposal and Employee Stock Purchase Plan Proposal are each conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.  The Governance Proposals and Adjournment Proposal are not conditioned on the approval of any proposal set forth in this proxy statement. It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.

Other Agreements

Concurrent with the execution of the Merger Agreement, the Company entered into certain Subscription Agreements, Lock-Up Agreements, and Waiver Agreement by and among various parties to the transaction, including the Rotor Restricted Stockholders, Specified Sarcos Equity Holders and Sarcos Stockholders.  Additionally, pursuant to the Merger Agreement, the Company intends to enter into a Registration Rights Agreement with Sponsor and certain Sarcos Stockholders, the Exchange Agent Agreement, and Employment Agreements with certain members of Sarcos’ management team.  For more information about the ancillary agreements entered into concurrently with and contemplated by the Merger Agreement, please see the section entitled “Proposal No. 1—Approval of the Business Combination—Other Agreements.”

Recommendation of the Special Committee and the Board and Reasons for the Approval of the Business Combination

This explanation of the Company’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors.”

As described in greater detail under the section entitled “Proposal No. 1—Approval of the Business Combination—Background of the Business Combination,” the Special Committee and Board, in evaluating the Business Combination, consulted with its management and legal and financial advisors, and, in reaching its decision to recommend approval of the Business Combination, considered a variety of factors. In light of the complexity of those factors, the Special Committee and the Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision.

On January 30, 2021, the Board formed the Special Committee comprised solely of members of the Board that were determined to be independent and disinterested with respect to the potential Business Combination transaction with Sarcos and was empowered to evaluate the terms of such potential transaction, negotiate with Sarcos and its representatives any element of such potential transaction, negotiate the terms of any definitive agreement with respect to such potential transaction, obtain a fairness opinion from an independent investment banking firm, report to the Board its recommendations and conclusions with respect to such potential transaction, and determine to elect not to pursue such potential transaction with Sarcos.  As part of the authorizing resolutions forming the Special Committee, the Board agreed that it would not proceed with the transaction absent the recommendation of the Special Committee.

Recommendation of the Special Committee

The Special Committee, with the advice and assistance of the Company’s and the Special Committee’s financial and legal advisors, and in consultation with the Company’s senior management team, negotiated and evaluated the terms of the Merger Agreement, the Business Combination and the other transactions contemplated by the Merger Agreement. The Special Committee was advised by independent financial and legal advisors, and each member of the Special Committee was actively engaged in the process on a continuous and regular basis.

After careful consideration, on April 3, 2021, the Special Committee unanimously (i) determined that it is fair and in the best interests of the Company, and declared it advisable, to enter into the Merger Agreement, (ii) approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the transactions contemplated thereby, including the Business Combination, and (iii) resolved to recommend the approval of the Merger Agreement, the Business Combination and the other transactions contemplated thereby by the Board.

Recommendation of the Board

The Board, in evaluating the Business Combination, consulted with the Company’s management and its legal counsel, financial advisors and other advisors, taking into account the recommendation of the Special Committee. Upon such consultation, Mr. Selig and the two members of the Special Committee, Messrs. Berkman and Fennebresque, determined (i) that the terms and conditions of the Merger Agreement and the Business Combination are advisable, fair to and in the best interests of the Company and its stockholders and (ii) to recommend that the stockholders adopt the Merger Agreement and approve the Business Combination and other proposals.  Upon such vote and resolution by such directors, the full Board, including Messrs. Finn and Howard, unanimously ratified the foregoing resolutions.  In making such determinations, each director considered and evaluated a number of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, the Special Committee and the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Each of the Special Committee and the Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors.

Reasons for the Approval of the Business Combination

Each of the Special Committee and the Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Merger Agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:

•

Growth Prospects. The Board believes Sarcos is a market leader in industrial highly dexterous mobile robotic systems with decades of innovation and development experience, an extensive patent portfolio and strong growth prospects within the global workplace across the private and public sectors. In addition, the Board believes Sarcos has multiple areas of potential growth, including but not limited to, completing the commercialization and launch of its Guardian XO and Guardian XT products, ramping up production to drive scale and growth, increasing its capabilities through potential bolt-on acquisitions and developing the Sarcos Cybernetic Training for Autonomous Robots, or CYTAR, to enhance the value proposition of its core products;

•

Economics. Some of the factors the Board considered include Sarcos’ (i) potential market share in the traditional labor markets across a wide range of industries, representing a total addressable market in the U.S. industrial sectors alone of approximately $147 billion, (ii) plan to deploy its robot fleet primarily through a Robot-as-a-Service solution, which is expected to accelerate the adoption of its products and deliver recurring revenues, (iii) extensive portfolio of patents covering a wide array of product categories, (iv) history of product innovation and plans to increase its investments in product research and development, (iv) strong engagement and support from key strategic partners and potential customers and (v) experienced and proven management team with extensive public company experience;

•	Due Diligence. Due diligence examinations of Sarcos and discussions with Sarcos’ management and the Company’s financial and legal advisors concerning the Company’s due diligence examination of Sarcos;
•

Financial Condition. The Board also considered factors such as Sarcos’ historical financial results, outlook, financial plan and debt structure, as well as the financial profiles of private and publicly traded peer companies in the robotic systems market, and adjacent markets and relevant information with respect to companies that had been acquisition targets or received equity financings in transactions similar to the Business Combination.  In considering these factors, the Board reviewed Sarcos’ capital efficient business model, the current prospects for growth if Sarcos achieved its business plans and various historical and current balance sheet items for Sarcos. In reviewing these factors, the Board noted that Sarcos was well-positioned in its industry for strong future growth;

•

Experienced and Proven Management Team. Sarcos has a strong management team and the senior management of Sarcos intends to remain with Sarcos, which will provide helpful continuity in advancing Sarcos’ strategic and growth goals;

•	Lock Up. Certain Sarcos Stockholders agreed to certain restrictions on transfer for up to two years with respect to the shares of Common Stock issued to them immediately following the Closing;
•

Other Alternatives. The Board believes, after a thorough review of other business combination opportunities reasonably available to the Company, that the proposed Business Combination represents the best potential business combination for the Company;

•

Negotiated Transaction.  The financial and other terms of the Merger Agreement and the fact that such terms and conditions are reasonable and were the product of review and arm’s length negotiations between the Special Committee and the Company, on the one hand, and Sarcos on the other hand; and

•

Opinion of Houlihan Lokey.  The financial analysis reviewed by Houlihan Lokey with the Special Committee as well as the oral opinion of Houlihan Lokey rendered to the Special Committee on April 3, 2021 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated April 3, 2021), as to the fairness, from a financial point of view, to the Company of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement. See “Proposal No. 1—Approval of the Business Combination—Opinion of the Financial Advisor to the Special Committee.”

Each of the Special Committee and the Board also considered a variety of uncertainties, risks and other potentially negative factors concerning the Business Combination including, but not limited to, the following:

•	Macroeconomic Risks. Macroeconomic uncertainty and the effects it could have on the combined company’s revenues;
•	Benefits Not Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe;
•

Liquidation of the Company.  The risks and costs to the Company if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in the Company being unable to effect a business combination by July 20, 2022 and force the Company to liquidate and the warrants to expire worthless;

•

Redemption Risk. The potential that a significant number of the Company’s stockholders elect to redeem their shares prior to the consummation of the Business Combination and pursuant to the Company’s existing certificate of incorporation, which would potentially make the Business Combination more difficult or impossible to complete;

•	Shareholder Vote. The risk that the Company’s stockholders may fail to provide the respective votes necessary to effect the Business Combination;
•	Closing Conditions. The fact that the completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control;
•

Litigation.  The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination;

•	Fees and Expenses. The fees and expenses associated with completing the Business Combination;
•

Early Stage Company. Sarcos is an early stage company with a history of losses, and it expects to incur significant expenses for the foreseeable future, and therefore may fail to achieve the projections presented to the Board and management;

•

Product Development.  Sarcos’ core products are still under development, Sarcos has limited current customers and there are no pending orders for the commercial version of its core products, and therefore there is a possibility that ongoing and expected customer trials and discussions may not result in binding orders or sales; and

•

Commercializing Products.  Sarcos’ core products represent a new product category in the commercial market, which is unproven, and important assumptions about the potential market demand, pricing, and sales cycle, for its current and future products may be inaccurate.

In addition to considering the factors described above, the Board also considered other factors including, without limitation:

•

Interests of Certain Persons. The Sponsor, and the officers and directors of the Company may have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. For more information, see the sections entitled “Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.” The Board was aware of and considered these interests, among other matters, in evaluating the Business Combination and the Merger Agreement and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Business Combination Proposal; and

•	Other Risk Factors. Various other risk factors associated with the business of Sarcos, as described in the section entitled “Risk Factors.”

Each of the Special Committee and the Board concluded that the potential benefits that it expected the Company and its stockholders to achieve as a result of the Business Combination outweighed the potentially negative and other factors associated with the Business Combination. Accordingly, the Board, upon the unanimous recommendation of the Special Committee, unanimously determined that the Business Combination and the transactions contemplated by the Merger Agreement, were advisable and in the best interests of the Company and its stockholders.

Opinion of the Financial Advisor to the Special Committee

On April 3, 2021, Houlihan Lokey verbally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated April 3, 2021) to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement was fair to the Company from a financial point of view.

Houlihan Lokey’s opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the Company, of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding.  The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex K to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion.  However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, a recommendation to the Special Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger, the Related Transactions (as defined in the section entitled “Proposal No. 1—Approval of the Business Combination—Opinion of the Financial Advisor to the Special Committee”) or otherwise (including, without limitation, any election to redeem shares of Class A Common Stock or to subscribe for shares of Common Stock in the PIPE Financing or for debt or equity securities of Sarcos prior to the closing of the Merger.

For more information with respect to the opinion of Houlihan Lokey, please see the section entitled “Proposal No. 1—Approval of the Business Combination—Opinion of the Financial Advisor to the Special Committee.”

Interests of Certain Persons in the Business Combination

In considering the recommendation of our Board to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, our Sponsor and directors and officers may have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board and the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination.  For more information, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.”

Ownership Following the Business Combination

As of the date of this proxy statement, there are 27,600,000 shares of Class A Common Stock and 6,900,000 Founder Shares issued and outstanding, which will be converted into Common Stock on a one-for-one basis upon the consummation of the Business Combination.  As of the date of this proxy statement, there are an aggregate of 13,800,000 public warrants and 7,270,000 Private Placement Warrants outstanding. Each whole warrant entitles the holder thereof to purchase one (1) share of Class A Common Stock.

The following table illustrates varying beneficial ownership levels in the post-combination company immediately following the consummation of the Business Combination assuming (i) a No Redemption Scenario and (ii) Maximum Redemption Scenario:

•

No Redemption Scenario:  The expected beneficial ownership of shares of our Common Stock post-Business Combination assuming none of the public shares are redeemed has been determined based upon the following: (i) that no public stockholders exercise their redemption rights, (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combination), (iii) that 22,000,000 shares of Common Stock are issued to the PIPE Investors, (iv) that [●] shares of Common Stock are issued to the Sarcos Equity Holders (including shares issuable upon the including shares of Common Stock issuable upon the exercise of outstanding Sarcos Options within sixty (60) days from [●], 2021 and assuming no Financing Shares or Earn-Out Shares are issued), (v) the Rotor Restricted Stockholders forfeit 494,040 Founder Shares immediately prior to the consummation of the Business Combination, and (vi) there will be an aggregate of [●] shares of the post-combination company’s Common Stock issued and outstanding at Closing.

•

Maximum Redemption Scenario:  The expected beneficial ownership of shares of Common Stock post-Business Combination assuming the maximum number of public shares have been redeemed has been determined based on the following: (i) that holders of 27,600,000 public shares exercise their redemption rights (maximum redemption scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combination), (iii) that 22,000,000 shares of Common Stock are issued to the PIPE Investors, (iv) that [●] shares of Common Stock are issued to the Sarcos Equity Holders (including shares issuable upon the including shares of Common Stock issuable upon the exercise of outstanding Sarcos Options within sixty (60) days from [●], 2021 and assuming no Financing Shares or Earn-Out Shares are issued), (v) the Rotor Restricted Stockholders forfeit 494,040

Founder Shares immediately prior to the consummation of the Business Combination, and (vi) there will be an aggregate of [●] shares of the post-combination company’s Common Stock issued and outstanding at Closing.

	Share Ownership in the Post-Combination Company(1)
	No Redemptions		Maximum Possible Redemption
	Number of Shares	Percentage of Outstanding Shares	Number of Shares	Percentage of Outstanding Shares
	(in millions)		(in millions)
Public Holders of Common Stock	27,600,000	[●]%	0	0%
Holders of Founder Shares(2)	6,405,960	[●]%	6,405,960	[●]%
PIPE Investors	22,000,000	[●]%	22,000,000	[●]%
Sarcos Equity Holders	[●]	[●]%	[●]	[●]%

(1)

Percentages may not sum to 100% due to rounding. Figures and percentages do not give effect to the shares reserved for issuance under the Incentive Plan or Employee Stock Purchase Plan. See “Proposal No. 6—The Incentive Plan Proposal” and “Proposal No. 8—The Employee Stock Purchase Plan Proposal” for additional information.  Figures and percentages do not give effect to the exercise of public warrants or Private Placement Warrants.

(2)

Figure only reflects the converted Founder Shares held by the Rotor Restricted Stockholders, giving effect to forfeiture of 494,040 Founder Shares pursuant to the Waiver Agreement. Does not reflect public shares otherwise held by the Rotor Restricted Stockholders.

Organizational Structure

The following diagram depicts the current ownership structure of the Company:

The following diagram depicts the current ownership structure of Sarcos:

The following diagram illustrates the ownership structure of the post-combination company immediately following the Business Combination:

The Special Meeting

Date, Time and Place of Special Meeting

The Special Meeting will be held on [●], 2021 at [●] Eastern Time, or at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.

Voting Power; Record Date

Only Company stockholders of record at the close of business on [●], 2021, the record date for the Special Meeting, will be entitled to vote at the Special Meeting. You are entitled to one vote for each share of Class A Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [34,500,000] shares of Common Stock outstanding and entitled to vote, of which [27,600,000] are shares of Class A Common Stock and [6,900,000] are Founder Shares held by our Rotor Restricted Stockholders.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if the holders of shares of outstanding Common Stock of the Company representing a majority of the Common Stock issued and outstanding and entitled to vote at the Special Meeting, are present in person, virtually or represented by proxy at the Special Meeting. At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present; broker non-votes will not be counted as present for the purpose of determining a quorum as they are not considered to be entitled to vote on the non-routine matters to be presented at the Special Meeting. The Rotor Restricted Stockholders own all of our Founder Shares, which represent 20% of the issued and outstanding shares of Common Stock and will count towards this quorum.  As of the record date for the Special Meeting, [17,250,001] shares of our Common Stock would be required to achieve a quorum.

The approval of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting will have no effect on the outcome of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal or the Adjournment Proposal.  Broker non-votes will have no effect on the approval of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal.  A properly executed proxy marked “ABSTAIN” will have the same effect as a vote “AGAINST” the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal as each require a vote of the holders of a majority of the stock represented and entitled to vote thereat.

The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a properly executed proxy marked “ABSTAIN” or broker non-vote, will have the same effect as a vote “AGAINST” such Charter Approval Proposal.

Directors are elected by a plurality of the votes cast by the holders of our outstanding shares of Class B Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting (pursuant to our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock are not entitled to vote on the Director Election Proposal). This means that the eight director nominees who receive the most affirmative votes will be elected. Holders of Class B Common Stock may not cumulate their votes with respect to the election of directors. Accordingly, assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as an abstention from voting or broker non-vote, will have no effect on the outcome of the Director Election Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal. The approval of the Business Combination Proposal, NYSE Proposal and Charter Approval Proposal are each cross-conditioned on the approval of the others at the Special Meeting (the “Cross-Conditioned Proposals”).  The approval of the Director Election Proposal, Incentive Plan Proposal and Employee Stock Purchase Plan Proposal are each conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting.  The Governance Proposals and Adjournment Proposal are not conditioned on the approval of any proposal set forth in this proxy statement. It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.  If we do not consummate the Business Combination and fail to complete an initial business combination by July 20, 2022, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.

Recommendation to Company Stockholders

The Special Committee recommended that the Board approve the Merger Agreement and the transactions contemplated thereby.  Upon recommendation by the Special Committee and its own review and consideration, our Board believes that each of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal, you should keep in mind that our Sponsor and directors and officers may have interests in the Business Combination that are different from or in addition to your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the Business Combination. For more information, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.”

Redemption Rights

Pursuant to our current certificate of incorporation, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share equal to the quotient obtained by dividing (i) the amount then held in the Trust Account net of taxes payable, calculated as of two business days prior to the consummation of the Business Combination, by (ii) the total number of shares of Class A Common Stock issued in the IPO then outstanding; provided that the Company will not redeem any shares of Class A Common Stock issued in the IPO to the extent that such redemption would result in the Company’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of at least $5,000,001. As of [●], 2021, the redemption price would have been approximately $[●] per share. A public stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of Common Stock included in the units sold in our IPO. We have no specified maximum redemption threshold under our current certificate of incorporation, other than the aforementioned 15%.

If a holder exercises its redemption rights, then such holder will be exchanging its shares of our Class A Common Stock for cash and will no longer own shares of the post-combination company. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our Transfer Agent in accordance with the procedures described herein. Please see the section entitled “Special Meeting of Company Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization, in accordance with U.S. generally accepted accounting principles (“GAAP”). Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Sarcos issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the business combination will be those of Sarcos.

Sarcos has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances under both the minimum and maximum redemption scenarios:

•	Sarcos Stockholders will have the largest voting interest in the post-combination company;
•

The board of directors of the post-combination company will have eight members, and the Sarcos Stockholders will have the ability to designate at least a majority of the members of the board of directors;

•	Sarcos management will hold executive management roles for the post-combination company and be responsible for the day-to-day operations;
•	Sarcos is significantly larger than the Company by assets, revenue, and employees; and
•

The purpose and intent of the Business Combination is to create an operating public company through the Company, with management continuing to use Sarcos’ platform to grow the business and the combined entity will be renamed Sarcos Technology and Robotics Corporation.

Appraisal Rights

Appraisal rights are not available to our stockholders in connection with the Business Combination.

Proxy Solicitation

The Company is soliciting proxies on behalf of its Board. Proxies may be solicited by mail. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies.

If a stockholder grants a proxy, it may still vote its shares virtually if it revokes its proxy before the Special Meeting. A stockholder may also change its vote by submitting a later-dated proxy, as described in the section entitled “Special Meeting of Company Stockholders – Revoking Your Proxy.”

Regulatory Matters

Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. The Business Combination is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a request for additional information or documentary material related to the Business Combination (a “Second Request”), the waiting period with respect to the Business Combination will be extended for an additional period of 30 calendar days, which will begin on the date on which we have complied. Complying with a Second Request can take a significant period of time. On April 19, 2021, the Company and Sarcos filed the required forms under the HSR Act with the Antitrust Division and the FTC. The 30-day waiting period with respect to the Business Combination, which cannot expire on a Saturday, Sunday or a U.S. federal holiday, is expected to expire at 11:59 p.m. Eastern Time on May 19, 2021, unless the FTC and the Antitrust Division earlier terminates the waiting period or make a Second Request.

At any time before or after consummation of the Business Combination, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Neither the Company nor Sarcos is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Risk Factors

In evaluating the Business Combination and the proposals to be considered and voted on at the Special Meeting, you should carefully review and consider the risk factors set forth under the section entitled “Risk Factors” beginning on page [●] of this proxy statement. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of the Company and Sarcos to complete the Business Combination, and (ii) the business, cash flows, financial condition and results of operations of Sarcos prior to the consummation of the Business Combination and the post-combination company following consummation of the Business Combination.

Trademarks and Service Marks

Sarcos uses Sarcos, Guardian, Guardian S, Guardian XT, Guardian XO, CYTAR and other marks as trademarks in the United States and other countries. This proxy statement contains references to Sarcos’ trademarks and service marks and to those belonging to other entities. Solely for convenience, trademarks and trade names referred to in this proxy statement, including logos, artwork and other visual displays, may appear without the ® or TM symbols, but such references are not intended to indicate in any way that Sarcos or, after the consummation of the Business Combination, the Company, will not assert, to the fullest extent under applicable law, its rights or the rights of the applicable licensor to these trademarks and trade names. Neither the Company nor Sarcos intends the use or display of other entities’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of the Company or Sarcos by, any other entity.

Emerging Growth Company

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period.

We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of this offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A ordinary shares that are held by non-affiliates exceeds $700 million as of the prior June 30, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

Additionally, we are a “smaller reporting company” as defined in Item 10(f)(1) of Regulation S-K. Smaller reporting companies may take advantage of certain reduced disclosure obligations, including, among other things, providing only two years of audited financial statements. We will remain a smaller reporting company until the last day of the fiscal year in which (1) the market value of our ordinary shares held by non-affiliates exceeds $250 million as of the prior June 30, or (2) our annual revenues exceeded $100 million during such completed fiscal year and the market value of our ordinary shares held by non-affiliates exceeds $700 million as of the prior June 30.

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY

The following table contains summary historical financial data for the Company for the three months ended March 31, 2021 and for the period from August 27, 2020 (inception) through December 31, 2020 and balance sheet data as of March 31, 2021, January 20, 2021 (Restated), and December 31, 2020.  Such data as of January 20, 2021 (Restated) and as of December 31, 2020 and for the period from August 27, 2020 (inception) through December 31, 2020 have been derived from the audited financial statements of the Company, which are included elsewhere in this proxy statement.  The selected historical financial information as of and for the three months ended March 31, 2021 are derived from the unaudited historical condensed consolidated statement of operations and unaudited condensed consolidated balance sheet of the Company, which are included elsewhere in this proxy statement.  The information below is only a summary and should be read in conjunction with the financial statements and notes thereto, and the sections entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Information About the Company” and in our financial statements, and the notes and schedules related thereto, which are included elsewhere in this proxy statement.

STATEMENTS OF OPERATIONS DATA

	For the three months ended March 31, 2021	For the Period from August 27, 2020 (inception) through December 31, 2020
Formation and operating costs	$3,513,868	$1,450
Other income (expense):
Change in fair value of warrant liability	16,013,200	—
Transaction costs associated with IPO	(603,941)	—
Fair value in excess of purchase price of private placement warrants	(2,980,700)	—
Unrealized gain on marketable securities held in Trust Account	38,991	—
Other income, net	12,467,550	—
Net Income (Loss)	$8,953,682	$(1,450)
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	18,123,931	—
Basic and diluted net income / (loss) per share, Class A common stock subject to possible redemption	$(0.00)	$—
Basic and diluted weighted average shares outstanding, Non-redeemable common stock (1)	$10,042,736	$6,000,000
Basic and diluted net income / (loss) per share, Non-redeemable common stock	$0.89	$(0.00)

(1)

For the Period from August 27, 2020 (inception) through December 31, 2020, excluded up to 900,000 shares of Class B common stock that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5 to the Company’s Financial Statements).  On January 14, 2021, the Company effected a stock dividend of 0.2 shares of Class B common stock for each outstanding share of Class B common stock, resulting in an aggregate of 6,900,000 shares outstanding (see Note 5 to the Company’s Financial Statements).  All share and per-share amounts have been retroactively restated to reflect the stock dividend.

CONSOLIDATED BALANCE SHEET

	As of March 31, 2021	As of January 20, 2021	As of December 31, 2020
ASSETS
Current assets
Cash	$386,594	$1,749,288	$—
Prepaid expenses	538,154	12,500	—
Total Current Assets	924,748	1,761,788	—
Deferred offering costs	—	—	137,336
Cash held in trust account	—	276,000,000	—
Marketable securities held in trust account	276,038,991	—	—
TOTAL ASSETS	$276,963,739	$277,761,788	$137,336
LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accrued expenses	$3,012,921	$1,450	$1,450
Accrued offering costs	35,000	47,000	7,000
Due to sponsor	—	212,308	—
Promissory note — related party	—	110,355	105,336
Total Current Liabilities	3,047,921	371,113	113,786
Commitments and Contingencies
Class A common stock subject to possible redemption; 24,552,563 and no shares at redemption value at March 31, 2021, and December 31, 2020, respectively; 23,302,197 and no shares at redemption value at January 20, 2021	245,560,316	233,021,970	—
Stockholder’s Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—	—
Class A common stock, $0.0001 par value; 70,000,000 shares authorized; 3,047,437 issued and outstanding (excluding 24,552,563 and no shares subject to possible redemption) as of March 31, 2021; 4,297,803 issued and outstanding (excluding 23,302,197 shares subject to possible redemption) at January 20, 2021	305	430	—
Class B common stock, $0.0001 par value; 12,500,000 shares authorized; 6,900,000 shares issued and outstanding as of March 31, 2021, January 20, 2021 and December 31, 2020(1)	690	690	690
Additional paid-in capital	—	8,584,996	24,310
Retained Earnings (Accumulated deficit)	4,999,007	(3,586,111)	(1,450)
Total Stockholder’s Equity	5,000,002	5,000,005	23,550
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$276,963,739	$277,761,788	$137,336

(1)

As of December 31, 2020, included up to 900,000 shares of Class B common stock that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5 to the Company’s Financial Statements).  On January 14, 2021, the Company effected a stock dividend of 0.2 shares of Class B common stock for each outstanding share of Class B common stock, resulting in an aggregate of 6,900,000 shares outstanding (see Note 5 to the Company’s Financial Statements).  All share and per-share amounts have been retroactively restated to reflect the stock dividend.

SELECTED HISTORICAL FINANCIAL INFORMATION OF SARCOS

The following table contains summary historical financial data for Sarcos as of and for the years ended December 31, 2019 and 2020. Such data as of and for the years ended December 31, 2019 and 2020 have been derived from the audited financial statements of Sarcos, which are included elsewhere in this proxy statement. The information below is only a summary and should be read in conjunction with the sections entitled “Sarcos’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Information About Sarcos” and in Sarcos’ financial statements, and the notes and schedules related thereto, which are included elsewhere in this proxy statement. The selected historical financial information in this section is not intended to replace Sarcos’ consolidated financial statements and the related notes. Sarcos’ historical results are not necessarily indicative of the results that may be expected in the future.

The financial information contained in this section relates to Sarcos, prior to and without giving pro forma effect to the impact of the Business Combination. The results reflected in this section may not be indicative of the results of the post-combination company going forward. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Sarcos is providing the following selected historical financial information to assist you in your analysis of the financial aspects of the Business Combination.

	Year Ended December 31,		Three months ended March 31,
	2020	2019	2021	2020
Statement of Operations Data:
Revenue, net	$8,813	$10,150	$1,799	$2,175
Operating expenses:
Cost of revenue	5,602	5,746	1,203	1,410
Research and development	14,117	12,904	2,815	3,302
General and administrative	7,297	7,510	2,314	1,776
Sales and marketing	2,796	2,338	655	699
Total operating expenses	29,812	28,498	6,987	7,187
Loss from operations	(20,999)	(18,348)	(5,188)	(5,012)
Interest income, net	40	305	(10)	48
Other income, net	34	4	—	13
Loss before income taxes	(20,925)	(18,039)	(5,198)	(4,951)
Provision for income taxes	1	1	—	—
Net loss and comprehensive loss	$(20,926)	$(18,040)	$(5,198)	$(4,951)
Net loss attributable to non-controlling interests	—	—	—	—
Net loss attributable to common stockholders	$(20,926)	$(18,040)	$(5,198)	$(4,951)
Net loss per share attributable to common stockholders:
Basic and diluted	$(2.65)	$(2.62)	$(0.64)	$(0.66)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	7,887,760	6,896,258	8,175,550	7,526,991

	December 31,	December 31,	March 31,	March 31,
	2020	2019	2021	2020
Balance Sheet Data:
Cash and cash equivalents	$33,664	$9,195	$30,650	$33,664
Total assets	$38,051	$13,716	$38,212	$38,051
Total liabilities	5,147	2,243	10,513	5,147
Additional paid-in capital	96,870	54,518	96,860	96,870
Accumulated deficit	(63,983)	(43,057)	(69,181)	(63,983)
Total Sarcos Corp. and Subsidiaries stockholders’ equity	32,907	11,476	27,699	32,907
Non-controlling interests	(3)	(3)	—	(3)
Total stockholders’ equity	32,904	11,473	27,699	32,904

SUMMARY UNAUDITED PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

The following summary unaudited pro forma condensed combined financial information has been derived from the unaudited pro forma condensed combined balance sheet as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations for three months ended March 31, 2021 and for the year ended December 31, 2020, included in “Unaudited Pro Forma Condensed Combined Financial Information.”

The summary unaudited pro forma condensed combined financial information should be read in conjunction with the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statement of operations, and the accompanying notes.  In addition, the unaudited condensed combined pro forma financial information was based on and should be read in conjunction with the historical financial statements of Rotor and Sarcos, including the accompanying notes, which are included elsewhere in this proxy statement.

The Business Combination will be accounted for as a reverse capitalization, with no goodwill or other intangible assets recorded, in accordance with U.S. GAAP.  Under this method of accounting, Rotor is treated as the “acquired” company for financial reporting purposes.  Accordingly, for accounting purposes, the financial statements of the combined entity will represent a continuation of the financial statements of Sarcos with the Business Combination being treated as the equivalent of Sarcos issuing stock for the net assets of Rotor, accompanied by a recapitalization.  The net assets of Sarcos and Rotor are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Sarcos.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption into cash of Rotor’s Class A Common Stock Shares:

•	Assuming No Redemptions: This presentation assumes that no Rotor public stockholders exercise their right to have their public shares converted into pro rata share of the Trust Account.
•

Assuming Maximum Redemptions: This presentation assumes that public stockholders holding 27,600,000 public shares will exercise their redemption rights for their pro rata share (approximately $10.00 per share) of the funds in the Trust Account of $276,038,991 as of March 31, 2021. The maximum redemption provides that the consummation of the Business Combination is conditioned on the Company having funds at the closing of the Business Combination of at least $200,000,000.

	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
(in thousands, except share and per share data)
Summary Unaudited Pro Forma Condensed Combined
Statement of Operations Data
Three Months Ended March 31, 2021
Revenue	$1,799	$1,799
Net loss per share, Class A – basic and diluted	$(0.13)	$(0.16)
Weighted-average shares outstanding, Class A – basic and diluted	160,783,774	133,183,774
Year Ended December 31, 2020
Revenue	$8,813	$8,813
Net loss per share, Class A – basic and diluted	$(0.55)	$(0.67)
Weighted-average shares outstanding, Class A – basic and diluted	160,783,774	133,183,774
Summary Unaudited Pro Forma Condensed Combined
Balance Sheet Data as of March 31, 2021
Total assets	$502,766	$226,727
Total liabilities	$15,893	$15,893
Total stockholders’ equity	$486,873	$210,834

COMPARATIVE PER SHARE DATA

The following table sets forth:

•	historical per share information of Rotor for the three months ended March 31, 2021 and for the period from August 27, 2020 (inception) through December 31, 2020;
•	historical per share information of Sarcos for the three months ended March 31, 2021 and for the year ended December 31, 2020; and
•

unaudited pro forma per share information of the combined company for the three months ended March 31, 2021 and for the year ended December 31, 2020 after giving effect to the Business Combination and related transactions, assuming two redemption scenarios as follows:

•	Assuming No Redemptions: This presentation assumes that no Rotor public stockholders exercise right to have their public shares converted into pro rata share of the Trust Account.
•

Assuming Maximum Redemptions: This presentation assumes that public stockholders holding 27,600,000 public shares will exercise their redemption rights for their pro rata share (approximately $10.00 per share) of the funds in the Trust Account of $276,038,991 as adjusted as of March 31, 2021. The maximum redemption provides that the consummation of the Business Combination is conditioned to the Company having funds at the closing of the Business Combination of at least $200,000,000.

The pro forma book value shares outstanding, and net earnings per share information reflects the Business Combination, assuming the Post-Combination Company shares were outstanding since January 1, 2020.  The weighted average shares outstanding and net loss per share information give pro forma effect to the Business Combination and the other transactions contemplated by the Merger Agreement as if they had occurred on January 1, 2020.

The historical information should be read in conjunction with “—Selected Historical Financial Information of Sarcos,” “—Selected Historical Financial Information of the Company,” “Sarcos’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “The Company’s Discussion and Analysis of Financial Condition and Results of Operations” contained elsewhere in this proxy statement and the audited consolidated financial statements and the related notes of Sarcos and Rotor contained elsewhere in this proxy statement.

The unaudited pro forma per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information and related notes included elsewhere in this proxy statement.  The unaudited pro forma combined net loss per share information below does not purport to represent what the actual results of operations of the combined company would have been had the Business Combination been completed or to project the combined company results of operations that may be achieved after the Business Combination.  The unaudited pro forma book value per share information below does not purport to represent what the book value of the combined company would have been had the Business Combination been completed nor the book value per share for any future date or period.

	Historical (1)		Pro Forma Combined		Unaudited Sarcos equivalent pro forma per share data(4)
As of and for the three months ended March 31, 2021	Rotor	Sarcos	Assuming No Redemptions	Assuming Maximum Redemptions	Assuming No Redemptions	Assuming Maximum Redemptions
Book value per share (2)(3)	$0.14	$3.39	$3.03	$1.58	$15.45	$8.08
Weighted average shares outstanding of Rotor Class A Common Stock – basic and diluted	3,047,437	—	160,783,774	133,183,774	104,777,814	104,777,814
Weighted average shares outstanding of Rotor Class B Common Stock – basic and diluted	6,900,000	—	—	—	—	—
Weighted average shares outstanding of Sarcos Common Stock – basic and diluted		8,175,550	—	—	—	—
Net loss per share of Rotor Class A Common Stock– basic and diluted	—	—	$(0.13)	$(0.16)	$(0.68)	$(0.83)
Net loss per share of Rotor Class B Common Stock– basic and diluted	(0.89)	—	—	—	—	—
Net income (loss) per share of Sarcos Common Stock—basic and diluted		$(0.64)	—	—	—	—

	Historical (1)		Pro Forma Combined		Unaudited Sarcos equivalent pro forma per share data(4)
As of and for the year ended December 31, 2020	Rotor	Sarcos	Assuming No Redemptions	Assuming Maximum Redemptions	Assuming No Redemptions	Assuming Maximum Redemptions
Net loss per share of Rotor Class A Common Stock– basic and diluted	—	—	$(0.55)	$(0.67)	$(2.82)	$(3.44)
Weighted average shares outstanding of Rotor Class A Common Stock – basic and diluted	27,600,000	—	160,783,774	133,183,774	104,777,814	104,777,814
Weighted average shares outstanding of Rotor Class B Common Stock – basic and diluted	6,900,000	—	—	—	—	—
Weighted average shares outstanding of Sarcos Common Stock – basic and diluted	—	7,887,760	—	—	—	—
Net loss per share of Rotor Class B Common Stock– basic and diluted	$(0.60)	—	—	—	—	—
Net income (loss) per share of Sarcos Common Stock—basic and diluted	—	$(2.65)	—	—	—	—

(1)	Historical values for Rotor are adjusted to reflect net proceeds of Rotor’s IPO, as if it took place on December 31, 2020.
(2)	Historical book value per share is equal to the total stockholders’ equity divided by weighted average common stock shares outstanding
(3)	Pro Forma book value per share is equal to pro forma total stockholders’ equity divided by pro forma common stock shares outstanding
(4)	The equivalent pro forma per share data is calculated by multiplying the pro forma combined per share date by the Exchange Ratio as stipulated by the terms of the Merger Agreement.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet of Sarcos and Rotor as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations of Sarcos and Rotor for the three months ended March 31, 2021 and for the year ended December 31, 2020 has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” and presents the combination of the financial information of Rotor and Sarcos after giving effect to the Business Combination and related transactions, as described in the accompanying notes.

The following unaudited pro forma condensed combined balance sheet of the combined company as of March 31, 2021 and the unaudited pro forma condensed combined statements of operations of the combined company for the three months ended March 31, 2021 and for the year ended December 31, 2020 present the combination of the historical financial information of Rotor and the historical financial information of Sarcos on a pro forma basis after giving effect to the Business Combination and related transactions, summarized below:

•	the Business Combination;
•	PIPE Financing;
•	the holders of Sarcos preferred stock will exchange their preferred shares of Sarcos for common shares of Sarcos utilizing the conversion ratio stipulated in Sarcos’ Certificate of Incorporation;
•

all the Sarcos common shareholders and restricted stock award holders (after above conversions have been effected) will receive the right to convert their common shares into shares of the combined entity and also receive the contingent right to receive their proportionate share of the Earn-out Shares;

•	the Sarcos vested and unvested stock option awards and Restricted Stock Units (“RSUs”) will automatically convert into Company stock options and Company RSUs, respectively;
•	all outstanding warrants to purchase common shares of Sarcos will be exercised as a closing condition to the Merger Agreement; and
•

the forgiveness/repayment of the Sarcos Paycheck Protection Program (“PPP”) Loans, which will be arranged for on or prior to the closing date of the Business Combination as stipulated by the Merger Agreement.

The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives pro forma effect to the Business Combination and related transactions as if they were completed on March 31, 2021. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 give pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2020, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with the audited historical financial statements of each of Rotor and Sarcos and the notes thereto, as well as the disclosures contained in the sections titled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Sarcos’ Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

The unaudited pro forma condensed combined financial statements have been presented for illustrative purposes only and are not necessarily indicative of the financial condition or results of operations that would have been had the Business Combination and related transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

The unaudited pro forma condensed combined financial information contained herein assumes that Rotor’s shareholders approve the Business Combination. Rotor’s public stockholders may elect to redeem their public shares for cash even if they approve the Business Combination. The Company cannot predict how many of its public stockholders will exercise their right to have their public shares redeemed for cash. As a result, the Company has elected to provide the unaudited pro forma condensed combined financial information under two different redemption scenarios, which produce different allocations of total Rotor equity between Rotor stockholders. As described in greater detail in Note 2, Basis of Presentation, of the unaudited pro forma condensed combined financial information, the first scenario, or “no redemption scenario,” assumes that none of Rotor’s public stockholders will exercise their right to have their Rotor public shares redeemed for cash, and the second scenario, or “maximum redemption scenario,” assumes that holders of the maximum number of public shares that could be redeemed for cash, while still leaving sufficient cash available to consummate the Business Combination, will exercise their right to have their public shares redeemed for cash. The actual results are expected to be within the parameters described by the two scenarios. However, there can be no assurance regarding which scenario will be closest to the actual results. Under both scenarios, Sarcos is considered the accounting acquirer, as further discussed in Note 2, Basis of Presentation, of the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

MARCH 31, 2021

(In thousands)

	Rotor (Historical)	Sarcos (Historical)	Transaction Accounting Adjustments (Assuming No redemptions)		Pro Forma Combined (Assuming No Redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
Assets
Cash and cash equivalents	$387	$30,650	$462,079	4(a)	$493,116	$(276,039)	4(l)	$217,077
Accounts receivable	—	66	—		66	—		66
Unbilled receivable	—	642	—		642	—		642
Inventories	—	1,018	—		1,018	—		1,018
Prepaid expenses	538	2,800	1,550	4(k)(1)	4,888	—		4,888
Property, plant and equipment, net	—	2,340	—		2,340	—		2,340
Other non-current assets	—	696	—		696	—		696
Cash held in Trust Account	276,039	—	(276,039)	4(d)	—	—		—
Total assets	$276,964	$38,212	$187,590		$502,766	$(276,039)		$226,727
Liabilities and stockholders’ equity
Accounts payable	$—	$1,470	$2,000	4(k)(1)	$3,470	—		$3,470
Accrued liabilities	3,048	2,925	—		5,973	—		5,973
Notes payable, current portion	—	2,124	(2,124)	4(c)	—	—		—
Note payable, non-current		2,270	(2,270)	4(c)	—	—		—
Other non-current liabilities	—	1,724	—		1,724	—		1,724
Warrant liability	13,696	—	(8,970)	4(m)	4,726	—		4,726
Deferred underwriting fee payable	9,660	—	(9,660)	4(b)	—	—		—
Total liabilities	26,404	10,513	(21,024)		15,893	—		15,893
Class A common stock subject to possible redemption	245,560	—	(245,560)	4(e)	—	—		—
Stockholder’s equity
Sarcos Preferred stock	—	12	(12)	4(f)	—	—		—
Rotor Class A common stock	—	—	16	4(g)	16	(3)	4(l)	13
Rotor Class B common stock	1	—	(1)	4(h)	—	—		—
Sarcos Class A common stock	—	—	—	4(f)(i)	—	—		—
Sarcos Class B common stock	—	8	(8)	4(i)	—	—		—
Additional paid-in capital	—	96,860	465,694	4(j)	562,554	(275,287)	4(l)	287,267
Accumulated Deficit	4,999	(68,181)	(11,515)	4(k)	(75,697)	(749)	4(k)	(76,446)
Total stockholders’ equity	5,000	27,699	454,174		486,873	(276,039)		210,834
Total liabilities and stockholders’ equity	$276,964	$38,212	$187,590		$502,766	$(276,039)		$226,727

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2021

(In thousands, Except Share and Per Share Amounts)

	Rotor (Historical)	Sarcos (Historical)	Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Revenue, net	$—	$1,799	$—		$1,799	$—	$1,799
Operating expenses
Cost of revenue	—	1,203	—		1,203	—	1,203
Research and development	—	2,815	1,000	4(p)	3,815	—	3,815
General and administrative	—	2,314	13,849	4(n)(o)(v)	16,163	—	16,163
Sales and marketing	3,514	655	14	4(n)	4,183	—	4,183
Total operating expenses	3,514	6,987	14,863		25,364	—	25,364
Loss from operations	(3,514)	(5,188)	(14,863)		(23,565)	—	(23,565)
Interest income, net	—	(10)	—		(10)	—	(10)
Other income, net	12,467	—	(10,477)	4(s)(u)	1,990	—	1,990
Net income (loss)	$8,953	$(5,198)	$(25,340)		$(21,585)	—	$(21,585)
Net loss per share
Weighted average shares outstanding, basic and diluted	10,042,736	8,175,550			160,783,774		133,183,774
Basic and diluted net income per common share	$(0.89)	$(0.64)			$(0.13)		$(0.16)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(In thousands, Except Share and Per Share Amounts)

	Rotor (Adjusted)(1)	Sarcos (Historical)	Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
Revenue, net	$—	$8,813	$—		$8,813	$—		$8,813
Operating expenses
Cost of revenue	—	5,602	—		5,602	—		5,602
Research and development	—	14,117	5,306	4(p)(n)	19,423	—		19,423
General and administrative	—	7,297	60,917	4(n)(o)(q)(r)(v)	68,214	749	4(r)	68,963
Sales and marketing	1	2,796	692	4(n)	3,489	—		3,489
Total operating expenses	1	29,812	66,915		96,728	749		97,477
Loss from operations	(1)	(20,999)	(66,915)		(87,915)	(749)		(88,664)
Interest income, net	—	40	—		40	—		40
Other income, net	(3,585)	34	2,411	4(s)(t)	(1,140)	—		(1,140)
Loss before income taxes	(3,586)	(20,925)	(64,504)		(89,015)	(749)		(89,764)
Provision for income taxes	—	(1)	—		(1)			(1)
Net income (loss)	$(3,586)	$(20,926)	$(64,504)		$(89,016)	(749)		$(89,765)
Weighted average shares outstanding, basic and diluted	6,000,000	7,887,760			160,783,774			133,183,774
Basic and diluted net income per common share	$(0.60)	(2.65)			(0.55)			(0.67)

(1)	Refer to Note 3 for adjusted statement of operations of Rotor

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 – Description of the Business Combination (in thousands, except share and per share data)

On April 5, 2021, Rotor, Merger Sub, and Sarcos, entered into a Merger Agreement, which provides for, among other things, the merger of Merger Sub with and into Sarcos, with Sarcos continuing as the surviving corporation. As a result of the Merger, the Company will own 100% of the outstanding common stock of Sarcos. Following the closing, the Company will change its name to Sarcos Technology and Robotics Corporation.

Subject to the terms and conditions set forth in the Merger Agreement and under the no redemption and maximum redemption scenarios, Rotor has agreed to pay (1) Sarcos shareholders aggregate consideration of 120,000,000 shares or $1,200.0 million based on an assumed stock price of $10 per share of Common Stock of the combined company and (2) up to 28,125,000 of Earn-Out Shares, as contingent consideration (“Earn-Out Consideration”).

At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of Rotor, Merger Sub, Sarcos or the holders of any of Sarcos’s securities:

a)

each share of Sarcos Series A preferred stock, Series B preferred stock and Series C preferred stock issued and outstanding immediately prior to the Effective Time will be canceled and converted into a share of Sarcos Common Stock (“Preferred Stock Conversion”).

b)	all Sarcos Warrants then outstanding shall, immediately prior to the Effective Time, be exercised into shares of Sarcos Common Stock in accordance with the warrant terms (“Warrant Exercise”).
c)	all Pre-Closing Financing amounts outstanding immediately prior to the Effective Time will be canceled and converted into a share of Sarcos Common Stock.
d)

each share of Sarcos Common Stock (including shares of Sarcos Common Stock resulting from the Preferred Stock Conversion, Warrant Exercise and Pre-Closing Financing) that is issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the number of shares of Common Stock of the combined company equal to the Exchange Ratio (defined as the Closing Merger Consideration divided by Sarcos outstanding shares), rounded down to the nearest whole share, plus the contingent right to receive the Earn-Out Consideration following the closing of the Merger. Closing Merger Consideration is defined as the sum of (a) 120,000,000 shares of Common Stock of the combined company (for the avoidance of doubt, includes the shares of Common Stock of the combined company allocated in respect of the Sarcos Options, the Sarcos Restricted Stock Awards, and the Sarcos Restricted Stock Unit Awards) in the aggregate (the “Base Merger Consideration”), plus (b) if a Pre-Closing Financing has been consummated, the Pre-Closing Financing Shares (if any).

e)

22,000,000 shares of Common Stock of the combined company will be issued and sold for $10.00 per share and an aggregate purchase price of $220.0 million in the PIPE Financing pursuant to the Subscription Agreements, executed concurrently with the Merger Agreement;

f)

the cancellation of 494,040 Founder Shares and conversion of 6,405,960 Founder Shares into 6,405,960 shares of Common Stock of the combined company in connection with the Business Combination in accordance with terms of the Merger Agreement;

g)	each issued and outstanding share of common stock of Merger Sub will be converted into and become one validly issued, fully paid and nonassessable share of common stock of the surviving corporation;
h)

any shares of Sarcos capital stock held in the treasury of Sarcos or owned by Rotor or Merger Sub immediately prior to the Effective Time will be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto;

i)

prior to Effective Time, each outstanding Sarcos Option, whether vested or unvested, will be assumed and converted into an option (a “Company Option”) with respect to a number of shares of Common Stock of the combined company equal to the number of shares of Sarcos Common Stock subject to such Sarcos Options immediately prior to the Effective Time multiplied by the Exchange Ratio, and rounded down to the nearest whole share and at an exercise price per share of Common Stock of the combined company equal to the exercise price per share of Sarcos Common Stock subject to such Sarcos Option divided by the Exchange Ratio, and rounded up to the nearest whole cent; provided that the exercise price and the number of shares of Common Stock of the combined company subject to the Company Option shall be determined in a manner consistent with the requirements of Section 409A of the Code;

j)

prior to the Effective Time, each Sarcos Restricted Stock Unit Award that is outstanding immediately prior to the Effective Time shall be converted into the right to receive restricted stock units based on shares of Common Stock of the combined company (each, an “Adjusted Restricted Stock Unit Award”) with substantially the same terms and conditions as were applicable to such Sarcos Restricted Stock Unit Award immediately prior to the Effective Time (including with respect to vesting and termination-related provisions and dividend equivalents, as applicable), except that (A) such Adjusted Restricted

Stock Unit Award shall relate to such number of shares of Common Stock of the combined company as is equal to the product of (x) the number of shares of Sarcos Common Stock subject to such Sarcos Restricted Stock Unit Award immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share, and (B) with respect to any Adjusted Restricted Stock Unit Award that is vested and unsettled as of immediately prior to the Effective Time, such vested Adjusted Restricted Stock Unit Award will settle on or around the date that is six (6) months following the Closing Date.

k)

if at any time during the thirty-six (36) months following the one-year anniversary of the Closing the closing share price of the Common Stock of the combined company is greater than $15.00 over any twenty (20) trading days within any thirty (30) trading day period (the “First Level Trading Price Threshold”), a total of 14,062,500 newly issued Earn-out Shares will be payable to Sarcos stock and restricted stock award holders as of immediately prior to the Effective Time based on the proportion of each such Sarcos Common Stock and Sarcos Restricted Stock Award holder’s shares of Sarcos Common Stock relative to the aggregate of all shares of Sarcos Common Stock held by all such Sarcos Stockholders in the aggregate.

l)

if at any time during the forty-eight (48) months following the one-year anniversary of the Closing the closing share price of the Common Stock of the combined company is greater than $20.00 over any twenty (20) trading days within any thirty (30) trading day period (the “Second Level Trading Price Threshold”), a total of 14,062,500 newly issued Earn-out Shares will be payable to Sarcos stock and restricted stock award holders as of immediately prior to the Effective Time based on the proportion of each such Sarcos Common Stock and Sarcos Restricted Stock Award holder’s shares of Sarcos Common Stock relative to the aggregate of all shares of Sarcos Common Stock held by all such Sarcos Stockholders in the aggregate.

The following summarizes consideration:

(in thousands, except per share amounts)
Shares transferred at closing (1)(2)	120,000
Value per share	$10.00
Share consideration (3)	$1,200,000

(1)The number of shares presently expected to be transferred to Sarcos Equity Holders upon consummation of the Business Combination include (i) 110.5 million shares of Common Stock of the combined company, (ii) 1.0 million shares of Common Stock of the combined company issued for Sarcos Common Stock issued for net exercised warrants, at the Effective Time; (iii) 8.5 million shares of Common Stock of the combined company issued as vested and unvested options/ RSUs for Sarcos options and RSUs; and excludes 28.1 million Earnout Shares as the trading price thresholds have not been met

(2)The number of shares presently expected to be transferred to Sarcos Equity Holders upon consummation of the Business Combination.

(3)Share consideration is calculated using a $10 reference price. The actual total value of share consideration will be dependent on the value of the common stock at closing; however, no expected change from any change in Rotor Class A Common Stock’s trading price on the pro-forma financial statements as the Business Combination will be accounted for as a reverse recapitalization.

Note 2 – Basis of presentation

The unaudited pro forma condensed combined financial information has been adjusted to include transaction accounting adjustments, which reflect the application of the accounting required by U.S. GAAP, linking the effects of the Business Combination, described above, to the Rotor and Sarcos historical financial statements.  The historical financial statements of Rotor for the year ended December 31, 2020 has been adjusted to reflect net proceeds of Rotor’s IPO as if it took place on January 1, 2020, respectively, based on the audited financial statements of Rotor as of January 20, 2021 (Note 3 Adjusted Statement of Operations of Rotor).

The unaudited pro forma condensed combined financial information has been prepared assuming the following methods of accounting in accordance with U.S. GAAP. Notwithstanding the legal form of the Business Combination pursuant to the Merger Agreement, the Business Combination will be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Rotor will be treated as the acquired company and Sarcos will be treated as the acquirer for financial statement reporting purposes. Sarcos has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	The pre-combination shareholders of Sarcos will hold a majority of the voting rights in the combined company in maximum and no redemption scenarios;
•	Sarcos has the ability to appoint the board of directors and the management of the combined company;
•	Senior management of Sarcos will comprise the senior management of the combined company; and
•	The operations of Sarcos will comprise the ongoing operations of the combined company.

Accordingly, for accounting purposes, the financial statements of the combined company will represent a continuation of the financial statements of Sarcos with the acquisition being treated as the equivalent of the Sarcos issuing stock for the net assets of

Rotor, accompanied by a recapitalization. The net assets of Rotor will be stated at historical cost, with no goodwill or other intangible assets recorded.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption of Rotor Class A Common Stock into cash and cash equivalents:

•	Assuming No Redemptions: This presentation assumes that no Rotor public stockholders exercise their right to have their public shares converted into pro rata share of the Trust Account.
•

Assuming Maximum Redemptions: This presentation assumes that public stockholders holding 27,600,000 public shares will exercise their redemption rights for their pro rata share (approximately $10.00 per share) of the funds in the Trust Account of $276,038,991 as of March 31, 2021. The maximum redemption provides that the consummation of the Business Combination is conditioned to the Company having funds at the closing of the Business Combination of at least $200,000,000.

The following table summarizes the pro forma common stock shares outstanding under the two scenarios:

	No redemption scenario		Maximum redemption scenario
	Shares	Ownership,%	Shares	Ownership,%
Sarcos Equity Holders(1)	104,777,814	65.2%	104,777,814	78.7%
Holders of Class A Common Stock(2)	27,600,000	17.2%	—	—
PIPE Investors	22,000,000	13.7%	22,000,000	16.5%
Holders of Founder Shares (3)	6,405,960	3.9%	6,405,960	4.8%
Total	160,783,774	100%	133,183,774	100%

(1)

The number of outstanding shares held by Sarcos Equity Holders excludes 28,125,000 Earn-Out Shares. The Earn-Out Shares would further increase the ownership percentages of Sarcos Equity Holders in Common Stock of the combined company and would dilute the ownership of all shareholders of Rotor Class A Common Stock, as further discussed below;

(2)	Reflects maximum redemptions of 27,600,000 shares. The maximum redemption amount is derived considering the minimum cash requirement of $200,000,000.
(3)	Reflects the forfeiture of 494,040 Founder Shares by the Rotor Restricted Stockholders pursuant to the Waiver Agreement.

If the actual facts are different than these assumptions, the ownership percentage retained by the Rotor’s public stockholders in the post-combination company will be different from the above-stated ownership percentage.

After the consummation of the Business Combination, holders of Sarcos capital stock, including any capital stock subject to restricted stock awards, immediately prior to consummation of the Business Combination will have the contingent right to receive Earn-Out Shares. The aggregate number of Earn-Out Shares is 28,125,000 shares of Common Stock of the combined company. The Earn-Out Shares will be issued following the Business Combination, as further described below.

The Earn-Out Shares are issuable following the consummation of the Business Combination as follows:(1) 14,062,500 shares of Common Stock of the combined company if the closing share price of a share of Common Stock of the combined company is equal to or exceeds $15.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fourth anniversary of the closing, and (2) 14,062,500 shares of Common Stock of the combined company if the closing share price of a share of Common Stock of the combined company is equal to or exceeds $20.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fifth anniversary of the closing.

The issuance of such Earn-Out Shares would dilute the value of all shares of Common Stock of the combined company outstanding at that time, assuming that the service-based vesting conditions are also met for the Earn-Out Shares related to RSAs. Assuming the current capitalization structure, the approximately 14,062,500 Earn-Out Shares that would be issued upon meeting the $15.00 First Trading Price Threshold, and assuming that the service-based vesting conditions are also met for the Earn-Out Shares related to RSAs, would represent approximately 8.6% of total shares outstanding at Closing for the no redemption scenario. Assuming the current capitalization structure, the total shares of approximately 14,062,500 Earn-Out Shares that would be issued upon meeting the Second Trading Price Threshold, and assuming that the service-based vesting conditions are also met for the Earn-Out Shares related to RSAs, would represent approximately 8.6% of total shares outstanding at Closing for the no redemption scenario.

The Company has preliminarily concluded that the Earn-Out Shares issuable to holders of Sarcos capital stock are accounted for as equity-linked instruments under ASC 815-40, and that the Earn-Out Shares issuable to holders of Sarcos capital stock subject to restricted stock awards are accounted for as share-based compensation under ASC 718.

At the closing of the Business Combination, each award of Sarcos’ restricted stock units will be converted into an Adjusted Restricted Stock Unit Award and each Sarcos RSA will be converted into a right to receive restricted stock awards based on shares of Rotor Class A Common Stock (“Adjusted Restricted Stock Award”).  The unaudited pro forma condensed combined financial information does not give effect to any compensation expense related to the Adjusted Restricted Stock Unit Award, Adjusted Restricted Stock Award, and Earn-Out Shares issuable to holders of Sarcos capital stock subject to restricted stock awards as the evaluation of the accounting treatment and valuation of these awards are ongoing.

The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the pro forma adjustments as based on the statutory rate in effect for the historical periods presented. Management believes this unaudited pro forma condensed combined financial information to not be meaningful given the combined company has incurred significant losses during the historical periods presented.

Note 3 — Adjusted Statement of Operations of Rotor

The following table provides the adjusted income statement of Rotor for the year ended December 31, 2020 as if Rotor’s IPO took place on January 1, 2020 (in thousands).

	Rotor (Historical)	Adjustments		Rotor (Adjusted)
Revenue	$—	$—		$—
Operating expenses	—	—		—
Cost of revenue	—	—		—
Research and development	—	—		—
General and administrative	—	—		—
Sales and marketing	1	—		1
Total operating expenses	1	—		1
Loss from operations	(1)	—		(1)
Interest income, net	—	—		—
Other income (expense), net	—	(3,585)	3(a)	(3,585)
Loss before income taxes	(1)	(3,585)		(3,586)
Provision for income taxes	—	—		—
Net loss	$(1)	$(3,585)		$(3,586)

3(a) Represents issuance costs and deferred underwriting fees allocated to the derivative warrant liability and impact of valuation of the Private Placement Warrants for $604 thousand and $2,981 thousand, respectively.

Note 4 — Transaction Accounting Adjustments

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 are as follows (amounts in thousands, except share and per share data):

4(a) Represents transaction accounting adjustments to cash and cash equivalents balance of the Company.

		Transaction Accounting Adjustments (Assuming No redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)
Rotor cash held in Trust Account	(1)	$276,039	$—
PIPE Financing	(2)	220,000	—
Payment of deferred underwriting fees	(3)	(9,660)	—
Payment of other transaction costs	(4)	(22,300)	—
Repayment of PPP loan	(5)	(2,000)
Maximum redemption of Rotor Public Stockholders	4(l)	—	(276,039)
Total transaction accounting adjustments		$462,079	$(276,039)

(1)	Represents the reclassification of cash held in the Trust Account to cash and cash equivalents that becomes available following the Business Combination (see Note 4(d)).
(2)

Represents the issuance, in a private placement to be consummated concurrently with the closing of the Business Combination, to PIPE investors of 22,000,000 shares of Common Stock of the combined company at $10.00 per share, for an aggregate purchase price of $220,000,000.

(3)	Represents payment of deferred underwriting fees incurred as part of Rotor’s IPO committed to be paid upon the consummation of the Business Combination (See Note 4(b)).
(4)

Represents payment of other transaction costs of $17,716 thousand incurred by Sarcos for legal, financial advisory and other professional fees incurred in consummating the Business Combination. The unaudited pro forma condensed combined balance sheet reflects Sarcos costs as a reduction of cash with a corresponding decrease in additional paid-in capital of $17,031 thousand and accumulated deficit of $685 thousand respectively. Additionally, this includes transaction costs incurred by Rotor in the amount of $4,584 thousand. The unaudited pro forma condensed combined balance sheet reflects payment of these costs as a reduction of cash, with a corresponding increase in accumulated deficit, as these costs are expensed as incurred.

(5)	Represents the repayment of the unforgiven and unpaid principal amount of the PPP loans outstanding at closing

4(b) Represents payment of deferred underwriting commissions incurred by Rotor in the amount of $9,660 thousand (See Note 4(a)(3)). The unaudited pro forma condensed combined balance sheet reflects payment of these costs as a reduction of cash and cash equivalents, with a corresponding decrease in deferred underwriting fee payable.

4(c) Represents the forgiveness and repayment of $2,394 thousand ($2,124 thousand and $270 thousand , classified as current and non-current, respectively) and $2,000 thousand (classified as non-current), respectively of the PPP Loan in accordance with the Merger Agreement conditions to closing. The unaudited pro forma condensed combined balance sheet reflects the forgiveness as a reduction of the loan balance, with a corresponding decrease in accumulated deficit. Similarly, the unaudited pro forma condensed combined balance sheet reflects the repayment as a reduction of the loan balance, with a corresponding decrease in cash and cash equivalents.

4(d) Represents reclassification of the cash held in the Trust Account that becomes available following the Business Combination, assuming no redemptions (See Note 4(a)(1)).

4(e) Represents the reclassification of $245,560 thousand of Rotor public shares subject to possible redemption from mezzanine equity to permanent equity. The unaudited pro forma condensed balance sheet reflects the reclassification with a corresponding increase of $245,558 thousand to additional paid in-capital and an increase of $2 thousand to Rotor Class A Common Stock.

4(f) Represents the conversion of Sarcos Preferred Stock into Sarcos Common Stock pursuant to section 4(b) of Article V of Sarcos’ Amended and Restated Articles of Incorporation prior to the closing of the Business Combination, as stipulated by the Merger Agreement. The unaudited pro forma condensed balance sheet reflects the conversion with a corresponding increase of $12 thousand to Rotor Class A Common Stock.

4(g) The following table represents the impact of the Business Combination on Rotor Class A Common Stock:

		Transaction Accounting Adjustments (Assuming No redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)
Reclassification of Rotor’s redeemable shares to Rotor Class A common stock	4(e)	$2	$—
PIPE Financing	4(a)(2)	2	—
Conversion of Rotor Class B Common stock into Rotor Class A common stock	4(h)	1	—
Recapitalization of Sarcos Common Stock into Rotor Class A common stock	4(i)	11	—
Maximum redemption of Rotor Public Stockholders	4(l)	—	(3)
Total transaction accounting adjustments		$16	$(3)

4(h) Represents the conversion of Rotor Class B common stock into Rotor Class A Common stock, post-forfeiture of 494,040 Rotor Class B Common Stock shares pursuant to the Waiver Agreement.

4(i) Represents the recapitalization of Sarcos Class A Common Stock, after giving effect to the Preferred Stock Conversion and the Warrant Exercise, and Sarcos Class B Common Stock into Rotor Class A Common Stock.

4(j) The following table represents the impact of the Business Combination on additional paid-in capital:

		Transaction Accounting Adjustments (Assuming No redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)
Payment of Sarcos transaction costs	4(a)(4)	$(17,031)	$—
Capitalized offering costs allocated to Rotor Private Placement Warrants	(1)	211	749
Record nonrecurring stock-based compensation for RSU shares	(2)	7,564
Reclassification of Rotor’s redeemable shares to Rotor Class A Common Stock	4(e)	245,558	—
Reclassification of Rotor Public Warrants	4(m)	8,970
PIPE Financing	4(a)(2)	219,998	—
Elimination of historical Rotor accumulated deficit	(3)	415	—
Recapitalization of Sarcos Class A and Sarcos Class B Common Stock into Rotor Class A Common Stock	4(i)	9	—
Maximum redemption of Rotor Public Stockholders	4(l)	—	(276,036)
Total transaction accounting adjustments		$465,694	$(275,287)

(1)

Represents the portion of transaction costs, incurred by Sarcos for the Business Combination, allocated to the derivative warrant liabilities associated with the private placement warrants and recorded in accumulated deficit, and presented through this adjustment to additional paid-in capital under both minimum and maximum redemption scenarios. These costs are expensed in the unaudited condensed combined pro forma statement of operations.

(2)

Represents the amount of stock-based compensation expense associated with restricted stock units issued to Sarcos employees. The performance condition is deemed to be probable of being met upon consummation, resulting in Common Stock of the combined company recognizing a one-time nonrecurring expense, which is reflected as an adjustment to accumulated deficit.

(3)

Represents the elimination of Rotor’s historical accumulated deficit after recording the transaction cost to be incurred by Rotor as described in note 4(a)(4) with a corresponding adjustment to accumulated deficit, in connection with the reverse recapitalization.

4(k) Represents pro forma adjustments to accumulated deficit balance to reflect the following:

		Transaction Accounting Adjustments (Assuming No redemptions)	Additional Transaction Accounting Adjustments (Assuming Maximum Redemptions)
Elimination of Rotor’s historical accumulated deficit	4(j)(3)	$(415)	$—
Rotor and Sarcos transaction costs	4(a)(4)	(5,269)	—
Capitalized offering costs allocated to Rotor Private Placement Warrants	4(j)(1)	(211)	(749)
Record nonrecurring stock-based compensation for RSU shares	4(j)(2)	(7,564)	—
Long-term cloud subscription arrangement	(1)	(450)	—
Forgiveness of PPP loan	4(c)	2,394	—
Total transaction accounting adjustments		$(11,515)	$(749)

(1)

Reflects the expected charges of $450 thousand related to amounts payable to supplier for long-term cloud subscription arrangement to be used in research and development efforts, entered into in connection with the Business Combination with a corresponding increase to accounts payable. Additionally, the Company recorded $1,550 thousand to prepaid expenses, with a corresponding increase to accounts payable, for invoice raised for services to be received post close of the Business Combination.

4(l) Represents the maximum payment that could be made to redeeming Rotor public stockholders that would leave sufficient cash to satisfy the minimum cash requirement. The maximum amount of redemptions assumed is 27,600,000 shares at a price of $10.00 per share, inclusive of the redeeming shares’ pro rata allocation of the accrued interest in the Trust Account. The unaudited pro forma condensed balance sheet reflects the redemption with a decrease to cash and corresponding decrease of $276,036 thousand to additional paid in-capital, and a decrease of $3 thousand to Rotor Class A Common Stock.

4(m) Represents the derecognition of the Rotor public warrant liabilities and the recognition of Sarcos public warrants in permanent equity after consummation of the Business Combination. The unaudited pro forma condensed balance sheet reflects the derecognition with a corresponding increase of $8,970 thousand to additional paid in-capital.

Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2021 and for the year ended December 31, 2020

The transaction accounting adjustments included in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 are as follows:

4(n) Reflects the stock-based compensation expense upon modification (change in vesting condition for the awards to include a de-SPAC transaction) and vesting of Sarcos restricted stock units, including the impact of one-time non-recurring expense recognized as discussed in note 4(j)(2) above, resulting in recognition of adjustments of $14 thousand and $14 thousand in general and administrative and sales and marketing expenses, respectively, for the three months ended March 31, 2021; and $2,306 thousand, $4,679 thousand and $692 thousand in research and development, general and administrative and sales and marketing expenses, respectively, for the year ended December 31, 2020.

4(o) Reflects the incremental stock-based compensation expense upon modification (change in vesting condition to include a de-SPAC transaction) and vesting of a Sarcos restricted stock award and Earn-Out shares granted to a holder of Sarcos restricted stock award of $13,490 thousand and $53,962 thousand for the three months ended March 31, 2021 and the year ended December 31, 2020, respectively.

4(p) Reflects the expected charges of $1,000 thousand and $3,000 thousand for the three months ended March 31, 2021 and the year ended December 31, 2020, respectively, payable to supplier for long-term cloud subscription arrangement to be used in research and development efforts, entered into in connection with the Business Combination.

4(q) Represents one-time nonrecurring transaction expense adjustment of $685 thousand recorded within general and administrative expenses for non-capitalizable costs incurred by Sarcos related to the Business Combination.

4(r) Represents $211 thousand and $749 thousand of offering costs, incurred by Sarcos for the Business Combination, allocated to the Rotor Private Placement Warrants under both minimum and maximum redemption scenarios, respectively. These allocated costs are nonrecurring and have been expensed in the unaudited pro forma condensed combined statement of operations.

4(s) Represents the elimination of historical interest expense of $11 thousand and $17 thousand for the three months ended March 31, 2021 and the year ended December 31, 2020, respectively, related to PPP Loan, given expected forgiveness of the loan at the time of closing of the Business Combination.

4(t) Represents the forgiveness of $2,394 thousand of PPP Loan, for the year ended December 31, 2020, in accordance with the Merger Agreement conditions to closing. The unaudited pro forma condensed combined balance sheet reflects this forgiveness as a reduction of the loan balance, with a corresponding decrease in accumulated deficit.

4(u) Represents elimination of historical derivative valuation impact of $10,488 thousand related to the Rotor public warrants, given the expected change in classification of the warrants from liability to equity as discussed in note 4(m) above.

4(v) Reflects stock compensation expense recorded to general and administrative expense of $345 thousand and $1,380 thousand for the three months ended March 31, 2021, and for the year ended December 31, 2020, respectively from options that were granted to certain employees of the Company. The grant occurred after the balance sheet date, but before the closing of the Business Combination. Accordingly, the options grant is included within the unaudited Pro Forma Condensed Combined Statement of Operations and is assumed to have been granted simultaneously with the Business Combination on January 1, 2020. The options contain service-based vesting conditions that vest over a period of four years as well as a performance condition requiring the Company to be a public company. Both conditions must be met to vest.

Net loss per Share

Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2020. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. When assuming the redemption scenario described above, this calculation is adjusted to eliminate such shares for the entire period. The unaudited pro forma condensed combined financial information has been prepared assuming no redemption and maximum redemption scenario for the three months ended March 31, 2021 and for the year ended December 31, 2020 (amounts in thousands, except share and per share data):

	Three Months Ended March 31, 2021
	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Pro Forma Net Loss	$(21,585)	$(21,585)
Basic weighted average shares outstanding- Class A	160,783,774	133,183,774
Net loss per share- Basic and Diluted-Class A (1)	$(0.13)	$(0.16)
Basic weighted average shares outstanding-Class A
Rotor Public Stockholders	27,600,000	—
PIPE Investors	22,000,000	22,000,000
Rotor Sponsor shares	6,405,960	6,405,960
Sarcos existing shareholders	104,777,814	104,777,814
Total	160,783,774	133,183,774

	Year Ended December 31, 2020
	Pro Forma Combined (Assuming No Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Pro Forma Net Loss	$(89,016)	$(89,765)
Basic weighted average shares outstanding- Class A	160,783,774	133,183,774
Net loss per share- Basic and Diluted-Class A (1)	$(0.55)	$(0.67)
Basic weighted average shares outstanding-Class A
Rotor Public Stockholders	27,600,000	—
PIPE Investors	22,000,000	22,000,000
Rotor Sponsor shares	6,405,960	6,405,960
Sarcos existing shareholders	104,777,814	104,777,814
Total	160,783,774	133,183,774

(1)

The per share pro forma net loss excludes the impact of outstanding and unexercised Rotor public and Private Placement Warrants, options, RSUs and Earn-out Shares as the inclusion of these would have been anti-dilutive.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business, the business of Sarcos, the business of the post-combination company and the timing and ability for us to complete the Business Combination. Specifically, forward-looking statements may include statements relating to:

•	the anticipated benefits of the Business Combination;
•	the ability of the Company and Sarcos to complete the Business Combination;
•	the anticipated costs associated with the Business Combination;
•	Sarcos’ ability to sell its products to or obtain RaaS subscriptions from new and existing customers;
•	Sarcos’ plans to expand its product availability globally;
•	Sarcos’ product roadmap, including the expected timing of new product releases;
•	competition from existing or future businesses and technologies;
•	the impact of the COVID-19 pandemic on Sarcos’ business and the business of its customers;
•	Sarcos’ ability to manage its growth and expenses;
•	Sarcos’ ability to maintain, protect and enhance its intellectual property;
•	Sarcos’ ability to comply with modified or new laws and regulations applicable to its business;
•	the expected composition of the management team and board of directors following the transaction;
•	Sarcos’ ability to attract and retain qualified personnel with the necessary experience;
•	Sarcos’ ability to introduce new products that meet its customers’ requirements and to successfully transition to high volume manufacturing of its products by third-party manufacturers or itself;
•	Sarcos’ projected financial and operating information;
•	the future financial performance of the post-combination company following the Business Combination;
•	changes in the market for Sarcos’ products and services;
•	expansion plans and opportunities;
•	Sarcos’ future capital requirements and sources and uses of cash;
•	the outcome of any known and unknown litigation and regulatory proceedings;
•	the expected timing of the closing of the Business Combination;
•	the expected cash balance of the combined company following the closing; and
•	Sarcos’ ability to maintain and protect its brand; and
•

other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements are based on information available as of the date of this proxy statement and our management’s current expectations and those of the management of Sarcos, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. Neither we nor Sarcos undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

You should not place undue reliance on these forward-looking statements in deciding how your vote should be cast or in voting your shares on the proposals set forth in this proxy statement. As a result of a number of known and unknown risks and uncertainties, our actual results or performance, as well as that of Sarcos and the post-combination company, may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that may be instituted against Sarcos or the Company following announcement of the proposed Business Combination and transactions contemplated thereby;
•

the inability to complete the transactions contemplated by the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company, or other conditions to closing in the Merger Agreement;

•	the inability to obtain or maintain the listing of the post-combination company’s Common Stock on Nasdaq following the Business Combination;
•	the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein;
•

the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate the Sarcos and the Company businesses, and the ability of the combined business to grow and manage growth profitably;

•	costs related to the Business Combination;
•	changes in applicable laws or regulations;
•	the inability to launch new Sarcos products or services or to profitably expand into new markets;
•	the inability to generate funds from Sarcos’ operations or financing activities;
•	the possibility that Sarcos or the Company may be adversely affected by other economic, business, and/or competitive factors; and
•	other risks and uncertainties indicated in this proxy statement, including those set forth under the section entitled “Risk Factors.”

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s and Sarcos’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the section of this proxy statement entitled “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Neither the Company nor Sarcos undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Before a Company stockholder grants its proxy or instructs how its vote should be cast or vote on the proposals to be put to the general meeting, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect the Company or Sarcos, or, following the consummation of the Business Combination, the post-combination company.

RISK FACTORS

Your investment in the Company will involve substantial risks. You should carefully review and consider the following risk factors and all other information included in this proxy statement before making an investment decision. The occurrence of one of more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, cash flows, financial condition and results of operations of Sarcos following the Business Combination. Some statements in this proxy statement, including statements in the following risk factors, constitute forward-looking statements. Our actual results could differ materially and adversely from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this proxy statement. See “Where You Can Find More Information” and “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this proxy statement. Although we describe below and elsewhere in this proxy statement the risks we consider to be the most material, there may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that also could have material adverse effects on our results of operations, financial condition or business in the future. In addition, past financial performance may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods. If any of these risks were to materialize, individually or in combination, our business, prospects, financial condition, results of operations or cash flows could be materially adversely affected.

Summary of Risk Factors

This Summary of Risk Factors summarizes that material risks presented by the Company, Sarcos and the contemplated Business Combination and should be read in conjunction with the “Risk Factors” section below and should not be relied upon as an exhaustive summary of the material risks facing our business and the proposed Business Combination. The occurrence of one or more of the events or circumstances described in the section titled “Risk Factors,” alone or in combination with other events or circumstances, may materially adversely affect our business, financial condition and operating results. Such risks include, but are not limited to:

Risks Related to Sarcos and the Post-Combination Company

•	Sarcos is an early stage company with a history of losses, and it expects to incur significant expenses for the foreseeable future.
•	If Sarcos fails to effectively manage its growth, Sarcos may not be able to design, develop, manufacture, market and launch its robotic systems successfully.
•

Sarcos’ operating and financial projections rely on management assumptions and analyses. If these assumptions or analyses prove to be incorrect, Sarcos’ actual operating results may be materially different from its forecasted results.

•	Sarcos has very limited experience commercializing its products and may not be able to do so efficiently or effectively.
•

Sarcos’ business plans require a significant amount of capital. Sarcos’ future capital needs may require Sarcos to sell additional equity or debt securities that may dilute its stockholders or introduce covenants that may restrict its operations or its ability to pay dividends.

•

Sarcos’ core products represent a new product category, and important assumptions about the market demand, pricing, adoption rates and sales cycle, for its current and future products may be inaccurate.

•

Even if Sarcos successfully markets its products, the purchase or subscription, adoption and use of the products may be materially and negatively impacted if the employees of Sarcos’ customers resist the use and adoption of the products.

•	Sarcos’ RaaS revenue model has yet to be tested and may fail to gain commercial acceptance.
•	The benefits to customers of Sarcos’ products could be supplanted by artificial intelligence or industrial automation.
•

Defects, glitches or malfunctions in Sarcos’ products or the software that operates them, failure of its products to perform as expected, connectivity issues or operator errors, result in product recalls, lower than expected return on investment for customers, cause harm to operators and significant safety concerns, each of which could adversely affect Sarcos’ results of operations, financial condition and its reputation.

•	Sarcos has no experience maintaining or servicing its products at a large scale, nor does it have the facility, employees or equipment needed to manufacture its products in high volume.
•

Sarcos is or may be subject to risks associated with strategic alliances or acquisitions and may not be able to identify adequate strategic relationship opportunities, or form strategic relationships, in the future.

•

Sarcos is highly dependent on the services of its senior management and other key employees and, if Sarcos is unable to attract and retain a sufficient number of qualified employees, its ability to design, manufacture and launch its products, operate its business and compete could be harmed.

•	Sarcos’ management as a group has limited experience in operating a public company.
•	Sarcos may experience significant delays in the design, development, production and launch of its robotic systems, which could harm its business, prospects, financial condition and operating results.
•

Sarcos’ business and prospects depend significantly on its ability to build the Sarcos brand. Sarcos may not succeed in continuing to establish, maintain and strengthen the Sarcos brand, and its brand and reputation could be harmed by negative publicity regarding Sarcos or its products.

•

Sarcos is dependent on its suppliers, some of which currently are single or limited source suppliers, and the inability of these suppliers to deliver necessary components of Sarcos’ products at prices and volumes, performance and specifications acceptable to Sarcos, could have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results. Sarcos has not determined whether to engage with a contract manufacturer or manufacture products itself in connection with commercialization of its core products.

•

If Sarcos is unable to contract with a third-party manufacturing partner, Sarcos would need to develop its own manufacturing facilities, which may not be feasible and, if feasible, would significantly increase its capital expenditures and operating expenditures, and would significantly delay or inhibit production of its robotic systems.

•	Sarcos operates in a competitive industry that is subject to rapid technological change, and Sarcos expects competition to increase.
•	Sarcos’ financial results may vary significantly from period to period due to fluctuations in its operating costs, product demand and other factors.
•

Sarcos has identified a material weakness in its internal control over financial reporting. This material weakness could continue to adversely affect Sarcos’ ability to report its results of operations and financial condition accurately and in a timely manner.

•

Sarcos expects to incur substantial R&D costs and devote significant resources to identifying and commercializing new products, which could significantly reduce its profitability and may never result in revenue to Sarcos.

Risks Related to Sarcos’ Technology and Intellectual Property

•	Sarcos’ success depends in part on its ability to obtain and maintain protection for the intellectual property relating to or incorporated into its products.
•	Sarcos is not able to protect its intellectual property rights in all countries.
•

Sarcos may be subject to intellectual property infringement claims or misappropriation claims, which may be time consuming and expensive and, if adversely determined, could limit Sarcos’ ability to commercialize its products.

Risks Related to the Company and the Business Combination

•

The Company’s directors and officers may have interests in the Business Combination that are different from or are in addition to those of our public stockholders, including that Messrs. Brian D. Finn and John D. Howard, as well as other members of the Sponsor who are not directors or officers of the Company, are minority equity investors in Sarcos.

•	We are a recently incorporated company with no operating history and no revenues, and you have no basis on which to evaluate our ability to achieve our business objective.
•	Past performance by our management team or their respective affiliates may not be indicative of future performance of an investment in us.
•

Our Sponsor has agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote, and may (including their advisors and affiliates) elect to purchase public shares or warrants, which may further influence a vote on a proposed business combination and reduce the public “float” of our Class A Common Stock or public warrants.

•

Since Rotor Restricted Stockholders, and our directors and executive officers (as a result of their investment in the Sponsor) will lose their entire investment in the Company if the Company’s initial business combination is not completed, they may have different or additional interests, as compared to our public stockholders.

•

The ability of our public stockholders to exercise redemption rights with respect to a large number of our shares may not allow us to complete the most desirable business combination or optimize our capital structure.

•

Public Stockholders will experience dilution due to the transactions contemplated by the Merger Agreement and the exercisability of warrants, each of which would increase the number of shares eligible for future resale in the public market.

•

Even if the Merger Agreement is approved by the Company’s stockholders, specified conditions must be satisfied or waived before the parties to the Merger Agreement are obligated to complete the Business Combination.

Risks Related to Sarcos’ Business and Industry

Sarcos is an early stage company with a history of losses, and it expects to incur significant expenses for the foreseeable future.

Sarcos incurred a net loss of $20.9 million for the year ended December 31, 2020 and has incurred a net loss of approximately $69.2 million as of March 31, 2021 since its formation on February 5, 2015 following the acquisition of assets from Raytheon. Sarcos believes that it will continue to incur operating and net losses each quarter until at least 2023. Even if Sarcos is able to successfully develop its robotic systems and attract customers for commercial sales or its RaaS subscriptions, there can be no assurance that Sarcos will be financially successful. Sarcos’ potential profitability is dependent upon the successful development and successful commercial introduction and adoption on a larger scale of its robotic systems, which may not occur.

Sarcos expects the rate at which it will incur losses will be significantly higher in future periods as Sarcos:

•	continues to design, develop, manufacture and commercialize its robotic systems;
•	continues to utilize and develops potential new relationships with third-party partners for supply, design to manufacturing and manufacturing;
•	expands its production capabilities, including costs associated with potential outsourcing the manufacturing of its robotic systems;
•	moves into its new leased facility in Salt Lake City, Utah;
•	builds up inventories of parts and components for its robotic systems;
•	develops its maintenance and servicing capacity, capabilities and replacement parts inventory;
•	manufactures an inventory of its robotic systems;
•	finalizes its design, development and installation capabilities;
•	increases its sales and marketing activities and develops its sales and distribution infrastructure;
•	develops its remote monitoring, updating and other cloud-based services;
•	develops safety measures for the robotic systems;
•	develops and expands its technology infrastructure and cybersecurity measures, policies and controls; and
•	increases its general and administrative functions to support its growing operations and to operate as a public company.

Because Sarcos will incur costs and expenses from these efforts before it receives any incremental revenues with respect thereto, Sarcos’ losses in future periods will be significant. In addition, Sarcos may find that these efforts are more expensive than it currently anticipates or that these efforts may not result in revenues, which would further increase Sarcos’ losses.

If Sarcos fails to effectively manage its growth, Sarcos may not be able to design, develop, manufacture, market and launch its robotic systems successfully.

Sarcos intends to invest significantly in order to expand its business. Any failure to manage Sarcos’ growth effectively could materially and adversely affect Sarcos’ business, prospects, financial condition and operating results. Sarcos intends to expand its operations significantly. Sarcos expects its expansion to include:

•	expanding the management, engineering and product teams;
•	identifying and recruiting individuals with the appropriate relevant experience;
•	hiring and training new personnel;
•	launching commercialization of new products
•	forecasting production and revenue and implementing ERP systems;
•	entering into relationships with one or more third-party design for manufacturing partners and third party manufacturers and/or expanding its internal manufacturing capabilities;
•	controlling expenses and investments in anticipation of expanded operations;
•	carrying out acquisitions and entering into collaborations, in-licensing arrangements, joint ventures, strategic alliances or partnerships;
•	expanding and enhancing internal information technology, safety and security systems;
•	establishing or expanding sales, customer service and maintenance and servicing facilities and organization;
•	conducting demonstrations of robotic systems;
•	entering into agreements with suppliers and service providers; and
•	implementing and enhancing administrative infrastructure, systems and processes.

Sarcos intends to continue to hire a significant number of additional personnel, including engineers, design and production personnel and service technicians for its robotic systems. Because of the innovative nature of Sarcos’ technology, individuals with the necessary experience may not be available to hire, and as a result, Sarcos will need to expend significant time and expense to recruit and retain experienced employees and appropriately train any newly hired employees. Competition for individuals with experience designing, producing and servicing dexterous robots and their software is intense, and Sarcos may not be able to attract, integrate, train, motivate or retain additional highly qualified personnel. The failure to attract, integrate, train, motivate and retain these additional employees could seriously harm Sarcos’ business, prospects, financial condition and operating results.

Sarcos’ operating and financial projections rely on management assumptions and analyses. If these assumptions or analyses prove to be incorrect, Sarcos’ actual operating results may be materially different from its forecasted results.

Sarcos is a development stage company, with very limited experience commercializing its products. The projected financial and operating information appearing elsewhere in this proxy statement reflect estimates of future performance and are based on multiple financial, technical, and operational assumptions, including hiring of additional skilled personnel in a timely way to support continued development and commercialization of the core products, timing of commercial launch of the robotic systems, the level of demand for Sarcos’ robotic systems, the performance of Sarcos’ robotic systems, the utilization of the robot fleet, commercial interest in the RaaS subscription model, the useable life of the robotic systems, cost of manufacturing, cost of components and availability of adequate supply, number of units that will need to be manufactured in each batch, the nature and length of the sales cycle, maintenance and servicing costs and the costs of refurbishing the robotic systems. However, given Sarcos’ limited commercial experience, it is likely that many of these assumptions will prove incorrect.  The projections are forward-looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sarcos’ control.  See “Risk Factors,” “Sarcos Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Cautionary Note Regarding Forward-Looking Statements.”  Whether actual operating and financial results and business developments will be consistent with Sarcos’ expectations and assumptions as reflected in its forecast depends on a number of other factors, many of which are outside Sarcos’ control, including, but not limited to:

•	whether Sarcos can obtain sufficient capital to sustain and grow its business;
•	Sarcos’ ability to manage its growth;
•	the contractual terms of one or more agreements with third-party manufacturers;
•	whether Sarcos can manage relationships with key suppliers and partners;
•	the timing and costs of the required marketing and promotional efforts;
•	the timing and cost of each sale or RaaS subscription;
•	whether customers and their employees will adopt the robotic systems offered by Sarcos;
•	the timing required and success of customer testing of Sarcos’ technology;
•	competition, including from established and future competitors;
•

Sarcos’ ability to retain existing key management, to attract additional leaders, to integrate recent hires and to attract, retain and motivate qualified personnel, including engineers, design and production personnel and service technicians;

•	the overall strength and stability of domestic and international economies;
•	demand for currently available and future robots;
•	regulatory, legislative and political changes; and
•	customer requirements and preferences.

Unfavorable changes in any of these or other factors, most of which are beyond Sarcos’ control, could cause Sarcos to fail to meet its operating and financial projections and could materially and adversely affect its business, prospects, financial condition and operating results.  For more information regarding Sarcos projections, please see the section entitled “Proposal No. 1—Approval of the Business Combination—Projected Financial Information.”

Sarcos has very limited experience commercializing its products and may not be able to do so efficiently or effectively.

Although Sarcos has sold products to individual customers in the past, it has very limited experience commercializing robotic systems at a large scale, and may not be able to do so efficiently or effectively. A key element of Sarcos’ long-term business strategy is the continued growth in sales, marketing, training, customer service and maintenance and servicing operations, including hiring personnel with the necessary experience. Managing and maintaining these operations is expensive and time consuming, and an inability to leverage such an organization effectively or at all could inhibit potential sales or subscriptions and the penetration and adoption of Sarcos’ products into new markets. In addition, certain decisions Sarcos makes regarding staffing in these areas in its efforts to maintain an adequate spending level could have unintended negative effects its revenues, such as by weakening the sales, marketing and maintenance and servicing infrastructures or lowering the quality of customer service.

Sarcos’ business plans require a significant amount of capital. Sarcos’ future capital needs may require Sarcos to sell additional equity or debt securities that may dilute its stockholders or introduce covenants that may restrict its operations or its ability to pay dividends.

Sarcos will require significant capital to operate its business and fund its capital expenditures for the next several years. While Sarcos expects that following the Business Combination, Sarcos will have sufficient capital to fund its currently planned operations for at least the next 12 months, it is possible that Sarcos will need to raise significant amounts of additional capital to fund its business thereafter, including to finance ongoing research and development costs, manufacturing, any significant unplanned or accelerated expenses, and new strategic alliances or acquisitions. The fact that Sarcos has a limited experience commercializing its robotic systems on a large scale, coupled with the fact that Sarcos’ products represent a new product category in the commercial and industrial robotic market, means Sarcos has limited to no historical data on the demand for its robotic systems. In addition, Sarcos expects its capital expenditures to continue to be significant in the foreseeable future as it completes the designing and testing of and launches its products, and that its level of capital expenditures will be significantly affected by customer demand for its robotic systems. As a result, Sarcos’ future capital requirements may be uncertain and actual capital requirements may be different from those it currently anticipates. Sarcos may need to seek equity or debt financing to finance a portion of its capital expenditures. Such financing might not be available to Sarcos in a timely manner or on terms that are acceptable, or at all.

Sarcos’ ability to obtain the necessary financing to carry out its business plan is subject to a number of factors, including general market conditions and investor acceptance of Sarcos’ business model. These factors may make the timing, amount, terms and conditions of such financing unattractive or unavailable to Sarcos. If Sarcos is unable to raise sufficient funds, it will have to significantly reduce its spending, delay or cancel its planned activities or substantially change its corporate structure. Sarcos might not be able to obtain any funding, and it might not have sufficient resources to conduct its business as projected, both of which could mean that Sarcos would be forced to curtail or discontinue its operations.

In addition, Sarcos’ future capital needs and other business reasons could require it to sell additional equity or debt securities or obtain a credit facility. The sale of additional equity or equity-linked securities could dilute its stockholders. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict Sarcos’ operations.

If Sarcos cannot raise additional funds when it needs or want them, its operations and prospects could be negatively affected.

If the Business Combination is not consummated and Sarcos is not able to obtain sufficient funding, its business, prospects, financial condition and operating results will be harmed and Sarcos may be unable to continue as a going concern.

Sarcos’ core products represent a new product category, and important assumptions about the market demand, pricing, adoption rates and sales cycle, for its current and future products may be inaccurate.

Sarcos’ core products, its industrial highly dexterous mobile robotic systems, are a new product category in markets that are currently dominated by conventional, manual systems and artificial intelligence and automation. The market demand for and adoption of Sarcos’ products is unproven, and important assumptions about the characteristics of targeted markets, pricing, and sales cycles may be inaccurate. Although Sarcos has engaged in ongoing dialogue with potential customers, it has few binding commitments to purchase its products and no commitments to enter into RaaS subscriptions. Existing or new regulatory or safety standards, or resistance by customer employees and labor unions, all of which are outside of Sarcos’ control, could cause delays or otherwise impair adoption of these new technologies, which will adversely affect Sarcos’ growth, financial position and prospects. Given the evolving nature of the markets in which Sarcos operates, it is difficult to predict customer demand or adoption rates for its products or the future growth of the markets Sarcos expects to target. If one or more of the targeted markets experience a shift in customer or prospective customer demand, Sarcos’ products may not compete as effectively, if at all, and they may not be fully developed into commercial products. As a result, the financial projections in this proxy statement necessarily reflect various estimates and assumptions that may not prove accurate and these projections could differ materially from actual results because of the risks included in this “Risk Factors” section, among others. If demand does not develop as expected or if Sarcos cannot accurately forecast pricing, adoption rates and sales cycle for its products, its business, results of operations and financial condition will be adversely affected.

With Sarcos’ core products still under development, Sarcos has limited current customers and no pending orders for the upcoming commercial version of its core products, and there is no assurance that expected customer trials and discussions will result in binding orders or subscriptions.

Sarcos expects to commercially launch its core products, the Guardian XO and Guardian XT, by the end of 2022. With these core products still under development, Sarcos has limited current customers and no binding customer commitments for the commercial production version of its core products. At present, Sarcos has contracts for delivery of pre-production units with U.S. government customers and it also has had and currently has revenue generating contracts with both commercial and U.S. Government customers for the development and testing of its Guardian XO and Guardian XT products. Although Sarcos has engaged in dialogue with potential customers about their interest in Sarcos’ core products, there is no assurance that expected customer trials and discussions will result in binding orders or sales. Sarcos has limited knowledge of the customer testing that will be required in order for customers to adopt its robotic systems. As such, customer testing may be longer than anticipated by Sarcos, and Sarcos may not be able to provide such testing to the satisfaction of prospective customers, which could result in longer sales cycles and fewer orders than anticipated. In addition, in order to build and maintain its business, Sarcos must maintain confidence among customers, suppliers, analysts, ratings agencies and other parties in its robotic systems, long-term financial viability and business prospects. Maintaining such confidence may be particularly complicated by certain factors including those that are largely outside of Sarcos’ control, such as its limited commercial experience, customer unfamiliarity with its products, any delays in scaling production, ability of delivery and service operations to meet demand, competition and uncertainty regarding the future of robotics. If Sarcos does not receive a sufficient number of binding orders for its products or RaaS subscriptions, its business, prospects, financial condition and operating results could be materially and adversely affected.

The benefits of Sarcos’ products to customers and projected return on investment have not been substantiated through long-term trials or use.

Sarcos’ core products are still under development and their benefits to customers and projected return on investment have not been substantiated through long-term trials or use. Sarcos currently has a limited frame of reference by which to evaluate the performance of its robotic systems upon which its business prospects depend. There can be no assurance that such units will provide the expected benefit to customers. Sarcos’ robotic systems may not perform consistent with customers’ expectations or consistent with other robotics products which may become available. Any failure of Sarcos’ robotic systems and software to perform as expected could harm Sarcos’ reputation and result in adverse publicity, lost revenue, delivery delays, product recalls, product liability claims and significant warranty and other expenses and could have a material adverse impact on Sarcos’ business, prospects, financial condition and operating results. Additionally, problems and defects experienced by competitors or others in the robotics market could, by association, have a negative impact on perception and customer demand for Sarcos’ robotic systems.

Sarcos may fail to attract or retain customers at sufficient rates or at all.

Sarcos’ core products are still under development. Sarcos has very limited experience commercializing its products and may not be able to do so efficiently or effectively. Although Sarcos has engaged in ongoing dialogue with potential future customers, there are currently no binding commitments with commercial customers to purchase or enter into RaaS agreements with respect to its Guardian XO and Guardian XT. To grow its customer base, Sarcos must achieve binding commitments from expected customers and add new customers, which Sarcos may not be able to do in sufficient numbers or at all. Even if Sarcos is able to attract customers, these customers may not maintain a high level of commitment to Sarcos’ products. In addition, Sarcos will incur marketing, sales or other expenses, including referral fees, to attract new customers, which will offset revenues from such customers. For these and other reasons, Sarcos could fail to achieve revenue growth, which could adversely affect its results of operations, prospects and financial condition.

If customers or their employees do not perceive Sarcos’ product offerings to be of value or to be easy and comfortable to use, Sarcos may not be able to attract and retain customers and customers may fail to purchase additional units or renew their RaaS subscriptions. If Sarcos’ efforts to satisfy and retain its existing customers are not successful, it may not be able to attract customers, and as a result, its ability to maintain and/or grow its business will be adversely affected. Customers may fail to purchase additional units or cancel Sarcos’ subscription for many reasons, including difficulties by employees in using the products, a perception that customers do not use the robotic systems sufficiently, negative reception by employees or labor unions and customer service or maintenance and servicing issues that are not satisfactorily resolved. Customer retention will also be largely dependent on the quality and effectiveness of Sarcos’ customer service and maintenance and servicing operations, which may be handled internally by Sarcos personnel and also by third-party service providers. Outsourcing of certain customer service and claims administration or maintenance and servicing functions may reduce Sarcos’ ability to ensure consistency in its overall customer service processes. If Sarcos is unable to successfully retain existing customers and attract new customers, Sarcos’ business, prospects, financial condition and operating results will be adversely affected.

Even if Sarcos successfully markets its products, the purchase or subscription, adoption and use of the products may be materially and negatively impacted if the employees of Sarcos’ customers resist the use and adoption of the products.

Sarcos is designing its robotic systems with the goal of augmenting the workforce to increase productivity and reduce workplace injuries. Even if Sarcos successfully markets its products to customers, the purchase or subscription, adoption and the use of the products may be materially and negatively impacted if the employees of Sarcos’ customers resist the use and adoption of the products. Customer employees may resist the adoption of Sarcos’ products for several reasons, including lack of instruction on how to safely and effectively use the units, a perception that the benefit of the use of the products does not outweigh the perceived difficulties or discomfort associated with use, resistance by labor unions, and workplace injuries resulting from use of the products, among others. Sarcos will spend significant time and resources on beta units of its Guardian XO and Guardian XT for customer testing. If the employees of Sarcos’ customers resist adoption of Sarcos’ robotic platforms, Sarcos’ business, prospects, financial condition and operating results will be materially and adversely affected.

Sarcos’ RaaS subscription model has yet to be tested and may fail to gain commercial acceptance.

Sarcos’ ability to derive revenue from its products depends on its ability to successfully market its products and develop a network of ongoing customers for its new RaaS revenue model. Investors should be aware of the difficulties normally encountered by a new business model, many of which are beyond Sarcos’ control, including substantial risks and expenses while establishing or entering new markets, setting up operations and undertaking marketing activities. There can be no assurance that customers will perceive benefits to the RaaS subscription model.

Because Sarcos will continue to own units while they are used by the customers, Sarcos will be subject to risks associated with ongoing ownership of the units, including the risks of deterioration, damage or theft and higher maintenance and servicing costs.  All of these could result in higher costs to Sarcos, and could lead to customer dissatisfaction. The likelihood of Sarcos’ success must be considered in light of these risks, expenses, complications, delays, and the competitive environment in which Sarcos operates. There is, therefore, nothing at this time upon which to base an assumption that Sarcos’ RaaS business model will prove successful.

If Sarcos is successful in commercializing its products, Sarcos’ revenue will be concentrated in a limited number of models for the foreseeable future.

If Sarcos is successful in commercializing its products, its revenue will be concentrated in a limited number of models for the foreseeable future. Sarcos launched the Guardian S mobile IoT platform in 2018 and expects to launch the commercial production versions of the Guardian XO exoskeleton and Guardian XT robotic system by the end of 2022.  The commercial launch of Sarcos’ products may be delayed as the result of challenges in hiring qualified individuals and disruption to Sarcos’ supply chain, including as a result of the COVID-19 pandemic, and is subject to the successful negotiations with one or more potential contract manufacturers.  Such challenges may result in delay of the anticipated commercial launch of one or more of the products, which would adversely affect Sarcos’ financial and operating results. To the extent Sarcos’ products do not meet customer expectations, or cannot be completed or manufactured on their projected timelines and in line with cost and volume targets, Sarcos’ future sales and operating results may be adversely affected. Given that for the foreseeable future Sarcos’ business will depend on a limited number of models, to the extent a particular model is not well-received by the market, Sarcos’ sales volume could be materially and adversely affected. This could have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results.

Sarcos may not be able to complete or enhance its product offerings through its research and development efforts.

In order to commercially launch the production version of its products, Sarcos will need to complete its development efforts.  It will also likely need to continue to advance and evolve its products in response to the evolving demands of its customers in the various industries it expects to serve. Sarcos expects to launch two commercial products by the end of 2022: the Guardian XO, a full body powered exoskeleton, and the Guardian XT, a teleoperated robotic system. Each of these products will require significant additional development efforts and expenses, and Sarcos may not be successful in commercializing or marketing such products at all or within the currently expected timeline.

In addition, notwithstanding Sarcos’ market research efforts, its future products may not be accepted by customers or their employees. The success of any proposed product offerings will depend on numerous factors, including Sarcos’ ability to:

•	attract, recruit and retain qualified personnel, including engineers, design and production personnel and service technicians;
•

identify the preferred product features in multiple industries, such as aerospace, automotive, logistics, defense, oil and gas, power and utilities, construction and manufacturing, and successfully incorporate those features into its products;

•	develop and introduce proposed products in sufficient quantities and in a timely manner;
•	adequately protect its intellectual property and avoid infringing upon the intellectual property rights of third parties; and
•	demonstrate the productivity, efficacy and safety benefits of proposed products.

Sarcos has managed and expects to continue to manage its product development efforts through the development of alpha units, beta units and commercial units. If Sarcos fails to adequately communicate to customers the improvements that are expected from one development stage to the next, or if customer feedback from one development stage is not adequately reflected in the next, customers may not be persuaded of the value of Sarcos’ products. If Sarcos fails to generate demand by developing products that incorporate features desired by customers or their employees, Sarcos may fail to generate RaaS subscriptions sufficient to achieve or maintain profitability. Sarcos has in the past experienced, and may in the future experience, delays in various phases of product development, including during research and development, manufacturing, limited release testing, marketing and customer education efforts. Further, delays in product development would postpone demonstrations and customer testing, important opportunities for customer engagement, and cause Sarcos to miss expected timelines. Such delays could cause customers to delay or forgo purchases of or subscriptions to Sarcos’ products, or to purchase or subscribe for competitors’ products. Even if Sarcos is able to successfully develop proposed products when anticipated, these products may not produce sales in excess of the costs of development, and they may be quickly rendered obsolete by changing customer preferences or the introduction by competitors of products embodying new technologies or features. If Sarcos is unable to successfully manage its product development and communications with customers, customers may choose to not adopt, to cancel or to not renew RaaS subscriptions, which would adversely affect Sarcos’ business, prospects, financial condition and operating results.

The benefits to customers of Sarcos’ products could be supplanted by artificial intelligence or industrial automation.

The benefits to customers of Sarcos’ products could be supplanted by artificial intelligence or industrial automation. Although Sarcos believes that by seeking to augment, rather than replace, humans for jobs that cannot be automated, its products will be superior to artificial intelligence and industrial automation products currently available, Sarcos cannot be sure that alternative technologies in the artificial intelligence or industrial automation industries will not match or exceed the benefits introduced by Sarcos’ products or be more cost effective than Sarcos’ products. The development of any alternative technology that can compete with or supplant Sarcos’ products may materially and adversely affect Sarcos’ business, prospects, financial condition and operating results in ways Sarcos does not currently anticipate. Any failure by Sarcos to develop new or enhanced technologies or processes, or to react to changes in existing technologies, could materially delay Sarcos’ development and introduction of new and enhanced products, which could result in the loss of competitiveness of Sarcos’ robotic systems, decreased revenue and a loss of market share to competitors. Sarcos’ research and development efforts may not be sufficient to adapt to changes in artificial intelligence or industrial automation technology. While Sarcos plans to upgrade and adapt its robotic systems as it develops new technology, its robotic systems may not compete effectively with alternative products if Sarcos is not able to source and integrate the latest technology into its units. For a discussion of currently available technologies in artificial intelligence and industrial automation, see the subsection entitled “Information About Sarcos—Industry Background—Evolution of Robotics.”

Defects, glitches or malfunctions in Sarcos’ products or the software that operates them, failure of its products to perform as expected, connectivity issues or operator errors, result in product recalls, lower than expected return on investment for customers, cause harm to operators and significant safety concerns, each of which could adversely affect Sarcos’ results of operations, financial condition and its reputation.

The design, manufacture and marketing of Sarcos’ products involve certain inherent risks. Manufacturing or design defects, glitches, malfunctions, connectivity issues between the central processing unit and the robotic system, unanticipated use of Sarcos’ robotic systems, operator errors or inadequate disclosure of risks relating to the use of the robotic systems, among others, can lead to injury, property damage or other adverse events. Sarcos conducts extensive testing of its units, in some instances in collaboration with its customers, to ensure that any such issues can be identified and addressed in advance of commercial launch of the products. However, there can be no assurance that Sarcos will be able to identify all such issues or that, if identified, efforts to address them will be effective in all cases. Injuries to operators have occurred during the testing of Sarcos’ products. In each case, Sarcos conducted thorough investigations to identify the cause or causes of each incident and, when appropriate, implemented changes to testing protocols or to the units to prevent such incidents from reoccurring. However, there can be no assurance that any implemented improvements will fully prevent similar or other incidents in the future. Operators of the Guardian XO will be wearing the unit while it is in use, which could worsen the consequences of an accident. Moreover, because of the size and weight of the units, and the nature and variability of the environments in which Sarcos expects its products to be used, such as manufacturing and assembly lines, construction, field service, and warehouses for the Guardian XO, and hazardous environments and at heights for the Guardian XT, adverse events relating to the use of Sarcos’ products could include significant injuries or even death.

In addition, if the manufacturing of Sarcos’ products is outsourced, Sarcos may not be aware of manufacturing defects that could occur. Such adverse events could lead to recalls or safety alerts relating to Sarcos’ products (either voluntary or required by governmental authorities), and could result, in certain cases, in the removal of its products from the market. A recall could result in significant costs. To the extent any manufacturing defect occurs, Sarcos’ agreement with the third-party manufacturer may contain a limitation on the third-party manufacturer’s liability, and therefore Sarcos could be required to incur the majority of related costs. Product defects or recalls could also result in negative publicity, damage to Sarcos’ reputation or, in the event of regulatory developments, delays in new product approvals.

Sarcos’ products incorporate sophisticated computer software. Complex software frequently contains errors, especially when first introduced. Sarcos’ software may experience errors or performance problems in the future. If any part of Sarcos’ products’ hardware or software were to fail, the user could experience serious injury or even death. Additionally, users may not use Sarcos’ products in accordance with safety protocols and training, which could amplify the risk of death or injury. Customers and users also may fail to install updates and fixes to the software for several reasons including poor connectivity, inattention or failure to regularly dock Guardian XO units in the XO Pod. Any such occurrence could cause delay in market acceptance of Sarcos’ products, damage to its reputation, product recalls, increased service and warranty costs, product liability claims and loss of revenue relating to such hardware or software defects.

Sarcos anticipates that as part of its ordinary course of business it may be subject to product liability claims alleging defects in the design or manufacture of its products. A product liability claim, regardless of its merit or eventual outcome, could result in significant legal defense costs and high punitive damage payments. Although Sarcos maintains product liability insurance, the coverage is subject to deductibles and limitations, and may not be adequate to cover future claims. Additionally, Sarcos may be unable to maintain its existing product liability insurance in the future at satisfactory rates or adequate amounts.

Even if Sarcos’ products perform properly and are used as intended, if operators sustain any injuries while using Sarcos’ products, Sarcos could be exposed to liability and its results of operations, financial condition and its reputation may be adversely affected.

Sarcos’ products contain complex technology and must be used as designed and intended in order to operate safely and effectively. For example, Sarcos is developing the Guardian XT unit as an augmented or virtual reality-enabled highly dexterous remote-controlled robotic system to perform intricate and even dangerous tasks. Sarcos expects that users will control the unit at a distance by utilizing augmented reality teleoperation. Sarcos’ units, including the Guardian XT, will need to be used as intended and designed to ensure safety and effectiveness. While Sarcos expects to develop a training, customer service and maintenance and servicing infrastructure to ensure users are equipped to operate its products in a safe manner, it cannot be sure that the products will ultimately be used as designed and intended. In addition, Sarcos cannot be sure that it will be able to predict all the ways in which use or misuse of the products can lead to injury or damage to property, and its training resources may not be successful at preventing all incidents. If operators were to sustain any injuries or cause any damage to property while using Sarcos’ products, in a manner consistent with Sarcos’ training and instructions or otherwise, Sarcos could be exposed to liability and its results of operations, financial condition and its reputation may be adversely affected.

Sarcos has no experience maintaining or servicing its products at a large scale.

Under the RaaS subscription model, Sarcos will be responsible for maintenance and servicing of the units. However, Sarcos has no experience providing maintenance and servicing at a large scale. Sarcos may elect to partner with one or more third parties to perform some or all of the servicing and maintenance on its products, but there can be no assurance that Sarcos will be able to enter into an acceptable arrangement with any such third-party provider. Although such servicing partners may have experience in servicing complex machinery, they will initially have limited experience in servicing Sarcos’ robotic systems. If Sarcos is unable or elects not to enter into a partnership with third parties to perform maintenance and servicing, it would be required to provide such services directly, which would significantly increase Sarcos’ capital expenditures and personnel costs. Sarcos would also be required to recruit and train employees to provide these services and it may not be able to attract persons with the necessary knowledge or experience to provide these services. Delays in implementing a maintenance and servicing infrastructure may significantly delay new RaaS subscriptions due to smaller than expected maintenance and servicing capacity.

In addition, there can be no assurance that Sarcos’ service and maintenance arrangements will adequately address the service and maintenance requirements of its customers to their satisfaction, or that Sarcos and its servicing partners will have sufficient resources, experience or inventory to meet these service requirements in a timely manner as the volume of robotic systems Sarcos delivers increases. Even if Sarcos and its servicing partners have the sufficient resources and experience needed, they still may not adequately service or maintain the units. If Sarcos is unable to, directly or through third party partners, roll out and establish a widespread service network, including on-site services, customer satisfaction could be adversely affected, which in turn could materially and adversely affect Sarcos’ reputation and thus its sales, results of operations and prospects.

Sarcos’ customers will also depend on Sarcos’ customer support team to resolve technical and operational issues relating to the integrated software underlying Sarcos’ robotic systems. In addition, the RaaS subscription model will require Sarcos to cover costs relating to servicing and maintenance of the robotic systems. Customer behavior and usage may result in higher than expected maintenance and repair costs. Moreover, if RaaS customers do not pay the subscription fee while the units are out of service, there could be an adverse impact on Sarcos’ financial condition and operating results.

As Sarcos continues to grow, additional pressure may be placed on Sarcos’ customer support team or partners, and Sarcos may be unable to respond quickly enough to accommodate short-term increases in customer demand for technical support. Sarcos also may be unable to modify the future scope and delivery of its technical support to compete with changes in the technical support provided by its competitors. Increased customer demand for support, without corresponding revenue, could increase costs and negatively affect Sarcos’ operating results. If Sarcos is unable to successfully address the service requirements of its customers or establish a market perception that Sarcos does not maintain high-quality support, Sarcos may be subject to claims from its customers, including loss of revenue or damages, and Sarcos’ business, prospects, financial condition and operating results may be materially and adversely affected.

Sarcos’ ability to develop and manufacture products of sufficient quality on schedule and on a large scale is unproven, and delays in the design, production and launch of its products could harm its business, prospects, financial condition and operating results.

Sarcos’ future business depends in large part on its ability to execute its plans to design, develop, manufacture, market, deploy and service its products. Sarcos intends to outsource the manufacturing of its robotic systems to a third-party manufacturing partner. While this arrangement may lower operating costs, it also reduces Sarcos’ direct control over production and manufacturing. Such diminished control may have an adverse effect on the quality or quantity of Sarcos’ units, or Sarcos’ flexibility to respond to changing conditions.

Sarcos also plans to retain third-party vendors and service providers to engineer, design and test some of the critical systems and components of Sarcos’ units. While this allows Sarcos to draw from such third parties’ industry knowledge and expertise, there can be no assurance such systems and components will be successfully developed to Sarcos’ specifications or delivered in a timely manner to meet Sarcos’ program timing requirements.

Sarcos’ continued development and manufacturing of its first commercially available robotic system, the Guardian S, and its future models, including the Guardian XO and Guardian XT, are and will be subject to risks, including with respect to:

•	costs to be incurred by Sarcos and/or any third-party manufacturing partner or partners in meeting Sarcos’ specifications and design tolerances;

•	the ongoing effects of the COVID-19 pandemic or other pandemics, epidemics or outbreaks;
•	hiring and retaining a sufficient number of qualified employees. Sarcos has historically been understaffed due to these challenges;
•	long- and short-term durability of Sarcos’ robotic systems to withstand day-to-day wear and tear;
•	delays in delivery of final systems and components by Sarcos’ suppliers;
•	manufacturing of robotic systems units in excess of demand due to contractual requirements or unexpected changes in demand;
•	shifts in demand for the Guardian XO and XT and future models;
•	quality controls, particularly as Sarcos plans to expand its production capabilities;
•	delays or disruptions in Sarcos’ supply chain, or the need to order supplies in excess of demand due to batch number requirements or price thresholds;
•	work stoppages, labor strikes and other labor disputes affecting Sarcos or its suppliers, third-party manufacturers and other partners; and
•	other delays and cost overruns.

Sarcos is or may be subject to risks associated with strategic alliances or acquisitions and may not be able to identify adequate strategic relationship opportunities, or form strategic relationships, in the future.

Sarcos may seek to enter into strategic alliances, joint ventures, minority equity investments, acquisitions, collaborations and in-license arrangements. There is no guarantee that any of these partnerships or acquisitions would lead to any binding agreements or lasting or successful business relationships with third parties. If any of these relationships are established, they may subject Sarcos to a number of risks, including risks associated with sharing proprietary information, non-performance by the third-party and increased expenses in establishing new relationships, any of which may materially and adversely affect Sarcos’ business. Sarcos may have limited ability to monitor or control the actions of these third parties and, to the extent any of these strategic third parties suffers negative publicity or harm to their reputation from events relating to their business, Sarcos may also suffer negative publicity or harm to its reputation by virtue of its association with any such third-party.

Strategic business relationships will be an important factor in the growth and success of Sarcos’ business. However, there are no assurances that Sarcos will be able to identify or secure suitable business relationship opportunities in the future or Sarcos’ competitors may capitalize on such opportunities before Sarcos does. Moreover, identifying such opportunities could require substantial management time and resources, and negotiating and financing relationships involves significant costs and uncertainties. If Sarcos is unable to successfully source and execute on strategic relationship opportunities in the future, its overall growth could be impaired, and its business, prospects, financial condition and operating results could be materially adversely affected.

When appropriate opportunities arise, Sarcos has in the past, and may in the future acquire additional assets, products, technologies or businesses that are complementary to its existing business. From time to time, the sellers of these assets, products and technologies or business may retain limited rights to the technology that they sell to us, which in some circumstances could allow the sellers to compete with us in a limited fashion. In addition to possible stockholder approval, Sarcos may need approvals and licenses from relevant government authorities for the acquisitions and to comply with any applicable laws and regulations, which could result in increased delay and costs, and may disrupt Sarcos’ business strategy if it fails to do so. Furthermore, acquisitions and the subsequent integration of new assets and businesses into Sarcos’ own require significant attention from Sarcos’ management and could result in a diversion of resources from Sarcos’ existing business, which in turn could have an adverse effect on Sarcos’ operations and financial results. Acquired assets or businesses may not generate the financial results Sarcos expects. Acquisitions could result in the use of substantial amounts of cash, potentially dilutive issuances of equity securities, the occurrence of significant goodwill impairment charges, amortization expenses for other intangible assets and exposure to potential unknown liabilities of the acquired business. Moreover, the costs of identifying and consummating acquisitions may be significant.

Sarcos is highly dependent on the services of its senior management and other key employees and, if Sarcos is unable to attract and retain a sufficient number of qualified employees, its ability to design, manufacture and launch its products, operate its business and compete could be harmed.

Sarcos’ success depends, in part, on its ability to retain its key personnel. Sarcos expects that it will be required to increase compensation levels of senior management and key employees to remain competitive with its peers. In addition, Sarcos’ Chief Executive Officer and General Counsel are married, and if one were to depart Sarcos it is possible that the other would do so as well. The unexpected loss of or failure to retain one or more of Sarcos’ senior managers or other key employees could delay product development and require outsourcing to third parties, each of which in turn could adversely affect Sarcos’ business. Sarcos’ success also depends, in part, on its continuing ability to identify, hire, attract, train and develop other highly qualified personnel. Experienced and highly skilled employees are in high demand and competition for these employees can be intense, and Sarcos’ ability to hire, attract and retain them depends on its ability to provide competitive compensation. Sarcos may not be able to attract, assimilate, develop or retain qualified personnel in the future, and its failure to do so could adversely affect Sarcos’ business, including the execution of its strategy. Sarcos’ headquarters are in Salt Lake City, Utah, which has fewer highly skilled employees in the robotics field than other major metropolitan areas. To attract and retain key personnel, Sarcos may need to open offices in other areas of the country, which could increase costs and reduce productivity. Any failure by Sarcos’ management team and Sarcos’ employees to perform as expected may have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results.

Sarcos’ management as a group has limited experience in operating a public company.

Although some members of Sarcos’ management have public company experience, Sarcos’ management team may not successfully or effectively manage its transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Sarcos’ executive officers as a group have limited experience in the management of a publicly traded company. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of the post-combination company. Sarcos will need to recruit additional persons to join its management team in order to handle the increased demands of running a public company, but its efforts may not be successful. Sarcos may not have adequate personnel with the appropriate level of knowledge, experience and training in the accounting policies, practices or internal control over financial reporting required of public companies. Any failure by Sarcos’ management team to perform as expected may have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results.

Sarcos will incur significant increased expenses and administrative burdens as a public company, which could have a material adverse effect on its business, prospects, financial condition and operating results.

If Sarcos completes the Business Combination and becomes a public company, it will incur significant legal, accounting and other expenses that it did not incur as a private company, and these expenses may increase even more after Sarcos is no longer an emerging growth company, as defined in Section 2(a) of the Securities Act. As a public company, Sarcos will be subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as rules adopted, and to be adopted, by the SEC and Nasdaq. Sarcos’ management and other personnel will need to devote a substantial amount of time to these compliance initiatives. It is possible that Sarcos will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods. Moreover, Sarcos expects these rules and regulations to substantially increase its legal and financial compliance costs and to make some activities more time-consuming and costly. The increased costs will increase Sarcos’ net loss. For example, Sarcos expects it to become more difficult and more expensive for it to obtain director and officer liability insurance and it may be forced to incur substantially higher costs to obtain appropriate coverage. Sarcos cannot accurately predict or estimate the amount or timing of additional costs it may incur. The impact of being a public company could also make it more difficult for Sarcos to attract and retain qualified persons to serve on its board of directors, its board committees or as executive officers. Such increased expenses and administrative burdens involved in operating as a public company could have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results.

Sarcos operates in an industry that is subject to rapid technological change, and it expects competition to increase.

The robotics industry is subject to rapid technological change, and Sarcos expects competition to increase in the future. Sarcos’ robotics technology may be unable to keep up with changes in robotics technology or its alternatives and, as a result, its competitiveness may suffer. Developments in alternative technologies, such as artificial intelligence, may materially and adversely affect Sarcos’ business, prospects, financial condition and operating results in ways Sarcos does not currently anticipate. Any failure by Sarcos to successfully react to changes in existing technologies could materially harm its competitive position and growth prospects.

Ongoing impacts from COVID-19 or another pandemic, epidemic or outbreak of an infectious disease may materially and adversely impact Sarcos’ business, prospects, financial condition and operating results.

The ongoing COVID-19 pandemic as well as other possible health pandemics, epidemics or outbreaks may materially and adversely impact Sarcos’ business, prospects, financial condition and operating results. Sarcos’ engineering and product development operations, among others, cannot all be conducted in a remote working structure and often require on-site access to materials and equipment. Sarcos has customers with international operations in varying industries. It also depends on suppliers and manufacturers worldwide. Sarcos is currently experiencing disruptions in its supply chain, as discussed in “—Sarcos is dependent on its suppliers, some of which are currently single or limited source suppliers, and the inability of these suppliers to deliver necessary components of Sarcos’ products at prices and volumes, performance and specifications acceptable to Sarcos, could have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results. Sarcos has not yet identified all of the suppliers that it is likely to rely on to support any future commercialization of its core products.”  Depending upon the duration of the ongoing COVID-19 pandemic and the associated business interruptions, its customers, suppliers, manufacturers and partners may suspend or delay their engagement with Sarcos, which could result in a material adverse effect on its financial condition and ability to meet current timelines. The COVID-19 pandemic has affected and may continue to affect Sarcos’ ability to recruit skilled employees to join its team. Sarcos’ response to the ongoing COVID-19 pandemic may prove to be inadequate and it may be unable to continue its operations in the manner it had prior to the outbreak, and may endure interruptions, reputational harm, delays in its product development and shipments, all of which could have an adverse effect on its business, prospects, financial condition and operating results. In addition, when the pandemic subsides, Sarcos cannot assure you as to the timing of any economic recovery, which could continue to have a material adverse effect on its target markets and its business.

Sarcos may become subject to new or changing governmental regulations relating to the design, manufacturing, marketing, distribution, servicing, or use of its products, and a failure to comply with such regulations could lead to withdrawal or recall of Sarcos’ products from the market, delay Sarcos’ projected revenues, increase cost, or make Sarcos’ business unviable if it is unable to modify its products to comply.

Sarcos may become subject to new or changing international, federal, state and local regulations, including laws relating to the design, manufacturing, marketing, distribution, servicing or use of its products. Such laws and regulations may require Sarcos to pause sales and modify its products, which could result in a material adverse effect on its revenues and financial condition. Such laws and regulations can also give rise to liability such as fines and penalties, property damage, bodily injury and cleanup costs. Capital and operating expenses needed to comply with laws and regulations can be significant, and violations may result in substantial fines and penalties, third-party damages, suspension of production or a cessation of Sarcos’ operations. Any failure to comply with such laws or regulations could lead to withdrawal or recall of Sarcos’ products from the market.

Sarcos may experience significant delays in the design, development, production and launch of its robotic systems, which could harm its business, prospects, financial condition and operating results.

Sarcos’ core products are still in the development and testing phase. Manufacturing and deliveries of the Guardian XO and Guardian XT are not expected to begin until 2022, and may occur later or not at all. Any delay in the design, development, production and release of Sarcos’ products could materially damage Sarcos’ brand, business, prospects, financial condition and operating results. Sarcos may experience delays in the design, development, production and release of new products, including due to integration, safety and performance issues. To the extent Sarcos delays the commercial launch of its robotic systems, its growth prospects and operating results will likely be adversely affected.

Sarcos has no experience to date in high volume manufacture of its products, nor does it have the facility, employees or equipment needed to manufacture its products in high volume.

Sarcos intends to enter into contracts with one or more third-party manufacturers to produce Sarcos’ robotic systems. Sarcos does not know whether its future third-party manufacturers will be able to develop efficient, automated, low-cost production capabilities and processes and reliable sources of component supply, that will enable Sarcos to meet the quality, price, engineering, design and production standards, as well as the production volumes, required to successfully mass market Sarcos’ robotic systems. Even if Sarcos and its third-party manufacturers are successful in developing its high volume production capability and processes and reliably source its components, Sarcos does not know whether it will be able to do so in a manner that avoids significant delays and cost overruns, including as a result of factors beyond its control such as problems with suppliers and vendors, or force majeure events, or in time to meet Sarcos’ unit commercialization schedules or to satisfy the requirements of customers and potential customers.

If Sarcos is unable to enter into agreements with third-party manufacturers on acceptable terms, it will need to develop its own manufacturing and production capabilities, significantly increasing Sarcos’ capital expenditures and delaying production of Sarcos’ robotic systems. If this were to occur, Sarcos would need raise or borrow additional money, which may not be successful, and possibly change the anticipated pricing of its RaaS subscription model, which would adversely affect Sarcos’ margins and cash flows.

Any failure to develop production processes and capabilities within Sarcos’ projected costs and timelines could have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results.

The period of time from initial design of Sarcos’ products to obtaining binding purchase commitments from customers is long and Sarcos is subject to the risk that customers who initially expressed an interest in its products during the design phase will not enter into binding commitments.

Sarcos’ products contain complex technology that requires multiple years of engineering and design. Therefore, the period of time from initial design of Sarcos’ products to obtaining binding purchase commitments from customers is long and Sarcos is subject to the risk that customers who initially expressed an interest in its products during the design phase will not enter into binding commitments. Sarcos’ design of its products is significantly influenced by feedback from potential customers and reflect the needs they expressed. As a result, adapting Sarcos’ products to other industries or customers may require additional design, development, testing, work and expenses. Sarcos cannot be sure that it will be able to adapt its products to reflect such feedback successfully or at all. If customers who initially express an interest in Sarcos’ proposed products and influenced their design ultimately decide to not enter into binding commitments or to adopt a competitors’ technology, Sarcos’ business, prospects, financial condition and operating results would be adversely affected.

Sarcos’ ability to control costs and liability is dependent on developing sufficient screening criteria for its RaaS customers.

Sarcos’ ability to realize revenue and reduce liability related to its RaaS subscription model is heavily dependent on its ability to effectively screen customers for high risk activities or environments that could result in higher costs for Sarcos. Sarcos has limited experience with its RaaS subscription model and may not be able to effectively develop effective customer screening criteria. Sarcos may need to rely on third-party service providers to develop effective screening criteria, which will result in additional cost to Sarcos. Sarcos’ screening criteria may also need to be adjusted over time to satisfy requirements under applicable law, from its insurers, lenders or from other third-party service providers. Sarcos must balance the need to develop effective screening criteria with its need to attract new customers or market to different industry segments.

Sarcos’ business and prospects depend significantly on its ability to build the Sarcos brand. Sarcos may not succeed in continuing to establish, maintain and strengthen the Sarcos brand, and its brand and reputation could be harmed by negative publicity regarding Sarcos or its products.

Sarcos’ business and prospects are heavily dependent on its ability to develop, maintain and strengthen the Sarcos brand. If Sarcos does not continue to establish, maintain and strengthen its brand, it may lose the opportunity to build a critical mass of customers. Promoting and positioning its brand will likely depend significantly on Sarcos’ ability to provide high quality products and engage with its customers as intended. In addition, Sarcos’ ability to develop, maintain and strengthen the Sarcos brand may depend on the acceptance of its products by employees of its customers. To promote its brand, Sarcos may be required to change its customer development and branding practices, which could result in substantially increased expenses, including the need to use traditional media including print media. If Sarcos does not develop and maintain a strong brand, its business, prospects, financial condition and operating results will be materially and adversely impacted.

In addition, if incidents occur or are perceived to have occurred, whether or not such incidents are Sarcos’ fault, Sarcos could be subject to adverse publicity or resistance by employees of its customers or labor unions. In particular, given the popularity of social media, any negative publicity, whether true or not, could quickly proliferate and harm perceptions and confidence in the Sarcos brand. Furthermore, there is the risk of potential adverse publicity related to Sarcos’ manufacturing or other partners whether or not such publicity is related to their collaboration with Sarcos. Sarcos’ ability to successfully position its brand could also be adversely affected by perceptions about the quality of its competitors’ products.

Sarcos is dependent on its suppliers, some of which are currently single or limited source suppliers, and the inability of these suppliers to deliver necessary components of Sarcos’ products at prices and volumes, performance and specifications acceptable to Sarcos, could have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results. Sarcos has not yet identified all of the suppliers that it is likely to rely on to support any future commercialization of its core products.

Sarcos relies on third-party suppliers for the provision and development of many of the key components and materials used in its products. Sarcos has not yet identified all of the suppliers, contractors and other third parties that it is likely to rely on to support any future commercialization of its core products. While Sarcos plans to obtain components from multiple sources whenever possible, some of the components used in its products may have to be purchased by Sarcos from a single source. If Sarcos’ third-party suppliers are unable to supply key components and materials at the required volume, Sarcos’ sales, revenues and profitability will likely be adversely affected. Sarcos’ third-party suppliers may also not be able to meet the specifications and performance characteristics required by Sarcos, which would impact Sarcos’ ability to achieve its product specifications and performance characteristics as well. Additionally, Sarcos’ third-party suppliers may be unable to obtain required certifications for their products for which Sarcos plans to use or provide warranties that are necessary for Sarcos’ solutions. If Sarcos is unable to obtain components and materials used in its products from its suppliers, Sarcos’ business would be adversely affected.

Sarcos has less negotiating leverage with suppliers than larger and more established companies and may not be able to obtain favorable pricing and other terms. For example, agreements with suppliers may include terms that are unfavorable to Sarcos, such as requirements that Sarcos order components and manufacturing units in excess of Sarcos’ demand due to batch number requirements or price thresholds. While Sarcos believes that it may be able to establish alternate supply relationships and can obtain or engineer replacement components for its single source components, Sarcos may be unable to do so in the short term, or at all, at prices or quality levels that are favorable to Sarcos, which could have a material adverse effect on its business, prospects, financial condition and operating results.

Moreover, Sarcos and its suppliers are currently experiencing increases in the cost of and an interruption in the supply or shortage of materials. It is unclear how long these challenges will remain.  Any sustained increase, supply interruption or shortage could materially and negatively impact Sarcos’ business, prospects, financial condition and operating results. Sarcos and its suppliers use various materials in their businesses and products, including for example semiconductors, energy storage materials, commodity materials and specialty metal alloys, and the prices for these materials fluctuate. The available supply of some of these materials is currently and may continue to be unstable, depending on market conditions and global demand, and could adversely affect Sarcos’ business and operating results. Risks relating to Sarcos’ supply chain include:

•	“Buy American” or other similar requirements that may be imposed on government contractors;
•	an increase in the cost, or decrease in the available supply, of semiconductor chips, electrical components, commodity materials and specialty alloys;
•	disruption in the supply of lithium ion batteries due to quality issues or recalls; and
•	fluctuations in the value of any foreign currencies in which manufactured parts, commercial components and related raw material purchases are or may be denominated against the U.S. dollar.

Sarcos’ business is also dependent on the continued supply of lithium ion battery cells. While Sarcos believes several sources of cells are available, Sarcos has to date not finally sourced or validated a supplier for its commercial production and it may have limited flexibility in changing cell suppliers once contracted. Any disruption in the supply of battery cells from such suppliers could disrupt production of Sarcos’ products. Furthermore, fluctuations or shortages in raw materials or components and other economic conditions may cause Sarcos to experience significant increases in freight charges and material costs. Substantial increases in the prices for Sarcos’ materials or prices charged to it, such as those charged by battery cell suppliers, would increase Sarcos’ operating costs, and could reduce its margins if the increased costs cannot be recouped through increased RaaS subscription offering or unit sales prices. Any attempts to increase product prices in response to increased material costs could result in cancellations of orders and reservations and therefore materially and adversely affect Sarcos’ brand, image, business, prospects, financial condition and operating results.

Sarcos’ potential transition to an outsourced manufacturing business model may not be successful, which could harm its ability to deliver products and recognize revenue.

Sarcos intends to transition from a manufacturing model in which it primarily manufactured and assembled its products at a smaller scale at its existing Salt Lake City, Utah location, to one where it relies on one or more third-party manufacturers. Sarcos is in negotiations with third parties to provide contract manufacturing of its products; however, such negotiations are complicated because the Guardian XO and Guardian XT are still undergoing design changes and improvements. Moreover, Sarcos may not be able to contract with potential counterparties on commercially reasonable terms or at all. Sarcos believes the use of third-party manufacturers will have benefits, but in the near term, while it is beginning manufacturing with one or more new partners, Sarcos may lose revenue and incur increased costs.

Reliance on third-party manufacturers reduces Sarcos’ control over the manufacturing process, including reduced control over quality, product costs and product supply and timing. Sarcos may experience delays in shipments or issues concerning product quality from its third-party manufacturers. If any of Sarcos’ third-party manufacturers experience interruptions, delays or disruptions in supplying its products, including by natural disasters, the global COVID-19 pandemic, other health epidemics and outbreaks, or work stoppages or capacity constraints, Sarcos’ ability to ship products to distributors and customers would be delayed. In addition, unfavorable economic conditions could result in financial distress among third-party manufacturers upon which Sarcos relies, thereby increasing the risk of disruption of supplies necessary to fulfill Sarcos production requirements and meet customer demands. While Sarcos takes measures to protect its trade secrets, the use of third-party manufacturers may also risk disclosure of its innovative and proprietary technologies, which could adversely affect Sarcos’ business.

Additionally, if any of Sarcos’ future third-party manufacturers experience quality control problems in their manufacturing operations and Sarcos products do not meet customer requirements, Sarcos could be required to recall the units or cover the cost of repair or replacement of any defective products. These delays or product quality issues could have an immediate and material adverse effect on Sarcos’ ability to fulfill orders and could have a negative effect on its operating results. In addition, such delays or issues with product quality could adversely affect Sarcos reputation and its relationship with its customers.

If any third-party manufacturers experience financial, operational, manufacturing capacity or other difficulties, or experience shortages in required components, or if they are otherwise unable or unwilling to continue to manufacture Sarcos’ products in required volumes or at all, Sarcos’ supply may be disrupted, it may be required to seek alternate manufacturers and it may be required to re-design its products. It would be time-consuming, and could be costly and impracticable, to begin to use new manufacturers and designs, and such changes could cause significant interruptions in supply and could have an adverse effect on Sarcos’ ability to meet its scheduled product deliveries and may subsequently lead to the loss of sales.

If Sarcos is unable to contract with a third-party manufacturing partner, Sarcos would need to develop its own manufacturing facilities, which may not be feasible and, if feasible, would significantly increase its capital expenditures and operating expenditures, and would significantly delay or inhibit production of its robotic systems.

Sarcos does not have a definitive agreement with a third-party manufacturing partner to commercially manufacture its robotic systems and it may be unable to enter into such agreements with third-party manufacturing partners and other key suppliers for manufacturing on terms and conditions acceptable to Sarcos. Although negotiations are continuing with potential counterparties, such negotiations are complicated because the Guardian XO and Guardian XT are still undergoing design changes and improvements. Sarcos may not be able to contract with potential counterparties on commercially reasonable terms or at all.  If Sarcos is unable to enter into such definitive agreements or is only able to do so on terms that are less commercially favorable to Sarcos, it may be unable to timely identify adequate strategic relationship opportunities, or form strategic relationships, and consequently, Sarcos may not be able to fully carry out its business plans. There can be no assurance that Sarcos would be able to partner with other third parties or establish its own production capacity to meet its needs on acceptable terms, or at all. The expense and time required to complete any transition and to assure that robotic systems manufactured at facilities of new third-party partners comply with Sarcos’ quality standards and regulatory requirements would likely be greater than currently anticipated. If Sarcos needs to develop its own manufacturing and production capabilities at its new Salt Lake City, Utah facility, which may not be feasible, it would significantly increase Sarcos’ capital and operating expenditures and would significantly delay production of Sarcos’ robotic systems. This may require Sarcos to attempt to raise or borrow additional money, which may not be successful. Also, it may require Sarcos to change the anticipated pricing of its RaaS subscription offering, which would adversely affect Sarcos’ margins and cash flows. Any of the foregoing could adversely affect Sarcos’ business, prospects, financial condition and operating results. Accordingly, investors should not place undue reliance on Sarcos’ statements about its production plans or their feasibility in the timeframe anticipated, or at all. Sarcos may not be able to implement its business strategy in the timeframe anticipated, or at all.

Sarcos may be unable to adequately control the costs associated with its operations.

Sarcos will require significant capital to develop and grow its business, including developing and producing its commercial robotic systems and other products, establishing or expanding design, research and development, production, sales and maintenance and service facilities and building Sarcos’ brand. Sarcos has incurred and expects to continue incurring significant expenses which will impact its profitability, including research and development expenses (including related to developing and commercializing the Guardian XO and Guardian XT), procurement costs, sales, marketing and distribution expenses as Sarcos builds its brand and markets its robotic systems, and general and administrative expenses as Sarcos scales its operations, identifies and commits resources to investigate new areas of demand and incurs costs as a public company. In addition, Sarcos may incur significant costs servicing, maintaining and refurbishing its robotic systems, and it expects that the cost to repair and service its robotic systems will increase over time as its robotic systems age. Sarcos’ ability to become profitable in the future will not only depend on its ability to complete the design and development of its robotic systems to meet projected performance metrics, identify and investigate new areas of demand and successfully market its robotic systems and RaaS subscription model, but also to sell, whether outright or through subscriptions, its robotic systems at prices needed to achieve its expected margins and control its costs, including the risks and costs associated with operating, maintaining and financing Sarcos’ robotic systems. If Sarcos is unable to efficiently design, develop, manufacture, market, deploy, distribute and service its robotic systems in a cost-effective manner, Sarcos’ margins, profitability and prospects would be materially and adversely affected.

Sarcos, any manufacturing partners and suppliers may rely on complex machinery for production, which involves a significant degree of risk and uncertainty in terms of operational performance and costs.

Sarcos, any third-party manufacturing partners and suppliers may rely on complex machinery for the production and assembly of Sarcos’ robotic systems, which will involve a significant degree of uncertainty and risk in terms of operational performance and costs. Sarcos’ facilities, and those of any third-party manufacturing partners and suppliers consist or are expected to consist of large-scale machinery combining many components. These components may suffer unexpected malfunctions from time to time and will depend on repairs and spare parts to resume operations, which may not be available when needed. Unexpected malfunctions of these components may significantly affect the intended operational efficiency. Operational performance and costs can be difficult to predict and are often influenced by factors outside of Sarcos’ or any third-party manufacturing partners’ and suppliers’ control, such as, but not limited to, scarcity of natural resources, environmental hazards and remediation, costs associated with decommissioning of machines, labor disputes and strikes, difficulty or delays in obtaining governmental permits, damages or defects in electronic systems, industrial accidents, fire, seismic activity and natural disasters. Should operational risks materialize, it may result in the personal injury to or death of workers, the loss of production equipment, damage to production facilities, monetary losses, delays and unanticipated fluctuations in production, environmental damage, administrative fines, increased insurance costs and potential legal liabilities, all which could have a material adverse effect on Sarcos’ business, prospects, financial condition and operating results.

Sarcos faces risks related to natural disasters, health epidemics and other outbreaks, which could significantly disrupt its operations.

Sarcos’ facilities or operations or those of any third-party manufacturers or suppliers could be adversely affected by events outside of its or their control, such as natural disasters, wars, health epidemics (as more fully described in the risk factor “Ongoing impacts from COVID-19 or another pandemic, epidemic or outbreak of an infectious disease may materially and adversely impact Sarcos’ business, prospects, financial condition and operating results” located elsewhere in these Risk Factors), and other calamities. Although Sarcos has servers that are hosted both onsite and at an offsite location, its backup system does not capture data on a real-time basis and it may be unable to recover certain data in the event of a server failure. Sarcos cannot assure you that any backup systems will be adequate to protect it from the effects of fire, floods, typhoons, earthquakes, power loss, telecommunications failures, break-ins, war, riots, terrorist attacks or similar events. Any of the foregoing events may give rise to interruptions, breakdowns, system failures, technology platform failures or internet failures, which could cause the loss or corruption of data or malfunctions of software or hardware as well as adversely affect Sarcos’ ability to provide services.

Sarcos currently targets many customers that are large corporations with substantial negotiating power, exacting product standards and potentially competitive internal solutions. If Sarcos is unable to sell its products to these customers, its prospects and results of operations will be adversely affected.

Sarcos’ expects that many of its potential customers will be large, multinational corporations with substantial negotiating power relative to Sarcos and, in some instances, may have internal solutions that are competitive to Sarcos’ products. These large, multinational corporations also have significant development resources, which may allow them to acquire or develop independently, or in partnership with others, competitive technologies. Meeting the technical requirements and securing binding commitments from any of these companies will require a substantial investment of Sarcos’ time and resources. Sarcos cannot assure you that its products will secure binding commitments from these or other companies or that it will generate meaningful revenue from the sales of its products to these key potential customers. If Sarcos’ products are not selected by these large corporations or if these corporations develop or acquire competitive technology, it will have an adverse effect on Sarcos’ business.

Sarcos operates in a competitive industry that is subject to rapid technological change, and Sarcos expects competition to increase.

Sarcos’ product offerings compete in a broad competitive landscape that includes robotics and automation companies that have both directly competing as well as alternative solutions ranging from exoskeletons, collaborative robots, industrial robots, traditional lift-assist equipment, and unmanned robotic vehicles.  Sarcos also views its competitive landscape to include dark-horse rivals, who have different but unique product lines in the automation space, like ABB Robotics, Siasun Robot & Automation Co., Ltd., Teradyne, and Berkshire Grey. Also included in Sarcos’ broader competitive landscape are robotic solution suppliers, like Rockwell Automation, Honeywell, Keyence Corporation, COGNEX Corporation, and Hexagon AB, who may not have a directly competing product today, but could become competitors through inorganic growth; these companies have existing customer relationships and channels that could enable them to emerge as formidable threats in the future.

A breakdown of the competitive landscape by Sarcos product area:

•

Sarcos’ Guardian XO exoskeleton competes with robotics and automation solutions that help workers with heavy materials handling, heavy lift-and-transport-assist, and overhead assembly type jobs. Principal competitors include Hyundai and Daewoo, who have previously shown powered exoskeleton prototype units, and companies like Cyberdyne, Samsung, Panasonic, Ekso Bionics, Ottobock, Lockheed Martin, SuitX, and Levitate who currently sell powered, partial-body exoskeletons or passively-powered, partial-body variants.

•

The Guardian XT dexterous teleoperated robot faces a varied competitive landscape that includes collaborative robotics companies, like RE2, as well as automation companies like Teradyne, ABB Robotics, Siasun Robot & Automation Co., Ltd., Berkshire Grey, Ready Robotics, and OMRON.

•

The Guardian S mobile IOT platform competes with other ground-based unmanned vehicles offered by companies such as Eddyfi Technologies and Waygate Technologies; it also competes with aerial unmanned vehicle companies, like Flyability, in the oil and gas industry. Other notable adjacent market and dark-horse competitors include Gecko Robotics, FLIR, ICM, RedZone Robotics, Clearpath Robotics, and Easysight Technology Co., Ltd.

These companies have products that are commercially available and in development. Sarcos expects some products currently in development to become commercially available in the next few years. In addition, Sarcos competes with companies that develop artificial intelligence and industrial automation solutions, such as those offered by Hyundai-Boston Dynamics, Canvas Technology, DroneSense, Intuitive, iRobot, Hahn Robotics, Kuka, Neurala, Ready Robotics, Rethink Robotics, and Yaskawa.

Sarcos’ competitor base may change or expand as Sarcos continues to develop and commercialize its robotic systems in the future. These or other competitors may develop new technologies or products that provide superior results to customers or are less expensive than Sarcos’ products. Sarcos’ technologies and products could be rendered obsolete by such developments.

Sarcos’ competitors may respond more quickly to new or emerging technologies, undertake more extensive marketing campaigns, have greater financial, marketing, manufacturing and other resources than Sarcos does, or may be more successful in attracting potential customers, employees and strategic partners. In addition, potential customers could have long-standing or contractual relationships with competitors. Potential customers may be reluctant to adopt Sarcos’ products, particularly if they compete with or have the potential to compete with, or diminish the need/utilization of products or technologies supported through these existing relationships. If Sarcos is not able to compete effectively, its business, prospects, financial condition and operating results will be negatively impacted.

In addition, because Sarcos operates in a new market, the actions of its competitors could adversely affect its business. Adverse events such as product defects or legal claims with respect to competing or similar products could cause reputational harm to the robotics market on the whole and, accordingly, Sarcos’ business.

Sarcos’ financial results may vary significantly from period to period due to fluctuations in its operating costs, product demand and other factors.

Sarcos expects its period-to-period financial results to vary based on its operating costs and product demand, which Sarcos anticipates will fluctuate as the pace at which it continues to design, develop and manufacture new robotic systems, increase production capacity and establish or expand design, research and development, production, sales and service facilities. Additionally, Sarcos’ revenues from period to period may fluctuate as it identifies and investigates areas of demand, adjusts volumes and adds new product derivatives based on market demand and margin opportunities, develops and introduces new robotic systems or introduces existing robotic systems to new markets for the first time, as well as the introduction of its RaaS subscription model. As a result of these factors, Sarcos believes that quarter-to-quarter comparisons of its financial results, especially in the short term, are not necessarily meaningful and that these comparisons cannot be relied upon as indicators of future performance. Moreover, Sarcos’ financial results may not meet expectations of equity research analysts, ratings agencies or investors, who may be focused only on quarterly financial results. If any of this occurs, the trading price of our securities following the Business Combination could fall substantially, either suddenly or over time.

Sarcos has identified a material weakness in its internal control over financial reporting. This material weakness could continue to adversely affect Sarcos’ ability to report its results of operations and financial condition accurately and in a timely manner.

Sarcos management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements for external purposes in accordance with GAAP. Sarcos management is likewise required, on a quarterly basis, to evaluate the effectiveness of its internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of Sarcos’ annual or interim financial statements will not be prevented or detected on a timely basis.

Sarcos identified certain accounting errors related to the financial statements.  As a result, Sarcos management concluded that a material weakness existed in its internal control over financial reporting related to the identification and review of technical issues associated with certain unique, unusual and nonstandard transactions within Sarcos’ equity process.  As a result of this material weakness, Sarcos’ management concluded that its internal control over financial reporting was not effective as of December 31, 2019.

To respond to this material weakness, Sarcos has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of its internal control over financial reporting.  While Sarcos has processes to identify and appropriately apply applicable accounting requirements, Sarcos plans to enhance these processes to better evaluate its research and understanding of the nuances of the complex accounting standards that apply to its consolidated financial statements.  Sarcos’ plans at this time include providing enhanced access to accounting literature, research materials and documents, increased communication among its personnel, hiring additional technical accounting resources, and third-party professionals with whom Sarcos consults regarding complex accounting applications.  The elements of its remediation plan can only be accomplished over time, and Sarcos can offer no assurances that these initiatives will ultimately have the intended effects.

Any failure to maintain such internal control could adversely impact Sarcos’ ability to report its financial position and results from operations on a timely and accurate basis.  If Sarcos’ financial statements are not accurate, investors may not have a complete understanding of its operations.  Likewise, if Sarcos’ financial statements are not filed on a timely basis, Sarcos could be subject to sanctions or investigations by the stock exchange on which its common stock is listed, the SEC or other regulatory authorities.  In either case, that could result in a material adverse effect on Sarcos’ business.  Ineffective internal controls could also cause investors to lose confidence in Sarcos’ reported financial information which could have a negative effect on the trading of Sarcos stock.

Sarcos can give no assurances that the measures it has taken and plans to take in the future will remediate the material weakness identified or that any additional material weaknesses or restatements of financial results will not arise in the future due to failure to implement and maintain adequate control over financial reporting or circumvention of these controls.  In addition, even if Sarcos is successful in strengthening its controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair preparation and presentation of our consolidated financial statements.

If Sarcos fails to maintain an effective system of internal controls, its ability to produce timely and accurate financial statements or comply with applicable regulations could be adversely affected.

Sarcos expects that the requirements of the Exchange Act, the Sarbanes-Oxley Act and the rules and regulations of Nasdaq will continue to increase its legal, accounting and financial compliance costs, make some activities more difficult, time-consuming and costly, and place significant strain on personnel, systems and resources.

The Sarbanes-Oxley Act requires, among other things, that Sarcos maintain effective disclosure controls and procedures and internal control over financial reporting. Sarcos is continuing to develop and refine its disclosure controls, internal control over financial reporting and other procedures that are designed to ensure that information required to be disclosed by it in the reports that it will file with the SEC is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and that information required to be disclosed in reports under the Exchange Act is accumulated and communicated to its principal executive and financial officers. Sarcos is in the process of upgrading its finance and accounting systems to an enterprise system suitable for a public company, and a delay could impact its ability or prevent it from timely reporting its operating results, timely filing required reports with the SEC and complying with Section 404 of the Sarbanes-Oxley Act. The development and implementation of the standards and controls necessary for Sarcos to achieve the level of accounting standards required of a public company may require costs greater than expected.

The current controls and any new controls that Sarcos develops may be inadequate because of changes in conditions of Sarcos’ business. Further, weaknesses in its internal controls have been identified in connection with the preparation of financial statements for the years ended December 31, 2019 and 2020 and may be discovered in the future. Any failure to develop or maintain effective controls, or any difficulties encountered in their implementation or improvement, could adversely affect Sarcos’ operating results or cause it to fail to meet its reporting obligations and may result in a restatement of its financial statements for prior periods. Any failure to implement and maintain effective internal controls also could adversely affect the results of periodic management evaluations and annual independent registered public accounting firm attestation reports regarding the effectiveness of Sarcos’ internal control over financial reporting that Sarcos is required to include in its periodic reports that it will file with the SEC under Section 404 of the Sarbanes-Oxley Act. Ineffective disclosure controls and procedures and internal control over financial reporting could also cause investors to lose confidence in Sarcos’ reported financial and other information. For additional information regarding the material weaknesses in internal controls identified by Sarcos management, please see the risk factor entitled “— Sarcos has identified a material weakness in its internal control over financial reporting. This material weakness could continue to adversely affect Sarcos’ ability to report its results of operations and financial condition accurately and in a timely manner.”

In order to maintain and improve the effectiveness of its disclosure controls and procedures and internal control over financial reporting, Sarcos has expended and anticipates that after the closing of the Business Combination will continue to expend significant resources, including accounting-related costs, and provide significant management oversight. Any failure to maintain the adequacy of its internal controls, or consequent inability to produce accurate financial statements on a timely basis, could increase operating costs and could materially and adversely affect Sarcos’ ability to operate its business. If Sarcos’ internal controls are perceived as inadequate or if Sarcos is perceived to be unable to produce timely or accurate financial statements, investors may lose confidence in its operating results and the stock price of Sarcos’ securities following the Business Combination could decline.

Sarcos’ independent registered public accounting firm is not required to formally attest to the effectiveness of internal control over financial reporting until after Sarcos is no longer an emerging growth company. At such time, the independent registered public accounting firm may issue a report that is adverse in the event it is not satisfied with the level at which Sarcos’ controls are documented, designed or operating. Any failure to maintain effective disclosure controls and internal control over financial reporting could have a material and adverse effect on Sarcos’ business, prospects, financial condition and operating results.

Sarcos has yet to achieve positive operating cash flow and, given its projected funding needs, its ability to generate positive cash flow is uncertain.

Sarcos has had negative cash flow from operating activities of $16.9 million and $16.0 million for the years ended December 31, 2020 and 2019, respectively, and negative cash flow from operating activities of $3.9 million for the first three months ended March 31, 2021. Sarcos expects to continue to have negative cash flow from operating and investing activities for 2021 as it expects to incur research and development, sales and marketing, and general and administrative expenses and make capital expenditures in its efforts to increase sales, engage in development work and ramp up operations. Sarcos’ business also will at times require significant amounts of working capital to build inventory and support the growth of additional products. An inability to generate positive cash flow for the near term may adversely affect Sarcos’ ability to raise needed capital for its business on reasonable terms, diminish supplier or customer willingness to enter into transactions with Sarcos, and have other adverse effects that may decrease its long-term viability. There can be no assurance that Sarcos will achieve positive cash flow in the near future or at all.

Sarcos’ ability to use net operating loss carryforwards and other tax attributes may be limited in connection with the Business Combination or other ownership changes.

Sarcos has incurred losses during its history and does not expect to become profitable in the near future, and may never achieve profitability. To the extent that Sarcos continues to generate taxable losses, unused losses will carry forward to offset future taxable income, if any, until such unused losses expire.

Under the Tax Act, as modified by the CARES Act, U.S. federal net operating loss carryforwards generated in taxable periods beginning after December 31, 2017, may be carried forward indefinitely, but the deductibility of such net operating loss carryforwards in taxable years beginning after December 31, 2020, is limited to 80% of taxable income. It is uncertain if and to what extent various states will conform to the Tax Act or the CARES Act. Suspensions or other restrictions on the use of net operating losses or tax credits, possibly with retroactive effect, may result in Sarcos’ existing net operating losses or tax credits expiring or otherwise being unavailable to offset future income tax liabilities.

In addition, the net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and state tax authorities. Under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended (the “Code”), these federal net operating loss carryforwards and other tax attributes may become subject to an annual limitation in the event of certain cumulative changes in the ownership of Sarcos. An “ownership change” pursuant to Section 382 of the Code generally occurs if one or more stockholders or groups of stockholders who own at least 5% of a company’s stock increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. The ability of Sarcos to utilize net operating loss carryforwards and other tax attributes to offset future taxable income or tax liabilities may be limited as a result of ownership changes, including potential changes in connection with the Business Combination or other transactions. Similar rules may apply under state tax laws. Sarcos has not yet determined the amount of the cumulative change in its ownership resulting from the Business Combination or other transactions, or any resulting limitations on its ability to utilize its net operating loss carryforwards and other tax attributes. If Sarcos earns taxable income, such limitations could result in increased future income tax liability to Sarcos and its future cash flows could be adversely affected. Sarcos has recorded a full valuation allowance related to its net operating loss carryforwards and other deferred tax assets due to the uncertainty of the ultimate realization of the future benefits of those assets.

Sarcos expects to incur substantial R&D costs and devote significant resources to identifying and commercializing new products, which could significantly reduce its profitability and may never result in revenue to Sarcos.

Sarcos’ future growth depends on penetrating new markets, adapting existing products to new applications and customer requirements, and introducing new products that achieve market acceptance. Sarcos plans to incur substantial, and potentially increasing, R&D costs as part of its efforts to design, develop, manufacture and commercialize new products and enhance existing products. Sarcos’ R&D expenses were $14.1 million and $12.9 million during 2020 and 2019, respectively, and are likely to grow in the future. Because Sarcos accounts for R&D as an operating expense, these expenditures will adversely affect its results of operations in the future. Further, Sarcos’ R&D program may not produce successful results, and its new products may not achieve market acceptance, create additional revenue or become profitable.

Sarcos is subject to evolving laws, regulations, standards, policies, and contractual obligations related to data privacy and security laws and regulations, and its actual or perceived failure to comply with such obligations could harm Sarcos’ reputation, subject it to significant fines and liability, or otherwise adversely affect its business, prospects, financial condition and operating results.

Sarcos is subject to or affected by a number of federal, state and local laws and regulations, as well as contractual obligations and industry standards, that impose certain obligations and restrictions with respect to data privacy and security, and govern Sarcos’ collection, storage, retention, protection, use, processing, transmission, sharing and disclosure of personal information, including that of its employees, customers and others. Most jurisdictions have enacted laws requiring companies to notify individuals, regulatory authorities and others of security breaches involving certain types of data. Such laws may be inconsistent or may change or additional laws may be adopted. In addition, Sarcos’ agreements with certain customers may require Sarcos to notify them in the event of a security breach. Such mandatory disclosures are costly, could lead to negative publicity, result in penalties or fines, result in litigation, may cause Sarcos’ customers to lose confidence in the effectiveness of Sarcos’ security measures and require Sarcos to expend significant capital and other resources to respond to and/or alleviate problems caused by the actual or perceived security breach.

The global data protection landscape is rapidly evolving, and implementation standards and enforcement practices are likely to remain uncertain for the foreseeable future. Sarcos may not be able to monitor and react to all developments in a timely manner. For example, California adopted the California Consumer Privacy Act (“CCPA”), which became effective in January 2020. The CCPA establishes a privacy framework for covered businesses, including an expansive definition of personal information and data privacy rights for California residents. The CCPA includes a framework with potentially severe statutory damages and private rights of action. The CCPA requires covered businesses to provide new disclosures to California residents, provide them new ways to opt-out of certain disclosures of personal information, and allow for a new cause of action for data breaches. Additionally, a new privacy law, the California Privacy Rights Act (“CPRA”), was approved by California voters in the November 3, 2020 election. The CPRA creates obligations relating to consumer data beginning on January 1, 2022, with implementing regulations expected on or before July 1, 2022, and enforcement beginning July 1, 2023. The CPRA significantly modifies the CCPA, potentially resulting in further uncertainty. Some observers have noted that the CCPA could mark the beginning of a trend toward more stringent privacy legislation in the United States. Other states have begun to propose and enact similar laws. For example, Virginia has enacted the Virginia Consumer Data Protection Act, which provides for obligations similar to the CCPA, and which will go into effect January 1, 2023. As Sarcos expands its operations, the CCPA, CPRA, and other laws and regulations relating to privacy and data security may increase Sarcos’ compliance costs and potential liability.  Compliance with any applicable privacy and data security laws and regulations is a rigorous and time-intensive process, and Sarcos may be required to put in place additional mechanisms to comply with such laws and regulations.

Additionally, as Sarcos’ international presence expands, it may become subject to or face increasing obligations under laws and regulations in countries outside the United States, many of which, such as the European Union’s General Data Protection Regulation (“GDPR”) and national laws supplementing the GDPR, as well as legislation substantially implementing the GDPR in the United Kingdom, are significantly more stringent than those currently enforced in the United States. The GDPR requires companies to meet stringent requirements regarding the handling of personal data of individuals located in the European Economic Area (“EEA”). The GDPR also includes significant penalties for noncompliance, which may result in monetary penalties of up to the higher of €20 million or 4% of a group’s worldwide turnover for the preceding financial year for the most serious violations. The United Kingdom’s version of the GDPR, the UK GDPR, which it maintains along with its Data Protection Act (collectively, the “UK GDPR”), also provides for substantial penalties that, for the most serious violations, can go up to the greater of £17.5 million or 4% of a group’s worldwide turnover for the preceding financial year. Many other jurisdictions globally are considering or have enacted legislation providing for local storage of data or otherwise imposing privacy, data protection and data security obligations in connection with the collection, use and other processing of personal data.

Sarcos publishes privacy policies and other documentation regarding its collection, processing, use and disclosure of personal information and/or other confidential information. Although Sarcos endeavors to comply with its published policies and other documentation, Sarcos may at times fail to do so or may be perceived to have failed to do so. Moreover, despite its efforts, Sarcos may not be successful in achieving compliance, including if Sarcos’ employees, contractors, service providers or vendors fail to comply with its published policies and documentation. Such failures can subject Sarcos to potential action by governmental or regulatory authorities if they are found to be deceptive, unfair, or misrepresentative of its actual practices. Any actual or perceived inability of Sarcos to adequately address privacy and security concerns or comply with applicable laws, rules and regulations relating to privacy, data protection or data security, or applicable privacy notices, could lead to investigations, claims, and proceedings by governmental entities and private parties, damages for contract breach, and other significant costs, penalties, and other liabilities. Any such claims or other proceedings could be expensive and time-consuming to defend and could result in adverse publicity. Any of the foregoing may have an adverse effect on Sarcos’ business, prospects, results of operations, and financial condition.

Sarcos is subject to cybersecurity risks to its operational systems, security systems, infrastructure, integrated software in its products and data processed by Sarcos or third-party vendors.

Sarcos’ business and operations involve the collection, storage, processing, and transmission of personal data and certain other sensitive and proprietary data of collaborators, customers, and others. Additionally, Sarcos maintains sensitive and proprietary information relating to its business, such as its own proprietary information and personal data relating to its employees. An increasing number of organizations have disclosed breaches of their information security systems and other information security incidents, some of which have involved sophisticated and highly targeted attacks. Sarcos may be a target for attacks by state-sponsored actors and others designed to disrupt its operations or to attempt to gain access to its systems or data that is processed or maintained in its business.  The ongoing COVID-19 pandemic has increased security risks due to personnel working remotely.

Sarcos is at risk for interruptions, outages and breaches of its: (a) operational systems, including business, financial, accounting, product development, data processing or production processes, owned by Sarcos or its third-party vendors or suppliers; (b) facility security systems, owned by Sarcos or its third-party vendors or suppliers; (c) transmission control modules or other in-product technology, owned by Sarcos or its third-party vendors or suppliers; (d) the integrated software in Sarcos units; or (e) customer data that Sarcos processes or its third-party vendors or suppliers process on its behalf. Because techniques used to obtain unauthorized access to or to sabotage information systems change frequently and may not be known until launched against a target, Sarcos may be unable to anticipate or prevent these attacks, react in a timely manner, or implement adequate preventive measures, and may face delays in its detection or remediation of, or other responses to, security breaches and other privacy-and security-related incidents. Such incidents could: materially disrupt Sarcos’ operational systems; result in loss of intellectual property, trade secrets or other proprietary or competitively sensitive information; compromise certain information of customers, employees, suppliers, or others; jeopardize the security of Sarcos’ facilities; or affect the performance of in-product technology and the integrated software in Sarcos’ units. Certain efforts may be state-sponsored or supported by significant financial and technological resources, making them even more difficult to detect, remediate, and otherwise respond to.

Sarcos plans to include product services and functionality that utilize data connectivity to monitor performance and timely capture opportunities to enhance performance and for safety and cost-saving preventative maintenance. The availability and effectiveness of Sarcos’ services depend on the continued operation of information technology and communications systems. Sarcos’

systems will be vulnerable to damage or interruption from, among others, physical theft, fire, terrorist attacks, natural disasters, power loss, war, telecommunications failures, viruses, denial or degradation of service attacks, ransomware, social engineering schemes, insider theft or misuse or other attempts to harm Sarcos’ systems. Sarcos intends to use its product services and functionality to log information about each unit’s use in order to aid Sarcos in diagnostics and servicing. Sarcos’ customers may object to the use of this data, which may require Sarcos to implement new or modified data handling policies and mechanisms, increase Sarcos’ unit maintenance costs and costs associated with data processing and handling, and harm its business prospects.

Although Sarcos is in the process of implementing certain systems and processes that are designed to protect its data and systems within its control, prevent data loss, and prevent other security breaches and security incidents, these security measures cannot guarantee security. The IT and infrastructure used in Sarcos’ business may be vulnerable to cyberattacks or security breaches, and third parties may be able to access data, including personal data and other sensitive and proprietary data of Sarcos and its customers, collaborators and partners, its employees’ personal data, or other sensitive and proprietary data, accessible through those systems. Employee error, malfeasance, or other errors in the storage, use, or transmission of any of these types of data could result in an actual or perceived privacy or security breach or other security incident.

Moreover, there are inherent risks associated with developing, improving, expanding and updating Sarcos’ current systems, such as the disruption of Sarcos’ data management, procurement, production execution, finance, supply chain and sales and service processes. These risks may affect Sarcos’ ability to manage its data and inventory, procure parts or supplies or manufacture, deploy, deliver and service its units, adequately protect its intellectual property or achieve and maintain compliance with, or realize available benefits under, applicable laws, regulations and contracts. Sarcos cannot be sure that these systems upon which it relies, including those of its third-party vendors or suppliers, will be effectively implemented, maintained or expanded as planned. If Sarcos does not successfully implement, maintain or expand these systems as planned, its operations may be disrupted, its ability to accurately and timely report its financial results could be impaired, and deficiencies may arise in its internal control over financial reporting, which may impact Sarcos’ ability to certify its financial results. Moreover, Sarcos’ proprietary information or intellectual property could be compromised or misappropriated and its reputation may be adversely affected. If these systems do not operate as Sarcos expects them to, Sarcos may be required to expend significant resources to make corrections or find alternative sources for performing these functions.

Any actual or perceived security breach or security incident, or any systems outages or other disruption to systems used in Sarcos’ business, could interrupt Sarcos’ operations, result in loss or improper access to, or acquisition or disclosure of, data or a loss of intellectual property protection, harm Sarcos’ reputation and competitive position, reduce demand for its products, damage Sarcos’ relationships with customers, partners, collaborators, or others, or result in claims, regulatory investigations, and proceedings and significant legal, regulatory, and financial exposure, and any such incidents or any perception that Sarcos’ security measures are inadequate could lead to loss of confidence in Sarcos and harm to its reputation, any of which could adversely affect Sarcos’ business, financial condition, and results of operations. Any actual or perceived breach of privacy or security, or other security incident, impacting any entities with which Sarcos shares or discloses data (including, for example, its third-party technology providers) could have similar effects. Sarcos expects to incur significant costs in an effort to detect and prevent privacy and security breaches and other privacy- and security-related incidents, and may face increased costs and requirements to expend substantial resources in the event of an actual or perceived privacy or security breach or other incident.

A substantial portion of Sarcos’ current revenue is generated by sales to government entities, which are subject to a number of uncertainties, challenges, and risks.

Sales to government entities are subject to a number of risks. Selling to government entities can be highly competitive, expensive, and time-consuming, often requiring significant upfront time and expense without any assurance that these efforts will generate a sale.  In the event that Sarcos is successful in being awarded a government contract, such award may be subject to appeals, disputes, or litigation, including, but not limited to, bid protests by unsuccessful bidders. Government demand and payment for Sarcos’ solutions may be impacted by public sector budgetary cycles and funding authorizations, with funding reductions or delays adversely affecting public sector demand for Sarcos’ solutions. Government entities may have statutory, contractual, or other legal rights to terminate Sarcos’ contracts for convenience or default.  For purchases by the U.S. federal government, the government may require certain products to be manufactured in the United States and other high cost manufacturing locations, and Sarcos or any third-party manufacturers may not manufacture all products in locations that meet government requirements, and as a result, Sarcos’ business and results of operations may suffer.

As a government contractor or subcontractor, Sarcos must comply with laws, regulations, and contractual provisions relating to the formation, administration, and performance of government contracts and inclusion on government contract vehicles, which affect how Sarcos and its partners do business with government agencies. As a result of actual or perceived noncompliance with government contracting laws, regulations, or contractual provisions, Sarcos may be subject to non-ordinary course audits and internal investigations which may prove costly to its business financially, divert management time, or limit Sarcos’ ability to continue selling its products to its government customers. These laws and regulations may impose other added costs on Sarcos’ business, and failure to comply with these or other applicable regulations and requirements, including non-compliance in the past, could lead to claims for damages, downward contract price adjustments or refund obligations, civil or criminal penalties, and termination of contracts and suspension or debarment from government contracting for a period of time with government agencies. Any such damages, penalties, disruption, or limitation in Sarcos’ ability to do business with a government would adversely impact, and could have a material adverse effect on, Sarcos’ business, prospects, financial condition and operating results.

Sarcos is subject to U.S. and foreign anti-corruption and anti-money laundering laws and regulations. Sarcos can face criminal liability and other serious consequences for violations, which can harm its business, prospects, financial condition and operating results.

Sarcos is subject to the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.S. domestic bribery statute contained in 18 U.S.C. § 201, the U.S. Travel Act, and other anti-corruption, anti-bribery and anti-money laundering laws in countries in which Sarcos conducts activities. Anti-corruption laws are interpreted broadly and prohibit companies and their employees, business partners, third-party intermediaries, representatives, and agents from authorizing, promising, offering or providing, directly or indirectly, improper payments or anything else of value to government officials, political candidates, political parties, or commercial partners for the purpose of obtaining or retaining business or securing an improper business advantage.

Sarcos has direct and indirect interactions with foreign officials, including in furtherance of sales to governmental entities in non-U.S. countries. Sarcos sometimes leverages third parties to conduct its business abroad, and its third-party business partners, representatives, and agents may have direct or indirect interactions with officials and employees of government agencies or state-owned or affiliated entities. Sarcos can be held liable for the corrupt or other illegal activities of its employees or these third-parties, even if Sarcos does not explicitly authorize or have actual knowledge of such activities. The FCPA and other applicable laws and regulations laws also require that Sarcos keep accurate books and records and maintain internal controls and compliance procedures designed to prevent any such actions.  While Sarcos has policies and procedures to address compliance with such laws, there can be no assurance that all of Sarcos’ employees, business partners, third-party intermediaries, representatives, and agents will not take actions in violation of its policies and applicable law, for which Sarcos may be ultimately held responsible. Sarcos’ exposure for violating these laws increases as its international presence expands and as it increases sales and operations in foreign jurisdictions.

Any violations of the laws and regulations described above may result in whistleblower complaints, adverse media coverage, investigations, substantial civil and criminal fines and penalties, damages, settlements, prosecution, enforcement actions, imprisonment, the loss of export or import privileges, suspension or debarment from government contracts, tax reassessments, breach of contract and fraud litigation, reputational harm and other consequences, any of which could adversely affect Sarcos’ business, prospects, financial condition and operating results. In addition, responding to any investigation or action will likely result in a significant diversion of management’s attention and resources and significant defense costs and other professional fees.

Sarcos is subject to governmental export and import controls and laws that could subject Sarcos to liability if Sarcos is not in compliance with such laws.

Sarcos’ products are subject to export control, import and economic sanctions laws and regulations, including the U.S. Export Administration Regulations, U.S. Customs regulations and various economic and trade sanctions regulations administered by the U.S. Treasury Department’s Office of Foreign Assets Control. Exports of Sarcos’ robotic systems and technology must be made in compliance with these laws and regulations. If Sarcos fails to comply with these laws and regulations, Sarcos and certain of its employees could be subject to substantial civil or criminal penalties, including the possible loss of export or import privileges; fines, which may be imposed on Sarcos and responsible employees or managers; and, in extreme cases, the incarceration of responsible employees or managers.

Moreover, international sales of certain of Sarcos’ products are subject to U.S. laws, regulations and policies like the International Traffic in Arms Regulations and other export laws and regulations and may be subject to first obtaining licenses, clearances or authorizations from various regulatory entities. If Sarcos is not allowed to export its products or the clearance process is burdensome and costly, Sarcos’ ability to generate revenue would be adversely affected.

In addition, changes to Sarcos’ robotic systems, or changes in applicable export control, import, or economic sanctions laws and regulations may create delays in the introduction and sale of Sarcos’ robotic systems and solutions or, in some cases, prevent the export or import of Sarcos’ robotic systems to certain countries, governments, or persons altogether. Compliance with such laws and regulations may also be costly and require time and attention from Sarcos management. Any change in export, import, or economic sanctions laws and regulations, shift in the enforcement or scope of existing laws and regulations, or change in the countries, governments, persons, or technologies targeted by such laws and regulations, could also result in decreased use of Sarcos’ robotic systems, as well as Sarcos’ decreased ability to export or market its robotic systems to potential customers. Any decreased use of Sarcos’ robotic systems or limitation on Sarcos’ ability to export or market its robotic systems would likely adversely affect Sarcos’ business, prospects, financial condition and operating results.

Sarcos’ management team will have broad discretion in making strategic decisions to execute their growth plans, and there can be no assurance that Sarcos’ management’s decisions will result in successful achievement of Sarcos’ business objectives or will not have unintended consequences that negatively impact Sarcos’ growth prospects.

Sarcos’ management will have broad discretion in making strategic decisions to execute their growth plans and may devote time and company resources to new or expanded solution offerings, potential acquisitions, prospective customers or other initiatives that do not necessarily improve Sarcos’ operating results or contribute to its growth. Management’s failure to make strategic decisions that are ultimately accretive to Sarcos’ growth may result in unfavorable returns and uncertainty about Sarcos’ prospects, each of which could cause the price of the Common Stock to decline.

Risks Related to Sarcos’ Technology and Intellectual Property

Sarcos’ success depends in part on its ability to obtain and maintain protection for the intellectual property relating to or incorporated into its products.

Sarcos’ success depends in part on its ability to obtain and maintain protection for the intellectual property relating to or incorporated into its products. Sarcos seeks to protect its intellectual property through a combination of patents, trademarks, confidentiality and assignment agreements with its employees and certain of its contractors, and confidentiality agreements with certain of its consultants, scientific advisors, and other vendors and contractors. In addition, Sarcos relies on trade secret law to protect its proprietary software and product candidates/products in development. For more information, see Business—Intellectual Property.

Patent positions covering robotic systems and human-augmented robotic systems (e.g., wearable humanoid or exoskeleton robotic systems) inventions can be highly uncertain and involve many new and evolving complex legal, factual, and technical issues. Patent laws and interpretations of those laws are subject to change and any such changes may diminish the value of Sarcos’ patents or narrow the scope of Sarcos’ right to exclude others. In addition, Sarcos may fail to apply for or be unable to obtain patents necessary to protect its technology or products from competition or fail to enforce its patents due to lack of information about the exact use of technology or processes by third parties. Also, Sarcos cannot be sure that any patents will be granted in a timely manner or at all with respect to any of its patent pending applications or that any patents that are granted will be adequate to exclude others for any significant period of time or at all. Given the foregoing, and in order to continue reducing operational expenses in the future, Sarcos may invest fewer resources in filing and prosecuting new patents and on maintaining and enforcing various patents, especially in regions where it currently does not focus its market growth strategy.

Litigation to establish or challenge the validity of patents, or to defend against or assert against others’ infringement, unauthorized use, enforceability or invalidity, can be lengthy and expensive and may result in Sarcos’ patents being invalidated or interpreted narrowly and may restrict Sarcos’ ability to be granted new patents related to its pending patent applications. Even if Sarcos prevails, litigation may be time consuming, force Sarcos to incur significant costs, and could divert management’s attention from managing its business while any damages or other remedies awarded to Sarcos may not be valuable. In addition, U.S. patents and patent applications may be subject to interference or derivation proceedings, and U.S. patents may be subject to re-examination and inter partes or post grant review proceedings in the U.S. Patent and Trademark Office. Furthermore, Sarcos’ issued patents may be subject to claims of invalidity based on earlier filed patents or published applications not discovered in any patent searches or by the patent offices that carried out examination of the issued patents. Foreign patents may also be subject to opposition or comparable proceedings in corresponding foreign patent offices. Any of these proceedings may be expensive and could result in the loss of a patent or denial of a patent application, or the loss or reduction in the scope of one or more of the claims of a patent or patent application.

In addition, Sarcos seeks to protect its trade secrets, know-how, and confidential information that is not patentable by entering into confidentiality and assignment agreements with its employees and certain of its contractors and confidentiality agreements with certain of its consultants, scientific advisors, and other vendors and contractors. However, Sarcos may fail to enter into the necessary agreements, and even if entered into, these agreements may be breached or otherwise fail to prevent disclosure, third-party infringement, or misappropriation of Sarcos’ proprietary information, may be limited as to their term and may not provide an adequate remedy in the event of unauthorized disclosure or use of proprietary information. Enforcing a claim that a third party illegally obtained or is using Sarcos’ trade secrets without authorization may be expensive and time consuming, and the outcome is unpredictable. Some of Sarcos’ employees or consultants or service providers may own certain technology which they license to Sarcos for a set term. If these technologies are material to Sarcos’ business after the term of the license, Sarcos’ inability to use them could adversely affect Sarcos’ business and profitability.

Sarcos also has taken and continues to take precautions to initiate reasonable safeguards to protect its information technology systems. However, these measures may not be adequate to safeguard Sarcos’ proprietary information, which could lead to the loss or impairment thereof or to expensive litigation to defend Sarcos’ rights against competitors who may be better funded and have superior resources. In addition, unauthorized parties may attempt to copy or reverse engineer certain aspects of Sarcos’ products that it considers proprietary or Sarcos’ proprietary information may otherwise become known or may be independently developed by Sarcos’ competitors or other third parties. If other parties are able to use Sarcos’ proprietary technology or information, Sarcos’ ability to compete in the market could be harmed. Further, unauthorized use of Sarcos’ intellectual property may have occurred, or may occur in the future, without Sarcos’ knowledge.

Sarcos also has made reasonable efforts to register and enforce its trademark rights. However, the area of trademark law and the infringement analysis is complex and notwithstanding its efforts to develop and enforce its trademark portfolio, both outgoing and incoming claims of trademark infringement could lead to limitations, loss or impairment of those trademark rights or to expensive litigation to prosecute or defend Sarcos’ trademark rights against third party infringers who may be better funded and have superior resources.

If Sarcos is unable to obtain or maintain adequate protection for intellectual property, or if any protection is reduced or eliminated, competitors may be able to use Sarcos’ technologies, resulting in harm to Sarcos’ competitive position.

Sarcos is not able to protect its intellectual property rights in all countries.

Filing, prosecuting, maintaining, and defending patents and trademarks on each of Sarcos’ products in all countries throughout the world would be prohibitively expensive and time consuming, and thus its intellectual property rights outside the United States are limited. In addition, the laws of some foreign countries, especially developing countries, such as China, do not protect intellectual property rights to the same extent as federal and state laws in the United States. Also, it may not be possible to effectively enforce intellectual property rights in some countries at all or to the same extent as in the United States and other countries. Consequently, Sarcos is unable to prevent third parties from using its inventions in all countries, or from selling or importing products made using its inventions in the jurisdictions in which Sarcos does not have (or is unable to effectively enforce) patent protection. Competitors may use Sarcos’ technologies in jurisdictions where they have not obtained patent protection to develop, market or otherwise commercialize their own products, and Sarcos may be unable to prevent those competitors from importing those infringing products into territories where it has patent protection, but enforcement may not be as strong as in the United States. These products may compete with Sarcos’ products and Sarcos’ patents and other intellectual property rights may not be effective or sufficient to prevent them from competing in those jurisdictions. Moreover, strategic partners, competitors or others in the chain of commerce may raise legal challenges against Sarcos’ intellectual property rights or may infringe upon Sarcos’ intellectual property rights, including through means that may be difficult to detect or prevent.

Many companies have encountered significant problems in protecting and defending intellectual property rights in foreign jurisdictions. Proceedings to enforce Sarcos’ patent rights in the United States or foreign jurisdictions could result in substantial costs and divert Sarcos’ efforts and attention from other aspects of its business, could put Sarcos’ patents at risk of being invalidated or interpreted narrowly and Sarcos patent applications at risk of not issuing, and could provoke third parties to assert patent infringement or other claims against Sarcos. Sarcos may not prevail in any lawsuits that it initiates and the damages or other remedies awarded, if any, may not be commercially meaningful. Accordingly, Sarcos’ efforts to enforce its intellectual property rights in the United States and around the world may be inadequate to obtain a significant commercial advantage from the intellectual property that Sarcos develops or licenses from third parties.

Sarcos may be subject to intellectual property infringement claims or misappropriation claims, which may be time consuming and expensive and, if adversely determined, could limit Sarcos’ ability to commercialize its products.

Companies operating in the robotics industry may face difficulty enforcing their patent rights and may become subject to a substantial amount of litigation over patent rights. In particular, Sarcos’ competitors in both the United States and abroad, many of which have substantially greater resources and have made substantial investments in competing technologies, have been issued patents and filed patent applications with respect to their products and processes and may apply for other patents in the future. The large number of patents, the rapid rate of new patent issuances, and the complexities of the technology involved increase the risk of patent litigation.

Determining whether a product infringes a patent involves complex legal and factual issues and the outcome of patent litigation is often uncertain. No assurance can be given that patents containing claims covering Sarcos’ products, technology or methods do not exist, have not been filed or could not be filed or issued. In addition, because patent applications can take years to issue and because publication schedules for pending applications vary by jurisdiction, there may be applications now pending of which Sarcos is unaware and which may result in issued patents that Sarcos’ current or future products infringe. Also, because the claims of published patent applications can change between publication and patent grant, published applications that initially do not appear to be problematic may issue with claims that potentially cover Sarcos’ products, technology or methods. Moreover, there may be pending, published or allowed applications that may disclose, but not claim, subject matter covering Sarcos’ products, technology or methods, where such pending or published applications may be amended, or one or more continuation or divisional applications may be filed, in an attempt to capture, to the extent possible, such products, technology or methods of Sarcos that are in the public domain, and which may result in issued patents that Sarcos’ current or future products infringe.

Infringement actions and other intellectual property claims brought against Sarcos, whether with or without merit, may cause Sarcos to incur substantial costs and could place a significant strain on Sarcos’ financial resources, divert the attention of management, and harm Sarcos’ reputation. Sarcos cannot be certain that it will successfully defend against any allegations of infringement. If Sarcos is found to infringe another party’s patents, Sarcos could be required to pay damages. Sarcos could also be prevented from selling its infringing products, unless Sarcos can obtain a license to use the technology covered by such patents or can redesign its products so that they do not infringe. A license may not be available on commercially reasonable terms or at all, and Sarcos may not be able to redesign its products to avoid infringement. In these circumstances, Sarcos may not be able to sell its products at competitive prices or at all, and its business, prospects, financial condition and operating results could be harmed.

Intellectual property discovered through government funded programs may be subject to federal regulations such as “march-in” rights, certain reporting requirements and a preference for U.S.-based companies. Compliance with such regulations may limit Sarcos’ exclusive rights and limit its ability to contract with non-U.S. manufacturers.

Sarcos may develop, acquire, or license intellectual property rights that have been generated through the use of U.S. government funding or grants. Pursuant to the Bayh-Dole Act of 1980, the U.S. government has certain rights in inventions developed with government funding. These U.S. government rights may include a non-exclusive, non-transferable, irrevocable worldwide license to use inventions for any governmental purpose. In addition, the U.S. government may have the right, under certain limited circumstances, to require Sarcos to grant exclusive, partially exclusive, or non-exclusive licenses to any of these inventions to a third party if the U.S. government determines that: (1) adequate steps have not been taken to commercialize the invention; (2) government action is necessary to meet public health or safety needs; or (3) government action is necessary to meet requirements for public use under federal regulations (also referred to as “march-in rights”). Such “march-in” rights would apply to new subject matter arising from the use of such government funding or grants and would not extend to pre-existing subject matter or subject matter arising from funds unrelated to the government funding or grants. If the U.S. government exercised its march-in rights in Sarcos’ future intellectual property rights that are generated through the use of U.S. government funding or grants, Sarcos could be forced to license or sublicense intellectual property developed by Sarcos or that it licenses on terms unfavorable to Sarcos, and there can be no assurance that Sarcos would receive compensation from the U.S. government for the exercise of such rights. The U.S. government may also have the right to take title to these inventions if the grant recipient fails to disclose the invention to the government or fails to file an application to register the intellectual property within specified time limits. Intellectual property generated under a government funded program is also subject to certain reporting requirements, compliance with which may require us to expend substantial resources. In addition, the U.S. government requires that any products embodying any of these inventions or produced through the use of any of these inventions be manufactured substantially in the United States. This preference for U.S. industry may be waived by the federal agency that provided the funding if the owner or assignee of the intellectual property can show that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible. This preference for U.S. industry may limit Sarcos’ ability to contract with non-U.S. product manufacturers for products covered by such intellectual property.

Sarcos may be subject to damages resulting from claims that it or its employees have wrongfully used or disclosed alleged trade secrets of its employees’ former employers.

Sarcos may be subject to claims that it or its employees have inadvertently or otherwise used or disclosed trade secrets or other proprietary information of an employee’s former employers. Litigation may be necessary to defend against these claims. If Sarcos fails in defending such claims, in addition to paying monetary damages, it may lose valuable intellectual property rights or personnel. A loss of key personnel or their work product could hamper or prevent Sarcos’ ability to commercialize its products, which could severely harm its business. Even if Sarcos is successful in defending against these claims, litigation could result in substantial costs and demand on management resources.

Risks Related to the Business Combination

Our Sponsor and officers and directors have agreed to vote in favor of the Business Combination and the other proposals described in this proxy statement, regardless of how our public stockholders vote.

Our Sponsor and officers and directors are parties to the Founders Letter Agreement pursuant to which they have agreed to vote any shares of Common Stock owned by them in favor of the Business Combination Proposal and the other proposals described in this proxy statement. As of [●], 2021, our Sponsor owns shares equal to approximately 17.71% of our issued and outstanding shares of Common Stock. Accordingly, it is more likely that the necessary stockholder approval will be received for the Business Combination than would be the case if our Sponsor has agreed to vote any shares of Common Stock owned by them in accordance with the majority of the votes cast by our public stockholders.

Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company.

In considering the recommendation of the Special Committee to our Board and the recommendation of our Board that stockholders vote in favor of the Business Combination, stockholders should be aware that two of our directors, Mr. Brian D. Finn

(who also is our CEO) and Mr. John D. Howard, directly or through a related entity, own a minority equity investment in Sarcos.  Together with other members of our Sponsor who are not directors or officers of the Company, they are part of a group of investors that in early 2020 acquired a minority equity interest in Sarcos for approximately $20 million, which represented approximately 7.3% of the fully-diluted equity of Sarcos as of the date of the Merger Agreement. Mr. Finn and Mr. Howard funded approximately 13.9% of this investment (resulting in Mr. Finn having approximately a 0.7% equity interest in Sarcos, and Mr. Howard having approximately a 0.4% equity interest in Sarcos, in each case as of the date of the Merger Agreement).  In addition, Mr. Finn and Mr. Howard, as well as other members of our Sponsor who are not directors or officers of the Company, are entitled to receive a portion of 20% of the profits received on this equity investment in Sarcos by other investors in the group.  Mr. Finn and Mr. Howard, as well as other members of our Sponsor who are not directors or officers of the Company, also received Sarcos Warrants, via an assignment from Rotor-Sarcos, LLC, to acquire, in the aggregate, an additional 1.0% equity interest in Sarcos at the time of the investment in Sarcos.  Under agreements signed at the time of the signing of the Merger Agreement, these warrants will be net exercised and will convert into Sarcos equity immediately prior to the closing of the Business Combination.  Mr. Finn and Mr. Howard each hold approximately 25% of the Sarcos Warrants.

As a result of the minority equity investment in Sarcos (including net exercise of the Sarcos Warrants), Mr. Finn and Mr. Howard will be entitled to receive approximately 1,025,636 and 665,784 shares of Common Stock, respectively, in exchange for the equity interest in Sarcos, representing approximately [●]% and [●]%, respectively, of the issued and outstanding Common Stock of the Company following the consummation of the Business Combination, assuming among other things, no redemption of public shares (for more information with respect to the assumptions underlying the voting power calculation, please see the section entitled “Ownership Following the Business Combination”).

Neither the Company nor our Sponsor, nor any of the Company’s directors or officers other than Messrs. Finn and Howard, have an investment or other interest in or relationship with Sarcos.

In addition to this equity investment, until his voluntary resignation on January 26, 2021, Mr. Finn served as a director of Sarcos.  A member of our Sponsor who is not a director or officer of the Company and who participated in the 2020 investment in Sarcos has been and remains a non-voting board observer at Sarcos; such person has recused themselves from Sarcos board discussions related to this proposed Business Combination.  Separately, Mr. Finn is chairman of a $67 million private investment fund focused in the food and beverage industry to which the CEO and the general counsel of Sarcos made a $500,000 investment commitment in August 2020, a portion of which has been funded.

Separately, an investment entity controlled by Mr. Finn, Mr. Howard and two members of the Sponsor who are not directors or officers of the Company (each of whom are also the investors in such entity), reached an agreement in late January 2021 to purchase a 4.8% fully-diluted equity interest in Sarcos from a Sarcos shareholder for $10 million plus additional contingent consideration. In mid-February 2021, at the request of the investment entity and by the agreement with the Sarcos shareholder, this transaction was rescinded and the agreement was voluntarily canceled and terminated.

Stockholders should take these interests into account in deciding whether to approve the Business Combination.  Our Board and the Special Committee were aware of and did consider these interests, among other matters, in evaluating and negotiating the transaction and the transaction agreements and in making the recommendation to the Company’s stockholders that they vote in favor of the proposals presented at the special meeting, including the Business Combination Proposal.  For more information and specific considerations, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions.”

Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders.

In considering the recommendation of the Special Committee to our Board and the recommendation of our Board that stockholders vote in favor of the Business Combination, stockholders should be aware that our Sponsor, its members (which include our directors and officers), and two of our stockholders (together with their affiliates) may have interests that are different from, or in addition to, those of the Company’s other stockholders. Stockholders should take these interests into account in deciding whether to approve the Business Combination. Our Board and the Special Committee are aware of and did consider these interests, among other matters, in evaluating and negotiating the transaction and the transaction agreements and in making its recommendation to the Company’s stockholders that they vote in favor of the proposals presented at the special meeting, including the Business Combination Proposal. These interests include, among other things:

•

the fact that our officers and the members of the Company’s board of directors have invested in our Sponsor and have a pecuniary interest in the Founder Shares and Private Placement Warrants that our Sponsor holds (but, other than Mr. Finn, who is the managing member of our Sponsor, have disclaimed all beneficial ownership of such securities);

•

the fact that our Sponsor paid $25,000 for 6,900,000 Founder Shares (subsequently forfeiting 790,384 shares in connection with the issuance of Founder Shares to the BlackRock and Millennium Holders), the Millennium Holders paid $436,731 for 395,192 Founder Shares and the BlackRock Holders paid $436,727 for 395,192 Founder Shares, and the Founder Shares will have a significantly higher value at the time of the Business Combination and if unrestricted and freely tradable would be valued at approximately $[●], based upon the closing trading price of the Class A Common Stock on [●], 2021 (but, given the restrictions on such shares, we believe such shares have less value);

•	the fact that the Rotor Restricted Stockholders have agreed to forfeit a total of 494,040 Founder Shares and 520,532 Private Placement Warrants upon the consummation of the Business Combination;
•	the fact that the Founder Shares cannot be redeemed in connection with the Business Combination;
•

the fact that the Rotor Restricted Stockholders paid an aggregate of $7,270,000 for their 7,270,000 Private Placement Warrants to purchase shares of Class A Common Stock and the Founder Shares purchased by the BlackRock and Millennium Holders and that such Private Placement Warrants and Founder Shares will expire worthless if a business combination is not consummated by July 20, 2022;

•

the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the closing of the Business Combination;

•	the fact that Mr. Finn, if elected, will become a director of the post-combination combined company upon the consummation of the Business Combination;
•

the fact that Mr. Finn, Mr. Howard and the other members of our Sponsor who are not directors or officers of the Company and who collectively have a minority equity investment (directly or through a related entity) in Sarcos, have agreed not to transfer the shares of Common Stock received in connection with the Business Combination (including, as applicable, Common Stock distributed by Rotor-Sarcos, LLC or Sponsor or Common Stock issued upon exercise of Private Placement Warrants held or distributed by Sponsor) for a period of one year following the closing of the Business Combination, subject to certain exceptions, pursuant to the terms of the Other Lock-up Agreements;

•

the fact that Messrs. Finn and Howard and the other members of our Sponsor who are not directors or officers of the Company and who collectively have a minority equity investment (directly or through a related entity) in Sarcos have agreed not to participate in any Pre-Closing Financing or otherwise acquire any additional securities of Sarcos prior to the consummation of the Business Combination;

•	the fact that at the Closing we will enter into the Registration Rights Agreement, which provides for registration rights for our Sponsor and certain of its affiliates and permitted transferees;
•

the fact that our Rotor Restricted Stockholders have agreed to waive their rights to certain anti-dilution conversion adjustments with respect to any Founder Shares they may hold in connection with the consummation of the Business Combination;

•

the fact that the Rotor Restricted Stockholders have no rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by July 20, 2022;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination by July 20, 2022, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the fact that our Sponsor, officers and directors may participate in the formation of, or become a director or officer of, any other blank check company;
•

the fact that the Rotor Restricted Stockholders and our officers and directors will lose their entire investment in us (whether directly or through the Sponsor) with respect to the Founder Shares and Private Placement Warrants and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by July 20, 2022;

•

that pursuant to the Existing Registration Rights Agreement, the Rotor Restricted Stockholders are entitled to registration of the Private Placement Warrants and shares of Class A Common Stock into which the Founder Shares will automatically convert at the time of the consummation of the Business Combination; and

•

the fact that Messrs. Finn, Howard and Selig each are participating in the PIPE Financing and have executed Subscription Agreements for the purchase of Common Stock of the Company, with aggregate commitments of $1.3 million, $1 million and $250,000, respectively.

In consideration of certain of the interests set forth above, the Company formed a Special Committee that, in turn, engaged an independent investment banking firm that rendered an opinion with respect to the fairness, from a financial point of view, of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement.  For more information regarding the Special Committee and the opinion, see the sections entitled “Questions and Answers—Why was a Special Committee of the Board of Directors of the Company Formed?” and “Proposal No. 1—Approval of the Business Combination—Opinion of the Financial Advisor to the Special Committee.” Nevertheless, in light of foregoing interests, including investments in Sarcos by certain of our officers and directors and other members of the Sponsor who are not officers or directors of the Company, as well as investments in us by the Rotor Restricted Stockholders and by our officers and directors (who have invested in the Sponsor and have pecuniary interests in the Founder Shares and Private Placement Warrants held by the Sponsor), such persons may have interests in the Business Combination that are different from or are in addition to those of other stockholders and, as a result, the terms of the Business Combination may not be as advantageous to such other stockholders as they would be absent such interests.

For more information and specific considerations, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions.”

Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.

Our Rotor Restricted Stockholders hold in the aggregate 6,900,000 Founder Shares, representing approximately 20% of the total outstanding shares upon completion of our IPO. The Founder Shares will be worthless if we do not complete a business combination by July 20, 2022.  In addition, our Rotor Restricted Stockholders hold an aggregate 7,270,000 Private Placement Warrants that will also be worthless if we do not complete a business combination by July 20, 2022.  As a result of our directors’ and officers’ investments in our Sponsor, our directors and officers have a pecuniary interest in the portion of these securities held by our Sponsor, and Mr. Finn, as the managing member of our Sponsor, has a beneficial interest in such securities, with sole voting and dispositive power over them.

The Founder Shares are identical to the shares of Class A Common Stock included in the units, except that (a) the Founder Shares are subject to certain transfer restrictions, (b) each of the Rotor Restricted Stockholders have entered into the Waiver Agreement with us, pursuant to which the Rotor Restricted Stockholders have agreed to forfeit, in the aggregate, (i) 494,040 Founder Shares and (ii) 520,532 Private Placement Warrants upon the consummation of the Business Combination and (c) each of the Rotor Restricted Stockholders has entered into a Waiver Agreement with us, whereby each Rotor Restricted Stockholder agreed to (i) convert their Founder Shares into shares of Class A Common Stock on a one-for-one basis at the closing of the Business Combination and (ii) waive certain of their anti-dilution and conversion rights with respect to their Founder Shares.

Our Sponsor, directors or officers or their affiliates may elect to purchase shares from public stockholders, which may influence a vote on a proposed Business Combination and the other proposals described in this proxy statement and reduce the public “float” of our Class A Common Stock, public warrants and public units.

Our Sponsor, directors or officers or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Business Combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such stockholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsor, directors, officers or their affiliates purchase shares in privately negotiated transactions from public stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining stockholder approval of the Business Combination or to satisfy closing conditions in the Merger Agreement regarding required amounts in the Trust Account equaling or exceeding certain thresholds where it appears that such requirements would otherwise not be met. This may result in the completion of a Business Combination that may not otherwise have been possible.

In addition, if such purchases are made, the public “float” of our Class A Common Stock, public warrants and public units and the number of beneficial holders of such securities may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on the Nasdaq or another national securities exchange or reducing the liquidity of the trading market for our Class A Common Stock, public warrants and public units.

Our public stockholders will experience dilution as a consequence of, among other transactions, the issuance of Class A Common Stock as consideration in the Business Combination, the PIPE Financing and the potential issuances of Common Stock under the Incentive Plan, ESPP, and pursuant to the Merger Agreement with respect to Financing Shares and Earn-Out Shares. Having a minority share position may reduce the influence that our current stockholders have on the management of the post-combination company.

Pursuant to the Business Combination, the Company will issue an aggregate of 120,000,000 shares of Class A Common Stock to the Sarcos Equity Holders, and may issue up to an additional 5,000,000 Financing Shares.  Following the Business Combination, pursuant to the Merger Agreement, up to 28,125,000 Earn-Out Shares may be issued to the Sarcos Stockholders (see the section entitled “Proposal No. 1—Approval of the Business Combination”). Furthermore, if the Incentive Plan Proposal is approved, the aggregate number of shares of common stock issuable under the Incentive Plan will be 30,000,000, plus up to 12,760,600 additional shares of Common Stock that may become available for issuance as a result of shares subject to assumed awards under the 2015 Plan due to their expiration or termination, being tendered or withheld for the payment of an exercise price or for tax withholding obligations, or forfeiture or repurchase due to failure to vest (see the section entitled “Proposal No 6—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan”) and if the Employee Stock Purchase Plan Proposal is approved, the aggregate number of shares of common stock issuable under the ESPP will be 3,000,000. The maximum number of shares of common stock issuable by the Company pursuant to the PIPE Financing is 22,000,000 (see the section entitled “Proposal No. 1—Approval of the Business Combination—Forward Purchase Transaction”).

It is anticipated that, upon completion of the Business Combination: (i) public stockholders will retain an ownership interest of approximately [●]% in the post-combination company, (ii) converted Founder shares held by the Rotor Restricted Stockholders will represent approximately [●]% of the post-combination company, (iii) PIPE Investors will own approximately [●]% of the post-combination company, and (iv) the Sarcos Equity Holders will own approximately [●]% of the post-combination company.  The ownership percentages with respect to the post-combination company (a) presents post-combination company ownership as if all issued and outstanding restricted stock awards of Sarcos have vested and all of the issued and outstanding Sarcos options have been exercised, in each case concurrently with the consummation of the Business Combination, (b) do not take into account the number of shares of Common Stock to be issued upon exercise of public warrants or Private Placement Warrants, (c) do not take into account the potential issuance of Financing Shares and Earn-Out Shares, (d) assumes that there are no redemptions by holders of Class A Common Stock, and (e) takes into account the forfeiture of 494,040 Founder Shares by the Rotor Restricted Stockholders pursuant to the Waiver Agreement. For more information, please see the sections entitled “Summary of the Proxy Statement—Ownership Following the Business Combination” and “Unaudited Pro Forma Condensed Combined Financial Information.”

The potential issuance of Common Stock pursuant to the Incentive Plan, ESPP and Financing Shares and Earn-Out Shares pursuant to the Merger Agreement may dilute the equity interests of our existing stockholders and may adversely affect prevailing market prices for our public shares and/or public warrants or the market prices for the Common Stock, public warrants or public units of the post-combination company. If any of the Company’s public shares are redeemed in connection with the Business Combination, the percentage of the outstanding Class A Common Stock held by the public stockholders will decrease and the percentages of the outstanding shares of Common Stock held immediately following the Business Combination by the Rotor Restricted Stockholders and the Sarcos Stockholders will increase. To the extent that any of the outstanding warrants are exercised for shares of Common Stock, or additional awards are issued under the proposed Incentive Plan or ESPP, the Company’s existing stockholders may experience substantial dilution. Such dilution could, among other things, limit the ability of the Company’s existing stockholders to influence the Company’s management through the election of directors following the Business Combination.

There can be no assurance that the Common Stock that will be issued in connection with the Business Combination will be approved for listing on Nasdaq or, if approved, will continue to be so listed following the closing of the Business Combination, or that we will be able to comply with the continued listing standards of Nasdaq.

Our eligibility for listing may depend on, among other things, the number of our shares that are redeemed. We intend to apply for the listing of our publicly-traded common stock and warrants on Nasdaq. If Nasdaq denies our application for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•

a determination that the Common Stock of the post-combination company is a “penny stock” which will require brokers trading in the Common Stock of the post-combination company to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” If the Common Stock and public warrants of the post-combination company are listed on Nasdaq, they will be covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state, other than the State of Idaho, having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were not listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Resales of the shares of Common Stock issued in connection with the Business Combination could depress the market price of the Common Stock of the post-combination company.

Sales of a substantial number of shares of our Class A Common Stock, public warrants or public units in the public market could occur at any time prior to the Business Combination and sales of a substantial number of shares of the Common Stock or public warrants of the post-combination company could occur at any time following the Business Combination. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of our Class A Common Stock, public warrants or public units or the Common Stock or public warrants of the post-combination company, as applicable.

Following the Business Combination, the Founder Shares held by Rotor Restricted Stockholders, including our Sponsor, will represent approximately [●]% of the Common Stock of the post-combination company (assuming no redemptions by public stockholders and no issuance of Financing Shares at the Closing). Common Stock issued to the Sarcos Stockholders are subject to two lock-up obligations.  Pursuant to the Amended and Restated Bylaws of the post-combination company to be adopted upon consummation of the Business Combination, Sarcos Stockholders will be subject to the following lock-up periods.

If the Common Stock is issued from the exchange or conversion of shares of Sarcos preferred stock, then:

1.

fifty percent (50%) of the Common Stock may be transferred beginning at the earlier to occur of (a) the close of business on the 120th day after the closing, provided that the average closing price of the common stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period prior to the transfer and (ii) the close of business on the six-month anniversary of the closing.

2.	the remaining fifty percent (50%) of the Common Stock may only be transferred beginning on the one year anniversary of the closing.

If the Common Stock is issued from the exchange or conversion of Sarcos Common Stock, Sarcos options, Sarcos restricted stock awards or Sarcos restricted stock unit awards, then:

3.

twenty percent (20%) of the Common Stock may be transferred beginning at the earlier to occur of (a) the close of business on the 120th day after the closing, provided that the average closing price of the common stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period prior to the transfer and (b) the close of business on the 180th day after the closing; and

4.

the remaining eighty percent (80%) of the Common Stock may only be transferred beginning upon the earlier to occur of (a) such time as the post-combination company or any of its subsidiaries have delivered to one or more customers at least 20 Guardian XO and/or Guardian XT-DX commercial units, but in no event prior to the close of business on the one year anniversary of the closing and (b) the close of business on the two year anniversary of the closing.

In addition to the restrictions set forth in the Amended and Restated Bylaws, certain Sarcos Stockholders entered into Lock-Up Agreements with the Company whereby:

1.

Holders of shares of Sarcos preferred stock agreed, among other things, that (a) 50% of their shares may not be transferred, until the earlier to occur of (x) six months following Closing, and (y) 120 days following the Closing if the stock price of the Company’s common stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period, and (b) the remaining 50% of such shares may not be transferred for a period of one year following the Closing.

2.

Holders of Sarcos’ common stock, options, restricted stock awards and restricted stock unit awards agreed, among other things, that (1) 20% of such securities may not be transferred until the earlier to occur of (a) 120 days after Closing if the stock price of the Company’s common stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period, and (b) the 180th day after closing; and (2) the remaining 80% can be transferred at the earlier of (A) delivery to customers of at least twenty Guardian XO and/or Guardian XT commercial units to customers of the Constituent Corporations (but in no event prior to the close of business on the one year anniversary of the date of Closing) and (B) the close of business on the second anniversary of the date of Closing.

Common Stock and Private Placement Warrants of the post-combination company held by the Sarcos Stockholders will be freely tradeable once their applicable lock-up periods expire and such shares are registered by the post-combination company.  Pursuant to the Registration Rights Agreement to be entered into concurrently with the consummation of the Business Combination by and among the post-combination company, Sponsor and certain Sarcos Stockholders, the post-combination company will agree to register with the SEC the Common Stock and Private Placement Warrants held by such securities holders within 30 days following a request by a majority of the holders.

Following the Business Combination, the converted Founder Shares of the Rotor Restricted Stockholders will represent approximately [●]% of the Common Stock of the post-combination company (assuming no redemptions by public stockholders and no issuance of Financing Shares at the Closing).  The Rotor Restricted Stockholders are subject to certain transfer restrictions with respect to their converted Founder Shares and Private Placement Warrants.

1.

Common Stock may not be transferred until the earliest of (a) one year after the completion of our initial business combination and (b) upon completion of our initial business combination, (x) if the last reported sale price of the Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction after the Business Combination that results in all of the post-combination company’s stockholders having the right to exchange their Common Stock for cash, securities or other property.

2.

Common Stock held by Messrs. Finn and Howard and other members of the Sponsor with an equity interest in Sarcos may not be transferred until the earlier of (i) a period of one year following the closing of the Business Combination or (ii) the post-combination company’s completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the post-combination company’s stockholders having the right to exchange their equity holdings in the post-combination company for cash, securities or other property.

3.	Private placement warrants and the respective Common Stock underlying such warrants are not transferable or salable until 30 days after the completion of the Business Combination.

Common Stock and Private Placement Warrants of the post-combination company held by the Rotor Restricted Stockholders will be freely tradeable once their applicable lock-up periods expire and such shares are registered by the post-combination company.  Pursuant to the Existing Registration Rights Agreement, the Rotor Restricted Stockholders have certain demand and piggy-back registration rights with respect to their Common Stock and Private Placement Warrants; these holders will have demand rights to register such securities (including the Common Stock underlying the Private Placement Warrants) with the SEC immediately following the consummation of the Business Combination.

Following the Business Combination, PIPE Investors will hold approximately [●]% of the Common Stock of the post-combination company (assuming no redemptions by public stockholders and no issuance of Financing Shares at the Closing).  These shares are not subject to any lock-up or transfer restrictions, and pursuant to the Subscription Agreements entered into with the Company, the post-combination company is obligated to register with the SEC such Common Stock for resale no later than 30 days following the consummation of the Business Combination.

We have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement. As such, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by July 20, 2022. If we are unable to effect a business combination by July 20, 2022, absent an extension thereto, we may be forced to liquidate and our warrants will expire worthless.

We are a blank check company, and as we have no operating history and are subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that we will be unable to continue as a going concern if we do not consummate an initial business combination by July 20, 2022. Unless we amend our current certificate of incorporation (which requires the affirmative vote of 65% of all then outstanding shares of Common Stock) and amend certain other agreements into which we have entered to extend the life of the Company, if we do not complete an initial business combination by July 20, 2022, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses) divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per public unit in the IPO. In addition, if we fail to complete an initial business combination by July 20, 2022, there will be no redemption rights or liquidating distributions with respect to our public warrants or the Private Placement Warrants, which will expire worthless. We expect to consummate the Business Combination and do not intend to take any action to extend the life of the Company beyond July 20, 2022.

Even if we consummate the Business Combination, there is no guarantee that the public warrants or Private Placement Warrants will ever be in the money, and they may expire worthless and the terms of our warrants may be amended.

The exercise price for our warrants is $11.50 per share of Class A Common Stock. There is no guarantee that the warrants will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.

Our ability to successfully effect the Business Combination and to be successful thereafter will be dependent upon the efforts of our key personnel, including the key personnel of Sarcos whom we expect to stay with the post-combination business following the Business Combination.  The loss of key personnel could negatively impact the operations and profitability of our post-combination business and its financial condition could suffer as a result.

Our ability to successfully effect the Business Combination is dependent upon the efforts of our key personnel, including the key personnel of Sarcos. Although some of our key personnel may remain with the post-combination business in senior management or advisory positions following the Business Combination, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of our post-combination business. We anticipate that some or all of the management of Sarcos will remain in place.

Sarcos’ success depends to a significant degree upon the continued contributions of senior management, certain of whom would be difficult to replace. Departure by certain of Sarcos’ officers could have a material adverse effect on Sarcos’ business, financial condition, or operating results.  The services of such personnel may not continue to be available to the post-combination business.

Our officers and directors may allocate their time to other businesses thereby causing conflicts of interest in their determination as to how much time to devote to our affairs. This conflict of interest could have a negative impact on our ability to consummate a business combination.

Our officers and directors are not required to commit their full time to our affairs, which could create a conflict of interest when allocating their time between our operations and their other commitments. Some of our officers and directors are engaged in other business endeavors and are not obligated to devote any specific number of hours to our affairs. If our officers’ and directors’ other business affairs require them to devote more substantial amounts of time to such affairs it could limit their ability to devote time to our affairs and could have a negative impact on our ability to consummate our initial business combination. We cannot assure you that these conflicts will be resolved in our favor.

The Company and Sarcos will be subject to business uncertainties and contractual restrictions while the Business Combination is pending.

Uncertainty about the effect of the Business Combination on employees and third parties may have an adverse effect on the Company and Sarcos. These uncertainties may impair our or Sarcos’ ability to retain and motivate key personnel and could cause third parties that deal with any of us or them to defer entering into contracts or making other decisions or seek to change existing business relationships. If key employees depart because of uncertainty about their future roles and the potential complexities of the Business Combination, our or Sarcos’ businesses could be harmed.

Our Board of Directors, upon recommendation by our Special Committee, may waive one or more of the conditions to the Business Combination.

Our Board of Directors, upon recommendation by our Special Committee, may agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by our current certificate of incorporation and bylaws and applicable laws. For example, it is a condition to Sarcos’ obligations to close the Business Combination that the Company receive executed employment agreements for certain key Sarcos personnel. However, the affected parties to the

Merger Agreement (in this case the Company) may elect to waive that condition and close the Business Combination without such agreements. Other events pursuant to which the Company may elect to waive the conditions to complete the Business Combination include changes in the course of Sarcos’ business or a request by Sarcos to undertake actions that would otherwise be prohibited by the terms of the Merger Agreement or the occurrence of other events that would have a material adverse effect on Sarcos’ businesses and would entitle the Company to terminate the Merger Agreement. In any of such circumstances, it would be at the Company’s discretion, acting through its board of directors and upon the recommendation of the Special Committee, to grant its consent or waive those rights. As of the date of this proxy statement, the Company does not believe there will be any changes or waivers that the Company’s board of directors or Special Committee would be likely to make after stockholder approval of the Business Combination Proposal has been obtained. We may not waive the condition that our stockholders approve the Business Combination. Please see the section entitled “Proposal No. 1—Approval of the Business Combination—The Merger Agreement—Conditions to Closing of the Business Combination” for additional information.

We and Sarcos will incur significant transaction and transition costs in connection with the Business Combination.

We and Sarcos have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. We and Sarcos expect to also incur additional costs to retain key employees. All expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by the post-combination company following the closing of the Business Combination.

The Company’s transaction expenses as a result of the Business Combination are currently estimated at approximately $[●], including $9,660,000 in deferred underwriting commissions to the underwriter of our IPO. The amount of the deferred underwriting commissions will not be adjusted for any shares that are redeemed in connection with a business combination. The per-share amount we will distribute to stockholders who properly exercise their redemption rights will not be reduced by the deferred underwriting commissions and after such redemptions, the per-share value of shares held by non-redeeming stockholders will reflect our obligation to pay the deferred underwriting commissions.

If we are unable to complete an initial business combination, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify), and our warrants will expire worthless.

If we are unable to complete an initial business combination by July 20, 2022, our public stockholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third-party brings a claim against us for which our Sponsor is unable to indemnify (as described herein)) and our warrants will expire worthless.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.

Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers (other than our independent auditors), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any funds held in the Trust Account for the benefit of our public stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the funds held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our public shares, if we are unable to complete the Business Combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with the Business Combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten years following redemption. Accordingly, the per-share redemption amount received by public stockholders could be less than the $10.00 per share held in the Trust Account, due to claims of such creditors.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company. We have not asked our Sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our business combination and redemptions could be reduced to less than $10.00 per public share. In such event, we may not be able to complete our business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Our directors may decide not to enforce the indemnification obligations of our Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to our public stockholders.

In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per public share or (ii) other than due to the failure to obtain a waiver to seek access to the Trust Account, such lesser amount per share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our franchise and income tax obligations, and our Sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine a favorable outcome is unlikely. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in our Trust Account available for distribution to our public stockholders may be reduced below $10.00 per share.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

Following the consummation of the Business Combination, our only significant asset will be our ownership interest in Sarcos and such ownership may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Common Stock or satisfy our other financial obligations.

Following the consummation of the Business Combination, we will have no direct operations and no significant assets other than our ownership of Sarcos. We and certain investors, the Sponsor, and directors and officers of the Sponsor and its affiliates will become stockholders of the post-combination company at that time. We will depend on Sarcos for distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company and to pay any dividends with respect to our Common Stock. The payment of cash dividends in the future will be dependent upon Sarcos revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of our Board at such time. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.  The financial condition and operating requirements of Sarcos may limit our ability to obtain cash from Sarcos. The earnings from, or other available assets of, Sarcos may not be sufficient to pay dividends or make distributions or loans to enable us to pay any dividends on our Common Stock or satisfy our other financial obligations.

Subsequent to our completion of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and our stock price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on Sarcos, we cannot assure you that this diligence will surface all material issues that may be present in Sarcos’ business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Sarcos’ business and outside of our and Sarcos’ control will not later arise. As a result of these factors, we may be forced to later write down or write off assets, restructure operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the post-combination company or its securities. Accordingly, any of our stockholders who choose to remain stockholders following the Business Combination could suffer a reduction in the value of their shares. Such stockholders are unlikely to have a remedy for such reduction in value.

We have no operating or financial history and our results of operations and those of the post-combination company may differ significantly from the unaudited pro forma financial data included in this proxy statement.

We are a blank check company and we have no operating history and no revenues. This proxy statement includes unaudited pro forma condensed combined financial statements for the post-combination company. The unaudited pro forma condensed combined statement of operations of the post-combination company combines the historical audited results of operations of the Company for the period ended December 31, 2020, with the historical audited results of operations of Sarcos for the year ended December 31, 2020, and gives pro forma effect to the Business Combination and the acquisition of Sarcos by the Company as if they had been consummated on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 combines the unaudited condensed consolidated balance sheet of the Company as of March 31, 2021 with the unaudited condensed consolidated balance sheet of Sarcos as of March 31, 2021 giving pro forma effect to the Business Combination and the acquisition of Sarcos by the Company as if they had been consummated as of March 31, 2021.

The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination been consummated on the date indicated above, or the future consolidated results of operations or financial position of the post-combination company. Accordingly, the post-combination company’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined financial statements included in this document. For more information, please see the section entitled “Summary Unaudited Pro Forma Condensed Combined Financial Information.”

Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.

We will be subject to income taxes in the United States, and our domestic tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:

•	changes in the valuation of our deferred tax assets and liabilities;
•	expected timing and amount of the release of any tax valuation allowances;
•	tax effects of stock-based compensation;
•	costs related to intercompany restructurings; changes in tax laws, regulations or interpretations thereof; or
•	lower than anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher than anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by U.S. federal and state authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the Business

Combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, Nasdaq for any reason, and are quoted on the OTC Bulletin Board or OTC Pink, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of our securities may decline.

If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the Company’s securities prior to the closing of the Business Combination may decline. The market values of our securities at the time of the Business Combination may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which our stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Immediately prior to the Business Combination, there has not been a public market for Sarcos stock and trading in the shares of our Class A Common Stock, public units and public warrants has not been active. Accordingly, the valuation ascribed to Sarcos and our Class A Common Stock, public units and public warrants in the Business Combination may not be indicative of the price of the post-combination company that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Factors affecting the trading price of the post-combination company’s securities following the Business Combination may include:

•	actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;
•	changes in the market’s expectations about our operating results;
•	the public’s reaction to our press releases, our other public announcements and our filings with the SEC;
•	speculation in the press or investment community;
•	success of competitors;
•	our operating results failing to meet the expectation of securities analysts or investors in a particular period;
•	changes in financial estimates and recommendations by securities analysts concerning the post-combination company or the market in general;
•	operating and stock price performance of other companies that investors deem comparable to the post-combination company;
•	our ability to market new and enhanced products on a timely basis;
•	changes in laws and regulations affecting our business;
•	commencement of, or involvement in, litigation involving the post-combination company;
•	changes in the post-combination company’s capital structure, such as future issuances of securities or the incurrence of additional debt;
•	the volume of shares of the Common Stock and public warrants of the post-combination company available for public sale;
•	the volume of our public units or public warrants available for public sale;
•	any major change in our Board or management;
•	sales of substantial amounts of Common Stock by our directors, officers or significant stockholders or the perception that such sales could occur;

•	the realization of any of the risk factors presented in this proxy statement;
•	additions or departures of key personnel;
•	failure to comply with the requirements of our stock exchange;
•	failure to comply with the Sarbanes-Oxley Act of 2002 or other laws or regulations;
•	actual, potential or perceived control, accounting or reporting problems;
•	changes in accounting principles, policies and guidelines; and
•	general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and stock exchanges have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for the stocks of other companies which investors perceive to be similar to the post-combination company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

In the past, securities class action litigation has often been initiated against companies following periods of volatility in their stock price. This type of litigation could result in substantial costs and divert our management’s attention and resources, and could also require us to make substantial payments to satisfy judgments or to settle litigation.

Past performance by the Sponsor, including our management team, may not be indicative of future performance of an investment in the Company.

Information regarding performance by, or businesses associated with, the Sponsor and its affiliates is presented for informational purposes only. Past performance by the Sponsor and by our management team is not a guarantee either (i) of success with respect to any business combination we may consummate or (ii) that we will be able to locate a suitable candidate for our business combination. You should not rely on the historical record of the Sponsor or our management team’s or Sponsor’s performance as indicative of the future performance of an investment in the Company or the returns the Company will, or is likely to, generate going forward.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about the post-combination company, its business, or its market, or if they change their recommendations regarding the Common Stock of the post-combination company adversely, then the price and trading volume of the Common Stock of the post-combination company could decline.

The trading market for our Class A Common Stock, public warrants or public units will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company or the post-combination company. If no securities or industry analysts commence coverage of the post-combination company, the stock price and trading volume of the Common Stock and public warrants of the post-combination company would likely be negatively impacted. If any of the analysts who may cover the post-combination company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of the Common Stock and public warrants of the post-combination company would likely decline. If any analyst who may cover the Company were to cease coverage of the post-combination company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause the stock price or trading volume of the Common Stock and public warrants of the post-combination company to decline.

We may be unable to obtain additional financing to fund the operations and growth of the post-combination company.

We may require additional financing to fund the operations or growth of the post-combination company. The failure to secure additional financing could have a material adverse effect on the continued development or growth of the post-combination company. None of our officers, directors or stockholders is required to provide any financing to us in connection with or after the Business Combination.

Changes in laws, regulations or rules, or a failure to comply with any laws, regulations or rules, may adversely affect our business, investments and results of operations.

We are subject to laws, regulations and rules enacted by national, regional and local governments and NYSE (and following the Business Combination, Nasdaq). In particular, we are required to comply with certain SEC, NYSE (and following the Business Combination, Nasdaq) and other legal or regulatory requirements. Compliance with, and monitoring of, applicable laws, regulations and rules may be difficult, time consuming and costly. Those laws, regulations or rules and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws, regulations or rules, as interpreted and applied, could have a material adverse effect on our business and results of operations.

We have not registered the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time, and such registration may not be in place when an investor desires to exercise warrants, thus precluding such investor from being able to exercise its warrants except on a cashless basis and potentially causing such warrants to expire worthless.

We have not registered the shares of Class A Common Stock issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of the warrant agreement, we have agreed to use our best efforts to file a registration statement under the Securities Act covering such shares and maintain a current prospectus relating to the Class A Common Stock issuable upon exercise of the warrants, until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise which represent a fundamental change in the information set forth in such registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the shares issuable upon exercise of the warrants are not registered under the Securities Act, holders have the right to exercise their warrants on a cashless basis for unregistered shares of Class A Common Stock in accordance with Section 3(a)(9) of the Securities Act or another exemption. However, no such warrant will be exercisable and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder or an exemption from state registration is available. Notwithstanding the above, if our Class A Common Stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, but we will be required to use our best efforts to register the shares under applicable blue sky laws to the extent an exemption is not available. In no event will we be required to settle any warrant, or issue securities or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under applicable state securities laws and there is no exemption available. If the issuance of the shares upon exercise of the warrants is not so registered or qualified or exempt from registration or qualification, the holder of such warrant shall not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the shares of Class A Common Stock included in the units. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying shares of Class A Common Stock for sale under all applicable state securities laws.

The exercise price for our warrants is higher than in many similar blank check company offerings in the past, and, accordingly, the warrants are more likely to expire worthless.

The exercise price of our warrants is higher than is typical with many similar blank check companies in the past. Historically, with regard to units offered by blank check companies, the exercise price of a warrant was generally a fraction of the purchase price of the units in the initial public offering. The exercise price for our warrants is $11.50 per share, subject to adjustment as provided herein. As a result, the warrants are less likely to ever be in the money and more likely to expire worthless.

We may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their warrants worthless.

We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalization and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption to the warrant holders and provided certain other conditions are met. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force the warrant holders (i) to exercise their warrants and pay the exercise price therefor at a time when it may be disadvantageous for them to do so, (ii) to sell their warrants at the then-current market price when they might otherwise wish to hold their warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of their warrants. None of the Private Placement Warrants will be redeemable by us so long as they are held by our Sponsor or its permitted transferees.

Warrants will become exercisable for Class A Common Stock, which would increase the number of shares eligible for future resale in the public market and result in dilution to our stockholders.

We issued warrants to purchase 13,800,000 shares of Class A Common Stock at $11.50 per share as part of our IPO and, on the IPO closing date, we issued Private Placement Warrants to the Rotor Restricted Stockholders to purchase 7,270,000 shares at $11.50 per share. In addition, prior to consummating an initial business combination, nothing prevents us from issuing additional securities in a private placement so long as they do not participate in any manner in the Trust Account or vote as a class with the Common Stock on a business combination, such as the PIPE Financing. The shares of Class A Common Stock issued upon exercise of our warrants will result in dilution to the then existing holders of Class A Common Stock and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market could adversely affect the market price of our Class A Common Stock, public warrants or public units or the Common Stock or public warrants of the post-combination company.

The Private Placement Warrants are identical to the warrants sold as part of the units issued in our IPO except that, so long as they are held by our Sponsor or its permitted transferees, (i) they will not be redeemable by us, (ii) they (including the Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of an initial business combination, (iii) they may be exercised by the holders on a cashless basis and (iv) they are subject to registration rights.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our Board may be exposed to claims of punitive damages.

If, after we distribute the proceeds in the Trust Account to our public stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our Board may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. In addition, in no event will we redeem shares of our Class A Common Stock in an amount that would result in the Company’s failure to have net tangible assets in excess of $5,000,001.

Anti-takeover provisions contained in our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, as well as provisions of Delaware law, could impair a takeover attempt, which could limit the price investors might be willing to pay in the future for our common stock.

Assuming consummation of the Business Combination, the post-combination company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together, these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities. These provisions will include:

•	a prohibition on stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders;
•	only the Board of Directors (pursuant to a majority vote of the Whole Board), the Chairperson of the Board of Directors, or the Chief Executive Officer may call a special meeting;
•	stockholder vote of at least 66-2/3% required to remove a director for “cause”;
•	stockholder vote of at least 66-2/3% required to approve certain amendments to the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws; and
•	the designation of Delaware and federal courts as the exclusive forums for certain disputes.

Our Amended and Restated Bylaws will provide that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit our stockholder’s ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or stockholders.

Assuming the consummation of the Business Combination, the post-combination company’s Amended and Restated Bylaws will provide, to the fullest extent permitted by law, that internal corporate claims may be brought only in the Court of Chancery in the State of Delaware (or, if the Court of Chancery does not have, or declines to accept, jurisdiction, another state court or a federal court located within the State of Delaware). In addition, our Amended and Restated Bylaws will provide that the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. This forum selection provision will not apply to claims brought to enforce a duty or liability created by the Exchange Act. Any person or entity purchasing or otherwise acquiring or holding any interest in our stock shall be deemed to have notice of and consented to the forum provision in our Amended and Restated Bylaws.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims. Alternatively, if a court were to find the choice of forum provision contained in our Amended and Restated Bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition. For example, under the Securities Act, federal courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Accordingly, there is uncertainty as to whether a court would enforce such a forum selection provision as written in connection with claims arising under the Securities Act.

The JOBS Act permits “emerging growth companies” like us to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies.

We qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as we continue to be an emerging growth company, including (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“SOX”), (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (iii) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements. As a result, our stockholders may not have access to certain information they deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year (a) following January 20, 2026, the fifth anniversary of our IPO, (b) in which we have total annual gross revenue of at least $1.07 billion or (c) in which we are deemed to be a large accelerated filer, which means the market value of our Class A Common Stock, public warrants and public units that is held by non-affiliates exceeds $700 million as of the last business day of our prior second fiscal quarter, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. We cannot predict if investors will find our common stock less attractive if we choose to rely on these exemptions. If some investors find our common stock less attractive as a result of any choices to reduce future disclosure, there may be a less active trading market for our common stock and the price of our common stock may be more volatile. Sarcos had total revenues during calendar year 2020 of approximately $8.8 million. If the post-combination company continues to expand its business through acquisitions and/or continues to grow revenues organically post-Business Combination, we may cease to be an emerging growth company prior to January 20, 2026.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as we are an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies, but any such election to opt out is irrevocable. We have elected to avail ourselves of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company that is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

We cannot predict if investors will find our Class A Common Stock, public warrants or public units or the Common Stock or public warrants of the post-combination company less attractive because we will rely on these exemptions. If some investors find our Class A Common Stock, public warrants or public units or the Common Stock or public warrants of the post-combination company less attractive as a result, there may be a less active trading market for our Class A Common Stock, public warrants or public units or the Common Stock or public warrants of the post-combination company and more stock price volatility.

Our internal controls over financial reporting may not be effective and our independent registered public accounting firm may not be able to certify as to their effectiveness, which could have a significant and adverse effect on our business and reputation.

As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of SOX, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. To comply with the requirements of being a public company, we may need to undertake various actions, such as implementing additional internal controls and procedures and hiring additional accounting or internal audit staff. The standards required for a public company under Section 404 of SOX are significantly more stringent than those required of Sarcos as a privately-held company. Further, as an emerging growth company, our independent registered public accounting firm is not required to formally attest to the effectiveness of our internal controls over financial reporting pursuant to Section 404 until the date we are no longer an emerging growth company. At such time, our independent registered public accounting firm may issue a report that is adverse in the event that it is not satisfied with the level at which the controls of the post-combination company are documented, designed or operating.

Testing and maintaining these controls can divert our management’s attention from other matters that are important to the operation of our business. If we identify material weaknesses in the internal control over financial reporting of the post-combination company or are unable to comply with the requirements of Section 404 or assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal controls over financial reporting when we no longer qualify as an emerging growth company, investors may lose confidence in the accuracy and completeness of our financial reports and the market price of our common stock could be negatively affected, and we could become subject to investigations by the SEC or other regulatory authorities, which could require additional financial and management resources.

Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” (“SPACs”) (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement governing our warrants. As a result of the SEC Statement, we reevaluated the accounting treatment of our 13,800,000 public warrants and 7,270,000 private placement warrants, and determined to classify the warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings.

Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”), provides for the remeasurement of the fair value of such derivatives at each balance sheet date, with a resulting non-cash gain or loss related to the change in the fair value being recognized in earnings in the statement of operations. As a result of the recurring fair value measurement, our financial statements and results of operations may fluctuate quarterly, based on factors, which are outside of our control. Due to the recurring fair value measurement, we expect that we will recognize non-cash gains or losses on our warrants each reporting period and that the amount of such gains or losses could be material.

We have identified a material weakness in our internal control over financial reporting. If we are unable to develop and maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results in a timely manner, which may adversely affect investor confidence in us and materially and adversely affect our business and operating results.

Following this issuance of the SEC Statement, on April 12, 2021, after consultation with our independent registered public accounting firm, our management and our audit committee concluded that, in light of the SEC Statement, it was appropriate to restate our previously issued audited balance sheet as of January 20, 2021 (the “Restatement”). See “—Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.” As part of such process, we identified a material weakness in our internal controls over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented, or detected and corrected on a timely basis.

Effective internal controls are necessary for us to provide reliable financial reports and prevent fraud. We continue to evaluate steps to remediate the material weakness. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.

If we identify any new material weaknesses in the future, any such newly identified material weakness could limit our ability to prevent or detect a misstatement of our accounts or disclosures that could result in a material misstatement of our annual or interim financial statements. In such case, we may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in our financial reporting and our stock price may decline as a result. We cannot assure you that the measures we have taken to date, or any measures we may take in the future, will be sufficient to avoid potential future material weaknesses.

We, and following the Business Combination, the post-business combination company, may face litigation and other risks as a result of the material weakness in our internal control over financial reporting.

Following the issuance of the SEC Statement, after consultation with our independent registered public accounting firm, our management and our audit committee concluded that it was appropriate to restate our previously issued audited balance as of January 20, 2021. See section entitled “—Our warrants are accounted for as liabilities and the changes in value of our warrants could have a material effect on our financial results.” As part of the Restatement, we identified a material weakness in our internal controls over financial reporting.

As a result of such material weakness, the Restatement, the change in accounting for the warrants, and other matters raised or that may in the future be raised by the SEC, we face potential for litigation or other disputes which may include, among others, claims invoking the federal and state securities laws, contractual claims or other claims arising from the Restatement and material weaknesses in our internal control over financial reporting and the preparation of our financial statements.

SPECIAL MEETING OF COMPANY STOCKHOLDERS

This proxy statement is being provided to Company stockholders as part of a solicitation of proxies by the Board for use at the Special Meeting to be held on [●], 2021, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about [●], 2021 to all stockholders of record of the Company as of [●], 2021, the record date for the Special Meeting. Stockholders of record who owned common stock of the Company at the close of business on the record date are entitled to receive notice of, attend and vote at the Special Meeting. On the record date, there were [34,500,000] shares of Common Stock outstanding.

Date, Time and Place of Special Meeting

The Special Meeting will be held on [●], 2021, at [●] Eastern Time, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals. The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at [●].

To be admitted to the virtual Special Meeting, go to the webcast URL address and [enter your unique 12-digit control number]. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com].

You can pre-register to attend the virtual meeting starting [●], 2021 at [●] Eastern Time. To pre-register, enter the webcast URL address into your browser and enter your control number, name and email address. Once you pre-register, you may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com].

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 [(888) 965-8995] (toll-free), outside the U.S., and Canada +1 [(415) 655-0243] (standard rates apply). When prompted enter the pin number [●]#. The telephone line will be listen-only, and you will not be able to vote or enter questions during the meeting via telephone.

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Special Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the DGCL, or that otherwise makes it advisable to adjourn the Special Meeting, the chair or secretary of the Special Meeting will convene the meeting at [●] on the date specified above and at [●] solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement at [●].

Voting Power; Record Date

As a stockholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Special Meeting and upon which you are being asked to vote are summarized below and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our Common Stock at the close of business on [●], 2021, which is the record date for the Special Meeting. You are entitled to one vote for each share of our Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were [34,500,000] shares of Common Stock outstanding, of which [27,600,000] are public shares and [6,900,000] are Founder Shares held by our Rotor Restricted Stockholders.

Proposals at the Special Meeting

At the Special Meeting, Company stockholders will vote on the following proposals:

1.	Business Combination Proposal—To adopt the Merger Agreement and approve the transactions contemplated thereby, including the Business Combination (Proposal No. 1);
2.

NYSE Proposal—To approve, for purposes of complying with applicable NYSE Listing Rules, the issuance of more than 20% of the Company’s issued and outstanding Common Stock in connection with the Business Combination and the PIPE Financing (Proposal No. 2);

3.	Charter Approval Proposal—To consider and act upon a proposal to adopt the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B (Proposal No. 3);
4.

Governance Proposals—To consider and act upon a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are being separately presented in accordance with SEC requirements and which will each be voted upon on a non-binding advisory basis (Proposal No. 4);

5.

Director Election Proposal—To consider and vote upon a proposal to elect eight directors to our Board, with Benjamin G. Wolff and Admiral Eric T. Olson (Ret.) to serve as our Class I directors for a term expiring at the annual meeting of stockholders to be held in 2022, Dennis Weibling, Matthew Shigenobu Muta and Laura J. Peterson to serve as our Class II directors for a term expiring at the annual meeting of stockholders to be held in 2023, and Brian D. Finn, Peter Klein and Priya Balasubramaniam to serve as our Class III directors for a term expiring at the annual meeting of stockholders to be held in 2024, or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal; provided that pursuant to the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the election of these proposed directors (Proposal No. 5);

6.

Incentive Plan Proposal—To consider and vote upon a proposal to approve the Incentive Plan and the ESPP, including the authorization of the initial share reserve under the Incentive Plan and the ESPP (Proposal No. 6);

7.	Employee Stock Purchase Plan Proposal—To consider and vote upon a proposal to approve the ESPP, including the authorization of the initial share reserve under the ESPP (Proposal No. 7); and
8.

Adjournment Proposal—To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal. This proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposals, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal (Proposal No. 8).

The board unanimously recommends that you vote “FOR” each of these proposals.

Vote of the Company’s Sponsor, Directors and Officers

Prior to our IPO, we entered into agreements with our Rotor Restricted Stockholders, other than the BlackRock and Millennium Holders, pursuant to which, they agreed to vote any shares of Common Stock owned by them in favor of an initial business combination, including the requirement to vote all of the Founder Shares in favor of the Business Combination Proposal and for all other proposals to be presented to our stockholders at the Special Meeting and described in this proxy statement.

The Founder Shares held by our Rotor Restricted Stockholders have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us by July 20, 2022. However, our Rotor Restricted Stockholders are entitled to redemption rights upon our liquidation with respect to any public shares they may own.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of Company stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if the holders of shares of outstanding Common Stock of the Company representing a majority of the Common Stock issued and outstanding and entitled to vote at the Special Meeting, are present in person, virtually or represented by proxy at the Special Meeting. At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present; broker non-votes will not be counted as present for the purpose of determining a quorum as they are not considered to be entitled to vote on the non-routine matters to be presented at the Special Meeting. The Rotor

Restricted Stockholders own all of our Founder Shares, which represent 20% of the issued and outstanding shares of Common Stock and will count towards this quorum.  As of the record date for the Special Meeting, [17,250,001] shares of our Common Stock would be required to achieve a quorum.

The approval of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by holders of our outstanding shares of Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting will have no effect on the outcome of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal or the Adjournment Proposal. Broker non-votes will have no effect on the approval of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal.  Abstentions will have the same effect as a vote “AGAINST” the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal as each require a vote of the holders of a majority of the stock represented and entitled to vote thereat.

The approval of the Charter Approval Proposal requires the affirmative vote of holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting. Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a properly executed proxy marked “ABSTAIN” or broker non-vote, will have the same effect as a vote “AGAINST” such Charter Approval Proposal.

Directors are elected by a plurality of the votes cast by the holders of our outstanding shares of Class B Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting (pursuant to our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock are not entitled to vote on the Director Election Proposal). This means that the eight director nominees who receive the most affirmative votes will be elected. Holders of Class B Common Stock may not cumulate their votes with respect to the election of directors. Accordingly, assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as an abstention from voting or broker non-vote, will have no effect on the outcome of the Director Election Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting.  The approval of the Business Combination Proposal, NYSE Proposal and Charter Approval Proposal are each cross-conditioned on the approval of the others at the Special Meeting (the “Cross-Conditioned Proposals”).  The approval of the Director Election Proposal, Incentive Plan Proposal and Employee Stock Purchase Plan Proposal are each conditioned on the approval of the Cross-Conditioned Proposals.  The Governance Proposals and Adjournment Proposal are not conditioned on the approval of any proposal set forth in this proxy statement.

It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination. If we do not consummate the Business Combination and fail to complete an initial business combination by July 20, 2022, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to our public stockholders.

Recommendation to Company Stockholders

The Special Committee recommended that the Board approve the Merger Agreement and the transactions contemplated thereby. Upon recommendation by the Special Committee and its own review and consideration, the Board believes that each of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal to be presented at the Special Meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the proposals.

When you consider the recommendation of our Board in favor of approval of the Business Combination Proposal, you should keep in mind that our Sponsor and directors and officers of the Company may have interests in the Business Combination that are different from or in addition to your interests as a stockholder. Stockholders should take these interests into account in deciding whether to approve the proposals presented at the Special Meeting, including the Business Combination Proposal. For more information and specific considerations, see the sections entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.”

Abstentions and Broker Non-Votes

Broker non-votes will not be counted as present for the purpose of determining a quorum as they are not considered to be entitled to vote on the non-routine matters to be presented at the Special Meeting. Broker non-votes will have the same effect as a vote “AGAINST” such Charter Approval Proposal, but will have no effect on the approval of the Business Combination Proposal, the NYSE Proposal, the Governance Proposals (which are non-binding advisory votes), the Director Election Proposal, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal.

At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to a particular proposal will have the same effect as a vote “AGAINST” such proposal, but will have no effect on the approval of the Director Election Proposal.

In general, if your shares are held in “street” name and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the proposals at the Special Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Special Meeting.

Voting Your Shares – Stockholders of Record

If you are a Company stockholder of record, you may vote by mail or virtually at the Special Meeting. Each share of our Common Stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your one or more proxy cards show the number of shares of our Common Stock that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our Common Stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Business Combination Proposal, “FOR” the NYSE Proposal, “FOR” the Charter Approval Proposal, “FOR” the Governance Proposals, “FOR” each nominee in the Director Election Proposal, “FOR” the Incentive Plan Proposal, “FOR” the Employee Stock Purchase Plan Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m. the business day prior to the Special Meeting.

Voting at the Virtual Meeting.  The Special Meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast at [●]. To be admitted to the virtual Special Meeting, go to the webcast URL and [enter your unique 12-digit control number]. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com]. For additional information, please see the section entitled “Special Meeting of Company Stockholders”

You can pre-register to attend the virtual meeting starting [●], 2021 at [●] Eastern Time. To pre-register, enter the webcast URL address into your browser and enter your control number, name and email address. Once you pre-register, you may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. For technical assistance during the meeting, you can contact [●] for assistance at [proxy@continentalstock.com].

In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Special Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the DGCL, or that otherwise makes it advisable to adjourn the Special Meeting, the chair or secretary of the Special Meeting will convene the meeting at [●] on the date specified above and at [●] solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. Under either of the foregoing circumstances, we will post information regarding the announcement at [●].

Voting Your Shares – Beneficial Owners

If your shares are held in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and this proxy statement is being sent to you by that broker, bank or other nominee. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote those shares. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of Common Stock. Please see “Attending the Special Meeting” below for more details.

Attending the Special Meeting

Only Company stockholders on the record date or their legal proxy holders may attend the Special Meeting. To be admitted to the virtual Special Meeting, go to the webcast URL and [enter your unique 12-digit control number]. Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees will be able to submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. For technical assistance during the meeting, you can contact Continental Stock Transfer & Trust Company for assistance at [(917) 262-2373], or via email at [proxy@continentalstock.com]Stockholders may appoint only one proxy holder to attend on their behalf.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at the Special Meeting by doing any one of the following:

•	you may send another proxy card with a later date;
•

you may notify the Company’s Secretary in writing to Rotor Acquisition Corp., The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, before the Special Meeting that you have revoked your proxy; or

•	you may attend the Special Meeting, revoke your proxy, and vote virtually, as indicated above.

No Additional Matters

The Special Meeting has been called only to consider the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our Common Stock, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200 (toll free), or banks and brokerage firms, please call collect: (203) 658-9400.

Redemption Rights

Pursuant to our current certificate of incorporation, any holders of our public shares may demand that such shares be redeemed in exchange for a price per share equal to the quotient obtained by dividing (i) the amount then held in our Trust Account net of taxes payable, calculated as of two business days prior to the consummation of the Business Combination, by (ii) the total number of shares of Class A Common Stock issued in the IPO then outstanding. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the consummation of the Business Combination, less franchise and income taxes payable). For illustrative purposes, based on the fair value of investment securities held in the Trust Account of $[●] as of [●], 2021, the estimated per share redemption price would have been approximately $[●].

In order to exercise your redemption rights, you must:

•	if you hold public units, separate the underlying public shares and public warrants;
•	check the box on the enclosed proxy card to elect redemption;
•

check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of Common Stock;

•

prior to [●] on [●], 2021 (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our Transfer Agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

and

•

deliver your public shares either physically or electronically through DTC’s DWAC system to our Transfer Agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to our Transfer Agent prior to the date set forth in these proxy materials, or up to two business days prior to the vote on the proposal to approve the Business Combination at the Special Meeting, or to deliver their shares to the Transfer Agent electronically using DTC’s DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.

Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold public units registered in your own name, you must deliver the certificate for such public units to Continental Stock Transfer & Trust Company, our Transfer Agent, with written instructions to separate such public units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the public units.

If a broker, dealer, commercial bank, trust company or other nominee holds your public units, you must instruct such nominee to separate your public units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our Transfer Agent. Such written instructions must include the number of public units to be split and the nominee holding such public units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and one-half of a public warrant per unit. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the public units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of shares of Class A Common Stock by our public stockholders will reduce the amount in our Trust Account, which held investment securities with a fair value of $[●] as of [●], 2021. The Merger Agreement provides that Sarcos’ obligation to consummate the Business Combination is conditioned on the amount in the Trust Account, together with the proceeds from the PIPE Financing, equaling or exceeding $200,000,000. The gross proceeds from the Private Placement of $220 million are sufficient to satisfy this closing condition. This condition to closing in the Merger Agreement is for the sole benefit of Sarcos and may be waived by Sarcos. If, as a result of redemptions of Class A Common Stock by our public stockholders, this condition is not met (or waived), then Sarcos may elect not to consummate the Business Combination. In addition, in no event will we redeem shares of our Class A Common Stock in an amount that would result in the Company’s failure to have net tangible assets of at least $5,000,001.

Prior to exercising redemption rights, stockholders should verify the market price of our Class A Common Stock as they may receive higher proceeds from the sale of their Class A Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our Class A Common Stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of our Class A Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the post-combination company, if any. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

If the Business Combination is not approved and we do not consummate an initial business combination by July 20, 2022, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our warrants will expire worthless.

Appraisal Rights

Appraisal rights are not available to holders of shares of our Common Stock in connection with the Business Combination.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of its Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. The Company has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Special Meeting. The Company and its directors, officers and employees may also solicit proxies in person. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. The Company will pay Morrow Sodali LLC a fee of up to $50,000, plus disbursements, reimburse Morrow Sodali LLC for its reasonable out-of-pocket expenses and indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to our stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting proxies.

PROPOSAL NO. 1 – APPROVAL OF THE BUSINESS COMBINATION

We are asking our stockholders to adopt the Merger Agreement and approve the transactions contemplated thereby, including the Business Combination.  Our stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Merger Agreement, which is attached as Annex A to this proxy statement. Please see the subsection entitled “The Merger Agreement” below, for additional information and a summary of certain terms of the Merger Agreement.  You are urged to read carefully the Merger Agreement in its entirety before voting on this proposal.

We may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of our outstanding shares of Common Stock present, represented virtually or by proxy and entitled to vote at the Special Meeting.

The Merger Agreement

This subsection of the proxy statement describes the material provisions of the Merger Agreement but does not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Annex A hereto. You are urged to read the Merger Agreement in its entirety because it is the primary legal document that governs the Business Combination.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the underlying disclosure schedules, which we refer to as the “Schedules,” which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the Schedules contain information that is material to an investment decision.

General Description of the Merger Agreement and Consideration to the Sarcos Equity Holders

On April 5, 2021, the Company entered into the Merger Agreement with Merger Sub and Sarcos, pursuant to which, among other things and subject to the terms and conditions contained in the Merger Agreement, the Company will acquire Sarcos. After giving effect to the Business Combination, Sarcos will continue as a subsidiary of the Company and the Sarcos Equity Holders will hold a portion of or the right to acquire a portion of the Company’s Common Stock.

The Company has agreed to provide its stockholders with the opportunity to redeem shares of Class A Common Stock in conjunction with a stockholder vote on the transactions contemplated by the Merger Agreement, including the Business Combination.

Effect of the Merger on Sarcos Securities

Immediately prior to Closing: (i) the Sarcos Warrants will be net exercised for Sarcos Common Stock and (ii) all of the preferred stock of Sarcos will be converted into Sarcos Common Stock, in each case pursuant to the terms of the Merger Agreement.  Upon consummation of such exercise and conversion, and as a result of the Merger, the Company will own 100% of the outstanding capital stock of Sarcos and each share of Sarcos Common Stock will be cancelled and converted into the right to receive a portion of the Common Stock of the Company issuable pursuant to the Merger Agreement. Each option to purchase shares of Sarcos’ Common Stock (the “Sarcos Options”) will be converted into an option exercisable into a number of shares of Common Stock and each award of Sarcos’ restricted stock units will be converted into a right to receive restricted stock units based on shares of Common Stock.

Consideration

Subject to the terms of the Merger Agreement, the aggregate Common Stock, including the Financing Shares and Earn-Out Shares, issuable to the Sarcos Equity Holders is 153,125,000 shares of Common Stock of the Company. Common Stock issued to the Sarcos Equity Holders are not subject to any adjustment, but the issuance of Financing Shares and Earn-Out Shares are subject to certain conditions and vesting thresholds.  Of the total aggregate consideration issuable to Sarcos Equity Holders, 5,000,000 shares of Common Stock will be issued by the Company at closing if Sarcos consummates an equity financing prior to the closing of the Business Combination (the “Financing Shares”), with one share being issued for every $10.00 raised in such financing.  Following the closing of the Business Combination, the Sarcos Stockholders will be entitled to receive an additional (1) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $15.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fourth anniversary of the closing, and (2) 14,062,500 shares of Common Stock if the closing share price of a share of Common Stock is equal to or exceeds $20.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fifth anniversary of the closing (collectively, the “Earn-Out Shares”).

An additional 22,000,000 shares of Common Stock will be purchased (at a price of $10.00 per share) at the Closing by certain third-party investors (collectively, the “PIPE Investors”), for a total aggregate purchase price of up to $220,000,000 (the “PIPE Financing”).

Closing and Effective Time of the Business Combination

The closing of the Business Combination is expected to take place remotely at a time and date to be specified in writing by the parties to the Merger Agreement, which will not be later than the third business day after the satisfaction or waiver of the conditions described below under the subsection “Conditions to Closing of the Business Combination” or at such other time, date and location as may be mutually agreed upon in writing by the parties to the Merger Agreement.

Definition of Material Adverse Effect

Certain of the representations and warranties in the Merger Agreement are qualified by a materiality or “material adverse effect” standard. The Merger Agreement defines a “material adverse effect” with regard to Sarcos as any change, event, effect, development or occurrence (each, an “Effect”) that, individually or in the aggregate with any other Effect, has had or would reasonably be expected to have a material adverse effect on (a) the condition (financial or otherwise), business, assets, or results of operations of the Sarcos and its subsidiaries (the “Group Companies”), taken as a whole, or (b) the ability of any Group Company to consummate the transactions contemplated hereby or thereby.  However, with respect to clause (a), when determining whether a “material adverse effect” with respect to Sarcos has occurred or would be reasonably expected to occur none of the following Effects from or related to shall be taken into account:

1.	conditions affecting the United States or the global economy generally,
2.	any national or international political or social conditions in the United States or any other country,
3.	changes in conditions of the financial, banking or securities markets generally,
4.	changes in any applicable Laws (including certain laws in response to COVID-19) or GAAP,
5.	any Effect that is generally applicable to the industries or markets in which the Group Companies operate,
6.	the public announcement of the transactions contemplated by the Merger Agreement,
7.

the taking of any action expressly required to be taken by the terms and conditions of the Merger Agreement by Sarcos (or expressly permitted to be taken as set forth in Section 5.1 of the Merger Agreement or the schedules thereto or that is otherwise consented to in writing by the Company),

8.

any failure, in and of itself, by the Group Companies to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period ending before, on or after the date of the Agreement (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to the other clauses of this definition), or

9.

the effects of any hurricane, tornado, flood, earthquake, tsunami, natural disaster or act of God, epidemics, pandemics or disease outbreaks (including COVID-19); provided, however, that any Effect resulting from a matter described in any of the foregoing clauses (1) through (3) may be taken into account in determining whether a “material adverse effect” with respect to Sarcos has occurred or is reasonably likely to occur to the extent such Effect has a materially disproportionate effect on the Group Companies, taken as a whole, relative to other similarly situated companies operating in the industries or markets in the geographies in which the Group Companies operate.

A “material adverse effect” with regard to the Company means any Effect that, individually or in the aggregate with any Effect, has had or would reasonably be expected to have a material adverse effect on the ability of the Company or Merger Sub to timely consummate the transactions contemplated by the Merger Agreement and the ancillary agreements thereto.

Conditions to Closing of the Business Combination

The respective obligations of the parties to the Merger Agreement to consummate and effect the Mergers and the other transactions contemplated by the Merger Agreement are subject to the satisfaction, at or prior to the closing of the Business Combination, of each of the following conditions:

•	the expiration or termination of the waiting period or periods under the HSR Act relating to the transactions contemplated by the Merger Agreement and the ancillary documents thereto;
•

the absence of any writ, order, judgment, injunction, settlement, decision, determination, award, ruling, subpoena, verdict or decree entered, issued, made or rendered by any governmental entity any or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Merger Agreement and the ancillary documents thereto;

•

approval by Nasdaq to list the Common Stock to be issued pursuant to the Merger Agreement, subject to any compliance extension or ability to remedy non-compliance, in each case as permitted by such Nasdaq listing rules;

•

approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting and such approvals remain in full force and effect;

•

approval of the Merger Agreement and the ancillary agreement and transactions contemplated thereby by the stockholders of Sarcos (following the Sarcos Preferred Conversion) has been obtained and remains in full force and effect;

•	approval of the Business Combination by the sole stockholder of Merger Sub has been obtained and remains in full force and effect; and
•	the Company has at least $5,000,001 of net tangible assets following stockholder redemptions.

The obligations of the Company and Merger Sub to consummate and effect the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction, at or prior to the closing of the Business Combination, of certain conditions, any of which may be waived, in writing, exclusively by the Company, including, among others:

•

Each of the Sarcos fundamental representations (other than the representations and warranties described in clause (ii)) will be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) in all material respects as of the Closing Date, except to the extent that any such representation and warranty is made on and as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date, (ii) each of the representations and warranties set forth in Section 3.1(a) (Organization and Qualification) and clause (a) of Section 3.8 (Absence of Changes) will be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, and (iii) each of the other representations and warranties of Sarcos set forth in Article 3 (Representations and Warranties Relating to the Group Companies) shall be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth therein) in all respects as of the Closing Date as though made on and as of the Closing Date, (A) except to the extent that any such representation and warranty is made on and as of an earlier date, in which case the same shall be true and correct in all respects as of such earlier date and (B) except where the failure of such representations and warranties to be true and correct, taken as a whole, would not have a “material adverse effect” with respect to Sarcos;

•

Sarcos performed and complied in all material respects with the covenants and agreements required to be performed or complied with by Sarcos under the Merger Agreement and the ancillary agreements thereto;

•	Sarcos delivered, or caused to be delivered, to the Company the following documents:
o	certificates duly executed by an authorized officer of Sarcos, dated as of the Closing Date, to the effect that conditions specified in the above two bullets are satisfied;
o

applicable good standing certificates (or similar documents applicable for such jurisdictions) for the Group Companies certified as of a date no later than fifteen (15) days prior to the Closing Date from the proper governmental entity of its jurisdiction of organization;

o	a copy of the Exchange Agent Agreement, duly executed by Sarcos and the Exchange Agent;

•	No “material adverse effect” of Sarcos has occurred and is continuing and uncured;
•

Immediately following execution of the Merger Agreement, certain Sarcos Stockholders, representing the requisite number of common stock of Sarcos (following the Company Preferred Conversion) necessary to approve the Merger Agreement and the transactions contemplated thereby, delivered a written consent approving such and such written consent remains in full force and effect (the “Merger Written Consent”);

•

Certain Sarcos Stockholders, representing a majority of the preferred stock of Sarcos, executed and delivered to the Company an irrevocable written consent approving the Sarcos Preferred Conversion and such written consent remains in full force and effect (the “Conversion Written Consent”);

•	Certain members of the Sarcos management team executed and delivered to the Company the Employment Agreements, in each case effective as of the Closing and in a reasonable and customary form; and
•	Holders of Sarcos Warrants delivered the Warrant Exercise Notice and exercised such into Sarcos Common Stock immediately prior to the Merger.

The obligation of Sarcos to consummate and effect the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction, at or prior to the closing of the Business Combination, of certain conditions, any of which may be waived, in writing, exclusively by Sarcos, including, among others:

•

(i) the Company fundamental representations (other than the representations and warranties described in clause (ii)) are true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitations set forth therein) in all material respects as of the Closing Date as though made on and as of the Closing Date, except to the extent that any such representation and warranty is made on and as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date, (ii) each of the representations and warranties set forth in Section 4.1(a) (Organization and Qualification) shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date and (iii) the representations and warranties set forth in Article 4 (other than the Company fundamental representations), without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitations set forth therein, shall be true and correct in all respects as of the Closing Date as though made on and as of the Closing Date, (A) except to the extent that any such representation and warranty is made on and as of an earlier date, in which case the same shall be true and correct in all respects as of such earlier date, and (B) except where the failure of such representations and warranties to be true and correct, taken as a whole, would not have a “material adverse effect” with respect to Rotor or Merger Sub;

•

The Company and Merger Sub performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company and Merger Sub under the Merger Agreement and the ancillary agreements thereto;

•	The Company delivered, or caused to be delivered, to Sarcos the following documents:
o	certificates duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that conditions specified in the above two bullets are satisfied;
o	a copy of the Exchange Agent Agreement, duly executed by the Company, the Sponsor and the Exchange Agent;
o	a copy of the filed Second Amended and Restated Certificate of Incorporation
o	a copy of the Registration Rights Agreement, duly executed by the Company and the Sponsor; and
o	written resignations of all directors of the Company effective as of the effective time of the Merger;
•

The amount of cash available in the Trust Account, after stockholder redemptions (but prior to the payment of any transaction expenses or deferred underwriting fees), plus the proceeds from the PIPE financing equals or is greater than $200,000,000.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the Company and Merger Sub, on the one hand, and Sarcos and its subsidiaries, on the other hand, relating to their respective businesses and, in the case of the Company, its public filings. The representations and warranties described below and included in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement and as of specific dates, may be subject to a contractual standard of materiality different from what you might view as material, and may be subject to limitations agreed upon by the parties to the Merger Agreement. In addition, the representations and warranties of Sarcos and its subsidiaries have been qualified by information that the Sarcos and its subsidiaries set forth in the Schedules provided in connection with the Merger Agreement; the information contained in the Schedules modifies, qualifies and creates exceptions to the representations and warranties in the Merger Agreement and is subject to the materiality and material adverse effect standards described in the Merger Agreement.

Sarcos has made representations and warranties about itself and its subsidiaries to the Company and Merger Sub relating to, among other things, capitalization of the Group Companies; authority; financial statements and no undisclosed liabilities; no violations and consents and requisite governmental approvals; permits; material contracts; absence of changes; litigation; compliance with applicable law; employee plans; environmental matters; intellectual property; labor matters; insurance; tax matters; brokers; real and personal property; transactions with affiliates; material customers and suppliers; data privacy and security requirements; compliance with international trade and anti-corruption laws; information supplied; indebtedness and Paycheck Protection Program loans; government contracts; and investigation.  The representations and warranties of Sarcos identified as fundamental under the terms of the Merger Agreement are those made pursuant to Sections 3.1(a) and (b) (Organization and Qualification) (other than representations and warranties regarding the Sarcos’ subsidiaries), 3.2(a) through (d) (Capitalization of Sarcos), 3.3 (Authority), 3.5(i) and (iii) (No Violations) and 3.17 (Brokers).

The Company and Merger Sub have made representations and warranties about themselves and their subsidiaries to Sarcos regarding the following: authority; no violations and consents and requisite government approvals; brokers; financing; information supplied; capitalization of the Company and Merger Sub; SEC filings; Trust Account; absence of changes; litigation; compliance with applicable law; internal controls, listing, financial statements; no undisclosed liabilities; tax matters; employees; opinion of the financial advisor; transaction expenses; no prior operations of Merger Sub; not foreign person; and investigation.  The representations and warranties of the Company and Merger Sub identified as fundamental under the terms of the Merger Agreement are those made pursuant to Sections 4.1 (Organization and Qualification), 4.2 (Authority), 4.3(i) and (iii) (No Violations), 4.4 (Brokers) and 4.7(a) (Capitalization of the Rotor Parties).

Exclusivity

From the date of the Merger Agreement until the earlier of the closing or the termination of the Merger Agreement, Sarcos has agreed not to, and to cause its subsidiaries and representatives not to:

•

accept, initiate, respond to, encourage, entertain, solicit, negotiate, provide information with respect to or discuss other offers for the direct or indirect sale, merger, transfer, IPO, debt or equity refinancing or recapitalization of the Company or any or all of its Subsidiaries, or any of the securities, business, properties or assets of the Company or any or all of its Subsidiaries, or other offers that would require the Company to abandon the transactions contemplated hereby (each, a “Sarcos Proposal”);

•	furnish or disclose any non-public information to any Person in connection with, or that would reasonably be expected to lead to, Sarcos Proposal;
•	enter into any Contract regarding a Sarcos Proposal;
•	prepare or take any steps in connection with a public offering of any equity securities of any Group Company (or any successor to or parent company of any Group Company); or
•

otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing or seek to circumvent the foregoing or further Sarcos Proposal.

Sarcos has further agreed to promptly notify the Company (and in any event within forty-eight (48) hours after receipt) of any request for non-public information of, or a Sarcos Proposal for, it or any of its subsidiaries and to cease and cause to be terminated any discussions or negotiations with any Persons that may be ongoing with respect to a Sarcos Proposal.

From the date of the Merger Agreement until the earlier of the closing or the termination of the Merger Agreement, the Company and Merger Sub have agreed not to and to cause their representatives not to directly or indirectly: (i) accept, initiate, respond to, knowingly encourage, solicit, negotiate, provide information with respect to or discuss other offers with respect to any merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or similar business combination with any person (each a “Rotor Proposal”), (ii) issue or execute any contract, indication of interest, memorandum of understanding, letter of intent, or any other similar agreement with respect to a Rotor Proposal, or (iii) commence, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way in connection with a Rotor Proposal. The Company’s affiliates, including Sponsor, are not restricted in any way with respect to the pursuit by such affiliates of any transaction not related to the Company.

Conduct of Business Pending the Business Combination

Until the earlier termination of the Merger Agreement or the closing of the Business Combination, the Company and Merger Sub, on the one hand, and Sarcos and its subsidiaries, on the other hand, have each agreed to carry on its business in the ordinary course consistent with past practice, except as otherwise required by law or the Merger Agreement or consented to in writing by the Company (in the case of Sarcos and its subsidiaries) or Sarcos (in the case of the Company and Merger Sub).

Sarcos Conduct of Business

Sarcos has agreed to and to cause its Subsidiaries to, except as required by or expressly permitted by the Merger Agreement (including the ancillary agreements and schedules thereto), as required by applicable law, those commercially reasonable actions taken (or not taken) to mitigate the risk on any of the Group Companies of COVID-19, or as consented to in writing by the Company, operate the business of the Group Companies in the ordinary course of business, and use commercially reasonable efforts to maintain and preserve intact the business organization, assets, properties, goodwill and relationships with the officers, employees, suppliers, partners, customers and other material business relations of the Group Companies.  Subject to the exceptions set forth above Sarcos has agreed not to and to cause its Subsidiaries not to:

1.

declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Group Company’s equity securities, or repurchase, redeem, or otherwise acquire, any outstanding equity securities of any Group Company, other than any redemptions of outstanding equity securities of any Group Company held by an employee thereof in connection with his or her termination of employment, but solely to the extent such redemption is contemplated pursuant to the terms of such individual’s employment agreement or award agreement(s) issued under an equity plan of a Group Company;

2.

(A) merge, consolidate, combine or amalgamate with any person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any equity security in or a substantial portion of the assets of, or by any other manner) any business or any corporation, partnership, association or other business entity or organization or division thereof;

3.	adopt any amendments, supplements, restatements or modifications to or otherwise terminate any governing documents or certain agreements with Sarcos stockholders;
4.

(A) sell, assign, abandon, let lapse, lease, license or otherwise dispose of any material assets or properties, other than non-exclusive licenses granted to customers to use a Sarcos product in the ordinary course of business pursuant to a standard form or license agreement, or inventory or obsolete equipment in the ordinary course of business or (B) create, subject or incur any lien on any material assets or properties of the Group Companies (other than certain permitted liens), or (C) disclose any material trade secrets of the Group Companies or any software source code;

5.

(A) transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a lien (1) any equity securities of any Group Company or (2) any options, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating any Group Company to issue, deliver or sell any equity securities of any Group Company or (B) adjust, split, combine or reclassify any equity securities of any Group Company or other rights exercisable therefor or convertible into;

6.

incur, create or assume any indebtedness for borrowed money (including any loan pursuant to the provisions of the CARES Act), except pursuant to the proposed facilities set forth in the schedules to the Merger Agreement;

7.

make any loans, advances or capital contributions to, or guarantees for the benefit of, or any equity or other investments in, any person, other than any capital contributions in another wholly owned Group Company in the ordinary course of business and the reimbursement of expenses of employees in the ordinary course of business;

8.

(A) except as required under the terms of any employee benefit plan, adopt or enter into any benefit or compensation plan, policy, program or contract that would constitute an employee benefit plan or (B) subject to certain exceptions, change compensation or benefits, except for (x) at any time prior to the filing of a definitive proxy statement, changes in the Sarcos’ reasonable discretion or (y) at any time after the filing of a definitive proxy statement, changes in Sarcos’

reasonable discretion that would not reasonably be expected to require a supplement to the definitive proxy statement under applicable law;
9.

make, change or revoke any material election concerning taxes, adopt or change any accounting method concerning taxes, change any tax accounting period, amend any material tax return, enter into any material tax closing agreement, settle or surrender any material tax proceeding, fail to pay any material tax when due (including any material estimated tax payments), fail to timely file (taking into account valid extensions) any material tax return required to be filed, file any material tax return in a manner that materially differs from past practice, enter into any tax sharing, tax allocation, tax receivable, tax indemnity agreement or other similar agreement (other than commercial agreements entered into in the ordinary course of business that are not primarily related to taxes), or surrender any right to claim any refund of a material amount of taxes;

10.	take any action or knowingly fail to take any action where such action or failure to act would reasonably be expected to prevent or impede the intended tax treatment;
11.	change any methods of accounting or accounting practices, except as required by GAAP;
12.

enter into any settlement, conciliation or similar contract, in each case, that would be material to the Group Companies, taken as a whole, involves any criminal misconduct or any admission or wrongdoing by any Group Company, or that is brought by or on behalf of any current Sarcos stockholder;

13.

authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction;

14.

enter into, conduct, engage in or otherwise operate any new line of business, change its operating policies in any material respect or discontinue or make any material change to the business of the Group Companies;

15.

change any insurance policy or plan in effect as of the date hereof or allow such policy or plan to lapse, in each case without using commercially reasonable efforts to obtain a reasonable replacement thereof;

16.	enter into, amend, waive or terminate any certain transactions with certain related parties;
17.	terminate or amend in a manner that is materially adverse to the Group Companies any material contract; and
18.	enter into any contract to take, or cause to be taken, any of the actions set forth above.

Company Conduct of Business

Until the earlier of termination of the Merger Agreement or consummation of the Business Combination, the Company agreed to cause its Subsidiaries to, as applicable, (x) keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities laws and shall use its commercially reasonable efforts to maintain the listing of the Class A Common Stock and public warrants on NYSE and (y) except as expressly contemplated by the Merger Agreement (including the ancillary agreements and schedules thereto), as required by applicable law or as consented to in writing by Sarcos (such consent not to be unreasonably withheld, conditioned or delayed), not do any of the following:

1.	adopt any amendments, supplements, restatements or modifications to the Trust Agreement or the governing documents of the Company or Merger Sub;
2.

declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any equity securities of the Company or Merger Sub, or repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding equity securities of the Company or any of its affiliates (other than the redemption of public shares in connection with the Business Combination);

3.

incur, create or assume any indebtedness for borrowed money, other than up to $1,500,000 in non-interest bearing working capital loans that do not have any prepayment or repayment premiums, penalties, breakage or similar costs if it were to be prepaid or repaid in full;

4.	make any loans or advances to, or capital contributions in, any other person, other than to, or in, the Company or Merger Sub;
5.	issue any equity securities or grant any additional options, warrants or stock appreciation rights with respect to equity securities;

6.

enter into, renew, modify or revise any contract with an affiliate without the prior written consent of the Special Committee, other than in connection with any non-interest bearing working capital loans;

7.	engage in any new line of business or engage in any commercial activities (other than to consummate the transactions contemplated hereby);
8.	authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;
9.

take any action that would reasonably be expected to significantly delay or impair (A) the timely filing of any of its public filings with the SEC (giving effect to any permitted extensions), (B) its compliance in all material respects with applicable securities Laws or (C) the listing of the Class A Common Stock on NYSE; or

10.	enter into any contract to take, or cause to be taken, any of the actions set forth above.

Merger Written Consent

Pursuant to the Merger Agreement, as promptly as practicable after the mailing of this Proxy Statement, Sarcos shall cause to be delivered to each Sarcos Stockholder a notice requesting such holders execution of the Merger Written Consent, and as applicable, the Registration Rights Agreement and Sarcos Lock-Up Agreement.  Sarcos has agreed to use commercially reasonable efforts to obtain from each Sarcos Stockholder executed copies of the Merger Written Consent, the Registration Rights Agreement and the Sarcos Lock-Up Agreement; provided that delivery of such is not a condition to closing.  The Merger Written Consent delivered immediately following the signing represented the requisite number of common stock of Sarcos (following the Company Preferred Conversion) necessary to approve the Merger Agreement and the transactions contemplated thereby.

Additional Covenants of the Parties

The Merger Agreement also contains customary mutual covenants relating to reasonable best efforts to consummate the Business Combination, director and officer indemnification, the preparation of this proxy statement, the granting of access to information, the filing of tax returns and other tax matters, confidentiality, public announcements with respect to the transactions contemplated by the Merger Agreement, notification in certain events, the procurement of applicable third party consents, the retention of various books and records.

No Survival of Representations and Warranties; No Indemnification

Each representation, warranty, covenant, undertaking and agreement contained in the Merger Agreement will expire as of, and will not survive, the consummation of the Business Combination. If the Business Combination is completed, neither Sarcos nor any of its subsidiaries (and their respective affiliates, directors, officers, employees, stockholders, partners, members or representatives) will have any liability with respect to any such representation, warranty, covenant, undertaking or agreement that expires as of the consummation of the Business Combination and no party to the Merger Agreement has any post-closing indemnification obligations to the other party thereto (with certain limited exceptions, including liability arising out of fraud).

Termination

The Merger Agreement may be terminated at any time prior to the closing of the Business Combination:

•	By mutual written consent of the Company and Sarcos;
•

By the Company as a result of breach by or non-performance of Sarcos and such breach or non-performance gives rise to a failure of a condition precedent and cannot or has not been cured within 30 days’ notice by the Company;

•

By Sarcos as a result of breach by or non-performance of the Company or Merger Sub and such breach or non-performance gives rise to a failure of a condition precedent and cannot or has not been cured within 30 days’ notice by Sarcos;

•	By either the Company or Sarcos:
o

if the closing of the Business Combination has not occurred on or prior to October 5, 2021 (the “Termination Date”), provided that the Termination Date shall automatically be extended on a day-for-day basis (up to 30 days) for each day of any delay to the applicable waiting or review periods, or any extension thereof of any governmental entity that would, or would reasonably be expected to, have the effect of delaying, impeding, hindering or preventing the review of the transactions contemplated hereby; and provided further that the terminating party is not in breach or is the proximate cause of such breach causing such delay;

o	if any governmental entity shall have taken a final, non-appealable action which permanently restraints, enjoins or otherwise prohibits the transactions contemplated by the Merger Agreement; or

o

if one or more of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal is not approved by the stockholders at the Special Meeting;

•	By the Company if the Conversion Written Consent or Merger Written Consent is no longer valid or otherwise revoked or rescinded;
•	By Sarcos if there is a change in recommendation of the board of directors of the Company with respect to the Business Combination; and
•	By the Company if Sarcos had failed to deliver the financial statements of Sarcos included in this proxy statement by 5:00 p.m. Eastern Time April 15, 2021.

If the Merger Agreement is validly terminated, none of the parties thereto will have any liability or any further obligation under the Merger Agreement with certain limited exceptions, including liability arising out of fraud or willful and material breach of any covenant or agreement set forth in the Merger Agreement prior to such termination.

Amendments

The Merger Agreement may be amended by the parties to the Merger Agreement at any time by execution of an instrument in writing signed on behalf of each of the parties to the Merger Agreement; provided that the Special Committee is required to approve any amendment that would affect in any material respect the merger consideration issued to the Sarcos Equity Holders (including the Financing Shares and Earn-Out Shares) or the Second Amended and Restated Certificate of Incorporation of the post-combination company.

Other Agreements

This section describes certain additional agreements entered into or to be entered into pursuant to the Merger Agreement, but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the agreements. The full text of these additional agreements, or forms thereof, are filed as annexes or exhibits to this proxy statement, and the following descriptions are qualified in their entirety by the full text of such annexes and exhibits. Stockholders and other interested parties are urged to read such additional agreements in their entirety prior to voting on the proposals presented at the Special Meeting.

Subscription Agreements (PIPE Financing)

Concurrent with the execution of the Merger Agreement, the Company entered into subscription agreements (collectively, the “Subscription Agreements”) with the PIPE Investors. Pursuant to the Subscription Agreements, the PIPE Investors agreed to subscribe for and purchase, and the Company agreed to issue and sell to the PIPE Investors, an aggregate of 22,000,000 shares of Common Stock at $10.00 per share, for an aggregate purchase price of $220 million, concurrent with the closing of the Business Combination, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreements contain customary representations and warranties of the Company, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Merger Agreement. Each Subscription Agreement provides that the Company will grant the PIPE Investors certain customary registration rights.  Pursuant to the Subscription Agreement, the post-combination company is obligated to register with the SEC such Common Stock for resale no later than 30 days following the consummation of the Business Combination.

In connection with the PIPE Financing, the Company engaged Credit Suisse Securities (USA) LLC (“Credit Suisse”), Jefferies LLC (“Jefferies”) and PJT Partners LP (“PJT”) to act as the Company’s co-placement agents. In connection with performing services as co-placement agents, Credit Suisse, Jefferies and PJT will receive fees and expense reimbursements customary for a PIPE transaction (subject to the terms and conditions of their engagement letters with the Company). Jefferies and PJT were previously hired to advise Sarcos in connection with the proposed business combination, and will receive customary compensation in connection therewith. Except in respect of the PIPE Financing, Jefferies and PJT did not provide any advice to the Company, including, but not limited to, regarding the valuation of Sarcos or the terms of the business combination with Sarcos. The Company and Sarcos each signed agreements with Jefferies and PJT acknowledging their role as both financial advisor to Sarcos in connection with the proposed business combination and as co-placement agent to the Company in connection with the PIPE Financing and waived any purported conflicts in connection with such dual roles. In addition, Credit Suisse, Jefferies, PJT and their respective affiliates may provide investment banking and other financial services to the Company, Sarcos and their respective affiliates in the future, for which they would expect to receive customary compensation.

The foregoing summary of the Subscription Agreements is not complete and is qualified in its entirety by reference to the complete text of the Form of Subscription Agreement attached hereto as Annex D.

Sarcos Lock-up Agreements

Certain Sarcos Stockholders have entered and will enter into lock-up agreements (collectively, the “Sarcos Lock-up Agreements”) with Sarcos and the Company. Pursuant to the Sarcos Lock-up Agreements, Common Stock issued pursuant to the Merger Agreement will be subject to certain transfer restrictions following the closing of the Business Combination:

1.

For holders of shares of Sarcos Preferred Stock and Sarcos Warrants, among other things, 50% of such Common Stock received in exchange for such securities pursuant to the Merger Agreement may only be transferred beginning at the earlier to occur of (i) the close of business on the 120th day after the closing of the Business Combination, provided that the average closing price of the Common Stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period prior to the transfer, and (ii) the close of business on the six month anniversary of the closing of the Business Combination. The remaining 50% of Common Stock may be transferred beginning on the close of business on the one year anniversary of the closing of the Business Combination.

2.

For holders of Sarcos common stock, options, restricted stock awards, and restricted stock unit awards, among other things, 20% of such securities may only be transferred beginning at the earlier to occur of (i) the close of business on the 120th day after the closing of the Business Combination, provided that the average closing price of the Company’s Common Stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period prior to the transfer, and (ii) the close of business on the 180th day after the closing of the Business Combination. The remaining 80% of such securities may only be transferred beginning upon the earlier to occur of (a) such time as the post-combination company or any of its subsidiaries have delivered to one or more customers at least 20 Guardian XO and/or Guardian XT commercial units (but in no event prior to the close of business on the one year anniversary of the closing of the Business Combination), and (b) the close of business on the second anniversary of the closing of the Business Combination.

In each case, the forgoing lock-up restrictions will terminate upon a liquidity event of the post-combination company, whereby the post-combination company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the post-combination company’s stockholders having the right to exchange their equity holdings in the post-combination company for cash, securities or other property.  The lock-up restrictions are also subject to certain customary transfer exceptions.

The foregoing summary of the Sarcos Lock-up Agreements is not complete and is qualified in its entirety by reference to the complete text of the Form of Sarcos Lock-up Agreement attached hereto as Annex G-1.

Other Lock-up Agreements

Concurrent with the execution of the Merger Agreement, at the request of the Special Committee, the Specified Sarcos Equity Holders, including the holders of all outstanding Sarcos Warrants, entered into lock-up agreements (collectively, the “Other Lock-up Agreements”) with Sarcos and the Company. Pursuant to the Other Lock-up Agreements, the Specified Sarcos Equity Holders agreed to certain transfer restrictions with respect to Common Stock received in connection with the Business Combination (including, as applicable, Common Stock distributed by Rotor-Sarcos, LLC or Sponsor or Common Stock issued upon exercise of Private Placement Warrants held or distributed by Sponsor) the earlier of (i) a period of one year following the closing of the Business Combination or (ii) the post-combination company’s completion of a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the post-combination company’s stockholders having the right to exchange their equity holdings in the post-combination company for cash, securities or other property.  The lock-up restrictions are also subject to certain customary transfer exceptions.  The Specified Sarcos Equity Holders further agreed (i) to irrevocably waive certain preemptive rights with respect to any issuance and sale by Sarcos of new securities pursuant to certain contractual rights entered into with Sarcos, and (ii) that such holders will not purchase any new securities issued and sold by Sarcos at any time prior to the closing of the Business Combination.

The foregoing summary of the Other Lock-up Agreements is not complete and is qualified in its entirety by reference to the complete text of the Form of Other Lock-up Agreement attached hereto as Annex G-2.

Registration Rights Agreement

Concurrent with the consummation of the Business Combination, the Company, the Sponsor and certain Sarcos Stockholders will enter into a registration rights agreement with respect to the post-combination company’s securities.  The Registration Rights Agreement will provide for the registration of the Class A Common Stock and Private Placement Warrants held by such securities holders with the SEC on Form S-3 (when eligible) within 30 days following a request by a majority of the holders.  The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing summary of certain of the Sarcos Stockholders’ and Sponsor’s registration rights is not complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement attached hereto as Annex H and incorporated by reference herein.

Waiver Agreement

Concurrent with the execution of the Merger Agreement, the Company, the Sponsor, and the BlackRock and Millennium Holders entered into a waiver agreement (the “Waiver Agreement”), pursuant to which the Sponsor and the BlackRock and Millennium Holders each agreed to irrevocably waive their respective anti-dilution and conversion rights set forth in the Company’s current certificate of incorporation and to forfeit a certain number of shares of Founder Shares and Private Placement Warrants, in each case on the terms and subject to the conditions set forth therein.

The foregoing summary of the Waiver Agreement is not complete and is qualified in its entirety by reference to the complete text of the Waiver Agreement attached hereto as Annex I.

Exchange Agent Agreement

On [●], 2021, Sarcos, the Sponsor and the Company has entered into an exchange agent agreement (the “Exchange Agent Agreement”) with [●] (the “Exchange Agent”) to serve as the paying and exchange agent with respect to the exchange of Sarcos securities for Common Stock of the Company pursuant to the Merger Agreement.

The foregoing summary of the Exchange Agent Agreement is not complete and is qualified in its entirety by reference to the complete text of the Exchange Agent Agreement attached hereto as Annex J.

Projected Financial Information

Prior to the approval by the Board of the Business Combination and the execution of the Merger Agreement and related agreements, Sarcos provided the Company with internally prepared forecasts for each of the years ending December 31, 2021 through 2026, which was also provided to the Special Committee and Board of Directors of the Company, as well as Houlihan Lokey (and approved by the Company and the Special Committee for Houlihan Lokey’s use) for purposes of its opinion and financial analyses described in “Proposal No. 1—Approval of the Business Combination—Opinion of the Financial Advisor to the Special Committee.” Sarcos does not as a matter of course make public forecasts as to future results. The management of Sarcos prepared the prospective financial and operating information set forth below to provide to Rotor. The accompanying prospective financial and operating information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or GAAP with respect to forward looking financial information.  The forecasts include Operating EBITDA and Adjusted EBITDA, which are non-GAAP financial measures.

Operating EBITDA is defined as net loss adjusted for income and taxes, depreciation and amortization not derived from XO/XT unit deployment, and other income or expense. Adjusted EBITDA is defined as net loss adjusted for interest and taxes, depreciation and amortization, and other income or expenses, amortization of costs related to XO/XT unit deployment that is reflected in cost of goods sold. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Free Cash Flow is defined as operating cash flows less capital expenditures. Operating EBITDA, Adjusted EBITDA and Free Cash Flow are key measures used by Sarcos’ management and board of directors to evaluate its operating performance and liquidity, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis and, in the case of exclusion of the impact of equity-based compensation, excludes items that Sarcos does not consider to be indicative of its core operating performance. Free Cash Flow is an important indicator of Sarcos’ liquidity because it measures the amount of cash it generates. Free Cash Flow also reflects changes in working capital. Accordingly, Sarcos believes that the use of these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Sarcos’ operating results, liquidity and prospects in the same manner as its management and board of directors. Non-GAAP financial measures have limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of Sarcos’ results as reported under GAAP. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Sarcos’ non-GAAP measures may not be directly comparable to similarly titled measures of other companies. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses that are required by GAAP to be recorded in Sarcos’ financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense are excluded or included in determining these non-GAAP financial measures. To compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP projections.

Due to the forward-looking nature of these projections, specific quantifications of the amounts that would be required to reconcile such projections to GAAP measures are not available and Sarcos’ management believes that it is not feasible to provide accurate forecasted non-GAAP reconciliations. In the view of Sarcos’ management, this financial and operating information was prepared on a reasonable basis, reflects the best currently available estimates and judgments, and presents, to the best of management’s knowledge and belief, the expected course of action and the expected future performance of Sarcos. This information should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective information.  Reconciliations of non-GAAP financial measures were not relied upon by the Special Committee, by the Board, or by Houlihan Lokey for purposes of its opinion and financial analyses. Accordingly, we have not provided a reconciliation of the financial measures.

The projected information included in this proxy statement has been prepared by, and is the responsibility of, Sarcos’ management. Ernst & Young LLP, Sarcos’ independent registered public accounting firm, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying projected financial information and, accordingly, Ernst & Young LLP does not express an opinion or any other form of assurance with respect thereto. The Ernst & Young LLP report included in this proxy statement relates to Sarcos’ previously issued financial statements. It does not extend to the projected financial information and should not be read to do so.

The inclusion of projections in this proxy statement should not be regarded as an indication that the Company, the Special Committee, the Board, or their respective affiliates, advisors or other representatives considered, or now considers, such projections necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination. The projections are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement, including investors or holders, are cautioned not to place undue reliance on this information. You are cautioned not to rely on the projections in making a decision regarding the transaction, as the projections may be materially different than actual results. We will not refer back to the projections in our future periodic reports filed under the Exchange Act.

The projections reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to Sarcos’ business, all of which are difficult to predict and subject to change and many of which are beyond Sarcos’ and the Company’s control. Among other things, the following projections were based on assumptions regarding the timing of commercialization of Guardian XT and Guardian XO, cumulative units sold and ramp of commercial sales, pricing model, per unit pricing, cost of goods sold at commercial scale and cost of product service. The projections are forward-looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond Sarcos’ control. See “Risk Factors,” “Sarcos Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Cautionary Note Regarding Forward-Looking Statements.” As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Since the projections cover multiple years, such information by its nature becomes less reliable with each successive year. These financial projections are subjective in many respects and thus are subject to multiple interpretations and periodic revisions based on actual experience and business developments.  We encourage you to review Sarcos’ financial statements included in this proxy statement as well as the section entitled “Summary Historical Financial Information of Sarcos,” “Unaudited Pro Forma Condensed Combined Financial Information,” “Summary Unaudited Pro Forma Condensed Combined Financial Information” and “Sarcos Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement.

Furthermore, the financial projections do not take into account any circumstances or events occurring after the date they were prepared and presented to the Company on February 5, 2021. Nonetheless, a summary of the projections is provided in this proxy statement because they were made available to the Board in connection with their review of the proposed transaction. See “Risk Factors” and “Sarcos Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding Sarcos’ expectations as of the date of this proxy statement regarding the timing of commercialization of the Guardian XT and Guardian XO, its impact on Sarcos’ prospects and operating results and related matters.

EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT A SUMMARY OF THE PROJECTIONS FOR SARCOS, NEITHER ROTOR NOR SARCOS UNDERTAKES ANY OBLIGATIONS, AND EACH EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.

The key elements of the projections provided to and relied upon by the Company, the Board, the Special Committee, and provided to Houlihan Lokey for purposes of its opinion and financial analyses, are summarized in the table below:

Projected P&L Information ($ in millions)
	2019A(1)	2020A(1)	2021E	2022P	2023P	2024P	2025P	2026P

Total Revenue	$ 10.2	$ 8.5	$ 8.7	$ 21.8	$ 165.5	$ 437.7	$ 1,228.5	$ 2,713.5

Total COGS	$ 5.2	$ 4.9	$ 4.7	$ 17.1	$ 76.6	$ 202.9	$ 579.8	$ 1,122.7

Gross Profit	$ 4.9	$ 3.6	$ 4.0	$ 4.7	$ 89.0	$ 234.8	$ 648.7	$ 1,590.8
Gross Margin %	48.5%	42.3%	46.2%	21.6%	53.7%	53.6%	52.8%	58.6%

Total Operating Expenses	$ 21.0	$ 22.4	$ 54.6	$ 67.8	$ 85.1	$ 108.3	$ 162.2	$ 223.1

Operating EBITDA (2)	$ (16.1)	$ (18.8)	$ (50.6)	$ (63.1)	$ 3.9	$ 126.4	$ 486.5	$ 1,367.7

Net Income (Loss)	$ (16.1)	$ (17.9)	$ (51.6)	$ (63.8)	$ 3.6	$ 126.1	$ 352.4	$ 929.6

Adjusted EBITDA (3)	$ (16.1)	$ (18.8)	$ (50.6)	$ (58.9)	$ 45.7	$ 228.0	$ 753.1	$ 1,905.6
Adjusted EBITDA Margin	N.M	N.M	N.M	N.M	27.6%	52.1%	61.3%	70.2%

Footnotes:

(1) Figures for 2019 and 2020 do not correspond to the figures presented in the annual financial statements for the years ended December 31, 2019 and 2020 included elsewhere in this proxy statement due to the impact of a restatement for the year ended December 31, 2019. The financial projections were prepared by Sarcos management before the financial statements contained elsewhere in this proxy statement were finalized.

(2) Operating EBITDA includes amortization expense for RaaS units which is included in the respective COGS lines

(3) Adjusted EBITDA adds back the amortization expense from RaaS units

Adjusted EBITDA	2020A	2021E	2022E	2023E	2024E	2025E	2026E

Net Income (Loss)	($17.9)	($51.6)	($63.8)	$3.6	$126.1	$352.4	$929.6

Depreciation and Amortization	1.6	1.1	0.7	0.3	0.4	0.5	0.6

Interest Income/(Expense)	0.1	-	-	-	-	-	-

Other Income/(Expense)	2.4	-	-	-	-	-	-

Income Tax Expense	0.0	-	-	-	-	133.6	437.5

EBITDA	($18.8)	($50.6)	($63.1)	$3.9	$126.4	$486.5	$1,367.7

Amortization from XO/XT Units	-	-	4.3	41.9	101.5	266.6	538.0

Adjusted EBITDA	($18.8)	($50.6)	($58.9)	$45.7	$228.0	$753.1	$1,905.6

Projected Unit Production Information
	2019A	2020A	2021E	2022P	2023P	2024P	2025P	2026P

Cumulative XO RAAS Units	-	-	-	300	1,200	4,200	11,700	24,200

Cumulative DX RAAS Units	-	-	-	250	1,350	3,800	10,300	18,800

Cumulative GS Production Units			40	115	235	365	515	665

Projected Cash Flows Information ($ in millions)
	2019A(1)	2020A(1)	2021E	2022P	2023P	2024P	2025P	2026P

Net Income (Loss)	$ (16.1)	$ (17.9)	$ (51.6)	$ (63.8)	$ 3.6	$ 126.1	$ 352.4	$ 929.6

Cash from Operating Activities	$ (16.0)	$ (18.1)	$ (50.6)	$ (51.4)	$ 64.4	$ 288.5	$ 759.9	$ 1,652.8

Cash used in Investing Activities	$ (0.7)	$ (2.1)	$ (13.0)	$ (47.6)	$ (114.3)	$ (294.0)	$ (732.9)	$(1,066.1)

Free Cash Flow	$ (16.7)	$ (20.1)	$ (63.6)	$ (99.0)	$ (50.0)	$ (5.6)	$ 27.1	$ 586.7

(1) Figures for 2019 and 2020 do not correspond to the figures presented in the annual financial statements for the years ended December 31, 2019 and 2020 included elsewhere in this proxy statement due to the impact of a restatement for the year ended December 31, 2019. The financial projections were prepared by Sarcos management before the financial statements contained elsewhere in this proxy statement were finalized.

In addition, unlevered free cash flows were calculated by Houlihan Lokey, using financial projections prepared by Sarcos management, as Adjusted EBITDA, minus non-product depreciation and amortization and other income, minus cash taxes (excluding the impact of any estimated net operating loss carryforwards), minus capital expenditures, plus decrease in net working capital.  Figures for 2021E unlevered free cash flows represent the period beginning April 3, 2021 through December 31, 2021.

Calculation of Unlevered Free Cash Flows ($ in millions)
2019A	2020A	2021E	2022P	2023P	2024P	2025P	2026P

—	—	$ (56.3)	$ (99.3)	$ (50.5)	$ (45.4)	$ 29.8	$ 686.2

EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT OF THE FINANCIAL PROJECTIONS FOR SARCOS, ROTOR UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FINANCIAL PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE.

Background of the Business Combination

The terms of the Merger Agreement are the result of negotiations between the Company, Sarcos and their respective representatives. The following is a brief description of the background of these negotiations.

The Company is a blank check company incorporated in the State of Delaware on August 27, 2020 and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Our Sponsor purchased 6,900,000 Founder Shares for an aggregate price of $25,000 (subsequently forfeiting 790,384 Founder Shares in connection with the issuance of Founder Shares to the BlackRock and Millennium Holders). The Sponsor also agreed to forfeit up to 937,500 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters.

On January 14, 2021, the Registration Statement on Form S-1 relating to the Company’s initial public offering of units was declared effective, the units of the Company began trading on the NYSE on January 15, 2021, and the Company filed the final prospectus for its initial public offering on January 19, 2021. On January 20, 2021, the Company completed its initial public offering of 27,600,000 units, at a price of $10.00 per unit, which included the full exercise by the underwriters of the over-allotment option to purchase an additional 3,600,000 units, generating gross proceeds of $276 million. Each unit consists of one share of Class A Common Stock, and one-half of one public warrant. Each whole public warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to certain adjustments.

Concurrently with the completion of the initial public offering, the Company consummated the sale of 7,270,000 Private Placement Warrants to the Sponsor, the BlackRock Holders and the Millennium Holder. Each whole Private Placement Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to certain adjustments. Concurrently with the completion of the initial public offering, the Millennium Holders paid $436,731 for 395,192 Founder Shares and the BlackRock Holders paid $436,727 for 395,192 Founder Shares.

Until April 5, 2021, the date of the Merger Agreement, the Company and its representatives identified and initiated contact with management teams, board members, representatives or investors of more than 150 potential acquisition targets, including more than 50 potential acquisition targets after February 1, 2021, the date on which Sarcos agreed to enter into exclusive negotiations with the Company.  As part of its review of potential targets for the Company’s initial business combination, the Company’s management team met with representatives of venture capital firms and financial advisors to discuss their investment portfolios and potential business combination targets in which the venture capital firms held an investment.  In addition to Sarcos, the Company entered into non-disclosure agreements and then conducted additional due diligence with respect to three potential targets (the “Potential Targets”).

The Company conducted due diligence to varying degrees on the Potential Targets, including review of the business’ management, stockholders, business model, valuation, balance sheet and historical and projected financials, in each case to the extent made available, among other diligence reviews. Following such reviews, and at various points in time, the Company decided to discontinue discussions with the Potential Targets other than Sarcos, for one or various reasons, including market position, defensibility of business strategy, growth potential, end market focus, total addressable market, capital requirements, preparedness for the public markets, and industry trends among other reasons.  Engagement with the Potential Targets included:

•

Beginning at the end of January 2021, members of the Company’s management team held multiple virtual meetings and teleconferences with various investors in a greenhouse gas reduction and mitigation company.  Throughout March 2021, members of the Company’s management team conducted due diligence regarding the Potential Target, its industry and competitive dynamics, reviewed the Potential Target’s financial information, prepared financial analyses and met with the representatives of the Potential Target.

•

In mid-February 2021, members of the Company’s management team held virtual meetings and teleconferences with a representative of a real estate software company.  During this time, members of the Company’s management team conducted due diligence and discussed a potential business combination between the Company and the Potential Target.

•

Beginning in mid-February through late March 2021, members of the Company’s management team held multiple virtual meetings and teleconferences with management and the representatives of a renewable energy technology company, conducting due diligence, preparing financial analyses and discussing terms of a potential business combination between the Company and the Potential Target.

In the Fall of 2020, Sarcos management had introductory discussions with several SPACs, which did not include the Company.  In December 2020, Sarcos engaged advisors to assist it with evaluating various opportunities for a business combination with a SPAC, and during the remainder of December 2020 and during January 2021, Sarcos and its advisors held initial conversations with potential counterparties to a transaction.

On January 20, 2021, Sarcos provided a management presentation to representatives of the Company, including Mr. Stefan M. Selig, Mr. Brian D. Finn, Ms. Amy Salerno, and Mr. Sam S. Potter.

On January 25, 2021, Company management provided the Board with materials describing Sarcos and its business.  On January 26, 2021, the Board held a virtual meeting, at which all members of the Board were present. Also in attendance were Amy Salerno, the Company’s Chief Financial Officer, and Sam S. Potter, the Company’s Vice President of Corporate Development, representatives of the Sponsor and representatives of Gibson, Dunn & Crutcher, LLP (“Gibson Dunn”), counsel to the Company. At the meeting, the Board reviewed with management the materials previously provided to the Board and discussed submitting an initial indication of interest to Sarcos.  Mr. Stefan M. Selig noted that Sarcos had engaged a financial advisor and had requested indications of interest as part of an active sale process. Gibson Dunn then discussed the directors’ fiduciary duties in connection with any business combination pursued by the Company. At the meeting, Mr. Brian D. Finn, the CEO and a director of the Company, and Mr. John D. Howard, a director of the Company, disclosed their minority equity investment in Sarcos and Mr. Finn’s role as a member of the board of directors of Sarcos. The Board expressed its support for Company management submitting an initial, non-binding indication of interest for a transaction with Sarcos. Following the meeting of the Board, Mr. Finn resigned from the Sarcos board of directors.  See the section entitled “Proposal No. 1—Approval of the Business Combination—Interests of Certain Persons in the Business Combination” for additional information regarding such individuals potential different interests in a transaction with Sarcos as a result of their existing minority equity investment in Sarcos.

Later in the day on January 26, 2021, the Company submitted an initial non-binding indication of interest and term sheet providing for a business combination with Sarcos with, among other terms, a purchase price of $1.05 billion (or 105 million shares of Company Class A Common Stock) and an additional 35 million shares of Class A Common Stock subject to an earn-out.

Between January 26, 2021 and February 1, 2021, Mr. Stefan M. Selig, the Chairman of the Board engaged, on behalf of the Company, in negotiations with Sarcos and its representatives, including Jefferies, financial advisor to Sarcos, and Gibson Dunn engaged in negotiations with Wilson Sonsini Goodrich & Rosati (“Wilson Sonsini”), counsel to Sarcos, regarding the terms of a non-binding term sheet between the Company and Sarcos.

During the same period, Sarcos was engaged in preliminary negotiations with another party regarding a proposed potential business combination.

On January 30, 2021, the Board held a meeting via teleconference with members of the Company’s management team and representatives of Gibson Dunn to discuss the terms of a potential transaction between the Company and Sarcos, and updates on discussions with other Potential Targets.  Following discussion, the Board determined to increase the base purchase price but to revise the earn-out structure, including to increase the share prices at which the earn-out would be achieved and provide that the earn-out would not be achievable in the first year following the closing of the transaction.  In light of the fact that Messrs. Finn and Howard and other members of the Sponsor who are not directors or officers of the Company may have potential different interests in a transaction with Sarcos as a result of their existing minority equity investment in Sarcos, the Board unanimously approved the formation of a Special Transaction Committee of the Board comprised of Mr. David J. Berkman and Mr. Kim S. Fennebresque (the “Special Committee”), who were both determined to be independent directors who were disinterested with respect to the potential Sarcos transaction.  The Board authorized the Special Committee to (1) make such investigation of a potential business combination with Sarcos as the Special Committee deems appropriate; (2) evaluate the terms of a potential business combination with Sarcos; (3) negotiate with Sarcos and its representatives any element of a potential business combination with Sarcos; (4) negotiate the terms of any definitive agreement with respect to a potential business combination with Sarcos (the execution of which definitive agreement shall be subject to the approval of the Board); (5) obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that the potential business combination with Sarcos is fair to the Corporation (and any other person or persons that the Special Committee may deem appropriate) from a financial point of view; (6) report to the Board and any other appropriate committee thereof its recommendations and conclusions with respect to a potential business combination with Sarcos, including a determination and recommendation as to whether any such transaction is fair to and in the best interests of the Company (and any other person or persons that the Special Committee may deem appropriate) and should be approved by the Board; and (7) determine to elect not to pursue a potential business combination with Sarcos. The Board then expressed its support for Company management to continue discussions with Sarcos and to negotiate a non-binding term sheet.

On January 31, 2021, Sarcos sent the Company a revised non-binding term sheet, which included, among other terms, a purchase price of $1.50 billion (or 150 million shares of Company Class A Common Stock), with an additional 25 million shares of Class A Common Stock subject to an earn-out with a share price of $17.00 and 50 million shares of Class A Common Stock subject to an earn-out with a share price of $25.00.

On February 1, 2021, the Company and Sarcos signed a non-binding term sheet, which included, among other terms, a purchase price of $1.60 billion (or 160 million shares of Company Class A Common Stock), with Sarcos’ equity holders entitled to receive an additional (1) 15 million shares of Class A Common Stock if the closing share price of a share of Class A Common Stock is equal to or exceeds $17.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fourth anniversary of the closing of the transaction and (2) 22.5 million shares of Class A Common Stock if the closing share price of a share of Class A Common Stock is equal to or exceeds $25.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the closing and ending on the fifth anniversary of the closing of the transaction. The non-binding term sheet provided that each party’s obligation to close the transaction would be subject to a closing condition that the funds contained in the Company’s trust account (after giving effect to any redemptions in connection with the Business Combination), plus the proceeds from the PIPE Investment, shall equal or exceed $300 million (the “minimum cash condition”). Sarcos also agreed to negotiate exclusively with the Company for a period of 45 days following the execution of the non-binding term sheet, and the Company agreed not to enter into any letter of intent, term sheet or definitive agreement regarding an initial business combination with a potential counterparty other than Sarcos during the 45-day period.

At the end of January 2021, the Company began engaging in discussions with a potential investor (“PIPE Investor A”) in the PIPE Investment pursuant to a non-disclosure agreement. On February 16, 2021, Gibson Dunn sent PIPE Investor A a draft subscription agreement for the PIPE Investment, and the Company and PIPE Investor A negotiated a form of subscription agreement between February 16, 2021 and February 26, 2021.  On February 26, 2021, PIPE Investor A indicated its preliminary interest in acting as an anchor investor in the PIPE Investment, with any commitment subject to execution of a definitive subscription agreement.

Throughout the months of February and March 2021, and during the first several days of April 2021, the Company, Sarcos, the Special Committee and their respective advisors participated in a number of telephone calls to discuss the transaction process, transaction documents and Sarcos’ financial model and performance, and due diligence telephone calls, and also exchanged due diligence materials, including in the areas of legal, financial and accounting, market, information technology, software, tax, insurance, employee benefits, insurance and industry trends. In mid-February, members of Sarcos and Company management, members of the Special Committee, representatives of PIPE Investor A, and the Company’s representatives also participated in additional management meetings and telephone calls with certain of Sarcos’ existing and prospective customers.

On February 3, 2021, the Special Committee retained Milbank LLP (“Milbank”) as its legal counsel (whose engagement was confirmed in the engagement letter signed on February 18, 2021).

Also on February 3, 2021, Gibson Dunn spoke with Milbank to discuss the timeline for preparation of the definitive documentation for a potential business combination with Sarcos, allocation of drafting responsibilities and certain other topics.

On February 5, 2021, Gibson Dunn and Wilson Sonsini had a call to discuss the timeline to execution of the definitive documentation, the Company’s due diligence review of Sarcos, allocation of drafting responsibilities and certain other topics. At this meeting, the parties agreed that Gibson Dunn would commence drafting the merger agreement for the potential transaction with Sarcos.

On February 7, 2021, the Special Committee retained Houlihan Lokey as its financial advisor for purposes of delivering a fairness opinion with respect to the consideration to be paid by the Company in a proposed transaction with Sarcos (whose engagement was confirmed in the engagement letter signed on February 20, 2021).

On February 10, 2021, Gibson Dunn sent Milbank an initial draft of the Merger Agreement.

On February 13, 2021, the Special Committee met with representatives of Milbank. Milbank provided an overview of the potential conflicts of interest previously identified, and discussed with the Special Committee its obligations and duties in connection with evaluating the potential transaction.  Following this meeting, Milbank engaged in discussions with representatives of Gibson Dunn and WSGR regarding the potential conflicts of interest.

On February 14, 2021, the Special Committee met again with representatives of Milbank. Among other matters, representatives of Milbank discussed the Special Committee’s broad mandate to consider, negotiate and reject or recommend to the Board a potential transaction with Sarcos, as well as the role of outside advisors to the Special Committee.  Following discussion, the Special Committee requested that Milbank lead negotiations and interface directly with WSGR as counsel to Sarcos, with Gibson Dunn, as counsel to the Company, reporting directly to Milbank.

On February 16, 2021, Milbank sent Gibson Dunn a revised draft of the Merger Agreement, which reflected comments from the Special Committee.  Following discussion between Milbank and Gibson Dunn, Milbank sent a draft of the Merger Agreement to Wilson Sonsini on February 17, 2021.

On February 18, 2021, Dr. Fraser Smith, Chief Innovation Officer of Sarcos, met virtually with members of Company management and representatives of Potential Investor A to discuss Sarcos’ technology and products.

On February 21, 2021, the Special Committee and Milbank met in order to discuss the anticipated process for the next several days.  At the invitation of the Special Committee, Mr. Selig and Gibson Dunn joined the meeting.  The Special Committee conveyed its desire for the Company’s management team to present their due diligence findings to the Special Committee.  On February 23, 2021, WSGR sent Milbank a revised draft of the Merger Agreement, which Milbank provided to Gibson Dunn. The draft of the Merger Agreement revised certain terms, including to (1) permit the Company to designate only one member of the board of the Company upon the consummation of the Business Combination and (2) make the minimum cash condition a condition to Sarcos’ obligation to close the transaction, rather than a mutual closing condition.

Also on February 23, 2021, pursuant to the Special Committee’s request, members of Company management presented to the Special Committee an overview of the diligence process and their findings with respect to Sarcos, and responded to questions from the Special Committee regarding their findings. The other directors of the Company, representatives of Gibson Dunn and representatives of Milbank also attended.

Following the diligence presentation, the Special Committee met separately with representatives of Houlihan Lokey and Milbank.  Representatives of Houlihan Lokey reviewed with the Special Committee its preliminary financial analysis regarding Sarcos.  The Special Committee and representatives of Houlihan Lokey and Milbank also discussed potential alternatives for obtaining additional value for the Company’s stockholders.

On February 24, 2021, the Special Committee met with Mr. Selig and Milbank.  The Special Committee and Mr. Selig discussed alternatives for obtaining additional value for the Company’s stockholders.  After discussion, Mr. Selig exited the meeting, and Milbank and the members of the Special Committee continued discussing the Special Committee members’ perspectives on potential alternatives.  The Special Committee requested that Milbank convey the Special Committee’s requests to Mr. Selig.

On February 25, 2021, Milbank provided to Mr. Stefan M. Selig, Chairman of the Board, proposed changes to the terms of a transaction with Sarcos requested by the Special Committee, including (1) a requirement that the proposed transaction with Sarcos be approved by the affirmative vote of a majority of the outstanding shares of the Company that are not held by the Sponsor, Mr. Finn, Mr. Howard or their respective affiliates, (2) a decrease in the base purchase price by $50 million to $100 million in exchange for an increase in the earn-out consideration by a 2:1 ratio (e.g., a $50 million decrease in the base purchase price would increase the earn-out consideration by $100 million), with the increase in earn-out consideration split evenly between the two tranches, and (3) the right of the Special Committee to designate two members of the board of the Company upon the consummation of the Business Combination.  The Special Committee also requested that Messrs. Finn and Howard and the other members of the Sponsor with an investment in Sarcos agree not to transfer any shares of Class A Common Stock received in the Business Combination for a period of 12 months following the closing of the Business Combination, to which Messrs. Finn and Howard and such other individuals subsequently agreed. The Special Committee requested that Mr. Selig convey these terms to Sarcos.

On February 26, 2021, on behalf of the Special Committee, Mr. Selig spoke with Mr. Wolff and conveyed the Special Committee’s proposed changes to the terms of the transaction. After discussion, Mr. Wolff rejected the change to the Special Committee’s proposed decrease in the base purchase price, and the parties did not resolve the other points raised by the Special Committee. Mr. Selig informed the Special Committee of Mr. Wolff’s response.

On February 27, 2021, Milbank sent WSGR a revised draft of the Merger Agreement, which included, among other terms, (1) a requirement that the proposed transaction with Sarcos be approved by the affirmative vote of a majority of the outstanding shares of the Company that are not held by the Sponsor, Mr. Finn, Mr. Howard or their respective affiliates, and (2) the right of the Special Committee to designate two members of the board of the Company upon the consummation of the Business Combination.

On February 28, 2021, the Company entered into an engagement letter with Credit Suisse Securities (USA) LLC, Jefferies and PJT Partners LP to act as the Company’s co-placement agents for the proposed PIPE Investment to be undertaken in connection with a potential transaction with Sarcos. Jefferies and PJT were engaged as co-placement agents to solicit potential PIPE Investors alongside Credit Suisse given their knowledge of Sarcos, which engagement acknowledged Jefferies’ and PJT’s existing role as financial advisor to Sarcos in connection with the proposed business combination and waived any conflicts relating to such role. Similar conflict waivers were obtained from Sarcos.

On March 2, 2021, the Company and Sarcos began contacting a limited number of additional potential PIPE Investors, each of whom agreed to maintain the confidentiality of the information received pursuant to customary “wall cross” non-disclosure agreements, to discuss Sarcos, the proposed business combination and the PIPE Investment and to determine such investors’ potential interest in participating in the PIPE Investment.

Beginning on March 1, 2021 and until the signing of the Merger Agreement, representatives of the Company, Sarcos, Credit Suisse and PJT participated in various virtual meetings with prospective participants in the PIPE Investment.  Messrs. Finn and Selig from the Company, and Mr. Wolff, Mr. Steven Hansen, Executive Vice President and Chief Financial Officer of Sarcos, and Ms. Kristi Martindale, Executive Vice President and Chief Product & Marketing Officer of Sarcos, participated in virtual meetings with potential investors in the PIPE Investment. During this period of time, after a draft form of the Subscription Agreement had been provided to the prospective PIPE Investors, the terms of the form of Subscription Agreement, including with respect to the conditions to closing of the PIPE Investment and the registration rights granted to the PIPE Investors, were further negotiated between representatives of Gibson Dunn and WSGR, on behalf of their respective clients, and representatives of the PIPE Investors by their respective advisors, and multiple drafts of the Subscription Agreements were exchanged prior to the execution of the agreed form of Subscription Agreement by the parties thereto on April 5, 2021.

On March 4, 2021, WSGR sent Milbank a revised draft of the Merger Agreement, which Milbank subsequently provided to Gibson Dunn. The revised Merger Agreement proposed, among other terms, that the proposed transaction with Sarcos be approved by the affirmative vote of a majority of the outstanding shares of the Company that are not held by the Sponsor, Mr. Finn, Mr. Howard or their respective affiliates and with respect to which votes are cast on the proposal to approve the proposed transaction with Sarcos.

On March 9, 2021, Milbank sent WSGR a revised draft of the Merger Agreement, which among other things, included a requirement that the proposed transaction with Sarcos be approved by the affirmative vote of a majority of the outstanding shares of the Company that are not held by the Sponsor, Mr. Finn, Mr. Howard or their respective affiliates.

On March 10, 2021, the Company, following confirmation by the Special Committee, and Sarcos agreed to extend the exclusivity period under the non-binding term sheet until April 2, 2021.

On March 10, 2021, WSGR sent Milbank a revised draft of the Merger Agreement, which Milbank subsequently provided to Gibson Dunn.  The revised Merger Agreement proposed, among other terms, that (1) Sarcos be permitted to raise up to $50 million in additional financing after the third month following the date of the Merger Agreement and prior to the closing of the

Business Combination, (2) any such pre-closing financing increase the base purchase price to be paid by the Company on a dollar-for-dollar basis, and (3) the proposed transaction with Sarcos be approved by the affirmative vote of a majority of the outstanding shares of the Company that are not held by the Sponsor, Mr. Finn, Mr. Howard or their respective affiliates and with respect to which votes are cast on the proposal to approve the proposed transaction.

On March 11, 2021, the Board held a virtual meeting. All Board members were in attendance, as well as Ms. Salerno, the Company’s Chief Financial Officer, and Mr. Potter, the Company’s Vice President of Corporate Development. Also in attendance were representatives of Credit Suisse, Gibson Dunn and Milbank. Representatives of Credit Suisse provided an update on discussions with potential investors in the PIPE Investment, after which they left the meeting.  Representatives of Gibson Dunn summarized the material terms of the Merger Agreement and the other transaction documents and then discussed the directors’ fiduciary duties in connection with a proposed transaction with Sarcos.  Mr. Selig provided an update on discussions between the Company and a Potential Target, noting that the Merger Agreement with Sarcos, if and when signed, would prohibit the Company from engaging in further discussions with the Potential Target.

On March 13, 2021, representatives of the Company, Sarcos, WSGR, Milbank and Gibson Dunn had a call to discuss the terms of the Merger Agreement.

On March 17, 2021, Milbank sent WSGR a revised draft of the Merger Agreement, which, among other things, reverted back to Milbank’s prior proposal on the required vote by the Company’s stockholders to approve the transaction with Sarcos.

On March 18, 2021, WSGR sent Milbank a revised draft of the Merger Agreement, which Milbank subsequently provided to Gibson Dunn.  The revised Merger Agreement proposed, among other terms, that the proposed transaction with Sarcos be approved by the affirmative vote of a majority of the outstanding shares of the Company that are not held by the Sponsor, Mr. Finn, Mr. Howard or their respective affiliates and with respect to which votes are cast on the proposal to approve the proposed transaction.

Between March 2, 2021 and March 25, 2021, Mr. Selig and the placement agents had multiple discussions with the members of the Special Committee to discuss the status of discussions with potential investors in the PIPE Investment.  On March 21, 2021, the Special Committee met with Mr. Selig and representatives Milbank.  Mr. Selig discussed with the Special Committee feedback from potential investors in the PIPE Investment.

The Special Committee, Mr. Selig and representatives of Milbank met again on March 24, 2021 to further discuss this feedback and market conditions for the PIPE Investment.  Following the meeting, the Special Committee requested that Mr. Selig deliver to Sarcos a revised proposal for a transaction with Sarcos, including (1) a reduction in the base purchase price from $1.60 billion to $1.20 billion (or 120 million shares of Common Stock), (2) a reduction in the minimum cash condition and the minimum amount of the PIPE Investment to $200 million, (3) a reduction in the shares of Class A Common Stock to be included in the earn-out consideration from 37.5 million shares to 28.125 million shares, and (4) removal of the majority of the minority voting requirement in the Merger Agreement.  On behalf of the Special Committee, Mr. Selig conveyed to Mr. Wolff the Special Committee’s proposed changes to the terms of the transaction.

Later in the day on March 24, 2021, Mr. Wolff responded to Mr. Selig and proposed (1) that the earn-out consideration be reduced only to 30 million shares of Class A Common Stock, divided into two equal tranches of 15 million shares with share hurdles of $15.00 and $20.00, (2) that the time period after which the earn-out thresholds could be achieved would be reduced to six months from one year, (3) forfeiture of 25% of the Founder Shares, which would be increased to 50% if holders of more than 50% of the outstanding shares of Class A Common Stock exercise their redemption rights in connection with the transaction, and (4) subjecting 25% of the Private Placement Warrants to the same vesting conditions as the earn-out consideration for Sarcos’ equity holders.  After discussion, the Special Committee rejected these terms, except that the Special Committee agreed that a portion of the Founder Shares should be forfeited and agreed to reduce the share price thresholds for the earn-out to $15.00 and $20.00. The Sponsor subsequently agreed that the holders of the Founder Shares would forfeit 494,040 Founder Shares and 520,532 Private Placement Warrants upon the closing of the transaction with Sarcos.

On March 25, 2021, Milbank sent WSGR a revised draft of the Merger Agreement, which reflected the revised transaction terms proposed by the Special Committee.

Between the end of February and April 4, 2021, Gibson Dunn and Wilson Sonsini collectively negotiated the terms of the PIPE Agreements with prospective investors and responded to follow up questions and comments related thereto, particularly with respect to the closing process and the expected timeline for consummating the merger. During this time, the prospective investors conveyed to the Placement Agents their initial proposed subscription amounts. On April 4, 2021, a final version of the PIPE Agreement was distributed to the prospective investors, which reflected the outcome of negotiations between the parties and the prospective investors. On April 5, 2021, the PIPE Investors that had chosen to participate in the PIPE Investment indicated their final subscription amounts and delivered executed PIPE Agreements for purchases of an aggregate of 22 million shares of Class A Common Stock at $10.00 per share.

On April 1, 2021, Wilson Sonsini reported to Mr. Selig, Milbank and Gibson Dunn that the Board of Directors of Sarcos had unanimously approved the Merger Agreement and the transactions contemplated thereby (including the Merger), and that the shareholders of Sarcos entitled to vote thereon had approved the Merger Agreement, the Merger, and the conversion of the preferred stock of Sarcos into Class A Common Stock of Sarcos contingent upon, and immediately prior to, the effective time of the Merger.

On the morning of April 3, 2021, the Special Committee held a virtual meeting.  Representatives of Houlihan Lokey and Milbank were also in attendance, and Mr. Selig attended at the invitation of the Special Committee. At the request of the Special Committee, representatives of Houlihan Lokey reviewed with the Special Committee Houlihan Lokey’s financial analysis of the base merger consideration and then verbally rendered Houlihan Lokey’s opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated April 3, 2021) to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement was fair to the Company from a financial point of view. Representatives of Milbank then reviewed in detail for the Special Committee the key terms of the draft merger agreement and related transaction documents, which had been summarized in materials previously provided to the Board, as well as the timeline of events and process undertaken by the Special Committee to date in considering the potential transaction.  After further discussion, the Special Committee unanimously resolved to recommend that the Board authorize and approve the Merger Agreement and the ancillary documents thereto, and the transactions contemplated thereby (including the Merger and the PIPE Investment).

Immediately following the Special Committee meeting, the Board held a virtual meeting. All Board members were in attendance, as well as Ms. Salerno, the Company’s Chief Financial Officer, and Mr. Potter, the Company’s Vice President of Corporate Development. Also in attendance were representatives of Gibson Dunn and Milbank. Representatives of Gibson Dunn provided an overview of the fiduciary duties of the members of the Board in connection with the approval of the transaction and the Merger Agreement.  Mr. Selig reviewed the transaction process to date, including the status of the PIPE Investment. Representatives of Gibson Dunn and Milbank then reviewed the terms of the transaction documents, including the Merger Agreement, and changes to those terms since the prior meeting of the Board.  Representatives of Gibson Dunn, Ms. Salerno and Mr. Potter provided an update on the results of the legal, business, financial and accounting due diligence review of Sarcos, its management team, and its business.  Representatives of Milbank confirmed the continued independence and disinterestedness of the members of the Special Committee and then reviewed with the Board the process undertaken by the Special Committee in connection with the potential transaction with Sarcos.  Representatives of Milbank then informed the Board that the Special Committee had met earlier that day prior to the Board meeting, and that at that meeting, Houlihan Lokey had rendered to the Special Committee its verbal opinion, and following a discussion the Special Committee had unanimously determined the transaction with Sarcos to be advisable and in the best interests of the Company and its stockholders.  Mr. Selig noted that the Company and Sarcos remained in discussions with a potential investor about its participation in the PIPE Investment. The Board then agreed to meet on April 5, 2021 to consider the transaction with Sarcos in light of ongoing discussions with a potential investor about its participation in the PIPE Investment.

On the evening of April 5, 2021, the Board held a virtual meeting. By prior agreement with the Board, Messrs. Finn and Howard were not present and were standing by to join the meeting upon the request of the Board. Also in attendance were Ms. Salerno, the Company’s Chief Financial Officer, and Mr. Potter, the Company’s Vice President of Corporate Development, and representatives of Gibson Dunn and Milbank.  Mr. Selig confirmed that the potential investor in the PIPE Investment discussed at the April 3rd Board meeting had agreed to participate in the PIPE Investment, and he then reported the final amount of the PIPE Investment and confirmed there had been no changes to the terms of the proposed transaction with Sarcos from the prior Board meeting.  The members of the Board confirmed their familiarity with the proposed terms of the transaction with Sarcos and the Merger Agreement and related transaction documents.  Representatives of Milbank confirmed that the Special Committee’s recommendation, as reported to the Board on April 3rd, remained in effect and that there had been no change to the opinion from Houlihan Lokey.  Following discussions, the members of the Board (other than Messrs. Finn and Howard) then adopted and approved, among other resolutions, resolutions (a) determining that the Merger Agreement and the ancillary documents thereto and the transactions contemplated by each of the Merger Agreement and the ancillary documents thereto (including the Merger and the PIPE Investment) are advisable and fair to, and in the best interests of, the Company and its stockholders, (b) adopting and approving the Merger Agreement and the ancillary documents thereto and the transactions contemplated by each of the Merger Agreement and the ancillary documents thereto (including the Merger and the PIPE Investment (part of which would be issued to Messrs. Finn, Howard and Selig)), (c) recommending that the Company’s stockholders vote in favor of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Governance Proposals, the Director Election Proposal, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal, and the Adjournment Proposal, and (d) adopting and approving the Incentive Plan and the ESPP, conditioned upon the receipt of the required Company stockholders vote in favor of the Incentive Plan Proposal and the Employee Stock Purchase Plan. At this time, Messrs. Finn and Howard were invited to join the meeting. Following discussion, the full Board, including Messrs. Finn and Howard, unanimously ratified and confirmed the matters previously approved by the other members of the Board, including the approval and adoption of the Merger Agreement and the ancillary documents thereto, and the transactions contemplated thereby (including the Merger and the PIPE Investment).

Subsequently on April 5, 2021, the parties entered into the Merger Agreement.

On April 6, 2021, in advance of the NYSE opening for trading, the Company and Sarcos issued a joint press release announcing the execution of the Merger Agreement and the Business Combination.

Recommendation of the Special Committee and the Board and Reasons for the Approval of the Business Combination

This explanation of the Company’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Risk Factors.”

As described in greater detail under the “Background of the Business Combination” section above, the Special Committee and Board, in evaluating the Business Combination, consulted with its management and legal and financial advisors, and, in reaching its decision to recommend approval of the Business Combination, considered a variety of factors. In light of the complexity of those factors, the Special Committee and the Board did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision.

On January 30, 2021, the Board formed the Special Committee comprised solely of members of the Board that were determined to be independent and disinterested with respect to the potential Business Combination transaction with Sarcos and was empowered to evaluate the terms of such potential transaction, negotiate with Sarcos and its representatives any element of such potential transaction, negotiate the terms of any definitive agreement with respect to such potential transaction, obtain a fairness opinion from an independent investment banking firm, report to the Board its recommendations and conclusions with respect to such potential transaction, and determine to elect not to pursue such potential transaction with Sarcos.  As part of the authorizing resolutions forming the Special Committee, the Board agreed that it would not proceed with the transaction absent the recommendation of the Special Committee.

Recommendation of the Special Committee

The Special Committee, with the advice and assistance of the Company’s and the Special Committee’s financial and legal advisors, and in consultation with the Company’s senior management team, negotiated and evaluated the terms of the Merger Agreement, the Business Combination and the other transactions contemplated by the Merger Agreement. The Special Committee was advised by independent financial and legal advisors, and each member of the special committee was actively engaged in the process on a continuous and regular basis.

After careful consideration, on April 3, 2021, the Special Committee unanimously (i) determined that it is fair and in the best interests of the Company, and declared it advisable, to enter into the Merger Agreement, (ii) approved the execution, delivery and performance of the Merger Agreement by the Company and the consummation of the transactions contemplated thereby, including the Business Combination, and (iii) resolved to recommend the approval of the Merger Agreement, the Business Combination and the other transactions contemplated thereby by the Board.

Recommendation of the Board

The Board, in evaluating the Business Combination, consulted with the Company’s management and its legal counsel, financial advisors and other advisors, taking into account the recommendation of the Special Committee. Upon such consultation, Mr. Selig and the two members of the Special Committee, Messrs. Berkman and Fennebresque, determined (i) that the terms and conditions of the Merger Agreement and the Business Combination are advisable, fair to and in the best interests of the Company and its stockholders and (ii) to recommend that the stockholders adopt the Merger Agreement and approve the Business Combination and other proposals.  Upon such vote and resolution by such directors, the full Board, including Messrs. Finn and Howard, unanimously ratified the foregoing resolutions.  In making such determinations, each director considered and evaluated a number of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination, the Special Committee and the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that it considered in reaching its determination and supporting its decision. Each of the Special Committee and the Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors.

Reasons for the Approval of the Business Combination

Each of the Special Committee and the Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Merger Agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:

•

Growth Prospects. The Board believes Sarcos is a market leader in industrial highly dexterous mobile robotic systems with decades of innovation and development experience, an extensive patent portfolio and strong growth prospects within the global workplace across the private and public sectors. In addition, the Board believes Sarcos has multiple areas of potential growth, including but not limited to, completing the commercialization and launch of its Guardian XO and Guardian XT products, ramping up production to drive scale and growth, increasing its capabilities through potential bolt-on acquisitions and developing CYTAR to enhance the value proposition of its core products;

•

Economics. Some of the factors the Board considered include Sarcos’ (i) potential market share in the traditional labor markets across a wide range of industries, representing a total addressable market in the U.S. industrial sectors alone of approximately $147 billion, (ii) plan to deploy its robot fleet primarily through a Robot-as-a Service solution, which is expected to accelerate the adoption of its products and deliver recurring revenues, (iii) extensive portfolio of patents covering a wide array of product categories, (iv) history of product innovation and plans to increase its investments in product research and development, (iv) strong engagement and support from key strategic partners and potential customers and (v) experienced and proven management team with extensive public company experience;

•	Due Diligence. Due diligence examinations of Sarcos and discussions with Sarcos’ management and the Company’s financial and legal advisors concerning the Company’s due diligence examination of Sarcos;
•

Financial Condition. The Board also considered factors such as Sarcos’ historical financial results, outlook, financial plan and debt structure, as well as the financial profiles of private and publicly traded peer companies in the robotic systems market, and adjacent markets and relevant information with respect to companies that had been acquisition targets or received equity financings in transactions similar to the Business Combination. In considering these factors, the Board reviewed Sarcos’ capital efficient business model, the current prospects for growth if Sarcos achieved its business plans and various historical and current balance sheet items for Sarcos. In reviewing these factors, the Board noted that Sarcos was well-positioned in its industry for strong future growth;

•

Experienced and Proven Management Team. Sarcos has a strong management team and the senior management of Sarcos intend to remain with Sarcos, which will provide helpful continuity in advancing Sarcos’ strategic and growth goals;

•	Lock Up. Certain Sarcos Stockholders agreed to certain restrictions on transfer for up to two years with respect to the shares of Common Stock issued to them immediately following the Closing;
•

Other Alternatives. The Board believes, after a thorough review of other business combination opportunities reasonably available to the Company, that the proposed Business Combination represents the best potential business combination for the Company;

•

Negotiated Transaction. The financial and other terms of the Merger Agreement and the fact that such terms and conditions are reasonable and were the product of review and arm’s length negotiations between the Special Committee and the Company, on the one hand, and Sarcos on the other hand; and

•

Opinion of Houlihan Lokey. The financial analysis reviewed by Houlihan Lokey with the Special Committee as well as the oral opinion of Houlihan Lokey rendered to the Special Committee on April 3, 2021 (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated April 3, 2021), as to the fairness, from a financial point of view, to the Company of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement. See “Proposal No. 1—Approval of the Business Combination—Opinion of the Financial Advisor to the Special Committee.”

Each of the Special Committee and the Board also considered a variety of uncertainties, risks and other potentially negative factors concerning the Business Combination including, but not limited to, the following:

•	Macroeconomic Risks. Macroeconomic uncertainty and the effects it could have on the combined company’s revenues;
•	Benefits Not Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe;
•

Liquidation of the Company.  The risks and costs to the Company if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in the Company being unable to effect a business combination by July 20, 2022 and force the Company to liquidate and the warrants to expire worthless.

•

Redemption Risk. The potential that a significant number of the Company’s stockholders elect to redeem their shares prior to the consummation of the Business Combination and pursuant to the Company’s existing certificate of incorporation, which would potentially make the Business Combination more difficult or impossible to complete;

•	Shareholder Vote. The risk that the Company’s stockholders may fail to provide the respective votes necessary to effect the Business Combination;
•	Closing Conditions. The fact that the completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control;
•

Litigation.  The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination; and

•	Fees and Expenses. The fees and expenses associated with completing the Business Combination.

•

Early Stage Company. Sarcos is an early stage company with a history of losses, and it expects to incur significant expenses for the foreseeable future, and therefore may fail to achieve the projections presented to the Board and management.

•

Product Development.  Sarcos’ core products are still under development, Sarcos has limited current customers and there are no pending orders for the commercial version of its core products, and therefore there is a possibility that ongoing and expected customer trials and discussions may not result in binding orders or sales.

•

Commercializing Products.  Sarcos’ core products represent a new product category in the commercial market, which is unproven, and important assumptions about the potential market demand, pricing, and sales cycle, for its current and future products may be inaccurate.

In addition to considering the factors described above, the Board also considered other factors including, without limitation:

•

Interests of Certain Persons. The Sponsor, and the officers and directors of the Company may have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. For more information, see the sections entitled “Interests of Certain Persons in the Business Combination” and “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.” The Board was aware of and considered these interests, among other matters, in evaluating the Business Combination and the Merger Agreement and in recommending to our stockholders that they vote in favor of the proposals presented at the Special Meeting, including the Business Combination Proposal; and

•	Other Risk Factors. Various other risk factors associated with the business of Sarcos, as described in the section entitled “Risk Factors.”

Each of the Special Committee and the Board concluded that the potential benefits that it expected the Company and its stockholders to achieve as a result of the Business Combination outweighed the potentially negative and other factors associated with the Business Combination. Accordingly, the Board, upon the unanimous recommendation of the Special Committee, unanimously determined that the Business Combination and the transactions contemplated by the Merger Agreement, were advisable and in the best interests of the Company and its stockholders.

Opinion of the Financial Advisor to the Special Committee

On April 3, 2021, Houlihan Lokey verbally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated April 3, 2021) to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth therein, the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement was fair to the Company from a financial point of view.

Houlihan Lokey’s opinion was directed to the Special Committee (in its capacity as such) and only addressed the fairness, from a financial point of view, to the Company, of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement and did not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding.  The summary of Houlihan Lokey’s opinion in this proxy statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex K to this proxy statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion.  However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, a recommendation to the Special Committee, the Board, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger, the Related Transactions (as defined below) or otherwise (including, without limitation, any election to redeem shares of Class A Common Stock or to subscribe for shares of Common Stock in the PIPE Financing or for debt or equity securities of Sarcos prior to the closing of the Merger.

In connection with the Merger, Houlihan Lokey noted that (a) the Company is required to provide an opportunity for its stockholders to have their outstanding shares of Class A Common Stock redeemed on the terms and subject to the conditions set forth in the Governing Documents (as defined in the Merger Agreement) of the Company, (b) the Company will enter into subscription agreements with certain investors providing for the PIPE Financing, (c) at or prior to the closing of the Merger, the Sponsor, the Company and certain Sarcos Equity Holders will enter into a registration rights agreement, (d) certain pre-closing holders of equity securities of the Company will enter into a lock-up agreement, (e) the Sponsor and certain other holders of shares of Class B Common Stock will waive certain of their anti-dilution and conversion rights in connection with the PIPE Financing, and will forfeit a certain number of shares of Class B Common Stock and warrants to purchase shares of Class A Common Stock, (f) certain pre-closing holders of preferred shares of Sarcos will deliver a written consent to effect a conversion of all preferred shares of Sarcos into shares of Sarcos Class A Common Stock, (g) the holders of warrants to purchase shares of Sarcos Class A Common Stock will enter into an agreement pursuant to which all outstanding warrants to purchase shares of Sarcos Class A Common Stock will be exercised into shares of Sarcos Class A Common Stock immediately prior to the closing of the Merger, and (h) Sarcos may elect, with the consent of the Company, to issue debt or equity securities prior to the closing of the Merger; the transactions described in clauses (a) through (h) above, collectively, the “Related Transactions”).

In arriving at its opinion, Houlihan Lokey, among other things:

•	reviewed a draft dated April 1, 2021 of the Merger Agreement;
•

reviewed certain business and financial information relating to Sarcos and certain publicly available business and financial information relating to the Company that Houlihan Lokey deemed to be relevant;

•

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of Sarcos made available to Houlihan Lokey by Sarcos, including financial projections relating to Sarcos prepared by the management of Sarcos and approved for Houlihan Lokey’s use by management of the Company and the Special Committee (the “Sarcos Projections”);

•

spoke with certain members of the managements of Sarcos and the Company and their respective advisors, and with members of the Special Committee, regarding the business, operations, financial condition and prospects of Sarcos, the Merger and related matters; and

•	conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to Houlihan Lokey, discussed with or reviewed by Houlihan Lokey, or publicly available, and did not assume any responsibility with respect to such data, material and other information.  In addition, management of the Company advised Houlihan Lokey, and Houlihan Lokey assumed, that the Sarcos Projections reviewed by Houlihan Lokey were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Sarcos as to the future financial results and condition of Sarcos and the other matters covered thereby, and Houlihan Lokey expressed no opinion with respect to the Sarcos Projections or the assumptions on which they were based.  At the direction of the Special Committee, Houlihan Lokey assumed that the Sarcos Projections provide a reasonable basis on which to evaluate Sarcos and the Merger and Houlihan Lokey, at the direction of the Special Committee, used and relied upon the Sarcos Projections for purposes of Houlihan Lokey‘s analyses and its opinion.  In reaching its conclusions in its opinion, with the consent of the Special Committee, Houlihan Lokey did not perform a selected transactions or selected public companies analysis because Sarcos was in the early stage of its development and there were no precedent transactions or publicly traded companies in Sarcos’ industry that Houlihan Lokey deemed relevant for purposes of its analyses and its opinion.  For purposes of Houlihan Lokey’s financial analyses and its opinion, with the consent of the Company and the Special Committee, (i) Houlihan Lokey did not perform any financial analyses to evaluate the value of the Company or to derive valuation reference ranges for shares of Class A Common Stock for purposes of comparison with the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement or otherwise, (ii) Houlihan Lokey assumed that the value of each share of Common Stock (including, without limitation, each share of Class A Common Stock and each share Class B Common Stock) was equal to the original issue price (which the Special Committee advised Houlihan Lokey was $10.00 per share), notwithstanding the different voting rights and other non-financial terms of such shares that could impact their value, and (iii) Houlihan Lokey assumed that the aggregate value of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger was equal to $1.2 billion.  Houlihan Lokey relied upon and assumed, without independent verification, that there was no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Sarcos or the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to Houlihan Lokey’s analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are referred to therein were true and correct, (b) each party to the Merger Agreement and such other related documents and instruments would fully and timely perform in all respects material to Houlihan Lokey’s analyses and its opinion the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger would be satisfied without waiver thereof, and (d) the Merger and the Related Transactions would each be consummated in a timely manner in accordance with the terms described in the Merger Agreement and such other related documents and instruments, as applicable, without any amendments or modifications thereto that would be material to Houlihan Lokey’s analyses or its opinion.  Houlihan Lokey also assumed, with the consent of the Special Committee, that the Merger would qualify as a “reorganization” within the meaning of Section 368(a) of the Code.  Houlihan Lokey relied upon and assumed, without independent verification, that (i) the Merger would be consummated in a manner that complies in all respects material to Houlihan Lokey’s analyses and its opinion with all applicable foreign, federal, state and local statutes, rules and regulations, and (ii) (x) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger would be obtained other than those the failure of which to obtain would not be material to Houlihan Lokey’s analyses or its opinion and (y) that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of Sarcos, or otherwise have an effect on the Merger, Sarcos or the Company or any expected benefits of the Merger that would be material to Houlihan Lokey’s analyses or its opinion.  In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ in any respect material to Houlihan Lokey’s analyses or its opinion from the draft of the Merger Agreement identified above.

Houlihan Lokey also relied upon and assumed, without independent verification, the assessments of the management of Sarcos as to the existing and future relationships, agreements and arrangements with, and Sarcos’ ability to attract and retain, key customers, distributors, suppliers and other commercial relationships, and employees of Sarcos.  Houlihan Lokey further relied upon, without independent verification, the assessments of the management of Sarcos as to Sarcos’ existing and future technology, products, product candidates, services and intellectual property and the validity of, and risks associated with, such technology, products, product candidates, services and intellectual property (including, without limitation, the validity and life of patents or other intellectual property, the timing and probability of successful testing, development and commercialization of such products, product candidates and related indications, approval thereof by appropriate governmental authorities and the potential impact of competition), and Houlihan Lokey assumed that there would be no developments with respect to any such matters that in any respect would be material to Houlihan Lokey’s analyses or its opinion.

Furthermore, in connection with its opinion, Houlihan Lokey was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of Sarcos, the Company or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation.  Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business.  Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which Sarcos or the Company was or may be a party or was or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which Sarcos or the Company was or may be a party or was or may be subject.  Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date thereof.  Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey’s attention after the date of its opinion.

Houlihan Lokey was not requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, business or operations of Sarcos or the Company or any other party, or any alternatives to the Merger, (b) negotiate the terms of the Merger, (c) advise the Special Committee, the Board or any other party with respect to alternatives to the Merger, or (d) identify, introduce to the Company, the Special Committee or any other party, or screen for creditworthiness, any prospective investors, leaders, or other participants in the Merger.  Houlihan

Lokey did not express any opinion as to what the value of the Common Stock actually would be when issued in the Merger pursuant to the Merger Agreement or the price or range of prices at which Common Stock or the Sarcos Common Stock may be purchased or sold, or otherwise be transferable, at any time.

Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without Houlihan Lokey’s prior written consent.  Houlihan Lokey’s opinion was not intended to be, and did not constitute, a recommendation to the Special Committee, the Board, any security holder or any other party as to how to act or vote or make any election with respect to any matter relating to the Merger, the Related Transactions or otherwise (including, without limitation, any election to redeem shares of Class A Common Stock or to subscribe for shares of Common Stock in the PIPE Financing or for debt or equity securities of Sarcos in the Pre-Closing Financing (if any)).

Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of Sarcos, the Board, the Company, their respective security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement to the extent expressly specified in its opinion), including, without limitation, the consideration to be paid by the Company at the closing of the Merger, the Earn-Out Shares or any of the Related Transactions, (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of Houlihan Lokey’s opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available for Sarcos, the Company or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not Sarcos, the Company, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of Sarcos, the Company or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the appropriate capital structure of the Company, whether the Company should be issuing debt or equity securities or a combination of both in the Merger or the Related Transactions, or the form, structure or any aspect or terms of any debt or equity financing for the Merger or the Related Transactions (including, without limitation, the PIPE Financing or the Pre-Closing Financing (if any)) or the likelihood of obtaining such financing, or (ix) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement or otherwise.  Furthermore, Houlihan Lokey did not express any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, tax or other similar professional advice.  It was assumed that such opinions, counsel or interpretations were or would be obtained from the appropriate professional sources.  Furthermore, Houlihan Lokey relied, with the consent of the Special Committee, on the assessments by the Special Committee, the Board, Sarcos, the Company and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to Sarcos, the Company and the Merger or otherwise.  The issuance of Houlihan Lokey’s opinion was approved by a committee authorized to approve opinions of such nature.

In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion.  No company or business used in Houlihan Lokey’s analyses for comparative purposes is identical to Sarcos or the Company and an evaluation of the results of those analyses is not entirely mathematical.  As a consequence, mathematical derivations (such as the high, low, mean and median) of financial data are not by themselves meaningful and in selecting the ranges of multiples to be applied were considered in conjunction with experience and the exercise of judgment.  The estimates contained in the financial forecasts prepared by the management of Sarcos and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses.  In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of Sarcos and the Company.  Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.

Houlihan Lokey’s opinion was only one of many factors considered by the Special Committee in evaluating the proposed Merger.  Neither Houlihan Lokey’s opinion nor its analyses were determinative of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement or of the views of the Special Committee or management of the Company with respect to the Merger or the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement.  Under the terms of its engagement by the Special Committee, neither Houlihan Lokey’s opinion nor any other advice or services rendered by it in connection with the proposed Merger or otherwise, should be construed as creating, and Houlihan Lokey should not be deemed to have, any fiduciary duty to, or agency relationships with, the Board, the Company, Sarcos, any security holder or creditor of the Company or Sarcos or any other person, regardless of any prior or ongoing advice or relationships.  The base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement was determined through negotiation between the Special Committee and Sarcos, and the decision to enter into the Merger Agreement was solely that of the Special Committee and the Board.

Financial Analyses

In preparing its opinion to the Special Committee, Houlihan Lokey performed a variety of analyses, including those described below.  The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion.  The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented.  As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description.  Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor.  While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses.  Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.

Houlihan Lokey’s analyses were necessarily based on business, financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of Houlihan Lokey’s opinion.  There is significant uncertainty as to the potential direct and indirect business, financial, economic and market implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal and monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”), and the Pandemic Effects could have a material impact on Houlihan Lokey’s analyses.

The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Special Committee on April 3, 2021.  As noted above, in reaching its conclusions in its opinion, with the consent of the Special Committee, Houlihan Lokey did not perform a selected transactions or selected public companies analysis because Sarcos was in the early stage of its development and there were no precedent transactions or publicly traded companies in Sarcos’ industry that Houlihan Lokey deemed relevant for purposes of its analyses and its opinion.

For purposes of its analyses, Houlihan Lokey reviewed a number of financial metrics, including:

•	Adjusted EBITDA—generally, is earnings before interest, taxes, depreciation and amortization, adjusted for certain non-recurring items;
•

equity value—generally, is the market value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company);

•

enterprise value—generally, is the market value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company), plus the amount of its debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests), less the amount of cash and cash equivalents on its balance sheet;

The estimates of the future financial performance of Sarcos relied upon for the financial analyses described below were based on the Sarcos Projections.

Implied Value of the Base Merger Consideration.  As noted above, Houlihan Lokey assumed with the Company’s and Special Committee’s consent, that the implied value of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement was equal to $1.2 billion.  The implied value of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement does not include the value of the Earn-Out Shares, as to which Houlihan Lokey expressed no opinion.

Discounted Cash Flow Analysis - Sarcos Projections.

Houlihan Lokey performed a discounted cash flow analysis of Sarcos by calculating the estimated net present value of the projected unlevered, after-tax free cash flows derived from the Sarcos Projections for the fiscal years ending 2021 to 2026, and the estimated net present value of the terminal value of Sarcos.  Houlihan Lokey calculated terminal values for Sarcos by applying a range of terminal value multiples of 9.0x to 11.0x to Sarcos’ Adjusted EBITDA based on the Sarcos Projections for fiscal year 2026.  The net present values of Sarcos’ projected future cash flows and terminal values were then calculated using discount rates ranging from 40.0% to 60.0%, which range was based on an estimate of the rates of return required by investors in early-stage companies, to determine a range of implied enterprise values for Sarcos.  Houlihan Lokey then added the value of Sarcos’ cash and cash equivalents and subtracted Sarcos’ total debt and the value of non-controlling interests, each as of January 31, 2021 and as provided by Sarcos management, and subtracted non-operating transaction expense liabilities, as provided by management of the Company, to determine a range of implied equity values for Sarcos.  This analysis resulted in a range of implied equity values for Sarcos of approximately $1.08 billion to $3.0 billion, as compared to the implied value of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement of $1.2 billion.

Other Information

Houlihan Lokey performed, for illustrative purposes only, a discounted cash flow analysis of Sarcos similar to the discounted cash flow analysis summarized above taking into account certain reductions to the Adjusted EBITDA projections in the Sarcos Projections and the unlevered free cash flow projections derived from the Sarcos Projections.  This illustrative analysis was not considered part of Houlihan Lokey’s financial analysis for its opinion but was noted for informational purposes.  In this illustrative analysis, Houlihan Lokey applied a range of terminal value multiples of 9.0x to 11.0x to Sarcos’ Adjusted EBITDA for fiscal year 2026 (using the reduced estimates for Adjusted EBITDA in the Sarcos Projections, as described below), and a range of perpetuity growth rates of 4.0% to 6.0% to Sarcos’ estimated unlevered free cash flows for fiscal year 2026 (using the reduced estimates for unlevered free cash flows derived from the Sarcos Projections, as described below).  In each case, the net present values of Sarcos’ projected future cash flows and terminal values were then calculated using illustrative discount rates ranging from 12.0% to 13.0%, which were based on a market-based estimate of the weighted average cost of capital for selected companies in the industrial robotics and medical / rehabilitation exoskeleton industries, to determine a range of implied enterprise values for Sarcos.  This analysis indicated that an implied enterprise value of Sarcos corresponding to the implied value of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement of $1.2 billion would result by applying an 85.8% reduction to the Adjusted EBITDA estimates in the Sarcos Projections for the fiscal years 2023 through 2026 (calculated using the midpoint terminal value multiple of 10.0x and the midpoint discount rate of 12.5%), and a 74.5% reduction to the unlevered free cash flow estimates derived from the Sarcos Projections for the fiscal years 2025 and 2026 (calculated using the midpoint perpetuity growth rate of 5.0% and the midpoint discount rate of 12.5%).  Houlihan Lokey also determined a range of implied equity values for Sarcos as described in the discounted cash flow analysis summarized above.  This analysis resulted in a range of implied equity values for Sarcos of approximately $1.03 billion to $1.37 billion (using the reduced estimates for Adjusted EBITDA) and approximately $942 million to $1.58 billion (using the reduced estimates for unlevered free cash flow).

Other Matters

Houlihan Lokey was engaged by the Special Committee to provide an opinion to the Special Committee as to the fairness, from a financial point of view, of the base merger consideration of 120 million shares of Common Stock to be paid by the Company in the Merger pursuant to the Merger Agreement.  The Special Committee engaged Houlihan Lokey based on Houlihan Lokey’s experience and reputation and familiarity with Sarcos and companies in Sarcos’ industry.  Houlihan Lokey is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, and for other purposes.

Pursuant to its engagement by the Special Committee, Houlihan Lokey is entitled to an aggregate fee of $625,000 for its services, $250,000 of which became payable upon the execution of an engagement letter between Houlihan Lokey and the Company, and the balance of which became payable upon the delivery of Houlihan Lokey’s opinion to the Special Committee.  The Company has also agreed to reimburse Houlihan Lokey for its expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, Sarcos, the Company, the Sponsor or any other party that may be involved in the Merger and their respective affiliates or security holders or any currency or commodity that may be involved in the Merger.

Following the delivery of Houlihan Lokey's opinion to the Special Committee, an affiliate of Houlihan Lokey was engaged to provide certain valuation advisory services to the Company for financial reporting purposes, for which services the Company has agreed to pay such affiliate compensation.  Subject to the last sentence of this paragraph, during the two years prior to the date of Houlihan Lokey’s opinion, Houlihan Lokey and its affiliates have not been engaged by Sarcos, the Company or the Sponsor to provide advisory services.  In addition, Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to Sarcos, the Company, the Sponsor, other participants in the Merger or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation.  In addition, Houlihan Lokey and certain of its affiliates and certain of its and their respective employees may have committed to invest in private equity or other investment funds managed or advised by the Sponsor or its affiliates, other participants in the Merger or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with the Sponsor or its affiliates, other participants in the Merger or certain of their respective affiliates or security holders, and may do so in the future.  Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, Sarcos, the Company, the Sponsor, other participants in the Merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Interests of Certain Persons in the Business Combination

In considering the recommendation of our Special Committee and Board to vote in favor of the Business Combination, stockholders should be aware that our Sponsor and members of our Board and officers may have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. Our Board and the Special Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination.

These interests include, among other things:

•

the fact that our officers and the members of the Company’s board of directors have invested in our Sponsor and have a pecuniary interest in the Founder Shares and Private Placement Warrants that our Sponsor holds (but, other than Mr. Finn, who is the managing member of our Sponsor, have disclaimed all beneficial ownership of such securities);

•

the fact that our Sponsor paid $25,000 for 6,900,000 Founder Shares (subsequently forfeiting 790,384 shares in connection with the issuance of Founder Shares to the BlackRock and Millennium Holders), the Millennium Holders paid $436,731 for 395,192 Founder Shares and the BlackRock Holders paid $436,727 for 395,192 Founder Shares, and the Founder Shares will have a significantly higher value at the time of the Business Combination and if unrestricted and freely tradable would be valued at approximately $[●], based upon the closing trading price of the Class A Common Stock on [●], 2021 (but, given the restrictions on such shares, we believe such shares have less value);

•	the fact that the Rotor Restricted Stockholders have agreed to forfeit a total of 494,040 Founder Shares and 520,532 Private Placement Warrants upon the consummation of the Business Combination;
•	the fact that the Founder Shares cannot be redeemed in connection with the Business Combination;
•

the fact that the Rotor Restricted Stockholders paid an aggregate of $7,270,000 for their 7,270,000 Private Placement Warrants to purchase shares of Class A Common Stock and the Founder Shares purchased by the BlackRock and Millennium Holders and that such Private Placement Warrants and Founder Shares will expire worthless if a business combination is not consummated by July 20, 2022;

•

the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the closing of the Business Combination;

•	the fact that Mr. Finn, if elected, will become a director of the post-combination company upon the consummation of the Business Combination;
•

the fact that Mr. Finn, Mr. Howard and the other members of our Sponsor who are not directors or officers of the Company and who collectively have a minority equity investment (directly or through a related entity) in Sarcos, have agreed not to transfer the shares of Common Stock received in connection with the Business Combination (including, as applicable, Common Stock distributed by Rotor-Sarcos, LLC or Sponsor or Common Stock issued upon exercise of Private Placement Warrants held or distributed by Sponsor) for a period of one year following the closing of the Business Combination, subject to certain exceptions, pursuant to the terms of the Other Lock-up Agreements;

•

the fact that Messrs. Finn and Howard and the other members of our Sponsor who are not directors or officers of the Company and who collectively have a minority equity investment (directly or through a related entity) in Sarcos have agreed not to participate in any Pre-Closing Financing or otherwise acquire any additional securities of Sarcos prior to the consummation of the Business Combination;

•	the fact that at the Closing we will enter into the Registration Rights Agreement, which provides for registration rights for our Sponsor and certain of its affiliates and permitted transferees;
•

the fact that Messrs. Finn and Howard, as well as other members of the Sponsor who are not directors or officers of Rotor, are part of a group of investors that in early 2020 acquired an equity interest in Sarcos for approximately $20 million, which represents approximately 7.3% of the fully-diluted equity of Sarcos as of the date of the Merger Agreement;

•

the fact that Mr. Finn and Mr. Howard funded approximately 13.9% of the above referenced investment in Sarcos (resulting in Mr. Finn having approximately a 0.7% equity interest in Sarcos, and Mr. Howard having approximately a 0.4% equity interest in Sarcos, in each case as of the date of the Merger Agreement);

•

the fact that Mr. Finn and Mr. Howard, as well as other members of our Sponsor who are not directors or officers of the Company, have a carried interest in this investment in Sarcos and are entitled to receive a portion of 20% of the profits received thereof;

•

the fact that Mr. Finn and Mr. Howard, as well as other members of our Sponsor who are not directors or officers of the Company, also received Sarcos Warrants, via an assignment from Rotor-Sarcos, LLC, to acquire, in the aggregate, an additional 1.0% equity interest in Sarcos at the time of the investment in Sarcos (of which Mr. Finn and Mr. Howard each hold approximately 25% of these warrants);

•

as a result of the minority equity investment in Sarcos (including net exercise of the Sarcos Warrants), Mr. Finn and Mr. Howard will be entitled to receive, directly or indirectly, approximately 1,025,636 and 665,784 shares of Common Stock, respectively, in exchange for the equity interest in Sarcos, representing approximately 0.6% and 0.4%, respectively, of the issued and outstanding Common Stock of the Company following the consummation of the Business Combination, assuming among other things, no redemption of public shares (for more information with respect to the assumptions underlying the voting power calculation, please see the section entitled “Ownership Following the Business Combination”);

•	the fact that neither the Company nor the Sponsor, nor any of the Company’s directors or officers (other than Messrs. Finn and Howard), have an interest in Sarcos;
•	the fact that until January 26, 2021, Mr. Finn served as a member of the board of directors of Sarcos;
•

the fact that a member of the Sponsor who is not a director or officer of the Company and who participates in the investment entities through which Messrs. Finn and Howard made their investment in Sarcos has been and remains a non-voting board observer at Sarcos, however, such person recused themselves from Sarcos board discussions related to this proposed Business Combination;

•

the fact that Mr. Finn is chairman of a $67 million private investment fund focused in the food and beverage industry to which the CEO and the general counsel of Sarcos made a $500,000 investment commitment in August 2020, a portion of which has been funded;

•

that in late January 2021, an investment entity controlled by Mr. Finn, Mr. Howard and two members of the Sponsor who are not directors or officers of the Company (each of whom are also the investors in such entity), reached an agreement to purchase a 4.8% fully-diluted equity interest in Sarcos from a Sarcos shareholder for $10 million plus additional contingent consideration; however, in mid-February 2021, at the request of the investment entity and by the agreement with the Sarcos shareholder, this transaction was rescinded and the agreement was voluntarily canceled and terminated;

•

the fact that our Rotor Restricted Stockholders have agreed to waive their rights to certain anti-dilution conversion adjustments with respect to any Founder Shares they may hold in connection with the consummation of the Business Combination;

•

the fact that the Rotor Restricted Stockholders have no rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we fail to complete an initial business combination by July 20, 2022;

•

if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination by July 20, 2022, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the fact that our Sponsor, officers and directors may participate in the formation of, or become a director or officer of, any other blank check company;
•

the fact that the Rotor Restricted Stockholders and our officers and directors will lose their entire investment in us (whether directly or through the Sponsor) with respect to the Founder Shares and Private Placement Warrants and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by July 20, 2022;

•

that pursuant to the Existing Registration Rights Agreement, the Rotor Restricted Stockholders are entitled to registration of the Private Placement Warrants and shares of Common Stock into which the Founder Shares will automatically convert at the time of the consummation of the Business Combination; and

•

the fact that Messrs. Finn, Howard and Selig each are participating in the PIPE Financing and have executed Subscription Agreements for the purchase of Common Stock of the Company, with aggregate commitments of $1.3 million, $1 million and $250,000, respectively.

For more information, see also the section entitled “Certain Relationships and Related Party Transactions—The Company’s Related Party Transactions” and the risk factors entitled “Two of our directors have interests in and relationships with Sarcos and, as a result, may have interests in the Business Combination that are different from or are in addition to those of other stockholders of the Company,” “Our Sponsor, the directors and officers of the Company, and two of our stockholders may have interests in the Business Combination that are different from or are in addition to those of other stockholders,” and “Our Rotor Restricted Stockholders hold a significant number of shares of our Common Stock and Private Placement Warrants, and they will lose their entire investment in us if a business combination is not completed.”

Satisfaction of 80% Test

It is a requirement under our current certificate of incorporation and NYSE listing requirements that the business or assets acquired in our initial business combination have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our initial business combination. As of April 2, 2021, the business day prior to the execution of the Merger Agreement, the fair value of investment securities held in the Trust Account was approximately $276,038,719.90 (including interest not previously released to the Company to pay its franchise and income taxes, but excluding $9,660,000 of deferred underwriting commissions and no taxes payable on the income earned on the Trust Account) and 80% thereof represents approximately $220,830,975.92. Based on the financial analyses of Sarcos generally used to approve the transaction, the Company’s board of directors determined that this requirement was met and that the fair market value of the business acquired was significantly in excess of 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account).

Total Company Shares to be Issued in the Business Combination

It is anticipated that, upon completion of the Business Combination: (i) our public stockholders will retain an ownership interest of approximately [●]% in the post-combination company, (ii) converted Founder shares held by the Rotor Restricted Stockholders will represent approximately [●]% of the post-combination company, (iii) PIPE Investors will own approximately [●]% of the post-combination company, and (iv) the Sarcos Equity Holders will own approximately [●]% of the post-combination company.  The ownership percentages with respect to the post-combination company (a) presents post-combination company ownership as if all issued and outstanding restricted stock awards of Sarcos have vested and all of the issued and outstanding Sarcos options have been exercised, in each case concurrently with the consummation of the Business Combination, (b) do not take into account the number of shares of Common Stock to be issued upon exercise of public warrants or Private Placement Warrants, (c) do not take into account the potential issuance of Financing Shares and Earn-Out Shares, (d) assumes that there are no redemptions by holders of Class A Common Stock, and (e) takes into account the forfeiture of 494,040 Founder Shares by the Rotor Restricted Stockholders pursuant to the Waiver Agreement. For more information, please see the sections entitled “Summary of the Proxy Statement—Ownership Following the Business Combination” and “Unaudited Pro Forma Condensed Combined Financial Information.”

Sources and Uses for the Business Combination

The following table summarizes the sources and uses for funding the Business Combination assuming 0% redemptions and approximately $276 million of cash in our Trust Account:

No Redemption

Sources ($m)[1]		Uses ($m)[1]
Existing Cash in Trust Account[2]	$276	Cash to Balance Sheet	$446
Sarcos Equity Holders[3]	1,200	Sarcos Equity Holders[3]	1,200
PIPE Investment Proceeds	220	Founder Shares	64
Founder Shares	64	Estimated Transaction Fees and Expenses	$50
Total Sources	$1,760	Total Uses	$1,760

(1)	Totals might be affected by rounding.
(2)	As of April 2, 2021.
(3)	Shares issued are at a value of $10.00 per share.

The following table summarizes the sources and uses for funding the Business Combination assuming 100% redemptions and $276 million of cash in our Trust Account:

Maximum Redemption

Sources ($m)[1]		Uses ($m)[1]
Existing Cash in Trust Account[2]	$276	Cash to Balance Sheet	$170
Sarcos Equity Holders[3]	1,200	Redemption of Public Shares	$276
PIPE Investment Proceeds	220	Sarcos Equity Holders[3]	$1,200
Founder Shares	64	Transaction Fees and Expenses	$50
Total Sources	$1,760	Total Uses	$1,760

(1)	Totals might be affected by rounding.
(2)	As of April 2, 2021.
(3)	Shares issued are at a value of $10.00 per share.

Board of Directors of the Company Following the Business Combination

The board of directors of the post-combination company will have eight members, and the Sarcos Equity Holders will have the ability to designate at least a majority of the members of the board of directors. Please see the section entitled “Management After the Business Combination” for additional information.

Name; Headquarters

The name of the Company after the Business Combination will be Sarcos Technology and Robotics Corporation and our headquarters will be located at 360 Wakara Way, Salt Lake City, Utah, 84108.

Redemption Rights

Pursuant to our current certificate of incorporation, holders of Class A Common Stock may elect to have their shares redeemed for cash at a price per share equal to the quotient obtained by dividing (i) the amount then held in our Trust Account net of taxes payable, calculated as of two business days prior to the consummation of the Business Combination, by (ii) the total number of shares of Class A Common Stock issued in the IPO then outstanding. As of [●], 2021, the redemption price per share would have amounted to approximately $[●], based on the aggregate amount on deposit in the Trust Account of approximately $[●] (including interest not previously released to the Company to pay its franchise and income taxes), divided by the total number of then outstanding shares of Class A Common Stock. Such a holder will be entitled to receive cash for its shares of Class A Common Stock only if it properly demands redemption and delivers its shares (either physically or electronically) to the Company’s transfer agent prior to the Special Meeting. If a holder exercises its redemption rights, then such holder will be exchanging its shares of Class A Common Stock for cash.

Please see the section entitled “Special Meeting Company Stockholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

Appraisal rights are not available to our stockholders in connection with the Business Combination.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization, in accordance with U.S. generally accepted accounting principles (“GAAP”). Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of Sarcos issuing stock for the net assets of the Company, accompanied by a recapitalization. The net assets of the Company will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the business combination will be those of Sarcos.

Sarcos has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances under both the minimum and maximum redemption scenarios:

•	Sarcos Stockholders will have the largest voting interest in the post-combination company;
•

The board of directors of the post-combination company will have eight members, and the Sarcos Stockholders will have the ability to designate at least a majority of the members of the board of directors;

•	Sarcos management will hold executive management roles for the post-combination company and be responsible for the day-to-day operations;
•	Sarcos is significantly larger than the Company by assets, revenue, and employees; and.

The purpose and intent of the Business Combination is to create an operating public company through the Company, with management continuing to use Sarcos’ platform to grow the business and the combined entity will retain the Sarcos name.

Material United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights

The following is a discussion of material U.S. federal income tax considerations for holders of shares of our Class A Common Stock that elect to have their Class A Common Stock redeemed for cash if the Business Combination is completed (see “—Material United States Federal Income Tax Considerations for the Company, Stockholders, and Sarcos Holders” below for a discussion applicable to other Company stockholders and Sarcos). This discussion assumes that a unit should be treated for U.S. federal income tax purposes as (i) one share of our Class A Common Stock and (ii) one-half of one public warrant to acquire one share of our Class A Common Stock. This discussion applies only to Class A Common Stock that is held as a capital asset for U.S. federal income tax purposes. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

•	banks and financial institutions;
•	insurance companies;
•	brokers and dealers in securities, currencies or commodities;
•	dealers or traders in securities subject to a mark-to-market method of accounting with respect to shares of Class A Common Stock;
•	regulated investment companies and real estate investment trusts;
•	governmental organizations and qualified foreign pension funds;
•	persons holding Class A Common Stock or public warrants as part of a “straddle,” hedge, integrated transaction or similar transaction;
•	persons holding shares of Class B Common Stock;
•	U.S. holders (as defined below) whose functional currency is not the U.S. dollar;
•	partnerships or other pass-through entities for U.S. federal income tax purposes (and investors in such entities);

•	certain former citizens or long-term residents of the United States;
•	controlled foreign corporations and passive foreign investment companies;
•	tax-qualified retirement plans; and
•	tax-exempt entities.

If a partnership for U.S. federal income tax purposes holds shares of Class A Common Stock, the U.S. federal income tax treatment of the partners in the partnership generally will depend on the status of the partners and the activities of the partnership. Partners in a partnership holding shares of Class A Common Stock should consult their tax advisors.

This discussion is based on the Code and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which after the date of this proxy statement may affect the tax consequences described in this proxy statement. In particular, this discussion does not address any proposed amendments to the Code, including those proposed by the U.S. Department of the Treasury in its “General Explanation of the Administration’s Fiscal Year 2022 Revenue Proposals.” No assurance can be given that the U.S. Internal Revenue Service (the “IRS”) would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

You are urged to consult your tax advisor with respect to the application of U.S. federal tax laws to your particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Certain Defined Terms

•

A “U.S. stockholder” is a beneficial owner of shares of our Class A Common Stock (or Common Stock following the consummation of the Business Combination) who or that is, for U.S. federal income tax purposes:

o	an individual who is a citizen or resident of the United States;
o	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;
o	an estate the income of which is subject to U.S. federal income tax regardless of its source; or
o

a trust, if (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (B) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

•

A “Non-U.S. stockholder” is a beneficial owner of shares of our Class A Common Stock (or Common Stock following the consummation of the Business Combination) who or that is, for U.S. federal income tax purposes:

o	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;
o	a foreign corporation; or
o	an estate or trust that is not a U.S. holder;

but does not include an individual who is present in the United States for 183 days or more in the taxable year of disposition. If you are such an individual, you should consult your tax advisor regarding the U.S. federal income tax consequences of a redemption.

Redemption of Class A Common Stock

In the event that a holder’s shares of Class A Common Stock are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “Special Meeting of Company Stockholders—Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or other exchange of shares of Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale of shares of Class A Common Stock, a

U.S. stockholder will be treated as described below under the section entitled “U.S. stockholders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock,” and a Non-U.S. stockholder will be treated as described under the section entitled “Non-U.S. stockholders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” If the redemption does not qualify as a sale of shares of Class A Common Stock, a holder will be treated as receiving a corporate distribution with the tax consequences to a U.S. stockholder described below under the section entitled “U.S. Stockholders—Taxation of Distributions,” and the tax consequences to a Non-U.S. stockholder described below under the section entitled “Non-U.S. Stockholders—Taxation of Distributions.”

Whether a redemption of shares of Class A Common Stock qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the redeemed holder before and after the redemption (including any stock constructively owned by the holder as a result of owning warrants and any of our stock that a holder would directly or indirectly acquire pursuant to the Business Combination) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the holder, (ii) results in a “complete termination” of the holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by it under certain attribution rules set forth in the Code. In addition to stock owned directly, a holder may be treated as owning stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire by exercise of an option, which generally would include Class A Common Stock (or Common Stock following the consummation of the Business Combination) that could be acquired pursuant to the exercise of the warrants. Moreover, any of our stock that a holder directly or constructively acquires pursuant to the Business Combination should be included in determining the U.S. federal income tax treatment of the redemption.

Substantially Disproportionate Test.  In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of shares of Class A Common Stock must, among other requirements, be less than eighty percent (80%) of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account both redemptions by other holders of Class A Common Stock and the Common Stock to be issued pursuant to the Business Combination).

Complete Termination Test.  There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock.

Dividend Equivalency Test.  The redemption of Class A Common Stock will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of shares of Class A Common Stock will be treated as a corporate distribution to the redeemed holder and the tax effects to U.S. stockholders will be as described below under the section entitled “U.S. Stockholders—Taxation of Distributions,” and the tax effects to Non-U.S. stockholders will be as described below under the section entitled “Non-U.S. Stockholders—Taxation of Distributions.” After the application of those rules, any remaining tax basis of the holder in the redeemed Class A Common Stock will be added to the holder’s adjusted tax basis in its remaining stock, or, if it has none, to the holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

A holder should consult with its own tax advisors as to the tax consequences of a redemption.

U.S. Stockholders

Taxation of Distributions. If our redemption of a U.S. stockholder’s shares of Class A Common Stock is treated as a corporate distribution, as discussed above under the section entitled “Redemption of Class A Common Stock,” such distributions generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. stockholder’s adjusted tax basis in its shares of our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or exchange of the Class A Common Stock and will be treated as described below under the section entitled “U.S. Stockholders—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

Dividends we pay to a U.S. stockholder that is classified as a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. stockholder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may prevent a U.S. stockholder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock. If our redemption of a U.S. stockholder’s shares of Class A Common Stock is treated as a sale, exchange or other taxable disposition, as discussed above under the section entitled “Redemption of Class A Common Stock,” a U.S. stockholder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. stockholder’s adjusted tax basis in the shares of Class A Common Stock redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. stockholder’s holding period for the Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A Common Stock described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. stockholders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations. U.S. stockholders who hold different blocks of Class A Common Stock (shares of Class A Common Stock purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the rules described above apply to them.

Generally, the amount of gain or loss recognized by a U.S. stockholder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. stockholder’s adjusted tax basis in its Class A Common Stock so disposed of. A U.S. stockholder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. stockholder’s acquisition cost with respect to the Class A Common Stock less any prior distributions paid to such U.S. stockholder with respect to its shares of Class A Common Stock treated as a return of capital.

Non-U.S. Stockholders

Taxation of Distributions. If our redemption of a Non-U.S. stockholder’s shares of Class A Common Stock is treated as corporate distribution, as discussed above under the section entitled “Redemption of Class A Common Stock,” such distributions generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles.  Assuming those dividends are not effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. stockholder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. stockholder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. stockholder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described below under the section entitled “Non-U.S. Stockholders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.”

The withholding tax described above does not apply to dividends paid to a Non-U.S. stockholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. stockholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. stockholder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. stockholder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate).

Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock. If our redemption of a Non-U.S. stockholder’s shares of Class A Common Stock is treated as a sale, exchange or other taxable disposition as discussed above under the section entitled “Redemption of Class A Common Stock,” subject to the discussions of backup withholding below, a Non-U.S. stockholder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale, taxable exchange or other taxable disposition of our Class A Common Stock, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. stockholder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. stockholder); or

•	our Class A Common Stock constitutes a “United States real property interest” (“USRPI”).

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. stockholder were a U.S. resident. If the Non-U.S. stockholder is a corporation for U.S. federal income tax purposes, such gain may also be subject to an additional “branch profits tax” at a thirty percent (30%) rate (or lower treaty rate).

If the second bullet point above applies to a Non-U.S. stockholder, gain recognized by such stockholder on the sale, exchange or other taxable disposition of shares of our Class A Common Stock will be subject to tax at generally applicable U.S. federal income tax rates. In addition, a buyer of our Class A Common Stock (including us, to the extent a redemption of Class A Common Stock is treated as a sale or exchange) may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such disposition. Gain arising from a sale, exchange or other disposition will not be subject to taxation under the second bullet point above if the Class A Common Stock is regularly traded on an established securities market and a Non-U.S. stockholder owned, actually and constructively, 5% or less of our Class A Common Stock at any time during the five-year period ending on the date of the sale, exchange or disposition (the “Class A Publicly Traded Exception”). We anticipate that our Class A Common Stock will be regularly traded on an established securities market for the foreseeable future, although no assurance can be given that this is the case. We encourage Non-U.S. stockholders to consult their tax advisors to determine the tax consequences applicable to Non-U.S. stockholders.

FATCA Withholding Taxes. Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends received pursuant to a redemption of stock) on our Class A Common Stock to “foreign financial institutions” (which is broadly defined for this purpose and  generally includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under proposed Treasury Regulations, withholding under FATCA does not apply to gross proceeds from any sale or disposition of our Class A Common Stock. Taxpayers generally may rely on those proposed regulations until final regulations are issued.

Non-U.S. stockholders should consult their tax advisers regarding the effects of FATCA on a redemption of Class A Common Stock.

The rules governing the tax treatment of redemptions are complex and the determination of whether a redemption will be treated as a sale of our Class A Common Stock or as a distribution with respect to such stock is made on a holder-by-holder basis. As a result, a withholding agent may require a Non-U.S. stockholder to provide certain information regarding its ownership in order to determine whether the redemption proceeds should be treated as sale proceeds or as a distribution subject to withholding. Non-U.S. stockholders of our Class A Common Stock considering the exercise of their redemption rights should consult, and rely solely upon, their own tax advisors as to whether the redemption of their Class A Common Stock will be treated as a sale or as a distribution under the Code.

Information Reporting and Backup Withholding

Generally, information returns will be filed with the IRS in connection with payments resulting from our redemption of shares of Class A Common Stock.

Backup withholding of tax (currently at a rate of 24%) may apply to cash payments to which a U.S. stockholder is entitled to in connection with our redemption of shares of Class A Common Stock, unless the U.S. stockholder (i) is exempt from backup withholding and demonstrates this fact in a manner satisfactory to the paying agent or (ii) provides a taxpayer identification number, certifies that such number is correct and that such holder is not subject to backup withholding, and otherwise complies with the backup withholding rules. Each U.S. stockholder should submit, signed under penalties of perjury, an IRS Form W-9. Backup withholding of tax may also apply to cash payments to which a Non-U.S. stockholder is entitled in connection with our redemption of shares of Class

A Common Stock, unless the Non-U.S. stockholder submits an IRS Form W-8BEN (or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such Non-U.S. stockholder’s status as non-U.S. person.

The amount of any backup withholding from a payment to a U.S. stockholder or Non-U.S. stockholder will be allowed as a credit against such holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

Material United States Federal Income Tax Considerations for the Company, Stockholders, and Sarcos Holders

This section describes material U.S. federal income tax consequences for the Company, holders of our Class A Common Stock, and Sarcos Stockholders that exchange, pursuant to the Merger, their Sarcos Stock for (i) shares of Class A Common Stock and (ii) a contingent right to receive additional Common Stock if certain metrics are met following the consummation of the Business Combination (an “Earnout Right”). This discussion applies only to Class A Common Stock and Sarcos Stock that is held as a capital asset for U.S. federal income tax purposes. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules that apply to certain types of investors, such as:

•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules with respect to securities;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes;
•	U.S. expatriates or former long-term residents of the United States;
•

persons who are required to recognize income or gain with respect to the Merger no later than the time such income or gain is required to be reported on an applicable financial statement under Section 451(b) of the Code;

•	persons that actually or constructively own five percent or more (by vote or value) of the outstanding Sarcos Stock;
•	the Sponsor or its affiliates, officers or directors;
•	persons that acquired their Sarcos Stock pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold their Sarcos Stock as part of a straddle, constructive sale, hedging, wash sale, conversion or other integrated or similar transaction;
•	U.S. holders whose functional currency is not the U.S. dollar;
•	persons that exercise appraisal rights in connection with the Merger; or
•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership for U.S. federal income tax purposes holds shares of Sarcos Stock, the U.S. federal income tax treatment of the partners in the partnership generally will depend on the status of the partners and the activities of the partnership. Partners in a partnership holding shares of Sarcos Stock should consult their tax advisors.

This discussion is based on the Code and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, changes to any of which after the date of this proxy statement may affect the tax consequences described in this proxy statement. In particular, this discussion does not address any proposed amendments to the Code, including those proposed by the U.S. Department of the Treasury in its “General Explanation of the Administration’s Fiscal Year 2022 Revenue Proposals.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes).

Holders of Class A Common Stock and Sarcos Stockholders are urged to consult their tax advisor with respect to the application of U.S. federal tax laws to their particular situation, as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

General Tax Treatment of the Merger and the Earnout Right

The Merger Agreement provides that the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.  Assuming the Merger qualifies as a tax-free reorganization, none of the Company, the Stockholders, or the Sarcos Stockholders are expected to recognize gain or loss as a result of the Merger.  Neither Sarcos nor the Company anticipates obtaining an opinion of counsel with respect to the tax treatment of the Merger.

If the IRS were to successfully challenge the “reorganization” status of the Merger, holders of Sarcos Stock could be required to fully recognize gain with respect to such Sarcos Stock as a result of the Merger.

The IRS has established certain ruling guidelines that must be met in order to obtain a private letter ruling that contingent stock consideration will be treated as consideration that can be received on a tax-deferred basis. Although it is not certain whether the Earnout Right would meet all of the requirements of these ruling guidelines, the ruling guidelines are not legal requirements, and based on existing case law the Earnout Rights are expected to be treated as consideration that can be received on a tax-deferred basis rather than as “boot.”

Stockholders that elect to have their Class A Common Stock redeemed should refer to “–Material United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights,” above.

Certain Defined Terms

For purposes of this section, the terms “U.S. stockholder,” and Non-U.S. stockholder” have the same meaning as set forth under“—Material United States Federal Income Tax Considerations for Stockholders Exercising Redemption Rights,” above, except that these terms are used to describe holders of Sarcos Stock rather than holders of our Class A Common Stock.  (As elsewhere in this document, the term “Stockholder” is used to refer to holders of our Class A Common Stock.)

Tax Consequences of the Merger

Tax Consequences of the Merger to Stockholders and the Company

Neither the Stockholders nor the Company is expected to recognize gain or loss as a result of the Merger.

Tax Consequences of the Merger to Holders of Sarcos Stock

Subject to the statements below relating to the receipt of cash in lieu of fractional shares and imputed interest, and the statements above concerning the qualification of the Merger as a tax-free reorganization and the Earnout Right as consideration that can be received on a tax-deferred basis rather than “boot,” a U.S. stockholder that receives Class A Common Stock and the Earnout Right in exchange for shares of Sarcos Stock in the Merger is not expected to recognize gain or loss for U.S. federal income tax purposes as a result of the Merger.

A U.S. stockholder’s aggregate tax basis in the Common Stock received in exchange for the Sarcos Stock surrendered (other than shares of Class A Common Stock treated as imputed interest, as described below) in connection with the Merger (including any fractional share deemed received and sold as described below) is expected to equal the U.S. stockholder’s aggregate adjusted tax basis in the shares of Sarcos Stock exchanged therefor. U.S. stockholders should consult their tax advisors regarding the impact of the receipt of the Earnout Right on the adjusted basis allocable to the Class A Common Stock and the Earnout Rights.

Except to the extent of Common Stock received under the Earnout Right following the consummation of the Business Combination and treated as imputed interest (as described below), a U.S. stockholder’s holding period in the Class A Common Stock received (including any fractional share deemed received and sold as described below) should include the holding period for the holder’s shares of Sarcos Stock surrendered in exchange therefor. A portion of the Common Stock received by a U.S. stockholder in connection with the Earnout Right (if any) following the consummation of the Business Combination (the “Earnout Shares”) is expected to be characterized as ordinary interest income for U.S. federal income tax purposes. A U.S. stockholder’s tax basis in that portion of the Earnout Shares would be equal to the fair market value thereof on the date of receipt, and the U.S. stockholder’s holding period for those Earnout Shares would begin on the day following the date of receipt.

If a U.S. stockholder has acquired different blocks of Sarcos Stock at different times or at different prices, then that U.S. stockholder’s tax basis and holding period in shares of Class A Common Stock received in the Merger generally will be determined with reference to each block of Sarcos Stock. Any such holders should consult their tax advisors with respect to identifying the bases or holding periods of the shares of Class A Common Stock received in the Merger.

A U.S. stockholder that receives cash in lieu of a fractional share of Class A Common Stock is expected to be treated as having received that fractional share in the Merger and then as having sold that fractional share for cash. In that case, the U.S. stockholder will recognize gain or loss equal to the difference between the amount of cash received in lieu of the fractional share of Class A Common Stock and the tax basis allocated to the fractional share of Class A Common Stock. Any gain or loss will be capital gain or loss, and long-term capital gain or loss if the holding period for the fractional share (including the holding period of the Sarcos Stock surrendered therefor) is more than one year as of the closing date of the Merger. Long-term capital gains of non-corporate U.S. stockholders currently are eligible for preferential U.S. federal income tax rates. The deductibility of capital losses is subject to limitations.

The U.S. federal income tax consequences of the Merger for Non-U.S. stockholders of Sarcos Stock generally will be similar to those for U.S. stockholders, except that (i) a Non-U.S. stockholder may be subject to U.S. federal income tax (and withholding with respect thereto) for any Earn-Out Shares treated as imputed interest; and (ii) Non-U.S. stockholders generally will not be subject to U.S. federal income tax on any gain recognized (including as a result of the receipt of cash in lieu of a fractional share of Class A Common Stock) unless:

•

the gain is “effectively connected” with a U.S. trade or business of such Non-U.S. stockholder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or a fixed base in the United States maintained by such Non-U.S. stockholder), in which case the Non-U.S. stockholder generally will be subject to tax on such gain in the same manner as a U.S. stockholder and, if the Non-U.S. stockholder is a non-U.S. corporation, it may be subject to branch profits tax at the rate of 30% (or such lower rate as may be specified by an applicable income tax treaty); or

•

Sarcos is or has been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the Merger or the period that the Non-U.S. stockholder held Sarcos Stock, in which case any gain recognized by such Non-U.S. holder would be subject to tax at generally applicable U.S. federal income tax rates. Sarcos believes that it is not, and has not been at any time during the preceding five (5) year period, a United States real property holding corporation, and is required to deliver a certificate to that effect pursuant to the Merger Agreement.

Reporting Requirements

Each Sarcos Stockholder who receives shares of Class A Common Stock in the Merger is required to retain permanent records pertaining to the Merger and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the number, basis, and fair market value of the Sarcos Stock exchanged and the number of shares of Class A Common Stock received in exchange therefor. Additionally, Sarcos Stockholders who owned immediately before the Merger at least one percent (by vote or value) of the total outstanding stock of Sarcos are required to attach a statement to their U.S. federal income tax returns for the year in which the Merger are consummated that contains the information listed in Treasury Regulation Section 1.368-3(b). That statement must include the holder’s tax basis in its Sarcos Stock surrendered in the Merger, the fair market value of that stock, the date of the Merger and the name and employer identification number of each of Sarcos and the Company. Holders of shares of Sarcos Stock are urged to consult with their tax advisors regarding the application of these rules.

Backup Withholding and Information Reporting

A holder of shares of Sarcos Stock may, under certain circumstances, be subject to information reporting and backup withholding (currently at a rate of 24%) on any cash payments received in the Merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a payee’s U.S. federal income tax liability, if any, so long as such payee furnishes the required information to the IRS in a timely manner.

Regulatory Matters

Under the HSR Act and the rules that have been promulgated thereunder by the FTC, certain transactions may not be consummated unless information has been furnished to the Antitrust Division and the FTC and certain waiting period requirements have been satisfied. The Business Combination is subject to these requirements and may not be completed until the expiration of a 30-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC or until early termination is granted. If the FTC or the Antitrust Division makes a request for additional information or documentary material related to the Business Combination (a “Second Request”), the waiting period with respect to the Business Combination will be extended for an additional period of 30 calendar days, which will begin on the date on which we have complied. Complying with a Second Request can take a significant period of time. On April 19, 2021, the Company and Sarcos filed the required forms under the HSR Act with the Antitrust Division and the FTC. The 30-day waiting period with respect to the Business Combination, which cannot expire on a Saturday, Sunday or a U.S. federal holiday, is expected to expire at 11:59 p.m. Eastern Time on May 19, 2021, unless the FTC and the Antitrust Division earlier terminates the waiting period or make a Second Request.

At any time before or after consummation of the Business Combination, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.

Neither the Company nor Sarcos is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration or early termination of waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Vote Required for Approval

This Business Combination Proposal (and consequently, the Merger Agreement and the transactions contemplated thereby, including the Business Combination) will be adopted and approved only if the holders of at least a majority of our outstanding shares of Common Stock, represented virtually or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” the Business Combination Proposal. Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a broker non-vote, will have no effect on the outcome of the Business Combination Proposal. A properly executed proxy marked “ABSTAIN” with respect to the Business Combination Proposal will have the same effect as a vote “AGAINST” the Business Combination Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting. This Proposal No. 1 is conditioned on the approval of the Charter Approval Proposal and the NYSE Proposal. If the each of the Charter Approval Proposal and the NYSE Proposal is not approved, this Proposal No. 1 will have no effect, even if approved by our stockholders.  It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT OUR STOCKHOLDERS VOTE “FOR”

THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 – APPROVAL OF THE ISSUANCE OF

MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK

IN CONNECTION WITH THE BUSINESS COMBINATION AND THE PRIVATE PLACEMENT

Overview

Assuming the Business Combination Proposal is approved, the Company’s stockholders are also being asked to approve (a) the issuance of up to 153,125,000 shares of Common Stock to the Sarcos Equity Holders in the Business Combination pursuant to the terms of the Merger Agreement and (b) the issuance and sale of 22,000,000 shares of Common Stock in the PIPE Financing. Pursuant to the terms of the Lock-up Agreements, each of the Rotor Restricted Stockholders, certain Sarcos Stockholders and the Specified Sarcos Equity Holders will be bound by restrictions on the transfer of their shares of Common Stock issued pursuant to the Business Combination for up to one year after the completion of the Business Combination. For more information on the Lock-up Agreements, please see the sections entitled “Proposal No. 1—Approval of the Business Combination—Other Agreements—Sarcos Lock-up Agreement,” “Proposal No. 1—Approval of the Business Combination—Other Agreements—Other Lock-up Agreement” and “Description of Securities—Restrictions on Transfers of Founder Shares and Private Placement Warrants.”

 As contemplated by the Incentive Plan Proposal, we intend to reserve 30,000,000 shares of Common Stock for grants of awards under the Incentive Plan, plus up to 12,760,600 additional shares of Common Stock that may become available for issuance as a result of shares subject to assumed awards under the 2015 Plan due to their expiration or termination, being tendered or withheld for the payment of an exercise price or for tax withholding obligations, or forfeiture or repurchase due to failure to vest, and, as contemplated by the Employee Stock Purchase Plan Proposal, we intend to reserve 3,000,000 shares of Common Stock for grants of awards under the ESPP. For more information on the Incentive Plan Proposal, please see the section entitled “Proposal No. 6 – Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve Under the Incentive Plan.” For more information on the Employee Stock Purchase Plan Proposal, please see the section entitled “Proposal No. 7 – Approval of the Employee Stock Purchase Plan Proposal, Including the Authorization of the Initial Share Reserve Under the ESPP.”

The terms of the Stock Consideration and PIPE Financing are complex and only briefly summarized above. For further information, please see the full text of the Merger Agreement, which is attached as Annex A hereto. A copy of the form of the Incentive Plan, form of the ESPP, and form of the Subscription Agreement are attached hereto as Annexes E, F and H, respectively. The discussion herein is qualified in its entirety by reference to such documents.

Why the Company Needs Stockholder Approval

We are seeking stockholder approval in order to comply with NYSE Listing Rule 312.03.

Pursuant to NYSE Listing Rule 312.03(c), a company is required to obtain stockholder approval prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock.  Collectively, the expected issuances of Common Stock in connection with the Merger Agreement and PIPE Financing and the shares reserved for issuance under the Incentive Plan and ESPP will exceed 20% of both the voting power and the Common Stock outstanding before the such issuances Pursuant to NYSE Listing Rule 312.03(d), a company is required to obtain stockholder approval prior to the issuance that will result in a change of control of the issuer.  Collectively, the potential issuances of Common Stock in connection with the Merger Agreement and PIPE Financing will result in up to 175,125,000 new shares of Common Stock being issued (after giving effect to the forfeitures contemplated under the Waiver Agreement, assuming no redemptions of public shares, and assuming all Financing Shares and Earn-Out Shares are issued), which may result in a change of control of the registrant under Section 312.03(d) of the NYSE Listing Rules.

Stockholder approval of the NYSE Proposal is also a condition to the closing under the Merger Agreement.

Change in Common Stock and Public Warrant Listing From NYSE to Nasdaq

The Company anticipates that, following consummation of the Business Combination, its Common Stock and public warrants will be delisted from NYSE and registered with Nasdaq. The Company’s securities are currently listed on the New York Stock Exchange under the symbols “ROT,” “ROT.WS” and “ROT.U,” respectively. The Company intends to apply to continue the listing of its publicly-traded Common Stock and public warrants on Nasdaq under the symbols “STRC” and “STRCW,” respectively, upon the closing of the Business Combination.

Effect of Proposal on Current Stockholders

If the NYSE Proposal is adopted, and assuming the Business Combination is consummated, (i) up to 153,125,000 shares of Common Stock will be issued as Stock Consideration to the Sarcos Equity Holders pursuant to the terms of the Merger Agreement, (ii) 22,000,000 shares of Common Stock will be issued to the PIPE Investors pursuant to the terms of the Subscription Agreements and (iii) 30,000,000 and 3,000,000 shares of Common Stock of the post-combination Company will be reserved for issuance under the Incentive Plan and ESPP, respectively. The issuance of such shares would result in significant dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company, and may result in a change of control of the Company.

Vote Required for Approval

The NYSE Proposal will be adopted and approved only if the holders of at least a majority of our outstanding shares of Common Stock, represented virtually or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” the NYSE Proposal. Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a broker non-vote with regard to the NYSE Proposal, will have no effect on the outcome of the NYSE Proposal.  A properly executed proxy marked “ABSTAIN” with respect to the NYSE Proposal will have the same effect as a vote “AGAINST” the NYSE Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting. This Proposal No. 2 is conditioned on the approval of the Business Combination Proposal and the Charter Approval Proposal. If each of the Business Combination Proposal and the Charter Approval Proposal is not approved, this Proposal No. 2 will have no effect, even if approved by our stockholders.  It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NYSE PROPOSAL.

PROPOSAL NO. 3 – APPROVAL OF THE Second Amended and Restated Certificate of Incorporation

Overview

Our stockholders are also being asked to adopt the Second Amended and Restated Certificate of Incorporation in the form attached hereto as Annex B, which, in the judgment of our Board, will address the needs of the post-combination company.

The following is a summary of the key changes effected by the Second Amended and Restated Certificate of Incorporation, but this summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation, a copy of which is included as Annex B:

1.	Name Change: Change our name from Rotor Acquisition Corp. to “Sarcos Technology and Robotics Corporation”
2.	Corporate Purpose: Provide that the purpose of the post-combination company “is to engage in any lawful act or activity for which corporations may be organized under the DGCL.”
3.

Increase in Authorized Stock: Provide for a single class of common stock of the post-combination company, entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote (other than certain amendments relating to preferred stock) and provide for a capital structure of the post-combination company that will enable it to continue as an operating company governed by the DGCL. The capital structure of the Company will be changed from (i) 70,000,000 Class A Common Stock, 12,500,000 Class B Common Stock and 1,000,000 preferred stock, each par value $0.0001 per share, to (ii) 990,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, each par value $0.0001 per share.

4.

Adoption of Supermajority Vote Requirement to Amend the Second Amended and Restated Certificate of Incorporation: Require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors will be required for stockholders, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.

5.

Removal of Directors: Provide that subject to the rights of the holders of any outstanding series of preferred stock, any director, or the entire post-combination company’s board of directors, may be removed, for cause, by the affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon.

6.	Action by Written Consent of Stockholders: Eliminate the right of stockholders to act by written consent.
7.

Provisions Related to Status as Blank Check Company: Provide for certain amendments to better reflect the post-combination company’s existence as an operating company. For example, the Second Amended and Restated Certificate of Incorporation would remove the requirement to dissolve the post-combination company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination.

Reasons for the Amendments

The Board’s reasons for proposing each of these amendments to the certificate of incorporation are set forth below.

1.

Name Change: Currently, the Company’s name is Rotor Acquisition Corp.  The Board believes the name of the post-combination company should more closely align with the name of the post-Business Combination operating business and therefore has proposed the name change.

2.	Corporate Purpose: The Board believes this change is appropriate to remove language applicable to a blank check company.
3.

Increase in Authorized Stock: The Board believes this amendment will provide us with increased flexibility in meeting future corporate needs and requirements by providing additional authorized shares of Common Stock and preferred stock, which will be available for issuance from time to time as determined by the post-combination board of directors for any proper corporate purpose including additional equity financings without the expense and delay associated with a special stockholders’ meeting, except where required by applicable rules, regulations and laws.

4.

Adoption of Supermajority Vote Requirement to Amend the Second Amended and Restated Certificate of Incorporation:  The current certificate of incorporation of the Company generally may not be amended without an affirmative vote of a majority of all the then-outstanding shares of capital stock, voting as a single class, subject to certain heightened voting standards with respect to amendments to certain initial business combination provisions.  The Second Amended and Restated Certificate of Incorporation would require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.  The amendments are intended to protect the Amended and Restated Bylaws and certain key provisions of the Second Amended and Restated Certificate of Incorporation of the post-combination company from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.

5.

Removal of Directors: The current certificate of incorporation of the Company provides that before a Business Combination, only holders of Founder Shares may remove a director, with or without cause, and that holders of public shares have no right to vote on the election or removal of any director. Under the DGCL, unless a company’s certificate of incorporation provides otherwise, removal of a director only for cause is automatic with a classified board.  The Second Amended and Restated Certificate of Incorporation of the post-combination company permits the removal of a director only for cause and only by the affirmative vote of the holders of at least at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon. The Company’s board of directors believes that such a standard will (i) increase board continuity and the likelihood that experienced board members with familiarity of the post-combination company’s business operations would serve on the board at any given time and (ii) make it more difficult for a potential acquiror or other person, group or entity to gain control of the post-combination company’s board of directors.

6.

Action by Written Consent of Stockholders: The current certificate of incorporation of the Company provides that before a Business Combination, stockholders may act by written consent in accordance with the DGCL.  The Second Amended and Restated Certificate of Incorporation of the post-combination company would remove this right.  Eliminating the right of stockholders to act by written consent limits the circumstances under which stockholders can act on their own initiative to remove directors, or alter or amend the post-combination company’s organizational documents outside of a duly called special or annual meeting of the stockholders of the post-combination company. Further, the Company’s board of directors believes continuing to limit stockholders’ ability to act by written consent will (i) reduce the time and effort our board of directors and management would need to devote to stockholder proposals, which time and effort could distract our directors and management from other important company business and (ii) facilitate transparency and fairness by allowing all stockholders to consider, discuss, and vote on pending stockholder actions. In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the board of directors only at a duly called special or annual meeting. However, this proposal is not in response to any effort of which the Company is aware to obtain control of the post-combination company, and the Company and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. Further, the Company’s board of directors does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the post-combination company. Inclusion of these provisions in the Second Amended and Restated Certificate of Incorporation of the post-combination company might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the board of directors and thereby help protect stockholders from the use of abusive and coercive takeover tactics.

7.

Provisions Related to Status as Blank Check Company:  The Company’s board of directors believes that making corporate existence perpetual is desirable to reflect the Business Combination with Sarcos. The elimination of certain provisions related to the Company’s status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, the Second Amended and Restated Certificate of Incorporation of the post-combination company does not include the requirement to dissolve the post-combination company and allow it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for public corporations, and the Company’s board of directors believes it is the most appropriate period for the post-combination company following the Business Combination. In addition, certain other provisions in the Company’s current organizational documents require that proceeds from the Company’s initial public offering be held in the trust account until a business combination or liquidation of the Company has occurred. These provisions cease to apply once the Business Combination is consummated and are therefore not included in the Second Amended and Restated Certificate of Incorporation of the post-combination company.

Vote Required for Approval

The Charter Approval Proposal will be adopted and approved only if the holders of a majority of our outstanding shares of Common Stock entitled to vote thereon at the Special Meeting vote “FOR” the Charter Approval Proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as an abstention from voting or broker non-vote will have the same effect as a vote “AGAINST” the Charter Approval Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting. This Proposal No. 3 is conditioned on the approval of the Business Combination Proposal and the NYSE Proposal. If each of the Business Combination Proposal and the NYSE Proposal is not approved, this Proposal No. 3 will have no effect, even if approved by our stockholders.  It is important for you to note that in the event that any of the Cross-Conditioned Proposals is not approved at the Special Meeting, then the Company will not consummate the Business Combination.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROPOSALS NO. 4A THROUGH 4D – APPROVAL OF CERTAIN GOVERNANCE PROVISIONS IN THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Overview

Our stockholders are also being asked to vote on a separate proposal with respect to certain governance provisions in the Second Amended and Restated Certificate of Incorporation, which are separately being presented in accordance with SEC guidance and which will each be voted upon on a non-binding advisory basis. In the judgment of our Board, these provisions will address the needs of the post-combination company. Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, the Company and parties to the Merger Agreement intend that the Second Amended and Restated Certificate of Incorporation in the form set forth on Annex B will take effect upon consummation of the Business Combination.

Proposal No. 4A: Increase in Authorized Stock

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will provide for a single class of common stock of the post-combination company, entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote (other than certain amendments relating to preferred stock) and provide for a capital structure of the post-combination company that will enable it to continue as an operating company governed by the DGCL. The capital structure of the Company will be changed from (i) 70,000,000 Class A Common Stock, 12,500,000 Class B Common Stock and 1,000,000 preferred stock, each par value $0.0001 per share, to (ii) 990,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, each par value $0.0001 per share.

Reasons for the Amendment

The Board believes this amendment will provide us with increased flexibility in meeting future corporate needs and requirements by providing additional authorized shares of Common Stock and preferred stock, which will be available for issuance from time to time as determined by the post-combination board of directors for any proper corporate purpose including additional equity financings without the expense and delay associated with a special stockholders’ meeting, except where required by applicable rules, regulations and laws.

Proposal No. 4B: Adoption of Supermajority Vote Requirement to Amend the Second Amended and Restated Certificate of Incorporation

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock entitled to vote generally in the election of directors will be required for stockholders, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.

Reasons for the Amendment

The current certificate of incorporation of the Company generally may not be amended without an affirmative vote of a majority of all the then-outstanding shares of capital stock, voting as a single class, subject to certain heightened voting standards with respect to amendments to certain initial business combination provisions.  The Second Amended and Restated Certificate of Incorporation would require at least 66 2/3% of the voting power of all the then-outstanding shares of capital stock, voting as a single class, for the amendment, repeal or modification of (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company.  The amendments are intended to protect the Amended and Restated Bylaws and certain key provisions of the Second Amended and Restated Certificate of Incorporation of the post-combination company from arbitrary amendment and to prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders or making changes to provisions that are intended to protect all stockholders.

Proposal No. 4C: Removal of Directors

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will provide that subject to the rights of the holders of any outstanding series of preferred stock, any director, or the entire post-combination company’s board of directors, may be removed, for cause, by the affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon.

Reasons for the Amendment

The current certificate of incorporation of the Company provides that before a Business Combination, only holders of Founder Shares may remove a director, with or without cause, and that holders of public shares have no right to vote on the election or removal of any director. Under the DGCL, unless a company’s certificate of incorporation provides otherwise, removal of a director only for cause is automatic with a classified board.  The Second Amended and Restated Certificate of Incorporation of the post-combination company permits the removal of a director only for cause and only by the affirmative vote of the holders of at least at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon. The Company’s board of directors believes that such a standard will (i) increase board continuity and the likelihood that experienced board members with familiarity of the post-combination company’s business operations would serve on the board at any given time and (ii) make it more difficult for a potential acquiror or other person, group or entity to gain control of the post-combination company’s board of directors.

Proposal No. 4D: Action by Written Consent of Stockholders

Description of Amendment

The Second Amended and Restated Certificate of Incorporation of the post-combination company will eliminate the right of stockholders to act by written consent.

Reasons for the Amendment

The current certificate of incorporation of the Company provides that before a Business Combination, stockholders may act by written consent in accordance with the DGCL.  The Second Amended and Restated Certificate of Incorporation of the post-combination company would remove this right.  Eliminating the right of stockholders to act by written consent limits the circumstances under which stockholders can act on their own initiative to remove directors, or alter or amend the post-combination company’s organizational documents outside of a duly called special or annual meeting of the stockholders of the post-combination company. Further, the Company’s board of directors believes continuing to limit stockholders’ ability to act by written consent will (i) reduce the time and effort our board of directors and management would need to devote to stockholder proposals, which time and effort could distract our directors and management from other important company business and (ii) facilitate transparency and fairness by allowing all stockholders to consider, discuss, and vote on pending stockholder actions. In addition, the elimination of the stockholders’ ability to act by written consent may have certain anti-takeover effects by forcing a potential acquirer to take control of the board of directors only at a duly called special or annual meeting. However, this proposal is not in response to any effort of which the Company is aware to obtain control of the post-combination company, and the Company and its management do not presently intend to propose other anti-takeover measures in future proxy solicitations. Further, the Company’s board of directors does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the post-combination company. Inclusion of these provisions in the Second Amended and Restated Certificate of Incorporation of the post-combination company might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the board of directors and thereby help protect stockholders from the use of abusive and coercive takeover tactics.

Vote Required for Approval

Proposals No. 4A through 4D will be adopted and approved only if the holders of at least a majority of our outstanding shares of Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” Proposals No. 4A through 4D. Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a broker non-vote with regard to the Governance Proposals, will have no effect on the Governance Proposals. A properly executed proxy marked “ABSTAIN” with respect to a Governance Proposal will have the same effect as a vote “AGAINST” such Governance Proposal.

As discussed above, a vote to approve each of the Proposals No. 4A through 4D is an advisory vote, and therefore, is not binding on the Company, Sponsor or their respective boards of directors. Accordingly, regardless of the outcome of the non-binding advisory vote, the Company and Sponsor intend that the proposed Second Amended and Restated Certificate of Incorporation, in the form set forth on Annex B and containing the provisions noted above, will take effect at consummation of the Business Combination, assuming adoption of Proposal No. 3.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE “FOR” PROPOSALS NOS. 4A, 4B, 4C and 4D.

PROPOSAL NO. 5 – ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS

Overview

The Company’s Board currently consists of five members and is divided into three classes, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Kim S. Fennebresque, will expire at the first annual meeting of stockholders. The term of office of the second class of directors, consisting of John D. Howard and David J. Berkman, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Brian D. Finn and Stefan M. Selig, will expire at the third annual meeting of stockholders.

Pursuant to the Merger Agreement and the Proposed Second Amended and Restated Certificate of Incorporation, at Closing, our Board will be increased to eight directors and divided into three classes designated as Class I, Class II and Class III.  Two directors will serve as our Class I directors for a term expiring at the annual meeting of stockholders to be held in 2022, three directors will serve as our Class II directors for a term expiring at the annual meeting of stockholders to be held in 2023, and three directors will serve as our Class III directors for a term expiring at the annual meeting of stockholders to be held in 2024, or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement or removal.  At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting of the stockholders. There will be no limit on the number of terms a director may serve on the board of directors of the post-combination company.

Information regarding each nominee is set forth in the section entitled “Management After the Business Combination.”

Vote Required for Approval

Directors are elected by a plurality of the votes cast by holders of the outstanding shares of our Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting. This means that the eight director nominees who receive the most affirmative votes will be elected.  Under the terms of the Amended and Restated Certificate of Incorporation, only the holders of Class B Common Stock are entitled to vote on the election of directors to our board of directors. Votes marked “FOR” a nominee will be counted in favor of that nominee. Holders of Class B Common Stock may not cumulate their votes with respect to the election of directors. Accordingly, assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as an abstention from voting or broker non-vote, will have no effect on the outcome of the Director Election Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting. The Director Election Proposal is conditioned on the approval of the Cross-Conditioned Proposals at the Special Meeting. If any of the Cross-Conditioned Proposals are not approved, this Proposal No. 5 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR
STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE EIGHT DIRECTOR
NOMINEES TO THE BOARD OF DIRECTORS IN THE DIRECTOR ELECTION PROPOSAL

PROPOSAL NO. 6 – APPROVAL OF THE INCENTIVE PLAN, INCLUDING THE AUTHORIZATION OF THE INITIAL SHARE RESERVE UNDER THE INCENTIVE PLAN

The Company is seeking stockholder approval for the Sarcos Technology and Robotics Corporation 2021 Equity Incentive Plan (the “Incentive Plan”) a copy of which is attached as Annex E.  Our Board approved the Incentive Plan on April 5, 2021, subject to stockholder approval at the Special Meeting. The Incentive Plan is being adopted in connection with the Merger Agreement and, subject to stockholder approval at the Special Meeting, will become effective upon the closing of the Business Combination.  A total of 30,000,000 shares of Common Stock is being requested to be reserved for issuance under the Incentive Plan, plus up to 12,760,600 additional shares of Common Stock that may become available for issuance as a result of shares subject to assumed awards under the 2015 Plan due to their expiration or termination, being tendered or withheld for the payment of an exercise price or for tax withholding obligations, or forfeiture or repurchase due to failure to vest. The Incentive Plan is intended to replace the Sarcos 2015 Equity Incentive Plan, as amended (the “2015 Plan”), which will expire as to future grants as of the effective date of the Merger. Approval of the Incentive Plan will allow the Company to provide equity awards as part of the Company’s compensation program, an important tool for motivating, attracting and retaining talented employees and for creating stockholder value. Non-approval of the Incentive Plan will result in the Incentive Plan not becoming effective, no awards being granted thereunder and compel the Company to significantly increase the cash component of employee compensation following the closing of the Business Combination to attract and retain key employees because the Company would need to replace components of compensation Sarcos previously delivered in equity awards, which would therefore reduce the Company’s operating cash flow.

Our Board believes that long-term incentive compensation programs align the interests of management, employees and stockholders to create long-term stockholder value. Equity plans such as the Incentive Plan increase the Company’s ability to achieve this objective, and, by allowing for several different forms of long-term incentive awards, helps the Company to recruit, reward, motive, and retain talented personnel. Our Board believes that the approval of the Incentive Plan is essential to the Company’s continued success following the Business Combination, and in particular, the Company’s ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor marks in which the Company will compete. Such awards are also crucial to the Company’s ability to motivate employees to achieve its goals.

Key Plan Provisions

•

The Incentive Plan will continue until terminated by our Board or compensation committee, but no incentive stock options may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Incentive Plan.

•

The Incentive Plan provides for the grant of stock options, both incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards.

•

30,000,000 shares of Common Stock will be authorized for issuance pursuant to awards under the Incentive Plan, plus up to 12,760,600 additional shares of Common Stock that may become available for issuance as a result of shares subject to assumed awards under the 2015 Plan due to their expiration or termination, being tendered or withheld for the payment of an exercise price or for tax withholding obligations, or forfeiture or repurchase due to failure to vest, as described below.

•	The Incentive Plan will be administered by the Board or, if designated by the Board, the compensation committee.

Summary of the Incentive Plan

The following paragraphs provide a summary of the principal features of the Incentive Plan and its operation. However, this summary is not a complete description of all of the provisions of the Incentive Plan and is qualified in its entirety by the specific language of the Incentive Plan.

Purposes of the Incentive Plan

The purposes of the Incentive Plan are to attract and retain personnel for positions with the Company, any parent or subsidiary, and any entity that is in control of, is controlled by or is under common control with the Company following the Business Combination (such entities are referred to herein as the company group); to provide additional incentive to employees, directors, and consultants; and to promote the success of the Company’s business following the Business Combination. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and performance awards as the administrator of the Incentive Plan may determine.

Authorized Shares

Subject to the adjustment provisions contained in the Incentive Plan, the maximum number of shares of Common Stock that may be issued pursuant to awards under the Incentive Plan is (i) 30,000,000 shares of Common Stock, plus (ii) any shares of Common Stock subject to stock options other awards that were assumed in the Business Combination and expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of shares to be added to the Incentive Plan pursuant to clause (ii) equal to 12,760,600 shares of Common Stock.

Generally, if an award expires or becomes unexercisable without having been exercised in full, is surrendered under an exchange program described below, or, with respect to restricted stock, restricted stock units or performance awards, is forfeited to or reacquired by us due to the failure to vest, the unpurchased shares (or for awards other than options or stock appreciation rights, the forfeited or repurchased shares) that were subject to such awards will become available for future grant or sale under the Incentive Plan (unless it has terminated). With respect to stock appreciation rights, only shares actually issued will cease to be available. Shares that actually have been issued under the Incentive Plan under any award will not be returned to the Incentive Plan and will not become available for future distribution under the Incentive Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale. To the extent an award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance.

If any extraordinary dividend or other extraordinary distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, other change in the corporate structure of the Company affecting the shares, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any of its successors) affecting the shares occurs (including a change in control of the Company), the administrator, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the Incentive Plan, will adjust the number and class of shares that may be delivered under the Incentive Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limits contained in the Incentive Plan.

Plan Administration

The Board or a committee appointed by the Board will administer the Incentive Plan and are referred to as the administrator. Different administrators may administer the Incentive Plan with respect to different groups of service providers. The Board may retain the authority to concurrently administer the Incentive Plan and revoke the delegation of some or all authority previously delegated.

Subject to the terms of the Incentive Plan and applicable laws, the administrator generally will have the power, in its sole discretion, to make any determinations and perform any actions deemed necessary or advisable for administering the Incentive Plan. The administrator will have the power to administer the Incentive Plan, including but not limited to the power to construe and interpret the Incentive Plan and awards granted under the Incentive Plan, and determine the terms of awards, including but not limited to the exercise price (if any), the number of shares of Common Stock subject to each award, the time when awards may vest or be exercised (including the ability to accelerate the vesting and exercisability of awards), and the form of consideration payable upon exercise, if applicable. The administrator may select the service providers to whom awards may be granted and approve forms of awards agreements under the Incentive Plan. The administrator will also have the authority to amend awards (including but not limited to the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option) and to temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, subject to the provisions of the Incentive Plan. The administrator may institute and determine the terms and conditions of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) participants have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. Unless a participant is on an approved leave of absence, the administrator will have sole discretion to determine the date on which a participant stops actively providing services to the Company or the company group. The administrator’s decisions, determinations, and interpretations are final and binding on all participants and any other holders of awards.

Eligibility

Persons eligible to receive awards under the Incentive Plan include our officers and other employees, non-employee directors and consultants of the Company.  Following the closing of the Business Combination, approximately 110 of our employees, each of our seven non-employee directors and approximately [●] other individuals who provide services to us as consultants, are considered eligible under the Incentive Plan.

Stock Options

Options may be granted under the Incentive Plan. Subject to the provisions of the Incentive Plan, the administrator will determine the terms and conditions of options, including when such options vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such options will vest or become exercisable). The per share exercise price of any option generally must be at least 100% of the fair market value of a share on the date of grant, and the term of an incentive stock option may not be more than 10 years. However, with respect to any incentive stock option granted to an individual who owns 10% of the voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, the term of such option must not exceed 5 years, and the per share exercise price of such incentive stock option must be at least 110% of the fair market value of a share on the grant date. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her option for the period of time stated in his or her option agreement. In no event may an option be exercised later than the expiration of its term, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law, as described more fully in the Incentive Plan. Subject to the provisions of the Incentive Plan, the administrator will determine the other terms of options, including but not limited to the acceptable forms of consideration for exercising an option.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Incentive Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of Common Stock between the exercise date and the date of grant. Subject to the provisions of the Incentive Plan, the administrator will determine the terms and conditions of stock appreciation rights, including when such rights vest and become exercisable (and the administrator will have the discretion to accelerate the time at which such rights will vest or become exercisable) and whether to pay any increased appreciation in cash, shares, or a combination of both. The per share exercise price of a stock appreciation right must be at least 100% of the fair market value a share on the date of grant with respect to United States taxpayers, and the term of a stock appreciation right will be 10 years. After a participant’s service terminates, he or she generally may exercise the vested portion of his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its terms, except in certain circumstances where the expiration occurs during a period where exercise is not permitted under applicable law, as described more fully in the Incentive Plan.

Restricted Stock

Restricted stock may be granted under the Incentive Plan. Restricted stock awards are grants of shares that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us or members of the company group), and the administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting but will not have dividend rights with respect to such shares upon grant without regard to the restriction, unless the administrator provides otherwise. Shares of restricted stock as to which the restrictions have not lapsed are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one Share. The administrator will determine the terms and conditions of restricted stock units including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. The administrator will have the discretion to accelerate the time at which any restrictions will lapse or be removed and to settle earned restricted stock units in cash, shares, or a combination of both.

Performance Awards

Performance awards may be granted under the Incentive Plan. Performance awards are awards that will result in a payment to a participant only if objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance objectives in its discretion, which, depending on the extent to which they are met, will determine the value of the payout for the performance awards to be paid out to participants. The administrator will have the discretion to reduce or waive any performance objectives or other vesting provisions for performance awards. Performance awards will have a threshold, target, and maximum payout value established by the administrator on or before to the grant date. The administrator will have the discretion to pay earned performance awards in the form of cash, shares, or in some combination of both.

Non-Employee Directors

The Incentive Plan provides that any non-employee director, in any fiscal year, may not be paid, issued or granted cash retainer fees and equity awards (including awards under the Incentive Plan) with an aggregate value of more than $500,000, increased to $750,000 in connection with the non-employee director’s initial service, with the value of each equity award based on its grant date fair value. For purposes of this limitation, the grant date fair value is determined in accordance with U.S. generally accepted accounting principles. Any cash compensation or equity awards granted under the Incentive Plan to a non-employee director for his or her services as an employee, or for his or her services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to our non-employee directors.

Non-Transferability of Awards

Unless the administrator provides otherwise, the Incentive Plan generally does not allow for the transfer or disposal of awards and only the recipient of an award may exercise an award during his or her lifetime. Any unauthorized transfer will be void.

Dissolution or Liquidation.

If there is a proposed liquidation or dissolution of the Company, the administrator will notify participants at such time before the effective date of such event as the administrator determines and all awards, to the extent that they have not been previously exercised, will terminate immediately before the consummation of such event.

Merger or Change in Control

The Incentive Plan provides that if there is a merger or a “change in control” (as defined under the Incentive Plan) of the Company, each outstanding award will be treated as the administrator determines (subject to the following paragraph) without a participant’s consent, including that an award be continued by the successor corporation or that vesting of awards may accelerate automatically upon consummation of the transaction. The administrator will not be required to treat all awards, portions of awards or participants similarly and may modify awards, subject to the provisions of the Incentive Plan.

If the successor corporation does not continue an award (or some portion of such award), the participant will fully vest in (and have the right to exercise) 100% of the then-unvested shares subject to his or her outstanding options and stock appreciation rights, all restrictions on 100% of the participant’s outstanding restricted stock and restricted stock units will lapse, and, regarding 100% of participant’s outstanding awards with performance-based vesting, all performance goals or other vesting criteria will be treated as achieved at 100% of target levels and all other terms and conditions met. In no event will vesting of an award accelerate as to more than 100% of the award. If options or stock appreciation rights are not continued when a change in control or a merger of the Company with or into another corporation or other entity occurs, the administrator will notify the participant in writing or electronically that the participant’s vested options or stock appreciation rights (after considering the foregoing vesting acceleration, if any) will be exercisable for a period of time determined by the administrator in its sole discretion and all of the participant’s options or stock appreciation rights will terminate upon the expiration of such period (whether vested or unvested).

With respect to awards held by a non-employee director, in the event of a change in control, the non-employee director will fully vest in and have the right to exercise his or her options and/or stock appreciation rights, all restrictions on his or her restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant.

Forfeiture and Clawback

All awards granted under the Incentive Plan will be subject to recoupment under any clawback policy that we are required to adopt under applicable law or listing standards. In addition, the administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including without limitation to any reacquisition right regarding previously acquired shares or other cash or property. In addition, the administrator may provide in an award agreement that the recipient’s rights, payments, and benefits with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an award.

Amendment or Termination

The Incentive Plan will become effective upon the Closing and will continue in effect until terminated by the administrator, but no incentive stock options may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Incentive Plan. In addition, the Board will have the authority to amend, suspend, or terminate the Incentive Plan, but such action generally may not materially impair the rights of any participant without his or her written consent.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Incentive Plan. The summary is based on existing U.S. laws and regulations as of April 2021, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the IRS no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Awards

A participant generally will recognize no income upon the grant of a performance award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our chief executive officer and certain “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified individuals will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO AWARDS UNDER THE INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, director, or consultant may receive under the Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance. We have not previously sponsored an equity incentive plan, and, therefore, the aggregate number of shares of Common Stock which would have been received by or allocated to our named executive officers; executive officers, as a group; directors who are not executive officers, as a group; and all other current employees who are not executive officers, as a group is not determinable.

Vote Required for Approval

The Incentive Plan Proposal will be adopted and approved only if the holders of at least a majority of our outstanding shares of Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” the Incentive Plan Proposal. Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a broker non-vote, will have no effect on the outcome of the Incentive Plan Proposal. A properly executed proxy marked “ABSTAIN” with respect to the Incentive Plan Proposal will have the same effect as a vote “AGAINST” the Incentive Plan Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting. This Proposal No. 6 is conditioned on the approval of the Cross-Conditioned Proposals. If each of the Cross-Conditioned Proposals is not approved, this Proposal No. 6 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6

PROPOSAL NO. 7 – APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, INCLUDING THE AUTHORIZATION OF THE INITIAL SHARE RESERVE UNDER THE EMPLOYEE STOCK PURCHASE PLAN

We are seeking stockholder approval for the Sarcos Technology and Robotics Corporation 2021 Employee Stock Purchase Plan (the “ESPP”) a copy of which is included as Annex F.  Our Board approved the Incentive Plan on April 5, 2021, subject to stockholder approval at the Special Meeting.  The ESPP is being adopted in connection with the Merger Agreement and will become effective, subject to stockholder approval at the Special Meeting, upon the closing of the Business Combination.

The ESPP will provide eligible employees an opportunity to purchase shares of New Common Stock at a discount through accumulated contributions of their earned compensation. Our Board has determined that offering an employee stock purchase plan is important to the Company’s ability to compete for talent following the closing of the Business Combination. The ESPP will become a significant part of the Company’s overall equity compensation strategy (especially with respect to the Company’s nonexecutive employees) if it is approved by our stockholders. Non-approval of the ESPP will mean that the Company may not be able to offer competitive compensation to existing employees and qualified candidates, which could prevent the Company from successfully attracting and retaining highly skilled employees.

The ESPP’s initial share reserve is 3,000,000 shares of Common Stock. Following the ESPP’s effectiveness, offering periods will not commence under the ESPP until determined by the Board or its compensation committee.

Our Board believes that an employee stock purchase plan will be an important factor in attracting, motivating, and retaining qualified personnel who are essential to the success of the Company. The ESPP provides a significant incentive by allowing employees to purchase shares of Common Stock at a discount.

Summary of the 2021 Employee Stock Purchase Plan

The following paragraphs provide a summary of the principal features of the ESPP and its operation. However, this summary is not a complete description of all of the provisions of the ESPP and is qualified in its entirety by the specific language of the ESPP.

Purpose

The purpose of the ESPP is to provide eligible employees of the Company with an opportunity to purchase shares of Common Stock through accumulated contributions, which generally will be made through payroll deductions. The ESPP permits the administrator (as discussed below) to grant purchase rights that qualify for preferential tax treatment under Section 423 of the Code. In addition, the ESPP authorizes the grant of purchase rights that do not qualify under Code Section 423 pursuant to rules, procedures or sub-plans adopted by the administrator that are designed to achieve desired tax or other objectives.

Shares Available for Issuance

Subject to adjustment upon certain changes in the Company’s capitalization as described in the ESPP, the maximum number of shares of Common Stock that will be available for issuance under the ESPP will be 3,000,000 shares. The shares may be authorized, but unissued, or reacquired Common Stock. We currently are unable to determine how long this share reserve may last because the number of shares that will be issued in any year or offering period depends on a variety of factors that cannot be predicted with certainty, including, for example, the number of employees who elect to participate in the ESPP, the level of contributions made by participants and the future price of shares of Common Stock.

Administration

The ESPP will be administered by the Board or a committee appointed by the Board that is constituted to comply with applicable laws. We expect the compensation committee to be the administrator of the ESPP. Subject to the terms of the ESPP, the administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to delegate ministerial duties to any of our employees, to designate separate offerings under the ESPP, to designate subsidiaries and affiliates as participating in the Section 423 Component and the Non-Section 423 Component, to determine eligibility, to adjudicate all disputed claims filed under the ESPP and to establish such procedures that it deems necessary or advisable for the administration of the ESPP. The administrator is authorized to adopt rules and procedures in order to: determine eligibility to participate, determine the definition of compensation for the purposes of contributions to the ESPP, handle contributions to the ESPP, coordinate the making of contributions to the ESPP, establish bank or trust accounts to hold contributions to the ESPP, effect the payment of interest, effect the conversion of local currency, satisfy obligations to pay payroll tax, determine beneficiary designation requirements, implement and determine withholding procedures and determine procedures for the handling of stock certificates that vary with applicable local requirements. The administrator also is authorized to determine that, to the extent permitted by applicable law, the terms of a purchase right granted under the ESPP or an offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the ESPP or the same offering to employees resident solely in the U.S. Every finding, decision and determination made by the administrator will, to the full extent permitted by law, be final and binding upon all parties.

Eligibility

Generally, all of our employees will be eligible to participate if they are customarily employed by the Company, or any participating subsidiary or affiliate of the Company, for at least 20 hours per week and more than five months in any calendar year.  Following the closing of the Business Combination, approximately 110 of our employees are considered eligible under the ESPP.  The administrator, in its discretion, may, prior to an enrollment date, for all options to be granted on such enrollment date in an offering, determine that an employee who (i) has not completed at least two years of service (or a lesser period of time determined by the administrator) since his or her last hire date, (ii) customarily works not more than 20 hours per week (or a lesser period of time determined by the administrator), (iii) customarily works not more than five months per calendar year (or a lesser period of time determined by the administrator), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to disclosure requirements under Section 16(a) of the U.S. Securities Exchange Act of 1934, as amended, is or is not eligible to participate in such offering period.

However, an employee may not be granted rights to purchase shares under the ESPP if such employee:

•

immediately after the grant would own capital stock and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or of any parent or subsidiary of the Company; or

•

holds rights to purchase shares under all employee stock purchase plans of the Company or any parent or subsidiary of the Company that accrue at a rate that exceeds $25,000 worth of shares for each calendar year in which such rights are outstanding at any time.

Offering Periods

The ESPP will include a component that allows us to make offerings intended to qualify under Section 423 of the Code and a component that allows the Company to make offerings not intended to qualify under Section 423 of the Code to designated companies, as described in the ESPP.  Offering periods will begin and end on such dates as may be determined by the administrator in its discretion, in each case on a uniform and nondiscriminatory basis, and may contain one or more purchase periods.  The administrator may change the duration of offering periods (including commencement dates) with respect to future offerings so long as such change is announced prior to the scheduled beginning of the first offering period affected.   No offering period may last more than twenty-seven (27) months.

Contributions

The ESPP will permit participants to purchase shares of Common Stock through contributions (in the form of payroll deductions or otherwise to the extent permitted by the administrator) of up to 15% of their eligible compensation, which includes a participant’s base straight time gross earnings but excludes payments for commissions, incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. Unless otherwise determined by the administrator, a participant may not change the rate of his or her contributions during an offering period.

Exercise of Purchase Right

Amounts contributed and accumulated by the participant will be used to purchase shares of Common Stock at the end of each purchase period. A participant may purchase a maximum number of shares of during a purchase period as determined by the administrator in its discretion and on a uniform and nondiscriminatory basis. The purchase price of the shares will be 85% of the lower of the fair market value of Common Stock on the first trading day of the offering period or on the exercise date, which is generally the last trading day of a purchase period. Participants may end their participation at any time during an offering period and will be paid their accrued contributions that have not yet been used to purchase shares. Participation ends automatically upon termination of employment with us.

Termination of Participation

Participation in the ESPP generally will terminate when a participating employee’s employment with us or a designated company ceases for any reason, the employee withdraws from the ESPP or the Company terminates or amends the ESPP such that the employee no longer is eligible to participate. An employee may withdraw his or her participation in the ESPP at any time in accordance with procedures, and prior to any applicable deadline, specified by the administrator. Upon withdrawal from the ESPP, in general the employee will receive all amounts credited to his or her account without interest (unless otherwise required under applicable law) and his or her payroll withholdings or contributions under the ESPP will cease.

Non-Transferability

Neither contributions credited to a participant’s account nor rights to purchase shares of Common Stock and any other rights and interests under the ESPP may be assigned, transferred, pledged or otherwise disposed of (other than by will, the laws of descent and distribution or beneficiary designation in the event of death). Any attempt at such prohibited disposition will be without effect, except that we may treat such act as an election to withdraw participation.

Certain Transactions

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares of Common Stock or our other securities, or other change in the Company’s corporate structure affecting the Common Stock occurs (other than any ordinary dividends or other ordinary distributions), the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the ESPP in such manner it may deem equitable, will adjust the number and class of shares that may be delivered under the ESPP, the purchase price per share, the class and the number of shares covered by each purchase right under the ESPP that has not yet been exercised, and the numerical limits of the ESPP.

In the event of the Company’s proposed dissolution or liquidation, any ongoing offering periods will be shortened and will terminate immediately before completion of the proposed dissolution or liquidation following the purchase of shares under the shortened offering periods, unless provided otherwise by the administrator. Prior to the new exercise date, the administrator will notify participants regarding the new exercise date and the exercise to occur on such date.

In the event of our merger or “change in control” (as defined in the ESPP), each outstanding option under the ESPP will be assumed or substituted for by the successor corporation or its parent or subsidiary. In the event that options are not assumed or substituted for, the offering period will be shortened by setting a new exercise date on which the offering period will end, which will occur prior to the closing of the merger or change in control.  Prior to the new exercise date, the administrator will notify participants regarding the new exercise date and the exercise to occur on such date.

Amendment; Termination

The administrator will have the authority to amend, suspend or terminate the ESPP. The ESPP automatically will terminate in 2041, unless it is terminated sooner. If the administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the administrator may modify, amend or terminate the ESPP to reduce or eliminate such accounting consequence. If the ESPP is terminated, the administrator in its discretion may terminate all outstanding offering periods either immediately or after completion of the purchase of shares under the ESPP (which may be adjusted to occur sooner than originally scheduled), or in accordance with their terms. If options are terminated prior to their expiration, then all amounts credited to participants that have not been used to purchase shares will be returned, without interest (unless otherwise required under applicable law), as soon as administratively practicable.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the ESPP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction to which the participant may be subject. As a result, tax consequences for any particular participant may vary based on individual circumstances.

The ESPP is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code. Under an employee stock purchase plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares of common stock acquired under the ESPP or in the event of the participant’s death while still owning the purchased shares of common stock.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which the shares were acquired or within one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction equal in amount to such excess, for the taxable year in which such disposition occurs. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares and (ii) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

In addition, a participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% U.S. Federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of shares purchased under the ESPP. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price and (ii) 15% of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Number of Awards Granted to Employees, Consultants and Directors

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate, the amount of his or her eligible compensation, and his or her determination as to the portion of his or her eligible compensation to contribute to the ESPP. Further, the number of shares of Common Stock that may be purchased under the ESPP is determined, in part, by the price of shares of Common Stock on the first day of each offering period and applicable exercise date of each purchase period. Accordingly, the actual number of shares that would be purchased by any individual under the ESPP in the future is not determinable. We have not previously sponsored an employee stock purchase plan, and, therefore, the aggregate number of shares of Common Stock which would have been received by or allocated to our named executive officers; executive officers, as a group; and all other current employees who are not executive officers, as a group, who may participate in the ESPP is not determinable. Nonemployee members of the Board are not eligible to participate in the ESPP.

Vote Required for Approval

The Employee Stock Purchase Plan Proposal will be adopted and approved only if the holders of at least a majority of our outstanding shares of Common Stock, represented virtually or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” the Employee Stock Purchase Plan Proposal. Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a broker non-vote, will have no effect on the outcome of the Employee Stock Purchase Plan Proposal. A properly executed proxy marked “ABSTAIN” with respect to the Employee Stock Purchase Plan Proposal will have the same effect as a vote “AGAINST” the Employee Stock Purchase Plan Proposal.

Unless waived by the parties to the Merger Agreement, the closing of the Business Combination is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Employee Stock Purchase Plan Proposal at the Special Meeting.  This Proposal No. 7 is conditioned on the approval of the Cross-Conditioned Proposals. If each of the Cross-Conditioned Proposals is not approved, this Proposal No. 7 will have no effect, even if approved by our stockholders.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 7

PROPOSAL NO. 8 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal or the Incentive Plan Proposal, but no other proposal if the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal or the Incentive Plan Proposal are approved. In no event will our Board adjourn the Special Meeting or consummate the Business Combination beyond July 20, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Election Proposal, the Incentive Plan Proposal, the Employee Stock Purchase Plan Proposal or any other proposal.

Vote Required for Approval

The Adjournment Proposal will be adopted and approved only if the holders of at least a majority of our outstanding shares of Common Stock represented virtually or by proxy and entitled to vote thereon at the Special Meeting, vote “FOR” the Adjournment Proposal. Assuming a valid quorum is established, a Company stockholder’s failure to vote by proxy or to vote virtually at the Special Meeting, as well as a broker non-vote, will have no effect on the outcome of the Adjournment Proposal. A properly executed proxy marked “ABSTAIN” with respect to the Adjournment Proposal will have the same effect as a vote “AGAINST” the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

Overview

The Company is a blank check company incorporated in Delaware on August 27, 2020 and was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. Throughout the acquisition strategy process, the Company has leveraged its team’s network of potential proprietary and public transaction sources where it believes a combination of its relationships, knowledge and experience could effect a positive transformation or augmentation of existing businesses or properties to improve their overall value proposition. The Company has neither engaged in any operations nor generated any revenue to date. Based on its business activities, it is a “shell company” as defined in the Exchange Act because it has no operations and nominal assets consisting solely of cash and/or cash equivalents.

On January 20, 2021, the Company consummated its IPO of 27,600,000 units, including 3,600,000 units that were issued pursuant to the underwriters’ full exercise of their over-allotment option. The units were sold at a price of $10.00 per unit, generating gross proceeds to us of approximately $276.0 million. Each unit consists of one share of our Class A Common Stock and one-half of one public warrant. Each whole public warrant entitles the holder thereof to purchase one share of our Class A Common Stock at a price of $11.50 per share, subject to adjustment, and only whole warrants are exercisable. The public warrants will become exercisable 30 days after the completion of our initial business combination and will expire five years after the completion of our initial business combination or earlier upon redemption or liquidation.

On January 20, 2021, simultaneously with the consummation of its IPO, the Company completed the private sale of 7,270,000 private placement warrants, together with a purchase of Founder Shares by BlackRock and Millennium Holders, generating gross proceeds to the Company of approximately $7,270,000. Each private placement warrant entitles the holder to purchase one share of Class A Common Stock at $11.50 per share. The private placement warrants (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination.

Approximately $276.0 million of the net proceeds from our IPO and the sale of the private placement warrants has been deposited in the Trust Account maintained by Continental Stock Transfer & Trust Company, acting as trustee. These funds will not be released until the earlier of our completion of our initial business combination or our liquidation, although we may withdraw the interest earned on the funds held in our Trust Account to pay franchise and income taxes.

Initial Business Combination

Our initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the amount of deferred underwriting discounts held in trust and taxes payable on the income earned on the Trust Account) at the time of our signing of the agreement in connection with our initial business combination. If our Board is not able to independently determine the fair market value of the target business or businesses, we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria.

Redemption Rights for Public Stockholders upon Completion of our Initial Business Combination

We will provide our public stockholders with the opportunity to redeem all or a portion of their shares of Class A Common Stock upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the completion of the initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any, divided by the number of then outstanding public shares, subject to the limitations described herein. As of the record date, the amount in the Trust Account is approximately $[●] per public share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. The redemption rights will include the requirement that a beneficial holder must identify itself in order to validly redeem its shares. There will be no redemption rights upon the completion of our initial business combination with respect to our warrants. Our Sponsor and each member of our management team have entered into letter agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to any Founder Shares and any public shares in connection with (i) the completion of our initial business combination and (ii) a stockholder vote to approve an amendment to our current certificate of incorporation that would affect the substance or timing of our obligation to allow redemption in connection with our initial business combination or amendments to our current certificate of incorporation prior thereto or to redeem 100% of our public shares if we have not completed an initial business combination on or prior to July 20, 2022.

Limitations on Redemptions

Our current certificate of incorporation provides that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 either immediately prior to or upon consummation of an initial business combination (so that we are not subject to the SEC’s “penny stock” rules). However, the proposed business combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the proposed business combination. In the event the aggregate cash consideration we would be required to pay for all Class A Common Stock that are validly submitted for redemption would reduce our net tangible assets below $5,000,001, we will not complete the business combination or redeem any shares, and all Class A Common Stock submitted for redemption will be returned to the holders thereof.

Limitation on Redemption upon Completion of Our Initial Business Combination if We Seek Stockholder Approval

Notwithstanding the foregoing, if we seek stockholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our current certificate of incorporation will provide that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our IPO, which we refer to as the “Excess Shares.” By limiting our stockholders’ ability to redeem no more than 15% of the shares sold in our IPO without our prior consent, we believe we will limit the ability of a small group of stockholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with a business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash.

However, we would not be restricting our stockholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination.

Redemption of Public Shares and Liquidation if no Initial Business Combination

Our Sponsor, officers and directors have agreed that we will have only until July 20, 2022 to complete an initial business combination. If we have not completed an initial business combination by such date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we do not complete an initial business combination on or prior to July 20, 2022.

Our Sponsor and each member of our management team have entered into letter agreements with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares if we do not complete an initial business combination on or prior to July 20, 2022. However, if they acquire public shares in or after our IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such public shares if we do not complete an initial business combination within the allotted time period.

Our Sponsor, executive officers and directors have agreed, pursuant to written agreements with us, that they will not propose any amendment to our current certificate of incorporation that would affect the substance or timing of our obligation to allow redemption in connection with our initial business combination or amendments to our current certificate of incorporation prior thereto or to redeem 100% of our public shares if we do not complete an initial business combination on or prior to July 20, 2022, unless we provide our public stockholders with the opportunity to redeem their public shares of Class A Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, if any, divided by the number of the then outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 (so that we are not subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement, we would not proceed with the amendment or the related redemption of our public shares at such time. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our Sponsor, any executive officer or director or any other person.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts held outside the Trust Account plus up to $100,000 of funds from the Trust Account available to us to pay dissolution expenses, although we cannot assure you that there will be sufficient funds for such purpose.

If we were to expend all of the net proceeds of our IPO and the sale of the Private Placement Warrants, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, as of the record date, the per-share redemption amount received by stockholders upon our dissolution would be approximately $[●]. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public stockholders. We cannot assure you that the actual per-share redemption amount received by stockholders will not be substantially less than $10.00. Under Section 281(b) of the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we will seek to have all vendors, service providers (other than our independent registered public accounting firm), prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. Neither Credit Suisse nor Marcum LLP, our auditors, will execute agreements with us waiving such claims to the monies held in the Trust Account. In addition, there is no guarantee that entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, our Sponsor has agreed that they will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share, due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our taxes, if any, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy their indemnity obligations and we believe that our Sponsor’s only assets are securities of our company. Therefore, we believe it is unlikely that our Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share, due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our taxes, if any, and our Sponsor asserts that they are unable to satisfy their indemnification obligations or that they have no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per share.

We will seek to reduce the possibility that our Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (other than our independent registered public accounting firm), prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Our Sponsor will also not be liable as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. We initially had access to up to approximately $1,000,000 from the proceeds of our IPO and the sale of the Private Placement Warrants with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from our Trust Account could be liable for claims made by creditors, however such liability will not be greater than the amount of funds from our Trust Account received by any such stockholder.

If we do not complete our initial business combination on or prior to July 20, 2022, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account that may be released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return $10.00 per share to our public stockholders. Additionally, if we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover some or all amounts received by our stockholders. Furthermore, our Board may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public stockholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our public stockholders will be entitled to receive funds from the Trust Account only (i) in the event of the redemption of our public shares if we do not complete an initial business combination on or prior to July 20, 2022, (ii) in connection with a stockholder vote to amend our current certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or amendments to our current certificate of incorporation prior thereto or to redeem 100% of our public shares if we do not complete an initial business combination on or prior to July 20, 2022 or (B) with respect to any other provisions relating to the rights of holders of our Class A Common Stock, or (iii) if they redeem their respective shares for cash upon the completion of an initial business combination. Public stockholders who redeem their shares of our Class A Common Stock in connection with a stockholder vote described in clause (ii) in the preceding sentence shall not be entitled to funds from the Trust Account upon the subsequent completion of an initial business combination or liquidation if we have not completed an initial business combination on or prior to July 20, 2022, with respect to such shares of our Class A Common Stock so redeemed. In no other circumstances will a stockholder have any right or interest of any kind to or in the Trust Account. In the event we seek stockholder approval in connection with our initial business combination, a stockholder’s voting in connection with the business combination alone will not result in a stockholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account. Such stockholder must have also exercised its redemption rights described above. These provisions of our current certificate of incorporation, like all provisions of our current certificate of incorporation, may be amended with a stockholder vote.

Facilities

Our executive offices are located at c/o Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 and our telephone number is (212) 818-8800. Our office space, to the extent it is needed, is being provided to us for no charge by Graubard Miller, our counsel. We consider our current office space, combined with the other office space otherwise available to our executive officers and directors, adequate for our current operations.

Employees

We currently have three executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full time employees prior to the completion of our initial business combination.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such, and we and the members of our management team have not been subject to any such proceeding in the 12 months preceding the date of this proxy statement.

Management

Founder, Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Brian D. Finn	[60]	Chief Executive Officer, Secretary, Treasurer and Director
Stefan M. Selig	[57]	Director (Chairman)
Amy Salerno	[45]	Chief Financial Officer
Sam S. Potter	[36]	Vice President of Corporate Development
John D. Howard	[68]	Director
David J. Berkman	[58]	Director
Kim S. Fennebresque	[70]	Director

Brian D. Finn has served as our Chief Executive Officer, Secretary and Treasurer and a member of our Board since our formation. Mr. Finn has over 35 years of experience in the financial services industry as well as a variety of corporate and philanthropic board roles. From 2008 until he retired in 2013, Mr. Finn served as Chairman and Chief Executive Officer of Asset Management Finance Corp (AMF) and as a Senior Advisor to Credit Suisse. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments (AI) at Credit Suisse. During his tenure at Credit Suisse, the firm launched a series of alternative investment management firms, including GSO (now Blackstone-GSO), Global Infrastructure Partners (partnership with General Electric), China Renaissance Capital (China Private Equity), Gulf Capital (Middle East-North Africa PE), Mubadala Infrastructure Partners (Middle East Infrastructure in partnership with Mubadala and GE), Ospraie Special Opportunities (Commodities PE), Hudson Clean Energy (Alternative Energy PE) and Matlin Patterson (distressed). From 2002 to 2005, Mr. Finn held senior management positions within Credit Suisse, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, CEO of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse Group. Mr. Finn began his career in 1982 as a member of the Mergers & Acquisitions Group (M&A) at The First Boston Corporation, ultimately becoming Co-Head of M&A in 1993. He has advised on dozens of transactions worth well over $100 billion. In 1997, he joined the private equity firm Clayton, Dubilier & Rice as a partner and then later rejoined Credit Suisse in 2002. Mr. Finn is a member of the boards of The Scotts Miracle-Gro Company (NYSE:SMG) and Owl Rock Capital Corp. (NYSE:ORCC). He is currently Chairman of Star Mountain Capital, Chairman of Covr Financial Technologies, an Investment Partner at Nyca Partners (fintech VC) as well as a board member of a number of early stage companies. He has previously been a Strategic Advisor to KKR, member of the boards of Baxter International, Telemundo, MGM Pictures, and a number of other public and private companies. Mr. Finn is past Chairman of the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania, Vice Chairman of the Board of the City Kids Foundation and a member of the Boards of the Intrepid Fallen Heroes Fund, the Gordon A. Rich Memorial Foundation and the Starmar Foundation. Mr. Finn received a Bachelor of Science Degree in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Finn is well-qualified to serve as a member of our Board due to his extensive experience, relationships and contacts.

Stefan M. Selig has served as a member of our Board (Chairman) since our formation. Mr. Selig is an accomplished banker and senior executive who has served in prominent leadership roles in both the private and public sectors. During his nearly 30-year Wall Street career, Mr. Selig built a reputation as a trusted counselor to his clients, and he is recognized for his experience and judgment in providing strategic and financial advice to leading companies and investors. In 2017, Mr. Selig founded, and has since served as Managing Partner of, BridgePark Advisors LLC to provide personalized strategic advice on a broad range of critical business and financial issues and transaction execution to a select group of CEOs, boards of directors, and institutional and high net worth investors. Mr. Selig served as President Obama’s Under Secretary of Commerce for International Trade at the U.S. Department of Commerce from 2014 to 2016. As one of the nation’s most senior commercial diplomats, Mr. Selig headed the International Trade Administration, a bureau of 2,200 trade and investment professionals in over 75 countries. Mr. Selig also served as the Executive Director of the Travel and Tourism Advisory Board, sat on the board of directors of the Overseas Private Investment Corporation (OPIC), the U.S. government’s development finance institution, was a Commissioner for the Congressional Executive Commission on China, and was the Executive Director of the President’s Advisory Council on Doing Business in Africa. Before joining the Obama Administration, Mr. Selig was at Bank of America Merrill Lynch from 1999 to 2014, most recently as the Executive Vice Chairman of Global Corporate & Investment Banking. At BAML, Mr. Selig built and maintained critical relationships at the CEO and board level with important clients of the bank. He previously served as Vice Chairman of Global Investment Banking and Global Head of Mergers & Acquisitions with responsibility for Global Technology, Media and Telecommunications and Global Financial Sponsors Groups; Chairman, Fairness Opinion Review Committee, and Member of Risk and Reputation and New York Market Committees. Prior to joining Bank of America, Mr. Selig held various senior investment banking positions, including Co-Head of Mergers & Acquisitions for UBS Securities. He began his investment banking career in the Mergers & Acquisitions Group at The First Boston Corporation in 1984, and subsequently was an original member of Wasserstein Perella & Co. Mr. Selig currently serves as a director of a number of public and private companies including: Tuscan Holdings Corp. (Nasdaq: THCB), a blank check company searching for an initial business combination; Simon Property Group (NYSE: SPG), an S&P 100 company and a global leader in the ownership of premier shopping, dining, entertainment, and mixed-use destinations; Safehold Inc. (NYSE: SAFE), which acquires, owns, manages and capitalizes ground net leases and of Drive DeVilibiss Healthcare, a leading manufacturer of medical products controlled by Clayton, Dubilier & Rice; and Nordic Aviation Capital, the world’s largest regional aircraft leasing company. He is a member of the Council on Foreign Relations, The Economic Club of New York, the Bretton Woods Committee and the Atlantic Council Councilors Program. Mr. Selig is a graduate received a B.A. from Wesleyan University and an MBA from Harvard Business School. We believe Mr. Selig is well-qualified to serve as a member of our Board due to his extensive experience, relationships and contacts.

Amy Salerno has served as our Chief Financial Officer since September 2020. From 2016 to 2020, Ms. Salerno served as the Chief Financial Officer and Chief Operating Officer of Covr Financial Technologies, a leading insurance technology firm, where she is currently a member of its Board of Directors. Since retiring from her executive positions with Covr, she has been a private advisor and consultant. Prior to Covr, she was the Chief Operating Officer of Pioneer Wealth Partners, a multi-family office and wealth advisory boutique catering to high-net worth families, from 2009 to 2016. Previous operational management roles include Greentech Capital Advisors where she was a Principal in the operations and business development area from 2008 to 2009 and BroadStreet Capital Partners where she was Head of Operations from 2005 to 2009. Ms. Salerno began her career in 1997 at Lehman Brothers in the structured products origination and mortgage backed securities groups. Ms. Salerno received a B.A. in Economics with Distinction from Cornell University and an M.B.A. from the Tuck School of Business at Dartmouth.

Sam S. Potter has served as our Vice President of Corporate Development since September 2020. Mr. Potter has been serving as Managing Member of BMB Capital, a financial consulting firm he founded, since November 2019. From November 2016 to March 2021, Mr. Potter served as the Vice President of Corporate Development for WVC Holdings, an early-stage investment firm, starting at its predecessor Wolf Venture Capital. From April 2015 to September 2016, Mr. Potter served as Vice President of Finance at Ebbu, an early-stage hemp and cannabis research company, and from June 2014 to April 2015, he was a consultant to GoHydrate, a direct-to-consumer beverage company. Previously, Mr. Potter served as an investment professional in Ares Management’s Direct Lending business from 2010 to 2014. Mr. Potter started his career in 2007 at Deutsche Bank in the Global Industrials Group. Mr. Potter received a B.S. from the Kelley School of Business at Indiana University.

John D. Howard has served as a member of our Board since our formation. Mr. Howard has served as the founder and Co-Managing Partner of Irving Place Capital, an investment firm, since its formation in 1997. Mr. Howard has 35 years of private equity investing experience in the consumer products, retail, and industrial industries. Prior to founding Irving Place Capital (as Bear Stearns Merchant Banking), he was the co-Chief Executive Officer of Vestar Capital Partners, a private investment firm specializing in management buyouts. Previously, Mr. Howard was a Senior Vice President and Partner of Wesray Capital Corporation, one of the foremost private equity sponsors and a pioneer in the leveraged buyout business. His board experience includes Bendon, New York & Company, rag & bone, AERO SAFETY, Aéropostale, Dots, Integrated Circuit Systems, Multi Packaging Solutions, Nice-Pak Holdings, NRT Incorporated, Safety 1st, Seven For All Mankind, Standard Holdings, Stuart Weitzman, Universal Hospital Services, Vitamin Shoppe. Mr. Howard is also the non-executive Chairman of the Board of Bright Lights Acquisition Corp., a blank check company like our company that completed its initial public offering in January 2021 raising $200 million. Mr. Howard received a BA from Trinity College and an MBA from Yale School of Management. We believe Mr. Howard is well-qualified to serve as a member of our Board due to his extensive experience, relationships and contacts.

David J. Berkman has served as a member of our Board since October 2020. Since January 2000, Mr. Berkman has served as the Managing Partner of Associated Partners, LP, a private equity firm primarily engaged in telecommunications infrastructure operations and investments. He serves on the boards (or equivalent bodies) of Hamilton Lane Inc. (NASDAQ: HLNE), Entercom Communications Corp. (NYSE: ETM), as Lead Director, and on its audit, compensation (Chair), nominating/corporate governance and executive committees, Franklin Square Holdings, LP and Chemimage, Inc. and on the advisory committee of First Round Capital, a venture firm. Mr. Berkman also serves on the board of overseers of the University of Pennsylvania School of Engineering and Applied Science. He previously served on the boards of Actua Corporation until 2018 and Diamond Resorts International, Inc. until 2016. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania. We believe Mr. Berkman is well-qualified to serve as a member of our Board due to his extensive experience in private markets, in the start-up and operation of various platforms, as well as his long-standing service on other public company boards. Additionally, we believe his insight in the areas of corporate finance, financial reporting, and accounting and controls will be valuable to our board.

Kim S. Fennebresque has served as a member of our Board since October 2020. Mr. Fennebresque has served as a senior advisor to Cowen Group Inc., a diversified financial services firm, since 2008, where he also served as its chairman, president and chief executive officer from 1999 to 2008. Mr. Fennebresque serves on the board of directors of Albertsons Companies, a grocery retailer, since March 2015, Ally Financial Inc. (NYSE: ALLY), a financial services company, since May 2009, BlueLinx Holdings Inc. (NYSE: BXC), a distributor of building products, since May 2013, and as its Chairperson since May 2016. Mr. Fennebresque has served as a member of the Supervisory Board of BAWAG P.S.K., one of Austria’s largest banks, since 2017, and as Deputy Chairman since 2019. Mr. Fennebresque previously served as a director of Ribbon Communications Inc. (NASDAQ: RBBN), a provider of network communications solutions, from October 2017 to February 2020, and as a director of Delta Tucker Holdings, Inc. (the parent of DynCorp International, a provider of defense and technical services and government outsourced solutions) from May 2015 to July 2017. From 2010 to 2012, Mr. Fennebresque served as chairman of Dahlman Rose & Co., LLC, an investment bank. He has also served as head of the corporate finance and mergers and acquisitions departments at UBS and was a general partner and co-head of investment banking at Lazard Frères & Co. He has also held various positions at First Boston Corporation, an investment bank acquired by Credit Suisse. Mr. Fennebresque received a B.A. from Trinity College and a J.D. from Vanderbilt Law School where he was Associate Editor of the Law Review. We believe Mr. Fennebresque is well-qualified to serve as a member of our Board due to his extensive experience as a director of several public companies and history of leadership in the financial services industry.

Description of the Company’s Board and Board Committees

Number and Terms of Office of Officers and Directors

We have five directors. Our Board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with the NYSE corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on the NYSE. The term of office of the first class of directors, consisting of Kim S. Fennebresque, expires at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of John D. Howard and David J. Berkman, expires at our second annual meeting of the stockholders. The term of office of the third class of directors, consisting of Brian D. Finn and Stefan M. Selig, expires at our third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we complete our initial business combination.

Prior to the completion of an initial business combination, any vacancy on the Board may be filled by a nominee chosen by holders of a majority of our Founder Shares. In addition, prior to the completion of an initial business combination, holders of a majority of our Founder Shares may remove a member of the Board for any reason.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to nominate persons to the offices set forth in our Second Amended and Restated Certificate of Incorporation as it deems appropriate. Our Second Amended and Restated Certificate of Incorporation will provide that our officers may consist of one or more chairman of the Board, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the Board.

From August 27, 2020 (inception) through December 31, 2020, the Board did not convene a formal meeting.  Since the closing of the initial public offering, the Board convened six formal meetings, of which all of the directors were present.  As set forth further in the section entitled “Background of the Business Combination,” Messrs. Finn and Howard recused themselves for a portion of the Board’s meeting on April 5, 2021.

Board Committees and Director Independence

Our Board has three standing committees: an audit committee, a compensation committee and a corporate governance and nominating committee. NYSE listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that John D. Howard, Kim S. Fennebresque and David J. Berkman are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Audit Committee

We have established an audit committee of the Board. John D. Howard, Kim S. Fennebresque and David J. Berkman serve as members of our audit committee. Each member of the audit committee is financially literate and our Board has determined that Mr. Fennebresque qualifies as an “audit committee financial expert” as defined in applicable SEC rules. None of the audit committee members serves on the audit committee of more than three public companies.

The primary functions of the audit committee include:

•	appointing, compensating and overseeing our independent registered public accounting firm;
•	reviewing and approving our annual audit plan;
•	overseeing the integrity of our financial statements and our compliance with legal and regulatory requirements;
•	discussing the annual audited financial statements and unaudited quarterly financial statements with management and the independent registered public accounting firm;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the independent registered public accounting firm;
•

establishing procedures for the receipt, retention and treatment of complaints (including anonymous complaints) we receive concerning accounting, internal accounting controls, auditing matters or potential violations of law;

•	monitoring our environmental sustainability and governance practices;
•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•	approving audit and non-audit services provided by our independent registered public accounting firm;
•	discussing earnings press releases and financial information provided to analysts and rating agencies;
•	discussing with management our policies and practices with respect to risk assessment and risk management;
•	reviewing any material related party transactions; and
•	producing an annual report for inclusion in our proxy statement, in accordance with applicable rules and regulations.

The audit committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Since our initial public offering, the audit committee has periodically reviewed and discussed audited financials with management, consultants and its independent auditor.

Compensation Committee

We have established a compensation committee of the Board. John D. Howard, Kim S. Fennebresque and David J. Berkman serve as members of our compensation committee, and Mr. Howard serves as the chairman of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving corporate goals and objectives relevant to our President’s compensation, evaluating our President’s performance in light of those goals and objectives, and setting our President’s compensation level based on this evaluation;

•

setting salaries and approving incentive compensation and equity awards, as well as compensation policies, for all other officers who file reports of their ownership, and changes in ownership, of our Common Stock under Section 16(a) of the Exchange Act (the “Section 16 Officers”), as designated by our Board;

•	making recommendations to the Board with respect to incentive compensation programs and equity-based plans that are subject to board approval;
•	approving any employment or severance agreements with our Section 16 Officers;
•	granting any awards under equity compensation plans and annual bonus plans to our executive officers and the Section 16 Officers;
•	approving the compensation of our directors; and
•	producing an annual report on executive compensation for inclusion in our proxy statement, in accordance with applicable rules and regulations.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Corporate Governance and Nominating Committee

We have established a corporate governance and nominating committee of our Board. The members of our corporate governance and nominating committee are John D. Howard, Kim S. Fennebresque and David J. Berkman, and Mr. Berkman serves as the chairperson of the corporate governance and nominating committee.

The primary function of the corporate governance and nominating committee include:

•	identifying individuals qualified to become members of the Board and making recommendations to the Board regarding nominees for election;
•	reviewing the independence of each director and making a recommendation to the Board with respect to each director’s independence;
•	developing and recommending to the Board the corporate governance principles applicable to us and reviewing our corporate governance guidelines at least annually;
•	making recommendations to the Board with respect to the membership of the audit, compensation and corporate governance and nominating committees;
•

overseeing the evaluation of the performance of the Board and its committees on a continuing basis, including an annual self-evaluation of the performance of the corporate governance and nominating committee;

•	considering the adequacy of our governance structures and policies, including as they relate to our environmental sustainability and governance practices;
•	considering director nominees recommended by stockholders; and
•	reviewing our overall corporate governance and reporting to the Board on its findings and any recommendations.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees generally provide that persons to be nominated:

•	should possess personal qualities and characteristics, accomplishments and reputation in the business community;
•	should have current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;
•	should have the ability and willingness to commit adequate time to the Board and committee matters;
•	should demonstrate ability and willingness to commit adequate time to the Board and committee matters;
•

should possess the fit of the individual’s skills and personality with those of other directors and potential directors in building a board of directors that is effective, collegial and responsive to our needs; and

•

should demonstrate diversity of viewpoints, background, experience, and other demographics, and all aspects of diversity in order to enable the Board to perform its duties and responsibilities effectively, including candidates with a diversity of age, gender, nationality, race, ethnicity, and sexual orientation.

Each year in connection with the nomination of candidates for election to the Board, the corporate governance and nominating committee will evaluate the background of each candidate, including candidates that may be submitted by our stockholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees, which will be available on our corporate website. You will be able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

•	the corporation could financially undertake the opportunity;
•	the opportunity is within the corporation’s line of business; and

•	it would not be fair to our company and its stockholders for the opportunity not to be brought to the attention of the corporation.

Certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary or contractual obligations to other entities, including entities that are affiliates of our Sponsor, pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to his or her fiduciary duties under Delaware law. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our initial business combination.

In addition, our officers and directors may participate in the formation of, or become an officer or director of, any other blank check company prior to completion of our initial business combination. As a result, our Sponsor, officers or directors could have conflicts of interest in determining whether to present business combination opportunities to us or to any other blank check company with which they may become involved. Although we have no formal policy in place for vetting potential conflicts of interest, our Board will review any potential conflicts of interest on a case-by-case basis. In particular, Stefan M. Selig, our Chairman, is a director of Tuscan Holdings Corp. Tuscan Holdings Corp. is currently focusing on business combinations in the cannabis industry although it may acquire a target business in any industry or sector. John D. Howard, one of our independent directors, is also the non-executive Chairman of the board of directors of Bright Lights Acquisition Corp., a blank check company that is focusing on companies operating in the consumer products and media, entertainment and sports sectors. Any companies that our officers and directors are affiliated with, including Tuscan Holdings Corp. and Bright Lights Acquisition Corp., may present additional conflicts of interest in pursuing an acquisition target. However, we do not believe that any potential conflicts with such companies would materially affect our ability to complete our initial business combination, because our management team has significant experience in identifying and executing multiple acquisition opportunities simultaneously, and we are not limited by industry or geography in terms of the acquisition opportunities we can pursue. In addition, we do not believe that any potential conflicts with such companies would materially affect our ability to complete our initial business combination, because they have different management teams than our company.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties, contractual obligations or other material management relationships:

Individual	Entity	Entity’s Business	Affiliation
Brian D. Finn	Owl Rock Capital Corp.	Investment	Director
	The Scotts Miracle-Gro Company	Consumer lawn and garden products	Director
	Star Mountain Capital LLC	Investment	Chairman
	Covr Financial	Insurance technology	Chairman
	Nyca Partners	Venture capital	Investment Partner
	Concertiv, Inc.	Business services	Director
	X-Vax Technology, Inc.	Biotech and vaccines	Director
Stefan M. Selig	Tuscan Holdings Corp. Drive DeVilbiss Healthcare Gulfport Energy Corporation Safehold Inc. Simon Property Group Entercom Communications Corp.	Blank check company Medical products Oil and gas Real estate finance Owner of mixed-use destinations Radio broadcaster	Director Director Director of Certain Subsidiaries Director Director Director
John D. Howard

Irving Place Capital

Bendon Publishing International, Inc

Frame LA Brands, LLC

Good American, LLC

Rag & Bone Holdings, LLC

Skims Body, Inc.

Wolf & Shepherd Inc

Celebrands LLC

Bright Lights Acquisition Corp.

		Investment Publishing Apparel Apparel Apparel Apparel Shoes Investment Blank check company	Co-Managing Partner Director Director Director Director Director Director Co-Founder Non-Executive Chairman of the Board
David J. Berkman	Associated Partners, LP Entercom Communications Corp Hamilton Lane Inc. Franklin Square Holdings, LP Chemimage, Inc.	Investment Radio broadcaster Investment Investment Threat detection & biomedical technology company	Managing Partner Director Director Director Director
Kim S. Fennebresque	Albertsons Companies, Inc. Ally Financial Inc. BlueLinx Holdings Inc. BAWAG P.S.K	Grocery retailer Financial services Distributor of building products Financial services	Director Director Director Deputy Chairman
Amy H. Salerno	Covr Financial Technologies Inc.	Insurance technology	Director

Accordingly, if any of the above executive officers, directors or director nominees becomes aware of an initial business combination opportunity which is suitable for any of the above entities to which he or she has current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity, and only present it to us if such entity rejects the opportunity.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our Sponsor, officers or directors or making the acquisition through a joint venture or other form of shared ownership with our Sponsor, officers or directors. In the event we seek to complete our initial business combination with a business combination target that is affiliated with our Sponsor, executive officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm or from another independent entity that commonly renders valuation opinions, that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.

The Sponsor has agreed to vote their Founder Shares in favor of the Business Combination Proposal and for all other proposals to be presented to our stockholders at the Special Meeting and described in this proxy statement.

Limitation on Liability and Indemnification of Officers and Directors

Our Amended and Restated Certificate of Incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Amended and Restated Certificate of Incorporation. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification.

We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the Trust Account for any reason whatsoever (except to the extent they are entitled to funds from the Trust Account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the Trust Account or (ii) we complete an initial business combination.

Our indemnification obligations may discourage stockholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

THE COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the financial statements and related notes of the Company included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”

Overview

We are a blank check company formed under the laws of the State of Delaware on August 27, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. We intend to effectuate our business combination using cash from the proceeds of the Initial Public Offering and the sale of the private placement warrants, our capital stock, debt or a combination of cash, stock and debt.

We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a business combination will be successful.

Results of Operations

Three Months Ended March 31, 2021

We have neither engaged in any operations nor generated any revenues to date. Our only activities from August 27, 2020 (inception) through March 31, 2021 were organizational activities, those necessary to prepare for the Initial Public Offering, described below, and identifying a target company for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We generate non-operating income in the form of earnings on marketable securities held in the Trust Account We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended March 31, 2021, we had a net income of $8,953,682, which consisted of the change in fair value of warrant liability of $16,013,200, and an unrealized gain on marketable securities held in our Trust Account of $38,991, offset by transaction costs associated with the Initial Public Offering of $603,941, compensation expense of $2,980,700, and $3,513,863 of operating and formation costs.

August 27, 2020 (inception) through December 31, 2020

For the period from August 27, 2020 (inception) through December 31, 2020, we had a net loss of $1,450, which consisted of formation and operating expenses.

Liquidity and Capital Resources

August 27, 2020 (inception) through December 31, 2020

As of December 31, 2020, we had no cash. Until the consummation of the Initial Public Offering, our only source of liquidity was an initial purchase of common stock by the sponsor and loans from the sponsor.

Three Months Ended March 31, 2021

On January 20, 2021, we consummated the Initial Public Offering of 27,600,000 units, at a price of $10.00 per unit, which included the full exercise by the underwriters of their over-allotment option in the amount of 3,600,000 units, generating gross proceeds of $276,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 7,270,000 private placement warrants to the Rotor Restricted Stockholders and sale of Founder Shares to the BlackRock and Millennium Holders, generating gross proceeds of $7,270,000.

Following the Initial Public Offering, the full exercise of the over-allotment option, and the sale of the private placement warrants, a total of $276,000,000 was placed in the Trust Account. We incurred $15,562,855 in transaction costs, including $5,520,000 of underwriting fees, $9,660,000 of deferred underwriting fees and $382,855 of other offering costs.

For the three months ended March 31, 2021, cash used in operating activities was $1,040,551. Net income of $8,953,682 was affected by the change in fair value of warrant liability of $16,013,200, compensation expense of $2,980,700, transaction costs associated with the Initial Public Offering of $603,941, and an unrealized loss on marketable securities held in the Trust Account of $38,991. Changes in operating assets and liabilities provided $2,473,317 of cash for operating activities.

As of March 31, 2021, we had cash and marketable securities held in the Trust Account of $276,038,991 (including approximately $38,991 of interest income and unrealized gains, net of unrealized losses) consisting of U.S. Treasury Bills with a maturity of 185 days or less. Earnings on the balance in the Trust Account may be used by us to pay taxes. Through March 31, 2021, we have not withdrawn any interest earned from the Trust Account.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less income taxes payable), to complete our Business Combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our Business Combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of March 31, 2021, we had cash of $386,594. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a Business Combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a Business Combination, the Sponsor, or certain of our officers and directors or their affiliates may, but are not obligated to, loan us funds as may be required. If we complete a Business Combination, we would repay such loaned amounts In the event that a Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant, at the option of the lender. The warrants would be identical to the Private Placement Warrants.

The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. Accordingly, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. These conditions raise substantial doubt about our ability to continue as a going concern within one year after the date that the financial statements are issued.

Off-Balance Sheet Financing Arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of December 31, 2020 or March 31, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

The underwriter is entitled to a deferred fee of $0.35 per Unit, or $9,660,000 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

The Company has paid and intends to continue to pay Sam S. Potter and Amy Salerno, each officers of the Company, an aggregate amount of $15,000 per month for services rendered to the Company through the consummation of the Business Combination.  There is no contractual obligation requiring the Company to make these payments and it may determine to cease doing so at any time.

Concurrent with the execution of the Merger Agreement, the Company, Sponsor, and certain holders of Class B Common Stock in the Company entered into the Waiver Agreement. For more information, see “Proposal No. 1—Approval of the Business Combination—Other Agreements—Waiver Agreement.”

Concurrent with the execution of the Merger Agreement, the Company entered into Subscription Agreements with PIPE Investors pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase an aggregate of 22,000,000 shares of Common Stock, at a per share price of $10.00 for an aggregate purchase price of $220 million concurrent with the Closing. For more information, see “Proposal No. 1—Approval of the Business Combination—Other Agreements—Subscription Agreements (PIPE Financing).”

Critical Accounting Policies

The preparation of condensed consolidated financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies.

Warrant Liability

We account for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to our own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.

Common Stock Subject to Possible Redemption

We account for our common stock subject to possible conversion in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. Our common stock features certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of our condensed balance sheets.

Net Income Per Common Share

We apply the two-class method in calculating earnings per share. Net income per common share, basic and diluted for Class A Common Stock subject to possible redemption is calculated by dividing the interest income earned on the Trust Account, net of applicable taxes, if any, by the weighted average number of shares of Class A Common Stock subject to possible redemption outstanding for the period. Net income per common share, basic and diluted for and non-redeemable common stock is calculated by dividing net income less income attributable to Class A Common Stock subject to possible redemption, by the weighted average number of shares of non-redeemable common stock outstanding for the period presented.

Recent Accounting Standards

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our consolidated financial statements.

INFORMATION ABOUT SARCOS

The following discussion should be read in conjunction with the information about Sarcos contained elsewhere in this proxy statement, including the information set forth in Sarcos’ consolidated financial statements and the related notes. Some of the information contained in this section or set forth elsewhere in this proxy statement, including information with respect to Sarcos’ plans and strategy for its business, includes forward-looking statements that involve risks and uncertainties. You should read the sections titled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion. Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to the business of Sarcos Corp., a Utah corporation, and its subsidiaries prior to the consummation of the Business Combination, which will be the business of the post-combination company and its subsidiaries following the consummation of the Business Combination.

Overview

Sarcos is a global technology leader for industrial highly dexterous mobile robotic systems for use in dynamic environments. Our mission is to save lives and prevent injury while helping humans accomplish more than ever before. The robotic systems we are developing are designed to combine human intelligence, instinct, and judgment with the strength, endurance, and precision of machines. This technologically advanced line of products augments, rather than replaces, humans.

We believe we are in the midst of a fourth industrial revolution, or Industry 4.0, with the application of modern smart technology to traditional manufacturing and industrial practices. Robotically augmenting the workforce is expected to increase productivity, reduce costly occupational injuries, minimize production downtime by facilitating fast implementation and changeovers, enhance agile manufacturing, broaden the pool of available employees by equalizing workers' physical capabilities and potentially increase the longevity of an aging workforce. Our products are designed to serve as a key element of an Industry 4.0-ready workforce. For example, we expect that our Guardian XO and Guardian XT will each allow operators to safely lift a load of up to 200 lbs. (compared to the 35 to 40 lbs. limits typically recommended by OSHA guidelines) with small effort in a wide range of tasks. Based on use cases that we have explored with potential customers, we estimate that individuals using our Guardian XO unit can improve productivity by three or more times at a cost that is roughly comparable to the fully-burdened expense of a single full-time employee.

Our products are expected to benefit end markets in which people perform physically demanding or hazardous tasks, such as aerospace, automotive, aviation, construction, defense, distribution and warehousing for ecommerce and other industries, industrial manufacturing, maritime, military and oil and gas. We believe the total addressable market, or TAM, for our robotic systems is large and mostly unpenetrated. We estimate that the TAM for our products was approximately $147 billion in 2020 and is expected to grow to approximately $165 billion in 2026. In addition, we believe that our Serviceable Obtainable Market, or SOM, calculated to be initially 10% of our TAM, was $14.7 billion as of 2020 and is projected to grow to $24.8 billion as of 2026, with the SOM as a percentage of TAM gradually increasing year by year to a 15% adoption rate as of 2026. For more information regarding underlying assumptions regarding TAM and SOM, see the section below entitled “—Market Opportunity.”

Our portfolio of mobile industrial robotics systems include:

•

Guardian XO. The Guardian XO is designed to be a full-body, battery-powered, highly dexterous exoskeleton that augments operator strength, endurance and precision without materially restricting freedom of movement. The Guardian XO is designed to boost productivity and reduce injuries. After years of development and multiple prototypes, in 2019 we manufactured the first alpha version of the Guardian XO for customer testing. We are in the process of designing and building the beta version of the Guardian XO, based on the learnings from alpha unit testing.

•

Guardian XT. The Guardian XT is designed to be an augmented or virtual reality-enabled highly dexterous remote-controlled, mobile robotic system that performs intricate, and sometimes dangerous, tasks that require human-like dexterity. Based on the upper body of the Guardian XO, the Guardian XT is designed to be platform-agnostic and attach to various mobile bases, including wheeled or tracked vehicles such as boom lifts, scissor lifts and bucket trucks, to address construction, maintenance, installation, assembly, and logistics needs. We are also developing a variant called the Guardian DX, funded in part by the U.S. military, for defense logistics and maintenance applications. We have demonstrated a Guardian XT experimental prototype and are in the process of developing our first beta units.

•

Guardian S. The Guardian S is a remote-controlled visual inspection and surveillance robotic system that can traverse challenging terrain and facilitate two-way, real-time video, voice and data communication. The Guardian S is small, lightweight and adaptable for a variety of wirelessly connected sensors. In addition, a magnetic variant of the Guardian S is able to scale ferrous surfaces. The Guardian S was the first robotic system to be commercialized by Sarcos and has been purchased by both industrial and defense customers.

As of the date of this proxy statement, we expect beta units of Guardian XO and Guardian XT to be available for customer pilots in the first half of 2022 and the Guardian XO and the Guardian XT to be commercially available by the end of 2022.  The commercial launch of our products may be delayed as the result of challenges in hiring qualified individuals and disruption to our supply chain, including as a result of the COVID-19 pandemic, and is subject to the successful negotiations with one or more potential contract manufacturers.  If commercial launch is delayed, our projections for 2022 revenue will be, and revenue for other periods may be, adversely affected.

We plan to offer our Guardian XO and Guardian XT robotic systems primarily through a Robot-as-a-Service, or RaaS, subscription-based service model that will give customers the convenience of included on-going maintenance, support, remote monitoring and software upgrades in addition to use of our products. We believe the RaaS subscription model will be attractive to our customers and accelerate market adoption of our robotic systems because it will lower the upfront costs of deployment, shift capital expenditures to operating expenditures, allow customers to more nimbly scale deployments up or down in response to market conditions, and make our products more accessible to customers of all sizes. We currently sell our Guardian S through a hybrid model of direct sales and distribution channel.

We have a proven and experienced team with deep operational expertise in bringing emerging technologies to market. Our engineering and design efforts are led by a highly experienced robotics team with approximately 500 years of cumulative robotics experience, with our core engineering team working together for over 20 years. Our current solutions have been developed over 20 years with an investment of approximately $300 million, and we have 142 patents issued worldwide, with an additional 88 patents applications.

Sarcos is the result of a decades-long history in research and development of highly dexterous robotic systems. Our original predecessor was spun-out of the University of Utah in 1983. In 2007, our predecessor was acquired by Raytheon and was operated until 2014 as a division of Raytheon known as Raytheon Sarcos. During this period, Raytheon Sarcos was focused primarily on developing cutting edge technologies for use by U.S. Governmental agencies. In January 2015, the assets of Raytheon Sarcos were acquired by a consortium led by former Raytheon Sarcos President Dr. Fraser Smith and technology and telecom entrepreneur Benjamin Wolff, our current CEO. Sarcos was incorporated in Utah in February 2015. Our principal executive offices are located at 360 Wakara Way, Salt Lake City, Utah, 84108. Our telephone number is 888-927-7296.

Industry Background

Evolution of Robotics

Industrial robots have been commercially available and used in industrial and manufacturing environments since the 1970s. They are typically large, stationary machines designed to automate repetitive tasks that require speed and strength greater than what a human can accomplish. For manufacturing tasks, industrial robots generally execute plans by rote programming – functions that are programmed in advance by a human engineer.

Over time, industrial robots have become more sophisticated. Industrial robots have seen widespread adoption in a host of applications and have gained acceptance across many industries. However, these heavy industrial robots generally require workspaces be configured around them, large safety cages to protect workers on the factory floor, consume significant amounts of power and space, are substantially less agile and versatile than humans and are difficult and costly to move from one location to another. These characteristics limit the number of use cases to highly routinized tasks. As a result, two new categories of products, called collaborative robots, or cobots, and automated mobile robots, or AMRs, are gaining market traction.

Advances in tangential technologies such as grippers, vision systems, cloud computing, augmented reality, or AR, and artificial intelligence, or AI, have led to the broader adoption and commercial viability of cobots and AMRs. These advances have offered increased safety and operational flexibility, allowing robots to be deployed safely alongside humans, disrupting the historical industrial robotics industry and labor markets while offering more advanced capabilities than earlier models. However, neither cobots nor AMRs are designed to perform tasks in dynamic or unstructured environments. As with their predecessors, they are tools of automation, designed and programmed to perform routinized tasks. They also lack human-like dexterity and the ability to lift and manipulate heavy objects. As a result, there is a gap in current capabilities of industrial robotics.

Evolution of Wearable Robotics

Robotic exoskeletons are not a new concept. They have been a staple of science fiction since 1959 when Robert Heinlein first wrote about augmenting humans with wearable robotic suits in “Starship Troopers.” General Electric was the first to try to move the concept from fiction to reality with its experimental Hardiman exoskeleton debuting in the 1960s.

Early versions of full-body, powered exoskeletons were reliant on hydraulic power supplies connected via a cord or hydraulic lines, which greatly restricted the mobility and the number of use cases. They also consumed large amounts of power, making it impractical to use these early versions on an untethered basis. More recently, partial-body, powered exoskeletons have primarily been deployed for healthcare and rehabilitative uses. Partial-body, non-powered devices (called passive exoskeletons) have been adopted for passive support functions such as assisting parts-assembly workers when performing repetitive, overhead manual labor. Unlike these commercial predecessors, powered, full-body industrial robotic exoskeletons will combine human intelligence and mobility with the strength, endurance and precision of traditional industrial robots. These powered exoskeletons will allow humans and robots to operate as a single unit, substantially augmenting a typical workers' capabilities while reducing the risk of occupational injuries.

Traditional Labor Market

Historically, many industries have been dependent on manual human labor and heavy equipment (such as forklifts or cranes) for numerous physically demanding tasks. Human limitations and equipment inflexibility, such as size constraints and power needs, create costly inefficiencies.

Relying on human labor sources also has considerable financial and safety costs, which impact the business and the labor pool alike. Workplace accidents and fatigue caused by heavy lifting and working from heights have significant detrimental effects on a workforce’s productivity and can cause extensive bodily harm to human workers. According to a 2018 U.S. Bone and Joint Initiative study, experts estimate that back pain accounts for more than 264 million lost workdays a year in the United States alone—the equivalent of two workdays for every full-time worker in the country. Additionally, healthcare costs, lost wages and decreased productivity associated with lower back pain can easily cost more than $100 billion annually, according to the Spine Research Institute and OSHA.

Challenges to the labor market include:

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Rising average age of the labor force in developed nations. According to European Commission data, as of 2015, 22% of the United States labor force was over the age of 65. By 2050, that percentage is expected to rise to 36%. Worldwide, as of 2015, 13% of the labor force was over the age of 65. By 2050, that number is expected to rise to 25%.

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Shrinking pool of manual laborers. Long term trends suggest workers may avoid manual labor due to occupational hazards, resulting in labor shortages. Moreover, although the long term effects of COVID-19 are largely unknown, there is a chance they will further negatively affect the availability of the labor force. According to an industry study, there will be a shortage of approximately 2.4 million workers in U.S. manufacturing by 2028 resulting in a $2.5 trillion negative impact on the U.S. economy.

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Costs associated with physically taxing occupations. The Spine Research Institute & OSHA report that approximately $100 billion is spent annually on back injuries in the United States alone. Falls from heights are the fourth most disabling and costly injury after overexertion and falling from the same level according to the 2019 Liberty Mutual Workplace Safety Index. OSHA reports that approximately $136 billion is lost annually due to worker fatigue.

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Equipment that is not ideal for complex environments or the task at hand. Common equipment, such as cranes, forklifts and lift-assist devices often lack the flexibility needed to address the dynamic needs of a worksite. Larger equipment sizes and the inflexibility in the range of tasks they can perform often do little to address some of the common issues faced by the labor force.

Market Opportunity

The technological advancements provided by our industrial highly dexterous mobile robotic systems can have broad-ranging implications and benefits to workers and employers alike. Based on our testing and initial trials, we expect each unit to increase productivity across a variety of use cases, while significantly reducing the risk, and associated costs, of employee injuries. We believe our products will help to address labor shortages faced or expected in many industries.  We also see an opportunity for our product outside the United States in industrialized countries experiencing labor shortages where wages are relatively high.  We expect to offer the Guardian XO and Guardian XT primarily through the RaaS subscription model. With respect to the Guardian XO, the monthly service fee is expected to be roughly equivalent to a single fully burdened employee earning $25 per hour. As a result, we believe that our products will be well received by our customers, the labor force and the labor unions representing them.

We believe the TAM for our robotic systems is large and mostly unpenetrated. We estimate that the TAM for our products was approximately $147 billion in 2020 and will grow to grow to approximately $165 billion in 2026. Our TAM is driven by the total number of workers in the occupations we expect to be candidates for adoption of the Guardian XO and Guardian XT and assumes that one in ten workers would adopt a unit. The annual cost of each unit is considered to be the blended cost of the Guardian XO and Guardian XT, or $88,560, and assumes that unit costs are the same for both distributors and direct sales channels. For the Guardian XO and Guardian XT, assumed unit costs are $108,000 and $59,400, respectively, and assumed percentage of total units are 60% and 40%, respectively. Our assumptions regarding the number of workers in each occupation is based on data from the Bureau of Labor Statistics, or BLS, and our forecast assumes that the TAM would grow at the same rate as GDP, estimated to be 2% per year.

In addition, we believe that our SOM, calculated to be initially 10% of our TAM, was $14.7 billion as of 2020 and will grow to $24.8 billion as of 2026, with the SOM as a percentage of TAM gradually increasing year by year to a 15% adoption rate as of 2026. Our SOM is estimated based on the expected technology adoption life cycle of our products.  We assume that our initial customer base will be comprised of innovators and early adopters in the industries we are targeting.  Following successful deployment with these early adopters, we believe that there will be many potential customers that are fast followers.  Our management believes the SOM is based on reasonable assumptions given our technology’s leadership position in the category of industrial highly dexterous mobile robotic systems, the lack of competitive products in this new category and our interactions with leading industrial companies across a number of verticals.  However, it is possible that these assumptions will prove incorrect. For additional discussion of risks relating to operational and financial projections, please see “Risk Factors—Sarcos’ operating and financial projections rely on management assumptions and analyses. If these assumptions or analyses prove to be incorrect, Sarcos’ actual operating results may be materially different from its forecasted results.”

This represents a significant market opportunity for Sarcos to disrupt traditional labor markets, especially given the lack of comparable products.

The Sarcos Solution

We are developing a portfolio of industrial highly dexterous mobile robotic systems that are designed to combine human intelligence, instinct, and judgment with the strength, endurance, and precision of machines. Our robotic systems can overcome many of the labor market’s challenges and provide benefits to customers and their employees, including increased workforce safety and productivity.

Our technological innovations, coupled with significant improvements in the size, weight, power, performance and cost of components, have enabled us to advance the development of our robotic systems. Our technological innovations include:

•	Kinematic Equivalency. Our robotic systems are modeled after human movement and designed for a robot-to-human-body ratio with intuitive controls and integrated feedback.
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Remote Control. Our future remote-controlled units, the Guardian XT and Guardian GT, are expected to provide high fidelity force feedback to enable precision work, platform-agnostic design for diverse environments.

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Human-like Dexterity with Augmented Strength. We are designing our robotic systems to provide human-like ability to operate in dynamic, unstructured environments and augment humans with the strength, stamina, precision, and speed of robotics.

•	Energetic Autonomy. We expect that our products will offer reduced power consumption via optimized power utilization.
•	Safety. Our robotic systems are being developed to include advanced controls and comprehensive system recovery which will allow the system to be safely operated.

We believe the primary drivers towards the adoption of Sarcos’ products include:

•	Increased productivity gained through increased strength and endurance, and reduced errors caused by worker fatigue.
•	Reduced costly occupational injuries, days missed, and medical or legal expenses.
•	Ability to hire employees who would otherwise have been physically unable to perform the required tasks.
•	Potential to extend the number of years that aging workers can continue to perform physically demanding work.
•	Compatibility of objectives between employers and employees because our products are intended to empower, and not replace, the labor force, and enhance employee safety.
•	Less production downtime as a result of fast implementation and changeovers.
•	Enhanced agile manufacturing.

We believe the benefits of our robotic systems will have clear implications across many industries where humans perform labor-intensive or hazardous tasks. Such markets include aerospace, automotive, aviation, construction, defense, distribution and warehousing for ecommerce and other industries, industrial manufacturing, maritime, military and oil and gas.

Competitive Strengths

Differentiated and Proprietary Technology

We believe our technology distinguishes us from others in the industrial robotics space because our technology seeks to enhance, rather than replace, humans, by combining human intelligence, instinct and judgment with the strength, endurance, and precision of machines. We are a pioneer in the robotic systems industry and benefit from lessons learned over 30 years, $300 million in research and development investment in our proprietary technologies and our extensive patent portfolio. Our innovations include advances in energetic autonomy, kinematic equivalency, human like dexterity and that have enabled us to produce machines that are intuitive to use and relatively quick and easy for ingress and egress. Worldwide, as of March 1, 2021, we had 142 patents, with an additional 88 pending patent applications.

Early Mover Across Wide Range of Industries

We believe we are creating an entirely new category of industrial highly dexterous mobile robotic systems that augment, rather than replace, humans. While developing our products in recent years we have engaged in frequent dialogue with leaders in the industries we expect to target, including through our Sarcos XO Technical Advisory Group, which includes executive level participants from Fortune 500 companies. We believe our efforts and position as a pioneer in industrial highly dexterous mobile robotic systems and head start in developing relationships with potential customers position us well to further develop and expand our product portfolio to address a significant market opportunity and additional use cases.

Visionary and Experienced Management

We have a proven and experienced team with deep operational expertise in bringing emerging technologies to market. Our team is led by Ben Wolff, our Chairman and Chief Executive Officer, who has led two publicly traded companies and was co-founder and chief executive officer of Clearwire, a leading mobile communications company. Our engineering and design efforts are led by a highly experienced robotics team with approximately 500 years of cumulative robotics experience, with our core engineering team working together for over 20 years.

The nominees for the board of directors of the post-combination company have extensive experience across a wide array of disciplines including the industries that Sarcos intends to serve, the production and delivery of complex hardware and software solutions. For more information about the expected composition of the board of directors following the consummation of the Business Combination, see the section entitled “Management After the Business Combination.”

Strategic Collaborators

We collaborate with the Sarcos XO Technical Advisory Group, comprised of more than a dozen Fortune 500 companies, including Caterpillar Venture Capital, Inc., Delta Air Lines, GE, Microsoft, Schlumberger, The Boeing Company. Some of our collaborators are also investors in Sarcos. We are advised on our defense and public safety strategy by a Strategic Advisory Board made up of U.S. flag and general officers and public safety experts as well as members of the government agencies with which we work. Our collaborations with high profile industry leaders provide valuable feedback that we believe will enhance our early mover advantage. We also expect that these relationships will provide us enhanced credibility and better lead generation and conversion of additional potential customers.

Growth Strategy

The key elements of our growth strategy include:

Continue to Develop our Robotic Systems

We will continue to develop our robotic systems, with design and assembly of the beta versions of the Guardian XO and Guardian XT currently underway.  As of the date of this proxy statement, we expect beta units of Guardian XO and Guardian XT to be available for customer pilots in the first half of 2022 and the Guardian XO and the Guardian XT to be commercially available by the end of 2022.  The commercial launch of our products may be delayed as the result of challenges in hiring qualified individuals and disruption to our supply chain, including as a result of the COVID-19 pandemic, and is subject to the successful negotiations with one or more potential contract manufacturers.  If commercial launch is delayed, our projections for 2022 revenue will be, and revenue for other periods may be, adversely affected.

Continued Investment in Innovation

We will continue to invest significant resources in developing proprietary technologies across hardware, firmware, software, and controls to commercialize our robotic systems. We expect our research and development activities to focus on areas such as kinematic equivalency, remote-operation, operating in unstructured environments, energetic autonomy and safety of robotic systems. In addition, we will maintain and build our intellectual property portfolio and our design and engineering expertise to facilitate the development of our MVP units ahead of commercialization.

Establish RaaS Subscription Model to Accelerate Adoption of our Robotic Systems

We expect to offer our Guardian XO and Guardian XT primarily through a RaaS subscription model where customers pay a monthly subscription fee for the use of our robotic systems as well as maintenance, servicing and software upgrades. We believe the RaaS subscription model will be attractive to our customers and accelerate market adoption of our robotic systems because it will lower the upfront costs of deployment, shift capital expenditures to operating expenditures, allow customers to more nimbly scale deployments up or down in response to market conditions, and make our products more accessible to customers of all sizes. Our RaaS subscription model will also allow us to generate recurring revenue which would improve the visibility into future results.

Capital Efficient Manufacturing

We intend to explore different options for manufacturing of our products and select the most capital efficient manufacturing process, with a focus also on speed to market, quality and scalability. One available option is outsourced manufacturing by established third-party contract manufacturers. This approach would reduce our up-front capital investment and eliminate the recurring fixed costs and overhead that would be required for us to own and operate a manufacturing facility. Outsourced manufacturing would also allow us to focus on our core competencies while significantly reducing overall risk and give us the flexibility to quickly scale volumes up or down to match demand levels since we can leverage an established manufacturing operation and supply chain.

Another available option is in-house manufacturing of our products. Although this approach would require a more significant capital investment at the start, it would introduce efficiencies such as reduced management costs associated with outsourcing and the ability to react to changing conditions without regard to batch size requirements frequently imposed by contract manufacturers. In-house manufacturing may also allow for more flexibility in customizing our products when requested by customers and provide more direct control over quality, product costs and product supply and timing.

We may also elect to pursue a blend of contract and in-house manufacturing.  We estimate that the new facility that we are in the process of moving into will have the capacity to produce 300 to 500 units per year.

Although we currently expect to favor an outsourced manufacturing model, we have not yet entered into an agreement with a third-party contract manufacturer and may ultimately determine that in-house manufacturing is the better alternative for our products.

Expand Target Markets

Currently, we are engaging with development partners in various industries in the United States, including aerospace, automotive, aviation, construction, defense, distribution and warehousing, industrial manufacturing, maritime, military and oil and gas. We believe working with these partners will allow us to accelerate our brand awareness within various industries and provide complementary capabilities and differentiation that will attract new customers while helping us expand our customer base. Additionally, while our focus up to now has been in the U.S. domestic market, we aim to expand our presence in selected non-U.S. markets, most likely focusing on areas such as South Korea, Japan and Western Europe, in the future through relationships with a network of distributors. We believe this diversified approach will allow us to identify new applications for our robotic platforms and provide us with customer feedback to assist our product development efforts while ensuring that we are addressing a broad range of markets.

Pursue Selective Strategic Acquisitions and Partnerships

We plan to pursue strategic acquisitions from time to time that we believe will be complementary to our existing offering, enhance our technology, and increase the value proposition we deliver to our customers. For example, we may pursue acquisitions that we believe will help us add new or enhanced capabilities, accelerate customer growth, enter new markets, and add talent and expertise to our organization.

We may also enter into partnerships from time to time to combine our product offerings with those of our partners. For example, we may partner with companies whose products may serve as a mobile base for the Guardian XT or Guardian DX and offer the combined unit as a standalone product. Among other benefits, these partnerships would allow us to leverage the partner’s existing sales and distribution channels and may provide lead generation and conversion of additional potential customers for our other product offerings.

Our Product Platforms

We expect to offer a range of robotic systems that draw on our intellectual property, years of expertise, and innovative core technologies.

Guardian XO

The Guardian XO is designed to be a full-body powered exoskeleton that augments operator strength, endurance and precision without materially restricting freedom of movement. We expect that the Guardian XO will enable the operator to safely lift a load of up to 200 lbs. with small effort in a wide range of use cases, addressing the “lift gap” between 35 lbs. – 200 lbs. (15 kg to 90 kg) across a wide range of industrial processes. The unit's advanced sensing and control system is designed to provide both responsiveness and fluidity of movement, making it user-friendly and intuitive to operate. The Guardian XO units will also include an XO Pod expected to facilitate battery charging, donning and doffing and data management.

The Guardian XO is intended to enhance productivity, mitigate worker fatigue, reduce the risk of workplace injuries, and democratize the labor force by augmenting the capabilities of individuals otherwise physically unable to perform the required tasks. We believe the Guardian XO has the potential to revolutionize the way work gets done in industry sectors such as aerospace, automotive, aviation, construction, defense, distribution and warehousing for ecommerce and other industries, industrial manufacturing, maritime, military and oil and gas.

We believe the following to be the key capabilities of the MVP Guardian XO:

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Added Strength and Endurance. The exoskeleton is expected to carry a maximum load of up to 200 lbs., offload the unit’s weight and the weight of the load being carried. It is also designed to enable a smoother lifting motion by dynamically compensating for gravity and inertia for up to 100 lbs. per arm (or 50 lbs. per arm when lifting at full extension). According to initial customer testing feedback, the Guardian XO can provide the capabilities of three or more human workers.

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Battery-powered for Mobile Performance and Near-continuous Use. The Guardian XO will be powered by onboard hot-swappable batteries intended to provide near-continuous operation. Additionally, the XO Pod docking station is expected to facilitate battery charging, donning and doffing and data management.

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Sensors and Advanced Control Systems for Enhanced Maneuverability and Mobility. Integrated sensors in the Guardian XO are expected to enable the unit’s advanced controls system to detect movement (position, force, angular rate, orientation, torque and speed) in milliseconds to eliminate perceived latency. Maneuverability and mobility are intended to be provided through gravity compensation, which will cause the robot to feel almost weightless to the operator, and 24 motorized joints, or degrees of freedom, which will allow the operator to move freely and naturally in unstructured environments. The Guardian XO is also expected to include a “hands-free” mode in which the operator can lock the suit’s arms while carrying a heavy load and simultaneously complete dexterous tasks requiring human hands. Each unit will be equipped with a user-friendly operator control interface for user controls and diagnostics notification display.

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Ergonomic, Safety-first Features for Operator Comfort and Injury Prevention. We are designing the Guardian XO to include important safety features and accommodate customer-specialized protective gear and fall-prevention devices. In the event of a sudden power loss, redundant hardware and software are expected to enable “passive braking” to prevent operator injury. In addition, the units are expected to include a highly responsive control system to enable the operator to execute fall-prevention motions such as stumble-recovery. We anticipate that units will be donned and doffed unassisted in less than 30 seconds, with additional provisions for sudden egress.

The Guardian XO units that we intend to make available under our RaaS subscription model are expected to include these MVP benefits. We anticipate that the Guardian XO subscription will be priced starting at approximately $9,000 per month per unit, depending on number of units deployed at a single location and the duration of the subscription, which we estimate is roughly equivalent to the fully burdened cost of a single employee, including general and administrative expenses and overhead.

We manufactured the first alpha version of the Guardian XO in 2019 and are in the process of designing and building the first beta version. We anticipate that multiple beta units will be piloted by customers when they become available, with full commercial rollout currently expected to begin by the end of 2022.  The Guardian XO is expected to have a six-year service life, with refurbishment after three years in service, and an approximately eight-month payback period once we achieve significant scale in production.  We define significant scale in production as production runs of 2,000 units at a time.

Guardian XT

The Guardian XT is designed to be an augmented or virtual reality-enabled highly dexterous remote-controlled, mobile robotic system that performs intricate, and sometimes dangerous, tasks that require human-like dexterity. Based on the upper body of the Guardian XO, the Guardian XT is designed to be a one- or two-armed system that is platform-agnostic and attachable to various mobile bases. We expect that the two-armed Guardian XT system will be able to lift and manipulate up to 200 lbs. and accomplish precision tasks at height, overhead and at ground level.

The Guardian XT will be controlled via a wearable input device and a head-mounted display worn by the user to guide the robotic system’s arm movements in its workspace. Users will be able to control the unit by utilizing their natural movement, reflexes, instincts, and judgment to perform complex and precise tasks in unstructured, often hazardous environments both indoors and outdoors, all while keeping the operator a safe distance and out of harm’s way.

The Guardian XT is designed to provide several efficiency benefits through its remote lifting and dexterous manipulation capabilities. For an at-height powerline maintenance task, for example, one of our customers concluded, based on their initial use of one of our early prototypes, that the Guardian XT has the ability to reduce the size of a crew by 50% and complete tasks 20% faster. More importantly, the Guardian XT is able to mitigate hazardous work condition risks including falling from height and worker fatigue due to repetitive motion tasks at-height. We believe the Guardian XT will be capable of reducing both direct and indirect costs associated with at-height work, including insurance premiums, at-height safety crew costs, hazard-pay and more.

We believe the following to be the key capabilities of the MVP Guardian XT:

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Tremendous Dexterity from a Distance. The Guardian XT’s remote-operation system is designed to provide force feedback and allow for the tremendous precision and control necessary to perform dexterous tasks and manipulate off-the-shelf and user-specified trade tools.

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Base Agnostic. We expect the Guardian XT to be platform-agnostic and attach to various mobile or fixed bases including wheeled or tracked vehicles such as boom lifts, scissor lifts and bucket trucks, to address construction, maintenance, installation, assembly, and logistics needs.

The Guardian XT units that we intend to make available under our RaaS subscription model are expected to include these benefits. We anticipate that the Guardian XT subscription will be priced starting at approximately $5,000 per month per unit, excluding the cost of the base to which the Guardian XT is mounted, and depending on number of units deployed at a single location and the duration of the subscription. The Guardian XT is expected to have a six-year service life, with refurbishment after three years in service, with an approximately eight-month payback period once we achieve significant scale in production. We are also developing a variant of the Guardian XT for the U.S. military, the Guardian DX, for defense logistics and maintenance applications.

We have demonstrated a Guardian XT experimental prototype and are in the process of developing our first beta units. We currently expect the Guardian XT to be commercially available by the end of 2022.

Guardian GT

The Guardian GT designed to be similar to the Guardian XT but much larger in size. We expect it to be a remote operated force-multiplying robotic system that amplifies human strength and replicates human dexterity, while keeping the operator at a safe distance. The robot’s highly dexterous 7-foot long arms have the ability to lift up to 500 lb each and mount on a variety of mobile bases, allowing the operator to complete hazardous tasks such as decommissioning, public safety, disaster recovery, construction, ship building, and maintenance and repair activities. An experimental prototype of the Guardian GT was manufactured during Raytheon’s ownership of Sarcos and has been in use since that time. No alpha versions of the Guardian GT have been developed as of this date.

CYTAR

Built on the existing Guardian XO and Guardian XT technology roadmap, the Sarcos Cybernetic Training for Autonomous Robots, or CYTAR, program aims to develop a trainable and semi-autonomous fleet of industrial highly dexterous mobile robotic systems. Fueled by the belief that a “human-in-the-loop” approach delivers the optimal flexibility needed for complex tasks and dynamic environments in which robotic systems will need to interact, the training platform is expected to allow users to effectively and rapidly teach robotic systems to perform complex tasks.

We expect the CYTAR platform to use inputs gathered from a human operator wearing a kinematically equivalent controller to teach robotic systems to perform tasks in unstructured, dynamic, and uncertain environments. These inputs will be used to generate machine learning control policies that can be replicated and repeated with variations in the complexity and durations of tasks. Additionally, the CYTAR program is expected to offer a fleet-accessible database of successful task completion strategies to scale teaching across numerous robotic systems saving time and resources.

The CYTAR solution is currently under development and is expected to be deployed commercially after 2026. Initial funding for the CYTAR platform was received from the U.S. Airforce.

Guardian S

The Guardian S is a remote-controlled visual inspection and surveillance robotic system that can traverse challenging terrain and facilitate two-way, real-time video, voice and data communication. The man-portable robot is controlled via an easy-to-use, ruggedized tablet, helping keep the user safely out of harm's way. The system’s two-way communication facilitates video, sensor, and still-image data capture by the Guardian S, allowing operators to gain vital first-look and situational awareness data of the inspection target before a human-based inspection is required. The Guardian S is small, lightweight and deployable in less than 2 minutes. The robotic system’s ability to traverse difficult terrain and climb ferromagnetic surfaces makes it ideally suited for commercial, industrial, public safety, and defense applications.

We believe the following to be the key capabilities of the Guardian S:

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Multi-Purpose Mobile IoT Platform. The Guardian S includes a built-in sensor module that gathers real-time information and has the flexibility to add task-specific sensors via its payload bracket. Additionally, the Guardian S is capable of transporting a 10-pound sensor payload while transversing a horizontal surface.

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Two-Way, Real-Time Video, Voice, and Data Communication. The Guardian S includes enhanced wi-fi and two-way radio connection between the operator control unit and the robotic system. It also comes with built-in LTE capability (at 700 MHz operation) for cloud-based services. Audio and video are encrypted using 256-bit AES encryption.

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All-Terrain, State-of-the-Art Visual Surveillance. The Guardian S is capable of traversing challenging terrain, including stairs, pipes, tanks, culverts, and vertical ferromagnetic surfaces, and is IP65-certified to be dustproof and water protected. The unit’s slim form factor enables access to confined spaces, beginning with seven inch diameter openings. The Guardian S provides high-resolution visual inspection enabled by six 4k cameras with digital zoom and autofocus, providing 360-degree video coverage with both daytime and nighttime vision. Surveillance capabilities last up to 12 hours of stationary surveillance time or a three-mile mobile inspection travel range.

The Guardian S robot was rolled out commercially in 2018 and is available today as a one-time upfront equipment purchase. It was the first robotic system to be commercialized by Sarcos and has been purchased by both industrial and defense customers. We do not expect the Guardian S to comprise a material part of our revenues after we release our commercial Guardian XO and Guardian XT products.

Competition

We believe we are developing a new category of industrial robotic systems that augment, rather than replace, humans. In many cases, our primary competition will be traditional modes of human labor, sometimes assisted with material handling products such as overhead cranes, forklifts, and pallet jacks. To overcome the inertia, we must demonstrate to customers the value proposition of our products, including increased productivity, reduced costly occupational injuries, and a broadened pool of available employees by equalizing workers' physical capabilities including older and less physically strong workers.

Additionally, our product offerings compete in a broad competitive landscape that includes robotics and automation companies that have both directly competing as well as alternative solutions ranging from exoskeletons, collaborative robots, industrial robots, traditional lift-assist equipment, and unmanned robotic vehicles.  We also view our competitive landscape to include dark-horse rivals, who have different but unique product lines in the automation space, like ABB Robotics, Siasun Robot & Automation Co., Ltd., Teradyne, and Berkshire Grey. Also included in our broader competitive landscape are robotic solution suppliers, like Rockwell Automation, Honeywell, Keyence Corporation, COGNEX Corporation, and Hexagon AB, who may not have a directly competing product today, but could become competitors through inorganic growth; these companies have existing customer relationships and channels that could enable them to emerge as formidable threats in the future.

The following is a breakdown of the competitive landscape by product area:

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Sarcos’ Guardian XO exoskeleton competes with robotics and automation solutions that help workers with heavy materials handling, heavy lift-and-transport-assist, and overhead assembly type jobs. Principal competitors include Hyundai and Daewoo, who have previously shown powered exoskeleton prototype units, and companies like Cyberdyne, Samsung, Panasonic, Ekso Bionics, Ottobock, Lockheed Martin, SuitX, and Levitate who currently sell powered, partial-body exoskeletons or passively-powered, partial-body variants.

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The Guardian XT dexterous teleoperated robot faces a varied competitive landscape that includes collaborative robotics companies, like RE2, as well as automation companies like Teradyne, ABB Robotics, Siasun Robot & Automation Co., Ltd., Berkshire Grey, Ready Robotics, and OMRON.

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The Guardian S mobile IOT platform competes with other ground-based unmanned vehicles offered by companies such as Eddyfi Technologies and Waygate Technologies; it also competes with aerial unmanned vehicle companies, like Flyability, in the oil and gas industry. Other notable adjacent market and dark-horse competitors include Gecko Robotics, FLIR, ICM, RedZone Robotics, Clearpath Robotics, and Easysight Technology Co., Ltd.

These companies have products that are commercially available and in development. We expect some products currently in development to become commercially available in the next few years. In addition, we compete with companies that develop artificial intelligence and industrial automation solutions, such as those offered by Hyundai-Boston Dynamics, Canvas Technology, DroneSense, Intuitive, iRobot, Hahn Robotics, Kuka, Neurala, Ready Robotics, Rethink Robotics, and Yaskawa.

Our competitor base may change or expand as we continue to develop and commercialize our robotic systems in the future. These or other competitors may develop new technologies or products that provide superior results to customers or are less expensive than our products. Our technologies and products could be rendered obsolete by such developments.

We expect that we will compete on bases of the following:

•	technological innovation;
•	product quality, reliability and safety;

•	product features and performance;
•	product pricing;
•	manufacturing efficiency;
•	manufacturing resources;
•	brand;
•	customer experience, including support; and
•	existing customer relationships.

We believe we do and will compete favorably on the basis of these factors; however, our potential competitors may have greater financial, technical, manufacturing and other resources than us. Our competitors may be able to deploy greater resources to the design, development, manufacturing, distribution, promotion, sales, marketing and support of their industrial robotics programs. Additionally, our competitors may have greater name recognition, longer operating histories, larger sales forces, broader customer and industry relationships and other tangible and intangible resources, than us. Furthermore, our competitors may decide to operate solely with a traditional sales model for robotic systems that may be viewed more favorably by potential customers. These competitors also compete with us in recruiting and retaining qualified research and development, sales, marketing and management personnel, as well as in acquiring technologies complementary to, or necessary for, our products. Additional mergers and acquisitions in the industrial robotics market may result in even more resources being concentrated in our competitors.

Customers and Partners

Our customers and development partners include some of the largest enterprises in our target markets (aerospace, automotive, aviation, construction, defense, distribution and warehousing, industrial manufacturing, maritime, military and oil and gas), including Caterpillar Venture Capital, Inc., Delta Air Lines, General Electric, Schlumberger, The Boeing Company, other Fortune 500 companies, as well as the U.S. Department of Defense. We also have significant engagement with small and medium-sized potential customers across the aerospace, automotive, construction, defense, manufacturing, oil and gas, power and utilities and warehouse and logistics end markets.

With our core products, the Guardian XO and Guardian XT, still under development, we have no binding customer commitments for the commercial production version of the core products.  As of January 2021, we had 7,000 units under discussion with a select number of prospective customers; however, there is no assurance that these discussions will result in binding orders or sales. Additionally, we hold current development contracts with the Department of Defense and other government entities, covering both the Guardian XO and Guardian DX.

Research and Development

Our research and development team is comprised of technology experts from fields including mechanical and electrical engineering, systems engineering, software/firmware/controls engineering, artificial intelligence and machine learning, finite element analysis, human factors and design, and applications engineering. Our primary areas of focus in research and development include, for the Guardian XO, kinematic equivalency to provide human-like dexterity and enable intuitive use and energetic autonomy; and, for the Guardian XT, remote operation and force feedback.

Our research and development efforts also include our DFX work, including comprehensive design for manufacturing, design for cost and procurement, design for testing and design for assembly. These efforts are aimed at ensuring manufacturability, serviceability, and robustness of our products.

Our research and development expenses were $14.1 million and $12.9 million during 2020 and 2019, respectively, and are likely to grow in the future. Our customer first, collaborative approach is a cornerstone of our research and development processes.

Sales and Marketing

We currently sell our Guardian S through a hybrid model of direct sales and distribution channel. We expect to offer the Guardian XO and Guardian XT through a similar model. Currently, we focus our resources on the Sarcos XO Technical Advisory Group and other leading companies in key vertical markets. Due to their size, the potential opportunity and willingness to be early adopters, we believe these customers have the ability to serve as referenceable customers and drive additional sales. We intend to continue to invest in our sales and marketing efforts as we approach commercial launch.

We intend to pursue strategic relationships with systems integrators, companies with complementary technologies, software application providers, distributors and consulting firms to expand the channels in which our solutions are marketed. We believe working with these partners will allow us to accelerate our brand awareness within various industries and provide complementary capabilities and differentiation that will attract new customers while helping us expand our customer base.

We expect to operate a RaaS subscription model for the Guardian XO and the Guardian XT, which we believe will drive accelerated adoption following commercial launch. We believe the RaaS subscription model will be attractive to our customers and accelerate market adoption of our robotic systems because it will lower the upfront costs of deployment, shift capital expenditures to operating expenditures, allow customers to more nimbly scale deployments up or down in response to market conditions, and make our products more accessible to customers of all sizes.

Manufacturing and Suppliers

We intend to explore different options for manufacturing of our products and select the most capital efficient manufacturing process, with a focus also on speed to market and scalability. Although we currently expect to favor an outsourced manufacturing model, we have not yet entered into an agreement with a third-party contract manufacturer and may ultimately determine that in-house manufacturing is the better alternative for our products.

If selected, an outsourced manufacturing model is expected to be executed in two steps. First, develop our products internally, test process development, and internally manufacture our beta units. Then, prior to commercial launch, outsource volume production to one or more contract manufacturers, which we expect would mitigate capacity and production risks. Certain lower-volume products may not be outsourced and continue to be manufactured in-house.

We maintain a diverse set of suppliers. However, as we scale production, we expect the identity and magnitude of our suppliers to change materially.

Government Regulation

We are subject to requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 that will require us to diligence, disclose and report whether our products contain conflict minerals. The implementation of these requirements could adversely affect the sourcing, availability and pricing of the materials used in the manufacture of components used in our products.

In addition, our operations are subject to various federal, state and local laws and regulations governing the occupational health and safety of our employees and wage regulations. We are subject to the requirements of the federal Occupational Safety and Health Act, as amended, or OSHA, and comparable state laws that protect and regulate employee health and safety.

We are subject to U.S. laws and regulations that limit and restrict the export of some of our products and services and may restrict our transactions with certain customers, business partners and other persons. In certain circumstances, export control and economic sanctions regulations may prohibit the export of certain products, services, and technologies, and in other circumstances we may be required to obtain an export license before exporting the controlled item. We must also comply with export restrictions and laws imposed by other countries affecting trade and investments. We maintain an export compliance program but there are risks that the compliance controls could be circumvented, exposing us to legal liabilities. Compliance with these laws has not significantly limited our sales but could significantly limit them in the future. Changes in, and responses to, U.S. trade policy could reduce the competitiveness of our products and cause our sales to drop, which could have a material adverse effect on our business, financial condition or results of operations.

Our robotic platforms must comply with the rules of the Federal Communications Commission (“FCC”) with respect to: any radio frequency (“RF”) spectrum utilized for such components as the remote control; the power level and frequency of any RF energy emitted (intentionally or otherwise); and any conditions imposed by the FCC on the device certification(s) issued to us or to third parties for any modular transmitters installed in any Sarcos devices.  Such rules require, among other things, specific consumer disclosures with respect to RF emissions, and proper installation and operation of the device components and any modular transmitters in the robotic devices.

Intellectual Property

Our ability to obtain and maintain patent, trademark and other material intellectual property is important to our business. We rely upon a combination of protections afforded to owners of patents, copyrights, trade secrets, and trademarks, along with employee and third-party non-disclosure agreements and other contractual restrictions to establish and protect our intellectual property rights.

We pursue patent protection at times when we believe we have developed a patentable invention and the benefits of obtaining a patent outweigh the risks of making the invention public through patent filings. Our patents and patent applications stem from our many years of innovation in the field of electro-mechanical and biologically-inspired engineered robotics systems. Our patents and patent applications are focused primarily on robots and robotic systems, including, but not limited to, wearable exoskeletons to enhance human operations, humanoid robots, remote controlled robots, mobile platform-based robotic arms, teleoperated robots, unmanned ground robots and end effectors. We also have patents and patent applications covering technology in the fields of counter-attack unmanned aerial vehicles (drones) for enemy drone neutralization, various micro-camera and other medical devices, augmented reality, sensors, valves, motors, actuators, and others.

As of March 31, 2021, we had 78 issued U.S. patents; 2 allowed U.S. patents; 33 pending U.S. patent applications; 64 issued International patents; 2 allowed International patents; and, 55 pending PCT and non-U.S. national patent applications.

Many of our previous patents have expired, with others set to expire on dates ranging from 2022 to 2038, exclusive of any patent term adjustment or patent term extension. We do not know whether all of our pending patent applications will result in issued/granted patents, or whether the examination process will require a narrowing of claimed subject matter. Furthermore, in light of the highly active fields of technology we are involved in, particularly the field of robotics, there is no assurance that our patents and pending patent applications will provide us with broad-level protection.

In an effort to protect our brand, we also pursue the registration of our domain names and material trademarks and service marks in the United States and in select international locations.

As of March 31, 2021, we had 19 issued U.S. trademarks, 8 allowed U.S. trademarks, 4 pending U.S. trademark applications, 28 issued international trademarks, 7 allowed international trademarks and 2 pending international trademark applications.

We regularly secure confidentiality agreements from our consultants, scientific advisors, and other vendors and contractors. In addition, we rely on trade secret law to protect our proprietary software, product candidates/products in development, and other information and intellectual property.

Legal Proceedings

On July 1, 2021, certain former employees of Sarcos filed suit in Utah state court against Sarcos.  The complaint alleges that in 2021, Sarcos wrongfully suspended the exercise of the plaintiffs’ stock options.  The complaint asserts claims for breach of contract, breach of the covenant of good faith and fair dealing and seeks declaratory judgment in favor of plaintiffs and injunctive relief from option expiration.  The complaint seeks damages in an amount to be determined at trial, but in no event less than $1,500,000.  On the same day they filed the complaint, plaintiffs also filed a motion for preliminary injunction to enjoin the expiration of the stock options.  We believe that the allegations against Sarcos in this lawsuit are without merit and will continue to defend vigorously against them.

From time to time, we may be subject to legal proceedings. We are not currently a party to or aware of any proceedings that we believe will have, individually or in the aggregate, a material adverse effect on our business, financial condition or results of operations. Regardless of outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources, and other factors.

Human Capital

Our employees are critical to our success. As of April 1, 2021, we had approximately 110 full-time and part-time employees with the majority of our employees based in the Salt Lake City, Utah area. We also engage consultants and contractors to supplement our permanent workforce on an as-needed basis. A majority of our employees are involved in engineering, research and development, and related functions. To date, we have not experienced any organized work stoppages and consider our relationship with our employees to be in good standing. None of our employees is subject to a collective bargaining agreement or represented by a labor union.

Facilities

We operate in a corporate and manufacturing facility in Salt Lake City, Utah. We currently occupy a facility that is has approximately 27,000 square feet of office, development and manufacturing space pursuant to a lease that, under options to extend, we expect to expire in July 2021 and then continue on a month-to-month basis until our move to a new facility is completed. In the second quarter of 2021, we expect to begin our move to a facility consisting of approximately 59,000 square feet, with a 12-year lease from the commencement date and two options to extend the lease for a three-year period each. We believe that this new facility, which includes office, development, testing and light manufacturing space, will adequately serve our current needs. Should we need additional space, we believe we will be able to obtain additional space on commercially reasonable terms.

SARCOS MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of Sarcos’ financial condition and results of operations should be read together with the information set forth in Sarcos’ consolidated financial statements and the related notes appearing elsewhere in this proxy statement. Some of the information contained in this discussion and analysis or set forth elsewhere in this proxy statement, including information with respect to Sarcos’ plans and strategy for its business, includes forward-looking statements that involve risks and uncertainties. You should read the sections titled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to the business of Sarcos Corp., a Utah corporation, and its subsidiaries prior to the consummation of the Business Combination, which will be the business of the post-combination company and its subsidiaries following the consummation of the Business Combination.

Overview

Sarcos is a global technology leader for industrial highly dexterous mobile robotic systems for use in dynamic environments. Our mission is to save lives and prevent injury while helping humans accomplish more than ever before. The robotic systems we are developing are designed to combine human intelligence, instinct, and judgment with the strength, endurance, and precision of machines. This technologically advanced line of products augments, rather than replaces, humans.

To date we have primarily focused our efforts on the development of the technology and design of our Guardian products which include: the Guardian XO, designed to be a full-body, battery powered, highly dexterous exoskeleton; the Guardian XT, designed to be an augmented or virtual reality enabled, highly dexterous, remote controlled robotic system; and the Guardian S, a remote controlled, visual inspection and surveillance robotic system.  The Guardian S is currently our only commercially available robotic system.  We expect beta units of Guardian XO and Guardian XT to be available for customer pilots in the first half of 2022 and the Guardian XO and the Guardian XT to be commercially available by the end of 2022. The commercial launch of our products may be delayed as the result of challenges in hiring qualified individuals and disruption to our supply chain, including as a result of the COVID-19 pandemic, and is subject to the successful negotiations with one or more potential contract manufacturers. Such challenges may result in delay of the anticipated commercial launch of one or more of our products, which would adversely affect our financial and operating results.  Our research and development expenses were $14.1 million and $12.9 million during 2020 and 2019, respectively, and $2.8 million and $3.3 million for the first three months of 2021 and 2020, respectively.  We expect our research and development expenses to grow in the future.

We plan to offer our Guardian XO and Guardian XT primarily through a Robot-as-a-Service, or RaaS, subscription-based service model that will give customers the convenience of on-going maintenance, support, remote monitoring and software upgrades in addition to use of our products. We currently do not have any RaaS subscription agreements. However, upon commercialization of our Guardian XO and Guardian XT products, we anticipate that the Guardian XO subscription will be priced starting at approximately $9,000 per month per unit, depending on number of units deployed at a single location and the duration of the subscription, and that the Guardian XT subscription will be priced starting at approximately $5,000 per month per unit, excluding the cost of the base to which the Guardian XT is mounted.

To date, we have financed our operations through private placements of our redeemable convertible preferred stock, through research and development services derived mainly from Small Business Innovation Research (“SBIR”) contracts, which are further described below in the sections titled “—Components of Results of Operations—Revenues” and “Critical Accounting Policies & Estimates—Revenue from Contracts with Customers—Research and Development Services,” by the sale of Guardian S product and by providing services as a subcontractor for prime contractors working with the U.S. Department of Defense. From the date of incorporation through March 31, 2021, we raised aggregate gross proceeds in private placements of approximately $86.8 million.  In the year ended December 31, 2020 we incurred a net loss of $20.9 million. In the three months ended March 31, 2020 we incurred a net loss of $5.2 million. We have an accumulated deficit of $69.2 million since our formation on February 5, 2015 following the acquisition of assets from Raytheon. Based upon our current forecasts, we estimate that our existing cash, cash equivalents and investments following the consummation of the Business Combination and the PIPE Financing will be sufficient to fund our operating expenses and capital expenditure requirements for at least 12 months from the date of this proxy statement.

We expect both our capital and operating expenditures will increase significantly in connection with our ongoing activities, as we:

•	continue to develop and begin to commercialize our Guardian XO and XT products;
•	develop and collaborate on production systems for manufacturing efforts in-house and by third-party contract manufacturers;

•	continue to invest in our technology, research and development efforts;
•	obtain, maintain and improve our operational, financial and management information systems;
•	recruit, hire and retain additional personnel to support and sustain our needs in commercializing our products and further expansion of our research and development efforts;
•	establish a sales, marketing and distribution infrastructure to commercialize or robotic systems;
•	implement and administer our maintenance and servicing infrastructure;
•	obtain, maintain and expand our intellectual property portfolio; and
•	operate as a public company.

The Business Combination

Sarcos entered into the Merger Agreement with Rotor and Merger Sub on April 5, 2021.  Pursuant to the Merger Agreement, and assuming a favorable vote of Rotor’s stockholders, Merger Sub will be merged with and into Sarcos. Upon consummation of the Merger, the separate corporate existence of Merger Sub will cease and Sarcos will continue as the surviving corporation of the Merger. Sarcos will be deemed the accounting predecessor and the combined entity will be the successor SEC registrant, meaning that Sarcos’ financial statements for previous periods will be disclosed in the registrant’s future periodic reports filed with the SEC.

While the legal acquirer in the Merger Agreement is Rotor, for financial accounting and reporting purposes under GAAP, Sarcos will be the accounting acquirer and the Business Combination will be accounted for as a reverse recapitalization. Under this method of accounting, Rotor will be treated as the acquired company for financial statement reporting purposes. A reverse recapitalization does not result in a new basis of accounting, and the financial statements of the combined entity represent the continuation of the financial statements of Sarcos in many respects. For accounting purposes, Sarcos will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Sarcos (i.e., a capital transaction involving the issuance of stock by Rotor for the stock of Sarcos). Accordingly, the consolidated assets, liabilities and results of operations of Sarcos will become the historical financial statements of the post-combination company, and Rotor’s assets, liabilities and results of operations will be consolidated with Sarcos beginning on the acquisition date. Operations prior to the Business Combination will be presented as those of Sarcos in future reports. The net assets of Rotor will be recognized at historical cost (which is expected to be consistent with carrying value), with no goodwill or other intangible assets recorded.

The most significant change in the successor’s future reported financial position and results are expected to be an estimated increase in cash before transaction costs and related party expenses (as compared to Sarcos Corp. consolidated balance sheet at March 31, 2021) of between approximately $220.0 million, assuming maximum shareholder redemptions permitted under the Merger Agreement, and $496.0 million, assuming no shareholder redemptions. Total non-recurring transaction costs are estimated at approximately $32.1 million, of which the Company expects approximately $15.1 million to be expensed.

As a consequence of the Merger, Sarcos will become the successor to an SEC-registered company and expects to be listed on Nasdaq, both of which will require Sarcos to hire additional personnel and implement procedures and processes to address public company regulatory requirements and customary practices. Sarcos expects to incur additional annual expenses as a public company for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting and legal and administrative resources, including increased audit and legal fees.

Response to COVID-19

On January 30, 2020, the World Health Organization declared the COVID-19 outbreak a “Public Health Emergency of International Concern” and on March 11, 2020, declared it to be a pandemic. Actions taken around the world to help mitigate the spread of COVID-19 include restrictions on travel, quarantines in certain areas and forced closures for certain types of public places and businesses. COVID-19 and actions taken to mitigate its spread have had and are expected to continue to have an adverse impact on the economies and financial markets of many countries, including the geographical area in which Sarcos operates.

We have taken several actions in response to the COVID-19 pandemic which have the potential to result in a significant disruption to how we operate our business. We have implemented, among other measures, a temporary work from home policy, new operating guidelines for our office based on local governmental requirements and restrictions on work-related travel. Our customers and partners have adopted similar policies.  We have experienced, and may continue to experience, an adverse impact on certain parts of our business as a result of measures to mitigate the COVID-19 pandemic and their resulting economic effects. The conditions caused by the pandemic have adversely affected or may in the future adversely affect, among other things, demand for our products, the ability to test and assess our robotic systems with our potential customers, our IT and other expenses, our ability to recruit, and the ability of our employees to travel, all of which could adversely affect our business, results of operations, and financial condition. The ultimate duration and extent of the COVID-19 pandemic cannot be accurately predicted at this time, and the direct or indirect impact on our business, results of operations, and financial condition will depend on future developments that are highly uncertain.

We have also experienced, and may continue to experience, certain positive impacts on other aspects of our business, including a reduction in certain operating expenses due to reduced business travel, deferred hiring for some positions, and the virtualization or cancellation of customer and employee events. Additionally, we believe that the COVID-19 pandemic could also enhance customer interest in our Guardian products as a means to assist and protect the current labor force. To the extent that physical distancing among workers continues to be required as a result of the COVID-19 pandemic, we believe that our products will be well-suited to the new working environment.

The global impact of COVID-19 continues to rapidly evolve, and we will continue to monitor the situation and the effects on our business and operations closely. We do not yet know the full extent of potential impacts on our business or operations. In particular, the effect of the COVID-19 pandemic may not be fully reflected in our operating results until future periods. Given the uncertainty, we cannot reasonably estimate the impact on our future results of operations, cash flows, or financial condition.

Key Factors Affecting Operating Results

We believe that our performance and future success depend on several factors that present significant opportunities for us but also pose risks and challenges, including those discussed below and in the section of this proxy statement titled “Risk Factors.”

Development, Testing and Commercial Launch of the Guardian XO and Guardian XT products

We currently expect to derive commercial revenue from the commercial launch of our Guardian XO and Guardian XT products beginning by the end of 2022.  Timing of commercial launch of our products is subject to potential supply chain and staffing challenges, which have impacted our expected schedule, including as a result of the COVID-19 pandemic, and also subject to successful negotiations with one or more potential contract manufacturers. Such challenges may result in delay of the anticipated commercial launch of one or more of our products, which would adversely affect our financial and operating results.

Prior to commercialization, we must complete the development, testing, and manufacturing requirements with respect to these products. As a result, we will require substantial additional capital to develop our products and fund operations for the foreseeable future. Until we can generate sufficient revenue from our Guardian XO and Guardian XT products, we expect to finance our operations through a combination of proceeds from the Business Combination, PIPE Financing, and continuing research and development services.  The amount and timing of our future funding requirements will depend on many factors, including the pace and results of our development efforts.  Any delays in the successful completion of the development of our Guardian XO and Guardian XT products will impact our ability to generate revenue, our profitability and our overall operating performance.

Customer Demand

Although our Guardian XO and Guardian XT units are not yet commercially available, we have received interest from potential customers that have tested or demonstrated our prototypes and alpha units.  However, because our robotic systems represent a new product category in markets that currently rely on conventional, manual systems, the market demand for our products is unproven, and important assumptions about the characteristics of targeted markets, pricing, and sales cycle may be inaccurate. If customer demand does not develop as expected or we cannot accurately forecast pricing, adoption rates and sales cycle for our products, our business, results of operations and financial condition will be adversely affected.

We expect to offer our Guardian XO and Guardian XT primarily through a RaaS subscription model, which we believe will drive accelerated adoption of our product offerings following their commercial launch. We believe the RaaS subscription model will be attractive to our customers and accelerate market adoption of our robotic systems because it will lower the upfront costs of deployment, shift customers’ capital expenditures to operating expenditures, allow customers to more nimbly scale deployments up or down in response to market conditions, and make our products more accessible to customers of all sizes. However, our RaaS subscription model has yet to be tested and may fail to gain commercial acceptance. Going forward, we expect the volume of our committed RaaS contracts to be an important indicator of our future performance.

Continued Investment and Innovation

We are a pioneer in the robotic systems industry and benefit from lessons learned over 30 years and more than $300 million in research and development investment in our proprietary technologies and our extensive patent portfolio. However, our financial performance is significantly dependent on our ability to maintain this leading position and further dependent on the investments we make in research and development. It is essential that we continually identify and respond to rapidly evolving customer requirements, develop and introduce innovative new products, enhance and service existing products and generate active market demand for our robotic systems. If we fail to do this, our market position and revenue may be adversely affected, and our investments in that area will not be recovered.

Basis of Presentation

Currently, we conduct business through one operating segment. All long-lived assets are maintained in, and all losses are attributable to, the United States of America. See Note 11 in the accompanying audited consolidated financial statements and Note 11 in the accompanying unaudited interim condensed consolidated financial statements for more information about our operating segment.

Components of Results of Operations

Revenues

The Company derives its revenue primarily from sale of research and development services in the development of its robots and robot products. The research and development services revenue includes revenue from providing services through different types of arrangements, including cost-type contracts and fixed-price contracts. Revenue from the sales of robot products includes sales of the Company’s Guardian S and Guardian HLS products.

Research and Development Services

Cost-type contracts – Research and development service contracts, including cost-plus-fixed-fee and time and material contracts, relate primarily to the development of technology in the areas of robotics or counter-unmanned aircraft systems.  Cost-type contracts are generally entered into with the U.S. government. These contracts are billed at cost plus a margin as defined by the contract and Federal Acquisition Regulation (“FAR”). The FAR establishes regulations around procurement by the government and provides guidance on the types of costs that are allowable in establishing prices for goods and services delivered under government contracts. Revenue on cost-type contracts is recognized over time as goods and services are provided.

Fixed-price contracts – Fixed-price development contracts relate primarily to the development of technology in the area of robotics. Fixed-price development contracts generally require a significant service of integrating a complex set of tasks and components into a single deliverable. Revenue on fixed-price contracts is generally recognized over time as goods and services are provided.  The Company has not experienced a loss on a fixed-price contract.  To the extent our actual costs vary from the fixed fee, we will generate more or less profit or could incur a loss.  In accordance with ASC 606, for the fixed price contracts, the Company will recognize losses at the contract level in earnings in the period in which they are incurred.

Robotic Product

Robotic product revenues relate to sales of the Company’s Guardian S, Guardian HLS products, and certain miscellaneous parts or accessories. The Company provides a standard one-year warranty on product sales. Product warranties are considered assurance-type warranties and are not considered to be separate performance obligations. Revenue on product sales is recognized at a point in time when goods are shipped to the customer. At the time revenue is recognized, an accrual is established for estimated warranty expenses based on historical experience as well as anticipated product performance.

Cost of Revenue

Our cost of revenue consists of direct and overhead expenses related to either the sale of our products or our research and development services related to SBIR contracts or subcontract support.  Direct expenses may include direct labor used in the production of a product or in our research and development services, benefits expense associated with direct labor, and materials directly tied to our product sale or research and development services.  Overhead expenses may include allocable supervisory labor, benefits expense associated with supervisory labor, allocation of facilities expense including rent and utilities, and allocation of IT labor support and equipment. Overhead expenses not allocated to cost of revenue are expensed across research and development, general and administrative, and sales and marketing expenses as applicable.

Research and Development

Research and development expenses are mainly comprised of costs from the continuing development and refinement of our existing robotic systems and the continuing research and development costs associated with our future products.  These expenses include labor and related benefit expenses, materials and supplies used in our laboratories, patent expenses, and related overhead expenses. Our research and development expenses may fluctuate as a percentage of our revenue from period to period due to the timing and extent of these expenses.

We expect research and development expenses to increase for the foreseeable future as we continue to develop and refine our existing products and further enhance our efforts on our future products, including the Guardian XO and Guardian XT and our CYTAR products. Our research and development expenses may fluctuate as a percentage of our revenue from period to period due to the timing and extent of these expenses.

General and Administrative

Our general and administrative expenses consist primarily of employee-related costs for our finance, legal, people operations, and other administrative teams, as well as certain executives. In addition, general and administrative expenses include outside legal, accounting and other professional fees, facilities and IT expense not allocated to cost of revenue, stock-based compensation expense, and related overhead expense.

We expect to incur additional general and administrative expenses to support our growth as well as our transition to being a publicly traded company. Excluding the impact of equity expense, we expect that general and administrative expenses will increase in absolute dollars in future periods. Our general and administrative expenses may fluctuate as a percentage of our revenue from period to period due to the timing and extent of these expenses.

Sales and Marketing

Our sales and marketing expenses relate to our direct sales activities, as well as expansion efforts with our current and potential customers. The expenses consist primarily of labor, benefits and employee-related costs, marketing programs and events, lead generation fees, product marketing expense, public relations fees and travel associated with sales generation and marketing support, and related overhead expense.  Our sales team may be eligible for bonuses based upon achieving certain sales goals.  We may accrue for these bonuses and the related payroll taxes on a monthly basis based upon estimated success in achievement of annual sales goals.

We plan to continue to invest in sales and marketing to grow our customer base and increase our brand awareness. The trend and timing of sales and marketing expenses will depend in part on the timing and launch of our RaaS offerings.  As our RaaS deployments grow, we expect that sales and marketing expenses will increase in absolute dollars in future periods; however, we expect our sales and marketing expenses to decrease as a percentage of our revenue over the long term, although our sales and marketing expenses may fluctuate as a percentage of our revenue from period to period due to the timing and extent of these expenses.

Interest Income, net

Interest income, net consists primarily of interest received or earned on our cash balances.  Portions of our cash reside in money market investments in U.S. Treasury securities.  Interest expense is primarily due to interest paid on leased equipment used for our software platforms.

Other Income, net

Other income, net consists primarily of other miscellaneous non-operating items such as the sale or disposal of equipment no longer needed for the business.

Provision for Income Taxes

Income taxes consist of taxes currently due plus deferred income taxes related primarily to differences between the tax bases and financial reporting bases of assets and liabilities. The deferred income taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

Results of Operations

Comparison of the Three Months Ended March 31, 2021 and 2020

The following table presents our consolidated statement of operations for the three months ended March 31, 2021 and 2020, and the dollar and percentage change between the two periods:

	Three Months Ended March 31,
	2021	2020	$ Change	% Change
	(in thousands)
Revenue, net	$1,799	$2,175	$(376)	(17)%
Operating expenses:
Cost of revenue	1,203	1,410	(207)	(15)
Research and development	2,815	3,302	(487)	(15)
General and administrative	2,314	1,776	538	30
Sales and marketing	655	699	(44)	(6)
Total operating expenses	6,987	7,187	(200)	(3)
Loss from operations:	(5,188)	(5,012)	(176)	(4)
Other income
Interest income (expense), net	(10)	48	(58)	(121)
Other income, net	—	13	13	100
Total other income	(10)	61	(71)	(116)
Net loss	$(5,198)	$(4,951)	$(247)	(5)%
Net loss attributable to common stockholders	$(5,198)	$(4,951)	$(247)	(5)%

Revenue, net

Revenue decreased by $0.4 million, or 17%, from $2.2 million in the three months ended March 31, 2020, to $1.8 million in the three months ended March 31, 2021.

Research and Development Services

Revenue derived from research and development services decreased by $0.3 million, or 17%, from $1.9 million for the first three months of 2020 to $1.6 million for the same period of 2021.  The decrease was a result of certain projects being completed during months succeeding the quarter of 2020 and not continuing into 2021.

Robotic Product

Revenue derived from robotic product sales decreased by less than $0.1 million, or 18%, going from just over $0.2 million during the first three months of 2020 to just under $0.2 million for the first three months of 2021.

Operating Expenses

The following table presents our operating expenses for the three months ended March 31, 2021 and 2020, and the dollar and percentage change between the two periods:

	Three Months Ended March 31,
	2021	2020	$ Change	% Change
	(in thousands)
Operating expenses:
Cost of revenue	$1,203	$1,410	$(207)	(15)%
Research and development	2,815	3,302	(487)	(15)
General and administrative	2,314	1,776	538	30
Sales and marketing	655	699	(44)	(6)
Total operating expenses	$6,987	$7,187	$(200)	(3)%

Cost of Revenue

Cost of revenue decreased by $0.2 million, or 15%, from $1.4 million in the three months ended March 31, 2020 to $1.2 million in three months ended March 31, 2020, mainly as a result of the completion of certain projects during 2020 that resulted in an overall decrease in costs in the first three months of 2021 as compared to the same period in 2020.

Direct labor, direct materials, and other expenses consisting mainly of overhead expense and third-party contractor costs make up our cost of revenue, with the mix between the three expense categories varying due to timing throughout the project lifecycle. As a percentage of revenue, our direct labor increased from 37% to 40%, while our direct materials, overhead expense, and third-party contractor costs remained flat as a percentage of revenue for the comparable three months ended March 31, 2021 and 2020, respectively.

Research and Development

Research and development expenses decreased by $0.5 million, or 15% from $3.3 million in the first three months of 2020 to $2.8 million in first three months of 2021. The decrease was primarily due to a decrease of $0.8 million in materials used in the development of our Guardian products, a decrease in labor of $0.1 million, and a decrease of $0.1 million in travel expense.  These reductions were offset by an increase in expense of $0.5 million from third party services, which we use from time to time to support specialized work or provide temporary support in the development of our Guardian products.

Our materials expense decreased during the first three months of 2021 as compared to the same period in 2020 as a greater amount of materials were purchased in early 2020 for the development of our Guardian XO and XT products used in testing in 2020.  Our decrease in labor was the result of reduced headcount mainly from internship labor which we use to supplement fluctuations in labor needs and lower fringe benefits expense.  Our travel during the first three months of 2021 continued to be limited due to the COVID-19 pandemic which began impacting us in March of 2020.  We increased expenditures in the use of third-party services to support specific development for our Guardian XO and XT products.

General and Administrative

General and administrative expenses increased by $0.5 million, or 30%, from $1.8 million in the first three months of 2020 to $2.3 million in the first three months of 2021, primarily due to an increase in professional services of $0.7 million, additional rent of $0.2 million related to our new facility, an increase of legal expense of $0.1 million and an increase in personnel expense of $0.1 million.  These increases were offset by a decrease in stock compensation expense of $0.5 million and a decrease of $0.1 million in labor expense.

Our professional services increased as a result of costs related to our recently announced merger plans and included increased expense in external audit and other support for the prospective merger.  Our legal expense increased as a result of additional expense related to patent work and compliance support for the business.  Our personnel expense increased related to fees associated with the recruiting of certain executive personnel positions.

Our expense associated with stock compensation decreased during the first three months of 2021 in comparison to the same period during 2020 driven by the expiration of a performance measurement agreement that expired in the fourth quarter of 2020 related to our founders’ shares with a repurchase option.  Our labor decreased primarily as result lower fringe benefits expense.

Sales and Marketing

Sales and marketing expenses decreased less than $0.1 million, or 6%, from $0.7 million in the first three months of 2020 to just under $0.7 million in 2021 due primarily to  a reduction in events and travel expenses of $0.2 million, partially offset by an increase in labor and professional services of just slightly more than $0.1 million during the first quarter of 2021 as compared to the same period during 2020.

The increase in labor and professional fees was driven by additional headcount and additional third-party support for marketing.  The reduction in events and travel was driven by the continued impact from the COVID-19 pandemic during the first quarter of 2021 that did not begin impacting us until the end of the first quarter of 2020.

Other Income

The following table presents other income for the three months ended March 31, 2021 and 2020, and the dollar and percentage change between the two periods:

	Three Months Ended March 31,
	2021	2020	$ Change	% Change
	(in thousands)
Other income
Interest income, net	$(10)	$48	$(58)	(121)%
Other income, net	—	13	13	(100)
Total other income	$(10)	$61	$(71)	(116)%

Interest income, net decreased by less than $0.1 million or 121%, for the three months ended March 31, 2021, in comparison to the same period for 2020. The decrease in interest income, net was a direct result of the reduced interest earned on our cash deposits with our banks driven as a result of a reduction in our cash balances and by an increase in interest expenses stemming from leased computer equipment we use to support our product development. Other income, net decreased to zero for the three months ended March 31, 2021, from a de miminis amount for the same period of 2020 as we did not have any gain from the cash back rewards program from our business credit card.

Comparison of the Years Ended December 31, 2020 and 2019

The following table presents our consolidated statement of operations for the years ended December 31, 2020 and 2019, and the dollar and percentage change between the two periods:

	Year Ended December 31,
	2020	2019	$ Change	% Change
	(in thousands)
Revenue, net	$8,813	$10,150	$(1,337)	(13)%
Operating expenses:
Cost of revenue	5,602	5,746	(144)	(3)
Research and development	14,117	12,904	1,213	9
General and administrative	7,297	7,510	(213)	(3)
Sales and marketing	2,796	2,338	458	20
Total operating expenses	29,812	28,498	1,314	5
Loss from operations:	(20,999)	(18,348)	(2,651)	14
Other income
Interest income, net	40	305	(265)	(87)
Other income, net	34	4	30	750
Total other income	74	309	(235)	(76)
Loss before income taxes	(20,925)	(18,039)	(2,886)	16
Provision for income taxes	1	1	—	—
Net loss	$(20,926)	$(18,040)	$(2,886)	16%
Net loss attributable to common stockholders	$(20,926)	$(18,040)	$(2,886)	16%

Revenue, net

Revenue decreased by $1.3 million, or 13%, from $10.2 million for the year ended December 31, 2019 to $8.8 million for the year ended December 31, 2020.

Research and Development Services

Revenue derived from research and development services decreased by $2.4 million, or 26%, from $9.4 million for 2020 to $7.0 million for 2020.  The decrease was a result of certain projects being completed during 2019 and not continuing into 2020.

Robotic Product

Revenue derived from robotic product sales increased by $1.1 million, or 143%, going from $0.8 million during 2019 to $1.9 million for 2020.

Operating Expenses

The following table presents our operating expenses for the years ended December 31, 2020 and 2019, and the dollar and percentage change between the two periods:

	Year Ended December 31,
	2020	2019	$ Change	% Change
	(in thousands)
Operating expenses:
Cost of revenue	$5,602	$5,746	$(144)	(3)%
Research and development	14,117	12,904	1,213	9
General and administrative	7,297	7,510	(213)	(3)
Sales and marketing	2,796	2,338	458	20
Total operating expenses	$29,812	$28,498	$1,314	5%

Cost of Revenue

Cost of revenue decreased by $0.1 million, or 3%, from $5.7 million in 2019 to $5.6 million in 2020, as a result of the completion of certain projects during 2020 that resulted in an overall decrease in costs as compared to 2019.

Direct labor, direct materials, and other expenses consisting mainly of overhead expense and third-party contractor costs make up our cost of revenue, with the mix between the three expense categories varying due to timing throughout the project lifecycle. As a percentage of revenue, our direct labor increased from 26% to 35%, our direct materials decreased from 15% to 11%, and our overhead expense and third-party contractor costs increased from 16% to 18% for the comparable years of 2019 and 2020, respectively. During 2019, a greater amount of materials were purchased for projects that continued into 2020, driving down the direct materials as a percentage of revenue while a greater portion of the projects costs were driven by direct labor, rather than direct materials in 2020 driving up that category’s percentage of revenue.  Overhead and third-party contractor costs increased as a percentage of revenue driven by labor expense and allocated facilities and IT expense remaining flat year over year while revenue decreased overall.

Research and Development

Research and development expenses increased by $1.2 million, or 9% from $12.9 million in 2019 to $14.1 million in 2020. The increase was primarily due to an increase of $0.7 million in personnel expenses and a $1.6 million increase in professional fees and subcontract support, partially offset by a $0.8 million decrease in materials expense and a $0.3 million decrease in overhead expense.

The increase in personnel costs was primarily driven by our increased engineering and technician headcount as compared to 2019 as we continue to advance the development and design of our Guardian XO and Guardian XT and the continued development of CYTAR program.  Our increased spending on professional fees and subcontract work was driven by our need to use third party expertise and labor for certain parts of our product development for which expertise or resources were not feasible or available in-house.

Our materials expense decreased in 2020 as compared to 2019 primarily because materials needed for the development of our Guardian XO and Guardian XT products were purchased and recorded as an expense in 2019. In addition, reduction in overhead supplies due to decreased needs, certain overhead supervisory personnel leaving the company, and reduced travel allocated to overhead due to COVID reduced the overall overhead expenses.

General and Administrative

General and administrative expenses decreased by $0.2 million, or 3%, from $7.5 million in 2019 to $7.3 million in 2020, primarily due to a decrease in professional fees and travel expense of $0.2 million and a decrease in other expense of $0.1 million, partially offset by an increase in labor expenses of $0.1 million.

The decrease in travel was a result of restrictions associated with the COVID-19 pandemic.  The decrease in professional fees were driven mainly by a reduction in expense associated maintaining our patents.  The decrease in other expense was mainly driven by lower facility and IT spending.

Our labor expenses increased in 2020 as we increased headcount in administrative positions to support our business growth initiatives.  Partially offsetting this increase was a reduction in stock compensation expense driven by the expiration of a performance measurement agreement that expired in the fourth quarter of 2020 related to our founders’ shares with a repurchase option.

Sales and Marketing

Sales and marketing expenses increased by $0.5 million, or 20%, from $2.3 million in 2019 to $2.8 million in 2020, due to increases in labor costs and consulting fees of $0.3 million, demonstration expense of $0.2 million, and general marketing of $0.1 million, partially offset by a reduction in travel expense of just under $0.2 million.

Labor costs increased overall in 2020 as we continued to build our organization to support the future commercialization of our Guardian XO and Guardian XT products.  We supplemented some of our labor with contract resources that drove additional expense in consulting fees.

Our demonstration and general marketing expenses increased driven by an adjustment to the carrying value of our Guardian S demonstration units, and an increase in lead generation and brand support.

The increase in sales and marketing expenses was partially offset by a reduction in travel costs as a result of the restrictions from the COVID-19 pandemic.

Other Income

The following table presents other income for the years ended December 31, 2020 and 2019, and the dollar and percentage change between the two periods:

	Year Ended December 31,
	2020	2019	$ Change	% Change
	(in thousands)
Other income
Interest income, net	$40	$305	$(265)	(87)%
Other income, net	34	4	30	750
Total other income	$74	$309	$(235)	(76)%

Interest Income, net

Interest income, net decreased by approximately $0.3 million or 87%, from $0.3 million in 2019 to a de minimis amount in 2020.  The decrease was primarily driven by a decline in short term interest rates that affected cash balances in our money market investment accounts.  In addition, we incurred interest expense in 2020 of less than $0.1 million as a result of the entry into a long-term lease for equipment supporting one of our software platforms that had not been incurred in 2019.

Other Income, net

Other income, net increased by less than $0.1 million in 2020, or 750%, from a de minimis amount in 2019.  The increase was primarily due to the cash back rewards program from our business credit card and from the sale of equipment no longer in use.

Provision for Income Taxes

Provision for income taxes was de minimis for both 2019 and 2020 due to the losses we incurred.

Liquidity and Capital Resources

Since inception, we have financed our operations through private placements of our redeemable convertible preferred stock, through research and development services derived mainly from SBIR contracts, from the limited sale of our Guardian S units and other commercially available products and by providing services as a subcontractor for prime contractors working with the U.S. Department of Defense. Our ability to successfully develop our products, invest in our sales, marketing and customer service operations and expand our business will depend on many factors, including our working capital needs, the availability of equity or debt financing and, over time, our ability to generate cash flows from operations.

We currently use cash to fund operations and capital expenditures and meet working capital requirements.  As of March 31, 2021, we had $30.7 million in cash and cash equivalents, primarily invested in money market funds and the remaining balance in bank operating accounts.  On a pro forma basis, assuming approval by Rotor’s stockholders of the Business Combination and related matters, the Closing and the closings of the PIPE Financing, our cash and cash equivalents would have amounted to approximately $496.0 million on March 31, 2021, assuming no redemptions by Rotor stockholders, and approximately $220.0 million assuming maximum redemptions. We believe that our cash and cash equivalents on hand following the consummation of the Business Combination, including the proceeds from the PIPE Financing, will be sufficient to support working capital and capital expenditure requirements for at least 12 months from the date of this proxy statement.

Our future capital requirements will depend on many factors, including our revenue growth rate, the timing and extent of commercializing our Guardian XO and Guardian XT products, our decision to outsource manufacturing of our robotic systems or develop high production manufacturing capabilities in-house, unanticipated delays or supply chain challenges in obtaining materials and components, spending to support further infrastructure development and research and development efforts, the timing and extent of additional capital expenditures to invest in existing and new office spaces, the expansion of sales and marketing efforts, and the introduction of new product capabilities and the financial and operating impact of potential acquisitions.

In addition, we may in the future enter into arrangements to acquire or invest in complementary businesses, services, and technologies, including intellectual property rights. We may be required to seek additional equity or debt financing. In the event that additional financing is required from outside sources, we may not be able to raise it on terms acceptable to us or at all. If we are unable to raise additional capital when desired, our business, results of operations, and financial condition would be materially and adversely affected.

We expect our operating and capital expenditures to increase as we increase headcount, expand our operations, and grow our customer base. If additional funds are required to support our working capital requirements, acquisitions, or other purposes, we may seek to raise funds through additional debt or equity financings or from other sources. If we raise additional funds through the issuance of equity or convertible debt securities, the percentage ownership of our equity holders could be significantly diluted, and these newly issued securities may have rights, preferences, or privileges senior to those of existing equity holders. If we raise additional funds by obtaining loans from third parties, the terms of those financing arrangements may include negative covenants or other restrictions on our business that could impair our operating flexibility and would also require us to incur additional interest expense. We can provide no assurance that additional financing will be available at all or, if available, that we would be able to obtain additional financing on terms favorable to us.

Cash Flows

The following table summarizes our cash flow data for the periods presented:

	Three Months Ended March 31,		Year Ended December 31,
	2021	2020	2020	2019
	(in thousands)
Net cash provided by (used in):
Net cash used in operating activities	$(3,871)	$(3,077)	$(16,882)	$(16,042)
Net cash used in investing activities	(962)	(157)	(950)	(639)
Net cash provided by financing activities	1,819	39,871	42,301	16
Net increase (decrease) in cash and cash equivalents	$(3,014)	$36,637	$24,469	$(16,665)

Net Cash Used In Operating Activities

Our cash flows from operating activities are significantly affected by the growth of our business primarily related to research and development, sales and marketing, and general and administrative activities. Our operating cash flows are also affected by our working capital needs to support growth in personnel-related expenditures and fluctuations in accounts payable and other current assets and liabilities.

Net cash used in operating activities for the three months ended March 31, 2021, was $3.9 million, which resulted from a net loss of $5.2 million, adjusted for non-cash expenses of depreciation and amortization of $0.1 million, stock-based compensation of $0.2 million, and a benefit of $1.0 million from changes in operating assets and liabilities.

The net cash inflows from changes in operating assets and liabilities was driven by a net decrease of $0.6 million in accounts receivable and unbilled receivable, which were higher in the fourth quarter of 2020 than in the prior quarter and were collected in during the first quarter of 2021.  We had an increase in inventories of $0.3 million as a result of increased material spend for the production of our Guardian S units.  Our prepaid expenses and other assets increased by $1.1 million as a result mainly from lease incentives and facility expense.  Increased expense for professional and developmental services drove a $0.5 million increase in accounts payable.  Our accrued liabilities increased by $0.5 million driven mainly by changes in our payroll accrual and unbilled research and development expense.  We had a net decrease in cash of $0.3 million as a result of changes to our deferred transaction costs and accrued transaction fees associated  with transaction expenses related to our projected merger and our other non-current liabilities increased by $1.2 million as a result of increases in deferred balance.

Net cash used in operating activities for the three months ended March 31, 2020, was $3.1 million, which resulted from a net loss of $5.0 million, adjusted for non-cash expenses of depreciation and amortization of $0.1 million, stock-based compensation of $0.7 million, and a benefit of $1.1 million from changes in operating assets and liabilities.

The net cash inflows from changes in operating assets and liabilities was driven by a net decrease of $1.3 million in accounts receivable, unbilled receivable, and contract assets which were higher in the fourth quarter of 2019 than in the prior quarter and were collected during the first quarter of 2020.  We had a decrease in accounts payable of $0.5 million during the first quarter of 2020, for development services driven by higher expenses incurred in the prior quarter.  Our accrued liabilities increased by $0.4 million driven by payroll timing and expenses related to our Series C offering.

Net cash used in operating activities for the year ended December 31, 2020, was $16.9 million, which resulted from a net loss of $20.9 million, adjusted for non-cash expenses of depreciation and amortization of $0.5 million, stock-based compensation of $2.3 million, as well a benefit of $1.3 million from changes in operating assets and liabilities.

The net cash inflows from changes in operating assets and liabilities was driven by a net decrease of $0.6 million in accounts receivable and unbilled receivable, as a significant receivable at year end 2019 was collected in 2020.  In addition, we had decreases in inventories of $0.4 million as materials were used in increased sales of Guardian S units during 2020.  Our prepaid expenses and other current assets increased by $0.2 million as a result of additional software expenses used in the development of our products.  Payments made for materials ordered and services used at the end of 2019 but paid for 2020 drove a decrease in our accounts payable by $0.3 million.  In addition, the completion of a 2019 prepaid contract in 2020 drove a decrease in deferred revenue.  Deferred payment on payroll taxes as permitted under the CARES act and the addition of computer hardware lease contract drove benefits to our cash flow for both accrued and non-current liabilities.

Net cash used in operating activities for the year ended December 31, 2019 of $16.0 million which was a result from a net loss of $18.0 million, non-cash expenses of depreciation and amortization of $0.3 million, stock-based compensation of $2.7 million, as well as negative impacts of $1.0 million from changes in operating assets and liabilities.

The net cash outflows from operating assets and liabilities are a result of $1.4 million aggregate increase in revenue accounts receivables, unbilled receivables, and on contracts assets driven by surge in billable services and product at year-end.  Cash used to increase inventories of $0.4 million was driven by spending on materials used for the production of Guardian S products anticipated to be sold in early 2020.

An increased spend of $0.1 million in prepaid expense and other current assets was mainly attributable to a software license.  These outflows were offset by a benefit of $0.6 million from accounts payables as payment for materials and services purchased at the end of 2019 were completed in early 2020. An increase cash flow from deferred revenue was driven by the prepayment for services stemming from a new contract signed in late 2019.  Accrued liabilities had a benefit of $0.1 million driven by timing of payroll related payments.

Net Cash Used In Investing Activities

Our net cash used in investing activities is primarily impacted by the purchase of machinery and equipment, particularly in the use of the development of our Guardian XO and Guardian XT products, new and existing office space, and computer equipment.

Net cash used in investing activities was $1.0 million and $0.2 million for the three months ended March 31, 2021 and 2020, respectively.  The majority of cash outflows, $0.9 million, went towards tenant improvements and furniture for our new facility which we plan to move into during the third quarter of 2021.  The majority of $0.2 million of cash outflow for the first three months of 2020 went towards the development of marketing equipment used for company events.

Net cash used in investing activities was $1.0 million and $0.6 million for the years ended December 31, 2020 and 2019, respectively. The majority of cash outflows in each year resulted from the development of prototype Guardian XO units called alphas in 2019 and 2020. A smaller portion of cash for each of these years related to the acquisition of machinery and equipment, computer hardware, and internal-use software for our business.

Net Cash Used In Financing Activities

Net cash provided by financing activities during the three months ended March 31, 2021 and 2020 were $1.8 million and $39.9 million, respectively.  The $1.8 million of cash inflow during the first three months of 2021 was derived from a Second Draw Paycheck Protection Program (“PPP”) loan of $2 million received from the U.S. Small Business Administration.  This was partially offset by $0.2 million used to acquire the non-controlling interest shares resulting in us now wholly owning our subsidiary ZeptoVision, Inc. (“ZVI”).  The $39.9 million of cash inflow during the first three months of 2020 was a result of the net proceeds from the issuance of redeemable convertible Series C preferred stock.

Net cash provided by financing activities was $42.3 million for the year ended December 31, 2020, primarily due to net proceeds from the issuance of redeemable convertible Series C preferred stock of $39.9 million, and $2.4 million in a First Draw PPP loan received under the U.S. Small Business Administration Paycheck Protection Program. Net cash provided by financing activities was de minimis for the year ended December 31, 2019.

Related Party Transactions

During the years ended December 31, 2020 and 2019, we entered into agreements with Delta Air Lines, Inc. and Microsoft Corporation to provide products and services.  During the three months ended March 31, 2020, we recognized $0.1 million of revenue related to demonstration services provided to Delta Air Lines, Inc.  Additionally, during 2019, we recognized $0.2 million of revenue related to the sale of a Guardian S robot to Microsoft Corporation, along with customer-specific development services.  Both Delta Air Lines, Inc. and Microsoft Corporation are shareholders of Sarcos.

During the years ended December 31, 2020 and 2019, we paid a de minimis amount for both years for rent to the Chief Innovation Officer, who was the owner of an apartment that was used for temporary employee lodging.

As of December 31, 2020 the Company held controlling interests of 79% in ZVI. The Chief Legal Officer of the Company was the beneficial owner of 21% of ZVI. On February 16, 2021, the Company acquired the non-controlling interest’s shares in ZVI for a purchase price of $200,000 making ZVI a wholly owned subsidiary of the Company.

Emerging Growth Company Status

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can choose not to take advantage of the extended transition period and comply with the requirements that apply to non-emerging growth companies, and any such election to not take advantage of the extended transition period is irrevocable.

The Company is an “emerging growth company” as defined in Section 2(a) of the Securities Act, and has elected to take advantage of the benefits of the extended transition period for new or revised financial accounting standards. Following the consummation of the Business Combination, the Post-Combination Company will remain an emerging growth company until the earliest of (i) the last day of the fiscal year in which the market value of Common Stock that is held by non-affiliates exceeds $700 million as of the end of that year’s second fiscal quarter, (ii) the last day of the fiscal year in which the Post-Combination Company has total annual gross revenue of $1.07 billion or more during such fiscal year (as indexed for inflation), (iii) the date on which the Post-Combination Company has issued more than $1 billion in non-convertible debt in the prior three-year period or (iv) December 31, 2025, and the Post-Combination Company expects to continue to take advantage of the benefits of the extended transition period, although it may decide to early adopt such new or revised accounting standards to the extent permitted by such standards. This may make it difficult or impossible to compare the Post-Combination Company’s financial results with the financial results of another public company that is either not an emerging growth company or is an emerging growth company that has chosen not to take advantage of the extended transition period exemptions because of the potential differences in accounting standards used.

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with U.S. GAAP. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets and liabilities and related disclosure of contingent assets and liabilities, revenue and expenses at the date of the financial statements. Generally, we base our estimates on historical experience and on various other assumptions in accordance with GAAP that we believe to be reasonable under the circumstances. Actual results may differ from these estimates.

Critical accounting policies and estimates are those that we consider the most important to the portrayal of our financial condition and results of operations because they require our most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain. Our critical accounting policies and estimates include those related to:

Revenue Recognition

We recognize revenue from the sale of our robotic systems and from contractual arrangements to perform research and development services that are fully funded by our customers. We recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which we expect to be entitled in exchange for those goods or services.  Revenue from research and development services is recognized over time as products and services are provided.  We measure progress toward satisfaction of performance obligations using costs incurred to date relative to total estimated costs (“cost-to-cost”).  Research and development contracts may last multiple years and estimation of the total transaction price and expected cost requires management’s judgment.  Based on the nature of the Company’s research and development contracts, the work to be performed is often complex and may involve new processes, procedures, and tasks which creates uncertainty in estimating contract costs.  All estimates impacting revenue recognition, including estimates of total expected costs, or Estimates at Completion (EACs), are reviewed on a periodic basis, no less than annually.

For those performance obligations for which revenue is recognized using a cost-to-cost input method, changes in total estimated costs, and related progress towards complete satisfaction of the performance obligation, are recognized on a cumulative catch-up basis in the period in which the revisions to the estimates are made. Changes in judgments with respect to these assumptions and estimates could impact the timing or amount of revenue recognition.

Revenues from Contracts with Customers

The Company derives revenue for research and development services, mainly with U.S. government entities under the Department of Defense, that support the development of its robots and robot products. Our research and development services are provided by SBIR contracts through different types of arrangements, including cost-type contracts and fixed-price contracts. Revenue from the sales of robot products includes sales of the Company’s Guardian S and Guardian HLS products.

Research and Development Services

Cost-type contracts – Research and development service contracts, including cost-plus-fixed-fee and time and material contracts, relate primarily to the development of technology in the areas of robotics or counter-unmanned aircraft systems.  Cost-type contracts are generally entered into with the U.S. government. These contracts are billed at cost plus a margin as defined by the contract and Federal Acquisition Regulation (“FAR”). The FAR establishes regulations around procurement by the government and provides guidance on the types of costs that are allowable in establishing prices for goods and services delivered under government contracts. Revenue on cost-type contracts is recognized over time as goods and services are provided.

Fixed-price contracts – Fixed-price development contracts relate primarily to the development of technology in the area of robotics. Fixed-price development contracts generally require a significant service of integrating a complex set of tasks and components into a single deliverable. Revenue on fixed-price contracts is generally recognized over time as goods and services are provided.  The Company has not experienced a loss on a fixed-price contract.  To the extent our actual costs vary from the fixed fee, we will generate more or less profit or could incur a loss.  In accordance with ASC 606, for the fixed price contracts, the Company will recognize losses at the contract level in earnings in the period in which they are incurred.

Robotic product

Robotic product revenues relate to sales of the Company’s Guardian S, Guardian HLS products, and certain miscellaneous parts, accessories and repair service. The Company provides a standard one-year warranty on product sales. Product warranties are considered assurance-type warranties and are not considered to be separate performance obligations. Revenue on product sales is recognized at a point in time when goods are shipped to the customer. At the time revenue is recognized, an accrual is established for estimated warranty expenses based on historical experience as well as anticipated product performance.

Stock-based compensation

We calculate the fair value of all stock-based awards, including stock options and restricted stock awards (“RSU”) on the date of grant using the Black-Scholes option-pricing model for stock options, which is impacted by the fair value of the Company’s common stock, as well as changes in assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected common stock price volatility over the term of the stock options, the expected term of the stock options, risk-free interest rates, and the expected dividend yield.

Off-Balance Sheet Arrangements; Commitments and contractual obligations

We did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K, as of March 31, 2021. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Recent Accounting Pronouncements

See Note 1 to our consolidated financial statements and Note 1 to our unaudited interim condensed consolidated financial statements included elsewhere in this proxy statement for recently adopted accounting pronouncements and recently issued accounting pronouncements not yet adopted as of the date of this proxy statement.

EXECUTIVE AND DIRECTOR COMPENSATION

The Company

The Company has paid, and until consummation of the Business Combination intends to continue to pay, Sam S. Potter and Amy Salerno, each officers of the Company, an aggregate amount of $15,000 per month (and $33,750 in total as of May 31, 2021) for services rendered to the Company in their capacities as officers.  There is no contractual obligation requiring the Company to make these payments and it may determine to cease doing so at any time.

None of our other executive officers or directors have received any cash compensation for services rendered to us. Other than as set forth above, no compensation of any kind, including finder’s and consulting fees, will be paid by us to our initial stockholders, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination, except that we may pay up to $300,000 of salaries and consulting fees to our officers (inclusive of the fees paid to Mr. Potter and Ms. Salerno described above) prior to our initial business combination and at the closing of our initial business combination, we may pay customary financial consulting, finder or advisory fees to our initial stockholders, officers, directors or their affiliates which will not be made from the proceeds of the IPO held in the trust account prior to the completion of our initial business combination. We may pay such financial consulting, finder or advisory fees at the closing of our initial business combination in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources in order to assess, negotiate and consummate an initial business combination. The amount of any such fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest.

In addition, our initial stockholders, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to the sponsor, executive officers or directors, or our or their affiliates. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and completing an initial business combination.

We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Sarcos

To achieve Sarcos’ goals, Sarcos has designed, and intends to modify as necessary, its compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share its philosophy and desire to work towards achieving these goals.

Sarcos believes its compensation program should promote the success of the company and align executive incentives with the long-term interests of its stockholders. Sarcos’ current compensation programs primarily consists of salary and equity compensation awards. As Sarcos’ needs evolve, Sarcos intends to continue to evaluate its philosophy and compensation programs as circumstances require.

This section provides an overview of Sarcos’ executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below, and in conjunction with Sarcos’ financial statements and related notes appearing elsewhere in this proxy statement. In general, compensation information included in the following discussion is presented in actual dollar amounts.

Sarcos’ named executive officers, consisting of Sarcos’ principal executive officer and the two most highly compensated executive officers (other than Sarcos’ principal executive officer), as of December 31, 2020 were:

•	Benjamin Wolff, Sarcos’ Chief Executive Officer;

•	Kristi Martindale, Sarcos’ Executive Vice President and Chief Product & Marketing Officer;

•	Fraser Smith, Sarcos’ Chief Innovation Officer.

Summary Compensation Table

The following table presents information regarding the compensation of Sarcos’ named executive officers for services rendered during the fiscal year ended December 31, 2020 (the “2020 Fiscal Year”):

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Total ($)
Benjamin Wolff	2020	$163,561	(2)	—	$354,442	$—	$518,003
Chief Executive Officer
Kristi Martindale	2020	$164,873		$10,000(4)	$80,689	$36,100	$291,662
Executive Vice President and Chief Product & Marketing Officer
Fraser Smith	2020	$285,005	(3)	—	$161,985	$—	$446,990
Chief Innovation Officer

(1)

The amount in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 7 to Sarcos’ audited consolidated financial statements included elsewhere in this proxy statement for a discussion of the assumptions made by Sarcos in determining the grant-date fair value of Sarcos’ equity awards.

(2)	This amount reflects the period between September 29, 2019 and September 28, 2020, during which Mr. Wolff’s salary was reduced to $83,047.82.
(3)	This amount reflects the period between September 29, 2019 and January 31, 2020, during which Mr. Smith’s salary was reduced to $2,606.10.
(4)	Represents a special bonus awarded for performance.

Outstanding Equity Awards at Fiscal 2020 Year-End

The following table sets forth information regarding outstanding equity awards held by Sarcos’ named executive officers as of December 31, 2020.

		Stock Awards		Option Awards
Name	Grant Date (1)	Number of Securities Underlying Restricted Stock Units (#)	Market Value of Units of Stock that Have Not Vested (2) ($)	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unxercisable Unearned Options	Option Exercise Price	Option Expiration Date
Benjamin Wolff	4/1/2020	55,994 (3)(4)	$ 354,442.02
Kristi Martindale	4/1/2020	12,747 (3)(5)	$ 80,688.51
Kristi Martindale	3/6/2020	5,000 (3)(6)	$ 31,650.00
Kristi Martindale	10/24/2016			30,000 (7)		2.12	10/23/2026
Kristi Martindale	8/9/2018			8,750 (8)	6,250	5.44	8/8/2028
Kristi Martindale	3/6/2020				10,000 (9)	6.33	3/5/2030
Fraser Smith	8/1/2020	25,590 (3)(10)	$ 161,984.70
(1)	Represents grant dates of the stock option and RSU awards.

(2)	The amounts in this column represent the grant date fair value calculated in accordance with FASB ASC Topic 718.

(3)

The shares of Sarcos Common Stock underlying this RSU will vest upon the satisfaction of both a service-based vesting condition and a liquidity event-related performance vesting condition before the award’s expiration date. As a result of the amendment of these awards in 2021, the liquidity event-related performance vesting condition will be satisfied on the closing of the Business Combination, provided such closing occurs on or before December 31, 2021, or, if sooner, (a) 12 months following an underwritten public offering of Sarcos, (b) immediately prior to the closing of a change of control transaction in which 50% or more of the value to be received by the holders of common stock is comprised of publicly traded securities, cash, or cash equivalents, (c) immediately prior to the closing of a transaction in which (i) a prospective acquirer has offered to purchase all or substantially all of the shares of common stock at a specified price during a specified time, and (ii) the minimum number of shares of common stock have been tendered to the acquirer for purchase.

(4)	The service-based vesting condition was fully satisfied as of September 8, 2020.

(5)	The service-based vesting condition was fully satisfied as of September 8, 2020.
(6)

The service-based vesting condition is as follows: 25% of the shares of Sarcos Common Stock underlying this RSU vested on March 6, 2021 and 1/48th of the total shares of Sarcos Common Stock underlying this RSU vest monthly thereafter, subject to the grantee’s continued service through each vesting date.

(7)	100% of the shares subject to the option are now vested.
(8)

25% of the shares subject to the option vested on September 9, 2019 and 1/48th of the total shares subject to the option vest monthly thereafter, subject to the optionee’s continued service through each vesting date. In addition, the grant is subject to vesting acceleration as described in the “Named Executive Officer Employment Arrangements” section below.

(9)

25% of the shares subject to the option vested on March 6, 2021 and 1/48th of the total shares subject to the option vest monthly thereafter, subject to the optionee’s continued service through each vesting date. In addition, the grant is subject to vesting acceleration as described in the “Named Executive Officer Employment Arrangements” section below.

(10)	The service-based vesting condition was fully satisfied as of August 1, 2020.

2021 Equity Compensation Decisions

2021 Wolff Equity Awards

In February 2021, the Sarcos board of directors granted to Mr. Wolff an award of 1,000,000 shares Sarcos Common Stock (the “2021 Wolff RSA”). In May 2021, Sarcos granted to Mr. Wolff an option to purchase 200,000 shares of Sarcos Common Stock at an exercise price per share equal to $45.05, the fair market value of Sarcos’ Common Stock, as determined by Sarcos’ board of directors on the grant date (the “2021 Wolff Option” and together with the 2021 Wolff RSA, the “2021 Wolff Equity Awards”).

Sarcos’ board of directors, in consultation with an outside compensation consultant, considered many factors in determining the size and terms of the 2021 Wolff Equity Awards, including Mr. Wolff’s percentage ownership in Sarcos, the estimated value of his Sarcos ownership interests, market data for similarly situated executives at comparable companies with an emphasis on the ownership percentage, Mr. Wolff’s past and expected future contributions to Sarcos, and the potential dilutive effect of these grants if Sarcos consummates a transaction with the Company or any other qualifying transaction.

The 2021 Wolff RSA vests in four, equal quarterly installments beginning on the date that is six months following the closing of the Business Combination, subject to Mr. Wolff’s continued service, provided that 100% of the 2021 Wolff RSA will immediately vest upon the earlier of (i) a change of control following the closing of the Business Combination or other qualified public offering, (ii) a termination of Mr. Wolff’s service for reason other than a voluntary termination by Mr. Wolff that is not for “good reason” or a termination by Sarcos for “cause”, in either case, on or within the twelve (12) month period following the consummation of a “change of control” that occurs before a qualifying merger transaction (which transaction would include the closing of the Business Combination), or (iii) Mr. Wolff’s death.

The 2021 Wolff Option vests and becomes exercisable as to 25% of the grant on the one-year anniversary of the closing of the Business Combination, and as to 1/36th of the remaining portion of the grant at the end of each month thereafter, provided that 100% of the 2021 Wolff Option immediately vests and becomes exercisable upon the earlier of (i) a termination of Mr. Wolff’s service for reason other than a voluntary termination by Mr. Wolff that is not for “good reason” or a termination by Sarcos for “cause”, in either case, on or within the twelve (12) month period following the consummation of a “change of control” or (ii) Mr. Wolff’s death.  The 2021 Wolff Option has a term of 10 years, subject to earlier termination upon his termination.

2021 RSU Amendment

In April 2021, Sarcos’ board of directors approved an amendment to awards of restricted stock units held by each of the named executive officers.  This amendment results in the satisfaction of the liquidity-event performance condition on the closing of the Business Combination, provided such closing occurs on or before December 31, 2021. As a result of this amendment, the restricted stock units will vest 100% on the closing of the Business Combination.

Named Executive Officer Employment Arrangements

Sarcos’ named executive officers are at-will employees. The key terms of employment with respect to Sarcos’ named executive officers are discussed below. In addition, each of Sarcos’ named executive officers has executed Sarcos’ standard form of confidential information, invention assignment, nonsolicitation and noncompetition agreement, or confidentiality agreement.

Benjamin Wolff

Prior to the closing of the Business Combination Agreement, Sarcos expects to enter into an employment agreement with Mr. Wolff, Sarcos’ president and chief executive officer, that provides for the severance and change in control benefits described below and supersedes any then-existing employment agreement or arrangement Mr. Wolff may have had with Sarcos. The employment agreement is not expected to have a specific term and is expected to provide that Mr. Wolff is an at-will employee. Under the employment agreement, Mr. Wolff is expected to receive an initial base salary of $450,000 per year and be eligible to receive an annual target bonus of 35% of Mr. Wolff’s annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Mr. Wolff’s employment is terminated by Sarcos without “cause” (excluding by reason of death, or “disability”) or he resigns for “good reason” (as such terms are defined in his employment agreement), Mr. Wolff is expected to become entitled to the following benefits:

•

a lump-sum payment equal to twelve months of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;

•

a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect immediately before the change in control;

•

reimbursement for the premium costs to continue health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date; and

•

100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Mr. Wolff’s employment is terminated by Sarcos without cause (excluding by reason of death or disability) or he resigns for good reason, Mr. Wolff is expected to become entitled to the following benefits:

•

continued payment of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) for twelve months following his termination date; and

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to twelve months following his termination date.

The receipt of the payments and benefits above is expected to be conditioned on Mr. Wolff timely signing and not revoking a release of claims, complying with his confidentiality agreement, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Mr. Wolff’s employment agreement or otherwise payable to Mr. Wolff would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Mr. Wolff’s employment agreement does not require us to provide any tax gross-up payments to him.

Kristi Martindale

Prior to the closing of the Business Combination Agreement, Sarcos expects to enter into an employment agreement with Ms. Martindale, Sarcos’ Executive Vice President and Chief Product & Marketing Officer, that provides for the severance and change in control benefits described below and supersedes any then-existing employment agreement or arrangement Ms. Martindale may have had with Sarcos. The employment agreement is not expected to have a specific term and is expected to provide that Ms. Martindale is an at-will employee. Under the employment agreement, Ms. Martindale is expected to receive an initial base salary of $300,000 per year and be eligible to receive an annual target bonus of 35% of Ms. Martindale’s annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Ms. Martindale’s employment is terminated by Sarcos without “cause” (excluding by reason of death, or “disability”) or she resigns for “good reason” (as such terms are defined in her employment agreement), Ms. Martindale is expected to become entitled to the following benefits:

•

a lump-sum payment equal to six months of her annual base salary as of immediately before her termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;

•

a lump-sum payment equal to 100% of her target annual bonus as in effect for the fiscal year in which her termination of employment occurs or, if such amount is greater, as in effect immediately before the change in control;

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following her termination date; and

•

100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Ms. Martindale’s employment is terminated by Sarcos without cause (excluding by reason of death or disability) or she resigns for good reason, Ms. Martindale is expected to become entitled to the following benefits:

•

continued payment of her annual base salary as of immediately before her termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) for six months following her termination date; and

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following her termination date.

The receipt of the payments and benefits above is expected to be conditioned on Ms. Martindale timely signing and not revoking a release of claims, complying with her confidentiality agreement, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Ms. Martindale’s employment agreement or otherwise payable to Ms. Martindale would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and would be subject to the related excise tax, she would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to her. Ms. Martindale’s employment agreement does not require us to provide any tax gross-up payments to her.

Fraser Smith

Prior to the closing of the Business Combination Agreement, Sarcos expects to enter into an employment agreement with Dr. Smith, Sarcos’ Chief Innovation Officer, that provides for the severance and change in control benefits described below and supersedes any then-existing employment agreement or arrangement Dr. Smith may have had with Sarcos. The employment agreement is not expected to have a specific term and is expected to provide that Dr. Smith is an at-will employee. Under the employment agreement, Dr. Smith is expected to receive an initial base salary of $350,000 per year and be eligible to receive an annual target bonus of 35% of Dr. Smith’s annual base salary.

If, within the period beginning three months before and ending twelve months after a change in control, or the change in control period, Dr. Smith’s employment is terminated by Sarcos without “cause” (excluding by reason of death, or “disability”) or he resigns for “good reason” (as such terms are defined in his employment agreement), Dr. Smith is expected to become entitled to the following benefits:

•

a lump-sum payment equal to six months of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) or, if such amount is greater, as of immediately before the change in control;

•

a lump-sum payment equal to 100% of his target annual bonus as in effect for the fiscal year in which his termination of employment occurs or, if such amount is greater, as in effect immediately before the change in control;

•

reimbursement for the premium costs to continue health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended, or COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date; and

•

100% accelerated vesting of all outstanding equity awards, and, with respect to equity awards with performance-based vesting, unless otherwise specified in the award agreements governing such equity awards, all performance goals or other vesting criteria will be deemed achieved at target levels.

If, outside the change in control period, Dr. Smith’s employment is terminated by Sarcos without cause (excluding by reason of death or disability) or he resigns for good reason, Dr. Smith is expected to become entitled to the following benefits:

•

continued payment of his annual base salary as of immediately before his termination (or if the termination is due to a resignation for good reason based on a material reduction in base salary, then as of immediately before such reduction) for six months following his termination date; and

•

reimbursement for the premium costs to continue health coverage under COBRA, or taxable monthly payments in lieu thereof equal to such premium costs, in either case, for up to six months following his termination date.

The receipt of the payments and benefits above is expected to be conditioned on Dr. Smith timely signing and not revoking a release of claims, complying with his confidentiality agreement, and resigning from all officer and director positions with us.

In addition, if any of the payments or benefits provided for under Dr. Smith’s employment agreement or otherwise payable to Dr. Smith would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and would be subject to the related excise tax, he would be entitled to receive either full payment of such payments and benefits or such lesser amount that would result in no portion of the payments and benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to him. Dr. Smith’s employment agreement does not require us to provide any tax gross-up payments to him.

Employee Benefit and Stock Plans

2021 Equity Incentive Plan

For additional information, please see “Proposal No. 6—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan.”

2021 Employee Stock Purchase Plan

For additional information, please see “Proposal No. 7—Approval of the Employee Stock Purchase Plan, Including the Authorization of the Initial Share Reserve under the Employee Stock Purchase Plan.”

Sarcos Corp. 2015 Equity Incentive Plan

The Sarcos 2015 Equity Incentive Plan, or the 2015 Plan, was adopted by the board of directors of Sarcos on June 22, 2015 and approved by Sarcos’ stockholders on June 22, 2015. The shareholders of Sarcos last amended the 2015 Plan on January 5, 2020.

The 2015 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to Sarcos’ employees and any employees of any parent or subsidiary of Sarcos, and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock units, restricted stock, and performance awards to Sarcos’ employees, consultants and directors and the employees, consultants and directors of any parent or subsidiary of Sarcos. It is expected that as of one business day prior to the Closing, the 2015 Plan will be terminated and Sarcos will not grant any additional awards under the 2015 Plan thereafter. The 2015 Plan will, however, continue to govern the terms and conditions of the outstanding awards granted under the 2015 Plan prior to the termination of the 2015 Plan.

Authorized Shares

As of December 31, 2020, the maximum aggregate number of shares (subject to adjustment) of Sarcos’ common stock, which may be subject to awards and sold under the 2015 Plan, was 3,180,714 shares.

As of December 31, 2020, options to purchase 1,536,897 shares of Sarcos Common Stock, restricted stock units covering 175,703 shares of Sarcos Common Stock, and no shares of restricted Sarcos Common Stock were outstanding under the 2015 Plan.

Plan Administration

The board of directors of Sarcos currently administers the 2015 Plan. Under the 2015 Plan, the administrator has the authority and discretion to select which recipients will receive awards, to choose the type or types of awards to be granted to selected recipients, and to determine the terms that will apply to the awards granted (including the number of shares of common stock that the recipients may be entitled to receive or purchase), which terms may vary from award to award. The administrator also may authorize, generally or in specific cases, any adjustment in the exercise price, vesting schedule, term, or number of shares subject to any award by cancelling such outstanding award and subsequently regranting the award, by amendment or through an exchange program. The administrator also has the authority to determine the fair market value of a share of Sarcos’ Common Stock for purposes of the 2015 Plan and the awards granted thereunder. The administrator is authorized to interpret the provisions of the 2015 Plan and individual award agreements and generally to take any other actions that are contemplated by the 2015 Plan or necessary or desirable in the administration of the 2015 Plan and individual award agreements. Any decision made or action taken by the administrator or in connection with the administration of the 2015 Plan will be final and conclusive on all persons.

Stock Options

Prior to the Closing, the administrator may grant incentive or nonstatutory stock options under the 2015 Plan, provided that incentive stock options are only granted to Sarcos’ employees or the employees of any parent or subsidiary of Sarcos. The exercise price of such options must equal at least the fair market value of Sarcos’ common stock on the date of grant. The term of an incentive stock option may not exceed ten years; provided, however, that an incentive stock option held by a participant who owns more than 10% of the total combined voting power of all classes of Sarcos’ stock, or of certain of Sarcos’ affiliates, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of Sarcos’ common stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, check, bank draft, money order, promissory note, delivery of shares, “net exercise” or other property acceptable to the administrator. Subject to the provisions of the 2015 Plan, the administrator determines the remaining terms of the options (e.g., vesting).

Restricted Stock

Prior to the Closing, restricted stock may be granted under the 2015 Plan. Shares of restricted stock will vest, and the restrictions on such shares will lapse, in accordance with terms and conditions established by the administrator. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. The specific terms will be set forth in an award agreement.

Restricted Stock Units

Prior to the Closing, restricted stock units may be granted under the 2015 Plan. The administrator determines the terms and conditions of restricted stock units including the vesting criteria, which may include achievement of specified performance criteria or continued service to Sarcos, and the form and timing of payment. The administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The administrator determines in its sole discretion whether an award will be settled in stock, cash or a combination of both. Restricted stock units that do not vest will be forfeited by the recipient and will revert to Sarcos and again become available for issuance under the 2015 Plan. Specific terms are set forth in specific award agreements.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2015 Plan generally does not allow for the transfer of awards (except by will or by the laws of descent and distribution), and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments

In the event of certain changes in the capitalization of Sarcos, the administrator will appropriately and proportionally adjust the number and class of shares that may be delivered under the 2015 Plan or the number, class, and price of shares covered by each outstanding award.

Corporate Transaction

The 2015 Plan generally provides that in the event of a Corporate Transaction (such as a merger or change in control), as defined under the 2015 Plan, each outstanding award will be treated as the administrator determines without a participant’s consent, including that awards may be assumed, substituted, or continued, the vesting of awards may be accelerated and remain exercisable for a period of time, and terminate on the closing of the closing of the corporate transaction if unexercised, assign any reacquisition or repurchase rights, arrange for the termination of any reacquisition or repurchase right, cancel or arrange for the cancellation of any stock award, to the extent not vested or not exercised in exchange for such cash consideration, or make a payment equal to the excess, if any, of (A) the value of the property that would have received upon the exercise of the award over (B) any exercise price payable with respect to such award. The administrator does not need to treat similarly all the awards, all the awards held by the same participant, or all awards of the same type.

Under the terms of certain stock options granted to participants under the 2015 Plan, if the participant’s employment is terminated, other than voluntary termination by the participant or termination for Cause (as defined above) in connection with or within 12 months after a change of control, 100% of the then unvested and outstanding Sarcos option awards held by such participant shall immediately vest. Certain other stock options granted to participants under the 2015 Plan provide that in the event of a change in control, the unvested portion of options granted to certain participants under the 2015 Plan will immediately vest upon the consummation of such change of control.

Amendment, Termination

The board of directors of Sarcos has the authority to amend, alter, suspend or terminate the 2015 Plan, provided such action does not impair the existing rights of any participant. As noted above, it is expected that as of one business day prior to the Closing, the 2015 Plan will be terminated and Sarcos will not grant any additional awards under the 2015 Plan thereafter. The 2015 Plan will, however, continue to govern the terms and conditions of the outstanding awards granted under the 2015 Plan prior to the termination of the 2015 Plan.

401(k) Plan

Sarcos maintains a 401(k) retirement savings plan for the benefit of Sarcos’ employees, including Sarcos’ named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. Sarcos currently provides participating employees with a 25% match on their first 4% of contributions, not to exceed $1,300 annually, after a 30-day waiting period.

Executive Incentive Compensation Plan

Prior to the Closing, Sarcos expects its board of directors to approve the Executive Incentive Compensation Plan, or Umbrella Bonus Plan which will become effective on the date that it is approved. The post-combination company’s compensation committee is expected to be the administrator of the Bonus Plan. The Bonus Plan is expected to allow the post-combination company’s compensation committee to provide cash incentive awards to selected employees, including Sarcos’ named executive officers, determined by the compensation committee, based upon performance goals established by the compensation committee. The compensation committee, in its sole discretion, may establish target awards for participants under the Bonus Plan.

Under the Bonus Plan, the compensation committee will determine the performance goals applicable to awards, which goals may include, without limitation: attainment of research and development milestones, sales goals, business divestitures and acquisitions, cash flow, including but not limited to unlevered free cash flow, cash position, earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization, and net earnings), earnings per share, net income, net profit, net sales, operating cash flow, operating expenses, operating income, operating margin, overhead or other expense reduction, product defect measures, product release timelines, productivity, profit, return on assets, return on capital, return on equity, return on investment, return on sales, revenue, revenue growth, sales results, sales growth, stock price, time to market, total stockholder return, working capital, individual objectives such as peer reviews or other subjective or objective criteria, and attainment of specified performance goals. As determined by the compensation committee, the performance goals may be based on GAAP or non-GAAP results and any actual results may be adjusted by the compensation committee for one-time items or unbudgeted or unexpected items when determining whether the performance goals have been met. The goals may be on the basis of any factors the compensation committee determines relevant, and may be on an individual, divisional, business unit, segment, or company-wide basis. Any criteria used may be measured on such basis as the compensation committee determines. The performance goals may differ from participant to participant and from award to award.

The compensation committee may, in its sole discretion and at any time, increase, reduce, or eliminate a participant’s actual award, or increase, reduce, or eliminate the amount allocated to the bonus pool. The actual award may be below, at, or above a participant’s target award, in the compensation committee’s discretion. The compensation committee may determine the amount of any reduction on the basis of such factors as it deems relevant, and it will not be required to establish any allocation or weighting with respect to the factors it considers.

Actual awards will be paid in cash (or its equivalent) in a single lump sum. Unless otherwise determined by the compensation committee, to earn an actual award, a participant must be employed by Sarcos (or an affiliate of Sarcos, as applicable) through the date the bonus is paid. Payment of bonuses occurs as soon as administratively practicable after the end of the applicable performance period, but no later than the dates set forth in the Bonus Plan.

All awards under the Bonus Plan will be subject to reduction, cancellation, forfeiture, or recoupment in accordance with any clawback policy that we (or any parent or subsidiary of ours) is required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. In addition, the compensation committee may impose such other clawback, recovery, or recoupment provisions with respect to an award under the Bonus Plan as it determines necessary or appropriate, including without limitation a reacquisition right in respect of previously acquired cash, stock, or other property provided with respect to an award. Recovery of compensation under a clawback policy generally will not give the participant the right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with us or any parent or subsidiary of ours. Additionally, the compensation committee may specify when providing for an award under the Bonus Plan that the participant’s rights, payments, and benefits with respect to the award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of the award.

The post-closing company’s board of directors or its compensation committee will have the authority to amend or terminate the Bonus Plan provided such action does not alter or impair the existing rights of any participant with respect to any earned bonus without the participant’s consent. The Bonus Plan will remain in effect until terminated in accordance with the terms of the Bonus Plan.

Director Compensation

No compensation was provided by Sarcos to the proposed non-employee directors for the year ended December 31, 2020. Mr. Wolff, the only proposed director who was also a Sarcos employee for the year ended December 31, 2020 received no additional compensation for his service as a director. The compensation received by Mr. Wolff as an employee of Sarcos is set forth in the section titled “Executive Compensation—Sarcos.”

The following table lists all outstanding equity awards held by non-employee directors as of December 31, 2020:

Name	Number of Shares of Stock or Units (#)*	Number of Securities Underlying Options (#)
Brian D. Finn(1)	—
Peter Klein	—	50,000
Laura Peterson	—
Admiral Eric Olson	—	20,000
Dennis Weibling	138,054	2,292
Matthew Shigenobu Muta

(1) Voluntarily resigned as of January 26, 2021.

Sarcos does not currently have a formal policy with respect to compensation payable to non-employee directors for service as directors. The post-combination company will adopt formal compensation policy for the post-combination company’s non-employee directors, which will govern their cash and equity compensation following the consummation of the proposed Business Combination.

MANAGEMENT AFTER THE BUSINESS COMBINATION

Executive Officers and Directors After the Business Combination

The Company expects that the current executive officers of Sarcos will become the executive officers of the post-combination company following the Business Combination. For biographical information regarding the current executive officers of Sarcos, please see the section entitled “Management After the Business Combination—Information about Anticipated Executive Officers and Directors upon the Closing of the Business Combination.”

Upon the consummation of the Business Combination, the business and affairs of the post-combination company will be managed by or under the direction of the board of directors of the post-combination company. Sarcos is currently evaluating potential director nominees and executive officer appointments, but expects that the directors and executive officers of the post-combination company upon consummation of the proposed Business Combination will include the following:

Name	Age	Position
Executive Officers
Benjamin G. Wolff	52	Chairman and Chief Executive Officer
Steven Hansen	56	Chief Financial Officer
Marian Joh	50	Chief Operating Officer
Kristi Martindale	54	EVP, Chief Product & Marketing Officer
Dr. Fraser Smith	62	Chief Innovation Officer

Other Key Employees
Dr. Marc Olivier	64	Chief Architect
Tom Jackson	55	President, Sarcos Defense
Dr. Denis Garagić	52	Chief Scientist, Advanced Systems & AI

Non-Employee Directors
Brian D. Finn	60	Director
Peter Klein (1)	58	Director
Laura J. Peterson	61	Director
Admiral Eric T. Olson (Ret.)	69	Director
Dennis Weibling (1)	70	Director
Matthew Shigenobu Muta	52	Director
Priya Balasubramaniam	47	Director

(1) Member of the Audit Committee, effective upon consummation of the Business Combination.

(2) Member of the Compensation Committee, effective upon consummation of the Business Combination.

(3) Member of the Nominating and Governance Committee, effective upon consummation of the Business Combination.

After the Closing, the Sarcos Stockholders will hold more than 50% of the voting power for the election of directors. While, as a result, we may be a “controlled company” within the meaning of the rules of the Nasdaq, we do not intend to utilize the exemptions from the Nasdaq corporate governance standards available to controlled companies.

Information about Anticipated Executive Officers and Directors Upon the Closing of the Business Combination

Executive Officers

Benjamin G. Wolff will serve as the post-combination company’s Chief Executive Officer and as a member (and Chairman) of the board of directors of the post-combination company upon the consummation of the proposed Business Combination. Mr. Wolff has served as Sarcos’ Chief Executive Officer since September 2015, its President since December 2020 and as a member of its board of directors since February 2015. Prior to joining Sarcos, Mr. Wolff served as Chief Executive Officer, President and Chairman at Pendrell Corporation from December 2009 to November 2014. In April 2004, Mr. Wolff co-founded Clearwire Corporation, where he served as President, CEO and Co-Chairman until October 2011. Mr. Wolff has also served as President of Eagle River Investments, an investment fund focused on telecom and technology investments. Mr. Wolff previously served on the board of the Cellular Telecommunications

Industry Association (CTIA), and is currently a member of the Board of Visitors of Northwestern School of Law at Lewis & Clark College in Portland, Oregon. Mr. Wolff also serves on the board of directors of Globalstar, Inc. and is a member of its audit committee and compensation committee, and serves as the chairman of its strategic review committee. Mr. Wolff earned his law degree from Northwestern School of Law, Lewis & Clark College in Portland, Oregon, and his Bachelor of Science degree from California Polytechnic State University. We believe Mr. Wolff’s perspective, experience and institutional knowledge as Sarcos’ Chief Executive Officer qualify him to serve on the board of directors of the post-combination company.

Steven Hansen will serve as the post-combination company’s Chief Financial Officer upon the consummation of the proposed Business Combination. Mr. Hansen has served as Sarcos’ Chief Financial Officer since September 2019. From May 2017 to September 2019, Mr. Hansen served as Executive Advisor to the University of Utah Health. From October 2015 to November 2016, Mr. Hansen served as Chief Financial Officer of Global Access, an international shipping company. Also, during most of 2015 Mr. Hansen served as Chief Financial Officer of CustomersFirst Now, a customer experience consulting firm.  Mr. Hansen recently served as an advisor to the board of directors and management of Vaporsens, a nanofibril-based sensor company located in Utah, and assisted in the merger of the business with publicly traded tech company. He holds a Bachelor of Science in International Finance from Brigham Young University in Utah and a Master in Business Administration from California State University in Fresno.

Marian Joh will serve as the post-combination company’s Chief Operating Officer upon the consummation of the proposed Business Combination. Ms. Joh has served as Sarcos’ Chief Strategy Officer since February 2021 and as Chief Operating Officer since May 2021. Prior to joining Sarcos, from July 1999 to February 2021, Ms. Joh was President of Spaceflight Systems Inc., an aerospace company producing high-performance imaging spacecraft. From July 1999 to February 2015, Ms. Joh served as Co-Founder, Chair, President, and chief financial officer of Andrews Space, Inc., which pioneered an imaging microsatellite. Earlier in her career, Ms. Joh also served as Vice President of Finance and Strategy for Tornado Development and as Lead Financial Analyst for Kistler Aerospace. She was named an Ernst & Young Entrepreneur of the Year for the Manufacturing Industry in 2006. Ms. Joh currently serves on the Board of Directors for Voyager Space Holdings and the Seattle Academy of Arts and Science. Ms. Joh holds a Bachelor of Arts in Accounting and Economics from Western Washington University.

Kristi Martindale will serve as the post-combination company’s Chief Product & Marketing Officer upon the consummation of the proposed Business Combination. Ms. Martindale has served as Sarcos’ Executive Vice President and Chief Product & Marketing Officer since September 2020 and joined Sarcos in November 2016. Prior to serving as Sarcos’ Executive Vice President and Chief Product & Marketing Officer, Ms. Martindale served as Sarcos’ Chief Marketing Officer. From 2011 to 2015, Ms. Martindale served as Vice President, Global Marketing of Qualcomm Incorporated (Qualcomm). In this role, she led marketing for many of Qualcomm’s business units, including software, services, emerging technology, and licensing worldwide. Ms. Martindale currently serves as an Advisory Board Member for 5P Consulting and also serves on the board of directors for Walden Family Services. Ms. Martindale holds a Bachelor of Science in Business Administration and Management from the University of La Verne.

Dr. Fraser Smith will serve as the post-combination company’s Chief Innovation Officer upon the consummation of the proposed Business Combination. Dr. Smith has served as Sarcos’ Chief Innovation Officer since July 2019 and as a member of Sarcos’ board of directors since February 2015, and has been with the Sarcos team since 1988, including serving as President from March 2015 to July 2019, and as Chief Executive Officer from March 2015 to September 2015. Dr. Smith also served as President and Mission Center Executive for Raytheon Sarcos from January 2011 to February 2015, at which time the assets of Raytheon Sarcos were acquired by a consortium led by Dr. Smith and Benjamin Wolff, Sarcos’ current Chief Executive Officer. Prior to joining Sarcos, Dr. Smith’s early work dealt with issues in fracture mechanics, damage tolerance, fatigue testing, and design, failure analysis, life prediction, and component and material testing. Dr. Smith currently serves on the board of directors of TaskEasy Inc., a private company. Dr. Smith received his Bachelor of Science and Master of Science degrees in Mechanical Engineering from the University of Toronto and his Ph.D. from the University of Utah.

Other Key Employees

Dr. Marc Olivier will serve as the post-combination company’s Chief Architect upon the consummation of the proposed Business Combination. Dr. Olivier has served as Sarcos’ Chief Architect since June 2019 and as a member of Sarcos’ Board since February 2015, and has been with Sarcos since January 1995. Prior to serving as Sarcos’ Chief Architect, Dr. Olivier served as Executive Vice President of Technology from November 2018 to June 2019 and as Vice President of Technology from December 2014 to November 2018. Dr. Olivier has served as Vice President of Advanced Systems at Raytheon Sarcos, part of Raytheon’s Integrated Defense Systems from November 2007 to December 2014, where he led all technical business development and capture activities, while also playing key roles as Principal Investigator (PI), Co-PI and innovator on numerous technically challenging projects. Earlier in his career, Dr. Olivier led the development of systems including electromagnetically levitated robots, systems for biological research, crystal growth and laser material processing in space, and electromagnetic motors. He also completed extensive work in the areas of low-temperature physics and laser-plasma physics. Dr. Olivier received his Ph.D. in Physics from McGill University in 1985, a Master of Science in Physics from McMaster University in 1980, and a Bachelor of Science in Physics from Montreal University in 1978.

Tom Jackson will serve as the post-combination company’s President of the Sarcos Defense business unit upon the consummation of the proposed Business Combination. Mr. Jackson has served as President of the Sarcos Defense business unit since February 2020, and has been with Sarcos since March 2019, also serving as Vice President of Sarcos Defense from March 2019 to February 2020. Prior to joining Sarcos, Mr. Jackson served as Vice President and General Manager of Aeryon Defense USA, Inc., a US defense Unmanned Aircraft Systems (UAS) subsidiary in the Vertical Take-Off & Landing (VTOL) market, from January 2017 to February 2019 which he established from the ground up and grew into one of the Department of Defense’s most respected Group 1 UAS suppliers. Mr. Jackson has also worked for the Sierra Nevada Corporation as Senior Director of International Military Business from December 2011 to January 2017 and US Defense Systems Engineering Program Manager from July 2009 to December 2011. He began his career in the U.S. Marine Corps, serving as Lieutenant Colonel and an AH-1W SuperCobra Attack Helicopter pilot. Mr. Jackson is a graduate of The Citadel, the Military College of South Carolina, and also holds a Master of Business Administration in International Business from Regis University.

Dr. Denis Garagić will serve as the post-combination company’s Chief Scientist, Advanced Systems & AI upon the consummation of the proposed Business Combination. Dr. Garagić has served as Sarcos’ Chief Scientist, Advanced Systems and AI since June 2020. Prior to joining Sarcos, he served as Chief Scientist at BAE Systems FAST Labs, guiding the creation of cognitive computing solutions that provide machine intelligence and anticipatory intelligence to solve challenges across the Department of Defense and intelligence community. Dr. Garagić has been a Technical Review Authority, Principal Investigator, or Research Lead on numerous programs, including DARPA and Air Force Research Labs research programs. Dr. Garagić is also a regular speaker at international meetings and conferences on AI & machine learning. Dr. Garagić received his B.S. and M.S. degrees in Mechanical Engineering and Technical Cybernetics from The Czech Technical University in Prague and received his Ph.D. in Mechanical Engineering from The Ohio State University.

Non-Employee Directors

Brian D. Finn will serve as a member of the board of directors of the post-combination company upon the consummation of the proposed Business Combination. Mr. Finn has served as our Chief Executive Officer, Secretary and Treasurer and a member of our Board since our formation. Mr. Finn has over 35 years of experience in the financial services industry as well as a variety of corporate and philanthropic board roles. From 2008 until he retired in 2013, Mr. Finn served as Chairman and Chief Executive Officer of Asset Management Finance Corp (AMF) and as a Senior Advisor to Credit Suisse. From 2004 to 2008, Mr. Finn was Chairman and Head of Alternative Investments (AI) at Credit Suisse. During his tenure at Credit Suisse, the firm launched a series of alternative investment management firms, including GSO (now Blackstone-GSO), Global Infrastructure Partners (partnership with General Electric), China Renaissance Capital (China Private Equity), Gulf Capital (Middle East-North Africa PE), Mubadala Infrastructure Partners (Middle East Infrastructure in partnership with Mubadala and GE), Ospraie Special Opportunities (Commodities PE), Hudson Clean Energy (Alternative Energy PE) and Matlin Patterson (distressed). From 2002 to 2005, Mr. Finn held senior managements positions within Credit Suisse, including President of Credit Suisse First Boston (CSFB), President of Investment Banking, Co-President of Institutional Securities, CEO of Credit Suisse USA and a member of the Office of the Chairman of CSFB. He was also a member of the Executive Board of Credit Suisse Group. Mr. Finn began his career in 1982 as a member of the Mergers & Acquisitions Group (M&A) at The First Boston Corporation, ultimately becoming Co-Head of M&A in 1993. He has advised on dozens of transactions worth well over $100 billion. In 1997, he joined the private equity firm Clayton, Dubilier & Rice as a partner and then later rejoined Credit Suisse in 2002. Mr. Finn is a member of the boards of The Scotts Miracle-Gro Company (NYSE:SMG) and Owl Rock Capital Corp (NYSE:ORCC). He is currently Chairman of Star Mountain Capital, Chairman of Covr Financial Technologies, an Investment Partner at Nyca Partners (fintech VC) as well as a board member of a number of early stage companies. He has previously been a Strategic Advisor to KKR, member of the boards of Baxter International, Telemundo, MGM Pictures, and a number of other public and private companies. Mr. Finn is a past Chairman of the Undergraduate Executive Board of The Wharton School of the University of Pennsylvania, Vice Chairman of the Board of the City Kids Foundation and a member of the Boards of the Intrepid Fallen Heroes Fund, the Gordon A. Rich Memorial Foundation and the Starmar Foundation. Mr. Finn received a Bachelor of Science Degree in Economics from The Wharton School of the University of Pennsylvania. We believe Mr. Finn is well-qualified to serve as a member of our Board due to his extensive experience, relationships and contacts.

Peter Klein will serve as a member of the board of directors of the post-combination company upon the consummation of the proposed Business Combination. Mr. Klein joined the board of directors of Sarcos in September 2016.  Mr. Klein served as Chief Financial Officer of WME, a global leader in sports and entertainment marketing, from December 2013 to July 2014, and as Chief Financial Officer of Microsoft Corporation from November 2009 to June 2013. During his 11 years at Microsoft, Mr. Klein held various other roles, including Chief Financial Officer of the Server and Tools and Microsoft Business Divisions. Before joining Microsoft, Mr. Klein spent 13 years in corporate finance at high-growth companies. He held senior finance roles with McCaw Cellular Communications, Orca Bay Capital, Asta Networks and Homegrocer.com.  Mr. Klein currently serves on the board of directors of F5 Networks and Apptio Inc. Mr. Klein holds a B.A. from Yale University and an MBA from the University of Washington. We believe Mr. Klein’s leadership experience at some of the world’s largest technology companies, in addition to his experience as a director of Sarcos, qualifies him to serve on the board of directors of the post-combination company.

Laura J. Peterson, will serve as a member of the board of directors of the post-combination company upon the consummation of the proposed Business Combination. Ms. Peterson previously served as Vice President, China Business Development, for Boeing Commercial Airplanes, from 2012 to 2016. Prior to that, Ms. Peterson held a series of executive positions at Boeing in aircraft sales, international business development, global strategy, government relations and homeland security from 1994 to 2012. She served on the Executive Leadership Team of Boeing Commercial Airplanes (BCA), as well as on the Executive Leadership Teams of BCA Airplane Production and Supplier Management, BCA Strategy and Boeing International. Ms. Peterson has served on the board of directors of Air Transport Services Group, Inc. (Nasdaq:ATSG) since June 2018, and is a member of its audit committee and nominating and governance committee. Ms. Peterson holds a B.S. in Industrial Engineering from Stanford University and an M.B.A. from The Wharton School at the University of Pennsylvania and is a Fellow of the Stanford Distinguished Careers Institute. We believe Ms. Peterson’s leadership experience at some of the world’s largest companies, in addition to her experience as a director of public companies, qualifies her to serve on the board of directors of the post-combination company.

Admiral Eric T. Olson (Ret.), will serve as a member of the board of directors of the post-combination company upon the consummation of the proposed Business Combination. He has been President and Managing Member of ETO Group, LLC since September 2011, where he acts as an independent national security consultant supporting a wide range of private and public sector organizations. Since June 2019, Admiral Olson has served as Chief Executive Officer of Hans Premium Water, a privately held company. Admiral Olson retired from the United States Navy in 2011 as a full Admiral after 38 years of military service. He served in special operations units throughout his career, during which he was awarded several decorations for leadership and valor, including the Defense Distinguished Service Medal and the Silver Star. Admiral Olson was the first Navy SEAL officer to be promoted to three- and four-star ranks. Admiral Olson’s career culminated as the head of the United States Special Operations Command from July 2007 to August 2011, where he was responsible for the mission readiness of all Army, Navy, Air Force and Marine Corps special operations forces. Admiral Olson serves on the board of directors of Under Armour, Inc. (NYSE:UAA) and is a member of its nominating and corporate governance committee. Admiral Olson also serves on the board of directors of Iridium Communications Inc. (Nasdaq:IRDM) and is a member of its nominating and corporate governance committee. He also serves on the board of directors of Cyber Reliant Corporation, Newlight Technologies, Ocean Aero, Inc. and IP3. Admiral Olson has served as a director of the non-profit Special Operations Warrior Foundation. Admiral Olson has also served on the Sarcos Advisory Board since December 2016. Admiral Olson graduated from the United States Naval Academy in 1973 and earned a Master of Arts degree in National Security Affairs at the Naval Postgraduate School. He is an Adjunct Professor in the School of International and Public Affairs at Columbia University. We believe Admiral Olson’s leadership experience as an Admiral in the United States Navy, including his leadership and management of a large and complex organization as head of the United States Special Operations Command, in addition to his experience as a director of various companies, qualifies him to serve on the board of directors of the post-combination company.

Dennis Weibling will serve as a member of the board of directors of the post-combination company upon the consummation of the proposed Business Combination.  Mr. Weibling joined the board of directors of Sarcos in [●] 2016 and has served as chairman of the audit committee since that time. Mr. Weibling has served as the Managing Director of Rally Capital LLC since 2004 He has served as a director of Holicity Inc. (Nasdaq:HOL) since August 2020 and of Colicity Inc. (Nasdaq:COLI) since February 2021. Mr. Weibling also served on the Sotheby’s board as a Director and as Chairman of its audit and finance committees, from 2006 until October 2019. Mr. Weibling also served as Sotheby’s interim CFO from January 2016 until March 2016. He also serves as Trustee for the estate of Keith W. McCaw and associated family trusts. Mr. Weibling has also served on the boards of private companies including Telesphere Communications Networks, Rise Communities LLC, Telecom Transport Management, Wireless Services Corporation, Worldwide Packets, Inc., Teledesic Corporation, Geopass, Inc. d/b/a Pirq, and SeaMobile, Inc. Mr. Weibling served as President of Eagle River, Inc., from October 1993 through December 2001, and as Vice Chairman of Eagle River Investments from January 2002 through November 2004. He served as CEO of Nextel Communications Inc. from October 1995 to March 1996, and as a Director of Nextel from July 1995 until April 1, 2004. At Nextel, Mr. Weibling was a Member and Chairman of the operations, audit, finance, and compensation committees at various times during that period. Mr. Weibling served as a board member of Nextel Partners from 1998 to 2006 and chaired the audit committee. His other public board was XO Communications, Inc., where he served from 1996 to 2003.  Mr. Weibling holds a Bachelor of Arts Degree from Wittenberg University, a Master of Arts Degree from the University of Nebraska, and a J.D. from the University of Nebraska. We believe Mr. Weibling’s experience as a venture capitalist investing in technology companies, in addition to his experience as a director of various companies, qualifies him to serve on the board of directors of the post-combination company.

Matthew Shigenobu Muta will serve as a member of the board of directors of the post-combination company upon the consummation of the proposed Business Combination. Mr. Muta has held various leadership roles at Delta Air Lines Inc., including serving as their Vice President, Innovation and Operations Technology from 2016 to the present, and as Vice President, Innovation & Commercial Technologies from 2014 to 2016. Mr. Muta previously held various positions at Microsoft, Inc., including Global Managing Director, Hospitality & Travel. Mr. Muta holds a Bachelor of Arts Degree in Communications from Boise State University. We believe Mr. Muta’s leadership experience at some of the world’s largest companies qualifies him to serve on the board of directors of the post-combination company.

Priya Balasubramaniam will serve as a member of the board of directors of the post-combination company upon the consummation of the proposed Business Combination. Ms. Balasubramaniam has served as the Vice President, Operations at Apple Inc. since October 2014, overseeing core technologies operations and iPhone operations. Priya has worked in a number of senior operations and procurement roles, and in 2013 took on leadership of the worldwide iPhone Operations team. Prior to Apple she worked at Asea Brown Boveri in India for 3 years as a design engineer. Ms. Balasubramaniam holds a bachelor’s degree in Mechanical Engineering from Bangalore University and an MBA in Supply Chain and Marketing from Michigan State University. In 2017, she received an honorary doctorate of engineering from Michigan State University and also has a diploma in Software Technology & Systems Management.

Family Relationships

Julie Wolff, spouse of Benjamin Wolff, Sarcos’ Chairman and Chief Executive Officer, has served as Sarcos’ Chief Legal Officer and been a member of Sarcos’ board of directors since September 2016. Ms. Wolff is expected to serve as Chief Legal Officer of the post-combination company following the closing of the Business Combination.

There are no other family relationships among any of the proposed executive officers or directors of the post-combination company.

Board of Directors

The post-combination company’s business and affairs will be managed under the direction of the board of directors of the post-combination company. The board of directors of the post-combination company will be increased to eight directors. Pursuant to the proposed Second Amended and Restated Certificate of Incorporation that will be effective upon consummation of the proposed Business Combination, the post-combination company’s initial directors will be elected as set forth in section below entitled “—Classified Board of Directors.”

Sarcos’ voting agreement will terminate and the provisions of Sarcos’ current certificate of incorporation by which Sarcos’ current directors were elected will be replaced in connection with the proposed Business Combination. After the proposed Business Combination, the number of directors will be fixed by the board of directors of the post-combination company, subject to the terms of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws. Each of the post-combination company’s directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Classified Board of Directors

The post-combination company will adopt the proposed Second Amended and Restated Certificate of Incorporation that will be in effect upon the consummation of the proposed Business Combination. The Second Amended and Restated Certificate of Incorporation will provide that the board of directors of the post-combination company will be divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of the post-combination company’s stockholders, with the other classes continuing for the remainder of their respective three-year terms. The post-combination company’s directors will be divided among the three classes as follows:

•

the Class I directors will be Benjamin G. Wolff and Admiral Eric T. Olson (Ret.), and their terms will expire at the annual meeting of stockholders to be held in the year that Class I director term will expire;

•

the Class II directors will be Dennis Weibling, Matthew Shigenobu Muta and Laura J. Peterson, and their terms will expire at the annual meeting of stockholders to be held in the year that Class II director term will expire; and

•

the Class III directors will be Brian D. Finn, Peter Klein and Priya Balasubramaniam , and their terms will expire at the annual meeting of stockholders to be held in the year that Class III director term will expire.

There will be no limit on the number of terms a director may serve on the board of directors of the post-combination company.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The classification of the board of directors of the post-combination company with staggered three-year terms may have the effect of delaying or preventing changes in control of the post-combination company. See the section titled “Description of Securities—Certain Anti-Takeover Provisions of Delaware Law, the Company’s Certificate of Incorporation and Bylaws.”

Under the Second Amended and Restated Certificate of Incorporation, directors will be elected by a plurality voting standard, whereby each of our stockholders may not give more than one vote per share towards any one director nominee. There are no cumulative voting rights.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent.  An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Upon the consummation of the Business Combination, the board of directors of the post-combination company is expected to undertake a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, the board of directors of the post-combination company is expected to determine that Mr. Klein, Ms. Peterson, Admiral Olson, Mr. Weibling, Mr. Muta, and Ms. Balasubramaniam, representing six of the post-combination company’s eight directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under the listing standards of Nasdaq. Our audit committee will be entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee.

Committees of the Board of Directors

Audit Committee

Upon the consummation of the Business Combination, the members of the post-combination company’s audit committee will be [●], [●] and [●], with [●] serving as chairperson.  The board of directors of the post-combination company will determine that each of the members of the audit committee will meet the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to audit committee members and will also meet the financial literacy requirements of the listing standards of Nasdaq.  In addition, the board of directors of the post-combination company will determine that [●] is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act. Following the consummation of the proposed Business Combination, the post-combination company’s audit committee will, among other things:

•	select, retain, compensate, evaluate, oversee and, where appropriate, terminate the post-combination company’s independent registered public accounting firm;
•	review and approve the scope and plans for the audits and the audit fees and approve all non-audit and tax services to be performed by the independent auditor;
•	evaluate the independence and qualifications of the post-combination company’s independent registered public accounting firm;
•

review the post-combination company’s financial statements, and discuss with management and the post-combination company’s independent registered public accounting firm the results of the annual audit and the quarterly reviews;

•

review and discuss with management and the post-combination company’s independent registered public accounting firm the quality and adequacy of the post-combination company’s internal controls and the post-combination company’s disclosure controls and procedures;

•	discuss with management the post-combination company’s procedures regarding the presentation of the post-combination company’s financial information, and review earnings press releases and guidance;
•	oversee the design, implementation and performance of the post-combination company’s internal audit function, if any;
•

set hiring policies with regard to the hiring of employees and former employees of the post-combination company’s independent registered public accounting firm and oversee compliance with such policies;

•	review, approve and monitor and review conflicts of interest of the post-combination company’s board members and officers and related party transactions;
•

adopt and oversee procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by the post-combination company’s employees of concerns regarding questionable accounting or auditing matters;

•

review and discuss with management and the post-combination company’s independent registered public accounting firm the adequacy and effectiveness of the post-combination company’s legal, regulatory and ethical compliance programs; and

•

review and discuss with management and the post-combination company’s independent registered public accounting firm the post-combination company’s guidelines and policies to identify, monitor and address enterprise risks.

The post-combination company’s audit committee will operate under a written charter, to be effective upon the consummation of the proposed Business Combination, that satisfies the applicable listing standards of Nasdaq.

Compensation Committee

Upon the consummation of the Business Combination, the members of the post-combination company’s compensation committee will be [●], [●] and [●], with [●] serving as chairperson.  The board of directors of the post-combination company will determine that each member of the compensation committee meets the requirements for independence under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to compensation committee members, and that each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Following the consummation of the proposed Business Combination, the post-combination company’s compensation committee will, among other things:

•	review and approve the compensation for the post-combination company’s executive officers, including the post-combination company’s chief executive officer;
•	review, approve and administer the post-combination company’s employee benefit and equity incentive plans;
•

establish and review the compensation plans and programs of the post-combination company’s employees, and ensure that they are consistent with the post-combination company’s general compensation strategy;

•	monitor compliance with any stock ownership guidelines;
•	approve or make recommendations to board of directors of the post-combination company regarding the creation or revision of any clawback policy; and
•	determine non-employee director compensation.

The post-combination company’s compensation committee will operate under a written charter, to be effective upon the consummation of the proposed Business Consummation, that satisfies the applicable listing standards of Nasdaq.

Nominating and Corporate Governance Committee

Upon the consummation of the Business Combination, the members of the post-combination company’s nominating and corporate governance committee will be [●], [●] and [●], with [●] serving as chairperson. The board of directors of the post-combination company will determine that each member of the post-combination company’s nominating and corporate governance committee meets the requirements for independence under the listing standards of Nasdaq. Following the consummation of the proposed Business Combination, the post-combination company’s nominating and corporate governance committee will, among other things:

•	review and assess and make recommendations to the board of directors of the post-combination company regarding desired qualifications, expertise and characteristics sought of board members;

•	identify, evaluate, select or make recommendations to the board of directors of the post-combination company regarding nominees for election to the board of directors of the post-combination company;

•	develop policies and procedures for considering stockholder nominees for election to the board of directors of the post-combination company;

•

review the post-combination company’s succession planning process for the post-combination company’s chief executive officer and any other members of the post-combination company’s executive management team;

•

review and make recommendations to the board of directors of the post-combination company regarding the composition, organization and governance of the board of directors of the post-combination company and its committees;

•	review and make recommendations to the board of directors of the post-combination company regarding the post-combination company’s corporate governance guidelines and corporate governance framework;

•	oversee director orientation for new directors and continuing education for the post-combination company’s directors;

•	oversee the evaluation of the performance of the board of directors of the post-combination company and its committees;

•	review and monitor compliance with the post-combination company’s code of business conduct and ethics; and

•	administer policies and procedures for communications with the non-management members of the board of directors of the post-combination company .

The post-combination company’s nominating and corporate governance committee will operate under a written charter, to be effective upon consummation of the proposed Business Combination, that satisfies the applicable listing standards of Nasdaq.

Compensation Committee Interlocks and Insider Participation

The members of the post-combination company’s compensation committee will be [●], [●] and [●]. None of the members of the post-combination company’s compensation committee is or has been an officer or employee of Sarcos. None of the post-combination company’s executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers that will serve on the board of directors of the post-combination company or compensation committee.

Limitation of Liability and Indemnification of Officers and Directors

The proposed Second Amended and Restated Certificate of Incorporation, which will be effective upon consummation of the Business Combination, will contain provisions that limit the liability of the post-combination company’s directors for monetary damages to the fullest extent permitted by the Delaware General Corporate Law (“DGCL”). In addition, if the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of the post-combination company’s directors will be further limited to the greatest extent permitted by the DGCL.

In addition, the post-combination company’s proposed Amended and Restated Bylaws, which will become effective upon consummation of the proposed Business Combination, will provide that The post-combination company will indemnify the post-combination company’s directors and officers, and may indemnify the post-combination company’s employees, agents and any other persons, to the fullest extent permitted by the DGCL.  The post-combination company’s proposed Amended and Restated Bylaws will also provide that the post-combination company must advance expenses incurred by or on behalf of a post-combination company director or officer in advance of the final disposition of any action or proceeding, subject to limited exceptions.

Further, the post-combination company will enter into indemnification agreements with each of the post-combination company’s directors and executive officers that may be broader than the specific indemnification provisions contained in the DGCL. These indemnification agreements will require the post-combination company, among other things, to indemnify the post-combination company’s directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements will also require the post-combination company to advance all expenses reasonably and actually incurred by the post-combination company’s directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The post-combination company will also maintain insurance policies under which the post-combination company’s directors and officers are insured, within the limits and subject to the limitations of those policies, against certain expenses in connection with the defense of, and certain liabilities which might be imposed as a result of, actions, suits, or proceedings to which they are parties by reason of being or having been the post-combination company’s directors or officers. The coverage provided by these policies may apply whether or not the post-combination company would have the power to indemnify such person against such liability under the provisions of the DGCL.  At present, we are not aware of any pending litigation or proceeding involving any person who will be one of the post-combination company’s directors or officers or is or was one of Sarcos’ directors or officers, or is or was one of Sarcos’ directors or officers serving at Sarcos’ request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers and employees. The Code of Ethics codifies the business and ethical principles that govern all aspects of our business. We have previously filed a copy of our form Code of Ethics as exhibit 14 to pre-effective amendment no. 1 to our registration statement on Form S-1 in connection with our IPO, filed on December 30, 2020. You may review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request to us in writing at The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 or by telephone at (212) 818-8800. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Upon consummation of the Business Combination, the post-combination company intends to adopt an amended and restated Code of Business Conduct and Ethics that will apply to all of the post-combination company’s directors, officers and employees, including the post-combination company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, as well as the post-combination company’s contractors, consultants and agents. Following the Business Combination, the full text of the post-combination company’s Code of Business Conduct and Ethics will be posted on the investor relations page on the post-combination company’s website at www.Sarcos.com. The post-combination company will disclose any amendments to the post-combination company’s Code of Business Conduct and Ethics, or waivers of its requirements, applicable to the post-combination company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on the post-combination company’s website identified above, or in filings under the Exchange Act.

Post-Combination Company Executive and Director Compensation

Director Compensation

Following the completion of the Business Combination, it is expected that our Compensation Committee will determine the annual compensation to be paid to the members of our board of directors. Directors’ fees after the Business Combination have yet to be determined, but are expected to consist of two components: a cash payment and the issuance of restricted stock units. We anticipate that directors who also serve as employees of the post-combination company will not receive additional compensation for their service as a director.

Executive Compensation

Overview

Following the closing of the Business Combination, the post-combination company intends to develop an executive compensation program that is consistent with Sarcos’ existing compensation policies and philosophies, which are designed to align compensation with the post-combination company’s business objectives and the creation of stockholder value, while enabling the post-combination company to attract, motivate and retain individuals who contribute to the long-term success of the post-combination company.

Decisions on the executive compensation program, as described below, will be determined and/or ratified by the post-combination company board of directors with recommendations given by the Compensation Committee, which will be established at the closing of the Business Combination. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the post-combination company’s board of directors. The executive compensation program actually adopted will depend on the judgment of the members of the board of directors and may differ from that set forth in the following discussion.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the Compensation Committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

We anticipate that compensation for our executive officers will have three primary components: base salary, an annual cash incentive bonus and long-term incentive compensation in the form of restricted stock unit awards and options.

Base Salary

It has been the pre-combination company’s historical practice to assure that base salary is fair to the executive officers, competitive within the industry and reasonable. Upon completion of the Business Combination, our Compensation Committee will determine base salaries and oversee the base salary review process.

Annual Bonuses

The post-combination company may use annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. Annual cash bonuses would be administered by the Compensation Committee and at beginning of each year, the Compensation Committee would select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee would determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Stock-Based Awards

The post-combination company intends to use restricted stock unit awards and/or stock options to reward long-term performance of the executive officers. The post-combination company believes that providing a meaningful portion of the total compensation package in the form of stock-based awards will align the incentives of its executive officers with the interests of its stockholders and serve to motivate and retain the individual executive officers. Stock-based awards will be awarded under the Incentive Plan, which have been adopted by the Company’s board of directors and is being submitted to our shareholders for approval at the Special Meeting. For a description of the Incentive Plan and ESPP, please see the sections of this proxy statement under the headings “Proposal No. 6—Approval of the Incentive Plan, Including the Authorization of the Initial Share Reserve under the Incentive Plan.”

Other Compensation

The post-combination company expects to continue to maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the executive officers will participate.

Employment Agreements

Prior to the closing of the Business Combination, the Company expects to enter into employment agreements with its executive officers.

DESCRIPTION OF SECURITIES

The following sets forth a summary of the material terms of the post-combination company’s securities following the Business Combination, including certain provisions of Delaware law and the material provisions of the Second Amended and Restated Certificate of Incorporation (to be adopted in accordance with Proposals 3 and 4) and the Amended and Restated Bylaws (to be adopted by the Board and effective upon consummation of the Business Combination). This summary is not intended to be a complete summary of the rights and preferences of such securities. The full texts of the proposed Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached as Annex B and Annex C to this proxy statement, respectively. We urge you to read our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws in their entirety, as well as the applicable provisions of Delaware law, for a complete description of the rights and preferences of the post-combination company’s securities following the Business Combination.

Authorized and Outstanding Stock

The Second Amended and Restated Certificate of Incorporation authorizes the issuance of 1,000,000,000 shares of capital stock, consisting of (i) 990,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.0001 per share.  The outstanding shares of our Common Stock are, and the shares of common stock of the post-combination company issuable in connection with the Business Combination pursuant to the Merger Agreement will be, duly authorized, validly issued, fully paid and non-assessable.  As of the record date for the Special Meeting, there were [34,500,000] shares of Common Stock outstanding, held of record by approximately [●] holders of Common Stock, no shares of preferred stock outstanding and [24,520,000] warrants outstanding held of record by approximately [●] holders of warrants.  Such numbers do not include DTC participants or beneficial owners holding shares through nominee names.

Common Stock

Our current certificate of incorporation provides for two classes of common stock, Class A Common Stock, par value $0.0001 per share, of the Company and Class B Common Stock, par value $0.0001 per share, of the Company.  The rights of the holders of Class A Common Stock and Class B Common Stock are identical, except with respect to voting and conversion rights, as explained further below in the sections entitled “—Voting Power” and “—Founder Shares.”

Following the consummation of the Business Combination, the Second Amended and Restated Certificate of Incorporation will provide for only one class of authorized common stock (“Common Stock”), which will have identical par value and participation rights to current Class A Common Stock.

Voting Power

Except as otherwise required by law or as otherwise provided in any certificate of designation for any series of preferred stock, under the current certificate of incorporation and the Second Amended and Restated Certificate of Incorporation, the holders of Common Stock possess or will possess, as applicable, all voting power for the election of our directors and all other matters requiring stockholder action and are entitled or will be entitled, as applicable, to one vote per share on matters to be voted on by stockholders. Subject to certain limited exceptions, the holders of Common Stock shall at all times vote together as one class on all matters submitted to a vote of the holders of Common Stock under both the current certificate of incorporation (with respect to Class A Common Stock) and the Second Amended and Restated Certificate of Incorporation.

Under our current certificate of incorporation, holders of Class A Common Stock and Class B Common Stock will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law; and provided that, prior to an initial business combination, only holders of Class B Common Stock will have the right to vote on the appointment of directors.  Delaware law could require either holders of the Company’s Class A Common Stock or Class B Common Stock to vote separately as a single class if a proposed amendment to the Company’s current certificate of incorporation would:

•	Increase or decrease the number of authorized shares of such class
•	Increase or decrease the par value of such class; or
•	Alter or change the powers, preferences, or special rights of such class in a manner that affected its holders adversely.

With respect to the proposals set forth in this proxy statement, other than the Director Election Proposal, each holder of record of Class A Common Stock and Class B Common Stock will be entitled to cast one vote for each share held as of the record date.  For more information, regarding rights with respect to electing directors, see “—Election of Directors” and “Proposal No. 5—Election of

Directors to the Board of Directors.”  The holders of the Class A Common Stock and Class B Common Stock do not currently have and will not have following the consummation of the Business Combination cumulative voting rights.

Preemptive or Other Rights

The Second Amended and Restated Certificate of Incorporation does not provide for any preemptive or other similar rights.

Election of Directors

Our Board currently consists of five (5) directors.  Under our current certificate of incorporation, only holders of Class B Common Stock will be entitled to vote for the election of directors at this Special Meeting.  For more information, see “Proposal No. 5—Election of Directors to the Board of Directors.”

Following the completion of the Business Combination, the structure of the Board will be increased to eight directors, as discussed in greater detail in “Proposal No. 3—Approval of the Second Amended and Restated Certificate of Incorporation” and “Management After the Business Combination.” Under the terms of the Second Amended and Restated Certificate of Incorporation, upon the effectiveness thereof, the term of the Directors in place at such time will expire at the first annual meeting of the stockholders of the post-combination company following the effectiveness of the Second Amended and Restated Certificate of Incorporation.

Under our current certificate of incorporation and the Second Amended and Restated Certificate of Incorporation, directors are elected by a plurality voting standard, whereby each of our stockholders may not give more than one vote per share towards any one director nominee.

Capital Stock Prior to the Business Combination

Pursuant to our current certificate of incorporation, our authorized capital stock consists of 70,000,000 shares of Class A Common Stock, $0.0001 par value, 12,500,000 shares of Class B Common Stock, $0.0001 par value, and 1,000,000 shares of undesignated preferred stock, $0.0001 par value. The following description summarizes the material terms of our capital stock. Because it is only a summary, it may not contain all the information that is important to you.

Founder Shares

There are currently 6,900,000 Founder Shares outstanding as of [●], 2021.

The Founder Shares are identical to the shares of Class A Common Stock, except that:

•

the Founder Shares are shares of Class B Common Stock that automatically convert into shares of Common Stock following the completion of our initial business combination on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, as described herein;

•	the Founder Shares are subject to certain transfer restrictions, as described in more detail below;
•

the Rotor Restricted Stockholders have entered into letter agreements with us, pursuant to which they have agreed (i) to waive their redemption rights with respect to their Founder Shares and public shares held by them in connection with the completion of our initial business combination, (ii) to waive their redemption rights with respect to their Founder Shares and public shares in connection with a stockholder vote to approve an amendment to our current Amended and Restated Certificate of Incorporation that would affect the substance or timing of our obligation to allow redemption in connection with our initial business combination or amendments to our current certificate of incorporation prior thereto or to redeem 100% of our public shares if we have not completed an initial business combination on or prior to July 20, 2022 or with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) to waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares held by them if we fail to complete our initial business combination on or prior to July 20, 2022, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our business combination within the prescribed time frame. If we submit our initial business combination to our public stockholders for a vote, we will complete our initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the initial business combination; and

•	the Founder Shares are subject to registration rights.

Pursuant to the Company’s current certificate of incorporation, on the first business day following the consummation of the Business Combination, Founder Shares will automatically convert to common stock of the post-combination company. The Second Amended and Restated Certificate of Incorporation will provide for only one class of common stock.

The description of the Founder Shares does not summarize those certain transfer restrictions and waivers of conversion and anti-dilution rights agreed to by certain parties in the Founders Letter Agreement, the BlackRock and Millennium Letter Agreements, or the Waiver Agreement described herein.

Preferred Stock

Our current certificate of incorporation authorizes 1,000,000 shares of preferred stock and provides that shares of preferred stock may be issued from time to time in one or more series. Our Board will be authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. Our Board will be able to, without stockholder approval, issue shares of preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the common stock and could have anti-takeover effects. The ability of our Board to issue shares of preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. We have no shares of preferred stock issued and outstanding at the date hereof. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

Public Stockholders’ Warrants

Each whole warrant entitles the registered holder to purchase one share of our Class A Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of July 20, 2021 and 30 days after the completion of our initial business combination, provided in each case that we have an effective registration statement under the Securities Act covering the shares of the Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise their warrants on a cashless basis under the circumstances specified in the warrant agreement) and such shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of our Class A Common Stock. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant. The warrants will expire five years after the completion of our initial business combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

We will not be obligated to deliver any Class A Common Stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of our Class A Common Stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and we will not be obligated to issue a share of our Class A Common Stock upon exercise of a warrant unless the share of our Class A Common Stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the share of our Class A Common Stock underlying such unit.

We have agreed that as soon as practicable, but in no event later than twenty business days after the closing of our initial business combination, we will use our commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of our Class A Common Stock issuable upon exercise of the warrants. We will use our commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the issuance of the shares of our Class A Common Stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. In addition, if our Class A Common Stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of our public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we elect to do so, we will not be required to file or maintain in effect a registration statement, but we will use our best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering each such warrant for that number of shares of our Class A Common Stock equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of shares of our Class A Common Stock underlying the warrants, multiplied the excess of the “fair market value” less the exercise price of the warrants by (y) the fair market value and (B) 0.361. The “fair market value” shall mean the volume weighted average price of the shares of our Class

A Common Stock for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.

Redemption of Warrants When the Price per Share of Our Class A Common Stock Equals or Exceeds $18.00

Once the warrants become exercisable, we may call the warrants for redemption:

•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and
•

if, and only if, the last reported sale price of the shares of our Class A Common Stock for any 20 trading days within a 30-trading day period commencing after the warrants become exercisable and ending three business days before we send the notice of redemption to the warrant holders (which we refer to as the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws. However, we will not redeem the warrants unless an effective registration statement under the Securities Act covering the shares of our Class A Common Stock issuable upon exercise of the warrants is effective and a current prospectus relating to those shares of our Class A Common Stock is available throughout the 30-day redemption period.

We have established the last redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. Any such exercise would not be done on a “cashless” basis and would require the exercising warrant holder to pay the exercise price for each warrant being exercised. However, the price of the shares of our Class A Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

Redemption of Warrants When the Price per Share of Our Class A Common Stock Equals or Exceeds $10.00

Once the warrants become exercisable, we may redeem the outstanding warrants (except as described herein with respect to the private placement warrants if we do not utilize this redemption provision):

•	in whole and not in part;
•

at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption; provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of our Class A Common Stock (as defined below);

•	if, and only if, the Reference Value (as defined above) equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); and
•

if the Reference Value is less than $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) the private placement warrants must also be concurrently called for redemption on the same terms (except as described above with respect to a holder’s ability to cashless exercise its warrants) as the outstanding public warrants, as described above.

The numbers in the table below represent the number of shares of our Class A Common Stock that a warrant holder will receive upon exercise in connection with a redemption by us pursuant to this redemption feature, based on the “fair market value” of our Class A Common Stock on the corresponding redemption date (assuming holders elect to exercise their warrants and such warrants are not redeemed for $0.10 per warrant), determined based on the volume-weighted average price of our Class A Common Stock as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants, and the number of months that the corresponding redemption date precedes the expiration date of the warrants, each as set forth in the table below. We will provide our warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends.

Pursuant to the warrant agreement, references above to shares of our Class A Common Stock shall include a security other than shares of our Class A Common Stock into which the shares of our Class A Common Stock have been converted or exchanged for in the event we are not the surviving company in our initial business combination. The numbers in the table below will not be adjusted when determining the number of shares of our Class A Common Stock to be issued upon exercise of the warrants if we are not the surviving entity following our initial business combination.

The stock prices set forth in the column headings of the table below will be adjusted as of any date on which the number of shares issuable upon exercise of a warrant or the exercise price of the warrant is adjusted as set forth under the heading “—Anti-dilution Adjustments” below. If the number of shares issuable upon exercise of a warrant is adjusted, the adjusted stock prices in the column headings will equal the stock prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the exercise price of the warrant after such adjustment and the denominator of which is the price of the warrant immediately prior to such adjustment. In such an event, the number of shares in the table below shall be adjusted by multiplying such share amounts by a fraction, the numerator of which is the number of shares deliverable upon exercise of a warrant immediately prior to such adjustment and the denominator of which is the number of shares deliverable upon exercise of a warrant as so adjusted. If the exercise price of the warrant is adjusted, as a result of raising capital in connection with the initial business combination, the adjusted stock prices in the column headings will by multiplied by a fraction, the numerator of which is the higher of the Market Value and the Newly Issued Price as set forth under the heading “—Anti-dilution Adjustments” and the denominator of which is $10.00.

	Fair Market Value of Our Class A Common stock
Redemption Date (period to expiration of warrants)	≤$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$16.00	$17.00	≥$18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361

The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of shares of our Class A Common Stock to be issued for each warrant exercised will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365 or 366-day year, as applicable. For example, if the volume-weighted average price of our Class A Common Stock as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $11.00 per share, and at such time there are 57 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.277 Class A Common Stock for each whole warrant. For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume-weighted average price of our Class A Common Stock as reported during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $13.50 per share, and at such time there are 38 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.298 Class A Common Stock for each whole warrant. In no event will the warrants be exercisable in connection with this redemption feature for more than 0.361 Class A Common Stock per warrant (subject to adjustment).

This redemption feature differs from the typical warrant redemption features used in many other blank check offerings, which typically only provide for a redemption of warrants (other than the private placement warrants) when the trading price for the shares of our Class A Common Stock exceeds $18.00 per share for a specified period of time. This redemption feature is structured to allow for all of the outstanding warrants to be redeemed when the shares of our Class A Common Stock are trading at or above $10.00 per share, which may be at a time when the trading price of our shares of Class A Common Stock is below the exercise price of the warrants. We have established this redemption feature to provide us with the flexibility to redeem the warrants without the warrants having to reach the $18.00 per share threshold set forth above under “—Redemption of Warrants When the Price per Share of Our Class A Common Stock Equals or Exceeds $18.00.” Holders choosing to exercise their warrants in connection with a redemption pursuant to this feature will, in effect, receive a number of shares for their warrants based on an option pricing model with a fixed volatility input as of January 14, 2021. This redemption right provides us with an additional mechanism by which to redeem all of the outstanding warrants, and therefore have certainty as to our capital structure.

As stated above, we can redeem the warrants when the shares of our Class A Common Stock are trading at a price starting at $10.00, which is below the exercise price of $11.50, because it will provide certainty with respect to our capital structure and cash position while providing warrant holders with the opportunity to exercise their warrants on a cashless basis for the applicable number of shares. If we choose to redeem the warrants when the shares of our Class A Common Stock are trading at a price below the exercise price of the warrants, this could result in the warrant holders receiving fewer shares of Class A Common Stock than they would have received if they had chosen to wait to exercise their warrants for Class A Common Stock if and when such shares of Class A Common Stock were trading at a price higher than the exercise price of $11.50.

No fractional shares of our Class A Common Stock will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of shares of our Class A Common Stock to be issued to the holder. If, at the time of redemption, the warrants are exercisable for a security other than the shares of our Class A Common Stock pursuant to the warrant agreement (for instance, if we are not the surviving company in our initial business combination), the warrants may be exercised for such security. At such time as the warrants become exercisable for a security other than the shares of our Class A Common Stock, the Company (or surviving company) will use its commercially reasonable efforts to register under the Securities Act the security issuable upon the exercise of the warrants.

Redemption Procedures.  A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by the holder) of the shares of our Class A Common Stock issued and outstanding immediately after giving effect to such exercise.

Anti-dilution Adjustments.  If the number of outstanding shares of our Class A Common Stock is increased by a stock capitalization or stock dividend payable in shares of our Class A Common Stock, or by a split-up of common stock or other similar event, then, on the effective date of such stock capitalization or stock dividend, split-up or similar event, the number of shares of our Class A Common Stock issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding shares of common stock. A rights offering to holders of common stock entitling holders to purchase Class A Common Stock at a price less than the “historical fair market value” (as defined below) will be deemed a stock dividend of a number of shares of our Class A Common Stock equal to the product of (i) the number of shares of our Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A Common Stock) and (ii) one minus the quotient of (x) the price per share of our Class A Common Stock paid in such rights offering and (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for shares of our Class A Common Stock, in determining the price payable for Class A Common Stock, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume-weighted average price of shares of our Class A Common Stock as reported during the 10 trading day period ending on the trading day prior to the first date on which the shares of our Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to the holders of shares of our Class A Common Stock on account of such Class A Common Stock (or other securities into which the warrants are convertible), other than (a) as described above, (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the shares of our Class A Common Stock during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of shares of our Class A Common Stock issuable on exercise of each warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share, (c) to satisfy the redemption rights of the holders of our Class A Common Stock in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of our Class A Common Stock in connection with a stockholder vote to amend our Second Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or amendments to our Second Amended and Restated Certificate of Incorporation prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination on or prior to July 20, 2022, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, or (e) in connection with the redemption of our public shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of our Class A Common Stock in respect of such event.

If the number of outstanding shares of our Class A Common Stock is decreased by a consolidation, combination, reverse share split or reclassification of our Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of shares of our Class A Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of our Class A Common Stock.

Whenever the number of shares of our Class A Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of our Class A Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment and (y) the denominator of which will be the number of shares of our Class A Common Stock so purchasable immediately thereafter.

In addition, if (x) we issue additional shares of our Class A Common Stock or equity-linked securities for capital raising purposes in connection with the closing of our initial business combination at an issue price or effective issue price of less than $9.20 per share of our Class A Common Stock (with such issue price or effective issue price to be determined in good faith by our Board and, in the case of any such issuance to our Sponsor or its affiliates, without taking into account any Founder Shares held by our initial stockholders or such affiliates, as applicable, prior to such issuance (the “Newly Issued Price”)), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the completion of our initial business combination (net of redemptions), and (z) the volume-weighted average trading price of our Class A Common Stock during the 20 trading day period starting on the trading day prior to the day on which we complete our initial business combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $10.00 and $18.00 per share redemption trigger prices described adjacent to “Redemption of Warrants When the Price per Share of Our Class A Common Stock Equals or Exceeds $10.00” and “Redemption of Warrants When the Price per Share of Our Class A Common Stock Equals or Exceeds $18.00” will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

In case of any reclassification or reorganization of the outstanding Class A Common Stock (other than those described above or that solely affects the par value of such Class A Common Stock), or in the case of any merger or consolidation of us with or into another corporation (other than a consolidation or merger in which we are the continuing corporation and that does not result in any reclassification or reorganization of our outstanding Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of our Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of our Class A Common Stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of our Class A Common Stock in such a transaction is payable in the form of our Class A Common Stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.

The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision or mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement , but requires the approval by the holders of at least 65% of the then-outstanding public warrants to make any change that adversely affects the interests of the registered holders.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive Class A Common Stock. After the issuance of our Class A Common Stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number, the number of shares of our Class A Common Stock to be issued to the warrant holder.

Private Placement Warrants

The private placement warrants (including the shares of our Class A Common Stock issuable upon exercise of the private placement warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination (except pursuant to limited exceptions as described under “—Restrictions Transfers of Founder Shares and Private Placement Warrants,” to our officers and directors and other persons or entities affiliated with the initial purchasers of the private placement warrants) and they will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees (except as otherwise set forth herein). Our Sponsor, or its permitted transferees, have the option to exercise the private placement warrants on a cashless basis. Except as described below, the private placement warrants have terms and provisions that are identical to those of the public warrants. If the private placement warrants are held by holders other than our Sponsor or its permitted transferees, the private placement warrants will be redeemable by us in all redemption scenarios and exercisable by the holders on the same basis as the public warrants.

Except as described under “—Redemption of Warrants When the Price per Share of Our Class A Common Stock Equals or Exceeds $10.00,” They are redeemable if no longer held by a permitted transferee.  See Sec. 6.5 of Warrant Agreement if holders of the private placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of shares of our Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of our Class A Common Stock underlying the warrants, multiplied by the excess of the “historical fair market value” (defined below) over the exercise price of the warrants by (y) the historical fair market value. For these purposes, the “historical fair market value” shall mean the average last reported sale price of the shares of our Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by our initial stockholders and their permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that restrict insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike public stockholders who could exercise their warrants and sell the shares of our Class A Common Stock received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.

Units

Each unit consists of one share of Class A Common Stock and one-half of one public warrant, each as detailed above.  Units will automatically separate into their underlying securities in connection with the consummation of the Business Combination.

Restrictions on Transfers of Founder Shares and Private Placement Warrants

The Founder Shares, private placement warrants and any shares of our Class A Common Stock issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions pursuant to the Founders Letter Agreement. Our Sponsor and each member of our management team have agreed not to transfer, assign or sell any of their Founder Shares until the earliest of (a) one year after the completion of our initial business combination and (b) upon completion of our initial business combination, (x) if the last reported sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction after our initial business combination that results in all of our stockholders having the right to exchange their Class A Common Stock for cash, securities or other property. The private placement warrants and the respective Class A Common Stock underlying such warrants are not transferable or salable until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our initial stockholders, officers or directors, any affiliates or family members of any of our initial stockholders, officers or directors, any members of our Sponsor or its affiliates, any affiliates of our Sponsor, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the completion of a business combination at prices no greater than the price at which the Founder Shares, private placement warrants or Class A Common Stock, as applicable, were originally purchased; (f) by virtue of the limited partnership agreements or other applicable organizational documents of the Sponsor upon dissolution of the Sponsor; (g) as distributions to limited partners or members of the Sponsor; (h) by virtue of the laws of the State of Delaware or of our Sponsor’s organizational documents upon liquidation or dissolution of our Sponsor; (i) to the Company for no value for cancellation in connection with the completion of our initial business combination; (j) in the event of our liquidation prior to the completion of our initial business combination; or (k) in the event of our completion of a liquidation, merger, capital stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their Class A Common Stock for cash, securities or other property subsequent to our completion of our initial business combination; provided , however, that in the case of clauses (a) through (h), or with our prior written consent, these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreements.

On January 14, 2021, the each of the Millennium and BlackRock Holders entered into a letter agreement (the “Millennium Letter Agreement” and “BlackRock Letter Agreement,” respectively), whereby the Millennium Holder, among other things agreed to purchase from the Company 395,192 Founder Shares for $436,731 and 419,423 Private Placement Warrants for $419,423 and the BlackRock Holders agreed to purchase from the Company 395,192 Founder Shares for $436,727 and 419,423 Private Placement Warrants for $419,423.  Pursuant to the Millennium Letter Agreement and the BlackRock Letter Agreement, the Founder Shares and Private Placement Warrants are subject to the same lock-up and transfer restrictions as set forth in the Founders Letter Agreement (with substantially similar provisions with respect to permitted transferees) and Millennium shall have the same registration rights as set forth in the Existing Registration Rights Agreement.

Dividends

We have not paid any cash dividends on our Common Stock to date and do not intend to pay cash dividends prior to the completion of a business combination. On January 14, 2021, we effected a stock dividend of 0.2 shares for each outstanding Founder Share, resulting in an aggregate of 6,900,000 Founder Shares outstanding, in order to maintain the number of Founder Shares at 20% of the issued and outstanding shares of our Common Stock upon the consummation of our IPO. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of our Board at such time. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Transfer Agent and Warrant Agent

The transfer agent for our Common Stock and warrant agent for our warrants is Continental Stock Transfer & Trust Company. We have agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any claims and losses due to any gross negligence or intentional misconduct of the indemnified person or entity.

Certain Anti-Takeover Provisions of Delaware Law, the Company’s Certificate of Incorporation and Bylaws

Assuming consummation of the Business Combination, certain provisions of the post-combination company’s Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws which are summarized below may have the effect of delaying, deferring or discouraging another person from acquiring control of us. They are also designed, in part, to encourage persons seeking to acquire control of the post-combination company to negotiate first with the board of directors of the post-combination company. We believe that the benefits of increased protection of the post-combination company’s potential ability to negotiate with an unfriendly or unsolicited acquirer will outweigh the disadvantages of discouraging a proposal to acquire the post-combination company because negotiation of these proposals could result in an improvement of their terms. We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together, these provisions may make more difficult the removal of management and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

Delaware Law

The post-combination company will be governed by the provisions of Section 203 of the DGCL. Section 203 generally prohibits a publicly held Delaware corporation from engaging in a “business combination” with any “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless:

•

the business combination or transaction which resulted in the stockholder becoming an interested stockholder was approved by the board of directors prior to the time that the stockholder became an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (1) shares owned by persons who are directors and also officers and (2) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•

on or subsequent to the date of the transaction, the business combination is approved by the board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•

mergers or consolidations involving the corporation, or any direct or indirect majority-owned subsidiary of the corporation, and the interested stockholder or any other entity if the merger or consolidation is caused by the interested stockholder;

•

any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation or any direct or indirect majority-owned subsidiary of the corporation;

•

subject to exceptions, any transaction that results in the issuance or transfer by the corporation, or any direct or indirect majority-owned subsidiary of the corporation, of any stock of the corporation or such subsidiary to the interested stockholder;

•

any transaction involving the corporation, or any direct or indirect majority-owned subsidiary of the corporation, that has the effect of increasing the proportionate share of the stock or any class or series of the corporation or such subsidiary beneficially owned by the interested stockholder; and

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

These provisions may have the effect of delaying, deferring or preventing changes in control of the post-combination company.

Proposed Certificate of Incorporation and Proposed Bylaws Provisions

Provisions of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws will include a number of provisions that could deter hostile takeovers or delay or prevent changes in control of the board of directors of the post-combination company or management. Among other things, the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws will:

•	permit the board of directors of the post-combination company to issue shares of preferred stock, with any powers, rights, preferences and privileges as they may designate;
•	provide that the authorized number of directors may be changed only by resolution of the board of directors of the post-combination company;
•

provide that all vacancies and newly created directorships, may, except as otherwise required by law, the post-combination company’s governing documents or resolution of the board of directors of the post-combination company, and subject to the rights of holders of the post-combination company’s preferred stock, only be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum, or by a sole remaining director;

•	divide the board of directors of the post-combination company into three classes, each of which stands for election once every three years;
•

for so long as the board of directors of the post-combination company is classified, and subject to the rights of holders of the post-combination company’s preferred stock, provide that a director may only be removed from the board of directors of the post-combination company by the stockholders for cause, and only by the affirmative vote of the holders of at least a 66⅔% of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors;

•	require that any action to be taken by the post-combination company’ stockholders must be effected at a duly called annual or special meeting of stockholders and not be taken by written consent;
•

provide that stockholders seeking to present proposals before a meeting of stockholders or to nominate candidates for election as directors at a meeting of stockholders must provide notice in writing in a timely manner, and also meet specific requirements as to the form and content of a stockholder’s notice;

•

not provide for cumulative voting rights (therefore allowing the holders of a plurality of the shares of common stock entitled to vote in any election of directors to elect all of the directors standing for election, if they should so choose);

•

provide that special meetings of the post-combination company’s stockholders may be called only by the board of directors of the post-combination company, the chairperson of the board of directors of the post-combination company or post-combination company’s chief executive officer;

•

provide that stockholders will be permitted to amend certain provisions of the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws only upon receiving at least two-thirds of the voting power of the then outstanding voting securities, voting together as a single class; and

•	designate the Delaware and federal district courts as the exclusive forums for certain disputes.

Forum Selection Clause

Our Amended and Restated Bylaws will provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum, to the fullest extent permitted by law, for (1) any derivative action or proceeding brought on our behalf, (2) any action asserting a breach of a fiduciary duty owed by any director, officer or other employee to us or our stockholders, (3) any action arising pursuant to any provision of the DGCL or our Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws (as either may be amended from time to time), or (4) any other action asserting a claim that is governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (or another state court or the federal court located within the State of Delaware if the Court of Chancery does not have or declines to accept jurisdiction), in all cases subject to the court’s having jurisdiction over indispensable parties named as defendants. In addition, our Amended and Restated Bylaws will provide that the federal district courts of the United States will be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act but that the forum selection provision will not apply to claims brought to enforce a duty or liability created by the Exchange Act. Although we believe these provisions benefit us by providing increased consistency in the application of Delaware law for the specified types of actions and proceedings, the provisions may have the effect of discouraging lawsuits against us or our directors and officers. Alternatively, if a court were to find the choice of forum provision contained in our Amended and Restated Bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, financial condition, and operating results. For example, under the Securities Act, federal courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. Any person or entity purchasing or otherwise acquiring any interest in our shares of capital stock shall be deemed to have notice of and consented to this exclusive forum provision, but will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder.

Advance Notice of Director Nominations and New Business

Our Amended and Restated Bylaws will establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as director. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with such advance notice procedures and provide us with certain information. Our amended and restated bylaws will allow the presiding officer at a meeting of stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if such rules and regulations are not followed.

Dissenters’ Rights of Appraisal and Payment

Under the DGCL, with certain exceptions, the post-combination company’s stockholders have appraisal rights in connection with a merger or consolidation of the post-combination company. Pursuant to the DGCL, stockholders who properly request and perfect appraisal rights in connection with such merger or consolidation will have the right to receive payment of the fair value of their shares as determined by the Delaware Court of Chancery.

Stockholders’ Derivative Actions

Under the DGCL, any of the post-combination company’s stockholders may bring an action in the post-combination company’s name to procure a judgment in the post-combination company’s favor, also known as a derivative action, provided that the stockholder bringing the action is a holder of the post-combination company’s shares at the time of the transaction to which the action relates or such stockholder’s stock thereafter devolved by operation of law.

Rule 144

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;
•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•	at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, (i) Sponsor and any other holder of Founder Shares or Private Placement Warrants, as applicable, and (ii) investors that participate in the PIPE Financing will be able to sell their private placement securities, in each case pursuant to Rule 144 without registration one year after the Company has completed its initial business combination, assuming the Company otherwise complies with the conditions set forth above.

The Company anticipates that following the consummation of the Business Combination, it will no longer be a shell company, and so, once the conditions set forth in the exceptions listed above are satisfied, Rule 144 will become available for the resale of the above noted restricted securities.

Registration Rights

Existing Registration Rights Agreement

We have entered into the Existing Registration Rights Agreement with respect to the Founder Shares, Private Placement Warrants and the shares of Class A Common Stock issuable upon exercise of the Private Placement Warrants. Pursuant to the Registration Rights Agreement, the Rotor Restricted Stockholders and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities with the SEC. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

The foregoing summary of the Rotor Restricted Stockholders’ registration rights is not complete and is qualified in its entirety by reference to the complete text of the Existing Registration Rights Agreement, as set forth in Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on January 14, 2021, and incorporated by reference herein.

PIPE Financing

We have provided the PIPE Investors with certain customary registration rights with respect to the Common Stock issuable pursuant to the PIPE Financing (to be converted to Common Stock pursuant to the terms of the Merger Agreement).  Pursuant to the Subscription Agreement, the post-combination company is obligated to register with the SEC such Common Stock for resale no later than 30 days following the consummation of the Business Combination. For more information regarding the PIPE Financing, see the section entitled “Proposal No. 1—Approval of the Business Combination—Other Agreements—Subscription Agreements (PIPE Financing).”  The foregoing summary of the PIPE Investors’ registration rights is not complete and is qualified in its entirety by reference to the complete text of the form of Subscription Agreement attached hereto as Annex D and incorporated by reference herein.

Registration Rights Agreement

Concurrent with the consummation of the Business Combination, the Company, the Sponsor and certain Sarcos Stockholders will enter into a registration rights agreement with respect to the post-combination company’s securities.  The Registration Rights Agreement will provide for the registration of the Common Stock (as converted from Class A Common Stock pursuant to the Merger Agreement) and Private Placement Warrants (and the Common Stock underlying such warrants) held by such securities holders with the SEC on Form S-3 (when eligible) within 30 days following a request by a majority of the holders.  The Company will bear the expenses incurred in connection with the filing of any such registration statements.  For more information regarding the PIPE Financing, see the section entitled “Proposal No. 1—Approval of the Business Combination—Other Agreements—Registration Rights Agreement.”  The foregoing summary of certain of the Sarcos Stockholders’ and Sponsor’s registration rights is not complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement attached hereto as Annex H and incorporated by reference herein.

Listing of Securities

We intend to apply to continue the listing of our Common Stock and public warrants on Nasdaq under the symbols “STRC” and “STRCW,” respectively, upon the closing of the Business Combination.  Units will automatically separate into their underlying Common Stock and public warrants in connection with the closing of the Business Combination.

COMPARISON OF STOCKHOLDER RIGHTS

General

Sarcos is incorporated under the laws of the State of Utah and the rights of Sarcos stockholders are governed by the laws of the State of Utah, including the Utah Revised Business Corporation Act (the “Act”) and Sarcos’ current charter and bylaws. As a result of the merger, Sarcos shareholders who receive shares of the post-combination company’s common stock will become the stockholders of the post-combination company. The post-combination company will be incorporated under the laws of the State of Delaware and the rights of the post-combination company’s stockholders are governed by the Second Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the laws of the State of Delaware, including the DGCL. Thus, following the Business Combination, the rights of Sarcos shareholders who become the stockholders of the post-combination company in the Business Combination will no longer be governed by Utah law, Sarcos’ current charter and bylaws but instead will be governed by the Second Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and Delaware law.

Comparison of Stockholders’ Rights

Set forth below is a summary comparison of material differences between the rights of Sarcos shareholders under Sarcos’ current charter and bylaws (right column), and the rights of the post-combination company’s stockholders under the DGCL, the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws (left column). The summary set forth below is not intended to be complete or to provide a comprehensive discussion of each company’s governing documents. This summary is qualified in its entirety by reference to the full text of Sarcos’ current charter and bylaws, and the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached as Annex B and Annex C, respectively, as well as the relevant provisions of the DGCL.

The Post-Combination Company	Sarcos
Authorized Capital

The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the post-combination company shall have authority to issue is 1,000,000,000, divided into (i) 990,000,000 shares of common stock and (ii) 10,000,000 shares of preferred stock.

The total number of shares of all classes of capital stock, each with a par value of $0.001 per share, which Sarcos is authorized to issue is 46,102,778, consisting of 25,990,765 shares of Class A Common Stock, 8,000,001 shares of Class B Common Stock, 5,421,446 shares of Series A Preferred Stock, 3,158,338 shares of Series B Preferred Stock and 3,532,228 shares of Series C Preferred Stock. Shares of Sarcos preferred stock shall be convertible into shares of Sarcos Class A Common Stock on a one-for-one basis, subject to adjustment for certain dilutive issuances, (A) at any time and from time to time at the option of the holder thereof and (B) automatically in connection with a qualifying public offering or as to one or more series of preferred stock, upon written request from the requisite holders of preferred stock. The rights of the Sarcos preferred stock are established under the Sarcos’ current charter.

Voting Rights

The Second Amended and Restated Certificate of Incorporation provides that the holders of shares of the post-combination company’s common stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the post-combination company on which the holders of the post-combination company’s common stock are entitled to vote.

Except as otherwise specified under the Sarcos’ current charter or as required by law, the holders of Sarcos preferred stock and common stock shall vote together and not as separate classes and there shall be no preferred stock series voting.

On any matter presented to Sarcos shareholders for their action or consideration at any meeting of shareholders or by written consent of shareholders in lieu of meeting, each holder of Sarcos preferred stock shall be entitled to the number of votes equal to the number of shares of Class A Common Stock into which the shares of preferred stock held by such holder could be converted as of the record date. The holders of shares of the preferred stock shall be entitled to vote on all matters on which the common stock shall be entitled to vote. Holders of preferred stock shall be entitled to notice of any shareholders’ meeting in accordance with Sarcos’ current bylaws. Fractional votes shall not be permitted and any fractional voting rights resulting from the conversion formula (after aggregating all shares into which shares of preferred stock held by each holder could be converted), shall be disregarded.

Number of Directors

The number of directors that constitutes the entire board of directors of the post-combination company shall be fixed only by resolution of the post-combination company’s board of directors acting pursuant to a resolution adopted by a majority of the Whole Board. The “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships. The Second Amended and Restated Certificate of Incorporation divides the board of directors of the post-combination company into three classes of directors, as nearly equal as practicable, with each class being elected to a staggered three-year term. Directors serve until their successors are elected and qualified or until their earlier death, resignation, or removal from office.

The Sarcos Board shall consist of eight members. Directors serve until their successors are elected and qualified or until their earlier death, resignation, or removal from office.
Election of Directors

The Amended and Restated Bylaws require that the election of directors be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

At each election of Sarcos’ directors, the person receiving the greatest number of votes of the Corporation's common shares and preferred shares voting together, with the common shares having the number of votes prescribed to them by the Sarcos charter and the preferred shares, if any, having such number of votes as shall be equal to the number of common shares into which they could be converted at the time of such vote, up to the number of directors to be elected shall be the directors. Pursuant to the Utah Revised Business Corporations Act (the “URBCA”), directors are elected by the stockholders of Sarcos by a plurality of eligible votes cast, if a quorum exists.

Manner of Acting by Board

The Amended and Restated Bylaws provide that the affirmative vote of a majority of the directors present at a meeting at which a quorum is present is the act of the board of directors of the post-combination company.

Same as the post-combination company.
Removal of Directors

The Second Amended and Restated Certificate of Incorporation provides that a director may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least 66⅔% of the voting power of the issued and outstanding capital stock of the post-combination company entitled to vote in the election of directors.

Sarcos’ current voting agreement provides that a director may be removed without cause by the affirmative vote of the holders of the shares of the class or series of capital stock entitled to elect such director or directors, given either at a special meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders.

Nomination of Director Candidates

The Amended and Restated Bylaws provide nominations of persons for election to the board of directors of the post-combination company may be made only (1) pursuant to the post-combination Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the board of directors of the post-combination company; (3) as may be provided in the certificate of designations for any class or series of preferred stock; or (4) by any stockholder of the post-combination company who (A) is a stockholder of record at the time of giving of the notice; (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in the bylaws. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the post-combination company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the post-combination company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the post-combination company.

So long as at least 3,924,112 shares of preferred stock remain outstanding, the holder of preferred stock, voting as a separate class, shall be entitled to elect four members of Sarcos’ board of directors. Holders of the majority of the outstanding Sarcos Series A Preferred Stock (voting as a separate class) shall be entitled to designate two directors. Holders of the majority of the outstanding Sarcos Series B Preferred Stock (voting as a separate class) shall be entitled to designate one director. Holders of the majority of the outstanding Sarcos Series C Preferred Stock (voting as a separate class) shall be entitled to designate one director. Holders of the majority of the outstanding Sarcos Common Stock (voting as a separate class) shall be entitled to designate five directors.

Business Proposals by Stockholders

The Amended and Restated Bylaws provide the proposal of business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the post-combination company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the board of directors of the post-combination company; (3) as may be provided in the certificate of designations for any class or series of preferred stock; or (4) by any stockholder of the post-combination company who (A) is a stockholder of record at the time of giving of the notice; (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in the bylaws. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the post-combination company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual

Sarcos’ current bylaws provide that any proper business may be transacted at the annual meeting. Shareholders are permitted to act by written consent.

meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the post-combination company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than

5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the post-combination company.

Special Meetings of the Board

The Amended and Restated Bylaws provide that special meetings of the board of directors of the post-combination company for any purpose or purposes may be called at any time by the Chairperson of the Board, the chief executive officer, the secretary or a majority of the Whole Board. The notice need not specify the place of the meeting (if the meeting is to be held at the post-combination company’ principal executive office) nor the purpose of the meeting, unless required by statute.

Sarcos’ current bylaws provide that special meetings of the Sarcos Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, or a majority of directors then in office. The notice need not specify the business to be transacted at nor the purpose of the meeting, unless required by statute.

Special Meetings of Stockholders

The Amended and Restated Bylaws and Second Amended and Restated Certificate of Incorporation provide that special meetings of the post-combination company’ stockholders may be called only by the Chairperson of the Board, the Chief Executive Officer or board of directors of the post-combination company acting pursuant to a resolution adopted by a majority of the Whole Board, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied.

Sarcos’ current bylaws provide that a special meeting of the shareholders may be called at any time by the board, Chairperson of the Board, Chief Executive Officer, President or by one or more shareholders holding shares in the aggregate entitled to cast not less than 25% of the votes at that meeting. Notice of the special meeting shall include a description of the purpose for which the meeting is called.

Manner of Acting by Stockholders

The Amended and Restated Bylaws require that all matters other than the election of directors be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, or applicable stock exchange rules, a different vote is required, in which case such provision governs and controls the decision of such matter.

The URBCA provides that, provided a quorum exists, other matters that require a vote are approved by a voting group if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the URBCA require a greater number of affirmative votes. URBCA 16-10a-725(3).

Stockholder Action Without Meeting

The Amended and Restated Bylaws provide that any action required or permitted to be taken by the stockholders of the post-combination company must be effected at a duly called annual or special meeting of such stockholders and may not be effected by any consent in writing by such stockholders.

Sarcos’ current bylaws provide that any action required or permitted to be taken by the shareholders may be taken at any annual or special meeting of such shareholders or by written consent.

State Anti-Takeover Statutes

The Second Amended and Restated Certificate of Incorporation does not opt out of the provisions of Section 203 of the DGCL, which, subject to certain exceptions, would prohibit a company that opts in from engaging in specified business combinations with any interested stockholder for a period of three years following the time that such stockholder became an interested

The URBCA provides that, with limited exceptions, the board of directors of a company is required to submit any plan of merger, share exchange, or sale of all or substantially all of the assets of the company to the shareholders of the company for their approval by majority vote.

Under Sections 16-10a-1801 to 16-10a-1804 of the Utah Code,

stockholder, unless the business combination or transaction in which such stockholder became an interested stockholder is approved in a prescribed manner.

a domestic corporation that has a class of voting stock registered with the Securities and Exchange Commission is prohibited from entering into a business combination, such as a merger, consolidation, recapitalization, asset sale, or disposition of stock, with any person that meets the definition of interested shareholder, including any entity that is, or after the business combination would be, an affiliate or associate of an interested shareholder, for a period of five years after the date such person became an interested shareholder, unless the business combination is approved in a prescribed manner.

Sarcos is also subject to the Utah Control Shares Acquisitions Act (“USCAA”) regulating corporate takeovers, which states that any person who proposes to make or has made a control share acquisition (as defined in the UCSAA) may deliver an acquiring person statement to the public corporation. After the acquiring person statement has been delivered to the corporation, the corporation must call a meeting of the shareholders to vote on the proposed acquisition. The proposed acquisition must be approved by each voting group entitled to vote, voting separately, by a majority of the votes entitled to be cast by that group (excluding all interested shares).

Indemnification of Directors and Officers

The Second Amended and Restated Certificate of Incorporation provides that to the fullest extent permitted by applicable law, any director of the post-combination company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director of the post-combination company or is or was serving at the request of the post-combination company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. the post-combination company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the board of directors of the post-combination company. The post-combination company shall also have the power to indemnify, to the extent permitted by applicable law, any officer, employee or agent of the post-combination company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the post-combination company or is or was serving at the request of the post-combination company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

The post-combination company shall pay expenses (including attorneys’ fees) incurred by an officer or director of the post-

Sarcos’ current charter provides that Sarcos shall indemnify all directors and officers whom it shall have the power to indemnify thereunder for and against any and all of the expenses, liabilities, or other matters referred to therein or covered thereby.  Subject to the provisions of the URBCA, Sarcos shall advance, other than in non-derivative actions initiated by Sarcos against such director or officer, the reasonable expenses to its directors and officers to the extent permitted by the URBCA.  Subject to the provisions of the URBCA, Sarcos may advance, other than in non-derivative actions initiated by Sarcos against such employee, agent or other person, the reasonable expenses to its employees, agents, and other persons permitted to be indemnified by Sarcos to the extent permitted by the URBCA. Such right to indemnification and advancement of expenses may continue as to a person who has ceased to be a director or officer of Sarcos, and shall inure to the benefit of the heirs, executives and administrators of such persons.

Pursuant to Section 16-10a-841 of the URBCA, the directors shall have no personal liability for monetary damages for any action or failure to take any action; provided, however, that notwithstanding the foregoing, directors may be personally liable for monetary damages for: (1) the amount of financial benefit received by a director to which the director is not entitled; (2) an intentional infliction of harm on Sarcos or shareholders; (3) voting for an unlawful distribution as defined by Section 16-10a-640 of the URBCA, and laws amendatory thereto; (4) an intentional violation of criminal law; (5) breach of the director’s fiduciary duty or duty of loyalty; or (6) otherwise not acting in good faith or in a manner the director reasonably believes to be in the best interests of Sarcos in violation of Section 16-10a-840 of the URBCA, and laws amendatory thereto.

combination company in defending any Proceeding in advance of the final disposition of such Proceeding upon receipt of a written request therefor and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified, subject to limitations set forth the Amended and Restated Bylaws.

Limitation on Liability of Directors

The Second Amended and Restated Certificate of Incorporation provides that to the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the post-combination company shall not be personally liable to the post-combination company or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the post-combination company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Sarcos’ current charter provides that to the fullest extent permitted by the URBCA as the same exists or as may hereafter be amended, a director of Sarcos shall not be personally liable to Sarcos or its shareholders for monetary damages for a breach of fiduciary duty as a director. If the URBCA is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of Sarcos shall be eliminated or limited to the fullest extent permitted by the URBCA, as so amended.

Amendments to Bylaws

The Amended and Restated Bylaws provide that the bylaws may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the post-combination company to alter, amend or repeal, or adopt any bylaw inconsistent with certain provisions of the bylaws, including: meetings of stockholders; powers, number and removal of directors; director resignations and vacancies; indemnification; and forum selection. The board of directors of the post-combination company shall also have the power to adopt, amend or repeal bylaws.

Sarcos’ current charter and bylaws provide that the bylaws may be adopted, amended or repealed by the shareholders entitled to vote or by Sarcos’ board of directors.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our Common Stock as of [●], 2021 (pre-Business Combination) and (ii) expected beneficial ownership of our Common Stock immediately following consummation of the Business Combination (post-Business Combination), assuming that no public shares of the Company are redeemed, and alternatively the maximum number of shares of the Company are redeemed, by:

•	each person who is, or is expected to be after the Business Combination, the beneficial owner of more than five percent (5%) of the outstanding shares of our Common Stock;
•	each of our current named executive officers and directors;
•	each person who will become a named executive officer or director of the post-combination company; and
•	all officers and directors of the Company, as a group, and of the post-combination company, as a group.

Beneficial ownership is determined according to SEC rules, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of our Common Stock pre-Business Combination is based on [34,500,000] shares of Common Stock (including Founder Shares) issued and outstanding as of the record date.

The expected beneficial ownership of shares of our Common Stock post-Business Combination assuming none of the public shares are redeemed has been determined based upon the following: (i) that no public stockholders exercise their redemption rights, (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combination), (iii) that 22,000,000 shares of Common Stock are issued to the PIPE Investors, (iv) that [●] shares of Common Stock are issued to the Sarcos Equity Holders (including shares issuable upon the including shares of Common Stock issuable upon the exercise of outstanding Sarcos Options within sixty (60) days from [●], 2021 and assuming no Financing Shares or Earn-Out Shares are issued), (v) the Rotor Restricted Stockholders forfeit 494,040 Founder Shares immediately prior to the consummation of the Business Combination, and (vi) there will be an aggregate of [●] shares of the post-combination company’s Common Stock issued and outstanding at Closing.

The expected beneficial ownership of shares of Common Stock post-Business Combination assuming the maximum number of public shares have been redeemed has been determined based on the following: (i) that holders of 27,600,000 public shares exercise their redemption rights (maximum redemption scenario), (ii) that none of the investors set forth in the table below has purchased or purchases shares of Common Stock (pre- or post-Business Combination), (iii) that 22,000,000 shares of Common Stock are issued to the PIPE Investors, (iv) that [●] shares of Common Stock are issued to the Sarcos Equity Holders (including shares issuable upon the including shares of Common Stock issuable upon the exercise of outstanding Sarcos Options within sixty (60) days from [●], 2021 and assuming no Financing Shares or Earn-Out Shares are issued), (v) the Rotor Restricted Stockholders forfeit 494,040 Founder Shares immediately prior to the consummation of the Business Combination, and (vi) there will be an aggregate of [●] shares of the post-combination company’s Common Stock issued and outstanding at Closing.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of Common Stock or Common Stock beneficially owned by them.

	Before the Business Combination		After the Business Combination
			Assuming No Redemptions			Assuming Maximum Redemptions
Name and Address of Beneficial Owners(1)	Number of Shares(2)%		Number of Shares	%		Number of Shares	%
Directors and Officers of the Company
Brian D. Finn(3) (11)	6,109,616	17.7%	14,814,773	[●]	%	14,814,773	[●]	%
Stefan M. Selig(4) (12)	—	—	25,000	*		25,000	*
Amy Salerno(4)	—	—	—	—		—	—
Sam S. Potter(4)	—	—	—	—		—	—
John D. Howard(4) (13)	—	—	335,716	*		335,716	*
David J. Berkman(4)	—	—	—	—		—	—
Kim S. Fennebresque(4)	—	—	—	—		—	—
All Directors and Executive Officers as a Group (7 individuals)	6,109,616	17.7%	15,175,489	[●]	%	15,175,489	[●]	%

Directors and Officers of the Post- Combination Company
Benjamin G. Wolff(5)	—	—	[●]	[●]	%	[●]	[●]	%
Brian D. Finn(3) (11)	6,109,616	17.7%	14,814,773	[●]	%	14,814,773	[●]	%
Peter Klein	—	—	—	—		—	—
Laura J. Peterson	—	—	—	—		—	—
Admiral Eric T. Olson (Ret.)	—	—	—	—		—	—
Dennis Weibling(6)	—	—	[●]	[●]	%	[●]	[●]	%
Matthew Shigenobu Muta	—	—	—	—		—	—
Priya Balasubramaniam	—	—	—	—		—	—
Steven Hansen	—	—	—	—		—	—
Marian Joh	—	—	—	—		—	—
Kristi Martindale	—	—	—	—		—	—
Dr. Fraser Smith(7)	—	—	[●]	[●]		[●]	[●]	%
All Directors and Executive Officers as a Group (12 individuals)	6,109,616	17.7%	[●]	[●]	%	[●]	[●]	%

Five Percent Holders
Rotor Sponsor LLC(3)	6,109,616	17.7%	5,672,168	[●]	%	5,672,168	[●]	%
Millennium Management LLC(8)	1,689,581	4.9%	2,661,285	[●]	%	2,661,285	[●]	%
Empyrean Capital Overseas Master Fund, Ltd.(9)	1,380,100	4.0%	1,380,100	[●]	%	1,380,100	[●]	%
Kenneth Griffin(10)	1,639,314	4.8%	1,639,314	[●]	%	1,639,314	[●]	%
BlackRock, Inc.(14)	1,695,192	4.9%	16,666,896	[●]	%	16,666,896	[●]	%
				[●]			[●]
Rotor-Sarcos, LLC(15)	—	—%	8,776,889	[●]	%	8,776,889	[●]	%
Mare’s Leg Capital LLC(16)	—	—%	[●]	[●]	%	[●]	[●]	%
Marc Olivier(17)	—	—%	[●]	[●]	%	[●]	[●]	%
DIG Investments XVIII AB(18)	—	—%	11,502,118	[●]	%	11,502,118	[●]	%
Schlumberger Technology Corporation(19)	—	—%	8,034,041	[●]	%	8,034,041	[●]	%

*       Less than one percent.

(1)	Unless otherwise noted, the business address of each of our stockholders is c/o Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174.
(2)

Interests shown includes Founder Shares, classified as Class B Common Stock. Such shares will automatically convert into Common Stock concurrent with our initial business combination as described in the section entitled “Description of Securities.”

The information on the approximate percentage ownership of our outstanding common stock is of our Class A Common Stock and Class B Common Stock on a combined basis.
(3)

Brian D. Finn is the managing member of Rotor Sponsor LLC. As such, he has sole voting and dispositive power over the Founder Shares owned by Rotor Sponsor LLC. Mr. Finn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(4)

Each of these individuals has invested in and is a member of our Sponsor. Each individual disclaims beneficial ownership of the Founder Shares held by the Sponsor except to the extent of any pecuniary interest therein.

(5)

Consists of (a) 14,723,671 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by Mare’s Leg Capital, LLC (“MLC”) an entity wholly owned by Mr. Wolff and his spouse Julie Wolff; (b) 5,190,903 shares of Sarcos Common Stock to be issued in exchange for Sarcos Common Stock held by Mr. Wolff; (c) [●] shares of Common Stock underlying restricted stock units that will be issued in exchange for Sarcos restricted stock units scheduled to vest within 60 days of [●]; (d) the issuance of 50,000 shares of Common Stock of the post-combination company in the PIPE Financing pursuant to a Subscription Agreement by and between the Company and MLC; and (e) [●] shares of Common stock underlying options held by Julie Wolff issued in exchange for Sarcos Options scheduled to vest within 60 days of [●]. The business address of Mr. Wolff and MLC is 360 Wakara Way, Salt Lake City, Utah 84108.

(6)

Consists of (a) 716,625 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by Mr. Weibling; (b) [●] shares of Common Stock underlying options issued in exchange for Sarcos Options scheduled to vest within 60 days of [●]; (c) the issuance of 50,000 shares of Common Stock in the post-combination company in the PIPE Financing pursuant to a Subscription Agreement by and between the Company and the Weibling Living Trust; and (d) 2,237,269 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by JVSV, LLC. Mr. Weibling has sole voting and dispositive power over the shares held by each of the Weibling Living Trust and JVSV, LLC. The business address of Mr. Weibling is 360 Wakara Way, Salt Lake City, Utah 84108.

(7)

Consists of (a) 14,184,570 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by Dr. Smith and (b) [●] shares of Common Stock underlying restricted stock units that will be issued in exchange for Sarcos restricted stock units scheduled to vest within 60 days of [●]. The business address of Dr. Smith is 360 Wakara Way, Salt Lake City, Utah 84108.

(8)

Represents shares beneficially owned by Integrated Core Strategies (US) LLC (“Integrated Core Strategies”) as a result of their holding 1,355,034 shares of Class A Common Stock and 243,851 units and ICS Opportunities, Ltd. (“ICS Opportunities”) as a result of their holding 90,696 shares of Class A Common Stock. Millennium International Management LP (“Millennium International Management”) is the investment manager to ICS Opportunities and may be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Management LLC (“Millennium Management”) is the general partner of the managing member of Integrated Core Strategies and may be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies. Millennium Management is also the general partner of the 100% owner of ICS Opportunities and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. Millennium Group Management LLC (“Millennium Group Management”) is the managing member of Millennium Management and may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies. Millennium Group Management is also the general partner of Millennium International Management and may also be deemed to have shared voting control and investment discretion over securities owned by ICS Opportunities. The managing member of Millennium Group Management is a trust of which Israel A. Englander currently serves as the sole voting trustee. Therefore, Mr. Englander may also be deemed to have shared voting control and investment discretion over securities owned by Integrated Core Strategies and ICS Opportunities. The business address of each of the above entities and Mr. Englander is: c/o Millennium Management LLC, 399 Park Avenue, New York, NY 10022. Post-Business Combinations figures include (i) the impact of the Waiver Agreement, whereby (x) Founder Shares are converted into Class A Common Stock on a one-to-one basis and (y) the forfeiture of 28,296 Founder Shares concurrently with the consummation of the Business Combination and (ii) the issuance of 1,000,000 shares of Common Stock of the post-combination company in the PIPE Financing pursuant to that certain Subscription Agreement by and between the Company and Integrated Core Strategies.

(9)

According to a Schedule 13G filed with the SEC on February 5, 2021 on behalf of Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”).  Empyrean Capital Partners, LP (“ECP”) serves as investment manager to ECOMF with respect to the shares held by ECOMF and may be deemed to have shared voting control and investment discretion over securities held by ECOMF. Amos Meron serves as the managing member of ECP and may also be deemed to have shared voting control and investment discretion over securities held by ECOMF. The business address of each of the above entities and Mr. Meron is: 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067. Share ownership prior to the Business Combination represents 5.0% of the issued and outstanding Class A Common Stock of the Company.

(10)

The information regarding the beneficial ownership of Kenneth Griffin is based on the Schedule 13G filed on April 7, 2021 jointly with the SEC by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), CALC IV LP (“CALC4”), and Citadel Securities GP LLC (“CSGP”) with respect to shares of common stock of the Company owned by Citadel Multi-Strategy Equities Master Fund Ltd., a Cayman Islands company (“CM”). Citadel Advisors is the portfolio manager for CM. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. According to this Schedule 13G,

Citadel Advisors has (i) sole power to vote 0 shares of common stock, (ii) shared power to vote 1,455,557 shares of Class A Common Stock, (iii) sole power to dispose of 0 shares of Class A Common Stock, and (iv) shared power to dispose of 1,455,557 shares of Class A Common Stock; CAH has (i) sole power to vote 0 shares of Class A Common Stock, (ii) shared power to vote 1,455,557 shares of Class A Common Stock, (iii) sole power to dispose of 0 shares of Class A Common Stock, and (iv) shared power to dispose of 1,455,557 shares of Class A Common Stock; CGP has (i) sole power to vote 0 shares of Class A Common Stock, (ii) shared power to vote 1,455,557 shares of Class A Common Stock, (iii) sole power to dispose of 0 shares of Class A Common Stock, and (iv) shared power to dispose of 1,455,557 shares of Class A Common Stock; Citadel Securities has (i) sole power to vote 0 shares of Class A Common Stock, (ii) shared power to vote 183,757 shares of Class A Common Stock, (iii) sole power to dispose of 0 shares of Class A Common Stock, and (iv) shared power to dispose of 183,757 shares of Class A Common Stock; CALC4 has (i) sole power to vote 0 shares of Class A Common Stock, (ii) shared power to vote 183,757 shares of Class A Common Stock, (iii) sole power to dispose of 0 shares of Class A Common Stock, and (iv) shared power to dispose of 183,757 shares of Class A Common Stock; CSGP has (i) sole power to vote 0 shares of Class A Common Stock, (ii) shared power to vote 183,757 shares of Class A Common Stock, (iii) sole power to dispose of 0 shares of Class A Common Stock, and (iv) shared power to dispose of 183,757 shares of Class A Common Stock; and Kenneth Griffin has (i) sole power to vote 0 shares of Class A Common Stock, (ii) shared power to vote 1,639,314 shares of Class A Common Stock, (iii) sole power to dispose of 0 shares of Class A Common Stock, and (iv) shared power to dispose of 1,639,314 shares of Class A Common Stock. The address for each of Kenneth Griffin, Citadel Advisors, CAH, CGP, Citadel Securities, CALC4, and CSGP is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.  Share ownership prior to the Business Combination represents 5.9% of the issued and outstanding Class A Common Stock of the Company.

(11)

Brian D. Finn is the administrator of Marstar Investments LLC (“Marstar”), which (i) holds a Sarcos Warrant that may be net exercised for 60,417 shares of Sarcos Common Stock, (ii) is a member of Rotor Sponsor LLC, (iii) is a member of Rotor-Sarcos, LLC, and (iv) entered into a Subscription Agreement with the Company to purchase 130,000 shares of Common Stock of the post-combination company in the PIPE Financing.  Mr. Finn is also the managing member of Rotor Sponsor LLC and has shared control of Rotor-Sarcos, LLC.  As such, he has sole voting and dispositive power over the Founder Shares owned by Rotor Sponsor LLC, has shared voting and dispositive power over the Common Stock of the post-combination company that will be held by Rotor-Sarcos, LLC, and has sole voting and dispositive power over the Common Stock of the post-combination company that will be directly held by Marstar (including the Sarcos Warrants held by Marstar that will be net exercised in connection with the consummation of the Business Combination and converted into the right to receive 235,716 shares of Common Stock of the post-combination company). Mr. Finn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(12)	Mr. Selig entered into a Subscription Agreement with the Company to purchase 100,000 shares of Common Stock of the post-combination company in the PIPE Financing.
(13)

Mr. Howard currently holds a Sarcos Warrant that that may be net exercised for 60,417 shares of Sarcos Common Stock and entered into a Subscription Agreement with the Company to purchase 100,000 shares of Common Stock of the post-combination company in the PIPE Financing.  In connection with the consummation of the Business Combination, his Sarcos Warrants will be net exercised and in consideration thereof, Mr. Howard will be issued 235,716 shares of Common Stock of the post-combination company.

(14)

The registered holders of the referenced shares are funds and accounts under management by subsidiaries of BlackRock, Inc.  BlackRock, Inc. is the ultimate parent holding company of such subsidiaries.  On behalf of such subsidiaries, the applicable portfolio managers, as managing directors (or in other capacities) of such entities, and/or the applicable investment committee members of such funds and accounts, have voting and investment power over the shares held by the funds and accounts which are the registered holders of the referenced shares.  Such portfolio managers and/or investment committee members expressly disclaim beneficial ownership of all shares held by such funds and accounts. The address of such funds and accounts, such subsidiaries and such portfolio managers and/or investment committee members is 55 East 52nd Street, New York, NY 10055.

(15)

Brian D. Finn has shared control of Rotor-Sarcos, LLC. As such, has shared voting and dispositive power over the Founder Shares owned by Rotor-Sarcos, LLC.  Mr. Finn disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(16)

Consists of (a) 14,723,671 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by MLC and (b) the issuance of 50,000 shares of Common Stock of the post-combination company in the PIPE Financing pursuant to a Subscription Agreement by and between the Company and MLC. Ben Wolff and Julie Wolff have voting and investment control over the shares held by MLC. The business address of Mr. Wolff and MLC is 360 Wakara Way, Salt Lake City, Utah 84108.

(17)

Consists of (a) 14,497,783 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by Dr. Olivier and (b) [●] shares of Common Stock underlying restricted stock units that will be issued in exchange for Sarcos restricted stock units scheduled to vest within 60 days of [●]. Dr. Olivier’s business address is 360 Wakara Way, Salt Lake City, Utah 84108 .

(18)

Consists of 11,502,118 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by DIG Investments XVIII AB (“DIG”). Martin HP Söderström has voting or investment control over the shares held by DIG. The business address of DIG and Mr. Söderström is Box 55998, 102 16 Stockholm, Sweden.

(19)

Consists of (a) 7,934,041 shares of Common Stock to be issued in exchange for Sarcos Common Stock held by Schlumberger  Technology Corporation (“Schlumberger”) and (b) 100,000 shares of Common Stock to be purchased in the PIPE Financing by Schlumberger. Schlumberger Holdings Corporation is the sole stockholder of Schlumberger. Schlumberger B.V. is the sole stockholder of Schlumberger Holdings Corporation. Schlumberger N.V. (Schlumberger Limited) is the sole stockholder of Schlumberger B.V. Schlumberger N.V. (Schlumberger Limited) owns, directly or indirectly, all of the equity interests of Schlumberger. Schlumberger N.V. (Schlumberger Limited) has voting or investment control over the shares held by Schlumberger. The business address for Schlumberger and Schlumberger Holdings Corporation is 300 Schlumberger Drive, Sugar Land, Texas 77478. The business address for Schlumberger BV is Parkstraat 83, 2514 JG The Hague, NL. The business address for Schlumberger N.V. (Schlumberger Limited) is 5599 San Felipe, 17th Floor, Houston, Texas 77056.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Related Party Transactions

Founder Shares and Private Placement Warrants

In September 2020, the Sponsor paid an aggregate of $25,000, or approximately $0.004 per share, in exchange for the issuance of 5,750,000 Founder Shares. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of this offering. In January 2021, we effectuated a stock dividend of 0.2 Founder Shares for each outstanding Founder Share, resulting in there being an aggregate of 6,900,000 Founder Shares outstanding. Of the 6,900,000 Founder Shares, the Sponsor had agreed to forfeit an aggregate of up to 900,000 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters. As of January 20, 2021, the underwriter exercised its over-allotment option in full. As a result, these 900,000 Founder Shares are no longer subject to forfeiture.  Simultaneously with the closing of the Initial Public Offering, the Company issued 790,384 Founder Shares to the BlackRock and Millennium Holders pursuant to the BlackRock Letter Agreement and Millennium Letter Agreement and cancelled a like number of shares of Founder Shares owned by the Sponsor.

Simultaneously with the closing of the Initial Public Offering, the Rotor Restricted Stockholders purchased an aggregate of 7,270,000 Private Placement Warrants, each exercisable to purchase one share of Class A Common Stock at a price of $11.50 per share, and the BlackRock and Millennium Holders purchased Founder Shares, in each case in a private placement. The Company received an aggregate of $7,270,000 from the sale of Private Placement Warrants to the Rotor Restricted Stockholders and sale of Founder Shares to the BlackRock and Millennium Holders.  The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.  At the closing of the Private Placement, on January 20, 2021, $212,308 of excess funding was due to be repaid to the Sponsor.

Founders Letter Agreement

In connection with our Initial Public Offering, the Sponsor and our directors and officers (collectively, the “Original Founders”) entered into a letter agreement with us, whereby the Original Founders agreed to vote their shares of Common Stock in favor of an initial business combination, including the Business Combination and proposals set forth in this proxy statement.  In addition to voting obligations, the Original Founders agreed to certain lock-up and transfer restrictions with respect to their Founder Shares and Private Placement Warrants.  They agreed that Founder shares may not be transferred until the earlier of (i) one year after the completion of our initial business combination or (ii) the date on which we complete a liquidation, merger, capital stock exchange or other similar transaction after our initial business combination that results in all of our stockholders having the right to exchange their Class A Common Stock for cash, securities or other property; except to certain permitted transferees as set forth in the Founders Letter Agreement.  Notwithstanding the foregoing, if the last reported sale price of our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, the converted Founder Shares will be released from the lock-up.  Private Placement Warrants (including underlying shares of Class A Common Stock) are subject to a 30 day lock-up period following the consummation of an initial business combination.  Those Original Founders who are also Specified Sarcos Equity Holders are subject to the restrictions set forth in the Other Lock-Up Agreements upon distribution of any Common Stock of the post-combination company or Private Placement Warrants by the Sponsor to such persons. For more information regarding the Other Lock-Up Agreements, see the section entitled “Proposal No. 1—Approval of the Business Combination—Other Agreements—Other Lock-Up Agreements” and Annex G-2.

Additionally, the Sponsor agreed to be liable to the Company if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our taxes, if any, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act.

For more information, including certain lock-ups with respect to the BlackRock and Millennium Holders, see the section entitled “Description of Securities—Restrictions on Transfers of Founder Shares and Private Placement Warrants.”

Existing Registration Rights Agreement

We have entered into the Registration Rights Agreement with respect to the Private Placement Warrants and the shares of Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the Founder Shares. Pursuant to the Registration Rights Agreement, the Rotor Restricted Stockholders and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Subscription Agreements

Messrs. Finn, Howard and Selig, each directors of the Company, are participants in the PIPE Financing and have executed Subscription Agreements with the Company.  Mr. Finn, through an investment vehicle held indirectly by family trusts (to which he is not a beneficiary), has subscribed for 130,000 shares of Common Stock of the Company for an aggregate purchase price of $1.3 million.  Mr. Howard has subscribed for 100,000 shares of Common Stock of the Company for an aggregate purchase price of $1 million.  Mr. Selig has subscribed for 25,000 shares of Common Stock of the Company for an aggregate purchase price of $250,000.  For more information regarding the Subscription Agreements, see the section entitled “Proposal No. 1—Approval of the Business Combination—Other Agreements—Subscription Agreements (PIPE Financing)” and Annex D.

Related Party Loans

In order to finance transaction costs in connection with an intended initial business combination, our Sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds on a non-interest bearing basis as may be required. If we complete an initial business combination, we would repay such loaned amounts (collectively, the “Working Capital Loans”).  Pursuant to the Merger Agreement, the Company may incur up to $1,500,000 in working capital loans, provided that such loans are non-interest bearing and do not have any prepayment or repayment premiums, penalties, breakage or similar costs if it were to be prepaid or repaid in full.

In the event that the initial business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from our Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of the Working Capital Loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period.

On September 14, 2020, the Sponsor agreed to loan the Company an aggregate of up to $150,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note is non-interest bearing and is payable on the earlier of (i) June 30, 2021, (ii) the consummation of the Initial Public Offering or (iii) the date on which the Company determines not to proceed with the Initial Public Offering. As of December 31, 2020, there was $105,336 in borrowings outstanding under the Promissory Note, which is currently due on demand, which were subsequently repaid at the closing of the initial public offering.

Sarcos Related Party Transactions

Series C Preferred Stock Financing

Between January and March 2020, Sarcos sold an aggregate of 3,552,228 shares of Sarcos’ Series C Preferred Stock at a purchase price of $11.3243 per share to accredited investors for an aggregate purchase price of approximately $40 million (the “Series C Financing”). Each share of Sarcos’ Series C Preferred Stock will convert automatically into shares of common stock of the Company in connection with the completion of the Business Combination, as provided in the Merger Agreement.

The following table summarizes purchases of Sarcos’ Series C Preferred Stock by related parties:

Shareholder	Shares of Series C Preferred Stock	Total Purchase Price
Caterpillar Venture Capital Inc. (1)	220,764	$2,499,997.77
Dennis Weibling (2)	88,305	$999,992.32
DIG Investments XVIII AB (3)	203,104	$2,300,010.63
Rotor-Sarcos, LLC (4)	1,743,531	$19,744,268.12
Schlumberger Technology Corporation (5)	44,152	$499,990.50

(1)

Michael Young is a member of the Sarcos board of directors and was a member of the Sarcos board of directors at the time of the Series C Financing. Mr. Young is affiliated with Caterpillar Venture Capital, Inc.

(2)	Dennis Weibling is a member of the Sarcos board of directors and is expected to be a member of the board of directors of the post-combination company.

(3)

Michael Young is a member of the Sarcos board of directors and was a member of the Sarcos board of directors at the time of the Series C Financing. Mr. Young was appointed to the Sarcos board of directors by DIG Investments XVIII AB.

(4)

Brian D. Finn, an investor in Rotor-Sarcos, LLC together with the other Specified Sarcos Equity Holders, joined the board of directors of Sarcos after the Series C Financing and resigned from the board of directors of Sarcos in January 2021. Mr. Finn is expected to serve on the Board of the post-combination company following the consummation of the Business Combination.

(5)	Iain Cooper was a member of the Sarcos board of directors at the time of the Series C Financing and was an employee of Schlumberger Technology Corporation.

Compensation Arrangements

Sarcos is party to offer letters, restricted stock unit award agreements and stock option agreements with Sarcos’ executive officers that, among other things, provide for certain change of control benefits. Sarcos has also granted stock options to Sarcos’ executive officers and Peter Klein and Dennis Weibling, each a member of the Sarcos board of directors. For additional information, please see “Executive and Director Compensation—Sarcos.”

Employment Arrangements with Immediate Family Members of Sarcos’ Executive Officers and Directors

Julie Wolff, spouse of Benjamin Wolff, Sarcos’ Chairman and Chief Executive Officer, has served as Sarcos’ Chief Legal Officer and been a member of Sarcos’ board of directors since September 2016. As Sarcos’ Chief Legal Officer, Ms. Wolff is responsible for legal and regulatory matters. During the years ended December 31, 2019 and December 31, 2020, Ms. Wolff received total compensation, including base salary, bonus and other compensation, of $189,615.59 and $197,231.05, respectively. Ms. Wolff is expected to serve as Chief Legal Officer of the post-combination company following the closing of the Business Combination.

Investors’ Rights Agreement

Sarcos is party to an Amended and Restated Investors’ Rights Agreement, dated January 31, 2020, pursuant to which, among other things, certain holders of Sarcos’ capital stock are entitled to certain rights with respect to the registration of their shares. These holders include all of the holders of preferred stock of Sarcos, including Mare’s Leg Capital, LLC, which is 100% owned by Benjamin Wolff, Sarcos’ Chairman and Chief Executive Officer and Julie Wolff, Sarcos’ Chief Legal Officer and spouse of Benjamin Wolff, Dennis Weibling, a member of Sarcos’ Board, DIG Investments XVIII AB, Rotor-Sarcos, LLC, Caterpillar Venture Capital, Inc., GE Ventures LLC and Schlumberger Technology Corporation. The Amended and Restated Investors’ Rights Agreement will be terminated in connection with the proposed Business Combination.

Voting Agreement

Sarcos is party to an Amended and Restated Voting Agreement, dated January 31, 2020, pursuant to which, among other things, certain holders of Sarcos’ capital stock are entitled to certain rights with respect to election of the members of the board of directors of Sarcos (prior to the consummation of the proposed Business Combination). These holders include all of the holders of preferred stock of Sarcos, including Mare’s Leg Capital, LLC, which is 100% owned by Benjamin Wolff, Sarcos’ Chairman and Chief Executive Officer and Julie Wolff, Sarcos’ Chief Legal Officer and spouse of Benjamin Wolff, Dennis Weibling, a member of Sarcos’ board of directors, DIG Investments XVIII AB, Rotor-Sarcos, LLC, Caterpillar Venture Capital, Inc., GE Ventures LLC and Schlumberger Technology Corporation. Per the terms of the Amended and Restated Voting Agreement, Rotor-Sarcos, LLC, DIG Investments XVIII AB, Schlumberger Technology Corporation and JVSV, LLC (which is affiliated with Dennis Weibling) are each entitled to designate one director to the board of directors of Sarcos. The Amended and Restated Voting Agreement will be terminated in connection with the proposed Business Combination.

Right of First Refusal and Co-Sale Agreement

Sarcos is a party to an Amended and Restated Right of First Refusal and Co-Sale Agreement, as amended January 31, 2020, pursuant to which certain holders of preferred stock have a right of first refusal and co-sale in respect of certain sales of securities by Sarcos’ common shareholders. These holders include all of the holders of preferred stock of Sarcos, including Mare’s Leg Capital, LLC, which is 100% owned by Benjamin Wolff, Sarcos’ Chairman and Chief Executive Officer and Julie Wolff, Sarcos’ Chief Legal Officer and spouse of Benjamin Wolff, Dennis Weibling, a member of Sarcos’ Board, DIG Investments XVIII AB, Rotor-Sarcos, LLC, Caterpillar Venture Capital, Inc., GE Ventures LLC and Schlumberger Technology Corporation. The Amended and Restated Right of First Refusal and Co-Sale Agreement will be terminated in connection with the proposed Business Combination.

Rotor-Sarcos, LLC Agreements

In connection with the Series C Financing, Sarcos and Rotor-Sarcos, LLC, the investment vehicle in which the Specified Sarcos Equity Holders hold their shares of preferred stock in Sarcos, entered into (i): a letter agreement, dated January 31, 2020, pursuant to which Rotor-Sarcos, LLC is entitled to certain information and observer rights (the “Side Letter”); (ii) warrants to purchase common shares of Sarcos’ Class A Common Stock, dated January 31, 2020 (the “Sarcos Warrants”, which have subsequently been distributed to certain Specified Sarcos Equity Holders by Rotor-Sarcos, LLC); and (iii) a consulting agreement, dated January 31, 2020, pursuant to which Rotor-Sarcos, LLC provides consulting services to Sarcos (the “Consulting Agreement”). Each of the Side Letter and the Consulting Agreement will be terminated in connection with the Business Combination. Rotor-Sarcos, LLC transferred all of its rights under the Warrant to its members.

Prior to the signing of the Merger Agreement, the holders of the Sarcos Warrants provided notice to Sarcos that they would net exercise the Sarcos Warrants in connection with the closing of the Business Combination, effective immediately prior to the closing of the Business Combination.

PIPE Financing

In connection with the Business Combination, Rotor entered into Subscription Agreements with the PIPE Investors to consummate the PIPE Financing, pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Rotor agreed to issue and sell to the PIPE Investors, an aggregate of 22,000,000 shares of Common Stock at a price of $10,00 per share. Mare’s Leg Capital has entered into a Subscription Agreement for 50,000 shares of Common Stock at a total purchase price of $500,000. Schlumberger Technology Corporation has entered into a Subscription Agreement for 100,000 shares of Common Stock at a total purchase price of $1,000,000. Affiliates of DIG Investments XVIII AB have entered into a Subscription Agreement for 1,500,000 shares of Common Stock at a total purchase price of 15,000,000. Brian D. Finn and John D. Howard, members of Rotor-Sarcos, LLC, have entered into Subscription Agreements (directly or indirectly) for an aggregate of 230,000 shares of Common Stock, for an aggregate purchase price of $2,300,000.

Group Delphi Services Agreement

Sarcos is party to a Services Agreement with Group Delphi, dated December 18, 2019, pursuant to which Group Delphi provided certain products and services, including building a booth for Sarcos’ use in trade shows. During the fiscal year ended December 31, 2020, Sarcos paid Group Delphi $168,654.60 for such services. $1,062.75 in fees have been paid by Sarcos to Group Delphi thus far in 2021. Byrne Sanford, the brother-in-law of Benjamin Wolff, worked for Group Delphi as an Account Executive. Group Delphi is not providing any ongoing services to Sarcos, and Sarcos does not currently expect to request additional services pursuant to the Services Agreement.

Sparks Marketing Group Services Agreement

Following the acquisition of Group Delphi’s trade group and events division by Sparks Marketing Group Corp. (“Sparks Group”), Sarcos entered into a Master Services Agreement with Sparks Group, dated May 16, 2021, pursuant to which Sparks Group will provide certain goods and services, including buildout, branding, operations and maintenance of the Sarcos product roadshow. Sarcos expects to pay Sparks Group approximately $890,000 during fiscal years 2021 and 2022 for such services. Byrne Sanford, the brother-in-law of Benjamin Wolff, works for Sparks Group as Vice President Strategic Accounts.

Indemnification Agreements

Sarcos is currently party to indemnification agreements with Sarcos’ directors and executive officers. The post-combination company intends to enter into separate indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the proposed Amended and Restated Certificate of Incorporation and the proposed Amended and Restated Bylaws. These agreements, among other things, will require the post-combination company to indemnify the post-combination company’s directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the post-combination company’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the post-combination company’s request. For more information, please see “Management After the Business Combination—Limitation of Liability and Indemnification of Officers and Directors.” We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. The limitation of liability and indemnification provisions in the proposed Amended and Restated Certificate of Incorporation and the proposed Amended and Restated Bylaws may discourage shareholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit the post-

combination company and its shareholders. A shareholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Post-Business Combination Policies and Procedures

Policies and Procedures for Related Person Transactions

The post-combination company will adopt a formal, written policy regarding related person transactions, which will become effective upon the completion of the Business Combination. This written policy regarding related person transactions will provide that a related person transaction is a transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, in which the post-combination company is a participant and in which a related person has, had or will have a direct or indirect material interest and in which the aggregate amount involved exceeds $120,000. The post-combination company’s policy will also provide that a related person means any of the post-combination company’s executive officers and directors (including director nominees), in each case at any time since the beginning of the post-combination company’s last fiscal year, or holders of more than 5% of any class of the post-combination company’s voting securities and any member of the immediate family of, or person sharing the household with, any of the foregoing persons. The post-combination company’s audit committee will have the primary responsibility for reviewing and approving or disapproving related person transactions. In addition to the post-combination company’s policy, the post-combination company’s audit committee charter that will be in effect upon the completion of the Business Combination will provide that the post-combination company’s audit committee shall review and approve or disapprove any related person transactions.

Limitation on Liability and Indemnification of Officers and Directors

Our Second Amended and Restated Certificate of Incorporation will provide that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our Second Amended and Restated Certificate of Incorporation will provide that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We will enter into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Second Amended and Restated Certificate of Incorporation. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification.

We expect to purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the Trust Account for any reason whatsoever (except to the extent they are entitled to funds from the Trust Account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the Trust Account or (ii) we complete an initial business combination.

Our indemnification obligations may discourage stockholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

PRICE RANGE OF SECURITIES AND DIVIDENDS

The Company

Price Range of the Company’s Securities

The Company’s units, Class A Common Stock and warrants are each traded on NYSE under the symbols “ROT.U,” “ROT” and “ROT.WS,” respectively. The Company’s units commenced public trading on January 15, 2021, and Class A ordinary shares and warrants began separate trading on March 8, 2021.

The following table sets forth, for the calendar quarter and years indicated, the high and low sales prices per Unit as reported on the NYSE for the period from January 15, 2021 (the first day on which Units began trading) through March 31, 2021, and for our Class A Common Stock and Warrants for the period from March 8, 2021 (the first day on which our Class A Common Stock and Warrants were traded separately) through March 31, 2021.

	Units (ROT.U)		Class A Common Stock (ROT)		Warrants (ROT.WS)
	High	Low	High	Low	High	Low
Quarter ended March 31, 2021	$10.90	$9.92	$9.95	$9.63	$0.98	$0.51

1.	Beginning on January 15, 2021 with respect to ROT.U
2.	Beginning on March 8, 2021 with respect to ROT and ROT.WS

Dividend Policy of the Company

The Company has not paid any cash dividends on our Common Stock to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of our Board at such time. Further, if we incur any indebtedness, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.

Sarcos

Historical market price information regarding Sarcos is not provided because there is no public market for its securities. For information about distributions paid by Sarcos to its equityholders, please see the sections entitled “Sarcos Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Cash Flows from Financing Activities.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of our independent registered public accounting firm, Marcum LLP, will be present at the annual meeting of the Company’s stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of our shares of Common Stock in connection with the Business Combination.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at Rotor Acquisition Corp., The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 or by telephone at (212) 818-8800, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2022 annual meeting of stockholders will be held no later than [●], 2022. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws. Assuming the meeting is held on or about [●], 2022, such proposals must be received by the Company at its offices at Rotor Acquisition Corp., The Chrysler Building, 405 Lexington Avenue, New York, New York 10174 no later than [●], 2022 and no earlier than [●], 2022.

Our current bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to us at the principal executive offices of the Company not later than the close of business on the 90th nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. Accordingly, for our 2022 annual meeting, assuming the meeting is held on [●], 2022, notice of a nomination or proposal must be delivered to us no later than [●], 2022 and no earlier than [●], 2022. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The chairman of our Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Upon consummation of the Business Combination and adoption of the Amended and Restated Bylaws, our bylaws will provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. To be timely, a stockholder’s notice must be delivered to us at the principal executive offices of the Company not later than the close of business on the 90th nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year (other than with respect to the 2022 annual meeting), notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of the annual meeting was first made by the Company. For purposes of such requirement, our Amended and Restated Bylaws will provide that the 2022 annual meeting of stockholders shall be deemed to have been held on the date of the Special Meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

Rotor Acquisition Corp.

The Chrysler Building, 405 Lexington Avenue

New York, New York 10174

(212) 818-8800

Attention: [●]

Email: [●]

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

470 West Avenue
Stamford, CT 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerage, please call collect: (203) 658-9400
Email: ROT.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by [●], in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to Sarcos has been supplied by Sarcos. Information provided by either the Company or Sarcos does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or Sarcos that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document filed separately by it with the SEC. The information incorporated by reference is deemed to be a part of this proxy statement, except for any information superseded by any information contained directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement as described below. This document incorporates by reference the following documents that have previously been filed with the SEC.

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed on March 31, 2021.
•	The Company’s Current Report on Form 8-K filed on January 20, 2021, February 1, 2021 and April 6, 2021.

In addition, the Company is incorporating by reference any documents it may file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this document and prior to the date of the Special Meeting. However, the Company is not incorporating by reference any information furnished (but not filed), except as otherwise specified herein. These subsequent filings with the SEC with automatically modify and supersede information in this proxy statement.

The Company files annual, quarterly and special reports, proxy statements and other business and financial information. You may obtain the information incorporated by reference and any other materials the Company files with the SEC without charge by following the instructions in the section entitled “Where You Can Find More Information” in this proxy statement.

Sarcos Corp. and Subsidiaries

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and the Board of Directors of

Rotor Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of Rotor Acquisition Corp. (the “Company”) as of January 20, 2021 (as restated) and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of January 20, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2020.

New York, NY

January 26, 2021, except for Note 2, as to which the date is May 14, 2021

ROTOR ACQUISITION CORP.
BALANCE SHEET
JANUARY 20, 2021 (AS RESTATED)

ASSETS
Current assets
Cash	$1,749,288
Prepaid expenses	12,500
Total Current Assets	1,761,788

Cash held in Trust Account	276,000,000
Total Assets	$277,761,788

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities – Accrued offering costs
Accrued expenses	$1,450
Accrued offering costs	47,000
Due to sponsor	212,308
Promissory note – related party	110,355
Total Current Liabilities	371,113

Warrant liabilities	29,708,700
Deferred underwriting fee payable	9,660,000
Total Liabilities	39,739,813

Commitments

Class A common stock subject to possible redemption, 23,302,197 shares at redemption value	233,021,970

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 70,000,000 shares authorized; 4,297,803 issued and outstanding (excluding 23,302,197 shares subject to possible redemption)	430
Class B common stock, $0.0001 par value; 12,500,000 shares authorized; 6,900,000 shares issued and outstanding	690
Additional paid-in capital	8,584,996
Accumulated deficit	(3,586,111)
Total Stockholders’ Equity	5,000,005
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$277,761,788

The accompanying notes are an integral part of the financial statement.

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Rotor Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on August 27, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of January 20, 2021, the Company had not yet commenced any operations. All activity for the period August 27, 2020 (inception) through January 20, 2021 relates to the Company’s formation and the proposed initial public offering (the “Initial Public Offering”).

The registration statements for the Company’s Initial Public Offering were declared effective on January 14, 2021. On January 20, 2021, the Company consummated the Initial Public Offering of 27,600,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 3,600,000 Units, at $10.00 per Unit, generating gross proceeds of $276,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,270,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Rotor Sponsor LLC, an affiliate of the Company’s officers and directors (the “Sponsor”), and two qualified institutional buyers, generating gross proceeds of $7,270,000, which is described in Note 4.

Transaction costs amounted to $15,562,855, consisting of $5,520,000 of underwriting fees, $9,660,000 of deferred underwriting fees and

$382,855 of other offering costs. In addition, cash of $1,749,288 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.

Following the closing of the Initial Public Offering on January 20, 2021, an amount of $276,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or don’t vote at all.

Notwithstanding the above, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within 18 months from the closing of the Initial Public Offering and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or

(ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until July 20, 2022 to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up,

(ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the

Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.00 per Public Share or (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic on the industry and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 – RESTATEMENT

During the course of preparing the quarterly report on Form 10-Q for the three-month period ended March 31, 2021, the Company identified a misstatement in its misapplication of accounting guidance related to the Company’s warrants in the Company’s previously issued audited balance sheet dated January 20, 2021, filed on Form 8-K on January 26, 2021 (the “Post-IPO Balance Sheet”).

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since their issuance on January 20, 2021, the Company’s warrants have been accounted for as equity within the Company’s previously reported balance sheets. After discussion and evaluation, including with the Company’s independent registered public accounting firm and the Company’s audit committee, management concluded that the warrants should be presented as liabilities with subsequent fair value remeasurement.

The Warrants were reflected as a component of equity in the Post-IPO Balance Sheet as opposed to liabilities on the balance sheet, based on the Company’s application of FASB ASC Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40). The views expressed in the SEC Staff Statement were not consistent with the Company’s historical interpretation of the specific provisions within its warrant agreement and the Company’s application of ASC 815-40 to the warrant agreement. The Company reassessed its accounting for Warrants issued on January 20, 2021, in light of the SEC Staff’s published views. Based on this reassessment, management determined that the Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in the Company Statement of Operations each reporting period.

The Company concluded that the misstatement was not material to the Post-IPO Balance Sheet and the misstatement had no material impact to any prior interim period. The effect of the revisions to the Post-IPO Balance Sheet is as follows:

	As
	Previously		As
	Reported	Adjustments	Restated
Balance sheet as of January 20, 2021 (audited)
Warrant Liability	$—	$29,708,700	$29,708,700
Ordinary Shares Subject to Possible Redemption	262,730,670	(29,708,700)	233,021,970
Class A Ordinary Shares	133	297	430
Additional Paid-in Capital	5,000,652	3,584,344	8,584,996
Accumulated Deficit	(1,470)	(3,584,641)	(3,586,111)

NOTE 3 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of January 20, 2021.

Cash Held in Trust Account

At January 20, 2021, the assets held in the Trust Account were held in cash.

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at January 20, 2021, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of January 20, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

NOTE 4 — INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 27,600,000 Units which includes a full exercise by the underwriters of their over- allotment option in the amount of 3,600,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per whole share (see Note 7).

NOTE 5 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and two qualified institutional investors have agreed to purchase an aggregate of 7,270,000 Private Placement Warrants, each exercisable to purchase one share of Class A common stock at a price of $11.50 per share, in a private placement. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

In connection with the foregoing, the Company has agreed to issue to the two qualified institutional investors an aggregate of 790,384 shares of Class B common stock upon consummation of the Proposed Public Offering. The Company will receive an aggregate of $7,270,000 from these sales of Private Placement Warrants and shares of Class B common stock.

NOTE 6 — RELATED PARTY TRANSACTIONS

Founder Shares

On September 15, 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 5,750,000 shares of Class B common stock (the “Founder Shares”). On January 14, 2021, the Company effected a stock dividend of 0.2 shares for each outstanding Founder Share, resulting in an aggregate of 6,900,000 Founder Shares outstanding. The Founder Shares include an aggregate of up to 900,000 shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment is not exercised in full or in part, so that the Sponsor will collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering). As a result of the underwriters’ election to fully exercise their over- allotment option no Founder Shares are currently subject to forfeiture.

The Sponsor has agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (1) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Due to Sponsor

At the closing of the Private Placement, on January 20, 2021, a $212,308 of excess funding was due to be repaid to the Sponsor.

Promissory Notes — Related Party

On September 14, 2020, the Sponsor agreed to loan the Company an aggregate of up to $150,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note is non-interest bearing and is payable on the earlier of (i) June 30, 2021, (ii) the consummation of the Initial Public Offering or (iii) the date on which the Company determines not to proceed with the Initial Public Offering. As of January 20, 2021, there were $110,355 amounts outstanding under the Note, which is currently due on demand. The outstanding balance under the Note of $110,355 was repaid on January 21, 2020.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants.

Executive Compensation

The Company entered into an agreement for the payment of salaries or consulting fees to its officers prior to a Business Combination of up to an aggregate of $300,000 for their services in assisting the Company in locating and consummating a Business Combination.

NOTE 7 — COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on January 14 2021, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter is entitled to a deferred fee of $0.35 per Unit, or $9,660,000 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 8 — STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At January 20, 2021, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue up to 70,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At January 20, 2021, there were 1,326,933 shares of Class A common stock issued and outstanding, excluding 26,273,067 shares of Class A common stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue up to 12,500,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At January 20, 2021, there were 6,900,000 shares of Class B common stock issued and outstanding.

Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law.

The shares of Class B common stock will automatically convert into shares of Class A common stock on the first business day following the completion of a Business Combination at a ratio such that the number of shares of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of shares of common stock issued and outstanding upon completion of the Initial Public Offering, plus (ii) the sum of (a) all shares of common stock issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or deemed issued by the Company in connection with or in relation to the completion of a Business Combination, excluding (1) any shares of Class A common stock or equity-linked securities exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in a Business Combination and any (2) Private Placement Warrants issued to the Sponsor or any of its affiliates upon conversion of Working Capital Loans minus (b) the number of public shares redeemed by public stockholders in connection with a Business Combination. In no event will the shares of Class B common stock convert into shares of Class A common stock at a rate of less than one to one.

NOTE 9 – WARRANTS

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A common stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than twenty business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the issuance of the shares of our Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. In addition, if the Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of the Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company elect to do so, the Company will not be required to file or maintain in effect a registration statement, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of Warrants When the Price per share of Class A common stock Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

•	in whole and not in part;
•	at a price of $0.01 per Public Warrant;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•

if, and only if, the last reported sale price of the shares of Class A common stock for any 20 trading days within a 30-trading day period commencing after the warrants become exercisable and ending three business days before the Company sends to the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

Redemption of Warrants When the Price per share of Class A common stock Equals or Exceeds $10.00 — Once the warrants become exercisable, the Company may redeem the outstanding warrants:

•	in whole and not in part;
•

at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the shares of Class A common stock;

•	if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); and
•

if the Reference Value is less than $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) the private placement warrants must also be concurrently called for redemption on the same terms (except as described above with respect to a holder’s ability to cashless exercise its warrants) as the outstanding public warrants, as described above.

The exercise price and number of Class A common stock issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $10.00 and $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the common shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 10 — FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value at January 20, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	January 20, 2021
Assets:
Marketable securities held in Trust Account	1	$276,000,000
Liabilities:
Warrant Liability – Private Placement Warrants	3	$10,250,700
Warrant Liability – Public Warrants	3	$19,458,000

The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statement of operations.

The Public and Private Placement Warrants were valued using a binomial lattice model in a risk-free framework, which is considered to be a Level 3 fair value measurement. Inherent in a binomial options pricing model are assumptions related to expected share-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates to remain at zero.

The key inputs into the binomial lattice model for the Private Placement Warrants and Public Warrants were as follows at January 20, 2021:

Input	January 20, 2021
Risk-free interest	0.62%
Trading days per	252
Expected volatility	20.5%
Exercise price	$11.50
Stock Price	$10.45

NOTE 11 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, other than as described in footnote 2 of this financial statement, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholder and Board of Directors of

Rotor Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Rotor Acquisition Corp. (the “Company”) as of December 31, 2020, the related statements of operations, changes in stockholder’s equity and cash flows for the period from August 27, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from August 27, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Marcum LLP

Marcum LLP

We have served as the Company’s auditor since 2020.

New York, NY

March 31, 2021

ROTOR ACQUISITION CORP.

BALANCE SHEET

DECEMBER 31, 2020

ASSETS
Deferred offering costs	$137,336
TOTAL ASSETS	$137,336

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities
Accrued expenses	$1,450
Accrued offering costs	7,000
Promissory note — related party	105,336
Total Current Liabilities	113,786

Commitments and Contingencies

Stockholder’s Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class A common stock, $0.0001 par value; 70,000,000 shares authorized; no shares issued and outstanding	—
Class B common stock, $0.0001 par value; 12,500,000 shares authorized; 6,900,000 shares issued and outstanding (1)	690
Additional paid-in capital	24,310
Accumulated deficit	(1,450)
Total Stockholder’s Equity	23,550
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$137,336

(1)

Included up to 900,000 shares of Class B common stock that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5). On January 14, 2021, the Company effected a stock dividend of 0.2 shares of Class B common stock for each outstanding share of Class B common stock, resulting in an aggregate of 6,900,000 shares outstanding (see Note 5). All share and per-share amounts have been retroactively restated to reflect the stock dividend.

The accompanying notes are an integral part of the financial statements.

ROTOR ACQUISITION CORP.

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM AUGUST 27, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020

Formation and operating costs	$1,450
Net Loss	$(1,450)
Weighted average shares outstanding, basic and diluted (1)	6,000,000
Basic and diluted net loss per common share	$(0.00)

(1)

Excluded up to 900,000 shares of Class B common stock that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5). On January 14, 2021, the Company effected a stock dividend of 0.2 shares of Class B common stock for each outstanding share of Class B common stock, resulting in an aggregate of 6,900,000 shares outstanding (see Note 5). All share and per-share amounts have been retroactively restated to reflect the stock dividend.

The accompanying notes are an integral part of the financial statements.

ROTOR ACQUISITION CORP.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE PERIOD FROM AUGUST 27, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020

	Class B Common Stock		Additional Paid-in	Accumulated	Total Stockholder’s
	Shares	Amount	Capital	Deficit	Equity
Balance — August 27, 2020 (inception)	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor (1)	6,900,000	690	24,310	—	25,000
Net loss	—	—	—	(1,450)	(1,450)
Balance — December 31, 2020	6,900,000	$690	$24,310	$(1,450)	$23,550

(1)

Included up to 900,000 shares of Class B common stock that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5). On January 14, 2021, the Company effected a stock dividend of 0.2 shares of Class B common stock for each outstanding share of Class B common stock, resulting in an aggregate of 6,900,000 shares outstanding (see Note 5). All share and per-share amounts have been retroactively restated to reflect the stock dividend.

The accompanying notes are an integral part of the financial statements.

ROTOR ACQUISITION CORP.

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM AUGUST 27, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020

Cash Flows from Operating Activities:
Net loss	$(1,450)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accrued expenses	1,450
Net cash used in operating activities	—

Cash Flows from Financing Activities:
Proceeds from promissory note — related party	105,336
Payment of offering costs	(105,336)
Net cash provided by financing activities

Net Change in Cash	—
Cash – Beginning	—
Cash – Ending	$—

Non-cash investing and financing activities:
Deferred offering costs included in accrued offering costs	$7,000
Payment of deferred offering costs by the Sponsor in exchange for the issuance of Class B common stock	$25,000

The accompanying notes are an integral part of the financial statements.

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Rotor Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on August 27, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”).

The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2020, the Company had not commenced any operations. All activity for the period from August 27, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”).

The registration statement for the Company’s Initial Public Offering was declared effective on January 14, 2021. On January 20, 2021, the Company consummated the Initial Public Offering of 27,600,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 3,600,000 Units, at $10.00 per Unit, generating gross proceeds of $276,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,270,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Rotor Sponsor LLC, an affiliate of the Company’s officers and directors (the “Sponsor”), and certain funds and accounts managed by two qualified institutional buyers, generating gross proceeds of $7,270,000, which is described in Note 4.

Transaction costs amounted to $15,562,855, consisting of $5,520,000 of underwriting fees, $9,660,000 of deferred underwriting fees and $382,855 of other offering costs.

Following the closing of the Initial Public Offering on January 20, 2021, an amount of $276,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NYSE rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed Business Combination or do not vote at all.

Notwithstanding the above, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period (defined below) and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or amendments to the Amended and Restated Certificate of Incorporation prior thereto or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until July 20, 2022 to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The holders of the Founder Shares have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if they acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriter has agreed to waive its rights to the deferred underwriting commissions (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.00 per Public Share or (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Going Concern and Management’s Plan

Prior to the completion of the initial public offering, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since completed its Initial Public Offering at which time capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses was released to the Company for general working capital purposes. Accordingly, management has since reevaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations for a reasonable period of time,  which is considered to be one year from the issuance date of the financial statements and therefore substantial doubt has been alleviated.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and Stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a

Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Deferred Offering Costs

Deferred offering costs consisted of legal, accounting and other expenses incurred through the balance sheet date that were directly related to the Initial Public Offering. On January 20, 2021, offering costs amounting to $15,562,855 were charged to stockholder’s equity upon the completion of the Initial Public Offering (see Note 1). As of December 31, 2020, there were $137,336 of deferred offering costs recorded in the accompanying balance sheet.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The provision for income taxes was deemed to be immaterial as of December 31, 2020.

Net Loss Per Common Share

Net loss per share of common stock is computed by dividing net loss by the weighted average number of common shares outstanding during the period, excluding shares of common stock subject to forfeiture. Weighted average shares were reduced for the effect of an aggregate of 900,000 shares of Class B common stock that are subject to forfeiture by the Sponsor if the over-allotment option is not exercised by the underwriter (see Note 5). At December 31, 2020, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the period presented.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the Company’s balance sheet, primarily due to their short-term nature.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3 — INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 27,600,000 Units which includes a full exercise by the underwriters of their over-allotment option in the amount of 3,600,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per whole share (see Note 7).

NOTE 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and certain funds and accounts managed by two qualified institutional investors purchased an aggregate of 7,270,000 Private Placement Warrants, each exercisable to purchase one share of Class A common stock at a price of $11.50 per share, in a private placement. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

In connection with the foregoing, the Company issued to the two qualified institutional investors an aggregate of 790,384 shares of Class B common stock upon consummation of the Initial Public Offering. The Company received an aggregate of $7,270,000 from these sales of Private Placement Warrants and shares of Class B common stock.

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

On September 15, 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 5,750,000 shares of Class B common stock (the “Founder Shares”). On January 14, 2021, the Company effected a stock dividend of 0.2 shares for each outstanding Founder Share, resulting in an aggregate of 6,900,000 Founder Shares outstanding. The Founder Shares included an aggregate of up to 900,000 shares subject to forfeiture to the extent that the underwriter’s over-allotment was not exercised in full or in part, so that the holders of the Founder Shares would collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (not including any Public Shares purchased in the Initial Public Offering). As a result of the underwriter’s election to fully exercise the over-allotment option, no Founder Shares are currently subject to forfeiture.

The holders of the Founder Shares have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (1) one year after the completion of a Business

Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Due to Sponsor

At the closing of the Private Placement, on January 20, 2021, $212,308 of excess funding was due to be repaid to the Sponsor.

Promissory Note — Related Party

On September 14, 2020, the Sponsor agreed to loan the Company an aggregate of up to $150,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note is non-interest bearing and is payable on the earlier of (i) June 30, 2021, (ii) the consummation of the Initial Public Offering or (iii) the date on which the Company determines not to proceed with the Initial Public Offering. As of December 31, 2020, there was $105,336 in borrowings outstanding under the Promissory Note, which is currently due on demand.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or the Company’s directors and officers or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants.

Executive Compensation

The Company may pay salaries or consulting fees to its officers prior to a Business Combination of up to an aggregate of $300,000 for their services in assisting the Company in locating and consummating a Business Combination.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Registration Rights

Pursuant to a registration rights agreement entered into on January 14, 2021, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriter is entitled to a deferred fee of $0.35 per Unit, or $9,660,000 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7 — STOCKHOLDER’S EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At December 31, 2020, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue up to 70,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At December 31, 2020, there were no shares of Class A common stock issued and outstanding.

Class B Common Stock — The Company is authorized to issue up to 12,500,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At December 31, 2020, there were 6,900,000 shares of Class B common stock issued and outstanding.

Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law; provided that prior to an initial Business Combination, only holders of Founder Shares will have the right to vote on the appointment of directors.

The shares of Class B common stock will automatically convert into shares of Class A common stock on the first business day following the completion of a Business Combination at a ratio such that the number of shares of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of shares of common stock issued and outstanding upon completion of the Initial Public Offering, plus (ii) the sum of (a) all shares of common stock issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or deemed issued by the Company in connection with or in relation to the completion of a Business Combination, excluding (1) any shares of Class A common stock or equity-linked securities exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in a Business Combination and any (2) Private Placement Warrants issued to the Sponsor or any of its affiliates upon conversion of Working Capital Loans minus (b) the number of public shares redeemed by public stockholders in connection with a Business Combination. In no event will the shares of Class B common stock convert into shares of Class A common stock at a rate of less than one to one.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A common stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than twenty business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the issuance of the shares of our Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. In addition, if the Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of the Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company elect to do so, the Company will not be required to file or maintain in effect a registration statement, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of Warrants When the Price per share of Class A common stock Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

•	in whole and not in part;
•	at a price of $0.01 per Public Warrant;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•

if, and only if, the last reported sale price of the shares of Class A common stock for any 20 trading days within a 30-trading day period commencing after the warrants become exercisable and ending three business days before the Company sends to the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

Redemption of Warrants When the Price per share of Class A common stock Equals or Exceeds $10.00 — Once the warrants become exercisable, the Company may redeem the outstanding warrants:

•	in whole and not in part;
•

at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the shares of Class A common stock;

•	if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); and
•

if the Reference Value is less than $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) the private placement warrants must also be concurrently called for redemption on the same terms (except as described above with respect to a holder’s ability to cashless exercise its warrants) as the outstanding public warrants, as described above.

The exercise price and number of Class A common stock issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $10.00 and $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the common shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 8 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Other than as described in these financial statements, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

ROTOR ACQUISITION CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current assets
Cash	$386,594	$—
Prepaid expenses	538,154	—
Total Current Assets	924,748	—
Deferred offering costs	—	137,336
Marketable securities held in trust account	276,038,991	—
TOTAL ASSETS	$276,963,739	$137,336
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accrued expenses	$3,012,921	$1,450
Accrued offering costs	35,000	7,000
Promissory note — related party	—	105,336
Total Current Liabilities	3,047,921	113,786
Warrant liability	13,695,500	—
Deferred underwriting fee payable	9,660,000	—
Total Liabilities	26,403,421	113,786
Commitments and Contingencies
Class A common stock subject to possible redemption 24,552,563 and no shares at redemption value at March 31, 2021 and December 31, 2020, respectively	245,560,316	—
Stockholders’ Equity
Preferred Stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 70,000,000 shares authorized; 3,047,437 and no shares issued and outstanding (excluding 24,552,563 and no shares subject to possible redemption) as of March 31, 2021 and December 31, 2020, respectively	305	—
Class B common stock, $0.0001 par value; 12,500,000 shares authorized; 6,900,000 shares issued and outstanding as of March 31, 2021 and December 31, 2020	690	690
Additional paid-in capital	—	24,310
Retained Earnings (Accumulated deficit)	4,999,007	(1,450)
Total Stockholders’ Equity	5,000,002	23,550
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$276,963,739	$137,336

The accompanying notes are an integral part of the unaudited Condensed Consolidated Financial statements.

ROTOR ACQUISITION CORP.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2021

(UNAUDITED)

Operating and formation costs	$3,513,868
Loss from operations	$(3,513,868)
Other income (expense):
Change in fair value of warrant liability	16,013,200
Transaction costs associated with IPO	(603,941)
Fair value in excess of purchase price of private placement warrants	(2,980,700)
Unrealized gain on marketable securities held in Trust Account	38,991
Other income, net	12,467,550
Net income	8,953,682
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	18,123,931
Basic and diluted net income per share, Class A common stock subject to possible redemption	$0.00
Basic and diluted weighted average shares outstanding, Non-redeemable common stock	10,042,736
Basic and diluted net income per share, Non-redeemable common stock	$0.89

The accompanying notes are an integral part of the unaudited Condensed Consolidated Financial statements.

ROTOR ACQUISITION CORP.

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

THREE MONTHS ENDED MARCH 31, 2021

(UNAUDITED)

	Class A Common Stock		Class B Common Stock		Additional Paid-in	Retained	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Earnings	Equity
Balance — January 1, 2021	—	$—	6,900,000	$690	$24,310	$(1,450)	$23,550
Sale of 27,600,000 Units, net of underwriting discounts, fair value of public warrant liability and offering expenses	27,600,000	2,760	—	—	241,580,326	—	241,583,086
Common stock subject to possible redemption	(24,552,563)	(2,455)	—	—	(241,604,636)	(3,953,225)	(245,560,316)
Net income	—	—	—	—	—	8,953,682	8,953,682
Balance – March 31, 2021	3,047,437	$305	6,900,000	$690	$0	$4,999,007	$5,000,002

The accompanying notes are an integral part of the unaudited Condensed Consolidated Financial statements.

ROTOR ACQUISITION CORP.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

THREE MONTHS ENDED MARCH 31, 2021

(UNAUDITED)

Cash Flows from Operating Activities:
Net income	$8,953,682
Adjustments to reconcile net income to net cash used in operating activities:
Change in fair value of warrant liability	(16,013,200)
Fair value in excess of purchase price of private placement warrants	2,980,700
Transaction costs associated with initial public offering	603,941
Unrealized gain on marketable securities held in Trust Account	(38,991)
Changes in operating assets and liabilities:
Prepaid expenses	(538,154)
Accrued expenses	3,011,471
Net cash used in operating activities	(1,040,551)
Cash Flows from Investing Activities:
Investment of cash into Trust Account	(276,000,000)
Net cash used in Investing activities	(276,000,000)
Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	270,480,000
Proceeds from sale of Private Placements Warrants	7,270,000
Proceeds from promissory note - related party	5,019
Repayment of promissory note - related party	(110,119)
Payment of offering costs	(217,755)
Net cash provided by financing activities	277,427,145
Net Change in Cash	386,594
Cash – Beginning	—
Cash – Ending	$386,594
Non-cash investing and financing activities:
Initial classification of Class A common stock subject to possible redemption	$233,021,970
Change in value of Class A common stock subject to possible redemption	$12,538,346
Initial classification of warrant liability	$29,708,700
Deferred underwriting fee payable	$9,660,000

The accompanying notes are an integral part of the unaudited Condensed Consolidated Financial statements.

ROTOR ACQUISITION CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2021

(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Rotor Acquisition Corp. (the “Company”) is a blank check company incorporated in Delaware on August 27, 2020. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

All activity through March 31, 2021 relates to the Company’s formation, the initial public offering (the “Initial Public Offering”), and subsequent to the Initial Public Offering, identifying a target company for a Business Combination.

On April 5, 2021, the Company entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Rotor Merger Sub Corp., a Delaware corporation and a wholly owned Subsidiary of the Company (“Merger Sub”), and Sarcos Corp., a Utah corporation (“Sarcos”). For more information, see the Proposed Business Combination described below.

The registration statements for the Company’s Initial Public Offering were declared effective on January 14, 2021. On January 20, 2021, the Company consummated the Initial Public Offering of 27,600,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 3,600,000 Units, at $10.00 per Unit, generating gross proceeds of $276,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,270,000 warrants (each, a “Private Placement Warrant” and, collectively, the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Rotor Sponsor LLC, an affiliate of the Company’s officers and directors (the “Sponsor”), and certain funds and accounts managed by two qualified institutional buyers, generating gross proceeds of $7,270,000, which is described in Note 4.

Transaction costs amounted to $15,562,855, consisting of $5,520,000 of underwriting fees, $9,660,000 of deferred underwriting fees and $382,855 of other offering costs.

Following the closing of the Initial Public Offering on January 20, 2021, an amount of $276,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the funds in the Trust Account to the Company’s stockholders, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law, or the Company decides to obtain stockholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed Business Combination or do not vote at all.

Notwithstanding the above, if the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination, (b) to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period (defined below) and (c) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or amendments to the Amended and Restated Certificate of Incorporation prior thereto or to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company will have until July 20, 2022 to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the

Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The holders of the Founder Shares have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if they acquire Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriter has agreed to waive its rights to the deferred underwriting commissions (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.00 per Public Share or (2) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay our taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Proposed Business Combination

On April 5, 2021, the Company entered the Merger Agreement, by and among the Company, Merger Sub, and Sarcos. The transactions set forth in the Merger Agreement, including the Merger (defined below), will constitute a “Business Combination” as contemplated by the Company’s Amended and Restated Certificate of Incorporation. Unless expressly stated otherwise herein, capitalized terms used but not defined herein shall have such meanings ascribed to them in the Merger Agreement.

Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Sarcos, with Sarcos surviving as a wholly owned subsidiary of the Company (the “Merger”). Upon the Closing, the Company will change its name to “Sarcos Technology and Robotics Corp.”

Subject to the terms and conditions set forth in the Merger Agreement, in consideration of the Merger, holders of Sarcos’ equity (including shares of common stock, preferred stock, restricted stock awards, options, restricted stock units and warrants) will receive 120,000,000 shares of common stock of the Company in the aggregate, plus, if a Pre-Closing Financing is consummated by Sarcos prior to the Closing, an additional amount of shares of Company common stock based on the amount of gross equity proceeds received by Sarcos from such Pre-Closing Financing (if any), not to exceed an additional 5,000,000 shares of Company common stock in the aggregate (the “Closing Merger Consideration”). In addition, each holder of Sarcos capital stock (including any capital stock subject to restricted stock awards) will be entitled to a right to receive additional contingent consideration following the Closing in the form of an earn-out. This earnout will become payable as follows: (a) 14,062,500 shares of common stock of the Company if the closing share price of a share of common stock of the Company is equal to or exceeds $15.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the Closing and ending on the fourth anniversary of the Closing, and (b) 14,062,500 shares of common stock of the Company if the closing share price of a share of common stock of the Company is equal to or exceeds $20.00 for 20 trading days in any 30 consecutive trading day period at any time during the period beginning on the first anniversary of the Closing and ending on the fifth anniversary of the Closing.

The amount of shares of Company common stock into which each share of Sarcos capital stock will convert at the Closing of the Merger will be determined by reference to an Exchange Ratio, which is calculated in accordance with the terms of the Merger Agreement, by dividing the Closing Merger Consideration by the amount of fully-diluted outstanding Sarcos shares.

At the Closing, each option to purchase shares of Sarcos’ common stock will be converted into an option exercisable into a number of shares of common stock of the Company equal to the number of Sarcos shares subject to such Sarcos option as of immediately prior to the Closing, multiplied by the Exchange Ratio. Each award of Sarcos’ restricted stock units will be converted into a right to receive restricted stock units based on shares of the common stock of the Company equal to the number of Sarcos shares subject to such Sarcos restricted stock unit as of immediately prior to the Closing, multiplied by the Exchange Ratio.

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to the parties, the transactions contemplated by the Merger Agreement and their respective business operations and activities. The representations and warranties of the parties do not survive the Closing.

The Merger Agreement contains customary covenants of the parties thereto, including (a) the requirement to make appropriate filings and obtain clearance pursuant to the HSR Act, (b) the use of reasonable best efforts to obtain the PIPE Financing, (c) preparation and filing of a proxy statement (the “Proxy Statement”), and (d) the preparation and delivery of PCAOB audited financial statements for Sarcos.

The Merger Agreement also contains mutual exclusivity provisions prohibiting (a) Sarcos and its representatives and subsidiaries from initiating, soliciting, or otherwise encouraging an Acquisition Proposal, (subject to certain limited exceptions specified therein), or entering into any contracts or agreements in connection therewith and (b) the Company and its subsidiaries from initiating, soliciting, or otherwise encouraging any merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or similar business combination (subject to limited exceptions specified therein) or entering into any contracts or agreements in connection therewith.

Consummation of the transactions contemplated by the Merger Agreement is subject to conditions of the respective parties that are customary for a transaction of this type, including, among others: (a) approval by the Company’s shareholders of certain proposals to be set forth in the Proxy Statement; (b) approval of the Merger by the stockholders of Sarcos; (c) there being no laws or injunctions by governmental authorities or other legal restraint prohibiting consummation of the transactions contemplated under the Merger Agreement; (d) the waiting period applicable to the Mergers under the HSR Act having expired (or early termination having been granted); and (e) the Company having at least $5,000,001 in net tangible assets.

Sarcos has separate closing conditions, including, among others: (a) that the sum of the amount in the Company’s trust account (calculated net of any stockholder redemptions but prior to the payment of any Company transaction expenses), plus the proceeds of the PIPE Financing, equals or exceeds $200 million; and (ii) the Waiver Agreement has not been amended or modified, other than as consented to in writing by Sarcos.

The Company has separate closing conditions, including, among others: (a) that no Company Material Adverse Effect has occurred and is continuing and uncured; (b) the Company shall have entered into employment agreements with certain executives of Sarcos; (c) Sarcos shall have received the consent of Sarcos’ preferred stock to effect the conversion of shares of Sarcos’ preferred stock into shares of Sarcos’ Class A common stock as of immediately prior to the Effective Time; and (d) Sarcos’ Warrants shall have been exercised as contemplated by the Warrant Exercise Notices.

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Merger, including: (i) by mutual written consent of the Company and Sarcos (ii) by either party if the other party’s representations or warranties are not true and correct or if the other party failed to perform any of its covenants set forth in the Merger Agreement or any Ancillary Document such that the conditions to closing would not be satisfied and such failure cannot or has not been cured within the earlier of 30 days’ notice by the other party, (iii)

subject to certain provisions for extension, by either party if the Closing has not occurred on or prior to six months following the execution of the Merger Agreement, (iv) by either party if there is a final non-appealable Governmental Order preventing the consummation of the transactions contemplated by the Merger Agreement, (v) by either party if the stockholders of the Company fail to approve certain of the necessary stockholder approvals, (vi) by Sarcos if the Special Committee changes its recommendation, provided that Sarcos exercises its termination right within ten business days of such change of recommendation, (vii) by the Company if Sarcos fails to deliver the written consent of the stockholders of Sarcos approving the Merger Agreement within 24 hours following the execution and delivery of the Merger Agreement, (viii) by the Company if the Conversion Written Consent is, at any time, no longer valid or is otherwise revoked or rescinded and no longer effective to approve the Company Preferred Conversion; and (ix) by the Company if Sarcos failed to deliver its PCAOB-compliant audited financials prior to 5:00 pm Eastern Time on April 15, 2021. If the Merger Agreement is validly terminated, none of the parties will have any liability or any further obligation under the Merger Agreement with certain limited exceptions, including liability arising out of Fraud.

The Company’s CEO, one of its other directors and certain members of Rotor Sponsor LLC, a Delaware limited liability company (the “Sponsor”) who are not directors or officers of the Company are part of a group that (directly or through affiliates) acquired a minority equity investment in Sarcos in early 2020 (the “Rotor Sarcos Holders”). On January 30, 2021, the Company’s board of directors (the “Board”) authorized the formation of a transaction review committee consisting solely of disinterested independent directors of the Company (the “Special Committee”) and authorized the Special Committee to engage independent legal counsel. The Special Committee, which received a fairness opinion from Houlihan Lokey Capital, Inc., an independent financial advisory firm engaged by the Special Committee, unanimously recommended the approval of the Merger Agreement, the Merger and the transactions contemplated thereby to the Board and that the Board recommend to the holders of the Company’s common stock that they approve such matters. On April 5, 2021, having received the Special Committee’s recommendation, the Board unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby and recommended their approval to the holders of the Company’s common stock.

Concurrent with the execution of the Merger Agreement, certain security holders of Sarcos (“Sarcos Holders”) entered into a lock-up agreement (each, a “Lock-up Agreement”) with the Company. Pursuant to the Lock-up Agreement, Sarcos Holders agreed, among other things, to the following transfer restrictions following the Closing: (i) Holders of shares of Sarcos preferred stock agreed, among other things, that (a) 50% of their shares may not be transferred, until the earlier to occur of (x) six months following Closing, and (y) 120 days following the Closing if the stock price of the Company’s common stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period, and (b) the remaining 50% of such shares may not be transferred for a period of one year following the Closing, and (ii) Holders of Sarcos’ common stock, options, restricted stock awards and restricted stock unit awards agreed, among other things, that (1) 20% of such securities may not be transferred until the earlier to occur of (a) 120 days after Closing if the stock price of the Company’s common stock exceeds $13.00 for 20 trading days in any 30 consecutive trading day period, and (b) 6 months after closing; and (2) the remaining 80% can be transferred at the earlier of (A) delivery to customers of at least twenty Guardian® XO® and/or Guardian® XT commercial units to customers of the Constituent Corporations (but in no event prior to the close of business on the one year anniversary of the date of Closing) and (B) the close of business on the second anniversary of the date of Closing.

Concurrent with the execution of the Merger Agreement, the Rotor Sarcos Holders, including the holders of all outstanding Company Warrants, entered into a lock-up agreement (the “Other Lock-up Agreement”) with the Company. Pursuant to the Other Lock-up Agreement, such stockholders agreed, among other things, to certain transfer restrictions for a period of one year following the Closing.

Concurrent with the execution of the Merger Agreement, the Company entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to the PIPE Investors an aggregate of 22,000,000 shares of common stock of the Company, at a per share price of $10.00 for an aggregate purchase price of $220 million concurrent with the Closing, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreement contains customary representations and warranties of the Company, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Merger Agreement. Each Subscription Agreement provides that the Company will grant the PIPE Investors certain customary registration rights.

Prior to the Closing, the Company, Sponsor, certain holders of Class B Common Stock in the Company entered into a waiver agreement (the “Waiver Agreement”) pursuant to which Sponsor and certain other holders of Class B Common Stock in the Company have agreed, among other things, to irrevocably waive their respective anti-dilution and conversion rights set forth in the Company’s Amended and Restated Certificate of Incorporation and to forfeit a certain number of Rotor Class B Shares and Rotor Warrants.

The Merger Agreement contemplates that, at the Closing, the Company, the Sponsor, and certain Sarcos stockholders will enter into the Registration Rights Agreement pursuant to which, among other things, the Company will agree to undertake certain shelf registration obligations in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents.

Going Concern Consideration

At March 31, 2021, the Company had $386,594 in cash and a working capital deficit of $2,123,173. The Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued. There is no assurance that the Company’s plans to consummate a Business Combination or raise additional funds will be successful within the Combination Period. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Risks and Uncertainties

Management is currently evaluating the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited Condensed Consolidated Financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited Condensed Consolidated Financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited Condensed Consolidated Financial statements should be read in conjunction with the Company’s prospectus for its Initial Public Offering as filed with the SEC on January 26, 2021, as well as the Company’s Current Report on Form 8-K, as filed with the SEC on January 26, 2021 and the Company’s Current Report on 8-KA, as filed with the SEC on May 14, 2021. The interim results for the three months ended March 31, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the Condensed Consolidated Financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of March 31, 2021, the Company had cash equivalents of $386,594. The Company did not have any cash equivalents as of December 31, 2020.

Marketable Securities Held in Trust Account

At March 31, 2021, substantially all of the assets held in the Trust Account were invested primarily in U.S. Treasury bills (see Note 9). The Company accounts for its securities held in the Trust Account in accordance with the guidance in Accounting Standards Codification ("ASC") Topic 320 "Debt and Equity Securities." These securities are classified as trading securities with unrealized gains/losses, if any, recognized through the statement of operations. All of the Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheet at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are included in interest earned on marketable securities held in Trust Account in the accompanying statement of operations. The estimated fair values of investments held in Trust Account are determined using available market information.

Offering Costs

Offering costs amounting to $14,958,914 were charged to shareholders’ equity upon the completion of the Initial Public Offering, and $603,941 of the offering costs were related to the warrant liabilities and charged to the statement of operations. The Company complies with the requirements of the ASC 340-10-S99-1 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A - “Expenses of Offering”. Offering costs consist principally of professional and registration fees that are related to the IPO. Accordingly, on January 20, 2021, offering costs totaling $15,562,855 (consisting of $5,520,000 in underwriters’ discount, $9,660,000 in deferred underwriters’ discount, and $382,855 other offering expenses) have been allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis compared to total proceeds received. Offering costs associated with warrant liabilities of $603,941 have been expensed and presented as non-operating expenses in the statement of operations and offering costs associated with the Class A ordinary shares have been charged to shareholders’ equity.

Warrant Liability

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. The fair value of the warrants was estimated using a Monte Carlo simulation approach (see Note 9).

Class A Common Stock Subject to Possible Redemption

The Company accounts for its Class A common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Shares of Class A common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s Class A common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at March 31, 2021 and December 31, 2020, Class A common stock subject to possible redemption is presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of March 31, 2021 and December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. The effective tax rate differs from the statutory tax rate for the period presented due to the valuation allowance recorded on the Company’s net operating losses and permanent differences.

Net income per Common Share

Net income per share is computed by dividing net income by the weighted-average number of shares of common stock outstanding during the period, excluding shares of common stock subject to forfeiture. The Company has not considered the effect of the warrants sold in the Initial Public Offering and private placement to purchase an aggregate of 21,070,000 shares in the calculation of diluted income per share, since the inclusion of such warrants would be anti-dilutive.

The Company’s statement of operations includes a presentation of income per share for common stock subject to possible redemption in a manner similar to the two-class method of income per share. Net income per common share, basic and diluted, for Class A common stock subject to possible redemption is calculated by dividing the proportionate share of income or loss on marketable securities held by the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Class A common stock subject to possible redemption outstanding since original issuance.

Net income per share, basic and diluted, for non-redeemable common stock is calculated by dividing the net income, adjusted for income or loss on marketable securities attributable to Class A common stock subject to possible redemption, by the weighted average number of non-redeemable common stock outstanding for the period.

Non-redeemable common stock includes Founder Shares and non-redeemable shares of common stock as these shares do not have any redemption features. Non-redeemable common stock participates in the income or loss on marketable securities based on non-redeemable shares’ proportionate interest.

The following table reflects the calculation of basic and diluted net income per common share (in dollars, except per share amounts):

Three Months Ended March 31, 2021
Class A common stock subject to possible redemption
Numerator: Earnings allocable to Class A common stock subject to possible redemption
Interest earned on marketable securities held in Trust Account
Unrealized gain on marketable securities held in Trust Account	34,686
Less: interest available to be withdrawn for payment of taxes	(29,653)
Net income allocable to shares subject to possible redemption	$5,033
Denominator: Weighted Average Class A common stock subject to possible redemption
Basic and diluted weighted average shares outstanding, Class A common stock subject to possible redemption	18,123,931
Basic and diluted net income per share, Class A common stock subject to possible redemption	$0.00
Non-Redeemable Common Stock
Numerator: Net Income minus Net Earnings
Net income	$8,952,682
Less: Net income allocable to Class A common stock subject to possible redemption	(5,033)
Non-Redeemable Net Income	$8,947,649
Denominator: Weighted Average Non-redeemable Common stock
Basic and diluted weighted average shares outstanding, Non-redeemable Common stock	10,042,736
Basic and diluted net income per share, Non-redeemable Common stock	$0.89

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on these accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s Condensed Consolidated Financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 27,600,000 Units which includes a full exercise by the underwriters of their over-allotment option in the amount of 3,600,000 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one share of the Company’s Class A common stock, $0.0001 par value, and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per whole share (see Note 8).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and certain funds and accounts managed by two qualified institutional investors purchased an aggregate of 7,270,000 Private Placement Warrants, each exercisable to purchase one share of Class A common stock at a price of $11.50 per share, in a private placement. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. At the closing of the Private Placement, on January 20, 2021, $212,308 of excess funding was repaid to the Sponsor. As a result of the fair value of the private placement warrants exceeding the purchase price paid of the private placement warrants, the Company recorded an expense of $2,980,700.

In connection with the foregoing, the Company issued to the two qualified institutional investors an aggregate of 790,384 shares of Class B common stock upon consummation of the Initial Public Offering. The Company received an aggregate of $7,270,000 from these sales of Private Placement Warrants and shares of Class B common stock.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On September 15, 2020, the Sponsor paid $25,000 to cover certain offering costs of the Company in consideration for 5,750,000 shares of Class B common stock (the “Founder Shares”). On January 14, 2021, the Company effected a stock dividend of 0.2 shares for each outstanding Founder Share, resulting in an aggregate of 6,900,000 Founder Shares outstanding. The Founder Shares included an aggregate of up to 900,000 shares subject to forfeiture to the extent that the underwriter’s over-allotment was not exercised in full or in part, so that the holders of the Founder Shares would collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (not including any Public Shares purchased in the Initial Public Offering). As a result of the underwriter’s election to fully exercise the over-allotment option, no Founder Shares are currently subject to forfeiture.

The holders of the Founder Shares have agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier to occur of: (1) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

On April 5, 2021, the Company, Sponsor, and certain holders of Class B Common Stock in the Company entered into the Waiver Agreement pursuant to which Sponsor and certain other holders of Class B Common Stock in the Company have agreed, among other things, to irrevocably waive their respective anti-dilution and conversion rights set forth in the Company’s Amended and Restated Certificate of Incorporation and to forfeit a certain number of Rotor Class B Shares and Rotor Warrants. For more information, see the description of the Waiver Agreement in Note 1 above.

Promissory Notes — Related Party

On September 14, 2020, the Sponsor issued an unsecured promissory note to the Company (the “Promissory Note pursuant to which the Company could borrow up to an aggregate principal amount of $150,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) June 30, 2021, (ii) the consummation of the Initial Public Offering or (iii) the date on which the Company determines not to proceed with the Initial Public Offering. As of December 31, 2020, there were $105,336 and outstanding under the Promissory Note, which was repaid in January 2021.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or the Company’s directors and officers or their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants.

Executive Compensation

The Company may pay salaries or consulting fees to its officers prior to a Business Combination of up to an aggregate of $300,000 for their services in assisting the Company in locating and consummating a Business Combination.

The Company pays to two officers an aggregate amount of $15,000 per month for services rendered to the Company.  There is no contractual obligation requiring the Company to make these payments and it may determine to cease doing so at any time. For the quarter ended March 31, 2021, the Company incurred and paid $37,500 in fees related to these services.

PIPE Financing

Messrs. Brian D. Finn, John D. Howard and Stefan M. Selig, each a director of the Company, is each a PIPE Investor, whereby each of Messrs. Finn, Howard and Selig agreed to purchase common stock of the Company, with aggregate commitments of $1.3 million, $1 million and $250,000, respectively. For more information, see the description of the PIPE Financing in Note 1 above.

NOTE 6. COMMITMENTS AND CONTINGENCIES

Registration Rights

Pursuant to a registration rights agreement entered into on January 14, 2021, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements. The PIPE Investors have certain customary registration rights pursuant to the Subscription Agreements. In particular, the Company has agreed to register for resale with the SEC the common stock issued pursuant to the PIPE Financing within 30 calendar days following the consummation of the Proposed Business Combination. For more information regarding the PIPE Financing, see the description of the Proposed Business Combination in Note 1 above.

Underwriting Agreement

The underwriter is entitled to a deferred fee of $0.35 per Unit, or $9,660,000 in the aggregate. The deferred fee will become payable to the underwriter from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

PIPE Financing

Concurrent with the execution of the Merger Agreement, the Company entered into Subscription Agreements with the PIPE Investors pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to the PIPE Investors an aggregate of 22,000,000 shares of common stock of the Company, at a per share price of $10.00 for an aggregate purchase price of $220 million concurrent with the Closing, on the terms and subject to the conditions set forth therein. For more information regarding the PIPE Financing, see the description of the Proposed Business Combination in Note 1 above and the description of the Pipe Financing in Note 5 above.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At March 31, 2021 and December 31, 2020, there were no shares of preferred stock issued or outstanding.

Class A Common Stock — The Company is authorized to issue up to 70,000,000 shares of Class A, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At March 31, 2021, there were 3,047,437 shares of Class A common stock issued and outstanding, excluding 24,552,563 shares of Class A common stock subject to possible redemption. At December 31, 2020, there were no shares of Class A common stock issued and outstanding.

Class B Common Stock — The Company is authorized to issue up to 12,500,000 shares of Class B, $0.0001 par value common stock. Holders of the Company’s common stock are entitled to one vote for each share. At March 31, 2021 and December 31, 2020, there were 6,900,000 shares of Class B common stock issued and outstanding.

Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law; provided that prior to an initial Business Combination, only holders of Founder Shares will have the right to vote on the appointment of directors.

The shares of Class B common stock will automatically convert into shares of Class A common stock on the first business day following the completion of a Business Combination at a ratio such that the number of shares of Class A common stock issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, 20% of the sum of (i) the total number of shares of common stock issued and outstanding upon completion of the Initial Public Offering, plus (ii) the sum of (a) all shares of common stock issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or deemed issued by the Company in connection with or in relation to the completion of a Business Combination, excluding (1) any shares of Class A common stock or equity-linked securities exercisable for or convertible into shares of Class A common stock issued, or to be issued, to any seller in a Business Combination and any (2) Private Placement Warrants issued to the Sponsor or any of its affiliates upon conversion of Working Capital Loans minus (b) the number of public shares redeemed by public stockholders in connection with a Business Combination. In no event will the shares of Class B common stock convert into shares of Class A common stock at a rate of less than one to one.

NOTE 8. WARRANT LIABILITY

Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the consummation of a Business Combination or (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A common stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A common stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No warrant will be exercisable and the Company will not be obligated to issue shares of Class A common stock upon exercise of a warrant unless Class A common stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.

The Company has agreed that as soon as practicable, but in no event later than twenty business days after the closing of a Business Combination, it will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the issuance of the shares of our Class A common stock issuable upon exercise of the warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9)

of the Securities Act or another exemption. In addition, if the Class A common stock are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of the Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company elect to do so, the Company will not be required to file or maintain in effect a registration statement, but the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.

Redemption of Warrants When the Price per share of Class A common stock Equals or Exceeds $18.00 — Once the warrants become exercisable, the Company may redeem the outstanding Public Warrants:

•	in whole and not in part;
•	at a price of $0.01 per Public Warrant;
•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and
•

if, and only if, the last reported sale price of the shares of Class A common stock for any 20 trading days within a 30-trading day period commencing after the warrants become exercisable and ending three business days before the Company sends to the notice of redemption to the warrant holders (the “Reference Value”) equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like).

If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

Redemption of Warrants When the Price per share of Class A common stock Equals or Exceeds $10.00 — Once the warrants become exercisable, the Company may redeem the outstanding warrants:

•	in whole and not in part;
•

at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares based on the redemption date and the fair market value of the shares of Class A common stock;

•	if, and only if, the Reference Value equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like); and
•

if the Reference Value is less than $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) the private placement warrants must also be concurrently called for redemption on the same terms (except as described above with respect to a holder’s ability to cashless exercise its warrants) as the outstanding public warrants, as described above.

The exercise price and number of Class A common stock issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, except as described below, the Public Warrants will not be adjusted for issuances of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

In addition, if (x) the Company issues additional shares of Class A common stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A common stock (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Company’s initial Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s common stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price and the $10.00 and $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 100% and 180% of the higher of the Market Value and the Newly Issued Price, respectively.

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the common shares issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

NOTE 9. FAIR VALUE MEASUREMENTS

The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at March 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	March 31, 2021	December 31, 2020
Assets:
Marketable securities held in Trust Account – U.S. Treasury Securities Money Market Fund	1	$276,038,585	$—
Liabilities:
Warrant Liability – Public Warrants	1	$8,970,000	—
Warrant Liability – Private Placement Warrants	3	4,725,500	—

At March 31, 2021, assets held in the Trust Account were comprised of $406 in cash and $276,038,585 in U.S. Treasury securities.

The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the consolidated statement of operations.

The Private Warrants were valued using a binomial lattice model, which is considered to be a Level 3 fair value measurement. The binomial lattice primary unobservable input utilized in determining the fair value of the Private Warrants is the expected volatility of the common stock. The expected volatility as of the IPO date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates was implied from the Company’s own public warrant pricing. A Monte Carlo simulation methodology was used in estimating the fair value of the public warrants for periods where no observable traded price was available, using the same expected volatility as was used in measuring the fair value of the Private Warrants. For periods subsequent to the detachment of the warrants from the Units, the close price of the public warrant price was used as the fair value as of each relevant date.

The following table provides quantitative information regarding Level 3 fair value measurements at January 20, 2021 (Initial Measurement) and March 31, 2021 (Private Placement Warrants only):

	At
	January 20,	As of
	2021 (Initial measurement)	March 31, 2021
Stock price	$10.45	$9.80
Strike price	$11.50	$11.50
Volatility	20.5%	10.9%
Risk-free rate	0.62%	1.11%
Dividend yield	0.0%	0.0%
Fair value of warrants	$1.41	$0.65

The following table presents the changes in the fair value of warrant liabilities:

	Private Placement	Public	Warrant Liabilities
Fair value as of January 1, 2021	$—	$—	$—
Initial measurement on January 20, 2021	10,250,700	19,458,000	29,708,700
Change in valuation inputs or other assumptions	(5,525,200)	(10,488,000)	(16,013,200)
Fair value as of March 31, 2021	$4,725,500	$8,970,000	$13,695,500

There were transfers out of Level 3 fair value hierarchy totaling $19,458,000 during the period ended March 31, 2021.

NOTE 10. SUBSEQUENT EVENTS

Merger Agreement

On April 5, 2021, the Company entered into a definitive business combination agreement with Sarcos Corp., a Utah corporation. Completion of the transaction is subject to approval of the Company’s stockholders and the satisfaction or waiver of certain other customary closing conditions.

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the Condensed Consolidated Financial statements were issued. Based upon this review, other than the item noted in the preceding paragraph, the Company did not identify any subsequent events that would have required adjustment or disclosure in the Condensed Consolidated Financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of Sarcos Corp. and Subsidiaries

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Sarcos Corp. and subsidiaries (the Company) as of December 31, 2020 and 2019, the related consolidated statements of operations, shareholders' equity and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2020.

Salt Lake City, Utah

April 15, 2021, except as to the fifth paragraph of Note 14 (Equity Grant), as to which the date is May 14, 2021

SARCOS CORP. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$33,664	$9,195
Accounts receivable	1,051	916
Unbilled receivable	219	868
Contract assets	93	195
Inventories	707	1,148
Prepaid expenses and other current assets	600	354
Total current assets	36,334	12,676
Property and equipment, net	1,425	911
Other non-current assets	292	129
Total assets	$38,051	$13,716
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$972	$1,264
Accrued liabilities	1,198	771
Notes payable, current portion	1,328	—
Deferred revenue	57	200
Total current liabilities	3,555	2,235
Notes payable, net of current portion	1,066	—
Other non-current liabilities	526	8
Total liabilities	5,147	2,243
Commitments and contingencies (Note 10)
Stockholders’ equity:
Convertible preferred stock, $0.001 par value:
Series A preferred stock, 5,421,446 shares authorized, issued and outstanding; aggregate liquidation preference of $15,723 as of December 31, 2020 and 2019	5	5
Series B preferred stock, 3,158,338 shares authorized, issued and outstanding; aggregate liquidation preference of $30,050 as of December 31, 2020 and 2019	3	3
Series C preferred stock, 3,532,228 shares authorized, issued and outstanding; aggregate liquidation preference of $40,000 as of December 31, 2020 and nil as of December 31, 2019	4	—
Common stock, $0.001 par value:
Class A, 25,990,765 shares authorized; 171,645 and 109,536 shares issued and outstanding as of December 31, 2020 and 2019, respectively	—	—
Class B, 8,000,001 shares authorized; 8,000,001 and 7,250,000 shares issued and outstanding as of December 31, 2020 and 2019, respectively	8	7
Additional paid-in capital	96,870	54,518
Accumulated deficit	(63,983)	(43,057)
Total Sarcos stockholders’ equity	32,907	11,476
Non-controlling interests	(3)	(3)
Total stockholders’ equity	32,904	11,473
Total liabilities and stockholders’ equity	$38,051	$13,716

See accompanying notes to consolidated financial statements.

SARCOS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(in thousands, except share and per share data)

	Year Ended December 31,
	2020	2019
Revenue, net	$8,813	$10,150
Operating expenses:
Cost of revenue	5,602	5,746
Research and development	14,117	12,904
General and administrative	7,297	7,510
Sales and marketing	2,796	2,338
Total operating expenses	29,812	28,498
Loss from operations	(20,999)	(18,348)
Interest income, net	40	305
Other income, net	34	4
Loss before income taxes	(20,925)	(18,039)
Provision for income taxes	1	1
Net loss and comprehensive loss	$(20,926)	$(18,040)
Net loss attributable to non-controlling interests	—	—
Net loss attributable to common stockholders	$(20,926)	$(18,040)
Net loss per share attributable to common stockholders:
Basic and diluted	$(2.65)	$(2.62)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	7,887,760	6,896,258

See accompanying notes to consolidated financial statements.

SARCOS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(in thousands, except share data)

	Convertible Preferred Stock
	Series A		Series B		Series C		Class A Common Stock		Class B Common Stock		Additional Paid-In	Accumulated	Non- Controlling	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	(Deficit)	Interests	Equity
Balance at January 1, 2019	5,421,446	$5	3,158,338	$3	—	$—	104,250	$—	6,250,001	$6	$51,741	$(25,017)	$(3)	$26,735
Stock-based compensation	—	—	—	—	—	—	—	—	—	—	2,662	—	—	2,662
Vesting of founder shares subject to repurchase	—	—	—	—	—	—	—	—	1,000,000	1	99	—	—	100
Exercise of stock options	—	—	—	—	—	—	5,286	—	—	—	16	—	—	16
Net loss and comprehensive loss	—	—	—	—	—	—	—	—	—	—	—	(18,040)	—	(18,040)
Balance at December 31, 2019	5,421,446	5	3,158,338	3	—	—	109,536	—	7,250,001	7	54,518	(43,057)	(3)	11,473
Issuance of convertible preferred stock, net of issuance costs	—	—	—	—	3,532,228	4	—	—	—	—	38,643	—	—	38,647
Vesting of founder shares subject to repurchase	—	—	—	—	—	—	—	—	750,000	1	74	—	—	75
Issuance of common stock warrants	—	—	—	—	—	—	—	—	—	—	1,220	—	—	1,220
Stock-based compensation	—	—	—	—	—	—	—	—	—	—	2,291	—	—	2,291
Exercise of stock options	—	—	—	—	—	—	62,109	—	—	—	124	—	—	124
Net loss and comprehensive loss	—	—	—	—	—	—	—	—	—	—	—	(20,926)	—	(20,926)
Balance at December 31, 2020	5,421,446	$5	3,158,338	$3	3,532,228	$4	171,645	$—	8,000,001	$8	$96,870	$(63,983)	$(3)	$32,904

See accompanying notes to consolidated financial statements.

SARCOS CORP. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(20,926)	$(18,040)
Adjustments to reconcile net loss to cash used in operating activities:
Stock-based compensation	2,291	2,662
Depreciation and amortization	458	297
Changes in operating assets and liabilities:
Accounts receivable	(135)	(503)
Unbilled receivable	649	(648)
Contract assets	102	(222)
Inventories	441	(432)
Prepaid expenses and other current assets	(246)	(107)
Other non-current assets	(163)	—
Accounts payable	(320)	620
Accrued liabilities	592	128
Deferred revenue	(143)	200
Other non-current liabilities	518	3
Net cash used in operating activities	(16,882)	(16,042)
Cash flows from investing activities:
Purchases of property and equipment	(950)	(639)
Net cash used in investing activities	(950)	(639)
Cash flows from financing activities:
Proceeds from issuance of convertible preferred stock, net of issuance costs	39,867	—
Proceeds from exercise of stock options	124	16
Proceeds from notes payable	2,394	—
Payment of obligations under capital leases	(84)	—
Net cash provided by financing activities	42,301	16
Net increase (decrease) in cash and cash equivalents	24,469	(16,665)
Cash and cash equivalents at beginning of period	9,195	25,860
Cash and cash equivalents at end of period	$33,664	$9,195
Supplemental disclosures of cash flow information
Cash paid for interest	$1	$—
Cash paid for income taxes	$1	$1
Supplemental disclosure of non-cash activities
Issuance of common stock warrants	$1,220	$—
Purchase of property and equipment included in accounts payable at period-end	$28	$83
Purchase of property and equipment under capital leases	$303	$—
Vesting of founder shares subject to repurchase	$75	$100

See accompanying notes to consolidated financial statements.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

1. Basis of Presentation and Summary of Significant Accounting Policies

Description of the business

Sarcos Corp. and its wholly owned subsidiaries, Sarcos LC and Rememdia LC, as well as its 79% majority-owned subsidiary, ZeptoVision, Inc. (the “Company” or “Sarcos” or “We” or “Our”), designs and produces dexterous robotic systems for military and public safety applications. Sarcos also develops and deploys teleoperated robots to perform dangerous and complex tasks in areas where human safety is at risk. The Company was founded on February 5, 2015, is incorporated and headquartered in Salt Lake City, Utah and has offices located in California, Colorado, Massachusetts, Oregon, Texas and Washington.

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S.A. (“GAAP”). The consolidated financial statements include the accounts of the Company, its wholly owned subsidiaries and majority owned subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Company’s fiscal year begins on January 1 and ends of December 31.

COVID-19 Pandemic

In March 2020, the World Health Organization declared the outbreak of COVID-19 a pandemic. We have made modifications to our normal operations because of the COVID-19 pandemic and continue to monitor our operations and government recommendations. To date, travel restrictions and capacity limits at customer locations imposed in response to the COVID-19 pandemic have caused delays in the assessment and deployment of our products. The pandemic has also caused delays in the planned demonstration services of our products, and as a result, certain related assets have been impaired. We cannot predict the future extent or duration of the impact that the COVID-19 pandemic will have on our financial condition and operations. The impact of the COVID-19 pandemic on our financial performance will depend on future developments, including the duration and spread of the outbreak and related governmental advisories and restrictions. If the financial markets and/or the overall economy continue to be impacted for an extended period, Sarcos operations and financial results may be adversely affected.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the balance sheet date, as well as reported amounts of revenue and expenses during the reporting period. The Company's most significant estimates and judgments involve contract revenue recognized based on estimates of total contract costs and cost to complete uncompleted contracts, estimates of potential losses on uncompleted contracts, impairment evaluation of contract assets and property and equipment,  useful lives of property and equipment, valuation allowance for net deferred income taxes, valuation of the Company's stock-based compensation and valuation of common stock, preferred stock, and warrants. Management bases its estimates on historical experience and on various other assumptions believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could differ from those estimates.

Liquidity and Capital Resources

Cash and cash equivalents were $33,664 as of December 31, 2020, compared to $9,195 as of December 31, 2019. The Company has historically incurred losses and negative cash flows from operations. As of December 31, 2020, the Company also had an accumulated deficit of approximately $63,983 and working capital of $32,779. As of the date of this report, the Company’s existing cash resources are sufficient to support planned operations for the next 12 months from the date of the issuance of the consolidated financial statements.

These financial statements have been prepared in accordance with GAAP and this basis assumes that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company’s main sources of liquidity were cash generated by equity offerings and debt. The Company’s primary use of cash is for operations and administrative activities including employee-related expenses, and general, operating and overhead expenses. Future capital requirements will depend on many factors, including the Company’s customer growth rate, customer retention, timing and extent of development efforts, the expansion of sales and marketing activities, the introduction of new and enhanced product offerings and the continuing market acceptance of the Company’s products.

The Company considers that there are no conditions or events in the aggregate, including impact of the COVID-19 pandemic, that raise substantial doubt about the entity’s ability to continue as a going concern for a period of at least one year from the date the consolidated financial statements are issued.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash, cash equivalents, accounts receivable and unbilled receivables. The Company's cash is placed with high-credit-quality financial institutions and issuers, and at times exceed federally insured limits. The Company limits its concentration of risk in cash equivalents by diversifying its investments in cash equivalents among a variety of industries and issuers. The Company has not experienced any losses relating to its cash equivalents.

The Company’s accounts receivable and unbilled receivables are derived from customers located in the United States. The Company performs periodic credit evaluations of its customers and maintains allowances. The Company does not require collateral.

Accounts receivable

As of December 31, 2020, five customers each accounted for more than 10% of the Company’s account receivable, which in total represented 97% of the accounts receivable as of the end of the year. As of December 31, 2019, two customers each accounted for more than 10% of the Company’s account receivable, which in total represented 73% of the accounts receivable.

Revenue

Three customers accounted for more than 10% of the Company’s revenue for each of the years ended December 31, 2020 and 2019. These concentrations accounted for 64% and 86% of the revenue for the years ended December 31, 2020 and 2019, respectively. The total amount of revenue for each such customer was as follows:

	2020	2019
Customer A	$2,222	$4,419
Customer B	2,156	—
Customer C	1,066	2,296
Customer D	—	2,018

Cash and Cash Equivalents

The Company considers cash as deposits held in bank accounts and undeposited funds. All highly liquid investments with an original maturity of three months or less at the time of purchase are considered to be cash equivalents. The Company’s cash equivalents are comprised of money market funds, certificates of deposit of major financial institutions, and U.S. Treasury bills.

Accounts Receivable

Receivables are recorded at the amount the Company expects to collect.  Management determines the need for an allowance for doubtful receivables using a specific identification method after taking into account all of its remedies for collection. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. Recoveries of receivables previously written off are recorded when payment is received as other income. Management determined no allowance for doubtful receivables was necessary as of December 31, 2020 and 2019. Receivables are comprised of amounts invoiced for completed contracts and contracts in progress. As of December 31, 2020, and 2019, no amounts have been written off or provided for recoverability.

Inventories

Inventories primarily consist of raw materials, work-in-process and finish goods. Inventories are stated at the lower of cost or estimated net realizable value. Costs are computed on the first-in, first-out basis (“FIFO”) and include material, labor and manufacturing overhead. Adjustments are also made to reduce the cost of inventory for estimated excess or obsolete balance by evaluating inventory against forecasted production requirements.

Property and Equipment

Property and equipment is carried at acquisition cost less accumulated depreciation. Depreciation is computed using the straight-line method based on the estimated useful lives of the related assets. The estimated useful lives by asset classification are generally as follows:

Useful life
Robotics and manufacturing equipment	1 – 10 years
Computer equipment	3 years
Software	3 years
Furnitures and fixtures	3 years
Leasehold improvements	Lesser of the useful life or the remaining term of the lease

Expenditures for maintenance and repairs are expensed when incurred and betterments that extend the useful lives of property and equipment are capitalized. When assets are retired or disposed, the asset’s original cost and related accumulated depreciation are eliminated from the accounts and any gain or loss is reflected in the statements of operations.

Impairment of Property and Equipment

The Company evaluates on an annual basis, its property and equipment for indicators of possible impairment when events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Impairment exists if the carrying amounts of such assets exceed the estimates of future net undiscounted cash flows expected to be generated by such assets. No impairment loss was recognized during the years ended December 31, 2020 and 2019.

Revenue Recognition

Effective January 1, 2019, the Company adopted Accounting Standards Codification Topic 606 (“ASC 606”), “Revenue from Contracts with Customers”, using the full retrospective approach. There was no material impact to the Company’s consolidated financial statements as a result of this adoption. The reported results for the years ended December 31, 2020 and 2019 reflect the application of the new revenue standard, which replaced the existing revenue recognition guidance, ASC 605.

The Company recognizes revenue from the sale of its robot products and from its contractual arrangements to perform research and development services that are fully funded by the customer. The Company recognizes revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services by following a five-step process:

1) Identify the contract with a customer: A contract with a customer exists when (i) the Company enters into an enforceable contract with a customer that defines each party’s rights and obligations regarding the products and services to be transferred and identifies the payment terms related to these products and services, (ii) the contract has commercial substance and, (iii) the Company determines that collection of substantially all consideration for products and services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration. Contract modifications may include changes in scope of work, and/or the period of completion of the project. The Company analyzes contract modifications to determine if they should be accounted for as a modification to an existing contract or a new stand-alone contract.

2) Identify the performance obligations in the contract: The Company enters into contracts that can include combinations of products and services, which are either capable of being distinct and accounted for as separate performance obligations or as one performance obligation, if the majority of tasks and services form a single project or capability. However, determining whether products or services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment.

3) Determine the transaction price: The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring services to the customer. Such amounts are typically stated in the customer contract and to the extent that the Company identifies variable consideration, the Company estimates the variable consideration at the onset of the arrangement as long as it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The Company’s current contracts do not include any significant financing components because the timing of the transfer of the underlying products and services under contract are at the customers’ discretion.  Additionally, the Company does not adjust the promised amount of consideration for the effects of a significant financing component if the Company expects, at contract inception, that the period between when the entity transfers a promised good or service to a customer and when the customer pays for that good or service will be one year or less. Taxes collected from customers and remitted to governmental authorities are not included in revenue.

4) Allocate the transaction price to performance obligations in the contract: Once the Company has determined the transaction price, the total transaction price is allocated to each performance obligation in a manner depicting the amount of consideration to which the Company expects to be entitled in exchange for transferring the good(s) or service(s) to the customer. If applicable, the Company allocates the transaction price to each performance obligation identified in the contract on a relative standalone selling price basis. The standalone selling price represents the amount we would sell the good(s) or service(s) to a customer on a standalone basis. For the government contracts, the Company uses expected cost plus a margin as standalone selling price. Because our contract pricing with the government customer is based on expected cost plus margin the standalone selling price of the good(s) or service(s) in our contracts with the government customer are typically equal to the selling price stated in the contract. When we sell standard good(s) or service(s) with observable standalone sale transaction, the observable standalone sales transactions are used to determine the standalone selling price.

5) Recognize revenue when or as the Company satisfies a performance obligation: For each performance obligation identified, we determine at contract inception whether we satisfy the performance obligation over time or at a point in time. Revenue is recognized over time as work progresses when the Company is entitled to the reimbursement of costs plus a reasonable profit for work performed for which the Company has no alternate use. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort.  Revenue for performance obligations that are not recognized over time are recognized at the point in time when control transfers to the customer (which is generally upon delivery).  For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products and services. Shipping and handling costs are recorded at the time of product shipment to the customer and are included within revenue.

Revenues from Contracts with Customers

The Company derives its revenue primarily from sale of research and development services in the development of its robots and robot products. The research and development services revenue includes revenue from providing services through different types of arrangements, including cost-type contracts and fixed-price contracts. Revenue from the sales of robot products includes sales of the Company’s Guardian S and Guardian HLS products.

Research and Development Services

Cost-type contracts – Research and development service contracts, including cost-plus-fixed-fee and time and material contracts, relate primarily to the development of technology in the areas of robotics or counter-unmanned aircraft systems.  Cost-type contracts are generally entered into with the U.S. government.  These contracts are billed at cost plus a margin as defined by the contract and Federal Acquisition Regulation (“FAR”).  The FAR establishes regulations around procurement by the government and provides guidance on the types of costs that are allowable in establishing prices for goods and services delivered under government contracts.  Revenue on cost-type contracts is recognized over time as goods and services are provided.

Fixed-price contracts – Fixed-price development contracts relate primarily to the development of technology in the area of robotics. Fixed-price development contracts generally require a significant service of integrating a complex set of tasks and components into a single deliverable. Revenue on fixed-price contracts is generally recognized over time as goods and services are provided.  The Company has not experienced a loss on a fixed-price contract.  To the extent our actual costs vary from the fixed fee, we will generate more or less profit or could incur a loss.  In accordance with ASC 606, for the fixed price contracts, the Company will recognize losses at the contract level in earnings in the period in which they are incurred.

Robotic Product

Robotic product revenues relate to sales of the Company’s Guardian S, Guardian HLS products, and certain miscellaneous parts or accessories. The Company provides a standard one-year warranty on product sales. Product warranties are considered assurance-type warranties and are not considered to be separate performance obligations. Revenue on product sales is recognized at a point in time when goods are shipped to the customer. At the time revenue is recognized, an accrual is established for estimated warranty expenses based on historical experience as well as anticipated product performance.

Disaggregation of revenue

Revenue, disaggregated by type, is as follows:

	As of December 31,
	2020	2019

Research and Development Services	$6,811	$9,315
Robotic Product	2,002	835
T Total Revenue	$8,813	$10,150

Information about Contract Balances

The timing of revenue recognition, billing, and cash collection results in the recognition of accounts receivable, unbilled receivables, contract assets, and contract liabilities in the Consolidated Balance Sheet.

Contract liabilities, discussed below, are also referenced as “deferred revenue” on the consolidated financial statements and related disclosures. Cash received that is in excess of revenues recognized and are contingent upon the satisfaction of performance obligations are accounted for as deferred revenue.

Contract assets include unbilled amounts resulting from contracts in which revenue is recognized over time, revenue recognized exceeds the amount billed, and right to payment is not only subject to the passage of time and further performance.

The opening and closing balances of our accounts receivable, unbilled receivables, contract assets and deferred revenues are as follows:

	Accounts receivable	Unbilled receivable	Contract assets (current)	Contract assets (long- term)	Deferred revenue (current)
Opening Balance as of December 31, 2018	$413	$220	$82	$—	$—
Increase	503	648	113	110	200
Opening Balance as of December 31, 2019	916	868	195	110	200
Increase/(decrease), net	135	(649)	(102)	(17)	(143)
Ending Balance as of December 31, 2020	$1,051	$219	$93	$93	$57

Remaining performance obligations

As of December 31, 2020, the Company had backlog, or revenue related to remaining performance obligations, of $3,179.  We expect approximately 81% of this backlog to be recognized in 2021 and the remainder to be recognized in 2022.

Research and Development Costs

Research and development expenses consist of costs incurred for experimentation, design, and testing that are expensed as incurred.

Sales and Marketing

The Company expenses advertising costs as incurred. Marketing costs include product demonstration, lead generation, public relations, market research and internal labor in the consolidated statements of operations. For the years ended December 31, 2020 and 2019, advertising costs were $1,555 and $1,140, respectively.

Stock-Based Compensation

The Company calculates the fair value of all stock-based awards, including stock options and restricted stock awards on the date of grant using the Black-Scholes option-pricing model for stock options, which is impacted by the fair value of the Company’s common stock, as well as changes in assumptions regarding a number of highly complex and subjective variables. These variables include, but are not limited to, the expected common stock price volatility over the term of the stock options, the expected term of the stock options, risk-free interest rates, and the expected dividend yield. The stock-based compensation expense is recognized using a straight-line basis over the requisite service periods of the awards, which is generally four years. The Company records forfeitures as they occur.

Upon the adoption of ASU 2018-07, the Company accounts for stock options issued to non-employees in the same manner as employees, as described above. See Recently Adopted Accounting Standard Pronouncements below for details of the adoption of ASU 2018-07.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of taxes currently due plus deferred income taxes related primarily to differences between the tax bases and financial reporting bases of assets and liabilities. The deferred income taxes represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. The Company determines its valuation allowance on deferred tax assets by considering both positive and negative evidence, including its operating results, ongoing tax planning, and forecasts of future taxable income on a jurisdiction-by-jurisdiction basis, to ascertain whether it is more likely than not that deferred tax assets will be realized. In the event the Company determines that it would be able to realize its deferred income tax assets in the future in excess of their net recorded amount, it would make an adjustment to the valuation allowance, which would reduce the provision for income taxes. Conversely, in the event that all or part of the net deferred tax assets are determined not to be realizable in the future, an adjustment to the valuation allowance would be charged to earnings in the period such determination is made.

Net Loss Per Share Attributable to Common Stockholders

The Company computes net loss per share attributable to its common stockholders using the two-class method required for participating securities, which determines net loss per common share for each class of common stock and participating securities according to dividends declared or accumulated and participation rights in distributed and undistributed earnings. The two-class method requires income available to common stockholders for the period to be allocated between common stock and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed. The Company’s convertible preferred stock contractually entitled the holders of such shares to participate in dividends, but do not contractually require the holders of such shares to participate in the Company’s losses. As such, net losses for the periods presented were not allocated to these securities.

The rights, including the liquidation and dividend rights, of the holders of Class A and Class B common stock (collectively, the “common stock”) are identical, except with respect to voting and conversion. As the liquidation and dividend rights are identical, the undistributed earnings are allocated on a proportionate basis and the resulting net loss per share will, therefore, be the same for all classes of common stock on an individual or combined basis. As such, the Company has presented the net loss attributed to its common stock on a combined basis.

Recently Adopted Accounting Standard Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update (ASU) 2014-09, Revenue from Contracts with Customers (Accounting Standards Codification or ASC 606). ASC 606 supersedes the revenue recognition requirements in Revenue Recognition (ASC 605), and requires the recognition of revenue as promised goods or services are transferred to customers in an amount that reflects the consideration which the entity expects to be entitled to in exchange for those goods or services. The Company adopted the new standard as of January 1, 2019, utilizing the full retrospective method of adoption by applying the new standard to the periods impacting post-adoption. The adoption of the standard did not have a material impact on the consolidated financial statements. See Note 1 for information about the adoption.

In June 2018, the FASB issued ASU 2018-07, Compensation - Stock Compensation (“Topic 718”): Improvements to Nonemployee Share-Based Payment Accounting, which expands the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees except for certain circumstances. The Company adopted ASU 2018-07 as of January 1, 2020. As a result of adopting this standard, the Company no longer remeasures equity-classified nonemployee awards. The adoption of this standard did not have a material impact on the consolidated financial statements.

Recently Issued Accounting Standard Pronouncements

As an emerging growth company (“EGC”), the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act until such time as the Company is no longer considered to be an EGC. The adoption dates discussed below reflect this election.

In June 2016, the FASB Issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The new standard requires financial assets measured at amortized cost be presented at the net amount expected to be collected, through an allowance for credit losses that is deducted from the amortized cost basis. The standard will be effective for the Company beginning January 1, 2023, with early application permitted. The Company is evaluating the impact of adopting this new accounting guidance on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02 regarding ASC 842 Leases. The amendments in this guidance require balance sheet recognition of lease assets and lease liabilities by lessees for leases classified as operating leases, with an optional policy election to not recognize lease assets and lease liabilities for leases with a term of 12 months or less. The amendments also require new disclosures, including qualitative and quantitative requirements, providing additional information about the amounts recorded in the consolidated financial statements. The amendments require a modified retrospective approach with optional practical expedients. In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842): Targeted Improvements. ASU 2018-11 provides entities another option for transition, allowing entities to not apply the new standard in the comparative periods they present in their consolidated financial statements in the year of adoption.  In June 2020, the FASB Issued ASU 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for Certain Entities (“ASU 2020-05”). The update defers the initial effective date of ASU 2016-02 by one year for private companies and private non-for-profits. For these entities, the effective date is for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.  The Company is evaluating the impact of adopting this new accounting guidance on its consolidated financial statements.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 is intended to simplify the accounting for income taxes by removing certain exceptions to the general principles and to simplify areas such as franchise taxes, step up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes The ASU is effective for the Company beginning January 1, 2022. The Company is currently evaluating the impact of adopting this standard on its consolidated financial statements.

2. Fair Value Measurements

The Company's financial instruments consist of cash and cash equivalents and accounts receivables. Fair value is defined as the exchange price that would be received for an asset or an exit price paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy defines a three-level valuation hierarchy for disclosure of fair value measurements as follows:

Level 1—Fair value is based on observable inputs such as quoted prices for identical assets or liabilities in active markets.

Level 2—Fair value is determined using quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable.

Level 3—Fair value is determined using one or more significant inputs that are unobservable in active markets at the measurement date, such as an option pricing model, discounted cash flow, or similar technique.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

On a recurring basis, the Company measures certain of its financial assets, namely its cash equivalents, at fair value. The fair value of the Company’s financial assets measured at fair value on a recurring basis was determined using the following inputs:

	As of December 31, 2020
	Level I	Level II	Level III	Fair Value
Financial Assets:
Cash equivalents:
Money market funds	$31,726	$—	$—	$31,726
Total financial assets	$31,726	$—	$—	$31,726

	As of December 31, 2019
	Level I	Level II	Level III	Fair Value
Financial Assets:
Cash equivalents:
Money market funds	$1,190	$—	$—	$1,190
Total financial assets	$1,190	$—	$—	$1,190

Cash equivalents consist primarily of money market funds with original maturities of three months or less at the time of purchase, and the carrying amount is a reasonable estimate of fair value. There were no transfers between fair value measurements levels during the twelve months ended December 31, 2020 and 2019.

3. Balance Sheet Components

Inventories

Inventories, consist of the following:

	As of December 31,
	2020	2019
Raw materials	$516	$371
Work-in-process	100	151
Finished goods	91	626
Total Inventories	$707	1,148

Finished goods are shown net of valuation reserve of $176 and $53 as of December 31, 2020 and 2019, respectively.

Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	As of December 31,
	2020	2019
Software subscriptions	$287	$160
Prepaid rent	100	—
Deposits for inventory purchases	71	—
Prepaid insurance	34	38
Security deposits	22	17
Other prepaid expenses	86	139
Total prepaid expenses and other current assets	$600	$354

Property and equipment, net

Property and equipment, net consist of the following:

	As of December 31,
	2020	2019
Robotics and manufacturing equipment	$659	$606
Leasehold improvements	154	154
Computer equipment	568	418
Capital leased computer equipment	386	—
Software	359	286
Furniture and fixtures	7	7
Construction in progress	141	—
Other fixed assets	140	—
	2,414	1,471
Accumulated depreciation and amortization	(989)	(560)
Property and equipment, net	$1,425	911

Depreciation and amortization expense were $458 and $297, for the years ended December 31, 2020 and 2019, respectively.

Accrued liabilities

Accrued liabilities consist of the following:

	As of December 31,
	2020	2019
Payroll and payroll taxes	$648	$342
CARES Act deferred payroll taxes	286	—
Consulting and professional services	125	29
Capital leases	70	—
Equipment and supplies	9	176
Employee reimbursements	—	48
Other current liabilities	60	176
Total accrued liabilities	$1,198	$771

Other non-current liabilities

Other non-current liabilities consist of the following:

	As of December 31,
	2020	2019
CARES Act deferred payroll taxes	$286	$—
Capital leases	239	—
Deferred rent	—	8
Other non-current liabilities	1	—
Total other non-current liabilities	$526	$8

4. Notes Payable

Paycheck Protection Program Loan

In April 2020, the Company received an unsecured loan in the principal amount of $2,394 under the Paycheck Protection Program (the “PPP”) administered by the U.S. Small Business Administration, or the SBA, pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), or the PPP loan. The PPP loan provides for an interest rate of 1.00 % per year and matures two years from the commencement date. The terms of the PPP Loan were subsequently revised in accordance with the provisions of the Paycheck Protection Flexibility Act of 2020, or the PPP Flexibility Act, which was enacted on June 5, 2020. The PPP Loan is subject to forgiveness under the PPP to the extent proceeds of the loan are used for eligible expenditures. The PPP loan may be used for payroll costs, costs related to certain group health care benefits and insurance premiums, rent payments, utility payments, mortgage interest payments and interest payments on any other debt obligation that were incurred before February 15, 2020.

Under the terms of the CARES Act and the PPP Flexibility Act, the Company may apply for and be granted forgiveness for all or a portion of loan granted under the PPP loan, with such forgiveness to be determined, subject to limitations (including where employees of the Company have been terminated and not re-hired by a certain date), based on the use of the loan proceeds for payment of payroll costs and any payments of mortgage interest, rent, and utilities. The terms of any forgiveness may also be subject to further requirements in regulations and guidelines adopted by the SBA. While the Company currently believes that the use of the PPP loan proceeds will meet the conditions for forgiveness under the PPP, no assurance is provided that the Company will obtain whole or partial forgiveness of the loan.

As of December 31, 2020, the Company has accrued $17 of interest expense. The follow table presents the scheduled principal payments of the Company's PPP loan note payable as of December 31, 2020, shown if the loan is not forgiven:

Period	Amount
Current portion	$1,328
Long-term portion (all due in 2022)	1,066
Note payable	$2,394

5. Equity

Common Stock

The number of authorized shares of common stock is 33,990,766, of which 25,990,765 and 8,000,001 have been designated as Class A and Class B, respectively. The number of shares of authorized preferred stock is 12,112,012, of which 5,421,446, have been designated as Series A, 3,158,338 have been designated as Series B and 3,532,228 have been designated as Series C.

Except with regard to the differential voting power and conversion rights, Class A common stock and Class B common stock have the same characteristics, rights, privileges, preferences and limitations and shall rank equally, share ratably and be identical in all respects as to all matters.

On all matters upon which holders of common stock are entitled or permitted to vote, every holder of Class A common stock shall be entitled to one vote per share and every holder of Class B common stock shall be entitled to ten votes per share.

Class B common stock is convertible, at the option of the holder, at any time and without payment of additional consideration into one share of Class A common stock. Class B common stock shall be automatically converted into Class A common stock upon transfer of shares in any manner other than as a permitted transfer as defined by the Company’s charter.

In September 2016, the founders granted the Company a repurchase right for 4,000,000 shares of Class B common stock originally purchased in 2015. The Company has an exclusive option to repurchase unvested shares of Class B common stock at a price per share equal to the original issue price per share in the event that the founder’s relationship with the Company is terminated. The repurchase right for the 4,000,000 shares lapsed in equal monthly amounts over the following 48 months period ending in September 2021. The fair value of Class B common stock option at the date the repurchase right granted was determined using Black-Scholes model and is being recognized as stock-based compensation expense to general and administrative expenses on a straight-line basis over the vesting period. For the year ended December 31, 2020 and 2019, the amounts of recognized stock-based compensation related to the founder stock options were $1,518 and $2,025, respectively. As of December 31, 2019, 750,000 shares of Class B common stock were subject to the repurchase option. As of December 31, 2020, no shares of Class B common stock were subject to the repurchase option and there was no unrecognized amount of stock-based compensation remaining. The founder stock subject to repurchase options was early exercised in 2015, and there have been no cancellations to date.

Convertible Preferred Stock

As of December 31, 2020, the Company has authorized, issued and outstanding 12,112,012 shares of convertible preferred stock, designed in series, with the rights and preferences of each designated series to be determined by the Board of Directors.

The following table is a summary of the Convertible Preferred Stock as of December 31, 2020:

Series	Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Value	Proceeds, Net of Issuance Costs	Issue Price per Share
Series A	5,421,446	5,421,446	$15,723	$15,531	$2.9002
Series B	3,158,338	3,158,338	30,050	29,993	9.5145
Series C	3,532,228	3,532,228	40,000	39,867	11.3243
Total	12,112,012	12,112,012	$85,773	$85,391

Significant terms of the outstanding convertible preferred stock series are as follows:

Dividends — Each share of Series A, Series B and Series C Convertible Preferred Stock (“Senior Convertible Preferred Stock”) is entitled to receive, when and if declared by the Company’s Board of Directors, noncumulative dividends at an annual rate of $0.2320 for Series A Convertible Preferred Stock, $0.7611 for Series B convertible Preferred Stock and $0.9059 for Series C Convertible Preferred Stock

Voting Rights — Each holder of Preferred Stock is entitled to the number of votes equal to the number of shares of Class A Common Stock into which the shares of Preferred Stock held by such holders could be converted as of the record date. Holders of Preferred Stock shall be entitled to vote on all matters on which Common Stock are entitled to vote. So long as at least 3,924,112 shares of Preferred Stock remain outstanding, the holder of Preferred Stock, voting as a separate class, are entitled to elect four members of the Board of Directors. The holders of Common Stock shall be entitled to elect five members of the Board of Directors. The number of authorized shares of Common Stock may be increased or decreased by an affirmative vote of the holders of a majority of the voting power of the stock of the Corporation voting together as a single class on an as-converted basis, provided that (a) at least 80% of the then-serving members of the Board have also approved such increase or decrease to the number of authorized shares of Common Stock and (b) the holders of at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis, have approved an increase in the number of shares of Class B Common Stock.

On all matters upon which holders of Common Stock are entitled or permitted to vote, every holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock and every holder of Class B Common Stock shall be entitled to ten votes for each share of Class B Common Stock. Except as expressly  noted, the holders of shares of Class A Common Stock, Class B Common Stock and any other stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

Liquidation — In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series C Preferred Stock shall rank senior to the Junior Preferred Stock, referred as Series A and Series B Preferred Stock, and Common Stock as to the distribution of any assets of the Corporation. The Series A, B and C Preferred stock and Common stock holders shall be entitled to receive an amount per share equal to the greater of the sum of the preferred stock liquidation preference of $3.8573 for Series A convertible preferred stock, $9.5145 for Series B convertible preferred stock and $11.3243 for Series C convertible preferred stock.

If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of Series C Preferred Stock are insufficient to permit the payment to such holders, then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series C Preferred Stock in proportion to the full amounts they would otherwise be entitle to receive.

Preemptive Rights — No shares of Common Stock, Preferred Stock or other securities convertible into shares of Common Stock have preemptive rights

Conversion — The holders of the Preferred Stock have the option to convert each share into that number of fully-paid, nonassessable shares of Class A Common Stock determined by dividing the original issue price for the relevant series by the Conversion Price for such series. The Conversion price is currently the original issue price.

Shares of Preferred Stock will be converted automatically into fully-paid, non-assessable shares of Class A Common Stock at the then effective Conversion Rate for such share (i) immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to a registration statement under the Securities Act of 1933, as amended, resulting in the listing of the Class A Common Stock on the New York Stock Exchange, the Nasdaq Global Market or other internationally recognized stock exchange, converting the offer and sale of Common Stock provided that offering price per share is no less than $21.57 (as adjusted for Recapitalization) and the aggregate gross proceeds from the offering are not less than $100,000 or (ii) upon the Company’s receipt of the written consent of the holders of a majority of the Preferred Stock then outstanding (voting as a single class and on an as-converted basis), which majority should include holders of at least the majority of the Series B Preferred Stock then outstanding and a majority of the Series C Preferred Stock then outstanding, or, if later, the effective date for conversion specified in such request.

Non-controlling Interest

The non-controlling interest represents the membership interest in ZeptoVision, Inc. (“Zepto”) held by another holder other than the Company (i.e., an officer with the Company). Zepto was formed in April 2016, and the formation of Zepto was accounted for as a common control transaction at the time of formation. As of December 31, 2020, the Company’s ownership percentage in Zepto was 79%. The Company has consolidated the financial position and results of operations of Zepto and reflected the 21% interest as a non-controlling interest. The carrying amount of the non-controlling interest will be adjusted to reflect the change in its ownership interest in the subsidiary, with the offset to equity attributable to the Company.

6. Warrants

On January 31, 2020, the Company issued 250,000 Class A Common Stock warrants to one of the Series C Preferred Stock investors, at an exercise price of $11.3243 with an expiration date of January 31, 2030. The Company generally accounts for warrants to purchase common stock as a component of equity at its issued cost unless the warrants include a conditional obligation to issue a variable number of shares or there is a deemed possibility that the Company may need to settle the warrants in cash.

The Company estimates the fair value of these warrants using the Black-Scholes option valuation model based on the estimated fair value of the underlying common stock, with the following assumptions: remaining contractual term of ten years, risk-free interest rate of 3.05%, volatility of 85% and no dividend yield. These estimates, especially the market value of the underlying common stock and the related expected volatility, are highly judgmental and could differ materially in the future. The Company estimated the fair value of warrants exercisable for Class A Common Stock using the Black-Scholes option valuation model based on the estimated fair value of the underlying Series C Preferred Stock.

The Company recorded $1,220 as relative fair value of the warrants within the consolidated statements of stockholders’ equity, as an offset to additional paid-in capital as the warrants were issued in conjunction with the issuance of Series C Preferred stock.

7. Stock-based Compensation

Equity Incentive Plan

The total number of shares of the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) is 3,180,714 as of December 31, 2020. The Plan provides stock options awards and restricted stock units for issuance to Company employees, officers, directors, non-employee agents, and consultants as options and/or restricted stock units. These awards vest over three to five years and are exercisable up to 10 years from the date of grant. Unvested options are forfeited upon termination.

The following summarizes the Company’s stock option activity during 2020 and 2019:

	Options Outstanding		Weighted- Average Remaining Contractual Term (in years)
	Number of Shares	Weighted Average Exercise Price		Aggregate Intrinsic Value
Outstanding – December 31, 2018	1,447,968	$2.10	8.09	$4,835
Granted	287,732	5.69
Exercised	(5,286)	2.92
Cancelled	(221,626)	4.17
Outstanding – December 31, 2019	1,508,788	$2.48	7.36	5,848
Granted	388,750	6.33
Exercised	(62,109)	2.00
Cancelled	(298,532)	4.70
Outstanding – December 31, 2020	1,536,897	$3.04	6.83	$5,058
Vested and expected to vest – December 31, 2020	1,536,897	$3.04	6.83	$5,058
Exercisable – December 31, 2020	987,256	$1.68	5.78	$4,592

The following summarizes the Company’s employee restricted stock awards activity during 2020 and 2019:

	Restricted Stock Awards Outstanding
	Number of Shares	Weighted- Average Grant-Date Fair Value
Outstanding – December 31, 2018	—	$—
Granted	283,599	6.02
Outstanding – December 31, 2019	283,599	$6.02
Granted	75,000	6.29
Cancelled	(182,896)	6.12
Outstanding – December 31, 2020	175,703	$6.04

The restricted stock awards (“RSU”) granted in 2019 vest based upon the earliest to occur of (1) twelve months following the closing of the Company’s first firm commitment underwritten public offering of common stock under the Securities Act (“IPO”), (2) immediately prior to the closing of a change of control transaction in which 50% or more of the value to be received by the holders of common stock is comprised of publicly traded securities, cash, or cash equivalents, (3) immediately prior to the closing of a transaction in which (a) a prospective acquirer has offered to purchase all or substantially all of the shares of common stock at a specified price during a specified time, and (b) the minimum number of shares of common stock have been tendered to the acquirer for purchase, and (4) as of the record date in the event that the Company board of directors declares a cash dividend or cash distribution payable on the common stock.

These restricted stock awards will be forfeited if (a) the grantee notifies the Company in writing of the grantee’s election to begin receiving a cash salary for the services to be performed post-election (i.e., no payment related to the services provided pre-election), (b) the grantee elects to change his or her time commitment with the Company to less than full time, or (c) the grantee’s continuous service with the Company terminates. If a forfeiture event occurs, the number of forfeited shares is to be calculated on a pro rata basis based on the actual relinquished compensation in proportion to the total relinquished compensation expected on the grant date. During the year ended December 31, 2020 and 2019, no restricted stock award was vested.

Vesting of RSUs are subject to service and performance conditions. RSUs granted subsequent to 2019 generally include service vesting periods of one to four years and certain liquidity event conditions to be met, whichever is later. The RSUs are not reflected as issued or outstanding in the accompanying statements of stockholders’ equity until the liquidity event is met. Due to the liquidity event condition, which has not been met, no compensation expense was recognized in regard to RSUs, for the years ended December 31, 2020 and 2019.

The Company utilizes the Black-Scholes option pricing model for estimating the fair value of options granted, which requires the input of highly subjective assumptions. The Company calculates the fair value of each option grant on the grant date using the following assumptions:

Expected Term—The Company uses the simplified method when calculating expected term due to insufficient historical exercise data.

Expected Volatility—As the Company's shares are not actively traded, the volatility is based on a benchmark of comparable companies.

Expected Dividend Yield—The dividend rate used is zero as the Company does not have a history of paying dividends on its common stock and does not anticipate doing so in the foreseeable future.

Risk-Free Interest Rate—The interest rates used are based on the implied yield available on U.S. Treasury zero-coupon issues with an equivalent remaining term equal to the expected life of the award.

	As of December 31,
	2020	2019
Options
Fair value of common stock	$3.69	$3.66
Risk-free interest rate	0.51%	1.98%
Expected term (in years)	6.06	6.91
Expected dividend yield	0.00%	0.00%
Expected volatility	64.98%	62.46%

The Company recognizes stock-based compensation expense under the Plan in the consolidated statement of operations as follows:

	December 31, 2020	December 31, 2019
Cost of revenue	$109	$140
Research and development	249	304
Sales and marketing	45	54
General and administrative	370	139
Total stock-based compensation expense	$773	$637

The fair value of stock options granted are recognized as compensation expense in the consolidated statements of operations over the related vesting periods. The following is a summary of the weighted-average fair value per share:

	December 31, 2020	December 31, 2019
Granted	$3.69	$3.66
Exercised	$1.32	$2.62
Cancelled	$3.24	$2.99
Unvested	$3.49	$3.73

The weighted-average grant date fair value per share of restricted stock awards granted during the years ended December 31, 2020 and 2019 was $6.33 and $6.02, respectively. As of December 31, 2020, and 2019, there was approximately $1,739 and $1,635 of unrecognized stock-based compensation cost related to stock options granted under the Plan, respectively. Stock compensation expense is expected to be recognized over an average period of 2.13 years and 2.19 years, for the years ended December 31, 2020 and 2019, respectively.

8. Net loss per Share

The following table sets forth the computation of the basic and diluted net loss per share attributable to common stockholders for the year ended December 31, 2020 and 2019:

	December 31, 2020		December 31, 2019
	Class A	Class B	Class A	Class B
Numerator:
Net loss attributable to common stockholders	$(369)	$(20,557)	$(275)	$(17,765)
Denominator:
Weighted average shares outstanding, basic and diluted	138,898	7,748,862	105,163	6,791,095
Basic and diluted net loss per share	$(2.65)	$(2.65)	$(2.62)	$(2.62)

Basic and diluted net loss per share attributable to common stockholders is the same for the years ended December 31, 2020 and 2019, because the inclusion of potential shares of common stock would have been anti‑dilutive for the periods presented.

The following table discloses securities that could potentially dilute basic net loss per share in the future that were not included in the computation of diluted net loss per share:

	Years Ended December 31,
	2020	2019
Convertible preferred stock	12,112,012	8,579,784
Outstanding stock options and restricted stock awards	1,712,600	1,792,387
Warrants to purchase Class A common stock	250,000	—
Founders shares subject to repurchase	—	750,000

9. Income taxes

The provision for income taxes consists of the following:

	Years Ended December 31,
	2020	2019
Current:
Federal	$—	$—
State	1	1
Total current	1	1
Deferred:
Federal	4,142	2,294
State	1,144	1,190
Change in valuation allowance	(5,286)	(3,484)
Total deferred	—	—
Total provision for income taxes	$1	$1

The provision for income tax differs from the amount computed by applying the statutory federal income tax rate to income before taxes as follows:

	Years Ended December 31,
	2020	2019
Statutory federal income tax rate	21.0%	21.0%
State tax provision	3.7	3.3
Change in valuation allowance	(25.3)	(19.3)
Research credits	3.0	(1.9)
Permanent differences	(2.4)	(3.7)
Other	0.0	0.6
Total provision for income taxes	0.0%	0.0%

As of December 31, 2020 and 2019, the net deferred tax asset consisted of the following:

	December 31,
	2020	2019
Deferred tax assets:
Accrued expenses	$192	$—
Stock compensation	479	341
Research credits	1,939	1,309
Net operating loss carryforwards	12,838	8,418
Total gross deferred tax assets	15,448	10,068
Less valuation allowance	(15,151)	(9,865)
Total deferred tax assets	297	203
Deferred tax liabilities:
Property and equipment	(297)	(203)
Total deferred tax liabilities	(297)	(203)
Net deferred tax asset (liability)	$—	$—

On February 15, 2018, the FASB issued ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income, which allows a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Act. The ASU is effective for years beginning after December 15, 2018 and can be adopted early. The Company has not elected to adopt the ASU during its fiscal year ended December 31, 2020, and the Company does not anticipate adopting the ASU in the future. Accordingly, no reclassification of estimated stranded tax effects, if any, has been recorded.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740) (“ASU 2019-12”), which removes certain exceptions for investments, intra period allocations and interim calculations and adds guidance to reduce complexity in accounting for income taxes. ASU 2019-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020; early adoption is permitted. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.

Valuation allowances are established when necessary to reduce deferred tax assets, including temporary differences and net operating loss carryforwards, to the amount expected to be realized in the future. FASB guidance indicates that forming a conclusion that a valuation allowance is not needed is difficult when there is negative evidence such as cumulative losses in recent years. The Company had cumulative losses from continuing operations in the U.S. for the three-year period ended December 31, 2020. The Company considered this negative evidence along with all other available positive and negative evidence and concluded that, at December 31, 2020, it is more likely than not that the Company’s U.S. deferred tax assets will not be realized. As of December 31, 2020, the Company’s U.S. deferred tax assets were offset in full by a valuation allowance. The Company’s total valuation allowance was $15,151 at December 31, 2020 and $9,865 at December 31, 2019. The Company’s valuation allowance increased $5,286 and

$3,483 during the fiscal years ended December 31, 2020 and 2019, respectively. A reconciliation of the beginning and ending amount of the valuation allowance is as follows:

	December 31,
	2020	2019
Valuation allowance at beginning of year	$9,865	$6,382
Change in valuation allowance	5,286	3,483
Valuation allowance at end of year	$15,151	$9,865

As of December 31, 2020, the Company had federal net operating losses of approximately $51,150. Of these losses, $5,909 were generated in 2015 through 2017, prior to the Tax Cuts and Jobs Act enactment, and will begin expiring from 2035 to 2037 if not utilized. The remaining net operating losses have an indefinite carryforward period. As of December 31, 2019, the Company had federal net operating losses of approximately $33,568.

As of December 31, 2020, the Company had a $3,006 deferred tax asset related to a federal research and development credit carryforward. This credit has been offset by a liability for unrecognized tax benefits of $1,503. If not utilized, the credits will expire beginning in 2035 through 2040. As of December 31, 2019, the Company had a $2,023 deferred tax asset related to a federal research and development credit carryforward. This credit was offset by a liability for unrecognized tax benefits of $1,012.

As of December 31, 2020, the Company had state net operating losses of approximately $53,609. Of the total state net operating losses, approximately $53,461 is attributable to Utah. Utah law allows unused net operating losses arising in tax years beginning after December 31, 2017 to be carried forward indefinitely. Of the total $53,462 of Utah net operating losses, $47,124 are carried forward indefinitely, and the remaining net operating losses will expire beginning in 2035 through 2037. The remaining state net operating loss carryovers are attributable to various other states with varying expiration periods. As of December 31, 2019, the Company had state net operating losses of approximately $34,992. Of the total 2019 state net operating losses, approximately $34,898 is attributable to Utah.

As of December 31, 2020, the Company had a $1,102 deferred tax asset related to a Utah research and development credit carryforward. This credit has been offset by a liability for unrecognized tax benefits of $551. If not utilized, the credits will expire beginning in 2029 through 2034. As of December 31, 2019, the Company had a $752 deferred tax asset related to a Utah research and development credit carryforward. This credit was offset by a liability for unrecognized tax benefits of $376.

ASC Topic 740-10-05 requires that the impact of a tax position be recognized in the financial statements if that position is more likely than not of being sustained on audit, based on the technical merits of the position. As of December 31, 2020, the Company had a $2,054 liability for unrecognized tax benefits, all of which is netted against deferred tax assets for related carryforward credits. The Company expects no material changes to the liability for unrecognized tax benefits in the next 12 months. Interest and penalties associated with uncertain tax positions are recorded as a component of income tax expense. There would be no impact to the Company’s effective rate if the unrecognized tax benefits were recognized. A reconciliation of the beginning and ending amounts of unrecognized benefits is as follows:

	Years ended December 31,
	2020	2019
Unrecognized tax benefits at the beginning of year	$1,388	$—
Gross increases – current year tax positions	666	668
Gross increases – prior year tax positions	—	720
Gross decreases – prior year tax positions	—	—
Unrecognized tax benefits at end of year	$2,054	$1,388
Interest and penalties in year-end balance	$—	$—

The Company files U.S. and various state tax returns in jurisdictions with various statutes of limitation. As of December 31, 2020, the tax returns for fiscal year 2015 through fiscal year 2019 remain subject to examination. Annual tax provisions include amounts considered necessary to pay assessments that may result from examination of prior year tax returns; however, the amount ultimately paid upon resolution of issues may differ materially from the amount accrued. As of December 31, 2020, there are no income tax returns currently under audit.

10. Commitments and Contingencies

Legal Proceedings

The Company may be involved in various claims, lawsuits, investigations and other proceedings, in the normal course of the business. The Company accrues a liability when management believes information available prior to the issuance of the consolidated financial statements indicates it is probable a loss has been incurred as of the date of the financial statement and the amount of loss can be reasonably estimated. The Company adjust its accruals to reflect the impact of negation, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Legal costs are expensed as incurred. Although claims are inherently unpredictable, the Company currently is not aware of any matters that may have a material adverse effect on its business, financial position, results of operations, or cash flows. Accordingly, the Company has not recorded any material loss contingency in the balance sheet as of December 31, 2020 and 2019.

Operating Leases

The Company leases facilities under noncancelable operating lease agreements. Future minimum rental payments under the noncancelable operating leases, as of December 31, 2020, are as follows:

Operating Leases
Year Ending December 31:
2021	$285
2022	1,280
2023	970
2024	1,324
2025 and thereafter	12,682
Total	$16,541

Rent expense related to noncancelable operating leases totaled $314 and $421 for the years ended December 31, 2020 and 2019, respectively. The operating lease term includes two three-year renewal option.

Capital Leases

The Company leases equipment under agreements expiring at various times during the next four years. The Company has recorded the capital lease obligation within its consolidated balance sheets. The current portion of $70  is recorded within accrued liabilities and the long-term portion of $239 is included in other non-current liabilities.

The Company was obligated under non-cancelable capital leases as follows:

Capital Leases
Year Ending December 31:
2021	$86
2022	87
2023	87
2024	87
Minimum lease payment including interest	347
Amount representing interest	38
Minimum lease payments excluding interest	$309

11. Segment information

The Company’s Chief Executive Officer (“CEO”) is the Chief Operating Decision Maker (“CODM”). The CODM allocates resources and makes operating decisions based on financial information presented on a consolidated basis. The profitability of the Company’s product group is not a determining factor in allocating resources and the

CODM does not evaluate profitability below the level of the consolidated company. Accordingly, the Company has determined that it has a single reportable segment and operating segment structure.

The Company’s revenue is primarily with U.S. customers. During the year ended December 31, 2020, the Company recognized $71 of revenue earned from customers located in South Korea. During the year ended December 31, 2019 the Company recognized $186 of revenues earned from customers located in Israel.

All long-lived assets are maintained in, and all losses are attributable to, the United States of America.

12. Related Party Transactions

During the years ended December 31, 2020 and 2019, the Company entered into agreements with Delta Air Lines, Inc. and Microsoft Corporation to provide products and services. For the year ended December 31, 2020, the Company recognized $100 of revenue related to demonstration services provided to Delta Air Lines, Inc.  Additionally, for the year ended December 31, 2019, the Company recognized $199 of revenue related to the sale of a Guardian S robot to Microsoft Corporation, along with customer-specific development services. Both Delta Air Lines, Inc. and Microsoft Corporation are Company stockholders.

During the years ended December 31, 2020 and 2019, the Company paid rent totaling $21 and $32, respectively, to the Chief Innovation Officer, who was the owner of an apartment that was used by the Company for temporary employee lodging.

The Company holds controlling interests of 79% in Zepto. The Chief Legal Officer of the Company is the owner of 21% of Zepto.

13. Employee Benefits

The Company has a defined contribution 401(k) plan covering substantially all employees. The plan allows employees to defer up to 100% of their employment income (subject to annual contribution limits imposed by the I.R.S.) after all taxes and applicable benefit deductions. The Company does not provide matching contributions for the employee contributions to the plans; therefore, no amounts have been accrued as of December 31, 2020 and 2019.

14. Subsequent events

Subsequent events have been evaluated through April 15, 2021, the date the consolidated financial statements were issued.  The following events required additional disclosures:

Paycheck Protection Program

On January 6, the Small Business Administration and the Department of the Treasury released an Interim Final Rule allowing certain companies to receive a Second Draw PPP Loan in accordance with Section 7(a)(37) of the Small Business Act.  The Company applied for a Second Draw PPP Loan based on qualified spending, decreased quarterly revenue, and other factors.  On March 3, 2021, a loan of $2,000 was granted and received shortly thereafter.

Second Draw PPP Loans are eligible for forgiveness based on qualified spending during an 8 to 24 months covered period, assuming employee and compensation levels are maintained.  Loan payments are deferred for at least 10 months after the end of the covered period.  If not forgiven, Second Draw PPP Loans have a maturity of five years and a 1% interest rate.

Non-controlling interest

On February 16, 2021, the Company acquired the non-controlling interest’s shares in Zepto for a purchase price of $200 making Zepto a wholly owned subsidiary of the Company.

Equity Grant

On March 31, 2021, the Company granted to its Chief Executive Officer, Ben Wolff, 1,000,000 Restricted Stock Awards.  These awards vest over a 15-month period commencing on the date of a qualifying transaction which the Company expects to be the date at which it consummates its business combination with Rotor Acquisition Corp.

Service agreement

On April 4, 2021, the Company entered into an agreement with Palantir Technologies (Palantir) in which the Company would commit to utilize software and services from Palantir over the next six years for a total of $42,000. The software and services are an integral part of the Company’s plans to provide Robots as a Service upon commercialization of the Company’s Guardian® XO and XT robots. The agreement is structured such that the Company will commit to spend $150 per month with Palantir through the closing of the currently proposed merger agreement with Rotor Acquisition Corp. and as part of the first year’s annual commitment. Should the merger not be consummated, the Company has the option of terminating the agreement and no further commitments are required. In exchange for this agreement, Palantir is investing $21,000 as part of the merger transaction.

Business combination

On April 5, 2021, the Company entered into a definitive agreement to merge with Rotor Acquisition Corp. (“Rotor”), where the Company will merge with the subsidiary Rotor, with Sarcos surviving the merger as a wholly owned subsidiary of Rotor.

SARCOS CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	March 31, 2021	December 31, 2020
	(Unaudited)	(Note 1)
Assets
Current assets:
Cash and cash equivalents	$30,650	$33,664
Accounts receivable	66	1,051
Unbilled receivable	642	219
Inventories	1,018	707
Deferred transaction costs	1,427	—
Prepaid expenses and other current assets	1,373	693
Total current assets	35,176	36,334
Property and equipment, net	2,340	1,425
Other non-current assets	696	292
Total assets	$38,212	$38,051
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,470	$972
Accrued transaction fees	1,133	—
Accrued liabilities	1,792	1,255
Notes payable, current portion	2,124	1,328
Total current liabilities	6,519	3,555
Notes payable, net of current portion	2,270	1,066
Other non-current liabilities	1,724	526
Total liabilities	10,513	5,147
Commitments and contingencies (Note 10)
Stockholders’ equity:
Convertible preferred stock, $0.001 par value:
Series A preferred stock, 5,421,446 shares authorized, issued and outstanding; aggregate liquidation preference of $15,723 as of March 31, 2021 and December 31, 2020	5	5
Series B preferred stock, 3,158,338 shares authorized, issued and outstanding; aggregate liquidation preference of $30,050 as of March 31, 2021 and December 31, 2020	3	3
Series C preferred stock, 3,532,228 shares authorized, issued and outstanding; aggregate liquidation preference of $40,000 as of March 31, 2021 and December 31, 2020	4	4
Common stock, $0.001 par value:
Class A, 25,990,765 shares authorized; 176,445 and 171,645 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	—	—
Class B, 8,000,001 shares authorized; 8,000,001 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	8	8
Additional paid-in capital	96,860	96,870
Accumulated deficit	(69,181)	(63,983)
Total Sarcos Corp. and Subsidiaries stockholders’ equity	27,699	32,907
Non-controlling interests	—	(3)
Total stockholders’ equity	27,699	32,904
Total liabilities and stockholders’ equity	$38,212	$38,051

See accompanying notes to the condensed consolidated financial statements

SARCOS CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(Unaudited)

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2021	2020
Revenue, net	$1,799	$2,175
Operating expenses:
Cost of revenue	1,203	1,410
Research and development	2,815	3,302
General and administrative	2,314	1,776
Sales and marketing	655	699
Total operating expenses	6,987	7,187
Loss from operations	(5,188)	(5,012)
Interest (expense) income, net	(10)	48
Other income, net	—	13
Net loss and comprehensive loss	$(5,198)	$(4,951)
Net loss attributable to non-controlling interests	—	—
Net loss attributable to common stockholders	$(5,198)	$(4,951)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.64)	$(0.66)
Weighted-average shares used in computing net loss per share attributable to common stockholders
Basic and diluted	8,175,550	7,526,991

See accompanying notes to the condensed consolidated financial statements.

SARCOS CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(in thousands, except share data)

	Convertible Preferred Stock						Common Stock				Additional		Non-	Total
	Series A		Series B		Series C		Class A		Class B		Paid-In	Accumulated	Controlling	Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Interests	Equity
Balance at December 31, 2020	5,421,446	$5	3,158,338	$3	3,532,228	$4	171,645	$—	8,000,001	$8	$96,870	$(63,983)	$(3)	$32,904
Purchase of non-controlling interest	—	—	—	—	—	—	—	—	—	—	(203)		3	(200)
Share based compensation	—	—	—	—	—	—	—	—	—	—	173	—	—	173
Exercise of stock options	—	—	—	—	—	—	4,800	—	—	—	20	—	—	20
Net loss	—	—	—	—	—	—	—	—	—	—	—	(5,198)	—	(5,198)
Balance at March 31, 2021	5,421,446	$5	3,158,338	$3	3,532,228	$4	176,445	$—	8,000,001	$8	$96,860	$(69,181)	$—	$27,699

Balance at December 31, 2019	5,421,446	$5	3,158,338	$3	—	—	109,536	$—	7,250,001	$7	$54,518	$(43,057)	$(3)	$11,473
Vesting of founder shares subject to repurchase	—	—	—	—	—	—	—	—	250,000	—	25	—	—	25
Issuance of convertible preferred stock, net of issuance costs	—	—	—	—	3,532,228	4	—	—	—	—	38,643	—	—	38,647
Issuance of common stock warrants	—	—	—	—	—	—	—	—	—	—	1,220	—	—	1,220
Stock-based compensation	—	—	—	—	—	—	—	—	—	—	683	—	—	683
Exercise of stock options	—	—	—	—	—	—	7,205	—	—	—	5	—	—	5
Net loss	—	—	—	—	—	—	—	—	—	—	—	(4,951)	—	(4,951)
Balance at March 31, 2020	5,421,446	$5	3,158,338	$3	3,532,228	$4	116,741	$—	7,500,001	$7	$95,094	$(48,008)	$(3)	$47,102

See accompanying notes to the condensed consolidated financial statements.

SARCOS CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(in thousands)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(5,198)	$(4,951)
Adjustments to reconcile net loss to cash used in operating activities:
Share-based compensation	173	683
Depreciation and amortization	111	105
Changes in operating assets and liabilities:
Accounts receivable	985	656
Unbilled receivable	(423)	488
Inventories	(311)	104
Deferred transactions costs	(1,427)	—
Prepaid expenses and other current assets	(1,105)	(149)
Other non-current assets	2	(13)
Accounts payable	454	(539)
Accrued liabilities	537	360
Accrued transaction fees	1,133	—
Other non-current liabilities	1,198	(119)
Net cash used in operating activities	(3,871)	(3,077)
Cash flows from investing activities:
Purchases of property and equipment	(962)	(157)
Net cash used in investing activities	(962)	(157)
Cash flows from financing activities:
Proceeds from issuance of convertible preferred stock	—	39,867
Proceeds from notes payable	2,000	—
Proceeds from exercise of stock options	20	5
Purchase of non-controlling interest	(200)	—
Payment of obligations under capital leases	(1)	(1)
Net cash provided by financing activities	1,819	39,871
Net increase (decrease) in cash and cash equivalents	(3,014)	36,637
Cash and cash equivalents at beginning of period	33,664	9,195
Cash and cash equivalents at end of period	$30,650	$45,832
Supplemental disclosure of non-cash activities
Issuance of common stock warrants	$—	$1,220
Purchase of property and equipment included in accounts payable at period-end	$45	$122
Purchase of property and equipment under capital leases	$—	$19
Vesting of founder shares subject to repurchase	$—	$25
Leasehold improvements paid by lessor	$424	$—

See accompanying notes to the condensed consolidated financial statements.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

1. Basis of Presentation and Summary of Significant Accounting Policies

Description of the business

Sarcos Corp. and its wholly owned subsidiaries, Sarcos LC and Rememdia LC, and ZeptoVision, Inc. (the “Company” or “Sarcos” or “We” or “Our”), design and produce dexterous robotic systems for military and public safety applications. Sarcos also develops and deploys teleoperated robots to perform dangerous and complex tasks in areas where human safety is at risk. The Company was founded on February 5, 2015, is incorporated and headquartered in Salt Lake City, Utah and has offices located in California, Colorado, Massachusetts, Oregon, Texas and Washington.

Basis of Presentation and Consolidation

The accompanying condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S.A. (“GAAP”).

The condensed consolidated financial statements as of March 31, 2021 are unaudited. The condensed consolidated balance sheet as of December 31, 2020, included herein was derived from the audited consolidated financial statements as of that date. Certain information and note disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.  As such, the information included herein should be read in conjunction with the consolidated financial statements and accompanying notes as of and for the year ended December 31, 2020.

The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The Company’s fiscal year begins on January 1 and ends of December 31.

In the opinion of the Company’s management, the unaudited condensed consolidated financial statements include all adjustments necessary for the fair presentation of the Company’s balance sheet as of March 31, 2021, and its results of operations, including its comprehensive loss, stockholders' equity and its cash flows for the three months ended March 31, 2021 and 2020. All adjustments are of a normal recurring nature. The results for the three months ended March 31, 2021 are not necessarily indicative of the results to be expected for any subsequent quarter or for the fiscal year ending December 31, 2021.

Summary of Significant Accounting Policies

There have been no changes to the Company’s significant accounting policies described in the annual consolidated financial statements for the year ended December 31, 2020 that have had a material impact on the Company’s consolidated financial statements and related notes.

In March 2020, the World Health Organization declared the outbreak of COVID-19 a pandemic. Modifications continue to be made to our normal operations because of the COVID-19 pandemic and we continue to monitor our operations and government recommendations. Travel restrictions and capacity limits at customer locations imposed in response to the COVID-19 pandemic continue to cause delays in the assessment and deployment of our products. Although it is widely expected that the impact of the pandemic will subside over time, we cannot predict the future extent or duration of the impact that the COVID-19 pandemic will have on our financial condition and operations. The impact of the COVID-19 pandemic on our financial performance will depend on future developments, including the duration and spread of the outbreak and related governmental advisories and restrictions. If the financial markets and/or the overall economy continue to be impacted for an extended period, Sarcos operations and financial results may be adversely affected.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Liquidity and Capital Resources

Cash and cash equivalents were $30,650 as of March 31, 2021, compared to $33,664 as of December 31, 2020. The Company has historically incurred losses and negative cash flows from operations. As of March 31, 2021, the Company also had an accumulated deficit of approximately $69,181 and working capital of $28,657. During the three months ended March 31, 2021, the Company received $2,000 from the US Government under the Paycheck Protection Plan Loan (“PPPL”). The Company has used these proceeds to fund qualified expenses as PPPL agreement.

As of the date of this report, the Company’s existing cash resources are sufficient to support planned operations for the next 12 months from the date of the issuance of the condensed consolidated financial statements.

These financial statements have been prepared in accordance with GAAP and this basis assumes that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company’s main sources of liquidity were cash generated by equity offerings and debt. The Company’s primary use of cash is for operations and administrative activities including employee-related expenses, and general, operating and overhead expenses. Future capital requirements will depend on many factors, including the Company’s customer growth rate, customer retention, timing and extent of development efforts, the expansion of sales and marketing activities, the introduction of new and enhanced product offerings and the continuing market acceptance of the Company’s products.

The Company believes that there are no conditions or events in the aggregate, including the impact of the COVID-19 pandemic, that raise substantial doubt about the entity’s ability to continue as a going concern for a period of at least one year from the date the condensed consolidated financial statements are issued.

Revenue Recognition

The Company recognizes revenue from the sale of its robot products and from its contractual arrangements to perform research and development services that are fully funded by the customer. The Company recognizes revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services by following a five-step process:

1) Identify the contract with a customer: A contract with a customer exists when (i) the Company enters into an enforceable contract with a customer that defines each party’s rights and obligations regarding the products and services to be transferred and identifies the payment terms related to these products and services, (ii) the contract has commercial substance and, (iii) the Company determines that collection of substantially all consideration for products and services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration. Contract modifications may include changes in scope of work, and/or the period of completion of the project. The Company analyzes contract modifications to determine if they should be accounted for as a modification to an existing contract or a new stand-alone contract.

2) Identify the performance obligations in the contract: The Company enters into contracts that can include combinations of products and services, which are either capable of being distinct and accounted for as separate performance obligations or as one performance obligation, if the majority of tasks and services form a single project or capability. However, determining whether products or services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment.

3) Determine the transaction price: The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring services to the customer. Such amounts are typically stated in the customer contract and to the extent that the Company identifies variable consideration, the Company estimates the variable consideration at the onset of the arrangement as long as it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The Company’s current contracts do not include any significant financing components because the timing of the transfer of the underlying products and services under contract are at the customers’ discretion.  Additionally, the Company does not adjust the promised amount of consideration for the effects of a significant financing component if the Company expects, at contract inception, that the period between when the

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

entity transfers a promised good or service to a customer and when the customer pays for that good or service will be one year or less. Taxes collected from customers and remitted to governmental authorities are not included in revenue.

4) Allocate the transaction price to performance obligations in the contract: Once the Company has determined the transaction price, the total transaction price is allocated to each performance obligation in a manner depicting the amount of consideration to which the Company expects to be entitled in exchange for transferring the good(s) or service(s) to the customer. If applicable, the Company allocates the transaction price to each performance obligation identified in the contract on a relative standalone selling price basis. The standalone selling price represents the amount we would sell the good(s) or service(s) to a customer on a standalone basis. For the government contracts, the Company uses expected cost plus a margin as standalone selling price. Because our contract pricing with the government customer is based on expected cost plus margin the standalone selling price of the good(s) or service(s) in our contracts with the government customer are typically equal to the selling price stated in the contract. When we sell standard good(s) or service(s) with observable standalone sale transaction, the observable standalone sales transactions are used to determine the standalone selling price.

5) Recognize revenue when or as the Company satisfies a performance obligation: For each performance obligation identified, we determine at contract inception whether we satisfy the performance obligation over time or at a point in time. Revenue is recognized over time as work progresses when the Company is entitled to the reimbursement of costs plus a reasonable profit for work performed for which the Company has no alternate use. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort.  Revenue for performance obligations that are not recognized over time are recognized at the point in time when control transfers to the customer (which is generally upon delivery).  For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products and services. Shipping and handling costs are recorded at the time of product shipment to the customer and are included within revenue.

Revenues from Contracts with Customers

The Company derives its revenue primarily from sale of research and development services in the development of its robots and robot products. The research and development services revenue includes revenue from providing services through different types of arrangements, including cost-type contracts and fixed-price contracts. Revenue from the sales of robot products includes sales of the Company’s Guardian S and Guardian HLS products.

Research and Development Services

Cost-type contracts – Research and development service contracts, including cost-plus-fixed-fee and time and material contracts, relate primarily to the development of technology in the areas of robotics or counter-unmanned aircraft systems.  Cost-type contracts are generally entered into with the U.S. government.  These contracts are billed at cost plus a margin as defined by the contract and Federal Acquisition Regulation (“FAR”).  The FAR establishes regulations around procurement by the government and provides guidance on the types of costs that are allowable in establishing prices for goods and services delivered under government contracts.  Revenue on cost-type contracts is recognized over time as goods and services are provided.

Fixed-price contracts – Fixed-price development contracts relate primarily to the development of technology in the area of robotics. Fixed-price development contracts generally require a significant service of integrating a complex set of tasks and components into a single deliverable. Revenue on fixed-price contracts is generally recognized over time as goods and services are provided.  The Company has not experienced a loss on a fixed-price contract.  To the extent our actual costs vary from the fixed fee, we will generate more or less profit or could incur a loss.  In accordance with ASC 606, for the fixed price contracts, the Company will recognize losses at the contract level in earnings in the period in which they are incurred.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Robotic Product

Robotic product revenues relate to sales of the Company’s Guardian S, Guardian HLS products, and certain miscellaneous parts or accessories. The Company provides a standard one-year warranty on product sales. Product warranties are considered assurance-type warranties and are not considered to be separate performance obligations. Revenue on product sales is recognized at a point in time when goods are shipped to the customer. At the time revenue is recognized, an accrual is established for estimated warranty expenses based on historical experience as well as anticipated product performance.

Disaggregation of revenue

Revenue, disaggregated by type, is as follows:

	For the three months ended March 31
	2021	2020

Research and Development Services	$1,600	$1,932
Robotic Product	199	243
Total Revenue	$1,799	$2,175

Information about Contract Balances

The timing of revenue recognition, billing, and cash collection results in the recognition of accounts receivable, unbilled receivables, contract assets, and contract liabilities in the Condensed Consolidated Balance Sheet.

Contract liabilities, discussed below, are also referenced as “deferred revenue” on the consolidated financial statements and related disclosures. Cash received that is in excess of revenues recognized and are contingent upon the satisfaction of performance obligations are accounted for as deferred revenue.

Contract assets include unbilled amounts resulting from contracts in which revenue is recognized over time, revenue recognized exceeds the amount billed, and right to payment is not only subject to the passage of time and further performance.

The opening and closing balances of our accounts receivable, unbilled receivables, contract assets and deferred revenues are as follows:

	Accounts receivable	Unbilled receivable	Contract assets (current)	Contract assets (long term)	Deferred revenue (current)
Opening Balance as of December 31, 2019	$916	$868	$195	$110	$200
Increase/(decrease), net	135	(649)	(102)	(17)	(143)
Ending Balance as of December 31, 2020	1,051	219	93	93	57
Increase/(decrease), net	(985)	423	39	(59)	(52)
Ending Balance as of March 31, 2021	$66	$642	$132	$34	$5

Remaining performance obligations

As of March 31, 2021, the Company had backlog, or revenue related to remaining performance obligations, of $2,469.  We expect approximately 67% of this backlog to be recognized in 2021 and the remainder to be recognized in 2022.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Recently Issued Accounting Standard Pronouncements

As an emerging growth company (“EGC”), the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act until such time as the Company is no longer considered to be an EGC. The adoption dates discussed below reflect this election.

In June 2016, the FASB Issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The new standard requires financial assets measured at amortized cost be presented at the net amount expected to be collected, through an allowance for credit losses that is deducted from the amortized cost basis. The standard will be effective for the Company beginning January 1, 2023, with early application permitted. The Company is evaluating the impact of adopting this new accounting guidance on its condensed consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02 regarding ASC 842 Leases. The amendments in this guidance require balance sheet recognition of lease assets and lease liabilities by lessees for leases classified as operating leases, with an optional policy election to not recognize lease assets and lease liabilities for leases with a term of 12 months or less. The amendments also require new disclosures, including qualitative and quantitative requirements, providing additional information about the amounts recorded in the consolidated financial statements. The amendments require a modified retrospective approach with optional practical expedients. In July 2018, the FASB issued ASU 2018-11, Leases (Topic 842): Targeted Improvements. ASU 2018-11 provides entities another option for transition, allowing entities to not apply the new standard in the comparative periods they present in their consolidated financial statements in the year of adoption.  In June 2020, the FASB Issued ASU 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for Certain Entities (“ASU 2020-05”). The update defers the initial effective date of ASU 2016-02 by one year for private companies and private non-for-profits. For these entities, the effective date is for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022.  The Company is evaluating the impact of adopting this new accounting guidance on its condensed consolidated financial statements.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). ASU 2019-12 is intended to simplify the accounting for income taxes by removing certain exceptions to the general principles and to simplify areas such as franchise taxes, step up in tax basis goodwill, separate entity financial statements and interim recognition of enactment of tax laws or rate changes The ASU is effective for the Company beginning January 1, 2022. The Company is currently evaluating the impact of adopting this standard on its condensed consolidated financial statements.

2. Fair Value Measurements

The Company's financial instruments consist of cash and cash equivalents and accounts receivables. Fair value is defined as the exchange price that would be received for an asset or an exit price paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The fair value hierarchy defines a three-level valuation hierarchy for disclosure of fair value measurements as follows:

Level 1—Fair value is based on observable inputs such as quoted prices for identical assets or liabilities in active markets.

Level 2—Fair value is determined using quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Level 3—Fair value is determined using one or more significant inputs that are unobservable in active markets at the measurement date, such as an option pricing model, discounted cash flow, or similar technique.

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

On a recurring basis, the Company measures certain of its financial assets, namely its cash equivalents, at fair value. The fair value of the Company’s financial assets measured at fair value on a recurring basis was determined using the following inputs:

	As of March 31, 2021
	Level 1	Level 2	Level 3	Fair Value
Financial Assets:
Cash equivalents:
Money market funds	$27,636	$—	$—	$27,636
Total financial assets	$27,636	$—	$—	$27,636

	As of December 31, 2020
	Level 1	Level 2	Level 3	Fair Value
Financial Assets:
Cash equivalents:
Money market funds	$31,726	$—	$—	$31,726
Total financial assets	$31,726	$—	$—	$31,726

Cash equivalents consist primarily of money market funds with original maturities of three months or less at the time of purchase, and the carrying amount is a reasonable estimate of fair value. There were no transfers between fair value measurements levels during the three months ended March 31, 2021 and December 31, 2020.

3. Balance Sheet Components

Inventories

Inventories, consist of the following:

	March 31, 2021	December 31, 2020
Raw materials	$524	$516
Work-in-process	403	100
Finished goods	91	91
Total Inventories	$1,018	707

Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	March 31, 2021	December 31, 2020
Prepaid rent and other expenses	$305	$313
Software subscriptions	372	287
Other assets	696	93
Total prepaid expenses and other current assets	$1,373	$693

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Property and equipment, net

Property and equipment, net consist of the following:

	March 31, 2021	December 31, 2020
Robotics and manufacturing equipment	$667	$659
Leasehold improvements	154	154
Computer equipment	568	568
Capital leased computer equipment	386	386
Software	378	359
Other fixed assets	147	147
Construction in progress	1,140	141
	3,440	2,414
Accumulated depreciation and amortization	(1,100)	(989)
Property and equipment, net	$2,340	1,425

Depreciation and amortization expenses were $111 and $105, for the three months ended March 31, 2021 and March 31, 2020, respectively. Included in construction in progress is $1,012 of tenant improvement related to the improvements made in the new facility to be leased.

Accrued liabilities

Accrued liabilities consist of the following:

	March 31, 2021	December 31, 2020
Payroll and payroll taxes	$984	$648
CARES Act deferred payroll taxes	286	286
Consulting and professional services	327	125
Other current liabilities	195	196
Total accrued liabilities	$1,792	$1,255

Other non-current liabilities

Other non-current liabilities consist of the following:

	March 31, 2021	December 31, 2020
CARES Act deferred payroll taxes	$286	$286
Capital leases	242	239
Deferred rent and lease incentive obligation	1,196	1
Total other non-current liabilities	$1,724	$526

Transaction costs

As of March 31, 2021, in connection with the business combination, transaction costs amounted to $1,427 consisting primarily of $999 in legal fees and $428 in other professional services.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

4. Notes Payable

Paycheck Protection Program Loan

In April 2020, the Company received an unsecured loan in the principal amount of $2,394 under the Paycheck Protection Program (the “PPP”) administered by the U.S. Small Business Administration, or the SBA, pursuant to the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), or the PPP loan. The PPP loan provides for an interest rate of 1.00 % per year and matures two years from the commencement date. The terms of the PPP Loan were subsequently revised in accordance with the provisions of the Paycheck Protection Flexibility Act of 2020, or the PPP Flexibility Act, which was enacted on June 5, 2020. The PPP Loan is subject to forgiveness under the PPP to the extent proceeds of the loan are used for eligible expenditures. The PPP loan may be used for payroll costs, costs related to certain group health care benefits and insurance premiums, rent payments, utility payments, mortgage interest payments and interest payments on any other debt obligation that were incurred before February 15, 2020.

On March 3, 2021, the Company was granted a Second Draw PPP Loan of $2,000 based on qualified spending, decreased quarterly revenue, and other factors. Second Draw PPP Loans are eligible for forgiveness based on qualified spending during an 8-to-24 month covered period, assuming employee and compensation levels are maintained.  Loan payments are deferred for at least 10 months after the end of the covered period.  If not forgiven, Second Draw PPP Loans have a maturity of five years and a 1% interest rate.

Under the terms of the CARES Act and the PPP Flexibility Act, the Company may apply for and be granted forgiveness for all or a portion of loan granted under the PPP Flexibility Act, with such forgiveness to be determined, subject to limitations (including where employees of the Company have been terminated and not re-hired by a certain date), based on the use of the loan proceeds for payment of payroll costs and any payments of mortgage interest, rent, and utilities. The terms of any forgiveness may also be subject to further requirements in regulations and guidelines adopted by the SBA. While the Company currently believes that the use of the PPP loan proceeds, will meet the conditions for forgiveness under the PPP Flexibility Act, no assurance is provided that the Company will obtain whole or partial forgiveness of the loans.

Debt consisted of the following:

	March 31, 2021	December 31, 2020
First PPP Loan	$2,394	$2,394
Second PPP Loan	2,000	—
Total Debt	4,394	2,394
Less: Notes payable, current portion	2,124	1,328
Notes payable, net of current portion	$2,270	$1,066

As of March 31, 2021, the scheduled principal payments of the Company's PPP loans, shown if the loans are not forgiven, were as follows:

2021 (Remaining)	$1,314
2022	1,320
2023	535
2024	541
2025	546
2026	138
Total	$4,394

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

On June 11, 2021 the first PPP loan granted of $2,394 was forgiven. See Note 14 Subsequent events for details.

5. Equity

Common Stock

The number of authorized shares of common stock is 33,990,766, of which 25,990,765 and 8,000,001 have been designated as Class A and Class B, respectively.

Except with regard to the differential voting power and conversion rights, Class A common stock and Class B common stock have the same characteristics, rights, privileges, preferences and limitations and shall rank equally, share ratably and be identical in all respects as to all matters.

On all matters upon which holders of common stock are entitled or permitted to vote, every holder of Class A common stock shall be entitled to one vote per share and every holder of Class B common stock shall be entitled to ten votes per share.

Class B common stock is convertible, at the option of the holder, at any time and without payment of additional consideration into one share of Class A common stock. Class B common stock shall be automatically converted into Class A common stock upon transfer of shares in any manner other than as a permitted transfer as defined by the Company’s charter.

In September 2016, the founders granted the Company a repurchase right for 4,000,000 shares of Class B common stock originally purchased in 2015. The Company has an exclusive option to repurchase unvested shares of Class B common stock at a price per share equal to the original issue price per share in the event that the founder’s relationship with the Company is terminated. The repurchase right for the 4,000,000 shares lapsed in equal monthly amounts over the following 48 months period ending in September 2020. The fair value of Class B common stock option at the date the repurchase right granted was based on the fair market value on the grant date and is being recognized as stock-based compensation expense to general and administrative expense on a straight-line basis over the vesting period. For the three months ended March 31, 2020, the amounts recognized stock-based compensation related to the founder stock options was $506. For the three months ended March 31, 2021, no shares of Class B common stock were subject to the repurchase option and there was no unrecognized amount of stock-based compensation remaining.

Convertible Preferred Stock

As of March 31, 2021, the Company has authorized, issued and outstanding 12,112,012 shares of convertible preferred stock, of which 5,421,446, have been designated as Series A, 3,158,338 have been designated as Series B and 3,532,228 have been designated as Series C, each designated with the rights and preferences to be determined by the Board of Directors.

The following table is a summary of the Convertible Preferred Stock as of March 31, 2021:

Series	Shares Authorized	Shares Issued and Outstanding	Aggregate Liquidation Value	Proceeds, Net of Issuance Costs	Issue Price per Share
Series A	5,421,446	5,421,446	$15,723	$15,531	$2.9002
Series B	3,158,338	3,158,338	30,050	29,993	9.5145
Series C	3,532,228	3,532,228	40,000	39,867	11.3243
Total	12,112,012	12,112,012	$85,773	$85,391

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Significant terms of the outstanding convertible preferred stock series are as follows:

Dividends — Each share of Series A, Series B and Series C Convertible Preferred Stock (“Senior Convertible Preferred Stock”) is entitled to receive, when and if declared by the Company’s Board of Directors, noncumulative dividends at an annual rate of $0.2320 for Series A Convertible Preferred Stock, $0.7611 for Series B convertible Preferred Stock and $0.9059 for Series C Convertible Preferred Stock

Voting Rights — Each holder of Preferred Stock is entitled to the number of votes equal to the number of shares of Class A Common Stock into which the shares of Preferred Stock held by such holders could be converted as of the record date. Holders of Preferred Stock shall be entitled to vote on all matters on which Common Stock are entitled to vote. So long as at least 3,924,112 shares of Preferred Stock remain outstanding, the holder of Preferred Stock, voting as a separate class, are entitled to elect four members of the Board of Directors. The holders of Common Stock shall be entitled to elect five members of the Board of Directors. The number of authorized shares of Common Stock may be increased or decreased by an affirmative vote of the holders of a majority of the voting power of the stock of the Corporation voting together as a single class on an as-converted basis, provided that (a) at least 80% of the then-serving members of the Board have also approved such increase or decrease to the number of authorized shares of Common Stock and (b) the holders of at least a majority of the then outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis, have approved an increase in the number of shares of Class B Common Stock.

On all matters upon which holders of Common Stock are entitled or permitted to vote, every holder of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock and every holder of Class B Common Stock shall be entitled to ten votes for each share of Class B Common Stock. Except as expressly  noted, the holders of shares of Class A Common Stock, Class B Common Stock and any other stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

Liquidation — In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series C Preferred Stock shall rank senior to the Junior Preferred Stock, referred as Series A and Series B Preferred Stock, and Common Stock as to the distribution of any assets of the Corporation. The Series A, B and C Preferred stock and Common stock holders shall be entitled to receive an amount per share equal to the greater of the sum of the preferred stock liquidation preference of $3.8573 for Series A convertible preferred stock, $9.5145 for Series B convertible preferred stock and $11.3243 for Series C convertible preferred stock.

If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of Series C Preferred Stock are insufficient to permit the payment to such holders, then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series C Preferred Stock in proportion to the full amounts they would otherwise be entitle to receive.

Preemptive Rights — No shares of Common Stock, Preferred Stock or other securities convertible into shares of Common Stock have preemptive rights

Conversion — The holders of the Preferred Stock have the option to convert each share into that number of fully-paid, nonassessable shares of Class A Common Stock determined by dividing the original issue price for the relevant series by the Conversion Price for such series. The Conversion price is currently the original issue price.

Shares of Preferred Stock will be converted automatically into fully-paid, non-assessable shares of Class A Common Stock at the then effective Conversion Rate for such share (i) immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to a registration statement under the Securities Act of 1933, as amended, resulting in the listing of the Class A Common Stock on the New York Stock Exchange, the Nasdaq Global Market or other internationally recognized stock exchange, converting the offer and sale of Common Stock provided that offering price per share is no less than $21.57 (as adjusted for Recapitalization) and the aggregate gross proceeds from the offering are not less than $100,000 or (ii) upon the Company’s receipt of the written consent of the holders of a majority of the Preferred Stock then outstanding (voting as a single class and on an as-converted basis), which majority should include holders of at least the majority of the Series B Preferred Stock then outstanding and a

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

majority of the Series C Preferred Stock then outstanding, or, if later, the effective date for conversion specified in such request.

Non-controlling Interest

The non-controlling interest represents the membership interest in ZeptoVision, Inc. (“Zepto”) held by another holder other than the Company (i.e., an officer with the Company). Zepto was formed in April 2016, and the formation of Zepto was accounted for as a common control transaction at the time of formation. As of December 31, 2020, the Company’s ownership percentage in Zepto was 79%. The Company has consolidated the financial position and results of operations of Zepto and reflected the 21% interest as a non-controlling interest. The carrying amount of the non-controlling interest will be adjusted to reflect the change in its ownership interest in the subsidiary, with the offset to equity attributable to the Company.

On February 16, 2021, the Company acquired the non-controlling interest’s shares in Zepto for a purchase price of $200 making Zepto a wholly owned subsidiary of the Company. The acquisition of the remaining shares of Zepto resulted in the decrease of non-controlling interest and adjustment to additional paid-in capital to reflect the Company’s increased ownership in Zepto.

6. Warrants

On January 31, 2020, the Company issued 250,000 Class A Common Stock warrants to one of the Series C Preferred Stock investors, at an exercise price of $11.3243 with an expiration date of January 31, 2030. The Company generally accounts for warrants to purchase common stock as a component of equity at its issued cost unless the warrants include a conditional obligation to issue a variable number of shares or there is a deemed possibility that the Company may need to settle the warrants in cash.

The Company estimates the fair value of these warrants using the Black-Scholes option valuation model based on the estimated fair value of the underlying common stock, with the following assumptions: remaining contractual term of ten years, risk-free interest rate of 3.05%, volatility of 85% and no dividend yield. These estimates, especially the market value of the underlying common stock and the related expected volatility, are highly judgmental and could differ materially in the future. The Company estimated the fair value of warrants exercisable for Class A Common Stock using the Black-Scholes option valuation model based on the estimated fair value of the underlying Series C Preferred Stock.

The Company recorded $1,220 as relative fair value of the warrants within the condensed consolidated statements of stockholders’ equity, as an offset to additional paid-in capital as the warrants were issued in conjunction with the issuance of Series C Preferred stock.

7. Stock-based Compensation

Equity Incentive Plan

The total number of shares of the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) is 3,180,714 as of March 31, 2021. The Plan provides stock options awards, restricted stock units and restricted stock awards for issuance to Company employees, officers, directors, non-employee agents, and consultants as options and/or restricted stock units. These awards vest over three to five years and are exercisable up to 10 years from the date of grant. Unvested options are forfeited upon termination.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

The following summarizes the Company’s stock option activity for the quarter ended March 31, 2021:

	Options Outstanding		Weighted- Average
	Number of Shares	Weighted Average Exercise Price	Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding – December 31, 2020	1,536,897	$3.04	6.83	$5,058
Granted	—	—	—	—
Exercised	(4,800)	4.23	—	10
Cancelled	(80,260)	4.35	—	—
Outstanding – March 31, 2021	1,451,837	$2.96	6.54	$61,104
Vested and expected to vest – March 31, 2021	1,451,837	$2.96	6.54	$61,104
Exercisable – March 31, 2021	1,002,945	$1.81	5.66	$43,363

The following summarizes the Company’s employee restricted stock units activity for the quarter ended March 31, 2021:

	Restricted Stock Units Outstanding
	Number of Shares	Weighted- Average Grant-Date Fair Value
Outstanding – December 31, 2020	175,703	$6.04
Granted	—	—
Cancelled	—	—
Outstanding – March 31, 2021	175,703	$6.04

The following summarizes the Company’s employee restricted stock awards activity for the quarter ended March 31, 2021:

	Restricted Stock Awards Outstanding
	Number of Shares	Weighted-Average Grant-Date Fair Value
Outstanding – December 31, 2020	—	$—
Granted	1,000,000	45.05
Cancelled	—	—
Outstanding – March 31, 2021	1,000,000	$45.05

Vesting of restricted stock units (“RSUs”) is subject to service and performance conditions. RSUs granted generally include service vesting periods of one to four years, requirements related to the completion of a qualifying liquidity event, and for some awards granted to executives, requirements related to the forfeiture of cash compensation. Awards that include the forfeiture of cash compensation as a vesting requirement were based on a predetermined amount of forfeited cash salary over a one-year period.  As of March 31, 2021, all awards with this vesting condition had been satisfied or forfeited. The RSUs are not reflected as issued or outstanding in the accompanying condensed consolidated statements of stockholders’ equity until the liquidity event is met. Due to the liquidity event condition, which has not been met, no compensation expense was recognized in regard to RSUs, for the three months ended March 31, 2021 and for the year ended December 31, 2020, respectively.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Restricted Stock Awards (“RSAs”) vest over a 15-month period following the consummation of a qualifying transaction.  The award includes vesting acceleration provisions which would result in the award becoming fully vested following a change in control event or upon death of the grantee.  It is anticipated that the merger with Rotor Acquisition Corp. will be the qualifying transaction that triggers the 15-month vesting period. Due to the change in control, which has not been met, no compensation expense was recognized in regard to RSAs, for the three months ended March 31, 2021.

The Company utilizes the Black-Scholes option pricing model for estimating the fair value of options granted, which requires the input of highly subjective assumptions. The Company calculates the fair value of each option grant on the grant date using the following assumptions:

Expected Term—The Company uses the simplified method when calculating expected term due to insufficient historical exercise data.

Expected Volatility—As the Company's shares are not actively traded, the volatility is based on a benchmark of comparable companies.

Expected Dividend Yield—The dividend rate used is zero as the Company does not have a history of paying dividends on its common stock and does not anticipate doing so in the foreseeable future.

Risk-Free Interest Rate—The interest rates used are based on the implied yield available on U.S. Treasury zero-coupon issues with an equivalent remaining term equal to the expected life of the award.

The per share fair values of stock options granted and the assumptions used in estimating fair value were as follows:

	March 31, 2021	December 31, 2020
Options
Fair value of common stock	—	$3.69
Risk-free interest rate	—	0.51%
Expected term (in years)	—	6.06
Expected dividend yield	—	0.00%
Expected volatility	—	64.98%

No options were granted for the three-month period ended March 31, 2021.

The Company recognizes stock-based compensation expense under the Plan in the condensed consolidated statement of operations as follows:

	March 31, 2021	March 31, 2020
Cost of revenue	$28	$32
Research and development	61	39
Sales and marketing	10	8
General and administrative	74	98
Total stock-based compensation expense	$173	$177

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

The fair value of stock options granted are recognized as compensation expense in the condensed consolidated statements of operations over the related vesting periods. The following is a summary of the weighted-average fair value per share:

March 31, 2021
Granted	$—
Exercised	$4.23
Cancelled	$2.53
Unvested	$5.53

No restricted stock units were granted during the period ended March 31, 2021. As of March 31, 2021, there was approximately $1,464 of unrecognized stock-based compensation cost related to stock options granted under the Plan, which is expected to be recognized over an average period of 2.5 years.

8. Net loss per Share

The following table sets forth the computation of the basic and diluted net loss per share attributable to common stockholders for the three months ended March 31, 2021 and March 31, 2020.

	March 31, 2021		March 31, 2020
	Class A	Class B	Class A	Class B
Numerator:
Net loss attributable to common stockholders	$(112)	$(5,086)	$(74)	$(4,877)
Denominator:
Weighted average shares outstanding, basic and diluted	175,549	8,000,001	113,073	7,413,919
Basic and diluted net loss per share	$(0.64)	$(0.64)	$(0.66)	$(0.66)

Basic and diluted net loss per share attributable to common stockholders is the same for the three months ended March 31, 2021 and March 31, 2020, because the inclusion of potential shares of common stock would have been anti‑dilutive for the periods presented.

The following table discloses securities that could potentially dilute basic net loss per share in the future that were not included in the computation of diluted net loss per share:

	For the three months ended March 31,
	2021	2020
Convertible preferred stock	12,112,012	12,112,012
Outstanding stock options and restricted stock awards	1,627,540	1,915,787
Warrants to purchase Class A common stock	250,000	250,000

9. Income taxes

In order to determine the Company’s quarterly provision for income taxes, the Company used an estimated annual effective tax rate that is based on expected annual income and statutory tax rates in the various jurisdictions in which the Company operates. Certain significant unusual or infrequently occurring items that are separately reported are separately recognized in the quarter during which they occur and can be a source of variability in the effective tax rate from quarter to quarter.

Income tax expense for the three months ended March 31, 2021 and 2020 was $-0. Income tax expense for the three months ended March 31, 2021 and 2020 is based on the Company’s estimated annualized effective tax rate for the fiscal years ending December 31, 2021 and December 31, 2020, respectively. For the three months ended

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

March 31, 2021 and 2020, the Company’s recognized effective tax rate differs from the U.S. federal statutory rate primarily due to the Company’s U.S. deferred tax assets being offset in full by a valuation allowance.

10. Commitments and Contingencies

Legal Proceedings

The Company may be involved in various claims, lawsuits, investigations and other proceedings, in the normal course of the business. The Company accrues a liability when management believes information available prior to the issuance of the condensed consolidated financial statements indicates it is probable a loss has been incurred as of the date of the financial statement and the amount of loss can be reasonably estimated. The Company adjust its accruals to reflect the impact of negation, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Legal costs are expensed as incurred. Although claims are inherently unpredictable, the Company currently is not aware of any matters that may have a material adverse effect on its business, financial position, results of operations, or cash flows. Accordingly, the Company has not recorded any material loss contingency in the balance sheet as of March 31, 2021 and December 31, 2020.

Indemnifications

In the ordinary course of business, the Company may provide indemnifications of varying scope and terms to investors, directors and officers with respect to certain matters, including, but not limited to, losses arising out of the Company’s breach of such agreements, services to be provided by the Company, or from intellectual property infringement claims made by third parties. These indemnifications may survive termination of the underlying agreement and the maximum potential amount of future payments the Company could be required to make under these indemnification provisions may not be subject to maximum loss clauses. The maximum potential amount of future payments the Company could be required to make under these indemnification provisions is indeterminable. The Company has never paid a material claim, nor has the Company been involved in litigation in connection with these indemnification arrangements. As of March 31, 2021 and December 31, 2020, the Company has not accrued a liability for these guarantees as the likelihood of incurring a payment obligation, if any, in connection with these guarantees is not probable or reasonably estimable due to the unique facts and circumstances involved.

Operating Leases

The Company leases facilities under noncancelable operating lease agreements. Future minimum rental payments under the noncancelable operating leases, subsequent to March 31, 2021, are as follows:

Operating Leases
2021	$208
2022	1,280
2023	970
2024	1,324
2025	1,360
2026 and thereafter	11,322
Total	$16,464

Rent expense related to noncancelable operating leases totaled $281 and $74 for the three months ended March 31, 2021 and March 31, 2020, respectively. The operating lease term includes two three-year renewal option.

Capital Leases

The Company leases equipment under agreements expiring at various times during the next four years. The Company has recorded the capital lease obligation within its condensed consolidated balance sheets. The current portion of $70 is recorded within accrued liabilities and the long-term portion of $242 is included in other non-current liabilities.

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

Future minimum rental payments under the noncancelable capital leases, subsequent to March 31, 2021, are as follows:

Capital Leases
2021	$85
2022	87
2023	88
2024	87
Minimum lease payment including interest	347
Amount representing interest	35
Minimum lease payments excluding interest	$312

11. Segment information

The Company’s Chief Executive Officer (“CEO”) is the Chief Operating Decision Maker (“CODM”). The CODM allocates resources and makes operating decisions based on financial information presented on a consolidated basis. The profitability of the Company’s product group is not a determining factor in allocating resources and the CODM does not evaluate profitability below the level of the consolidated company. Accordingly, the Company has determined that it has a single reportable segment and operating segment structure.

The Company’s revenue is primarily with U.S. customers. During the three months ended March 31, 2021 and March 31, 2020, the Company recognized $71 and $0 of revenue earned from customers located in South Korea, respectively.

All long-lived assets are maintained in, and all losses are attributable to, the United States of America.

12. Related Party Transactions

As of December 31, 2020, the Company held a controlling interest of 79% in Zepto. The Chief Legal Officer of the Company is the owner of 21% of Zepto. On February 16, 2021, the Company acquired the non-controlling interest’s shares in Zepto for a purchase price of $200 making Zepto a wholly owned subsidiary of the Company.

During the three months ended March 31, 2020, the Company entered into an agreement with one of its investors, Delta Air Lines, Inc., to provide demonstration services. The Company recognized $100 of revenue related to these services during the three months ended March 31, 2020. No revenue was recognized for the three-month ended March 31, 2021.

13. Employee Benefits

The Company has a defined contribution 401(k) plan covering substantially all employees. The plan allows employees to defer up to 100% of their employment income (subject to annual contribution limits imposed by the I.R.S.) after all taxes and applicable benefit deductions. The Company does not provide matching contributions for the employee contributions to the plans; therefore, no amounts have been accrued as of March 31, 2021 and December 31, 2020

14. Subsequent events

Subsequent events have been evaluated through July 9, 2021, the date the consolidated financial statements were issued.

RSU modification

On April 1, 2021, the Board of Directors approved a modification to all outstanding RSUs such that the liquidity-based vesting condition would be satisfied by the merger with Rotor Acquisition Corp. On the date of the

SARCOS CORP. AND SUBSIDIARIES

NOTES TO THE CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share data)

merger, the Company will recognize a cumulative catch up in stock-based compensation expense in accordance with the RSUs that are fully vested on that date.

Service agreement

On April 4, 2021, the Company entered into an agreement with Palantir Technologies (Palantir) in which the Company has committed to utilize software and services from Palantir over the next six years for a total of $42,000. The software and services are an integral part of the Company’s plans to provide Robots as a Service upon commercialization of the Company’s Guardian® XO and XT robots. The agreement is structured such that the Company will commit to spend $150 per month with Palantir through the closing of the currently proposed merger agreement with Rotor Acquisition Corp. and as part of the first year’s annual commitment. Should the merger not be consummated, the Company has the option of terminating the agreement and no further commitments are required. In exchange for this agreement, Palantir is investing $21,000 as part of the merger transaction. Palantir is one of the PIPE Investors in the merger transaction.

Business combination

On April 5, 2021, the Company entered into a definitive agreement to merge with Rotor Acquisition Corp. (“Rotor”), pursuant to which the Company will merge with Rotor’s wholly-owned subsidiary, Rotor Merger Sub Corp., with Sarcos surviving the merger as a wholly owned subsidiary of Rotor.

Sparks Marketing Corp.

On May 16, 2021, the Company entered into an agreement with Sparks Marketing Corp. to begin the construction of a mobile display to be used for demonstrations of Company products at prospective customer locations as well as other marketing events.  Construction of this mobile display is expected to have a total cost of $802 and be completed in early 2022.  Negotiations of this agreement involved an account executive at Sparks Marketing Corp. who is a family member of Ben Wolff, CEO.

Paycheck Protection Program

On June 11, 2021, under the terms of the CARES Act and the PPP Flexibility Act, based on the use of the loan proceeds the Company was granted forgiveness for all of the first PPP loan granted of $2,394.

Legal proceedings

On July 1, 2021, seven former employees of Sarcos filed suit in Utah state court against Sarcos. The complaint alleges that in 2021, Sarcos wrongfully suspended the exercise of the plaintiffs’ stock options. The complaint asserts claims for breach of contract, breach of the covenant of good faith and fair dealing and seeks declaratory judgment in favor of plaintiffs and injunctive relief from option expiration. The complaint seeks damages in an amount to be determined at trial, but in no event less than $1,500. On the same day they filed the complaint, plaintiffs also filed a motion for preliminary injunction to enjoin the expiration of the stock options.

The Company believes the allegations against Sarcos in this lawsuit are without merit and will continue to defend vigorously against them.

ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

ROTOR ACQUISITION CORP.,

ROTOR MERGER SUB CORP.,

AND

SARCOS CORP.

DATED AS OF APRIL 5, 2021

A-i

A-ii

A-iii

EXHIBITS

Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Lock-Up Agreement
Exhibit C	Form of Conversion Written Consent
Exhibit D	Form of Warrant Exercise Notice
Exhibit E-1	Form of Certificate of Merger
Exhibit E-2	Form of Articles of Merger
Exhibit F	Executed Subscription Agreements
Exhibit G	Form of New Incentive Plans
Exhibit H	Form of Governing Documents of Rotor
Exhibit I	Form of Merger Written Consent

A-iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of April 5, 2021, is made by and among Rotor Acquisition Corp., a Delaware corporation (“Rotor”), Rotor Merger Sub Corp., a Delaware corporation and a wholly owned Subsidiary of Rotor (“Merger Sub”), and Sarcos Corp., a Utah corporation (the “Company”).  Rotor, Merger Sub, and the Company shall be referred to herein from time to time collectively as the “Parties.”  Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 1.1.

WHEREAS, (a) Rotor is a blank check company that was incorporated as a Delaware corporation on August 27, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, and (b) Merger Sub is, as of the date hereof, a wholly owned Subsidiary of Rotor that was formed for the purpose of consummating the transactions contemplated by this Agreement and the Ancillary Documents;

WHEREAS, pursuant to the Governing Documents of Rotor, Rotor is required to provide an opportunity for its stockholders to have their outstanding Rotor Class A Shares redeemed on the terms and subject to the conditions set forth therein in connection with obtaining the Rotor Stockholder Approval;

WHEREAS, subject to the terms and conditions of this Agreement, and in accordance with Section 252 of the Delaware General Corporation Law, as amended (the “DGCL”) and Section 16-10a-1107 of the Utah Revised Business Corporation Act, as amended (the “Act”), at the Closing, Merger Sub will merge with and into the Company, the separate corporate existence of Merger Sub will cease, and the Company will be the surviving company and a wholly owned subsidiary of Rotor, and, upon the Effective Time of the Merger, all shares of Company Stock will be converted into the right to receive the consideration set forth in Article 2 of this Agreement;

WHEREAS, concurrently with the execution of this Agreement, Rotor is entering into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase from Rotor, and Rotor has agreed to issue and sell to the PIPE Investors, Rotor Class A Shares in exchange for an aggregate purchase price equal to the PIPE Financing Amount immediately prior to or substantially concurrent with the Closing, on the terms and subject to the conditions set forth in the Subscription Agreements (such equity financing hereinafter referred to as the “PIPE Financing”);

WHEREAS, in connection with the transactions contemplated by this Agreement, Rotor shall file a proxy statement of Rotor relating to the transactions contemplated by this Agreement and the Ancillary Documents (the “Proxy Statement”), and it is a condition to the consummation of the transactions contemplated by this Agreement that the Rotor Stockholder Approval has been obtained;

WHEREAS, at or prior to the Closing (a) Rotor, Sponsor, and certain Pre-Closing Holders shall enter into a registration rights agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), and (b) certain Pre-Closing Holders shall enter into a lock-up agreement, substantially in the form attached hereto as Exhibit B (the “Lock-Up Agreement”);

WHEREAS, Sponsor and the other holders of Rotor Class B Shares have delivered to the Company an executed Waiver Agreement, dated as of the date hereof (the “Waiver Agreement”), whereby in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Documents, Sponsor and such other holders of Rotor Class B Shares have agreed to waive certain of their anti-dilution and conversion rights in connection with the PIPE Financing and the Merger and to forfeit a certain number of Rotor Class B Shares and the Rotor Warrants in connection with the Merger;

WHEREAS, the board of directors of Rotor, acting upon the unanimous recommendation of a special committee comprised solely of disinterested and independent directors (the “Special Committee”), has unanimously (a) recommended, among other things, the approval of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger) by the holders of Rotor Shares entitled to vote thereon, (b) determined that this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger) are in the best interests of Rotor and the stockholders of Rotor, and declared it advisable to enter into this Agreement, the Ancillary Documents to which Rotor is or will be a party and the transactions contemplated hereby and thereby (including the Merger) and (c) recommended, among other things, acceptance of the transactions contemplated by this Agreement (including the Merger) and the Ancillary Documents and the approval of this Agreement and the Ancillary Documents by the holders of Rotor Shares entitled to vote thereon;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) approved this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger), (b) determined that this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger) are in the best interests of the Company and the holders of Company Stock entitled to vote thereon, and declared it advisable to enter into this Agreement, the Ancillary Documents to which the Company is or will be a party and the transactions contemplated hereby and thereby (including the Merger) and (c) recommended, among other things, the approval of this Agreement and the Merger by the holders of Company Stock entitled to vote thereon;

WHEREAS, the board of directors of Merger Sub has unanimously (a) approved this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger), (b) determined that this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger) is in the best interests of Merger Sub and Rotor, in its capacity as the sole stockholder of Merger Sub, and declared it advisable to enter into this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger) and (c) recommended, among other things, the approval of this Agreement and the Ancillary Documents and acceptance of the transactions contemplated hereby and thereby (including the Merger) by Rotor, in its capacity as the sole stockholder of Merger Sub;

WHEREAS, in connection with the Company’s entry into this Agreement, certain Pre-Closing Holders who, collectively, constitute at least Requisite Threshold have executed and delivered to the Company an irrevocable written consent in the form set forth on Exhibit C (the “Conversion Written Consent”) in order to effect a conversion of all of the Company Preferred Stock to Company Class A Common Stock in accordance with Section 4(b) of Article 5 of the  Amended and Restated Certificate of Incorporation of Sarcos Corp., as amended (the “Company Charter”), with the effective time for such conversion to be conditioned upon the consummation the Closing and to occur as of immediately prior to the Effective Time (the “Company Preferred Conversion”);

WHEREAS, in connection with the Company’s entry into this Agreement, the holders of the Company Warrants have delivered warrant exercise notices in the form attached hereto as Exhibit D (the “Warrant Exercise Notices”), pursuant to which all Company Warrants then outstanding shall, immediately prior to the Effective Time, be exercised into Company Class A Common Stock in accordance with the terms thereof (the “Company Warrant Exercise”); and

WHEREAS, each of the Parties intends that, for U.S. federal income tax purposes, the Merger shall qualify for the Intended Tax Treatment described in Section 5.6.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

Article 1
CERTAIN DEFINITIONS

Section 1.1Definitions.  As used in this Agreement, the following terms have the respective meanings set forth below.

“280G Approval” has the meaning set forth in Section 5.19.

“Accounting Principles” means GAAP as in effect at the date of the financial statement to which it refers or as in effect as of any other relevant date of determination, using and applying the same accounting principles, practices, procedures, policies and methods (with consistent classifications, judgments, elections, inclusions, exclusions and valuation and estimation methodologies) used and applied by the Group Companies in the preparation of the latest audited Financial Statements.

“Acquisition Proposal” has the meaning set forth in Section 5.8(a).

“Act” has the meaning set forth in the recitals to this Agreement.

“Additional Rotor SEC Reports” has the meaning set forth in Section 4.8.

“Adjusted Restricted Stock Award” has the meaning set forth in Section 2.2(b)(ii).

“Adjusted Restricted Stock Unit Award” has the meaning set forth in Section 2.2(b)(iii).

“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

“Affiliated Group” means an affiliated group as defined in Section 1504(a) of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax).

“Aggregate Rotor Transaction Proceeds” means an amount equal to the sum of (a) the cash proceeds to be received by Rotor at Closing from the Trust Account in connection with the transactions contemplated hereby (which proceeds shall, for the avoidance of doubt, be determined (i) after giving effect to the Rotor Stockholder Redemption and (ii) prior to the payment of, and without regard to, any Rotor Transaction Expenses) and (b) the cash proceeds to be received by Rotor at Closing in respect of the PIPE Financing or any Alternative PIPE Financing or any other additional third-party financing pursuant to Section 5.7(b).

“Agreement” has the meaning set forth in the introductory paragraph to this Agreement.

“Allocation Schedule” has the meaning set forth in Section 2.2(e).

“Alternative PIPE Financing” has the meaning set forth in Section 5.7(b).

“Alternative Subscription Agreement” has the meaning set forth in Section 5.7(b).

“Ancillary Documents” means this Agreement, each Subscription Agreement, the Registration Rights Agreement, each Lock-Up Agreement, the Warrant Exercise Notices, the Waiver Agreement, each Employment Agreement and each other agreement, document, instrument and/or certificate contemplated by this Agreement to be executed in connection with the transactions contemplated hereby.

“Anti-Corruption Laws” means, collectively: (a) the U.S. Foreign Corrupt Practices Act (FCPA); (b) the UK Bribery Act 2010; and (c) any other anti-bribery or anti-corruption Laws related to combatting bribery, corruption and money laundering.

“Audited Financials” has the meaning set forth in Section 3.4(a)(i).

“Base Merger Consideration” has the meaning set forth in the definition of Closing Merger Consideration.

“Business” means the business of, directly or indirectly, designing and producing robotic systems, and other ancillary services related thereto, and all other businesses currently conducted by any Group Company.

“Business Combination” has the meaning set forth in Section 8.18.

“Business Combination Proposal” has the meaning set forth in Section 5.10.

“Business Data” means all business information and all Personal Data (whether of employees, contractors, consultants, customers, consumers, or other Persons and whether in electronic or any other form or medium) that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by any of the Company IT Systems or the Group Companies in connection with the Business.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in Salt Lake City, Utah or New York, New York are open for the general transaction of business.

“Business Intellectual Property” has the meaning set forth in Section 3.13(b).

“CARES Act” means the Coronavirus Aid, Relief and Economic Security Act, as signed into law by the President of the United States on March 27, 2020, as amended.

“CBA” has the meaning set forth in Section 3.14(e).

“Certificate of Merger” has the meaning set forth in Section 2.1(a).

“Change in Recommendation” has the meaning set forth in Section 5.10(a).

“Claims” has the meaning set forth in Section 8.18.

“Closing” has the meaning set forth in Section 2.1(c).

“Closing Date” has the meaning set forth in Section 2.1(c).

“Closing Filing” has the meaning set forth in Section 5.4(b).

“Closing Merger Consideration” means the sum of (a) 120,000,000 Rotor Common Shares in the aggregate (the “Base Merger Consideration”), plus (b) if a Pre-Closing Financing has been consummated, the Pre-Closing Financing Shares (if any), which sum, for the avoidance of doubt, includes the Rotor Common Shares allocated in respect of the Company Options, the Company Warrants, the Company Restricted Stock Awards, the Company Restricted Stock Unit Awards in accordance with Section 2.2(e), and any Equity Securities issued pursuant to the Pre-Closing Financing (if any).

“Closing Press Release” has the meaning set forth in Section 5.4(b).

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state Law.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the introductory paragraph to this Agreement.

“Company Charter” has the meaning set forth in the recitals to this Agreement.

“Company Class A Common Stock” means the Class A Common Stock of the Company, $0.001 par value per share.

“Company Class B Common Stock” means the Class B Common Stock of the Company, $0.001 par value per share.

“Company Common Share” has the meaning set forth in Section 2.2(a).

“Company Common Stock” means, collectively, the Company Class A Common Stock and the Company Class B Common Stock.

“Company D&O Persons” has the meaning set forth in Section 5.5(a).

“Company D&O Tail Policy” has the meaning set forth in Section 5.5(c).

“Company Earnout Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time, including (i) the number of shares of Company Common Stock issued upon the Company Preferred Conversion and the Company Warrant Exercise (for clarity, after giving effect to the issuance of any Pre-Closing Financing Shares) and (ii) the number of shares of Company Common Stock subject to the Company Restricted Stock Awards, whether vested or unvested, outstanding immediately prior to the Effective Time.

“Company Equity Plan” means the Company’s 2015 Equity Incentive Plan, and each other plan that provides for the award of rights of any kind to receive Equity Securities of any Group Company or benefits measured in whole or in part by reference to Equity Securities of any Group Company.

“Company Expenses” means, without duplication, the aggregate amount payable by any Group Company that is unpaid as of any time of determination, for (a) out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation or execution of the letter of intent between Rotor and the Company and this Agreement or any Ancillary Documents and the consummation of the transactions contemplated hereby and thereby (including the fees and expenses of outside legal counsel, accountants, advisors, investment bankers, brokers, consultants or other agents), (b) the cost of the Company D&O Tail Policy to be obtained pursuant to Section 5.5, (c) change-in-control payments, transaction bonuses, retention payments, severance or similar compensatory payments payable in cash by the Company or any of its Subsidiaries to any current or former employee (including any amounts due under any consulting agreement with any such former employee), independent contractor, officer, or director of the Company or any of its Subsidiaries as a result of the transactions contemplated hereby (and not tied to any subsequent event or condition, such as a termination of employment), including the employer portion of payroll Taxes arising therefrom, (d) all payments by any Group Company to obtain any third-party consent required under any Contract in connection with the consummation of the transactions contemplated by this Agreement or any Ancillary Document, and (e) any other fees, expenses, commissions or other amounts that are expressly allocated to any Group Company pursuant to this Agreement or any Ancillary Document, in each case as of such determination time.

“Company Fundamental Representations” means the representations and warranties set forth in Sections 3.1(a) and (b) (Organization and Qualification) (other than representations and warranties regarding the Company’s Subsidiaries), 3.2(a) through (d) (Capitalization of the Company), 3.3 (Authority), 3.5(i) and (iii) (No Violations) and 3.17 (Brokers).

“Company IT Systems” means all computer systems, Software (including Company Products) and hardware, communication systems, servers, and all other information technology or network equipment and related items of automated, computerized or Software systems, and related documentation, in each case, relied on, owned, licensed or leased by, or otherwise provided under contract to, a Group Company in the conduct of the Business.

“Company Material Adverse Effect” means any change, event, effect, development or occurrence (each, an “Effect”) that, individually or in the aggregate with any other Effect, has had or would reasonably be expected to have a material adverse effect on (a) the condition (financial or otherwise), business, assets, or results of operations of the Group Companies, taken as a whole, or (b) the ability of any Group Company to consummate the transactions contemplated hereby or thereby; provided, however, that, in the case of clause (a), none of the following shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would be reasonably expected to occur:  any Effect from or related to (i) conditions affecting the United States or the global economy generally, (ii) any national or international political or social conditions in the United States or any other country, (iii) changes in conditions of the financial, banking or securities markets generally, (iv) changes in any applicable Laws (including any Pandemic Response Law) or GAAP, (v) any Effect that is generally applicable to the industries or markets in which the Group Companies operate, (vi) the public announcement of the transactions contemplated by this Agreement, (vii) the taking of any action expressly required to be taken by the terms and conditions of this Agreement by the Company (or expressly permitted to be taken as set forth in Section 5.1 hereof or Section 5.1 or the Company Schedules or that is otherwise consented to in writing by Rotor), (viii) any failure, in and of itself, by the Group Companies to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period ending before, on or after the date of this

Agreement (although the underlying facts and circumstances resulting in such failure may be taken into account to the extent not otherwise excluded from this definition pursuant to the other clauses of this definition) or (ix) the effects of any hurricane, tornado, flood, earthquake, tsunami, natural disaster or act of God, epidemics, pandemics or disease outbreaks (including COVID-19); provided, however, that any Effect resulting from a matter described in any of the foregoing clauses (i) through (iii) may be taken into account in determining whether a Company Material Adverse Effect has occurred or is reasonably likely to occur to the extent such Effect has a materially disproportionate effect on the Group Companies, taken as a whole, relative to other similarly situated companies operating in the industries or markets in the geographies in which the Group Companies operate.

“Company Option” means any option to purchase Company Common Stock granted pursuant to a Company Equity Plan.

“Company Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time but after giving effect to the Company Warrant Exercise and the Pre-Closing Financing (if any), expressed on a fully diluted and as-converted to Company Common Stock basis, including, without duplication, (i) the number of shares of Company Common Stock issued upon the Company Preferred Conversion, (ii) the number of shares of Company Common Stock subject to the Company Restricted Stock Awards, (iii) the number of shares of Company Common Stock subject to the Company Restricted Stock Unit Awards, (iv) the aggregate number of shares of Company Common Stock issuable upon the net exercise of all Company Warrants, and (v) the aggregate number of Option Shares issuable upon the exercise of all Company Options, whether vested or unvested, outstanding immediately prior to the Effective Time in accordance with their respective terms.

“Company Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by any Group Company.

“Company Plan” means each Employee Benefit Plan that is maintained, sponsored or contributed to or required to be contributed to the Company or any of its Subsidiaries or under or with respect to which the Company or any of its Subsidiaries has any Liability, including on account of an ERISA Affiliate.

“Company Preferred Conversion” has the meaning set forth in the recitals to this Agreement.

“Company Preferred Stock” means the Preferred Stock, par value $0.001 per share, of the Company, and consisting of the Series A Preferred Stock, Series B Preferred Stock and the Series C Preferred Stock.

“Company Products” means all Software and other products from which any of the Group Companies are currently deriving revenue from the sale, license, support, development maintenance or other provision thereof.

“Company Registered Intellectual Property” means all of the following owned by, or filed by or in the name of, any Group Company:  issued Patents, pending Patent applications, registered Marks (including internet domain name registrations), pending applications for registration of Marks, registered copyrights, and pending applications for registration of copyrights.

“Company Restricted Stock Award” means an award of restricted shares of Company Common Stock granted under the Company Equity Plan, which includes any shares of Company Common Stock issued pursuant to early exercised Company Options that remain subject to vesting conditions.

“Company Restricted Stock Unit Award” means an award of restricted stock units based on shares of Company Common Stock (whether to be settled in cash or shares), granted under the Company Equity Plan.

“Company Schedules” means the disclosure schedules to this Agreement delivered to Rotor by the Company on the date hereof.

“Company Shareholder Agreements” means each of the Contracts set forth on Section 1.1(a) of the Company Schedules.

“Company Stock” means the Company Common Stock and the Company Preferred Stock.

“Company Stockholder Package” has the meaning set forth in Section 5.15(b).

“Company Warrant Exercise” has the meaning set forth in the recitals to this Agreement.

“Company Warrants” means the warrants issued by the Company to purchase Company Class A Common Stock.

“Confidentiality Agreement” means that certain Confidentiality Agreement, dated January 19, 2021, by and between Rotor and the Company.

“Consent” means any notice, authorization, qualification, registration, filing, notification, waiver, order, consent or approval to be obtained from, filed with or delivered to, a Governmental Entity or other Person.

“Constituent Corporations” has the meaning set forth in Section 2.1(a).

“Contaminants” has the meaning set forth in Section 3.21(a).

“Contingent Merger Consideration” means, collectively, the First Level Trading Price Consideration and the Second Level Trading Price Consideration.

“Contracts” means any agreement, contract, license, lease, obligation, undertaking or other commitment, understanding or arrangement, whether written or oral, that is legally binding upon a Person or any of his, her, or its properties or assets.

“Copyrights” has the meaning set forth in the definition of Intellectual Property.

“COVID-19” means the COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof or related health condition).

“D&O Persons” has the meaning set forth in Section 5.5(a).

“Data Privacy and Security Requirements” means, collectively, all of the following to the extent relating to the Group Companies’ Processing of Personal Data with respect to privacy, security, or data breach notification requirements (including those under consumer protection Laws) that are applicable to any Group Company:  (i) the Group Companies’ published privacy policies; (ii) all applicable Laws (including, as applicable, the General Data Protection Regulation and the California Consumer Privacy Act); (iii) binding industry standards applicable to the industry in which the Business operates (which shall include, if applicable, the Payment Card Industry Data Security Standard); and (iv) applicable provisions of contracts into which any Group Company has entered or by which they are otherwise bound.

“DGCL” has the meaning set forth in the recitals to this Agreement.

“Dissenting Shares” has the meaning set forth in Section 2.2(f).

“Dissenting Stockholder” has the meaning set forth in Section 2.2(f).

“DPA” has the meaning set forth in Section 4.20.

“Effect” has the meaning set forth in the definition of “Company Material Adverse Effect.”

“Effective Time” has the meaning set forth in Section 2.1(c).

“Employee Benefit Plan” means each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), each pension, retirement, profit-sharing, savings, health, welfare, bonus, incentive, commission, stock option, equity or equity-based, deferred compensation, severance, retention, accident, disability, employment, change of control, stock purchase, restricted stock, separation, consulting, salary continuation, post-termination or post-employment health or welfare, vacation, paid time off, fringe benefit and each other benefit or compensatory plan, program, policy or Contract.

“Employment Agreement” has the meaning set forth in Section 5.20(a).

“Environmental Laws” means all Laws and Orders concerning pollution, protection of the environment, or human health or safety.

“Equity Plan Approval” means the approval of the Equity Plan Proposal, at the Rotor Stockholders Meeting where a quorum is present, by the affirmative vote of holders of at least a majority of the votes cast by the Pre-Closing Rotor Holders present in person or represented by proxy at the Rotor Stockholders Meeting and entitled to vote on such matter.

“Equity Plan Proposal” means Rotor board and stockholder approval of the New Incentive Plans for Rotor, to be effective at the Closing.

“Equity Rights” has the meaning set forth in Section 3.2(b).

“Equity Securities” means, with respect to any Person, any share, share capital, capital stock, partnership, membership, joint venture or similar interest in such Person (including any stock appreciation, phantom stock, profit participation or similar rights), and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any Person that, together with the Company or any of its Subsidiaries, is (or at any relevant time has been or would be) treated as a single employer under Section 414 of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” has the meaning set forth in Section 2.3(a).

“Exchange Agent Agreement” means a paying and exchange agent agreement, in form and substance reasonably acceptable to Rotor and the Company.

“Exchange Ratio” means the following ratio (rounded to ten decimal places):  (i) the Closing Merger Consideration divided by (ii) the Company Outstanding Shares.

“Federal Securities Laws” means U.S. federal securities laws and the rules and regulations of the SEC and any applicable Stock Exchange promulgated thereunder.

“Financial Statements” has the meaning set forth in Section 3.4(a).

“First Level Trading Price Consideration” means, if, at any time during the period beginning on the first anniversary of the Closing Date and ending on the fourth anniversary of the Closing Date, the closing share price of a Rotor Common Share is equal to or exceeds Fifteen Dollars ($15.00) for twenty (20) trading days in any thirty (30) consecutive trading day period (the “First Trading Price Threshold”), 14,062,500 Rotor Common Shares.

“First Trading Price Threshold” has the meaning set forth in the definition of “First Level Trading Price Consideration.”

“Foreign Plan” has the meaning set forth in Section 3.11(i).

“Fraud” means actual fraud with the intention to deceive.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs.  For example, the “Governing Documents” of a U.S. corporation are its certificate or articles of incorporation and by-laws, the “Governing Documents” of a U.S. limited partnership are its limited partnership agreement and certificate of limited partnership, and the “Governing Documents” of a U.S. limited liability company are its operating or limited liability company agreement and certificate of formation.

“Government Bid” means any bid, proposal, offer or quotation made by the Company, any Subsidiary or by a contractor team or joint venture in which the Company or any Subsidiary is participating, that, if accepted, would lead to a Government Contract.

“Government Contract” means any Contract between a Group Company, on the one hand, and (a) the United States Government or any State government, (b) any prime contractor to the United States Government or any State government in its capacity as a prime contractor, or (c) any subcontractor with respect to any Contract described in clause (a) or clause (b) above, on the other hand.  A task order or delivery order shall not be considered a Government Contract, for purposes of this definition, but shall be considered part of the Government Contract under which it was issued.

“Governmental Entity” means any United States or non-United States (a) transnational, federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private) or commission.

“Group Companies” means, collectively, the Company and its Subsidiaries.

“Group Company” means, individually, any of the Group Companies.

“Group Company Permits” has the meaning set forth in Section 3.6.

“Hazardous Substance” means any substance, material, or waste which is regulated by, or may give rise to Liability or standards of conduct pursuant to, any Environmental Law, including any petroleum products or byproducts, asbestos, lead, polychlorinated biphenyls, per- and poly-fluoroakyl substances, mold, radon, noise, odor, or radiation.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Immediate Family Member” means, with respect to any Person, his or her “Child” (defined as biological, adopted, or foster child, legal ward or child of such Person standing in loco parentis), grandchild, spouse, domestic partner, parent, grandparent, a Child or parent of such Person’s spouse or domestic partner, or sibling (including a half, adopted, or step sibling), or any trust or foundation for the benefit of any of the foregoing Persons.

“Inbound Licenses” has the meaning set forth in Section 3.13(b).

“Indebtedness” means, as of any time, without duplication, with respect to any Person, all amounts arising under any obligations of such Person and its Subsidiaries (on a consolidated basis) for, or in respect to, (a) indebtedness for borrowed money or indebtedness issues or incurred in substitution or exchange for borrowed money (including the PPP Loans), (b) other obligations evidenced by any note, bond, debenture or other debt security, (c) obligations

(contingent or otherwise) for the deferred purchase price of property, assets or a business, including “earn-outs,” “seller notes,” contingent or deferred consideration or purchase price adjustments calculated at the full amount of the possible payment outstanding, (d) reimbursement and other obligations with respect to letters of credit, bank guarantees, bankers’ acceptances or other similar instruments, in each case, solely to the extent drawn, (e) derivative, hedging, swap, foreign exchange or similar arrangements, including swaps, caps, collars, hedges or similar arrangements, (f) indebtedness evidenced by letters of credit, assurances against loss, bankers’ acceptances or surety bonds (in each case, only to the extent drawn or cash collateralized prior to the Closing Date), (g) unfunded or underfunded Liabilities under any defined benefit pension, supplemental retirement or post-employment welfare plan or arrangement, (h) with respect to Rotor, any Affiliate payables or amounts payable to any Affiliate under any management or similar agreement or pursuant to termination of any Contract with any Affiliate at Closing or with respect to the Company, any payables under any Pre-Closing Holder Related Party Transactions or any amounts payable to any Affiliate under any management or similar agreement or pursuant to the termination of any Pre-Closing Holder Related Party Transactions, (i) all obligations for accrued and unpaid dividends and other distributions, (j) all obligations created or arising under any conditional sale or other title retention agreement, (k) all obligations secured by a Lien, (l) all obligations under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (m) the items identified in Section 1.1(b) (Identified Indebtedness) of the Company Schedules and (n) any of the obligations of any other Person of the type referred to in clauses (a) through (m) above directly or indirectly guaranteed by such Person or secured by any assets of such Person, whether or not such Indebtedness has been assumed by such Person, and with respect to clauses (a) through (n), including all accrued and unpaid interest, fees, expenses and other payment obligations (including any prepayment penalties, premiums, costs, breakage or other amounts payable upon the discharge thereof) arising under or in respect of such Indebtedness.

“Intellectual Property” means any intellectual property or proprietary right arising under the Laws of any jurisdiction throughout the world, including:  (a) patents and patent applications, industrial designs and design patent rights, including any continuations, divisionals, continuations-in-part and provisional applications and any patents issuing on any of the foregoing and any reissues, reexaminations, substitutes and extensions of any of the foregoing (collectively, “Patents”); (b) trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, Internet domain names, social media handles, corporate names and other source or business identifiers, together with the goodwill associated with any of the foregoing, and all applications, registrations, extensions and renewals of any of the foregoing, (collectively, “Marks”); (c) copyrights and works of authorship, database and design rights, mask work rights and moral rights, whether or not registered or published, and all registrations, applications, renewals, extensions and reversions of any of any of the foregoing (“Copyrights”); (d) trade secrets, know-how and confidential and proprietary information, processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, financial and marketing plans and customer and supplier lists and information, formulae, algorithms, compositions, industrial models, architectures, plans, proposals, data, technical data, databases, data repositories or other collections of data, source code (collectively, “Trade Secrets”); (e) any of the foregoing rights in clauses (a) through (d) in Software or other technology; (f) rights in data classifications and data analysis methods, enrichment, measurement and management tools; and (i) and all copies and tangible embodiments of any item referenced in any of clauses (a) through (f) (in whatever form or medium).

“Intended Tax Treatment” has the meaning set forth in Section 5.6.

“Intervening Event” means an Effect that is materially adverse to the condition (financial or otherwise), business, or results of operations of the Company and its Subsidiaries, taken as a whole (but specifically excluding any matters described in clauses (i) through (x) of the definition of “Company Material Adverse Effect”) and that was not known by and was not reasonably foreseeable to the board of directors of Rotor as of the date of this Agreement, and that becomes known to the board of directors of Rotor after the date of this Agreement.

“Investment Company Act” means the Investment Company Act of 1940.

“IP Licenses” means (i) all Inbound Licenses and (ii) Contracts pursuant to which any Group Company has granted a license or covenant not to sue under any Company Owned Intellectual Property.

“IPO” has the meaning set forth in Section 8.18.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.

“Latest Balance Sheet” has the meaning set forth in Section 3.4(a)(ii).

“Law” means any federal, state, local, foreign, national or supranational statute, law (including common law), act, statute, ordinance, treaty, rule, code, regulation or other binding directive or binding guidance issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter, as well as any Order.

“Leased Real Property” has the meaning set forth in Section 3.18(b).

“Liability” means any liability, debt, obligation, claim or other loss of any kind or nature whatsoever, whether asserted or unasserted, whether or not contingent, known or unknown, accrued or unaccrued, liquidated or unliquidated, and whether due or become due and regardless of when asserted, and including all costs and expenses relating thereto.

“Lien” means any mortgage, pledge, security interest, lien, charge, trust or similar restriction or other similar encumbrance of any kind or nature whatsoever.

“Lock-Up Agreement” has the meaning set forth in the recitals to this Agreement.

“Marks” has the meaning set forth in the definition of Intellectual Property.

“Material Contracts” has the meaning set forth in Section 3.7(a).

“Material Customers” has the meaning set forth in Section 3.20.

“Material Data Supply Agreements” has the meaning set forth in Section 3.21(d).

“Material Suppliers” has the meaning set forth in Section 3.20.

“Merger” has the meaning set forth in Section 2.1(a).

“Merger Sub” has the meaning set forth in the introductory paragraph to this Agreement.

“Merger Sub Sole Stockholder Approval” means the approval of Rotor, in its capacity as the sole stockholder of Merger Sub, of this Agreement, the Ancillary Documents to which Rotor is a party, and the transactions contemplated hereby and thereby (including the Merger).

“Merger Written Consent” has the meaning set forth in Section 5.15(a).

“Minimum Cash Condition” has the meaning set forth in Section 6.1(h).

“Multiemployer Plan” has the meaning set forth in Section 3(37) or Section 4001(a)(3) of ERISA.

“Nasdaq” means the Nasdaq Capital Market.

“New Incentive Plan” has the meaning set forth in Section 5.10(a).

“Nonparty Affiliate” has the meaning set forth in Section 8.13.

“NYSE” means the New York Stock Exchange.

“Open Source Software” means any Software that is licensed pursuant to:  (i) any license that is a license now or in the future approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source

License (SCSL), the Sun Industry Standards License (SISL), and the Server Side Public License (SSPL) or (ii) any license to Software that is classified as “free” or “open source software,” including by the Open Source Foundation or the Free Software Foundation.

“Option Shares” means the shares of Company Common Stock issuable pursuant to a Company Option in accordance with terms of such Company Option.

“Order” means any outstanding writ, order, judgment, injunction, settlement, decision, determination, award, ruling, subpoena, verdict or decree entered, issued, made or rendered by any Governmental Entity.

“Ordinary Course Contracts” means the following Contracts:  (a) standard, non-negotiated shrink-wrap, click-wrap or similar Contracts provided in connection with commercially available “off-the-shelf” technology (including technology offered on a SaaS, PaaS, or IaaS or similar basis and Software available through retail stores, distribution networks or that is pre-installed as a standard part of hardware purchased by the Company) for an annual license fee of less than one hundred thousand US dollars ($100,000), (b) customary non-disclosure agreements that have been entered into in the ordinary course of business that do not include a license in favor of any third party, and interest in and to developments to and for the sole benefit of the Group Companies, and (c) non-exclusive licenses or grants of rights relating to or agreeing to provide any Company Products pursuant to a Standard Form or other license agreement that does not materially deviate from the allocation of Intellectual Property rights in the Standard Form.

“Other Required Filings” has the meaning set forth in Section 5.9.

“Pandemic Response Law” means any Law or financial assistance program implemented by any Governmental Entity in connection with or in response to COVID-19, including the Families First Coronavirus Response Act, Pub. L. No. 116-127 (116th Cong.) (Mar. 18, 2020), the Coronavirus Aid, Relief, and Economic Security Act, Pub. L. 116–136 (116th Cong.) (Mar. 27, 2020), the Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, dated August 8, 2020) and, in each case, any subsequent guidance issued in respect thereof, and any other similar or additional federal, state, local, or non-U.S. Law, or administrative guidance in connection with or in response to COVID-19 and the associated economic downturn, including any quarantine, “shelter in place”, “stay at home”, workforce reduction, social distancing, shut down, closure or sequester order or guideline.

“Parties” has the meaning set forth in the introductory paragraph to this Agreement.

“Patents” has the meaning set forth in the definition of Intellectual Property.

“PCAOB” means the Public Company Accounting Oversight Board.

“PCAOB Financials” has the meaning set forth in Section 5.16(a).

“Permits” means any approvals, authorizations, waivers, consents, clearances, licenses, registrations, permits or certificates of a Governmental Entity.

“Permitted Liens” means (a) mechanic’s, materialmen’s, carriers’, repairers’ and other similar statutory Liens arising or incurred in the ordinary course of business, (b) statutory Liens for Taxes not yet due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established on the Financial Statements in accordance with GAAP, (c) encumbrances and restrictions of record on real property (including easements, covenants, conditions, rights of way and similar restrictions) that do not or would not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property or the operation of the business of the Group Companies, (d) zoning, building codes and other land use Laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the use or occupancy of such real property or the operation of the businesses of the Group Companies and do not prohibit or materially interfere with any of the Group Companies’ use or occupancy of such real property or the operation of the business of the Group Companies, (e) non-exclusive licenses of Intellectual Property granted in the ordinary course of business pursuant to a (i) Standard Form or (ii) license agreement that does not materially deviate from the allocation of Intellectual Property rights in the Standard Form, (f) other than with respect to Intellectual Property, Liens which would not be or reasonably be expected to be material to the Group Companies, taken as a whole, (g) Liens described on Section 1.1(d) of the Company Schedules (including Liens arising in the ordinary course of business under any Indebtedness), (h) other than with respect to Intellectual Property, any right, interest, Lien or right of a lessor or sublessor under any lease or other similar agreement or in the property being leased and (i) Liens on equity or debt securities resulting from applicable federal, state, provincial and other securities Laws.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other similar entity, whether or not a legal entity.

“Personal Data” means all data or information that constitutes “personal information,” “personally identifiable information,” “protected health information,” “personal data” or other equivalent term under applicable Data Privacy and Security Requirements.

“PIPE Financing” has the meaning set forth in the recitals to this Agreement.

“PIPE Financing Amount” means an amount that is not less than $200,000,000.00 and not more than $225,000,000.00 in the aggregate.

“PIPE Investors” has the meaning set forth in the recitals to this Agreement.

“PPP” means the “Paycheck Protection Program” as defined in Sections 1102 and 1106 of the CARES Act.

“PPP Escrow and Consent Agreement” means a PPP Escrow and Consent Agreement to be entered into by the PPP Lender and the Company, on customary terms that are reasonably acceptable to the PPP Lender, the Company and Rotor, pursuant to which, on the Closing Date, Rotor would deposit an amount equal to the then outstanding principal amount of the PPP Loans subject to a pending loan forgiveness application in an account designated by the PPP Lender in writing prior to the Closing.

“PPP Escrow Fund” has the meaning set forth in Section 2.4.

“PPP Lender” means Bank of America, N.A..

“PPP Loans” means the Company’s Paycheck Protection Program loans under the CARES Act in the principal amount of $4,393,742 evidenced by that certain promissory note payable to the PPP Lender, dated April 20, 2020 and that certain promissory note payable to the PPP Lender, dated March 3, 2021.

“Pre-Closing Financing” means any debt or equity financing provided to the Company, in one or more series of transactions, which may be consummated after the date that is three (3) months after the date hereof and prior to the Closing, with gross proceeds not to exceed $50,000,000 in the aggregate from all such transactions, in each case, with the consent of Rotor (such consent not to be unreasonably withheld, conditioned or delayed); provided that any equity securities issued as part of the Pre-Closing Financing will convert into shares of Company Common Stock immediately prior to and in connection with the Closing.

“Pre-Closing Financing Shares” means the number of shares of Rotor Common Stock equal to (a) the aggregate gross proceeds received by the Company from any Pre-Closing Financings consummated prior to the Closing and in the form of equity securities (including, for clarity, debt that will convert into equity securities of the Company prior to or upon the consummation of the Closing), divided by (b) $10.00, which number, for the avoidance of doubt, shall not exceed 5,000,000 shares.

“Pre-Closing Holder Related Party” means (a) any officer, director, partner, member, or manager of any Group Company, or any Immediate Family Member of any such Person known to the Company, (b) any direct or (to the knowledge of the Company) indirect holder of Equity Securities of any Group Company, including any Pre-

Closing Holder, or any immediate family member of any such equityholder who is the record or (to the knowledge of the Company) beneficial owner of Equity Securities representing, or exercisable for or convertible into, more than 2% of the outstanding shares of any class of equity of a Group Company, or (c) any Affiliate of any Group Company known to the Company, or any immediate family member of any such Person known to the Company.

“Pre-Closing Holder Related Party Transactions” has the meaning set forth in Section 3.19.

“Pre-Closing Holders” means all Persons who hold one or more Company Common Shares, Company Preferred Stock, Company Restricted Stock Awards, Company Restricted Stock Unit Awards, Company Options or Company Warrants immediately prior to the Effective Time.

“Pre-Closing Rotor Holders” means the holders of Rotor Shares at any time prior to the Closing.

“Proceeding” means any lawsuit, litigation, action, audit, demand, examination, hearing, claim, charge, complaint, audit, investigation, inquiry, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity or arbitrator.

“Process” (or “Processing” or “Processes”) means the collection, use, storage, processing, recording, distribution, transfer, exchange, import, export, protection (including security measures), disposal, de-identification, sanitization, cleansing, sale or disclosure of data (whether electronically or in any other form or medium).

“Prospectus” has the meaning set forth in Section 8.18.

“Proxy Statement” has the meaning set forth in the recitals to this Agreement.

“Public Stockholders” has the meaning set forth in Section 8.18.

“Real Property Leases” means all leases, sub-leases, licenses or other agreements, in each case, pursuant to which any Group Company leases or sub-leases any real property.

“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Representatives” means, with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, officers, employees, members, managers, partners, owners, accountants, consultants, advisors, attorneys, agents and other representatives.

“Required Company Shareholder Approval” means the approval of the Merger Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger) by the holders of at least the number of shares of Company Common Stock then outstanding following the consummation of the Company Preferred Conversion required pursuant to the Act, the Company’s Governing Documents and any other Contract to which the Company is a party or otherwise bound.

“Requisite Threshold” means the holders of a majority of the Company Preferred Stock outstanding as of immediately prior to the delivery of the Conversion Written Consent to the Company (voting as a single class and on an as-converted basis), which majority of the Company Preferred Stock shall include the holders of at least a majority of the Series B Preferred Stock then outstanding and the holders of at least a majority of the Series C Preferred Stock then outstanding.

“Rotor” has the meaning set forth in the introductory paragraph to this Agreement.

“Rotor Board” has the meaning set forth in Section 5.17(a).

“Rotor Class A Shares” means, at all times prior to the Effective Time, Rotor’s Class A common stock, par value $0.0001 per share.

“Rotor Class B Shares” means, at all times prior to the Effective Time, Rotor’s Class B common stock, par value $0.0001 per share.

“Rotor Common Shares” means, at or at all times immediately following the Effective Time, the shares of common stock of Rotor.

“Rotor D&O Persons” has the meaning set forth in Section 5.5(a)

“Rotor Financial Statements” means all of the financial statements of Rotor included in the Rotor SEC Reports.

“Rotor Fundamental Representations” means the representations and warranties set forth in Sections 4.1 (Organization and Qualification), 4.2 (Authority), 4.3(i) and (iii) (No Violations), 4.4 (Brokers) and 4.7(a) (Capitalization of the Rotor Parties).

“Rotor Material Adverse Effect” means any Effect that, individually or in the aggregate with any Effect, has had or would reasonably be expected to have a material adverse effect on the ability of a Rotor Party to timely consummate the transactions contemplated by this Agreement or any Ancillary Document.

“Rotor Option” has the meaning set forth in Section 2.2(b)(i).

“Rotor Parties” means, collectively, Rotor and Merger Sub.

“Rotor Preferred Shares” means Rotor’s preferred stock, par value $0.0001 per share.

“Rotor Proposal” has the meaning set forth in Section 5.8(b).

“Rotor Schedules” means the disclosure schedules to this Agreement delivered to the Company by Rotor on the date hereof.

“Rotor SEC Reports” has the meaning set forth in Section 4.8.

“Rotor Shares” means, collectively, the Rotor Class A Shares, the Rotor Class B Shares and the Rotor Preferred Shares.

“Rotor Stockholder Approval” means the approval of each Transaction Proposal, at the Rotor Stockholders Meeting where a quorum is present, by the affirmative vote of holders of at least a majority of the votes cast by the Pre-Closing Rotor Holders present in person or represented by proxy at the Rotor Stockholders Meeting and entitled to vote on such matter.

“Rotor Stockholder Redemption” means the right of the holders of Rotor Class A Shares to redeem all or a portion of their Rotor Class A Shares (in connection with the transactions contemplated by this Agreement or otherwise) as set forth in the Governing Documents of Rotor.

“Rotor Stockholders Meeting” has the meaning set forth in Section 5.10.

“Rotor Tail Policy” has the meaning set forth in Section 5.5(d).

“Rotor Transaction Expenses” means, as of any determination time, without duplication, the aggregate amount payable by the Rotor Parties, and to the extent required to be reimbursed by Rotor pursuant to any Contract made available to the Company prior to the date hereof, the Sponsor or any of their respective Affiliates for (a) commitment fees, commissions, or other out-of-pocket fees, costs and expenses relating to the PIPE Financing and/or Alternative PIPE Financing and/or any other third-party financing pursuant to Section 5.7(b) (including any backstop commitment or debt financing), (b) the deferred underwriting fees in the amount of $9,660,000 in connection with Rotor’s initial public offering, (c) out-of-pocket fees, expenses or commissions payable to any financial advisor, consultant, broker or finder in connection with the evaluation or arrangement of any PIPE Financing and/or Alternative PIPE Financing, (d) the Rotor Tail Policy, (e) the filing fee to be paid pursuant to the HSR Act, (f) any filing fees to be paid in connection with the Proxy Statement, and (g) out-of-pocket fees, commissions, costs and expenses (whether or not invoiced) incurred by or on behalf of Rotor or the Special Committee of its board of directors in connection with the negotiation, preparation, execution and performance of this Agreement or any Ancillary Document and the consummation of the transactions contemplated hereby and thereby, in each case, as of such determination time, including any such out-of-pocket fees or expenses in respect of outside legal counsel, accountants, advisors, investment bankers or consultants engaged by Rotor or the Special Committee of its board of directors in connection with the transactions contemplated hereby.  For the avoidance of doubt, Rotor Transaction Expenses shall not include any Rotor Class B Shares, the Rotor Warrants or any Company Expenses.

“Rotor Units” means one (1) share of Rotor Class A Shares and one-half (1/2) of one (1) Rotor Warrant.

“Rotor Warrants” means each warrant to purchase one (1) Rotor Class A Share at a price of $11.50 per share, subject to adjustment, as described in the Rotor SEC Reports.

“Sanctions and Export Control Laws” means any Law in any part of the world related to (a) import and export controls, including the U.S. Export Administration Regulations, (b) economic sanctions, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the European Union, any European Union Member State, the United Nations, and Her Majesty’s Treasury of the United Kingdom, or (c) anti-boycott measures.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.

“Schedules” means, collectively, the Company Schedules and the Rotor Schedules.

“SEC” means the U.S. Securities and Exchange Commission.

“Second Level Trading Price Consideration” means, if, at any time during the period beginning on the first anniversary of the Closing Date and ending on the fifth anniversary of the Closing Date, the closing share price of a Rotor Common Share is equal to or exceeds Twenty Dollars ($20.00) for twenty (20) trading days in any thirty (30) consecutive trading day period (the “Second Trading Price Threshold”), 14,062,500 Rotor Common Shares.

“Second Trading Price Threshold” has the meaning set forth in the definition of “Second Level Trading Price Consideration.”

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Securities Law” means Federal Securities Law and other applicable foreign and domestic securities or similar Laws.

“Security Incident” means any cyber or security incident that has had or would reasonably be expected to have a material impact on the security, confidentiality, integrity or availability of a Company IT System, (including any Personal Data or other confidential information processed thereby or contained therein), any Trade Secret or any confidential Business Data, including an occurrence that materially jeopardizes the confidentiality, integrity or availability of Personal Data or that requires notification to any person or Governmental Entity under applicable Data Privacy and Security Requirements.

“Signing Filing” has the meaning set forth in Section 5.4(b).

“Signing Press Release” has the meaning set forth in Section 5.4(b).

“Software” shall mean any and all:  (a) computer programs, including any and all software implementations of algorithms, applications, utilities, development tools, models, embedded systems and methodologies, whether in source code, object code or executable code; (b) related data; (c) work product used in the design, planning, organization and development of any of the foregoing, and (d) all documentation related to any of the foregoing.

“Sponsor” means Rotor Sponsor LLC, a Delaware limited liability company.

“Standard Form” means a standard form of non-exclusive license granted by any Group Company to any Person in connection with the sale or licensing of any Company Products.

“Stock Exchange” means the NYSE or the Nasdaq.

“Subscription Agreements” has the meaning set forth in the recitals to this Agreement.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, or other legal entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation).  The term “Subsidiary” shall include all Subsidiaries of such Subsidiary.

“Surviving Corporation” has the meaning set forth in Section 2.1(a).

“Tax” means any (a) federal, state, local or non-United States income, gross receipts, franchise, estimated, alternative minimum, sales, use, transfer, value added, excise, stamp, customs, duties, ad valorem, real property, personal property (tangible and intangible), capital stock, social security, unemployment, payroll, wage, employment, severance, occupation, registration, environmental, communication, mortgage, profits, license, lease, service, goods and services, withholding, premium, turnover, windfall profits or other taxes, charges, duties, fees, levies or other governmental charges of any kind in the nature of a tax, whether computed on a separate or combined, unitary or consolidated basis or in any other manner, together with any interest, deficiencies, penalties, additions to tax, or additional amounts imposed by any Governmental Entity with respect thereto, whether disputed or not or (b) liability in respect of an amount described in clause (a) payable as a result of having been a member of an Affiliated Group or as a result of successor or transferee liability, or by contract (including any tax allocation, tax receivable, tax sharing, or tax indemnification agreement other than any such agreement entered into in the ordinary course the primary purpose of which is not related to taxes).

“Tax Authority” means any Governmental Entity responsible for the imposition, collection or administration of Taxes or Tax Returns.

“Tax Proceeding” means any Tax audit, examination, claim, proceeding or investigation with respect to material Taxes.

“Tax Return” means returns, information returns, statements, declarations, claims for refund, schedules, attachments and reports relating to Taxes required filed or to be filed with any Governmental Entity (and any amendments thereto).

“Termination Date” has the meaning set forth in Section 7.1(d).

“Total Merger Consideration” means, collectively, the Closing Merger Consideration and the Contingent Merger Consideration, if any.

“Trade Secrets” has the meaning set forth in the definition of Intellectual Property.

“Trading Price Threshold” means each of the First Trading Price Threshold and the Second Trading Price Threshold.

“Transaction Proposals” has the meaning set forth in Section 5.10(a).

“Transfer” means any direct or indirect sale, transfer, gift, assignment, pledge, encumbrance or other disposition of any interest (whether with or without consideration and whether voluntary, involuntary or by operation of Law).

“Trust Account” has the meaning set forth in Section 8.18.

“Trust Agreement” has the meaning set forth in Section 4.9.

“Trustee” has the meaning set forth in Section 4.9.

“Unpaid Transaction Expenses” has the meaning set forth in Section 8.6.

“Waived 280G Benefits” has the meaning set forth in Section 5.19.

“Waiver Agreement” has the meaning set forth in the recitals to this Agreement.

“WARN” means the Worker Adjustment Retraining and Notification Act of 1988 as amended, as well as analogous applicable foreign, state or local Laws.

“Warrant Exercise Notices” has the meaning set forth in the recitals to this Agreement.

Article 2
PURCHASE AND SALE

Section 2.1Merger; Closing.

(a)Upon the terms and subject to the conditions set forth in this Agreement, Rotor, Merger Sub and the Company (Merger Sub and the Company sometimes being referred to herein as the “Constituent Corporations”) shall cause Merger Sub to be merged with and into the Company, with the Company being the surviving corporation (the “Merger”).  The Merger shall be consummated as of the Effective Time in accordance with this Agreement, the DGCL and the Act, and evidenced by (a) a Certificate of Merger in substantially the form attached as Exhibit E-1 (with such modifications, amendments or supplements thereto as may be required to comply with the DGCL, the “Certificate of Merger”) filed with the Secretary of State of the State of Delaware, in such form as is required by, and executed by the Company and Merger Sub in accordance with, the relevant provisions of the DGCL and mutually agreed by the Parties and (b) Articles of Merger in substantially the form attached as Exhibit E-2, together with the short form merger agreement attached thereto (with such modifications, amendments or supplements thereto as may be required to comply with the Act, the “Articles of Merger”) filed with the Utah Division of Corporations and Commercial Code, in such form as is required by, and executed by the Company and Merger Sub in accordance with, the relevant provisions of the Act and mutually agreed by the Parties.  Upon consummation of the Merger, the separate corporate existence of Merger Sub shall cease and the Company, as the surviving corporation of the Merger (hereinafter referred to for the periods at and after the Effective Time as the “Surviving Corporation”), shall continue its corporate existence under the Act, as a wholly owned subsidiary of Rotor.

(b)At and after the Effective Time, the Surviving Corporation shall thereupon and thereafter possess all of the assets, properties rights, privileges, powers and franchises, of a public as well as a private nature, of the Constituent Corporations, and shall become subject to all the debts, liabilities, restrictions, disabilities, obligations and duties of each of the Constituent Corporations in accordance with the applicable provisions of the Act.

(c)In accordance with the terms and subject to the conditions of this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Central Time (i) at the offices of Gibson, Dunn & Crutcher

LLP, 1050 Connecticut Avenue, N.W., Washington, DC 20036 or (ii) by electronic exchange of executed documents, on the date which is as promptly as practicable, but in no event later than three (3) Business Days after the first date on which all conditions set forth in Article 6 shall have been satisfied or duly waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or due waiver thereof) or such other time and place as Rotor and the Company may mutually agree.  The date on which the Closing actually occurs is referred to in this Agreement as the “Closing Date.”  On the Closing Date, Rotor and the Company shall cause (a) the Certificate of Merger to be executed and duly submitted for filing with the Secretary of State of the State of Delaware, as provided in Section 252 of the DGCL and (b) the Articles of Merger to be executed and duly submitted for filing with the Utah Division of Corporations and Commercial Code as provided in Section 16-10a-1107 of the Act.  The Merger shall become effective upon the later of the time at which (A) the Articles of Merger are filed with the Utah Division of Corporations and Commercial Code and (B) the Certificate of Merger is filed with the Secretary of State of the State of Delaware, or at such later date or time as may be agreed by the Company and Rotor in writing and specified in the Articles of Merger in accordance with the Act and the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).

(d)From and after the Effective Time, the Governing Documents in the form attached to the Articles of Merger shall be the Governing Documents of the Surviving Corporation, in each case, until thereafter changed or amended as provided therein or by applicable Law.

(e)From and after the Effective Time, until successors are duly elected or appointed in accordance with applicable Law, (i) the initial directors of the Surviving Corporation shall be the individuals selected in accordance with Section 5.17 and (ii) the officers of the Company at the Effective Time shall be the officers of the Surviving Corporation.

Section 2.2Effect of the Merger; Allocation of Total Merger Consideration.

(a)Treatment of Outstanding Company Common Shares.

(i)Company Common Shares.  At the Effective Time, by virtue of the Merger and without any action on the part of any Party or any other Person, each share of Company Common Stock (a “Company Common Share”) that is issued and outstanding immediately prior to the Effective Time (for the avoidance of doubt, after giving effect to the Company Preferred Conversion, the Company Warrant Exercise and the Pre-Closing Financing (if any), and other than Dissenting Shares), and shares of Company Stock, if any, held in the treasury of the Company, which treasury shares shall be canceled for no consideration as part of the Merger (and shall not constitute “Company Common Shares” hereunder) shall be canceled and converted into and become:  (i) the right to receive the number of Rotor Common Shares equal to the Exchange Ratio, rounded down to the nearest whole share, plus (ii) the contingent right to receive the Contingent Merger Consideration following the Closing in accordance with Section 2.6.

(ii)Restricted Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of any Party or any other Person, each Company Restricted Stock Award that is issued and outstanding immediately prior to the Effective Time shall be assumed by Rotor and converted into an award (an “Adjusted Restricted Stock Award”) that shall entitle the holder thereof to (i) the right to receive the number of Rotor Common Shares equal to the Exchange Ratio, plus (ii) the contingent right to receive the Contingent Merger Consideration following the Closing in accordance with Section 2.6.  Except as otherwise provided in this Section 2.2(a)(ii), each Adjusted Restricted Stock Award shall continue to be subject to terms and conditions consistent with the Company Equity Plan and the applicable Company Restricted Stock Award agreement, as in effect immediately prior to the Effective Time, including as to risk of forfeiture or other service-based conditions applicable thereunder.

(b)Treatment of Outstanding Company Options and Company Restricted Stock Unit Awards.

(i)Company Options.  As of the Effective Time, each Company Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, by virtue of the occurrence of the Effective Time and without any action on the part of the Company, Rotor or the Pre-Closing Holder thereof, be assumed and converted into an option (a “Rotor Option”) with respect to a number of Rotor Common Shares equal to the number of Company Common Shares subject to such Company Option immediately prior to the Effective Time multiplied by the Exchange Ratio, and rounded down to the nearest whole share, as set forth on the Allocation Schedule, and at an exercise price per Rotor Common Share equal to the exercise price per Company Common Share subject to such Company Option divided by the Exchange Ratio, and rounded up to the nearest whole cent, as set forth on the Allocation Schedule; provided that the exercise price and the number of Rotor Common Shares subject to the Rotor Option shall be determined in a manner consistent with the requirements of Section 409A of the Code.  Except as otherwise provided in this Section 2.2(b)(i), each Rotor Option shall continue to be subject to terms and conditions (including as to vesting and exercisability terms) consistent with the Company Equity Plan and the applicable Company Option award agreement and such other terms and conditions applicable to the corresponding former Company Option, in all cases, as in effect immediately prior to the Effective Time.

(ii)Restricted Stock Units.  As of the Effective Time, each Company Restricted Stock Unit Award that is outstanding immediately prior to the Effective Time shall be converted into the right to receive restricted stock units based on Rotor Common Shares (each, an “Adjusted Restricted Stock Unit Award”) with substantially the same terms and conditions as were applicable to such Company Restricted Stock Unit Award immediately prior to the Effective Time (including with respect to vesting and termination-related provisions and dividend equivalents, as applicable), except that (A) such Adjusted Restricted Stock Unit Award shall relate to such number of Rotor Common Shares as is equal to the product of (x) the number of shares of Company Common Stock subject to such Company Restricted Stock Unit Award immediately prior to the Effective Time, multiplied by (y) the Exchange Ratio, with any fractional shares rounded down to the nearest whole share, as set forth on the Allocation Schedule and (B) with respect to any Adjusted Restricted Stock Unit Award that is vested and unsettled as of immediately prior to the Effective Time, such vested Adjusted Restricted Stock Unit Award will settle on or around the date that is six (6) months following the Closing Date.

(c)Certain Actions.  The Company shall take all necessary actions to effect the treatment of Company Options, Company Restricted Stock Awards and Company Restricted Stock Unit Awards pursuant to Section 2.2(b) in accordance with the Company Equity Plan and the applicable award agreements and to ensure that no Rotor Option may be exercised prior to the effective date of an applicable Form S-8 (or other applicable form, including Form S-1 or Form S-3) of Rotor.  Prior to the Effective Time, the Company Board (or appropriate committee thereof) shall pass resolutions to provide for the treatment of the Company Options, Company Restricted Stock Awards and Company Restricted Stock Unit Awards, as contemplated by Section 2.2(b) and terminate the Company Equity Plan with respect to the grant of any new awards thereunder.  As promptly as practicable following the Effective Time, Rotor shall file with the SEC an effective registration statement on Form S-8 (or other applicable form) with respect to the shares underlying the Company Options and the Company Restricted Stock Unit Awards, and shall use its reasonable best efforts to maintain the effectiveness of such registration statement for so long as such Company Options and Company Restricted Stock Unit Awards remain outstanding.

(d)Fractional Shares; Aggregating and Rounding.  Notwithstanding anything in this Agreement to the contrary, no certificate or scrip representing fractional Rotor Common Shares shall be issued pursuant to this Section 2.2, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Rotor.  For purposes of calculating the aggregate amount of Rotor Common Shares issuable to each Pre-Closing Holder, all Company Common Shares that are issued and outstanding (for the avoidance of doubt, after giving effect to the Company Preferred Conversion, the Company Warrant Exercise and the Pre-Closing Financing (if any)) and are held by such Pre-Closing Holder immediately prior to the Effective Time shall be aggregated amongst themselves, and the aggregate number of Company Common Shares held by such holder shall be rounded down to the nearest whole share.

(e)Adjustment to Total Merger Consideration.  The Total Merger Consideration and the Exchange Ratio shall be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend

(including any dividend or other distribution of securities convertible into Rotor Common Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the number of Rotor Common Shares outstanding after the date hereof and prior to the Effective Time or the time the applicable Contingent Merger Consideration is delivered to the Pre-Closing Holders, if any, so as to provide the Pre-Closing Holders with the same economic effect as contemplated by this Agreement prior to such event and as so adjusted shall, from and after the date of such event, be the Total Merger Consideration.

(f)Allocation Schedule.  The Company acknowledges and agrees that (i) the Closing Merger Consideration is being allocated among the Pre-Closing Holders, and the Contingent Merger Consideration is being allocated among the holders of Company Common Shares as of immediately prior to the Closing (including, for the avoidance of doubt, the holders of Company Restricted Stock Awards), in each case pursuant to the schedule set forth on Section 2.2(f) of the Company Schedules (the “Allocation Schedule”) and delivered by the Company to Rotor at least three (3) Business Days prior to the anticipated Closing Date and such allocation (i) is and will be in accordance with the Governing Documents of the Company, the Company Shareholder Agreements and applicable Law, (ii) does and will set forth (A) the mailing addresses and email addresses, for each Pre-Closing Holder, (B) the number and class of Equity Securities owned by each Pre-Closing Holder, (C) the portion of the Closing Merger Consideration and the Contingent Merger Consideration that would be allocated to each Pre-Closing Holder (assuming, for such purpose, that the Contingent Merger Consideration is fully earned), (D) with respect to each Pre-Closing Holder of Company Options, the number of Rotor Common Shares subject to, and the exercise price per Rotor Common Share of, each Rotor Option, (E) with respect to each Pre-Closing Holder of Company Restricted Stock Awards, the number of Rotor Common Shares subject to each Adjusted Restricted Stock Award, and (F) with respect to each Pre-Closing Holder of Company Restricted Stock Unit Awards, the number of Rotor Common Shares subject to each Adjusted Restricted Stock Unit Award, and (iii) is and will otherwise be accurate in all respects (except for de minimis inaccuracies that are not material).  Notwithstanding anything in this Agreement to the contrary, upon delivery, payment and issuance of the Closing Merger Consideration on the Closing Date in accordance with the Allocation Schedule, Rotor and its respective Affiliates shall be deemed to have satisfied all obligations with respect to the payment of consideration under this Agreement (other than with respect to the Contingent Merger Consideration, if any, which shall be payable in accordance with Section 2.6), and none of them shall have (I) any further obligations to the Company, any Pre-Closing Holder or any other Person with respect to the payment of any consideration under this Agreement (other than with respect to the Contingent Merger Consideration, if any, which shall be payable in accordance with Section 2.6), or (II) any Liability with respect to the allocation of the consideration under this Agreement, and the Company hereby irrevocably waives and releases Rotor and its Affiliates (and, on and after the Closing, the Surviving Corporation and its Affiliates) from all claims arising from or related to such Allocation Schedule and the allocation of the Total Merger Consideration, as the case may be, among each Pre-Closing Holder as set forth in such Allocation Schedule.

(g)Notwithstanding any provision of this Agreement to the contrary, any shares of Company Stock that, as of the Effective Time, (i) are held by a holder exercising such holder’s right to dissent (a “Dissenting Stockholder”) or (ii) are otherwise eligible to elect the right to dissent (collectively, the “Dissenting Shares”), in each case in accordance with Part 13 of the Act, shall not be converted into the right to receive the portion of Total Merger Consideration applicable to such Dissenting Shares in accordance with the Allocation Schedule and the terms of this Agreement; provided that any such amounts that would otherwise be payable in respect of such Dissenting Shares shall remain the property of Rotor.  From and after the Effective Time, Dissenting Stockholders shall be entitled only to such rights as may be granted to them under Part 13 of the Act and shall not be entitled to exercise any of the voting rights or other rights of a stockholder of the Surviving Corporation.  Notwithstanding the foregoing, if any Dissenting Stockholder effectively withdraws or loses such appraisal rights (through failure to perfect such appraisal rights or otherwise), then that Dissenting Stockholder’s shares (i) shall no longer be deemed to be Dissenting Shares and (ii) shall be treated as if they had been converted automatically at the Effective Time into the right to receive the portion of Total Merger Consideration applicable to such Dissenting Shares in accordance with the Allocation Schedule in accordance with Section 2.3(b).  Each Dissenting Stockholder who becomes entitled to payment for his, her or its Dissenting Shares pursuant to Part 13 the Act shall receive payment thereof from the Exchange Agent in accordance with Part 13 of the Act.  For the avoidance of doubt, for purposes of determining the Allocation Schedule and the other related definitions and terms that are affected by the total number of Company Stock outstanding immediately prior to the Effective Time, any and all Dissenting Shares shall be included in all such determinations as if such Dissenting Shares were participating in the Merger and were entitled to receive the applicable payments under this Agreement.  The Company shall give Rotor prompt notice of any written demands for appraisal of any shares of

Company Stock, attempted withdrawals of such demands and any other instruments served pursuant to Part 13 the Act and received by the Company relating to stockholders’ rights of appraisal in accordance with the provisions of Part 13 of the Act, and Rotor shall have the opportunity to participate in all negotiations and proceedings with respect to all such demands.  The Company shall not, except with the prior written consent of Rotor, make any payment with respect to, settle or offer or agree to settle any such demands.  Any portion of the Total Merger Consideration made available to the Exchange Agent pursuant to Section 2.3(a) to pay for Dissenting Shares shall be returned to Rotor upon demand.

Section 2.3Payment of Closing Merger Consideration; Other Closing Date Payments.

(a)Deposit with Exchange Agent.  Immediately prior to the Effective Time, Rotor shall deposit with Rotor’s transfer agent (or an affiliate of such transfer agent, or such other exchange agent as may be mutually selected by Rotor and the Company, the “Exchange Agent”) the number of Rotor Common Shares equal to the Closing Merger Consideration.

(b)Exchange Agent Notification.  No less than five (5) Business Days prior to the Closing Date, the Company and Rotor shall provide the Exchange Agent with a mutually acceptable form of notice to be distributed to each holder of Company Common Shares as of immediately prior to the Closing that (i) describes that, as of the Effective Time, such holder shall be entitled to receive the applicable portion of the Closing Merger Consideration in accordance with the Allocation Schedule on the Closing Date following the Effective Time, (ii) explains that the Exchange Agent will credit to such holder’s account at the Exchange Agent the applicable portion of the Closing Merger Consideration and (iii) provides details for how such holders can manage their account online through the Exchange Agent.  Any portion of the Contingent Merger Consideration, if any, to which the Pre-Closing Holders may become entitled shall become payable at the times and subject to the conditions specified herein.

(c)No Further Transfers.  At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of any Company Stock that were outstanding immediately prior to the Effective Time.  If, after the Effective Time, any Company Stock is presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section 2.3.

Section 2.4Withholding.  Notwithstanding any other provision in this Agreement to the contrary, Rotor, the Company, and the Exchange Agent shall be entitled to deduct and withhold from any cash, stock consideration or other amounts otherwise to be paid or payable in connection with the transactions contemplated in this Agreement to any Person such amounts that Rotor, the Company or the Exchange Agent are required to deduct and withhold with respect thereto under the Code or any provision of applicable Law. To the extent that amounts so deducted and withheld are duly deposited with the appropriate Governmental Entity, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

Section 2.5Payment of Contingent Merger Consideration.

(a)Within ten (10) Business Days after the date on which any Trading Price Threshold is achieved, Rotor shall issue to each holder of Company Earnout Shares as of immediately prior to the Closing a number of Rotor Common Shares equal to (i) the number of Company Earnout Shares held by such holder as of immediately prior to the Effective Time, multiplied by (ii)(A) the applicable Contingent Merger Consideration divided by (B) the aggregate amount of Company Earnout Shares, in each case in accordance with the Allocation Schedule (and, for clarity, the number of Rotor Common Shares to be issued to any such holder shall be rounded in accordance with Section 2.2(d)).  For the avoidance of doubt, each of the First Level Trading Price Consideration and the Second Level Trading Price Consideration shall only be payable once to each Pre-Closing Holder.

(b)Unless and until the Contingent Merger Consideration is issued in accordance with this Section 2.5, (i) the right to receive any Contingent Merger Consideration is not transferable except by operation of Law relating to descent and distribution, divorce and community property, shall not be evidenced by any certificate, and does not constitute an equity or ownership interest in Rotor, and (ii) the holders of the Company Common Shares as of immediately prior to the Closing shall not have any rights as a stockholder of Rotor solely as a result of such holders’ right to receive any Contingent Merger Consideration hereunder.

(c)From and after the Closing, at all times any Contingent Merger Consideration remains subject to a Trading Price Threshold, Rotor will keep available for issuance a sufficient number of unissued Rotor Common Shares to permit Rotor to satisfy its issuance obligations under this Section 2.5 and will take all actions reasonably necessary to increase the authorized number of Rotor Common Shares if at any time there would be insufficient unissued Rotor Common Shares to permit such reservation.

Section 2.6PPP Loans; PPP Escrow.  On or prior to the Closing Date, the Company shall have arranged for, at its election, one (or multiple) of the following to occur:  (i) all or any portion of the PPP Loans to be forgiven by the SBA, (ii) all or any portion of the PPP Loans to be paid off as of the Closing Date, and/or (iii)  the Company and the PPP Lender to have entered into the PPP Escrow and Consent Agreement.  In the event that the Company arranges for all or any portion of the PPP Loans to be paid off as of the Closing Date pursuant to clause (ii) of the preceding sentence, upon at least five (5) days’ prior written notice from the Company, Rotor shall deposit on the Closing Date an amount equal to the then unforgiven and unpaid outstanding principal amount of the PPP Loans to an account designated by the PPP Lender in writing prior to the Closing.  In the event that the Company and the PPP Lender enter into the PPP Escrow and Consent Agreement pursuant to clause (iii) of the first sentence of this Section 2.6, (A) upon at least five (5) days’ prior written notice from the Company, Rotor shall deposit on the Closing Date an amount equal to the then unforgiven and unpaid outstanding principal amount of the PPP Loans subject to a pending forgiveness application in an account designated by the PPP Lender in writing prior to the Closing (the “PPP Escrow Fund”), and (B) the PPP Lender shall thereafter hold and disburse the PPP Escrow Fund in accordance with the PPP Escrow and Consent Agreement.

Article 3
REPRESENTATIONS AND WARRANTIES RELATING TO THE GROUP COMPANIES

Except as set forth in the Company Schedules (but subject to the terms of Section 8.8), the Company hereby represents and warrants to the Rotor Parties, in each case, as of the date hereof and as of the Closing Date, as follows:

Section 3.1Organization and Qualification.

(a)Each Group Company is a corporation, limited liability company or other applicable business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable), except where the failure to be in good standing (or the equivalent thereof) would not have a Company Material Adverse Effect.  Each Group Company is duly qualified or licensed to transact business in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect.

(b)Each Group Company has the requisite corporate, limited liability company or other applicable business entity power and authority to own, lease and operate its properties and to carry on its businesses as presently conducted, except where the failure to have such power or authority would not be material to the Group Companies taken as a whole.  True, correct and complete copies of the Governing Documents of each Group Company and the Company Shareholder Agreements have been provided to Rotor, in each case, as amended and in effect as of the date hereof.  The Governing Documents of each Group Company and the Company Shareholder Agreements are in full force and effect and none of the Group Companies, or, to the Company’s knowledge, any other party thereto, are in breach or violation of any provision set forth in their respective Governing Documents or the Company Shareholder Agreements.

Section 3.2Capitalization of the Group Companies.

(a)Section 3.2(a) of the Company Schedules sets forth, as of the date hereof, a true, correct and complete statement of (i) the number and class or series (as applicable) of all of the Equity Securities of the Company issued and outstanding, (ii) the identity of the Persons that are the record owners thereof and (iii) with respect to any Equity Rights, (1) the date of grant, (2) the exercise price (where applicable), (3) any applicable vesting schedule and expiration date, (4) the type of Equity Right (including whether each Company Option is intended to be an “incentive stock option” within the meaning of Section 422 of the Code), and (5) whether any Company Option is or was eligible to be early exercised.

(b)Except for the Equity Rights set forth on Section 3.2(b) of the Company Schedules (which such Equity Rights shall, for the avoidance of doubt, be subject to the transactions contemplated by Section 2.2) or as is set forth in Company’s Governing Documents or the Company Shareholder Agreements, as of the date hereof, the Company has no outstanding (x) convertible debt, equity appreciation, phantom equity, or profit participation rights, or (y) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that would require the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company (collectively, “Equity Rights”).

(c)All of the Equity Securities of the Company have been duly authorized and validly issued and are fully paid and, if applicable, non-assessable.  The Equity Securities of the Company (A) were not issued in violation of the Governing Documents of the Company or the Company Shareholder Agreements or any other Contract to which the Company or any of its Subsidiaries is party or bound, (B) are not subject to any purchase option, call option, right of first refusal or first offer, preemptive right, subscription right or any similar right of any Person granted pursuant to a Contract to which the Company or any of its Subsidiaries are a party or bound or, to the Company’s knowledge, any other Contract, and were not issued in violation of any preemptive rights, call option, right of first refusal or first offer, subscription rights, transfer restrictions or similar rights of any Person granted pursuant to a Contract to which the Company or any of its Subsidiaries are a party or bound or, to the Company’s knowledge, any other Contract, (C) have been, in connection with their initial sale, offered, sold and issued (as applicable) in compliance in all material respects with applicable Law, including Securities Laws, and (D) to the knowledge of the Company, are free and clear of all Liens (other than transfer restrictions under applicable Securities Law).

(d)(i) Each Company Option has an exercise price at least equal to the fair market value of a Company Common Share on a date no earlier than the date of the corporate action authorizing the grant, (ii) no Company Option has had its exercise date or grant date “back-dated” or materially delayed, and (iii) all Company Options have been issued under the Company Equity Plan in compliance in all material respects with the Company Equity Plan and all applicable Laws and properly accounted for in all material respects in accordance with the Accounting Principles.

(e)Except for the Company’s Governing Documents and the Company Shareholder Agreements, there are no voting trusts, proxies, or other Contracts to which the Company or any of its Subsidiaries are a party or bound or, to the Company’s knowledge, under any other Contract, with respect to the voting or transfer of the Company’s Equity Securities.  The Equity Securities set forth on the Allocation Schedule will, as of immediately prior to the Closing, constitute all of the issued and outstanding Equity Securities of the Company.

(f)As of the date hereof, all of the outstanding Equity Securities of each Subsidiary of the Company are owned directly by the Company or another Subsidiary of the Company, free and clear of all Liens (other than transfer restrictions under applicable Securities Law or Permitted Liens), and are set forth on Section 3.2(f) of the Company Schedules opposite the name of each Subsidiary of the Company.  There are no Equity Rights that would require the Company or any of its Subsidiaries to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company’s Subsidiaries.  There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of any Equity Securities of any Subsidiaries of the Company.

(g)As of the date hereof, none of the Group Companies owns or holds (of record, beneficially or otherwise), directly or indirectly, any Equity Securities in or debt of any other Person or the right to acquire any such Equity Security or debt, and none of the Group Companies are a partner or member of any partnership, limited liability company or joint venture.

(h)Section 3.2(g) of the Company Schedules sets forth a list of all Indebtedness of the Group Companies as of the date hereof, along with any indebtedness for borrowed money pursuant to the CARES Act, including the principal amount of such Indebtedness or indebtedness, the outstanding balance as of the date of this Agreement, and the debtor and the issuer thereof.

Section 3.3Authority.  The Company has the requisite corporate, limited liability company or other similar power and authority to execute and deliver this Agreement and each of the Ancillary Documents to which it is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, subject to obtaining the Required Company Shareholder Approval.  The execution and delivery of this Agreement, the Ancillary Documents to which the Company is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate and shareholder (or other similar) action on the part of the Company, subject to obtaining the Required Company Shareholder Approval.  This Agreement and each Ancillary Document to which the Company is or will be a party has been or will be upon execution thereof, as applicable, duly and validly executed and delivered by the Company and constitutes or will constitute, upon execution and delivery thereof, as applicable, a valid, legal and binding agreement of the Company (assuming that this Agreement and the Ancillary Documents to which the Company is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto and thereto), enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

Section 3.4Financial Statements; No Undisclosed Liabilities.

(a)Attached hereto as Section 3.4(a) of the Company Schedules are true, correct and complete copies of the following financial statements (such financial statements, the “Financial Statements”):

(i)audited consolidated balance sheet of the Group Companies as of December 31, 2019, and the related audited consolidated statement of operations, consolidated statement of stockholders’ equity and consolidated statement of cash for the fiscal year then ended (the “Audited Financials”);

(ii)unaudited consolidated balance sheet of the Group Companies as of December 31, 2020 and the income statement and statement of cash flows for the twelve (12)-month period then ended; and

(iii)unaudited consolidated balance sheets of the Group Companies as of January 31, 2021 (the “Latest Balance Sheet”) and the related unaudited consolidated statements of income and cash flows of the Group Companies for the one (1)-month period then ended.

(b)The Financial Statements (i) have been prepared from, and reflect in all material respects, the books and records of the Group Companies, (ii) have been prepared in accordance with the Accounting Principles applied on a consistent basis throughout the periods covered thereby, except as may be indicated in the notes thereto and subject, in the case of unaudited Financial Statements, to the absence of footnotes and normal year-end adjustments, none of which are material to the Group Companies, taken as a whole, and (iii) fairly present, in all material respects, the consolidated financial position of the Group Companies as of the dates thereof and their consolidated results of operations for the periods then ended, subject, in the case of unaudited Financial Statements, to the absence of footnotes and normal year-end adjustments.

(c)Except (i) as set forth on the Latest Balance Sheet (including the notes, if any, thereto), (ii) for Liabilities incurred in the ordinary course of business since the date of the Latest Balance Sheet (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, misappropriation or violation of Law), (iii) for Liabilities incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of their respective covenants and agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, (iv) for Liabilities disclosed in Section 3.4(c) of the Company Schedules, (v) for Liabilities that would not be required to be set forth on a balance sheet prepared in accordance with the Accounting Principles; provided, that such Liabilities are not material, individually or in the aggregate, to the Group Companies, taken as a whole, or (vi) for Liabilities that are not material to the Group Companies, taken as a whole, no Group Company has any Liabilities.  No Group Company is a party to any “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).

(d)Each Group Company has established and maintains systems of internal accounting controls that are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with applicable accounting standards and to maintain accountability for the Group Companies’ assets.  Since December 31, 2017, no Group Company has received any written complaint, allegation, assertion or claim that there is (i) “significant deficiency” in the internal controls over financial reporting of the Group Companies, (ii) a “material weakness” in the internal controls over financial reporting of the Group Companies or (iii) fraud, whether or not material, that involves management or other employees of the Group Companies who have a significant role in the internal controls over financial reporting of the Group Companies.

Section 3.5Consents and Requisite Governmental Approvals; No Violations.  Assuming the truth and accuracy of the representations and warranties set forth in Section 4.3 (and assuming all Consents referred to in such sections (or required to be disclosed in the corresponding sections of the Rotor Schedules) are made or obtained prior to the Closing), no Consent of any Governmental Entity is necessary in connection with the execution, delivery or performance by the Company of this Agreement and the Ancillary Documents to which the Company is or will be party or bound or the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, except for (a) compliance with and filings under the HSR Act, (b) compliance with and filings set forth on Section 3.5 of the Company Schedules, (c) compliance with and filings under any applicable Securities Laws, including the Proxy Statement, (d) the Required Company Shareholder Approval or (e) those the failure of which to obtain or make would not have a Company Material Adverse Effect.  Neither the execution, delivery and performance by the Company of this Agreement nor the Ancillary Documents to which the Company is or will be a party nor the consummation of the transactions contemplated by hereby and thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) conflict with or result in any breach of any provision of any Group Company’s Governing Documents, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancelation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of, or the loss of any benefits under (A) any Material Contract, (B) any Group Company Permits or (C) any Data Privacy and Security Requirement, (iii) violate, or constitute breach under, in each case, in any material respect, any Order or applicable Law to which any Group Company or any of its properties or assets are bound, or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) or Equity Securities of any Group Company, except in the case of clause (ii) and (iv) above, as would not have a Company Material Adverse Effect.

Section 3.6Permits.  The Group Companies hold all material Permits necessary or required for the lawful conduct of their respective businesses or necessary or required to own, lease or operate any of the properties or assets of the Group Companies (collectively, the “Group Company Permits”).  Each Group Company Permit is valid and in full force and effect either pursuant to its terms or by operation of law.  Each Group Company is, and since December 31, 2017 has been, in compliance in all material respects with the terms of all Group Company Permits held by such Group Company.  To the Company’s knowledge, no event, circumstance, or state of facts has occurred which (with or without due notice or lapse of time or both) would reasonably be expected to result in the failure of a Group Company to be in compliance in all material respects with the terms of any Group Company Permit.

Section 3.7Material Contracts.

(a)Section 3.7(a) of the Company Schedules sets forth a list of Contracts (other than (i) Ordinary Course Contracts and (ii) a Company Plan listed on Section 3.11(a) of the Company Schedules) that have not expired or been terminated as of the date of this Agreement to which a Group Company is, as of the date of this Agreement, a party or by which it or its assets or properties are bound (each Contract required to be set forth on Section 3.7(a) of the Company Schedules, the “Material Contracts”) that is:

(i)any Contract relating to the components of Indebtedness of the Group Companies set forth in clauses (a) through (h), of the definition thereof;

(ii)any material equity joint venture, partnership, or similar Contract;

(iii)any Contract or group of Contracts with a common counterparty, or among counterparties sharing the same ultimate parent company, with consideration paid or payable to or by any one or more Group Companies of more than $250,000, in the aggregate, over any rolling twelve (12)-month period since January 1, 2019 (other than (A) any employee offer letter or employment agreement, any Employee Benefit Plan, or any consulting agreement with an independent contractor who is a natural person or (B) purchase or sale agreements entered into in the ordinary course of business);

(iv)any Contract or group of Contracts with a common counterparty, or among counterparties sharing the same ultimate parent company, with a remaining term of more than twenty-four (24) months and that creates an obligation or a right of the Company or any Group Company to be paid or make payments of more than $250,000, as forecasted, over any rolling twelve (12)-month period starting January 1, 2019;

(v)any Contract for the disposition of any material portion of the assets or business of any Group Company or for the acquisition by any Group Company of the assets or business of any other Person (other than purchases of inventory or services in the ordinary course of business) under which the Company or any of its Subsidiaries has any material continuing obligations, including with respect to an “earn-out,” contingent purchase price or other contingent or deferred payment obligation;

(vi)any Government Contract;

(vii)any Contract required to be disclosed on Section 3.19 of the Company Schedules;

(viii)any settlement, conciliation or similar Contract relating to a material Proceeding of a Group Company that have been entered into on or after December 31, 2018 and (1) contemplate payment by any Group Company of any amount in excess of $100,000 or (2) were brought by an equityholder or Affiliate of a Group Company;

(ix)any Contract that materially limits, or purports to materially limit, the ability of any Group Company to compete in any line of business or with any person or entity or in any geographic area or during any period of time, excluding customary confidentiality agreements and agreements that contain customary confidentiality clauses (including any customary provisions against soliciting for employment or engagement any employees of service providers);

(x)any Contract that results in any person or entity holding a power of attorney from any Group Company that relates to the Group Companies or their respective business;

(xi)any Contract under which any Group Company has agreed to purchase goods or services from a vendor, supplier or other person on a preferred supplier or “most favored supplier” basis;

(xii)any Inbound License;

(xiii)any IP License which involves the license or grant of rights by any Group Company to a third party of Company Owned Intellectual Property or Contract that includes an assignment or transfer of material Intellectual Property from any Group Company;

(xiv)any Contract for the development (A) by or on behalf of any Group Company of Intellectual Property that is distributed with or in any Company Product or otherwise material to the Company Owned Intellectual Property or Business (other than Contracts (i) with any employee on a standard form of agreement entered into in the ordinary course of business and (ii) any consultant on a standard form of agreement entered into in the ordinary course of business under which such consultant is bound by confidentiality obligations and effectively assigns all right, title and interest in and to any developed Intellectual Property to a Group Company), and (B) any material Intellectual Property for any Person by a Group Company;

(xv)pursuant to which any Group Company leases, subleases, occupies or otherwise uses any real property, including in each case where any Group Company is the lessor or sublessor;

(xvi)any Contract relating to the purchase of manufacturing, engineering or design services that involve more than $250,000, other than those Contracts and agreements under which no further services are remaining to be performed;

(xvii)any Contract relating to Indebtedness of any Group Company;

(xviii)any Contract relating to the advancement to or loaning any other Person any amount or Contract under which any Person would be deemed to owe Indebtedness to any Group Company, other than advances to employees, directors, officers or independent contractors of any Group Company for travel and other expenses incurred in the ordinary course of business;

(xix)any Contract providing for payment or acceleration of benefits or any transaction bonuses in connection with the transactions contemplated by this Agreement;

(xx)any Contract that is a guaranty (or similar obligations, such as “makewell agreements”) of any obligation for any Indebtedness of another Person other guaranty of obligations of another Person;

(xxi)any Contract that provides for the indemnification by any Group Company of any Person outside the ordinary course of business or the assumption of any Tax, environmental or other liability of any Person;

(xxii)any Contract for any foreign sales agent or other agent conducting sales activities outside the United States;

(xxiii)any collective bargaining agreement or other Contract with a labor union, works council, or other labor organization; and

(xxiv)any employment, severance, retention, change of control, separation or individual consulting Contract with any current or former director, manager, officer, individual service provider or employee of a Group Company (A) providing for total annual cash compensation in excess of $200,000, (B) that would result in material Liability to any Group Company if terminated or (C) that requires prior notice of termination of thirty (30) days or longer.

(b)Except in each case as would not be material to the Group Companies, taken as a whole, each Material Contract is in full force and effect and is a valid, legal and binding obligation of the applicable Group Company, enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).  Except in each case as would not be material to the Group Companies, taken as a whole, there is no material breach or default by any Group Company or, to the Company’s knowledge, any third party under any Material Contract, and, to the Company’s knowledge, (A) no event has occurred which (with or without notice or lapse of time or both) would constitute a material breach or default or would permit termination of, or a material modification or acceleration thereof by any party to such Material Contract, and (B) no party to a Material Contract has claimed a force majeure (or similar excuse in performance due to COVID-19) with respect thereto.  Except in each case as would not be material to the Group Companies, taken as a whole, since December 31, 2018 through the date hereof, no Group Company has received notice of (i) any material breach or default under any Material Contract or (ii) the intention of any third party under any Material Contract (including any Governmental Entity) to cancel, terminate or modify in any material respect the terms of any such Material Contract, or accelerate the obligations of any Group Company thereunder.  True, correct and complete copies of all Material Contracts as in effect as of the date hereof have been made available to Rotor.

Section 3.8Absence of Changes.  During the period beginning on January 31, 2021 and ending on the date of this Agreement, (a) no Company Material Adverse Effect has occurred, and (b) except as expressly required by this Agreement, any Ancillary Document or in connection with the transactions contemplated hereby and thereby, (i) each Group Company has conducted its business in the ordinary course and (ii) no Group Company has taken any action that, if taken during the period from the date of this Agreement until the Closing, would require the consent of Rotor pursuant to Section 5.1(b).

Section 3.9Litigation.  There is (and since December 31, 2017 there has been) no Proceeding pending or, to the Company’s knowledge, threatened against or involving (a) any Group Company, (b) any of their respective properties or assets, (c) any of their respective managers, officers, directors or employees (in their capacities as such), except as would not reasonably be expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole.  Neither the Group Companies is subject to any outstanding Order that is, or would reasonably be expected to be, material to the Group Companies.  There are no material Proceedings by a Group Company pending, or which a Group Company has commenced preparations to initiate, against any other Person.

Section 3.10Compliance with Applicable Law.  To the knowledge of the Company, each Group Company is (and since December 31, 2017 has been) in compliance in all material respects with all applicable Laws applicable to it or its business, operations or assets or properties.  No Group Company has, since December 31, 2017 through the date hereof, received any notice or communication from any Governmental Entity regarding any actual, alleged, or potential violation in any material respect of, or a failure to comply in any material respect with, any applicable Laws.  Since December 31, 2017, no Group Company has conducted any internal investigation with respect to any actual, potential or alleged material violation of applicable Law by any of its Representatives, individual independent contractors or other service providers or concerning any actual or alleged fraud.

Section 3.11Employee Plans.

(a)Section 3.11(a) of the Company Schedules sets forth a true, correct and complete list of each material Company Plan.  With respect to each Company Plan, the Group Companies have made available to Rotor copies of the following documents, to the extent applicable:  (i) the most recent determination or opinion letter issued by the Internal Revenue Service with respect to each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code; (ii) the current plan and trust documents, and all material amendments thereto (and for any unwritten plan, a summary of the material terms); and (iii) any material, non-routine correspondence with any Governmental Entity.

(b)No Group Company or ERISA Affiliate maintains, sponsors, participates in, contributes to or has any obligation to contribute to or has any Liability with respect to or under:  (i) a Multiemployer Plan; (ii) a “defined benefit plan” (as defined in Section 3(35) of ERISA, whether or not subject to ERISA) or a plan that is or was subject to Title IV of ERISA or Section 412 or 430 of the Code; (iii) a “multiple employer plan” within the meaning of Section of 413(c) of the Code or Section 210 of ERISA; or (iv) a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA.  No Company Plan provides and no Group Company has any Liabilities to provide any retiree, post-employment or post-termination health or life insurance or other welfare-type benefits to any Person other than health continuation coverage pursuant to COBRA or similar Law and for which the recipient pays the full cost of coverage.  No Group Company has any Liabilities by reason of at any time being considered a single employer under Section 414 of the Code with any other Person other than another Group Company.

(c)Each Company Plan that is intended to be qualified under Section 401(a) of the Code has timely received a favorable determination or opinion or advisory letter from the Internal Revenue Service on which it can rely and to the Company’s knowledge, no events have occurred or circumstances exist that would reasonably be expected to adversely affect such qualified status.  None of the Group Companies has incurred (whether or not assessed), or is reasonably expected to incur or to be subject to, any penalty or Tax under Section 4980H, 4980B, 4980D, 6721 or 6722 of the Code.

(d)There are no pending, or to the Company’s knowledge, threatened, Proceedings with respect to any Company Plan (other than routine and undisputed claims for benefits).  Each Company Plan (and each related trust, insurance Contract, or fund) has been established, maintained, funded and administered in all material respects in accordance with its terms and in compliance in all material respects with the applicable requirements of

ERISA, the Code, and other applicable Laws.  To the Company’s knowledge, there have been no “prohibited transactions” within the meaning of Section 4975 of the Code or Sections 406 or 407 of ERISA and not otherwise exempt under Section 408 of ERISA and no breaches of fiduciary duty (as determined under ERISA) with respect to any Company Plan.  With respect to each Company Plan, all contributions (including all employer contributions and employee salary reduction contributions), distributions, reimbursements and premium payments that are due have been timely made in accordance with the terms of the Company Plan, and in compliance in all material respects with the requirements of applicable Law, and, to the extent not yet due, have been properly accrued in accordance with GAAP.

(e)The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement would not (alone or in combination with any other event) (i) result in any payment or benefit becoming due to or result in the forgiveness of any indebtedness of any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies, (ii) increase the amount or value of any compensation or benefits payable to any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies, or (iii) result in the acceleration of the time of payment or vesting, or trigger any payment or funding of any compensation or benefits to any current or former director, manager, officer, employee, individual independent contractor or other service providers of any of the Group Companies.

(f)No amount that would be received (whether in cash or property or the vesting of property) by any “disqualified individual” of any of the Group Companies under any Employee Benefit Plan or otherwise in connection with the consummation of the transactions contemplated by this Agreement (alone or in combination with any other event) would not, separately or in the aggregate, be nondeductible under Section 280G of the Code or subject to an excise tax under Section 4999 of the Code.

(g)Each Company Plan that is a “non-qualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code), has been maintained in form and operation in compliance in all material respects with the requirements of Section 409A of the Code and applicable guidance issued thereunder and no amount under any such Employee Benefit Plan is or has been subject to the interest and additional Tax set forth under Section 409A(a)(1)(B) of the Code.

(h)The Group Companies have no current or contingent obligation to make a “gross-up” or similar payment in respect of any taxes that may become payable under Section 4999 or 409A of the Code.

(i)With respect to each Company Plan that is subject to the applicable Law of a jurisdiction other than the United States (whether or not United States Law also applies) or primarily for the benefit of employees, directors, consultants or individual independent contractors of the Company or any of its Subsidiaries who reside or work primarily outside of the United States (each a “Foreign Plan”):  (i) each Foreign Plan required to be registered or intended to meet certain regulatory or requirements for favorable tax treatment has been timely and properly registered and has been maintained in good standing with the applicable regulatory authorities and requirements; (ii) no Foreign Plan is a defined benefit plan (as defined in ERISA, whether or not subject to ERISA), seniority premium, termination indemnity, provident fund, gratuity or similar plan or arrangement or has any unfunded or underfunded liabilities; and (iii) all Foreign Plans that are required to be funded are fully funded, and adequate reserves have been established with respect to any Foreign Plan that is not required to be funded.

Section 3.12Environmental Matters.

(a)The Group Companies are, and at all times since December 31, 2017 have been, operating in compliance in all material respects with all Environmental Laws, which includes obtaining, maintaining and complying with all Permits required in connection with the Business under Environmental Laws, except in each case as would not be material to the Group Companies, taken as a whole.

(b)No Group Company has received any written notice, report, Order, directive or communication from any Governmental Entity or any other Person regarding any actual, alleged, or potential violation in any respect of, or a failure to comply in any respect with, or Liability arising under, any Environmental Laws, except in each case as would not be material to the Group Companies, taken as a whole.

(c)There is (and since December 31, 2017 there has been) no Proceeding pending or, to the Company’s knowledge, threatened in writing against any Group Company or that otherwise pertains to the Business pursuant to Environmental Laws, except in each case as would not be material to the Group Companies, taken as a whole.

(d)There has been no manufacture, sale, distribution, release, treatment, storage, disposal, arrangement for disposal, transport or handling of, contamination by, or exposure of any Person to, any Hazardous Substances, in each case that has resulted or would result in Liability under Environmental Laws for any Group Company, except in each case as would not be material to the Group Companies, taken as a whole.

(e)The Group Companies have not assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to any Liability of any other Person under Environmental Law.

(f)The Group Companies have made available to Rotor copies of all environmental reports, assessments and audits and all other material environmental, health, and safety documents pertaining to the current and former properties and operations of the Group Companies that are within the Group Companies’ possession or reasonable control.

Section 3.13Intellectual Property.

(a)Section 3.13(a) of the Company Schedules sets forth a true, correct and complete list of all (i) Company Registered Intellectual Property and (ii) material unregistered Marks, Copyrights or Software owned or purported to be owned by any Group Company.  The Company Registered Intellectual Property is valid, subsisting and enforceable.  A Group Company exclusively owns and possesses all right, title and interest in and to the Company Owned Intellectual Property, free and clear of all Liens or obligations to others (other than Permitted Liens).  None of the Company Registered Intellectual Property (i) has lapsed, expired or been abandoned or (ii) is or was the subject of any opposition, interference, cancellation, validity challenge or other proceeding (other than routine office actions) before any Governmental Entity.

(b)A Group Company exclusively owns and possesses all right, title and interest in and to, or has a valid and enforceable and sufficient written license to, all Intellectual Property that is used in or necessary for the operation of the Business (“Inbound Licenses”), free and clear of all Liens or obligations to others (other than Permitted Liens) (together with the Company Owned Intellectual Property the “Business Intellectual Property”), which Business Intellectual Property will, immediately after the Closing, be owned by, licensed to or available for use by the Group Companies on terms and conditions the same in all material respects to those immediately prior to the Closing.  No Group Company has granted any exclusive licenses or covenants not to sue with respect to any Company Owned Intellectual Property (including any Company Product) to any other Person.  The Group Companies have performed all of their obligations under each IP License and Standard Forms, and each IP License is currently in full force and effect with respect to the Group Companies.  To the Company’s knowledge, no third Person is in default of any IP License or Standard Form.

(c)All Persons who independently or jointly have materially contributed to or otherwise participated in the authorship, invention, conception, creation, improvement, modification or development of any Company Owned Intellectual Property or Company Products for or on behalf of, or under the supervision of, any Group Company have executed and delivered to the Group Company a valid and enforceable written contract providing for (i) the maintenance, protection and non-disclosure by such Person of all Trade Secrets of all Group Companies and (ii) the assignment by such Person (by way of a present grant of assignment) to a Group Company, all Intellectual Property authored, invented, created, improved, modified or developed by such Person in the course of their employment or other engagement with such Group Company.  Each Group Company has taken reasonable steps to safeguard and maintain the secrecy of any Trade Secrets owned or used by each Group Company.  To the Company’s knowledge, there has been no violation or unauthorized access to or disclosure of any Trade Secrets of or in the possession each Group Company, or of any written obligations with respect to such, and to the Company’s knowledge, no Person is in material breach of any contract referenced in this Section 3.13.

(d)(i) The operation of the Business as conducted by the Group Companies, including the design, development, manufacturing, reproduction, use, marketing, offer for sale, sale, importation, exportation,

distribution, support or maintenance of Company Products, does not infringe, dilute misappropriate or violate, and has not since December 31, 2014, infringed, diluted, misappropriated, or violated any Intellectual Property of any other Person, (ii) there is not, and there has not been since December 31, 2014, any Proceeding or other claim pending or threatened in writing, or sent or received in writing (including unsolicited offers, demands, or requests to license or cease and desist letters) by or against any Group Company with respect to any Intellectual Property (including any infringement, dilution, misappropriation, violation, enforceability, use (including any assertion of misuse), ownership, scope, licensing, or validity thereof), Data Privacy and Security Requirements, Security Incident, or Personal Data, and (iii) to the Company’s knowledge, no Person is infringing, diluting, misappropriating, or violating any Company Owned Intellectual Property.

(e)The Group Companies possess all Software source code and other material documentation and materials necessary to compile, operate and support the Company Products and no Group Company has disclosed, delivered, licensed or otherwise made available, and no Group Company has a duty or obligation (whether present, contingent or otherwise) to disclose, deliver, license or otherwise make available, any source code for any Company Products or otherwise included in the Company Owned Intellectual Property to any Person, and no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time or both) will, or would reasonably be expected to, result in the delivery, license, or disclosure of any such source code to any Person who is not, as of the date the event occurs or circumstance or condition comes into existence, a current employee or contractor of a Group Company subject to confidentiality obligations with respect thereto.  The Company Products (other than products under development) operate substantially in accordance with the applicable Group Company’s documentation.  There are, and for the past three (3) years have been, no defects, technical concerns or problems in any of the Company Products (other than products under development) that would prevent the same from performing substantially in accordance with the applicable Group Company’s documentation, except those which have been remediated.

(f)Each Group Company is in compliance in all material respects with all obligations under any Contract pursuant to which such Group Company has obtained the right to use any third party Software, including Open Source Software, and in particular the Group Companies have purchased a sufficient number of seat licenses or other required permissions or use rights for the Company IT Systems.

(g)Section 3.13(g) of the Company Schedules sets forth a list of all Open Source Software that has been used in, incorporated into, integrated or bundled with any Company Products, and for each such item of Open Source Software:  (i) the name and version number of the applicable license; (ii) the distributor or website from which the Open Source Software was obtained; and (iii) the manner in which such Open Source Software is used in, incorporated into, integrated or bundled with any Company Products.  The Group Companies do not use and have not used any Open Source Software or any modification or derivative thereof (A) in a manner that would grant or purport to grant to any Person any rights to or immunities under any of the Company Owned Intellectual Property, or (B) under any license requiring any Group Company to disclose or distribute any source code to any of the Company Products or otherwise included in the Company Owned Intellectual Property, to license or provide any such source code for the purpose of making derivative works, or to make available for redistribution to any Person any such source code at no or minimal charge.

Section 3.14Labor Matters.

(a)Since December 31, 2017, (i) none of the Group Companies (A) has or has had any material Liability for any arrears of wages, salaries, premiums, commissions, bonuses, fees or other compensation for services, or any penalty or other sums for failure to comply with any of the foregoing, and (B) has or has had any material Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security, social insurances or obligations for any employees of any Group Company (other than routine payments to be made in the ordinary course of business); and (ii) the Group Companies have withheld all amounts required by applicable Law or by agreement to be withheld from wages, salaries, and other payments to employees of each Group Company.

(b)Since December 31, 2018, there has been no “mass layoff” or “plant closing” as defined by WARN related to any Group Company, and the Group Companies have not incurred any material Liability under WARN nor will they incur any material Liability under WARN as a result of the transactions contemplated by this

Agreement.  The Group Companies have not otherwise experienced any employment-related Liability with respect to COVID-19 that has been, or would reasonably be expected to be, material to the Group Companies taken as a whole.

(c)There are no material Proceedings pending or, to the Company’s knowledge, threatened against any Group Company by or on behalf of any current or former director, manager, officer, employee, individual independent contractor or other service providers or government or administrative authority, including any claims relating to actual or alleged harassment, discrimination, or retaliation, or similar tortious conduct, breach of contract, wrongful termination, defamation, intentional or negligent infliction of emotional distress, interference with contract or interference with actual or prospective economic disadvantage, salary differences, and social security contributions and taxes.  No Group Company is bound by any material consent decree with, or citation by, any Governmental Entity relating to any employment practices.

(d)The Group Companies have promptly and thoroughly investigated all material, credible allegations of sexual harassment, or other discrimination or retaliation of which any the Group Companies were made aware.  With respect to each such material allegation with potential merit, the Group Companies have taken prompt corrective action that is reasonably calculated to prevent further improper action.  The Group Companies do not reasonably expect any material Liabilities with respect to any such allegations.

(e)Since December 31, 2017, (i) the Group Companies have complied in all material respects with all applicable Laws respecting labor, employment and employment practices, and (ii) no Group Company has been a party to or bound by any collective bargaining agreements or other Contracts with any labor organization, works council, labor union or other employee representative (collectively, “CBA”).  Since December 31, 2017, there has been no actual or, to the Company’s knowledge, threatened unfair labor practice charges, material grievances, arbitrations, strikes, lockouts, work stoppages, slowdowns, picketing, handbilling or other material labor disputes against or affecting any Group Company.  To the Company’s knowledge, since December 31, 2017, there have been no labor organizing activities with respect to any employees of any Group Company.

(f)To the Company’s knowledge, no current or former employee or independent contractor of any Group Company is in material violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, restrictive covenant or other obligation:  (i) owed to any Group Company; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by the applicable Group Company.

Section 3.15Insurance.  All material insurance policies of each Group Company (including fire, liability, workers’ compensation, property, cyber, casualty and other forms of insurance owned or held by any Group Company) are in full force and effect, all premiums due and payable thereon as of the date hereof have been paid in full as of the date hereof, and no claim by any Group Company is pending under any such policies as to which coverage has been denied or disputed, or rights reserved to do so, by the underwriters thereof.  No Group Company is in material breach or default under the terms of any such insurance policy (including any such breach or default with respect to the giving of notice of claims) and, to the Company’s knowledge, no event has occurred which (with or without notice or the lapse of time or both) would constitute a material breach or material default.  No written or, to the Company’s knowledge, oral notice of pending material premium increase, cancelation, termination or non-renewal has been received by any Group Company with respect to any such policy.

Section 3.16Tax Matters.

(a)Each Group Company has prepared and timely filed all income and other material Tax Returns required to have been filed by it, all such Tax Returns are true, correct and complete in all material respects and prepared in compliance in all material respects with all applicable Law, and each Group Company has timely paid all income and other material Taxes required to have been paid by it regardless of whether or not shown on any such Tax Return.

(b)Each Group Company has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder, or other third party and has otherwise complied in all material respects with all applicable Laws relating to such withholding, collection and payment of Taxes.

(c)No Group Company is currently the subject of a Tax Proceeding, and no Tax Proceeding with respect to any Group Company has been threatened in writing or, to the knowledge of the Company, is pending.  No Group Company has been informed in writing of any deficiency, proposed adjustment, or assessment, in each case with respect to material Taxes, that has not been fully paid or finally resolved.  All material deficiencies for Taxes asserted or assessed in writing against any Group Company have been fully and timely (taking into account applicable extensions) paid, settled or withdrawn, and, no such deficiency has been threatened or proposed in writing against any Group Company.

(d)The amount of Taxes (including withholding Taxes) deferred by the Group Companies pursuant to Section 2302 of the CARES Act, Internal Revenue Service Notice 2020-65 or any related or similar order or declaration from any Governmental Entity (including without limitation the Presidential Memorandum, dated August 8, 2020, issued by the President of the United States), does not exceed the amount set forth in Section 3.16 of the Company Schedules more than a de minimis amount.

(e)No Group Company has consented to extend or waive the time in which any Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business.  No Group Company is the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Governmental Entity) within which to file any Tax Return not previously filed.

(f)No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been requested, entered into or issued by any Tax Authority with respect to a Group Company which agreement or ruling would be effective after the Closing Date.

(g)No Group Company is or has been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(h)There are no Liens for Taxes on any assets of the Group Companies other than Permitted Liens.

(i)During the two (2)-year period ending on the date of this Agreement, no Group Company (or any predecessor thereof) was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed by Section 355 of the Code.

(j)No Group Company (i) has been a member of an Affiliated Group (other than an Affiliated Group the common parent of which was a Group Company) or (ii) has any Liability for the Taxes of any Person (other than a Group Company) under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, by Contract (other than a Contract the principal purpose of which is not related to Taxes), or otherwise by operation of applicable Law.

(k)No written claims have ever been made by any Tax Authority in a jurisdiction where a Group Company does not file Tax Returns that such Group Company is or may be subject to taxation by that jurisdiction, which claims have not expired or been resolved or withdrawn.

(l)No Group Company is a party to any Tax allocation, Tax sharing, Tax receivable or Tax indemnity or similar agreements (other than commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes), and no Group Company is a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income Tax purposes.

(m)No Group Company has taken, has agreed to take, or intends to take, in each case, any action that would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.  To the knowledge of the Group Companies, no facts or circumstances exist that would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.

Section 3.17Brokers.  Section 3.17 of the Company Schedules sets forth a true, correct and complete list of (a) all broker’s, finder’s, financial advisor’s, investment banker’s fees or commissions or similar payments payable to any broker, finder, financial advisor or investment banker in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of any Group Company or their respective Affiliates, (b) all amounts due and payable to any Persons described in clause (a) in connection with, or as a result of, directly or indirectly, the execution, negotiation or delivery of this Agreement or any Ancillary Document, the performance of the covenants or obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby and (c) each Contract pursuant to which such amounts are due and payable.  The Company has provided to Rotor true, complete, and correct copies of each Contract listed on Section 3.17 of the Company Schedules.

Section 3.18Real and Personal Property.

(a)Owned Real Property.  No Group Company owns any real property.

(b)Leased Real Property.  Section 3.18(b) of the Company Schedules sets forth a true, correct and complete list (including street addresses) of all real property leased by any of the Group Companies (the “Leased Real Property”) and all Real Property Leases pursuant to which any Group Company is a tenant or landlord as of the date of this Agreement.  The Company has delivered to Rotor a true and complete copy of each such Real Property Lease.  Except in each case as would not be, or would not be reasonably expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole, each Real Property Lease is in full force and effect and is a valid, legal and binding obligation of the applicable Group Company, enforceable in accordance with its terms against such Group Company and, to the Company’s knowledge, each other party thereto (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).  Except in each case as would not be, or would not be reasonably expected to be, individually or in the aggregate, material to the Group Companies, taken as a whole, there is no material breach or default by any Group Company or, to the Company’s knowledge, any third party under any Real Property Lease, and, to the Company’s knowledge, no event has occurred which (with or without notice or lapse of time or both) would constitute a material breach or default or would permit termination of, or a modification or acceleration thereof by any party to such Real Property Leases.  No Group Company has subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof.  To the Company’s knowledge, there are no disputes with respect to any Real Property Lease.

(c)Personal Property.  Each Group Company has good, marketable and indefeasible title to, or a valid leasehold interest in or license or right to use, all of the assets and properties of the Group Companies reflected in the Latest Balance Sheet or thereafter acquired by the Group Companies, except for assets disposed of in the ordinary course of business or as would not have, or would not have a Company Material Adverse Effect.  The tangible assets and properties of the Group Companies are in good operating condition in all material respects (normal wear and tear excepted) and are fit, in all material respects, for use in the ordinary course of business, and no uninsurable damage has, since the date of the Latest Balance Sheet, occurred with respect to such assets and properties, except in each case as would not have a Company Material Adverse Effect.

Section 3.19Transactions with Affiliates.  Section 3.19 of the Company Schedules sets forth all Contracts between any Group Company, on the one hand, and any Pre-Closing Holder Related Party, on the other hand (all such Contracts set forth on Section 3.19 of the Company Disclosure Schedule, “Pre-Closing Holder Related Party Transactions”), other than: (a) any Contract with respect to a Pre-Closing Holder Related Party’s employment or services with any Group Company (including with respect to benefit plans and other ordinary course compensation), (b) any Ancillary Document and (c) any Contract entered into after the date hereof that are either permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b).  To the knowledge of the Company, there are no Contracts relating to any Group Company between (A) any officer, director, partner, member or manager of any Group Company, or any Affiliate of the foregoing, on the one hand, and (B) any direct or indirect equityholder of the Company or an Affiliate thereof, on the other hand.  To the knowledge of the Company, no Pre-Closing Holder Related

Party has been a party to any transaction with any Group Company since December 31, 2018, that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the Company were a registrant described therein.  To the knowledge of the Company, no Pre-Closing Holder Related Party (A) owns any interest in any asset used in the Business or in any competitor of the Business, or (B) owes any amount to, or is owed any amount by, any Group Company (other than ordinary course compensation, employee benefits, employee or director ordinary course expense reimbursement or otherwise or as set forth on Section 3.19 of the Company Schedules or transactions entered into after the date hereof that are permitted pursuant to Section 5.1(b) or entered into in accordance with Section 5.1(b)).

Section 3.20Material Customers and Suppliers.  Section 3.20 of the Company Schedules sets forth as of the date of this Agreement (i) the top ten (10) customers of the Company for the year ended December 31, 2020 (based upon aggregate consideration paid to the Company for goods or services rendered during such period) (collectively, the “Material Customers”), and (ii) the top ten (10) suppliers and unaffiliated contractors or subcontractors of the Group Companies for the year ended December 31, 2020 (based upon the aggregate consideration paid by the Group Companies for goods or services rendered during such period) (collectively, the “Material Suppliers”).  To the knowledge of the Company, no Material Customer or Material Supplier intends to discontinue or materially alter its relationship with the Company, and the Company has not received any written (or, to the knowledge of the Company, oral) notice of any such intent.

Section 3.21Data Privacy and Security Requirements.

(a)The Group Companies are and, since December 31, 2018, have been in compliance in all material respects with all Data Privacy and Security Requirements.  There have been no material security incidents since December 31, 2018 with respect to any Company IT Systems, Business Data, or Company Products or otherwise related to the Business.  No Group Company has since December 31, 2018 received any notice from any Person, been required to give any notice to any Person, or been subject to any Proceeding, in each case with respect to any security incident or otherwise with respect to any breach or purported breach of any Data Privacy and Security Requirements by any Group Company.  The Group Companies have implemented and maintain commercially reasonable security, disaster recovery and business continuity plans, procedures and facilities and have employed commercially reasonable efforts to protect the confidentiality, integrity and security of the Company IT Systems.  The Group Companies take and have at all times taken commercially reasonable steps to prevent the introduction of any virus, worm, Trojan horse or similar disabling code or program (“Malicious Code”) or any computer code designed to disrupt, disable or harm in any manner the operation of any software or hardware, either automatically, with the passage of time or upon command, or otherwise that would prevent the same from performing substantially in accordance with their user specifications or functionality descriptions (collectively, “Contaminants”) into the Company IT Systems.  The Company IT Systems are sufficient in capacity, functionality and operation for the operation of the Business.  Since December 31, 2018, there has not been any failure with respect to any of the Company IT Systems that has not been remedied or replaced in all material respects.

(b)The Group Companies have implemented commercially reasonable safeguards designed to prevent unauthorized use or disclosure of confidential data and Personal Information in their possession and control.  Except as would not be material to the Group Companies, taken as a whole, the Group Companies have rights necessary to Process Personal Information in the conduct of the Business as currently conducted.

(c)The Group Companies have all contractual rights necessary to process Business Data in the conduct of the Business as currently conducted.

(d)No Group Company is in material breach of any agreement pursuant to which a Group Company licenses, acquires, or purchases any material data.

Section 3.22Compliance with International Trade & Anti-Corruption Laws.

(a)Neither the Group Companies, nor, to the Company’s knowledge, any of their Representatives or any other Persons in each case to the extent acting for or on behalf of any of the Group Companies is or has been, since December 31, 2017, (i) a Person named on any Sanctions and Export Control Laws-related list of designated Persons maintained by a Governmental Entity; (ii) located, organized or resident in a country or territory which is itself the subject of or target of any Sanctions and Export Control Laws; (iii) an entity owned, directly or indirectly, individually or in the aggregate, fifty percent or more by one or more Persons described in clauses (i) or (ii); (iv) otherwise engaging in dealings with or for the benefit of any Person described in clauses (i) – (iii) or any country or territory which is or has, since December 31, 2017, been the subject of or target of any Sanctions and Export Control Laws (at the time of this Agreement, the Crimea region of Ukraine, Cuba, Iran, North Korea, Venezuela, Sudan and Syria); or (v) otherwise in violation of Sanctions and Export Control Laws.

(b)Neither the Group Companies nor, to the Company’s knowledge, any of their Representatives or any other Persons in each case to the extent acting for or on behalf of any of the Group Companies has (i) made, offered, promised, paid or received any unlawful bribes, kickbacks or other similar payments to or from any Person, (ii) made or paid any contributions, directly or indirectly, to a domestic or foreign political party or candidate, or (iii) otherwise made, offered, received, authorized, promised or paid any improper payment under any Anti-Corruption Laws.

(c)There have not been since December 31, 2017, any Proceedings, filings, disclosures, Orders, inquiries or governmental investigations alleging any such violations of Anti-Corruption Laws or Sanctions and Export Control Laws by the Group Companies or any of their Representatives or, to the Company’s knowledge, any other Persons in each case to the extent acting for or on behalf of any of the Group Companies, and, to the Company’s knowledge, no such Proceedings, filings, disclosures, Orders, inquiries or governmental investigations have been threatened or are pending and there are no circumstances likely to give rise to any such Proceedings, filings, disclosures, Orders, inquiries or governmental investigations.

Section 3.23Information Supplied.  None of the information supplied or to be supplied by the Group Companies expressly for inclusion or incorporation by reference: (a) in the Proxy Statement when it is mailed to stockholders of Rotor, and in the case of any amendment thereto or any Other Required Filing, at the time of such amendment or such Other Required Filing, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; or (b) in the current report on Form 8-K filed after the Closing will contain any false or misleading statement in light of the circumstances under which they were made.  Notwithstanding the foregoing, none of the Group Companies makes any representation, warranty or covenant with respect to any information supplied by or on behalf of the Rotor Parties or its Affiliates.

Section 3.24Indebtedness; PPP Loans.

(a)Other than any Contract listed on Section 3.7(a)(xvii) of the Company Schedules, none of the Group Companies is party to a Contract for Indebtedness.  The Company has provided to Rotor true, correct and complete copies of all definitive documents, applications and supporting materials provided to the lender or any Governmental Entity in connection with the application or receipt of the PPP Loans, including any amendments and corrections thereto.

(b)All material representations and certifications made by the Company to the PPP Lender or any Governmental Entity in connection with the PPP Loans were accurate, true and correct in all material respects when made.  The Company Group has complied in all material respects with the terms and conditions of the PPP and, without limiting the foregoing, the Group Companies utilized the proceeds of the PPP Loans solely for permitted purposes under the PPP.

Section 3.25Government Contracts

(a)Section 3.7(a)(vi) of the Company Schedules sets forth a list, as of the date of this Agreement, of each Government Contract to which any Group Company is a party.  The Company has made available to Rotor each of the Government Contracts listed on Section 3.7(a)(vi) of the Company Schedules (including all related task orders and delivery orders) and each outstanding Government Bid which has not been accepted or rejected since January 1, 2021.

(b)With respect to each such Government Contract and Government Bid referenced in Section 3.25(a), or for each Government Contract for which final payment has been received by any Group Company in the past three (3) years, (i) all representations and certifications applicable to such Government Contracts and associated bids or proposals were accurate in all material respects when made and have been updated as legally required; (ii) each Group Company has complied in all material respects with all terms and conditions of such Government Contract; and (iii) the Company complied in all material respects with all requirements of applicable Law.

(c)No Group Company has credible evidence (i) that a Principal, Employee, Agent, or Subcontractor (as such terms are defined in FAR 52.203-13(a)) of the Company has committed a violation of federal criminal law involving fraud, conflict of interest, bribery, or gratuity violations found in Title 18 of the United States Code or a violation of the civil False Claims Act; or (ii) of any significant overpayment(s) on any Government Contracts, and the Company has not conducted, and is not currently conducting, an investigation to determine whether credible evidence exists of such a violation or overpayment.  During the last three (3) years, no Group Company has conducted or initiated any internal investigation or made a voluntary disclosure to any Governmental Entity with respect to any alleged material irregularity, misstatement or omission arising under or relating to a Government Contract or Government Bid that would reasonably be expected to give rise to (A) liability under the federal False Claims Act, (B) a claim for price adjustment under 41 U.S.C. chapter 35, Truthful Cost or Pricing Data, or (C) any request for a reduction in the price of any Government Contract.

(d)All invoices submitted by any Group Company with respect to Government Contracts were accurate in all material respects, and any required adjustments have been promptly credited and reported to the applicable customer and recorded in the financial records of the relevant Group Company.

(e)The Company qualifies as a “small business” pursuant to the Small Business Innovation Research program eligibility requirements.  No Group Company has represented itself as a small disadvantaged business, a woman-owned small business, a veteran owned small business, a service disabled veteran owned small business, a HUBZone small business, or a Section 8(a) business in connection with any Government Bid or Government Contract, nor claimed nor been awarded a Government Contract because of such status or other preferred bidder status.

(f)Neither a Group Company nor any of its respective Principals (as that term is defined by 48 C.F.R. § 2.101), nor to the knowledge of the Company, any employee of any Group Company, has been suspended, debarred, or otherwise excluded from contracting with a Governmental Entity or been notified in writing of any proposed suspension, debarment or exclusion or received any show cause notice from a suspending, debarring or excluding official.

(g)In the last three (3) years, no Group Company entity has received or been provided written (nor to the Company’s knowledge, any oral) cure notice, show cause notice, notice of investigation or audit by a Governmental Entity (other than routine audits).  Neither any Governmental Entity nor any prime contractor, subcontractor or other Person or entity has notified any Group Company, in writing, or, to the Knowledge of the Company, orally, that the Company has breached or violated in any material respect any Law, certification, representation, clause, provision or requirement pertaining to any Government Contract.  To the knowledge of the Company, there are no facts that would reasonably be expected to lead to the institution of an investigation or audit of any Group Company by a Governmental Entity related to performance of any Government Contract to which any Group Company is or has been a party (other than routine audits).  No Company Group entity has received any written notice or, to the Company’s knowledge, oral notice of termination for convenience or default of any Government Contract, in whole or in part and, to the Company’s knowledge, no such termination has been threatened.

(h)In the last three (3) years, there have been (i) no outstanding material claims, contract disputes, or requests for equitable adjustment against any Group Company by any Governmental Entity or by any prime contractor, higher or lower tier subcontractor, vendor or other third party arising under or relating to any Government Contract and (ii) no outstanding material disputes between any Group Company on the one hand, and a Governmental Entity on the other hand, under the Contract Disputes Act or between any Group Company on the one hand, and any prime contractor, higher or lower tier subcontractor, vendor or other third party on the other hand, arising under or relating to any such Government Contract or Government Bid.

(i)In the last three (3) years, no costs incurred by any Group Company in excess of $250,000 have been formally disallowed as a result of a written finding or determination by a Governmental Entity, and no

Governmental Entity has withheld or setoff or attempted to withhold or setoff, an amount in excess of $250,000 otherwise due or payable to the Company under any Government Contract.

Section 3.26Investigation; No Other Representations.

(a)The Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of the Rotor Parties and (ii) it has been furnished with or given access to such documents and information about the Rotor Parties and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.

(b)In entering into this Agreement and the Ancillary Documents to which it is a party, the Company has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is a party and no other representations or warranties of any Rotor Party or any other Person, either express or implied, and the Company, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 4 and in the Ancillary Documents to which it is a party, no Rotor Party or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.

Section 3.27EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.  NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE ROTOR PARTIES OR ANY OF THEIR RESPECTIVE REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS Article 3 OR THE ANCILLARY DOCUMENTS, NONE OF THE COMPANY OR ANY OTHER PERSON MAKES, AND THE COMPANY EXPRESSLY DISCLAIMS (ON HIS, HER OR ITS OWN BEHALF AND ON BEHALF OF HIS, HER OR ITS RESPECTIVE REPRESENTATIVES) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE COMPANY STOCK OR BUSINESSES OR ASSETS OF ANY OF THE GROUP COMPANIES, AND THE COMPANY SPECIFICALLY DISCLAIMS, EXCEPT AS EXPRESSLY SET FORTH IN THIS Article 3, ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY, USAGE, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WITH RESPECT TO THEIR ASSETS, ANY PART THEREOF, THE WORKMANSHIP THEREOF, AND THE ABSENCE OF ANY DEFECTS THEREIN, WHETHER LATENT OR PATENT.  EACH OF THE ROTOR PARTIES SHALL RELY SOLELY ON ITS OWN EXAMINATION AND INVESTIGATION THEREOF AND THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS Article 3 AND THE ANCILLARY DOCUMENTS.

Article 4
REPRESENTATIONS AND WARRANTIES RELATING TO THE ROTOR PARTIES

Except as set forth (a) subject to Section 8.8, on the Rotor Schedules or (b) in any Rotor SEC Reports publicly available prior to the date hereof (but excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature) (it being understood, however, that nothing disclosed in any Rotor SEC Report will qualify or be deemed to qualify the Rotor Fundamental Representations), each Rotor Party hereby represents and warrants on behalf of itself to the Company as of the date hereof and as of the Closing Date, as follows:

Section 4.1Organization and Qualification.  Such Rotor Party is a corporation, limited liability company or other business entity duly organized or formed, as applicable, validly existing and in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) under the Laws of its jurisdiction of formation or organization (as applicable), except where the failure to be in good standing (or the equivalent thereof) would not have a Rotor Material Adverse Effect.

Section 4.2Authority.  Such Rotor Party has the requisite corporate, limited liability company or other similar power and authority to execute and deliver this Agreement, each of the Ancillary Documents to which such Rotor Party is or will be a party, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.  Subject to the receipt of the Rotor Stockholder Approval and the Merger Sub Sole Stockholder Approval, the execution and delivery of this Agreement, the Ancillary Documents to which such Rotor Party is or will be a party and the consummation of the transactions contemplated hereby and thereby have been (or, in the case of any Ancillary Document entered into after the date of this Agreement, will be upon execution thereof) duly authorized by all necessary corporate action on the part of such Rotor Party.  This Agreement has been and each Ancillary Document to which such Rotor Party is or will be a party has been or will be upon execution thereof, duly and validly executed and delivered by such Rotor Party and constitutes or will constitute, upon execution thereof, as applicable, a valid, legal and binding agreement of such Rotor Party (assuming this Agreement has been and the Ancillary Documents to which such Rotor Party is or will be a party are or will be upon execution thereof, as applicable, duly authorized, executed and delivered by the other Persons party hereto or thereto, as applicable), enforceable against such Rotor Party in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting generally the enforcement of creditors’ rights and subject to general principles of equity).

Section 4.3Consents and Requisite Government Approvals; No Violations.  Assuming the truth and accuracy of the representations and warranties set forth in Section 3.5 (and assuming all Consents referred to in such sections (or required to be disclosed in the corresponding sections of the Company Schedules) are made or obtained), no Consent of any Governmental Entity is necessary in connection with the execution, delivery or performance of this Agreement or the Ancillary Documents to which such Rotor Party is or will be a party or bound, or the consummation by such Rotor Party of the transactions contemplated hereby and thereby, except for (a) compliance with and filings under the HSR Act, (b) compliance with and filings under any applicable Securities Laws, including the Proxy Statement, (c) the Rotor Stockholder Approval, or (d) those the failure of which to obtain or make would not have a Rotor Material Adverse Effect.  Neither the execution, delivery and performance by such Rotor Party of this Agreement nor the Ancillary Documents to which such Rotor Party is or will be a party nor the consummation by such Rotor Party of the transactions contemplated hereby and thereby will, directly or indirectly (with or without due notice or lapse of time or both) (i) conflict with or result in any breach of any provision of the Governing Documents of such Rotor Party, (ii) result in a violation or breach of, or constitute a default or give rise to any right of termination, Consent, cancelation, amendment, modification, suspension, revocation or acceleration under, any of the terms, conditions or provisions of, or the loss of any benefits under, any Contract to which such Rotor Party is a party or by which any such Rotor Party or any of its properties or assets are bound, (iii) violate, or constitute a breach under, any Order or applicable Law to which any such Rotor Party or any of its properties or assets are bound or (iv) result in the creation of any Lien upon any of the assets or properties (other than any Permitted Liens) of such Rotor Party, except in the case of clauses (ii) though (iv) above, as would not have a Rotor Material Adverse Effect.

Section 4.4Brokers.  Section 4.4 of the Rotor Schedules sets forth a true, correct and complete list of (a) all broker’s, finder’s, financial advisor’s, investment banker’s fees or commissions or similar payments payable to any broker, finder, financial advisor or investment banker in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of the Rotor Parties or any of their respective Affiliates for which any Rotor Party or Group Company may become liable, (b) all amounts due and payable to any Persons described in clause (a) in connection with, or as a result of, directly or indirectly, the execution, negotiation or delivery of this Agreement or any Ancillary Document, the performance of the covenants or obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby and (c) each Contract pursuant to which such amounts are due and payable.  Rotor has provided to the Company true, complete and correct copies of each Contract listed on Section 4.4 of the Rotor Schedules.

Section 4.5Financing.  Attached hereto as Exhibit F is a true, correct and complete copy of the form of Subscription Agreement, dated as of the date hereof, pursuant to which, and on the terms and subject to the conditions therein, the PIPE Investors have agreed to provide the PIPE Financing to Rotor in connection with the transactions contemplated by this Agreement.  Each Subscription Agreement is a legal, valid, and binding agreement of Rotor and, to the knowledge of Rotor, the other parties thereto.  As of the date hereof, each commitment of PIPE Financing is in full force and effect, and no commitment of PIPE Financing has been withdrawn, rescinded, or terminated.  As of the date hereof, Rotor is not in material breach of any of the terms or conditions in the Subscription Agreements nor has any PIPE Investor party thereto notified Rotor of its own material breach of any of the terms or conditions under any Subscription Agreement.  As of the date hereof, no event has occurred which, with or without notice, lapse of time or both, would constitute a material breach by Rotor of the terms or conditions in the Subscription Agreements.  There are no conditions precedent or contingencies to the obligations of the parties under any Subscription Agreement to fund the PIPE Financing Amount, other than as set forth in the Subscription Agreements. There are no other agreements, side letters or arrangements between Rotor and any PIPE Investor relating to any Subscription Agreement that would adversely affect the obligation of the PIPE Investors to contribute to Rotor the applicable portion of the PIPE Financing set forth in the Subscription Agreements, and, as of the date hereof, Rotor does not know of any facts or circumstances that would reasonably be expected to result in any of the conditions set forth in any Subscription Agreement not being satisfied, or the PIPE Financing not being available to Rotor, immediately following the Closing.

Section 4.6Information Supplied.  None of the information supplied or to be supplied by or on behalf of such Rotor Party expressly for inclusion or incorporation by reference: (a) in the Proxy Statement, at the time it is mailed to the Pre-Closing Rotor Holders, and in the case of any amendment thereto or any Other Required Filing, at the time of such amendment or any Other Required Filing is made, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; or (b) in the current report on Form 8-K filed after the Closing will contain any false or misleading statement in light of the circumstances under which they were made.  Notwithstanding the foregoing, such Rotor Party makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Company or its Affiliates.

Section 4.7Capitalization of the Rotor Parties.

(a)Section 4.7(a) of the Rotor Schedules sets forth as of the date hereof a true, correct, and complete statement of the number and class or series (as applicable) of the issued and outstanding Equity Securities of Rotor.  All outstanding Rotor Equity Securities have been duly authorized and validly issued and are fully paid and non-assessable.  Such Equity Securities (i) were not issued in violation of the Governing Documents of Rotor and (ii) are not subject to any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person (other than transfer restrictions under applicable Securities Law or under the Governing Documents of Rotor) and were not issued in violation of any preemptive rights, call option, right of first refusal, subscription rights, transfer restrictions or similar rights of any Person.  Except for this Agreement, the Ancillary Documents, as set forth in Rotor’s Governing Documents (including the Rotor Stockholder Redemption) and the transactions contemplated hereby and thereby, there are no outstanding (A) equity appreciation, phantom equity, profit participation rights, or (B) options, restricted stock, phantom stock, warrants, purchase rights, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contracts that would require Rotor to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of Rotor, and, except as expressly contemplated by this Agreement the Ancillary Documents, and Rotor’s Governing Documents there is no obligation of Rotor, to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities.  There are no Equity Securities issued by or to which Rotor is a party containing anti-dilution or similar provisions that will be triggered by the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, in each case, that have not been or will not be waived on or prior to the Effective Time.

(b)As of the date hereof, Rotor has no Subsidiaries other than Merger Sub and does not own, directly or indirectly, any Equity Securities in any Person other than Merger Sub.

Section 4.8SEC Filings.  Rotor has timely filed or furnished all statements, prospectuses, registration statements, forms, reports and documents required to be filed or furnished by it prior to the date of this Agreement with the SEC pursuant to Federal Securities Laws since its incorporation (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, the “Rotor SEC Reports”), and, as of the Closing, will have filed or furnished all other statements, prospectuses, registration statements, forms, reports and other documents required to be filed or furnished by it subsequent to the date of this Agreement with the SEC pursuant to Federal Securities Laws through the Closing (collectively, and together with any exhibits and schedules thereto and other information incorporated therein, and as they have been supplemented, modified or amended since the time of filing, but excluding the Proxy Statement, the “Additional Rotor SEC Reports”).  Each of the Rotor SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, complied, and each of the Additional Rotor SEC Reports, as of their respective dates of filing, and as of the date of any amendment or filing that superseded the initial filing, will comply, in all material respects with the applicable requirements of the Federal Securities Laws (including the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder) applicable to the Rotor SEC Reports or the Additional Rotor SEC Reports.  As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Rotor SEC Reports.  The Rotor SEC Reports did not at the time they were filed with the SEC (except to the extent that information contained in any Rotor SEC Report has been superseded by a later timely filed Rotor SEC Report) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 4.9Trust Account.  The funds held in the Trust Account are invested in U.S. government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act and held in trust pursuant to that certain Investment Management Trust Agreement, dated January 14, 2021, by and between Rotor and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) (the “Trust Agreement”).  There are no separate agreements, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Rotor SEC Reports to be inaccurate in any material respect or, to Rotor’s knowledge, that would entitle any Person to any portion of the funds in the Trust Account (other than (a) in respect of deferred underwriting commissions or Taxes, (b) Pre-Closing Rotor Holders who shall have elected to redeem their Rotor Class A Shares pursuant to the Governing Documents of Rotor or (c) if Rotor fails to complete a business combination as contemplated by a Business Combination Proposal within the allotted time period and liquidates the Trust Account, subject to the terms of the Trust Agreement, Rotor (in limited amounts to permit Rotor to pay the expenses of the Trust Account’s liquidation and dissolution) and then Rotor’s public stockholders).  Prior to the Closing, none of the funds held in the Trust Account are permitted to be released, except in the circumstances described in the Governing Documents of Rotor and the Trust Agreement.  The Trust Agreement is valid, binding and in full force and effect and enforceable in accordance with its terms and has not been amended or modified.  As of the date hereof, the Trust Account consists of no less than $276,000,000.  Prior to the Closing, none of the funds held in the Trust Account may be released except for the matters described in the second sentence of Section 8.18.

Section 4.10Absence of Changes.  Since its inception and ending on the date of this Agreement, (a) no Rotor Material Adverse Effect has occurred, and (b) except as expressly required by this Agreement, any Ancillary Document or in connection with the transactions contemplated hereby and thereby, (i) the Rotor Parties have conducted their business in the ordinary course and (ii) no Rotor Party has taken any action that, if taken during the period from the date of this Agreement until the Closing, would require the consent of the Company pursuant to Section 5.13.

Section 4.11Litigation.  There is (and since its incorporation there has been) no Proceeding pending or, to Rotor’s knowledge, threatened against or involving (a) any Rotor Party, (b) any of its respective properties or assets, or (c) any of its respective managers, officers, directors or employees (in their capacities as such), except as would not have a Rotor Material Adverse Effect.  No Rotor Party is subject to any outstanding Order that is, or would reasonably be expected to be, material to the Rotor Parties.  There are no material Proceedings by a Rotor Party pending, or which a Rotor Party has commenced preparations to initiate, against any other Person.

Section 4.12Compliance with Applicable Law.  Each Rotor Party is (and since its incorporation or formation, as applicable, has been) in compliance with all applicable Laws, except as would not have a Rotor Material Adverse Effect.

Section 4.13Internal Controls; Listing; Financial Statements.

(a)Except as not required in reliance on exemptions from various reporting requirements by virtue of Rotor’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, or “smaller reporting company” within the meaning of the Exchange Act, since its incorporation, (i) Rotor has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of Rotor’s financial reporting and the preparation of Rotor’s financial statements for external purposes in accordance with GAAP and (ii) Rotor has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to Rotor is made known to Rotor’s principal executive officer and principal financial officer by others within Rotor.

(b)Rotor has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(c)Rotor is in compliance in all material respects with all applicable listing and corporate governance rules and regulations of NYSE.  The Rotor Class A Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NYSE under the symbol “ROT”, the Rotor Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NYSE under the symbol “ROT.WS” and the Rotor Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NYSE under the symbol “ROT.U”.  There is no material Proceeding pending or, to the knowledge of Rotor, threatened against Rotor by NYSE or the SEC with respect to any intention by such entity to deregister Rotor Class A Shares, the Rotor Warrants or the Rotor Units or prohibit or terminate the listing of Rotor Class A Shares, the Rotor Warrants or the Rotor Units on NYSE.  Neither Rotor nor any of its Affiliates has taken any action that is designed to terminate the registration of Rotor Class A Shares under the Exchange Act.

(d)The Rotor SEC Reports contain true, correct, and complete copies of the applicable Rotor Financial Statements.  The Rotor Financial Statements (i) fairly present in all material respects the financial position of Rotor as at the respective dates thereof, and the results of its operations, stockholders’ equity and cash flows for the respective periods then ended (subject, in the case of any unaudited interim financial statements, to normal year‑end audit adjustments (none of which is expected to be material) and the absence of footnotes), (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except, in the case of any audited financial statements, as may be indicated in the notes thereto and subject, in the case of any unaudited financial statements, to normal year-end audit adjustments (none of which is expected to be material) and the absence of footnotes), (iii) in the case of the audited Rotor Financial Statements, were audited in accordance with the standards of the PCAOB and (iv) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof (including Regulation S-X or Regulation S-K, as applicable).

(e)Since its incorporation, Rotor has not received any written notification of any (a) “significant deficiency” in the internal controls over financial reporting of Rotor, (b) “material weakness” in the internal controls over financial reporting of Rotor or (c) fraud, whether or not material, that involves management or other employees of Rotor who have a significant role in the internal controls over financial reporting of Rotor.

Section 4.14No Undisclosed Liabilities.  Except for Liabilities (a) set forth in Section 4.13 of the Rotor Schedules, (b) incurred in connection with the negotiation, preparation or execution of this Agreement or any Ancillary Documents, the performance of its covenants and agreements in this Agreement or any Ancillary Document or the consummation of the transactions contemplated hereby or thereby, (c) set forth or disclosed in the Rotor Financial Statements included in the Rotor SEC Reports, (d) that have arisen since the date of the most recent balance sheet included in the Rotor SEC Reports in the ordinary course of business (none of which is a Liability for breach of contract, breach of warranty, tort, infringement, misappropriation or violation of Law), (e) incurred in accordance with Section 5.5(d) or as expressly permitted by Section 5.13, (f) that would not be required to be set forth on a balance sheet prepared in accordance with GAAP; provided, that such Liabilities are not material, individually or in the aggregate, to Rotor or (g) that are not and would not reasonably be expected to be, individually or in the aggregate, material to Rotor, Rotor has no Liabilities.

Section 4.15Tax Matters.

(a)Rotor has prepared and timely filed all income and other material Tax Returns required to have been filed by it, all such Tax Returns are true, correct and complete in all material respects and prepared in compliance in all material respects with all applicable Law, and Rotor has timely paid all income and other material Taxes required to have been paid by it regardless of whether or not shown on any such Tax Return.

(b)Rotor has timely withheld and paid to the appropriate Tax Authority all material amounts required to have been withheld and paid in connection with amounts paid or owing to any employee, individual independent contractor, other service providers, equity interest holder, or other third party and has otherwise complied in all material respects with all applicable Laws relating to such withholding, collection and payment of Taxes.

(c)Rotor is not currently the subject of a Tax Proceeding, and no Tax Proceeding with respect to Rotor has been threatened in writing or, to the knowledge of Rotor, is pending.  Rotor has not been informed in writing of any deficiency, proposed adjustment, or assessment, in each case with respect to material Taxes, that has not been fully paid or finally resolved.  All material deficiencies for Taxes asserted or assessed in writing against Rotor have been fully and timely (taking into account applicable extensions) paid, settled or withdrawn, and no such deficiency has been threatened or proposed in writing against Rotor.

(d)Rotor has not consented to extend or waive the time in which any Tax may be assessed or collected by any Tax Authority, other than any such extensions or waivers that are no longer in effect or that were extensions of time to file Tax Returns obtained in the ordinary course of business.  Rotor is not the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Governmental Entity) within which to file any Tax Return not previously filed.

(e)No “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. income Law), private letter rulings, technical advice memoranda or similar agreements or rulings have been requested, entered into or issued by any Tax Authority with respect to Rotor which agreement or ruling would be effective after the Closing Date.

(f)Rotor is not and has not been a party to any “listed transaction” as defined in Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(g)There are no Liens for Taxes on any assets of Rotor other than Permitted Liens.

(h)During the two (2)-year period ending on the date of this Agreement, no Rotor Party (or any predecessor thereof) was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed by Section 355 of the Code.

(i)Rotor (i) has not been a member of an Affiliated Group (other than an Affiliated Group the common parent of which was Rotor) and (ii) does not have any Liability for the Taxes of any Person under Section 1.1502-6 of the Treasury Regulations (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, by Contract (other than a Contract the principal purpose of which is not related to Taxes), or otherwise by operation of applicable Law.

(j)No written claims have ever been made by any Tax Authority in a jurisdiction where Rotor does not file Tax Returns that Rotor is or may be subject to taxation by that jurisdiction, which claims have not expired or been resolved or withdrawn.

(k)Rotor is not a party to any Tax allocation, Tax sharing, Tax receivable or Tax indemnity or similar agreements (other than commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes), and Rotor is not a party to any joint venture, partnership or other arrangement that is treated as a partnership for U.S. federal income Tax purposes.

(l)No Rotor Party has taken, has agreed to take, or intends to take, in each case, any action that would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.  To the knowledge of the Rotor Parties, no facts or circumstances exist that would reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment.

Section 4.16Employees.  Other than any officers as described in the Rotor SEC Reports, Rotor and Merger Sub have never employed any employees.  Other than amounts due as set forth in the Rotor SEC Reports or for reimbursement of any out-of-pocket expenses incurred by Rotor’s officers and directors in connection with activities on Rotor’s behalf in an aggregate amount not in excess of the amount of cash held by Rotor outside of the

Trust Account and other than any continuing indemnification obligations with respect to its directors and officers pursuant to Rotor’s form of indemnification agreement filed with the Rotor SEC Reports publicly available prior to the date hereof, Rotor has no unsatisfied material liability with respect to any employee, officer or director.  Rotor and Merger Sub have never and do not currently maintain, sponsor, contribute to or have any direct liability under any employee benefit plan (as defined in Section 3(3) of ERISA), nonqualified deferred compensation plan subject to Section 409A of the Code, bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance, change in control, fringe benefit, sick pay and vacation plans or arrangements or other employee benefit plans, programs or arrangements.  Neither the execution and delivery of this Agreement nor the other Ancillary Documents nor the consummation of the transactions contemplated by this Agreement will (i) result in any payment by any Rotor Party or any Group Company (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director, officer or employee of Rotor, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.  The transactions contemplated by this Agreement shall not be the direct or indirect cause of any amount paid or payable by the Rotor, Merger Sub or any affiliate being classified as an “excess parachute payment” under Section 280G of the Code or the imposition of any additional Tax under Section 409A(a)(1)(B) of the Code. There is no contract, agreement, plan or arrangement to which Rotor or Merger Sub is a party which requires payment by any party of a Tax gross-up or Tax reimbursement payment to any person.

Section 4.17Opinion of Financial Advisor.  The Special Committee has received an opinion of Houlihan Lokey Capital, Inc. to the effect that, as of the date of thereof and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Base Merger Consideration to be paid by Rotor in the Merger is fair, from a financial point of view, to Rotor.

Section 4.18Rotor Transaction Expenses.  Rotor’s good faith estimate of the anticipated Rotor Transaction Expenses as of the Closing are set forth on Section 4.18 of the Rotor Schedules.

Section 4.19No Prior Operations of Merger Sub.  Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has not engaged in any business activities or conducted any operations or incurred any obligation or liability, other than those incident to its existence or as contemplated by this Agreement.

Section 4.20Not Foreign Person. Rotor hereby represents that (a) it is not a “foreign person,” as defined in Section 721 of the U.S. Defense Production Act of 1950, as amended, including any implementing regulations thereof (the “DPA”) and (b) it does not permit any foreign person affiliated with Rotor, whether affiliated as a limited partner or otherwise, to obtain any of the following with respect to the Company:  (i) control (as defined in the DPA) of the Company, including the power to determine, direct or decide any important matters for the Company; (ii) access to any material nonpublic technical information (as defined in the DPA) in the possession of the Company (which shall not include financial information about the Company), including access to any information not already in the public domain that is necessary to design, fabricate, develop, test, produce, or manufacture Company products, including processes, techniques, or methods; (iii) membership or observer rights on the Company Board or the right to nominate an individual to a position on the Company Board; or (iv) any involvement (other than through voting of shares) in substantive decision-making of the Company regarding (x) the use, development, acquisition or release of any Company “critical technology” (as defined in the DPA); (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by the Company, or (z) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA).

Section 4.21Investigation; No Other Representations.

(a)Such Rotor Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that (i) it has conducted its own independent review and analysis of, and, based thereon, has formed an independent judgment concerning, the business, assets, condition, operations and prospects of the Group Companies (including the Business) and (ii) it has been provided with certain documents and information about the Group Companies and their respective businesses and operations as it and its Representatives have deemed necessary to enable it to make an informed decision with respect to the execution, delivery and performance of this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby.

(b)In entering into this Agreement and the Ancillary Documents to which it is a party, such Rotor Party has relied solely on its own investigation and analysis and the representations and warranties expressly set forth in Article 3 and the Ancillary Documents to which it is a party and no other representations or warranties of the Company or any other Person, either express or implied, and such Rotor Party, on its own behalf and on behalf of its Representatives, acknowledges, represents, warrants and agrees that, except for the representations and warranties expressly set forth in Article 3 and in the Ancillary Documents to which it is a party, none of the Company or any other Person makes or has made any representation or warranty, either express or implied, in connection with or related to this Agreement, the Ancillary Documents or the transactions contemplated hereby or thereby.

Section 4.22EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES.  NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE COMPANY OR ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS Article 4 AND THE ANCILLARY DOCUMENTS, NO ROTOR PARTY OR ANY OTHER PERSON MAKES, AND EACH ROTOR PARTY EXPRESSLY DISCLAIMS (ON ITS OWN BEHALF AND ON BEHALF OF ITS REPRESENTATIVES) ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO THE CONDITION, VALUE OR QUALITY OF THE EQUITY SECURITIES, BUSINESSES OR ASSETS OF ANY ROTOR PARTY, AND THE COMPANY SHALL RELY SOLELY ON ITS OWN EXAMINATION AND INVESTIGATION THEREOF AND THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS Article 4 AND THE ANCILLARY DOCUMENTS.

Article 5
COVENANTS

Section 5.1Conduct of Business of the Group Companies.

(a)From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except (i) as required by or expressly permitted by this Agreement or any Ancillary Document (including the Pre-Closing Financing), (ii) as required by applicable Law (including any Pandemic Response Law), (iii) for any commercially reasonable actions taken (or not taken) by a Group Company to mitigate the risk on any of the Group Companies of COVID-19, (iv) as set forth on Section 5.1 of the Company Schedules or (v) as consented to in writing by Rotor, (A) operate the business of the Group Companies in the ordinary course of business; provided that any action taken, or omitted to be taken, that is required by applicable Law shall be deemed to be in the ordinary course of business and (B) use commercially reasonable efforts to maintain and preserve intact the business organization, assets, properties, goodwill and relationships with the officers, employees, suppliers, partners, customers and other material business relations of the Group Companies.

(b)Without limiting the generality of the foregoing, from and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall, and the Company shall cause its Subsidiaries to, except as (i) required by or expressly permitted by this Agreement or any Ancillary Document (including the Pre-Closing Financing), (ii) as required by applicable Law (including any Pandemic Response Law), (iii) for any commercially reasonable actions taken (or not taken) by a Group Company to mitigate the risk on any of the Group Companies of COVID-19, (iv) as set forth on Section 5.1 of the Company Schedules or as consented to in writing by Rotor (such consent, other than in the case of Sections 5.1(b)(i), (ii), (iii), (x), (xiii), (xiv), (xvi) and (xvii) to the extent related to the immediately foregoing matters, not to be unreasonably withheld, conditioned or delayed), not do any of the following:

(i)declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Group Company’s Equity Securities, or repurchase, redeem, or otherwise acquire, any outstanding Equity Securities of any Group Company, other than any redemptions of outstanding Equity Securities of any Group Company held by an employee thereof in connection with his or her termination of employment, but solely to the extent such redemption is contemplated pursuant to the terms of such individual’s employment agreement or award agreement(s) issued under a Company Equity Plan;

(ii)(A) merge, consolidate, combine or amalgamate any Group Company with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any business or any corporation, partnership, association or other business entity or organization or division thereof;

(iii)adopt any amendments, supplements, restatements or modifications to or otherwise terminate any Group Company’s Governing Documents or the Company Shareholder Agreements;

(iv)(A) sell, assign, abandon, let lapse, lease, license or otherwise dispose of any material assets or properties of the Group Companies (including any Company Owned Intellectual Property), other than non-exclusive licenses granted to customers to use a Company Product in the ordinary course of business pursuant to a Standard Form or license agreement that does not materially deviate from the allocation of Intellectual Property rights in the Standard Form, or inventory or obsolete equipment in the ordinary course of business or (B) create, subject or incur any Lien on any material assets or properties of the Group Companies (other than Permitted Liens), or (C) disclose any material Trade Secrets of the Group Companies (other than pursuant to a written confidentiality agreement entered into in the ordinary course of business with reasonable protections of such Trade Secrets and other confidential information) or any Software source code;

(v)(A) transfer, issue, sell, grant or otherwise directly or indirectly dispose of, or subject to a Lien (other than Permitted Liens with respect to Subsidiaries of the Company), (1) any Equity Securities of any Group Company or (2) any options, warrants, rights of conversion or other rights, agreements, arrangements or commitments obligating any Group Company to issue, deliver or sell any Equity Securities of any Group Company (except, in each case, (x) as a result of the exercise or conversion of or as otherwise granted in connection with any Equity Rights outstanding as of the date hereof, (y) with respect to any Pre-Closing Financing or (z) as may be permitted by clause (B) of Section 5.1(b)(viii)) or (B) adjust, split, combine or reclassify any Equity Securities of any Group Company or other rights exercisable therefor or convertible into;

(vi)incur, create or assume any Indebtedness for borrowed money (including any loan pursuant to the provisions of the CARES Act), except pursuant to the proposed facilities set forth in Section 5.1(b)(vi) of the Company Schedules;

(vii)with respect to a Group Company, make any loans, advances or capital contributions to, or guarantees for the benefit of, or any equity or other investments in, any Person, other than any capital contributions by a Group Company in another wholly owned Group Company in the ordinary course of business and the reimbursement of expenses of employees in the ordinary course of business;

(viii)(A) except as required under the terms of any Employee Benefit Plan of the Group Companies that is set forth on Section 3.11(a) of the Company Schedules, adopt or enter into any Company Plan or any benefit or compensation plan, policy, program or Contract that would be a Company Plan if in effect as of the date hereof (other than offer letters entered into with new hire employees) or (B) change compensation or benefits, except for (x) at any time prior to the filing of the final Proxy Statement, changes in the Company’s reasonable discretion or (y) at any time after the filing of the final Proxy Statement, changes in the Company’s reasonable discretion that would not reasonably be expected to require a supplement to the final Proxy Statement under applicable Federal Securities Laws;

(ix)make, change or revoke any material election concerning Taxes, adopt or change any accounting method concerning Taxes, change any Tax accounting period, amend any material Tax Return, enter into any material Tax closing agreement, settle or surrender any material Tax Proceeding, fail to pay any material Tax when due (including any material estimated Tax payments), fail to timely file (taking into account valid extensions) any material Tax Return required to be filed, file any material Tax Return in a manner that materially differs from past practice, enter into any Tax sharing, Tax allocation, Tax receivable, Tax indemnity agreement or other similar agreement (other than commercial agreements entered into in the ordinary course of business that are not primarily related to Taxes), or surrender any right to claim any refund of a material amount of Taxes;

(x)take any action or knowingly fail to take any action where such action or failure to act would reasonably be expected to prevent or impede the Intended Tax Treatment;

(xi)change any member of the Group Companies’ methods of accounting or accounting practices, except as required by GAAP;

(xii)enter into any settlement, conciliation or similar Contract, in each case, that (a) would be material to the Group Companies, taken as a whole, or (b)  involves any criminal misconduct or any admission or wrongdoing by any Group Company, or (c) that is brought by or on behalf of any Pre-Closing Holder;

(xiii)authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving any of the Group Companies;

(xiv)with respect to any Group Company, enter into, conduct, engage in or otherwise operate any new line of business, change its operating policies in any material respect or discontinue or make any material change to the business of the Group Companies;

(xv)change any insurance policy or plan of a Group Company in effect as of the date hereof or allow such policy or plan to lapse, in each case without using commercially reasonable efforts to obtain a reasonable replacement thereof;

(xvi)enter into, amend, waive or terminate (other than terminations in accordance with their terms or as contemplated by Section 5.11) any Pre-Closing Holder Related Party Transactions;

(xvii)terminate or amend in a manner that is materially adverse to the Group Companies any Material Contract (excluding, for the avoidance of doubt, any expiration of any Material Contract pursuant to its terms or any amendment in connection with an action that would be permitted by clause (B) of Section 5.1(b)(viii)); and

(xviii)enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.1.

Notwithstanding anything in this Section 5.1 or this Agreement to the contrary, nothing set forth in this Agreement shall give Rotor, directly or indirectly, the right to control or direct the operations of the Group Companies prior to the Closing.

Section 5.2Efforts to Consummate.

(a)Subject to the terms and conditions herein provided, including clause (b) below, each of the Parties shall use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement (including the satisfaction, but not waiver, of the closing conditions set forth in Article 6 and, in the case of any Ancillary Document to which such Party will be a party to upon the execution thereof, the execution and delivery of such Ancillary Document).  Without limiting the generality of the foregoing, each Party shall use reasonable best efforts to obtain consents of all Governmental Entities necessary to consummate the transactions contemplated by this Agreement and the Ancillary Documents, including taking all actions that are required by any Governmental Entity in connection with the filing pursuant to the HSR Act to expeditiously consummate the transactions contemplated by this Agreement, unless such action, individually or together with all other actions, would have a Company Material Adverse Effect.  Without the prior written consent of all Parties, no Party shall be permitted to take (or commit to take) any action if such action, individually or together with all other actions taken by the Parties, would have a Company Material Adverse Effect.  Nothing in this Section 5.2 obligates any Affiliate of Sponsor to agree to (1) sell, license or otherwise dispose of, or hold separate and agree to sell, license or otherwise dispose of, any entities, assets or facilities of such Affiliate, (2) terminate, amend or assign existing relationships and contractual rights or obligations, (3) amend, assign or terminate existing licenses or other agreements, or (4) enter into new licenses or other agreements.

(b)Each Party shall (i) make, or cause to be made, an appropriate filing or take, or cause to be taken, any required actions, as applicable, pursuant to the HSR Act with respect to the transactions contemplated by this Agreement promptly (and in any event, within ten (10) Business Days) after the date of this Agreement and (ii) respond as promptly as practicable to any requests by any Governmental Entity for additional information and documentary material that may be requested pursuant to the HSR Act.  All filing fees in connection with the HSR Act shall be Rotor Transaction Expenses.  Each Party shall promptly inform the other Parties of any material communication between such Party and any Governmental Entity regarding any of the transactions contemplated by this Agreement or any Ancillary Document.  Without limiting the foregoing, each Party and their respective Affiliates shall not extend any waiting period, review period or comparable period under the HSR Act or enter into any agreement with any Governmental Entity not to consummate the transactions contemplated hereby or by the Ancillary Documents, except with the prior written consent of Rotor and the Company.

(c)From and after the date of this Agreement until the earlier of the Closing or termination of this Agreement in accordance with its terms, the Rotor Parties, on the one hand, and the Company, on the other hand, shall give counsel for the Company (in the case of any Rotor Party) or Rotor and its counsel (in the case of the Company), a reasonable opportunity to review in advance (subject to appropriate redactions for confidentiality and attorney-client privilege concerns), and consider in good faith the views of the other in connection with, any proposed written communication to any Governmental Entity relating to the transactions contemplated by this Agreement or any Ancillary Document.  Each of the Parties agrees not to participate in any substantive meeting or discussion, either in person or by telephone with any Governmental Entity in connection with the transactions contemplated by this Agreement unless it consults with, in the case of any Rotor Party, the Company, or, in the case of the Company, Rotor, in advance and, to the extent reasonably practicable and not prohibited by such Governmental Entity, gives, in the case of any Rotor Party, the Company, or, in the case of the Company, Rotor, the opportunity to attend and participate in such meeting or discussion (which, at the request of Rotor, will be limited to outside antitrust counsel only).

(d)In furtherance of, and without limiting the Parties’ obligations pursuant to, Section 5.2(a), the Company shall use commercially reasonable efforts to obtain, prior to the Closing, written consents, in form and substance reasonably acceptable to Rotor, from each of the counterparties to the agreements set forth on Section 5.2(d) of the Company Schedules; provided that nothing herein shall require a Party or any of its respective Affiliates to expend money, commence any Proceeding or offer or grant any accommodation (financial or otherwise) to any third party.  All costs incurred in connection with obtaining such consents shall be Company Expenses.

(e)Notwithstanding anything to the contrary in the Agreement, in the event that this Section 5.2 conflicts with any other covenant or agreement in this Article 5 that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict.

Section 5.3Access to Information.  From and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, upon reasonable notice, the Company shall provide, or cause to be provided, to Rotor and its Representatives during normal business hours reasonable access to all of the employees, properties, Contracts, and books and records of the Group Companies (in a manner so as to not interfere with the normal business operations of the Group Companies); provided that such access may be limited by the Group Companies in response to COVID-19 to the extent reasonably necessary (1) to protect the health and safety of such Group Companies’ Representatives or (2) in order to comply with any applicable Pandemic Response Law (provided that, in case of each of (1) and (2), the Company shall, and shall cause the other Group Companies to, use commercially reasonable efforts to provide (x) such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) or (y) such information, in a manner without risking the health and safety of such Persons or violating such Pandemic Response Laws).  All of such information shall be treated as “Confidential Information” (or the applicable equivalent term) pursuant to the terms of the Confidentiality

Agreement, the provisions of which are by this reference hereby incorporated herein.  Notwithstanding the foregoing, none of the Group Companies shall be required to disclose to Rotor or any of its Representatives any information (i) if and to the extent doing so (A) would violate any applicable Law, (B) is likely, as reasonably determined upon the advice of outside legal counsel, to result in the loss of the ability to successfully assert any attorney-client or work product privilege (provided that, in case of each of (A) and (B), the Company shall, and shall cause the other Group Companies to, use reasonable best efforts to provide (x) such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) or (y) such information in a manner without violating such privilege, Contract or Law), (ii) if any Group Company, on the one hand, and Rotor or any of its Representatives, on the other hand, are adverse parties in a litigation and such information is reasonably pertinent thereto; provided that the Company shall, in the case of clause (i) or (ii), provide prompt written notice of the withholding of access or information on any such basis, or (iii) that is a Trade Secret.  The Parties hereby acknowledge and agree that the Confidentiality Agreement shall be automatically terminated effective as of the Closing without any further action by any Party or any other Person.

Section 5.4Public Announcements.

(a)Subject to Section 5.4(b), Section 5.9 and Section 5.10, none of the Parties nor any of their respective Representatives shall issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Company and Rotor, prior to the Closing; provided, however, that each Party may make any such announcement or other communication (i) if such announcement or other communication is required by applicable Law or the rules of any stock exchange, in which case the disclosing Party shall, to the extent permitted by applicable Law, first allow the Company, if the disclosing party is a Rotor Party, or Rotor, if the disclosing party is the Company (prior to the Closing), to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, (ii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 5.4, and (iii) to Governmental Entities in connection with any Consents required to be made under this Agreement or in connection with the transactions contemplated hereby.  Notwithstanding anything to the contrary in this Section 5.4 or otherwise in this Agreement, the Parties agree that the Sponsor, Rotor and their respective Representatives may provide general information about the subject matter of this Agreement and the transactions contemplated hereby to any direct or indirect current or prospective investor (including in connection with the PIPE Financing) or in connection with normal fund raising or related marketing or informational or reporting activities.  Furthermore, between the date hereof and the Closing Date, the Company shall not, and each shall cause its Subsidiaries not to, make any broad-based announcements or disclosures regarding the transactions contemplated hereby or any Ancillary Document to any of their respective employees, customers, suppliers or other business relationships without the prior written consent of Rotor (not to be unreasonably withheld, delayed or conditioned).

(b)The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release in the form agreed by the Company and Rotor prior to the execution of this Agreement and such initial press release (the “Signing Press Release”) shall be released as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter).  Promptly after the execution of this Agreement (but in any event within four (4) Business Days thereafter), Rotor shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Securities Laws, which the Company shall have the opportunity to review and comment upon prior to filing and Rotor shall consider such comments in good faith.  The Company, Rotor and the Sponsor shall mutually agree upon (such agreement not to be unreasonably withheld, conditioned or delayed by any of them) and, as promptly as practicable after the Closing (but in any event within four (4) Business Days thereafter), issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”).  Promptly after the Closing (but in any event within four (4) Business Days after the Closing), Rotor shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Securities Laws, which the Sponsor shall have the opportunity to review and comment upon prior to filing and Rotor shall consider in good faith such comments.  In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Press Release or the Closing Filing, each Party shall, upon written request by any other Party, furnish such other Party with all information concerning itself, its directors, officers and equityholders, and such other matters as may be reasonably necessary for such press release or filing.

(c)Without limiting the foregoing, from and after the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, the Company shall maintain, and shall cause its Affiliates who are in possession of any material non-public information, written or oral, it or they may have to the extent regarding Rotor or any of its Affiliates, including this Agreement and its terms and conditions (“Rotor Confidential Information”), to maintain such Rotor Confidential Information, in confidence, and such information shall not be disclosed or used by the Company or its Affiliates for any purpose without Rotor’s prior written consent, unless such information is: (i) otherwise publicly available through no breach by the Company or its Affiliates of this Section 5.4(c), (ii) required to be disclosed by applicable Law or the rules of any stock exchange, in which case the disclosing Party shall, to the extent permitted by applicable Law, notify Rotor in advance of such disclosure, or (iii) disclosed or used in connection with any Proceeding to enforce the rights of the Company or its Affiliates under this Agreement or any Ancillary Document.

Section 5.5Indemnification; Directors’ and Officers’ Insurance.

(a)From and after the Effective Time, Rotor agrees that it shall indemnify and hold harmless each present and former director and officer of the (x) Group Companies (in each case, solely to the extent acting in their capacity as such and to the extent such activities are related to the Business) (the “Company D&O Persons”) and (y) Rotor and each of its Subsidiaries (in each case, solely to the extent acting in their capacity as such and to the extent such activities are related to the business of Rotor and its Subsidiaries) (the “Rotor D&O Persons” together with the Company D&O Persons, the “D&O Persons”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Proceeding, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company, Rotor or their respective Subsidiaries, as the case may be, would have been permitted under applicable Law and its respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organizational documents in effect on the date of this Agreement to indemnify such D&O Persons (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law and its respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organizational documents in effect on the date of this Agreement).  Without limiting the foregoing, Rotor agrees that (i) all rights to indemnification or exculpation now existing in favor of the D&O Persons, as provided in a Group Company’s or Rotor’s or any of Rotor’s Subsidiaries’ Governing Documents, as applicable, or otherwise in effect as of the date of this Agreement and set forth on Section 5.5(a) of the Company Schedules, in either case, solely with respect to any matters occurring on or prior to the Closing, shall survive the transactions contemplated by this Agreement and shall continue in full force and effect from and after the Closing for a period of six (6) years, and (ii) Rotor, its Subsidiaries and the Group Companies will perform and discharge all obligations to provide such indemnity and exculpation during such six (6)-year period.  To the maximum extent permitted by applicable Law, during such six (6)-year period, Rotor shall, and shall cause its Subsidiaries and the Group Companies to advance expenses in connection with such indemnification as provided in Rotor’s, Rotor’s Subsidiaries or such Group Company’s Governing Documents or other applicable agreements.  The indemnification and liability limitation or exculpation provisions of Rotor’s, Rotor’s Subsidiaries’ or the Group Companies’ Governing Documents shall not, during such six (6)-year period, be amended, repealed or otherwise modified after the Closing in any manner that would materially and adversely affect the rights thereunder of individuals who, as of the Closing or at any time prior to the Closing, were D&O Persons to be so indemnified, have their liability limited or be exculpated with respect to any matters occurring prior to Closing and relating to the fact that such D&O Person was a director or officer of any Group Company, Rotor or any Subsidiary of Rotor prior to the Closing, unless such amendment, repeal or other modification is required by applicable Law.

(b)Neither Rotor nor any Group Company shall have any obligation under this Section 5.5 to any D&O Person when and if a court of competent jurisdiction shall ultimately determine (and such determination shall have become final and non-appealable) that the indemnification of such D&O Person in the manner contemplated hereby is prohibited by applicable Law.

(c)The Company shall purchase, at or prior to the Closing, and Rotor shall cause the Group Companies to maintain in effect for a period of six (6) years after the Closing Date, without lapses in coverage, a “tail” policy or policies providing directors’ and officers’ liability insurance coverage for the benefit of those Persons who are currently covered by any comparable insurance policies of the Group Companies as of the date hereof (the “Company D&O Tail Policy”).  Such Company D&O Tail Policies shall provide coverage on terms (with respect to coverage and amount) that are substantially the same as (and no less favorable in the aggregate to the insured than) the coverage provided under the Group Companies’ directors’ and officers’ liability insurance policies as of the date hereof; provided that the Group Companies shall not pay a premium for a Company D&O Tail Policy in excess of 300% of the most recent annual premium paid by the Group Companies, as applicable, prior to the date of this Agreement and, in such event, the Group Companies shall purchase the maximum coverage available for 300% of the most recent annual premium paid by the Group Companies prior to the date of this Agreement.

(d)Prior to the Effective Time, Rotor shall purchase a prepaid “tail” policy (a “Rotor Tail Policy”) with respect to directors’ and officers’ liability insurance coverage for the benefit of those Persons who are currently covered by any comparable insurance policies of Rotor’s as of the date hereof, which Rotor Tail Policy shall be on the same or substantially similar terms agreed to for such tail policy by Rotor in connection with its initial public offering; provided that Rotor shall not pay a premium for a Rotor Tail Policy in excess of 300% of the most recent annual premium paid by Rotor prior to the date of this Agreement and, in such event, Rotor shall purchase the maximum coverage available for 300% of the most recent annual premium paid by Rotor prior to the date of this Agreement.

(e)If Rotor, any Group Company or any of their respective successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of Rotor or such Group Company shall assume all of the obligations set forth in this Section 5.5.

(f)The D&O Persons entitled to the indemnification, liability limitation, exculpation and insurance set forth in this Section 5.5 are intended to be third-party beneficiaries of this Section 5.5.  This Section 5.5 shall survive the consummation of the transactions contemplated by this Agreement and shall be binding on all successors and assigns of Rotor and the Group Companies.

Section 5.6Tax Matters.

(a)Tax Treatment.

(i)Each of the Parties intend that the Merger shall constitute a transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”).  Each Party (A) shall, and shall cause its respective Affiliates to, use reasonable best efforts to ensure the Merger qualifies for the Intended Tax Treatment, and shall file all Tax Returns consistent with, and take no position inconsistent with (whether in Tax Returns, Tax Proceedings, or otherwise) such treatment unless required to do so pursuant to a “determination” within the meaning of Section 1313(a) of the Code and (B) shall not take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or would reasonably be expected to prevent or impede, the Intended Tax Treatment.

(ii)The Rotor Parties and the Company hereby adopt this Agreement as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

(b)FIRPTA Certificate.  Rotor hereby requests, and the Company shall deliver to Rotor prior to the Closing, (i) a certificate pursuant to Treasury Regulations Sections 1.1445-2(c)(3) and 1.897-2(h), dated not more than thirty (30) days prior to the Closing Date and signed by an executive officer of the Company, certifying that the equity interests in the Company are not “United States real property interests” (as defined in Section 897(c)(1) of the Code), (ii) a copy of the notification provided to the Internal Revenue Service regarding such certificate, in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), and (iii) a duly executed IRS Form W-9 from the Company, in each case in form and substance reasonably acceptable to Rotor.

(c)Tax Matters Cooperation.  Each of the Parties shall (and shall cause their respective Affiliates to) cooperate fully, as and to the extent reasonably requested by another Party, in connection with the filing of relevant Tax Returns, and any Tax Proceeding.  Such cooperation shall include the retention and (upon the other Party’s request) the provision (with the right to make copies) of records and information reasonably relevant to any Tax Proceeding or audit, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.  The Parties shall retain copies of all Tax Returns, schedules, workpapers, records and other documents in their possession relating to Tax matters with respect to the Group Companies relating to any taxable periods (or portions thereof) before the Closing Date until sixty (60) days after the expiration of the applicable statute of limitations with respect to such Tax matters and shall not dispose of such items until it offers the items to the other Party.

Section 5.7Financing.

(a)Rotor shall use its reasonable best efforts to obtain the PIPE Financing (and the Company shall reasonably cooperate with Rotor in connection thereto) on a timely basis on the terms and conditions described in the Subscription Agreements, including using its reasonable best efforts to (i) comply with its respective obligations under the Subscription Agreements, (ii) maintain in effect the Subscription Agreements in accordance with the terms and conditions thereof, (iii) satisfy on a timely basis all conditions and covenants applicable to Rotor set forth in the applicable Subscription Agreements within its control, and (iv) consummate the PIPE Financing when required pursuant to this Agreement.  Rotor shall give the Company prompt written notice upon having actual knowledge of any breach or default by any party to any of the Subscription Agreements or any termination (or purported termination) of any of the Subscription Agreements.  Other than as set forth in this Section 5.7(a) or Section 5.7(b), Rotor shall not, without the prior written consent of the Company, amend, modify, supplement or waive any of the conditions or contingencies to funding set forth in the Subscription Agreements or any other provision of, or remedies under, the Subscription Agreements (except as otherwise permitted hereunder), in each case to the extent such amendment, modification, supplement or waiver would reasonably be expected to have the effect of adversely affecting in any respect the ability of Rotor to timely consummate the transactions contemplated by this Agreement, including by reducing the aggregate amount of the PIPE Financing contemplated in the Subscription Agreements such that the Aggregate Rotor Transaction Proceeds would not be sufficient to satisfy the condition set forth in Section 6.1(h).

(b)If all or any portion of the PIPE Financing becomes unavailable, (i) Rotor shall promptly use its reasonable best efforts to promptly obtain the PIPE Financing or such portion of the PIPE Financing from alternative sources in an amount, when added to any portion of the PIPE Financing that is available, equal to the PIPE Financing Amount (any alternative source(s) of financing, “Alternative PIPE Financing”) and (ii) in the event that Rotor is able to obtain any Alternative PIPE Financing, Rotor shall use its reasonable best efforts to enter into a new subscription agreement (each, an “Alternative Subscription Agreement”) that provides for the subscription and purchase of Rotor Class A Shares containing terms and conditions not less favorable from the standpoint of Rotor and the Affiliates of Rotor party thereto than those in the Subscription Agreements entered into as of the date hereof (as determined in the reasonable good faith judgment of Rotor).  In such event, the term “PIPE Financing” as used in this Agreement shall be deemed to include any Alternative PIPE Financing, the term “Subscription Agreements” as used in this Agreement shall be deemed to include any Alternative Subscription Agreement and the term “PIPE Investor” as used in this Agreement shall be deemed to include any Person that is subscribing for Rotor Class A Shares under any Alternative Subscription Agreement.  For the avoidance of doubt, if all or any portion of the PIPE Financing or Alternative PIPE Financing becomes unavailable, Rotor may utilize deposits, proceeds or any other amounts from the Trust Account and, to the extent reasonably acceptable to the Company, any additional third-party financing to satisfy its financing obligations hereunder (including to satisfy the Minimum Cash Condition).

Section 5.8Exclusive Dealing.

(a)From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms and conditions, the Company shall not, and shall cause its Representatives and Subsidiaries not to: (i) accept, initiate, respond to, encourage, entertain, solicit, negotiate, provide information with respect to or discuss other offers for the direct or indirect sale, merger, transfer, IPO, debt or equity refinancing or recapitalization of the Company or any or all of its Subsidiaries, or any of the securities, business, properties or assets of the Company or any or all of its Subsidiaries, or other offers that would require the Company to abandon the transactions contemplated hereby (each such transaction prohibited by this sentence, an “Acquisition Proposal,”

provided that, for the avoidance of doubt, none of the Pre-Closing Financing (if any), this Agreement nor any of the Ancillary Documents or any of the transactions contemplated hereby or thereby shall constitute an “Acquisition Proposal” for the purposes of this Section 5.8(a) or otherwise); (ii) furnish or disclose any non-public information to any Person in connection with, or that would reasonably be expected to lead to, an Acquisition Proposal; (iii) enter into any Contract regarding an Acquisition Proposal; (iv) prepare or take any steps in connection with a public offering of any Equity Securities of any Group Company (or any successor to or parent company of any Group Company); or (v) otherwise cooperate in any way with, or assist or participate in, or facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing or seek to circumvent this Section 5.8(a) or further an Acquisition Proposal.  The Company agrees to (A) notify Rotor promptly upon receipt (and in any event within forty-eight (48) hours after receipt) of any request for non-public information of, or an Acquisition Proposal for, it or any of its Subsidiaries, and to describe the material terms and conditions of any such request or Acquisition Proposal in reasonable detail (including the identity of the Persons making such Acquisition Proposal), (B) keep Rotor fully informed on a current basis of any modifications to such request, offer or information and (C) not (and shall cause its Subsidiaries and their respective Representatives not to) conduct any further discussions with, provide any information to, or enter into negotiations with such Persons.  The Company shall immediately cease and cause to be terminated any discussions or negotiations with any Persons (other than Rotor and its Representatives) that may be ongoing with respect to an Acquisition Proposal, terminate any such Person’s and such Person’s Representative’s access to any electronic data room.  The Company shall not release any third party from, or waive, amend or modify any standstill or confidentiality provision with respect to an Acquisition Proposal in any agreement to which it or any Pre-Closing Holder is a party, and shall promptly following the date hereof send a written request (email being sufficient) to any Person to whom the Company or any of its Representatives provided confidential information of a Group Company in connection with an Acquisition Proposal, which written request shall instruct such Person to return or confirm (in writing, email being sufficient) destruction of all such confidential information.

(b)From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Rotor Parties shall not, and each of them shall cause their Representatives not to on behalf of the Rotor Parties, directly or indirectly:  (i) accept, initiate, respond to, knowingly encourage, solicit, negotiate, provide information with respect to or discuss other offers with respect to any merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or similar business combination with any Person other than the Company and its Representatives (each, a “Rotor Proposal”), (ii) issue or execute any Contract, indication of interest, memorandum of understanding, letter of intent, or any other similar agreement with respect to a Rotor Proposal, or (iii) commence, continue or otherwise participate in any discussions or negotiations regarding, or cooperate in any way in connection with a Rotor Proposal.  Notwithstanding the foregoing, Rotor’s Affiliates (including Affiliates of Sponsor) shall not be restricted in any way with respect to the pursuit by such Affiliates of any transaction not related to Rotor.

Section 5.9Preparation of Proxy Statement.  As promptly as reasonably practicable after the date hereof, Rotor shall, with the assistance of the Company pursuant to this Section 5.9, prepare and, following delivery of the PCAOB Financials to Rotor pursuant to Section 5.16(a), file with the SEC, the Proxy Statement (it being understood that the Proxy Statement shall include a proxy statement which will be used for the purpose of soliciting proxies from the stockholders of Rotor at the Rotor Stockholders Meeting to adopt and approve the Transaction Proposals and other matters reasonably related to the Transaction Proposals, all in accordance with and as required by Rotor’s Governing Documents and applicable Law, including any applicable Federal Securities Laws) in which Rotor shall (a) provide the stockholders of Rotor with the opportunity to redeem the Rotor Class A Shares pursuant to a Rotor Stockholder Redemption, and (b) solicit proxies from the stockholders of Rotor to vote at the Rotor Stockholders Meeting in favor of the Transaction Proposals, each in accordance with and as required by Rotor’s Governing Documents, applicable Federal Securities Laws.  The Proxy Statement will comply as to form and substance with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations thereunder.  The Company and its counsel shall be given a reasonable opportunity to review, comment on and approve in writing each of the preliminary and final Proxy Statement and any amendment or supplement thereto prior to its filing with the SEC (to which comments reasonable and good faith consideration shall be given by Rotor).  Rotor shall not file any such documents with the SEC (including in response to any comments from the SEC with respect thereto) without the prior written consent (email being sufficient) of the Company (such consent not to be unreasonably withheld, conditioned or delayed).  Rotor shall use its reasonable best efforts, with the assistance of the other Parties hereto, to promptly respond to any comments, requests to amend or requests for additional information with respect to the Proxy Statement by the SEC.  Each of Rotor and the Company shall promptly furnish to the other all information concerning such Party, its Affiliates and its Representatives that may be required or reasonably requested in connection with any action contemplated by this Section 5.9 or for inclusion in any other statement, filing, notice or application made by or on behalf of Rotor to the SEC or applicable Stock Exchange in connection with the transactions contemplated by this Agreement and the Ancillary Documents (the “Other Required Filings”).  Each of Rotor and the Company shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws.  Rotor shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to Rotor’s stockholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and Rotor’s Governing Documents.  The Parties will notify each other promptly of the receipt of any comments, whether written or oral, from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or any Other Required Filing, or for additional information, and will supply each other with copies of all correspondence between it or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to such filings.  Without limiting the generality of the foregoing, (1) the Rotor Parties shall not, and shall cause their respective Representatives not to, have or participate in any substantive meetings or other substantive discussions with any Governmental Entity regarding the matters contemplated by this Section 5.9 without first consulting with the Company and providing the Company the opportunity to participate in such meetings or discussion and (2) the Company shall not, and shall cause its Representatives not to, have or participate in any substantive meetings or other substantive discussions with any Governmental Entity regarding the matters contemplated by this Section 5.9 without first consulting with Rotor and providing Rotor the opportunity to participate in such meetings or discussions.  Each of the Parties hereto shall use reasonable best efforts to ensure that none of the information related to it or any its Representatives, supplied by or on its behalf for inclusion in the Proxy Statement or any Other Required Filing will, at the time the Proxy Statement is filed with the SEC, at each time at which it is amended, or at the time it is mailed to Rotor’s stockholders, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 5.10Rotor Party Approvals.

(a)As promptly as practicable after the final Proxy Statement is mailed to Rotor’s stockholders and, in any event within thirty (30) days of the mailing of the Proxy Statement to Rotor’s stockholders, Rotor shall (i) duly give notice of and (ii) duly convene and hold a meeting of its stockholders (the “Rotor Stockholders Meeting”), in each case in accordance with the Governing Documents of Rotor, applicable Law and the applicable Federal Securities Laws, for the purposes of obtaining the Rotor Stockholder Approval and the Equity Plan Approval and, if applicable, any approvals related thereto and providing its stockholders with the opportunity to elect to effect a Rotor Stockholder Redemption.  Rotor shall, through its board of directors acting upon recommendation of the Special Committee, recommend to its stockholders the (A) adoption and approval of this Agreement and the transactions contemplated hereby and include such recommendation in the Proxy Statement (the “Business Combination Proposal”); (B) approval of the Merger; (C) approval of the issuance of the Rotor Common Shares constituting the Total Merger Consideration pursuant to Article 2; (D) adoption and approval of the equity incentive plan and employee stock purchase plan in the forms attached hereto as Exhibit G-1 and Exhibit G-2, respectively (“New Incentive Plans”); (E) adoption and approval of amendments to the Governing Documents of Rotor in substantially the form attached as Exhibit H hereto; (F) the appointment of the directors to the Rotor Board in accordance with Section 5.17(b) and the designation of the classes of such appointees to the Rotor Board; (G) adoption and approval of any other proposals as either the SEC or applicable Stock Exchange (or the respective staff members thereof) may indicate are necessary in its comments to the Proxy Statement or in correspondence related thereto, and of any other proposals reasonably agreed by Rotor and the Company as necessary or appropriate in connection with the consummation of the transactions contemplated by this Agreement and the Ancillary Documents; and (H) the adjournment of the Rotor Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (A) through (H) together, the “Transaction Proposals”); provided that Rotor may postpone or adjourn the Rotor Stockholders Meeting (x) to solicit additional proxies for the purpose of obtaining the Rotor Stockholder Approval and the Equity Plan Approval, (y) for the absence of a quorum or (z) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that Rotor has determined based on advice of outside legal counsel is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by stockholders of Rotor prior to the Rotor Stockholders Meeting; provided, further, that the board of directors of Rotor, acting upon recommendation of the

Special Committee, may change, withdraw, withhold, qualify or modify its recommendation (a “Change in Recommendation”) if it determines in good faith, after consultation with its outside legal counsel and/or financial advisors and based on recommendation of the Special Committee, that an Intervening Event has occurred and that, as a result thereof, a failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the fiduciary duties of the board of directors of Rotor under applicable Law. Rotor agrees that its obligation to establish a record date for, duly call, give notice of, convene and hold the Rotor Stockholders Meeting for the purpose of seeking approval of the Transaction Proposals shall not be affected by any intervening event or circumstance, including an Intervening Event, and Rotor agrees to establish a record date for, duly call, give notice of, convene and hold the Rotor Stockholders Meeting and submit for the approval of its stockholders the Transaction Proposals, in each case in accordance with this Agreement, regardless of any intervening event or circumstance, including an Intervening Event.  Notwithstanding anything to the contrary in this Agreement, Rotor will not be required to convene and hold the Rotor Stockholders Meeting at any time prior to the 20th Business Day following the mailing of the Proxy Statement to Rotor’s stockholders.

(b)As promptly as practicable after the final Proxy Statement is mailed to Rotor’s stockholders and, in any event within five (5) days of the mailing of the Proxy Statement to Rotor’s stockholders, Rotor shall take all actions necessary under applicable law to obtain, and then deliver as promptly as practicable thereafter to the Company, the Merger Sub Sole Stockholder Approval by irrevocable written consent pursuant to Section 228(a) and 252(c) of the DGCL and the Merger Sub’s Governing Documents.

Section 5.11Pre-Closing Holder Related Party Transactions.  The Company shall (and shall cause the Group Companies to) take all reasonable best efforts to terminate (in form and substance reasonably satisfactory to Rotor) at or prior to the Closing all Pre-Closing Holder Related Party Transactions set forth on Section 5.11 of the Company Schedules, with no further Liability or other obligations to the Group Companies or any of their respective Affiliates (including, after the Closing, Rotor) with respect thereto.

Section 5.12No Trading.  The Company acknowledges and agrees that it is aware, and that the Company’s Representatives are aware or, upon receipt of any material nonpublic information will be advised, of the restrictions imposed by Federal Securities Laws on a Person possessing material nonpublic information about a publicly traded company.  The Company hereby agrees that, while it is in possession of such material nonpublic information, it shall not purchase or sell any securities of Rotor (other than engaging in the transactions described herein), communicate such information to any third party, take any other action with respect to Rotor in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

Section 5.13Conduct of Business of Rotor.  From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, Rotor shall, and shall cause its Subsidiaries to, as applicable, (x) keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable Securities Laws and shall use its commercially reasonable efforts to maintain the listing of the Rotor Common Shares and the Rotor Warrants on NYSE and (y) except as expressly contemplated by this Agreement or any Ancillary Document, as required by applicable Law, as set forth on Section 5.13 of the Rotor Schedules, pursuant to any PIPE Financing and/or Alternative PIPE Financing pursuant to the terms and conditions thereof and, if applicable, Section 5.7(b), or as consented to in writing by the Company (such consent not to be unreasonably withheld, conditioned or delayed), not do any of the following:

(a)adopt any amendments, supplements, restatements or modifications to the Trust Agreement or the Governing Documents of Rotor or any of its Subsidiaries;

(b)declare, set aside, make or pay a dividend on, or make any other distribution or payment in respect of, any Equity Securities of Rotor or any of its Subsidiaries, or repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any outstanding Equity Securities of Rotor or any of its Affiliates, other than, for the avoidance of doubt, for the Rotor Stockholder Redemption;

(c)incur, create or assume any Indebtedness for borrowed money, other than up to $1,500,000 in non-interest bearing working capital loans that do not have any prepayment or repayment premiums, penalties, breakage or similar costs if it were to be prepaid or repaid in full;

(d)make any loans or advances to, or capital contributions in, any other Person, other than to, or in, Rotor or any of its Subsidiaries;

(e)issue any Equity Securities of Rotor or any of its Subsidiaries or grant any additional options, warrants or stock appreciation rights with respect to Equity Securities of the forgoing of any of Rotor or any of its wholly owned Subsidiaries;

(f)enter into, renew, modify or revise any Contract with an Affiliate of Rotor without the prior written consent of the Special Committee, other than in connection with any non-interest bearing working capital loans that would be permitted by Section 5.13(c);

(g)engage in any new line of business or engage in any commercial activities (other than to consummate the transactions contemplated hereby);

(h)authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution;

(i)take any action that would reasonably be expected to significantly delay or impair (A) the timely filing of any of its public filings with the SEC (giving effect to any permitted extensions), (B) its compliance in all material respects with applicable securities Laws or (C) the listing of the Rotor Common Shares on NYSE; or

(j)enter into any Contract to take, or cause to be taken, any of the actions set forth in this Section 5.13.

Section 5.14Trust Account.  Upon satisfaction or, to the extent permitted by applicable Law, waiver of the conditions set forth in Article 6 and provision of notice thereof to the Trustee, (a) at the Closing, Rotor shall (i) cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) use reasonable best efforts to cause the Trustee to (x) pay as and when due all amounts, if any, payable to the Public Stockholders pursuant to the Rotor Stockholder Redemption, (y) pay the amounts due to the underwriters of Rotor’s initial public offering for their deferred underwriting commissions as set forth in the Trust Agreement and (z) immediately thereafter, pay all remaining amounts then available in the Trust Account to Rotor in accordance with the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

Section 5.15Merger Written Consent.

(a)Immediately following the execution of this Agreement, the Company shall take all actions necessary to obtain, and then deliver as promptly as practicable thereafter, an irrevocable written consent from Pre-Closing Holders substantially in the form attached as Exhibit I, who, collectively, constitute a Requisite Threshold, that approves this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby (including the Merger) pursuant to the Act and the Company’s Governing Documents and the Company Shareholder Agreements (the “Merger Written Consent”).  The Company shall take all actions necessary pursuant to the Company’s Governing Documents and the Company Shareholder Agreements to provide all required notices to the Pre-Closing Holders entitled thereto in connection with obtaining such Merger Written Consent, including notice of the Company Preferred Conversion pursuant to the Conversion Written Consent.  Upon receipt of the Merger Written Consent, the Company shall promptly deliver a copy thereof to Rotor.

(b)As promptly as practicable after the final Proxy Statement is mailed to Rotor’s stockholders, and in any event within five (5) Business Days of the mailing of the Proxy Statement, the Company shall cause to be delivered to each Pre-Closing Holder a notice, which shall include copies of this Agreement, the Proxy Statement, the proposed form of Merger Written Consent, and, as applicable, the Registration Rights Agreement and the Lock-Up Agreement (“Company Stockholder Package”), stating (i) that the Board of Directors recommends that each holder of Company Stock approve the Merger by execution of the Merger Written Consent and (ii) the timeline for returning executed copies of the documents included as part of the Company Stockholder Package.  The

Company shall use commercially reasonable efforts to obtain from each holder of Company Stock executed copies of the Company Stockholder Package, including the Lock-Up Agreement, at or prior to the Closing.

Section 5.16PCAOB Financials.

(a)The Company shall use reasonable best efforts to deliver to Rotor, as promptly as practicable after the date hereof, the Audited Financials, audited in accordance with the standards of the PCAOB and containing an unqualified report of the Company’s auditors (the “PCAOB Financials”).  All costs incurred in connection with preparing and obtaining the PCAOB Financials shall be Company Expenses.

(b)The Company shall (and shall cause each Group Company to) use reasonable best efforts (i) to assist Rotor and its Representatives, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of the applicable Group Company, in causing to be prepared in a timely manner any other financial information or statements (including customary pro forma financial statements) that is reasonably required to be included in the Proxy Statement and any other filings to be made by Rotor with the SEC in connection with the transactions contemplated by this Agreement and the Ancillary Documents and (ii) to obtain the consents of the Company’s auditors with respect thereto as may be required by applicable Law.

(c)From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Company shall deliver to Rotor unaudited consolidated balance sheets and related statements of income and cash flows of the Company and its Subsidiaries for the fiscal month following the date hereof and for each fiscal month and quarter thereafter, with respect to monthly financial statements, within fifteen (15) days following the end of each such month and with respect to quarterly financial statements, within thirty (30) days following the end of each such fiscal quarter (as applicable).

Section 5.17Post-Closing Directors and Officers.

(a)The Parties shall take all such action within its power as may be necessary or appropriate such that effective as of the Closing: (i) the Governing Documents of Rotor are substantially in the form attached as Exhibit H; (ii) the initial members of the board of directors of Rotor (the “Rotor Board”) immediately after the Closing shall be (A) no less than five (5) but no greater than seven (7) members to be selected by the Company (and, for clarity, with the number of such members to be determined by the Company in its sole discretion) and (B) two (2) members to be selected by the Special Committee on behalf of Rotor; and (iii) the initial members of the compensation committee, audit committee and nominating committee of the Rotor Board shall be mutually determined by the Parties.

(b)The Persons selected by the respective Parties in accordance with Section 5.17(a)(ii) shall be the directors of the Rotor Board.  Rotor and the Company may replace their respective Rotor Board nominees with any individual prior to the filing of the final Proxy Statement with the SEC by written notice to the other party, identifying such replacement individual.

(c)The officers of the Company as of immediately prior to the Closing (or such other Persons as the Parties may mutually agree) shall be the officers of Rotor immediately after the Closing, with each such individual holding the title he or she currently holds.

(d)Prior to the Effective Time, the Parties shall take all action necessary to effectuate the provisions of this Section 5.17.

Section 5.18Certain Other Covenants.  From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Parties shall promptly notify the other Parties hereto after becoming aware of (a) any breach of any covenant of such Party set forth herein or in any Ancillary Document, or (b) any event or circumstance that would reasonably be expected to (1) with respect to the Company, be a Company Material Adverse Effect or, with respect to Rotor, be a Rotor Material Adverse Effect or (2) otherwise cause or result in any of the conditions set forth in Article 6 not being satisfied or the satisfaction of those conditions being materially delayed.  Without in any way limiting the generality of the foregoing, the Parties shall (i) promptly inform the other Parties in the event any Proceeding is brought (1) with respect to any Group Company, against such Group Company by or on behalf of any Pre-Closing Holder or any Pre-Closing Holder provides notice to a Group Company that it is or may be in violation or breach of any of their respective Governing Documents or the Company Shareholder Agreements, or (2) with respect to Rotor, against a Rotor Party by or on behalf of any holder of Equity Securities in Rotor or any holder of Equity Securities in Rotor provides notice to a Rotor Party that it is or may be in violation or breach of any of their respective Governing Documents or any Contract to which they are bound, and (ii) keep the other Parties reasonably apprised of the status of any pending material Proceedings and promptly deliver copies to the other Parties of all material pleadings, motions and other documents relating thereto upon filing or delivering such pleadings, motions or other documents, or in the event such Party is the recipient of such pleadings, motions or other documents, promptly following such receipt; provided, however, that such Party may not deliver such documents if prohibited by Law or if delivery would, as reasonably determined upon the advice of outside legal counsel, result in the loss of the ability to successfully assert any attorney-client or work product privilege (provided that, in each case, such Party shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide (1) such materials as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) and (2) such other information, in a manner without violating such privilege or Law).  No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties, or covenants contained in this Agreement have been breached.

Section 5.19Section 280G.  If and to the extent Rotor and the Company agree in good faith that the transactions contemplated by this Agreement constitute a “change in control event” within the meaning of Section 280G of the Code, the Company shall (a) prior to the Closing Date, solicit and use reasonable best efforts to obtain from each “disqualified individual” (within the meaning of Section 280G(c) of the Code) who would receive or retain any payment or benefits that would constitute a “parachute payment” (within the meaning of Section 280G(b)(2)(A) of the Code) a waiver of such disqualified individual’s rights to some or all of such payments or benefits (the “Waived 280G Benefits”) so that no payments and/or benefits shall be deemed to be “excess parachute payments” (within the meaning of Section 280G(b)(1) of the Code) and (b) prior to the Closing Date submit to a Company shareholder vote (along with adequate disclosure satisfying the requirements of Section 280G(b)(5)(B)(ii) of the Code and any regulations promulgated thereunder) the right of any such “disqualified individual” to receive the Waived 280G Benefits.  Prior to soliciting such waivers and approval materials, the Company shall provide drafts of the calculations, waivers and approval materials to Rotor for its review and comment no later than five (5) Business Days prior to soliciting such waivers and soliciting such approval, and the Company shall consider in good faith any comments provided by Rotor.  If any of the Waived 280G Benefits fail to be approved in accordance with the requirements of Section 280G(b)(5)(B) of the Code as contemplated above, such Waived 280G Benefits shall not be made or provided.  Prior to the Closing, the Company shall deliver to Rotor evidence reasonably acceptable to Rotor that a vote of the Company shareholders was solicited in accordance with the foregoing provisions of this Section 5.19 and that either (i) the requisite number of votes of the Company shareholders was obtained with respect to the Waived 280G Benefits (the “280G Approval”) or (ii) the 280G Approval was not obtained, and, as a consequence, the Waived 280G Benefits shall not be retained or provided.

Section 5.20Employee Matters.

(a)The Company shall use commercially reasonable efforts to cause certain executives of the Company as identified by the Company in consultation with Rotor to enter into new employment agreements (each, an “Employment Agreement”) with the Company or Rotor, to be effective as of the Closing Date, with such employment agreements to be in form and substance reasonably satisfactory to the Company and Rotor.

(b)Rotor shall, or shall cause the Surviving Corporation and each of its subsidiaries, as applicable, to provide the employees of the Company who remain employed immediately after the Effective Time (the “Continuing Employees”) credit for purposes of eligibility to participate, vesting and determining the level of benefits, as applicable, under any employee benefit plan, program or arrangement established or maintained by the Surviving Corporation or any of its subsidiaries (including, without limitation, any employee benefit plan as defined in Section 3(3) of ERISA and any vacation or other paid time-off program or policy) for service accrued or deemed accrued prior to the Effective Time with the Company; provided, however, that such crediting of service shall not operate to duplicate any benefit or the funding of any such benefit.  In addition, Rotor shall use commercially reasonable efforts to (i) cause to be waived any eligibility waiting periods, any evidence of insurability requirements and the application of any pre-existing condition limitations under each of the employee benefit plans established or maintained by the Surviving Corporation or any of its subsidiaries that cover the Continuing Employees or their dependents, and (ii) cause any eligible expenses incurred by any Continuing Employee and his or her covered dependents, during the portion of the plan year in which the Closing occurs, under those health and welfare benefit plans in which such Continuing Employee currently participates to be taken into account under those health and welfare benefit plans in which such Continuing Employee participates subsequent to the Closing Date for purposes of satisfying all deductible, coinsurance, and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for the applicable plan year.

(c)Following the Closing, Surviving Corporation will honor all accrued but unused vacation and other paid time off of the Continuing Employees that existed immediately prior to the Closing in accordance with Company policy as in effect immediately prior to the Closing.

(d)The provisions of this Section 5.20 are solely for the benefit of the parties to the Agreement, and nothing contained in this Agreement, express or implied, shall confer upon any Continuing Employee or legal representative or beneficiary or dependent thereof, or any other person, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement, whether as a third-party beneficiary or otherwise, including, without limitation, any right to employment or continued employment for any specified period, or level of compensation or benefits.  Nothing contained in this Agreement, express or implied, shall constitute an amendment or modification of any employee benefit plan of the Company or shall require the Company, Rotor, the Surviving Corporation and each of its subsidiaries to continue any Company Plan or other employee benefit arrangements, or prevent their amendment, modification or termination.

Section 5.21Section 16 Matters.  Prior to the Effective Time, Rotor shall take all such steps as may be reasonably required (to the extent permitted under applicable Law) to cause any acquisitions of shares of Rotor Common Shares (including, in each case, securities deliverable upon exercise, vesting or settlement of any derivative securities) resulting from the transactions contemplated hereby by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the transactions contemplated hereby to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 5.22Listing. Rotor will use its commercially reasonable efforts to cause the Rotor Class A Shares issued in connection with the transactions contemplated by this Agreement to be approved for listing on a Stock Exchange (to be selected by the Company and Rotor as promptly as practicable following the date hereof).  During the period from the date of this Agreement until the Closing, Rotor shall use its commercially reasonable efforts to keep the Rotor Units, Rotor Class A Shares and Rotor Warrants listed for trading on the NYSE.

Article 6
CONDITIONS TO CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT

Section 6.1Conditions to the Obligations of the Parties.  The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists of the following conditions:

(a)any applicable waiting period under the HSR Act relating to the transactions contemplated by this Agreement and the Ancillary Documents, shall have expired or been terminated;

(b)no Order or Law issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement and the Ancillary Documents shall be in effect;

(c)the Rotor Class A Shares to be issued pursuant to this Agreement shall be listed on an applicable Stock Exchange (to be selected by the Company and Rotor as promptly as practicable following the date hereof) upon the Closing, subject to any compliance extension or ability to remedy non-compliance, in each case as permitted by such Stock Exchange continued listing rules;

(d)the Rotor Stockholder Approval shall have been obtained and remain in full force and effect;

(e)the Required Company Shareholder Approval shall have been obtained and remain in full force and effect;

(f)the Merger Sub Sole Stockholder Approval shall have been obtained and remain in full force and effect; and

(g)Rotor shall have at least $5,000,001 of net tangible assets following the exercise of Rotor Stockholder Redemption in accordance with the Rotor Governing Documents.

Section 6.2Other Conditions to the Obligations of the Rotor Parties.  The obligations of the Rotor Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by Rotor (on behalf of itself and the other Rotor Parties), upon recommendation of the Special Committee, of the following further conditions:

(a)(i) each of the Company Fundamental Representations (other than the representations and warranties set forth in Section 3.1(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, except to the extent that any such representation and warranty is made on and as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date, (ii) each of the representations and warranties set forth in Section 3.1(a) and clause (a) of Section 3.8 shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, and (iii) each of the other representations and warranties of the Company set forth in Article 3 shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, (A) except to the extent that any such representation and warranty is made on and as of an earlier date, in which case the same shall be true and correct in all respects as of such earlier date (subject to, for the avoidance of doubt, clause (B) of this Section 6.2(d)(iii)), and (B) except where the failure of such representations and warranties to be true and correct, taken as a whole, would not have a Company Material Adverse Effect;

(b)the Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company under this Agreement (including the Company Schedules) and each of the Ancillary Documents at or prior to the Closing;

(c)since the date of this Agreement, no Company Material Adverse Effect shall have occurred which is continuing and uncured;

(d)at or prior to the Closing, the Company shall have delivered, or caused to be delivered, to Rotor the following documents:

(i)certificates duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Section 6.2(a) and Section 6.2(b) are satisfied, in each case, in form and substance reasonably satisfactory to Rotor;

(ii)applicable good standing certificates (or similar documents applicable for such jurisdictions) for the Company and each of its Subsidiaries certified as of a date no later than fifteen (15) days prior to the Closing Date from the proper Governmental Entity of its jurisdiction of organization;

(iii)a copy of the Exchange Agent Agreement, duly executed by the Company and the Exchange Agent;

(e)the Merger Written Consent shall have been obtained and remain in full force and effect;

(f)the Conversion Written Consent shall have been obtained and remain in full force and effect;

(g)Rotor shall have received Employment Agreements, in each case effective as of the Closing and in a reasonable and customary form, between certain executives of the Company set forth on Schedule 6.2(g), and Rotor, each such Employment Agreement duly executed by the employee parties thereto;

(h)the Company Warrants Exercise shall have occurred as contemplated by the Warrant Exercise Notices (other than as a result of any breach or nonfulfillment of any obligation on the part of the holder of any Company Warrants).

Section 6.3Other Conditions to the Obligations of the Company.  The obligations of the Company to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company of the following further conditions:

(a)(i) the Rotor Fundamental Representations (other than the representations and warranties set forth in Section 4.1(a)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Rotor Material Adverse Effect” or any similar limitations set forth therein) in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, except to the extent that any such representation and warranty is made on and as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date, (ii) each of the representations and warranties set forth in Section 4.1(a) shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date and (iii) the representations and warranties set forth in Article 4 (other than the Rotor Fundamental Representations), without giving effect to any limitation as to “materiality” or “Rotor Material Adverse Effect” or any similar limitations set forth therein, shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date, (A) except to the extent that any such representation and warranty is made on and as of an earlier date, in which case the same shall be true and correct in all respects as of such earlier date (subject to, for the avoidance of doubt, clause (B) of this Section 6.3(a)(iii)), and (B) except where the failure of such representations and warranties to be true and correct, taken as a whole, would not have a Rotor Material Adverse Effect;

(b)the Rotor Parties shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under this Agreement and each of the Ancillary Documents at or prior to the Closing;

(c)there shall not have occurred any amendment or modification to the Waiver Agreement, other than as consented to in writing by the Company after the date hereof;

(d)at or prior to the Closing, Rotor shall have delivered, or caused to be delivered, the following documents to the Company:

(i)a certificate duly executed by an authorized officer of Rotor, dated as of the Closing Date, to the effect that the conditions specified in Section 6.3(a) and Section 6.3(b) are satisfied, in each case, in form and substance reasonably satisfactory to the Company;

(ii)a copy of the Exchange Agent Agreement, duly executed by Rotor, the Sponsor and the Exchange Agent;

(iii)the Amended and Restated Charter of Rotor in the form included in Exhibit H (or with such changes as may be reasonably approved by the Company and Rotor) shall have been filed with the Secretary of State of Delaware;

(iv)a copy of the Registration Rights Agreement, duly executed by Rotor and the Sponsor; and

(v)written resignations of all directors of Rotor as of immediately prior to the Closing other than those persons identified as continuing directors in accordance with Section 5.17, duly executed by such directors and effective as of the Effective Time; and

(e)the Aggregate Rotor Transaction Proceeds shall be greater than or equal to $200,000,000 (the “Minimum Cash Condition”).

Section 6.4Frustration of Conditions.  Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article 6 to be satisfied if such failure was caused by the failure of such Party or its Affiliates (or with respect to the Company, any Group Company’s) failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

Article 7
TERMINATION

Section 7.1Termination.  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:

(a)by mutual written consent of Rotor and the Company;

(b)by Rotor, if any of the representations or warranties set forth in Article 3 shall not be true and correct or if the Company has failed to perform any covenant or agreement on the part of the Company set forth in this Agreement or any Ancillary Document (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.2(a) or Section 6.2(b) would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the Company, and (ii) the Termination Date; provided, however, that no Rotor Party is then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) from being satisfied;

(c)by the Company, if any of the representations or warranties set forth in Article 4 shall not be true and correct or if any Rotor Party has failed to perform any covenant or agreement on the part of such applicable Rotor Party set forth in this Agreement or any Ancillary Document (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) would not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to Rotor and (ii) the Termination Date; provided, however, that the Company is not then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 6.2(a) or Section 6.2(b) from being satisfied;

(d)by either Rotor or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to the date that is six (6) months after the date hereof (as extended pursuant to this Section 7.1(d), the “Termination Date”); provided that (i) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to Rotor if any Rotor Party’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date, (ii) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to the Company if the Company’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure to consummate the transactions contemplated by this Agreement on or before the Termination Date and (iii) the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to any Party against whom a Proceeding is brought by another Party hereto for specific performance or injunctive or other forms of equitable relief in connection herewith in accordance with Section 8.17 (which prohibition on such Party’s right to terminate this Agreement shall be applicable solely during, and shall continue throughout the pendency of such Proceeding); provided, further, that the Termination Date shall be automatically extended on a day-for-day basis for each day of any delay to the applicable waiting or review periods, or any extension thereof (but in any case, to no later than the date that is seven (7) months after the date hereof), by any Governmental Entity or applicable Stock Exchange (including any specific request from any Governmental Entity or applicable Stock

Exchange to delay filings or for additional time to review the transactions contemplated hereby) that would, or would reasonably be expected to, have the effect of delaying, impeding, hindering or preventing the review of the transactions contemplated hereby and/or issuance of clearance or approval from such Governmental Entity to the extent required to satisfy the condition set forth in Section 6.1(b);

(e)by either Rotor or the Company, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by this Agreement or any Ancillary Document and such Order or other action shall have become final and nonappealable;

(f)by either Rotor or the Company if the Rotor Stockholders Meeting has been held (including any adjournment or postponement thereof), has concluded, Rotor’s stockholders have duly voted, and the Rotor Stockholder Approval was not obtained;

(g)by Rotor if the Conversion Written Consent is, at any time, no longer valid or is otherwise revoked or rescinded and no longer effective to approve the Company Preferred Conversion;

(h)by the Company if a Change in Recommendation shall have occurred, provided that in the case of this clause (h), the Company exercises its termination right within ten (10) Business Days after such Change in Recommendation;

(i)by Rotor if (i) the Merger Written Consent referred to in Section 5.15(a) is not received by Rotor within twenty four (24) hours after the execution of this Agreement (provided that Rotor’s right to terminate this Agreement pursuant to this Section 7.1(i)(i) shall expire at the time that the Merger Written Consent referred to in Section 5.15(a) is received by Rotor) or, (ii) thereafter, such Merger Written Consent is, at any time, no longer valid or is otherwise revoked or rescinded and no longer effective to approve the Merger; or

(j)by Rotor if the Company shall have failed to deliver the PCAOB Financials to Rotor on or prior to 5:00 pm Eastern Time on April 15, 2021.

Section 7.2Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 7.1, this entire Agreement shall forthwith become void (and there shall be no Liability or obligation on the part of the Parties and their respective Representatives) with the exception of (a) this Section 7.2, Article 8 and Article 1 (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties and (b) the Confidentiality Agreement, which shall survive such termination and remain a valid and binding obligation of the Parties thereto in accordance with its terms.  Notwithstanding the foregoing, the termination of this Agreement pursuant to Section 7.1 shall not affect any Liability on the part of any Party for (i) a willful and material breach of any covenant or agreement set forth in this Agreement prior to such termination or (ii) Fraud.  Without limiting the foregoing, and except as provided in this Section 7.2 (including clause (i) and (ii) of the immediately preceding sentence, but subject to Section 8.18), and subject to the right to seek injunctions, specific performance or other equitable relief in accordance with Section 8.17, the Parties’ sole right prior to the Closing with respect to any breach of any representation, warranty, covenant or other agreement contained in this Agreement by another Party or with respect to the transactions contemplated by this Agreement shall be the right, if applicable, to terminate this Agreement pursuant to this Article 7.

Article 8
MISCELLANEOUS

Section 8.1Survival.  None of the representations, warranties, covenants and agreements set forth in this Agreement shall survive the Closing, except for those covenants and agreements set forth in this Agreement that by their respective terms contemplate performance after the Closing.

Section 8.2Entire Agreement; Assignment.  This Agreement (together with the Ancillary Documents) constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.  This Agreement may not be assigned by any Party (whether by operation of Law or otherwise)

without the prior written consent of Rotor and the Company.  Any attempted assignment of this Agreement not in accordance with the terms of this Section 8.2 shall be void, ab initio.

Section 8.3Amendment.  This Agreement may be amended or modified only by a written agreement executed and delivered by duly authorized officers of Rotor and the Company; provided that in the case of obtaining Rotor’s approval, prior to the Closing, of any amendments that would affect in any material respect the Closing Merger Consideration, the Contingent Merger Consideration or the Governing Documents of Rotor attached as Exhibit H hereto, the Special Committee shall first approve such amendments in writing.  This Agreement may not be modified or amended except as provided in the immediately preceding sentence and any purported amendment by any Party or Parties effected in a manner which does not comply with this Section 8.3 shall be void, ab initio.

Section 8.4Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) when delivered in person, when delivered by e-mail (having obtained electronic delivery confirmation thereof), or when sent by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other Parties as follows:

(a)	If to any Rotor Party, prior to the Closing, to:

c/o Rotor Acquisition Corp.
405 Lexington Avenue
New York, New York 10174
Attn: Amy Salerno
E-mail: info@rotoracquisition.com

with copies (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
1050 Connecticut Avenue, N.W.
Washington, DC 20036-5306
Attention: Mark Director
Evan D’Amico

Email: MDirector@gibsondunn.com
EDAmico@gibsondun.com

and

Milbank LLP 55 Hudson Yards New York, NY 10001 Attention: Scott Golenbock
Iliana Ongun

Email: sgolenbock@milbank.com
iongun@milbank.com

(b)	If to the Company, to:

Sarcos Corp.
360 Wakara Way
Salt Lake City, Utah 84108

Attention: Ben Wolff
Julie Wolff
E-mail:b.wolff@sarcos.com
j.wolff@sarcos.com

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
633 West Fifth Street, Suite 1550
Los Angeles, CA 90071
Attention: Kathy H. Ku
Email: kku@wsgr.com

and with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
701 Fifth Avenue, Suite 5100
Seattle, WA 98104-7036
Attention: Patrick Schultheis
Michael Nordtvedt
Matt Squires
Email: pschultheis@wsgr.com
mnordtvedt@wsgr.com
msquires@wsgr.com

or to such other address as the Party to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 8.5Governing Law.  This Agreement and all related Proceedings shall be governed by and construed in accordance with the internal Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.

Section 8.6Fees and Expenses.  Except as otherwise set forth in this Agreement, all fees and expenses incurred in connection with this Agreement, the Ancillary Documents and the transactions contemplated hereby and thereby, including the fees and disbursements of a Party’s Representatives, shall be paid by the Party incurring such fees or expenses; provided that, for the avoidance of doubt, (a) if this Agreement is terminated in accordance with its terms, the Company shall pay, or cause to be paid, all Company Expenses and Rotor shall pay, or cause to be paid, all Rotor Transaction Expenses, and (b) if the Closing occurs, then Rotor shall pay, or cause to be paid, (i) all accrued and unpaid Rotor Transaction Expenses and (ii) all accrued and unpaid Company Expenses and (collectively, “Unpaid Transaction Expenses”) as set forth on a written statement to be delivered to Rotor by or on behalf of the Company not less than two (2) Business Days prior to the Closing Date, which shall include the respective amounts and wire transfer instructions for the payment thereof, together with corresponding invoices for the foregoing; provided that any Unpaid Transaction Expenses due to current or former employees, independent contractors, officers, or directors of the Company or any of its Subsidiaries shall be paid to the Company for further payment to such employee, independent contractor, officer or director through the Company’s payroll.

Section 8.7Construction; Interpretation.  The term “this Agreement” means this Agreement and Plan of Merger together with the Schedules and Exhibits hereto, as the same may from time to time be amended, modified, supplemented or restated in accordance with the terms hereof.  The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.  No Party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof, and all provisions of this Agreement shall be construed according to their fair meaning and not strictly for or against any Party.  Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, including the Schedules and Exhibits, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “day” means calendar day unless Business Day is expressly specified; (i) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (j) all references to Articles, Sections, Exhibits or Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement; (k) the words “provided” or “made available” or words of similar import (regardless of whether capitalized or not) shall mean, when used with reference to documents or other materials required to be provided or made available to Rotor, any documents or other materials posted to the electronic data room located at https://datasite.com, as of 5:00 p.m., Eastern Time, or otherwise provided by e-mail from counsel to the Company, on the one hand, to counsel to Rotor or the Special Committee, on the other hand, in either case, at least two (2) Business Days prior to the date hereof; (l) all references to any Law will be to such Law as amended, supplemented or otherwise modified from time to time; (m) whenever the words “in the ordinary course of business,” “in the ordinary course” or words of similar import are used in this Agreement, they shall be deemed to be followed by the words “consistent with its past practice” and shall be construed to mean in the ordinary and usual course of normal day-to-day operations of the business of such Person consistent with its past practice; and (n) all references to any Contract are to that Contract as amended or modified from time to time in accordance with the terms thereof (subject to any restrictions on amendments or modifications set forth in this Agreement).  If any action under this Agreement is required to be done or taken on a day that is not a Business Day, then such action shall be required to be done or taken not on such day but on the first succeeding Business Day thereafter.  The Parties have participated jointly in the negotiation and drafting of this Agreement.  Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 8.8Exhibits and Schedules.  All Exhibits and Schedules, or documents expressly incorporated into this Agreement, are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.  The Schedules shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections set forth in this Agreement.  Any item disclosed in the Company Schedules or in the Rotor Schedules corresponding to any section or subsection of Article 3 (in the case of the Company Schedules) or Article 4 (in the case of the Rotor Schedules) shall be deemed to have been disclosed with respect to every other section and subsection of Article 3 (in the case of the Company Schedules) or Article 4 (in the case of the Rotor Schedules), as applicable, where the relevance of such disclosure to such other section or subsection is reasonably apparent on the face of the disclosure.  The information and disclosures set forth in the Schedules that correspond to the section or subsections of Article 3 or 4 may not be limited to matters required to be disclosed in the Schedules, and any such additional information or disclosure is for informational purposes only and does not necessarily include other matters of a similar nature.  The specification of any dollar amount in the representations, warranties or covenants set forth in this Agreement or the inclusion of any specific item in any Schedule is not intended to imply that such amounts, or higher or lower amounts or the items so included or other items, are or are not material or are within or outside of the ordinary course of business or consistent with past practice, and no Party shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy as to whether any obligation, items or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement.  Any description of any agreement, document, instrument, plan, arrangement or other item set forth on the Company Schedules or the Rotor Schedules is a summary only and is qualified in its entirety by the terms of such agreement, document, instrument, plan, arrangement or item.  The information contained in this Agreement, in the Company Schedules or Rotor Schedules and exhibits hereto is disclosed solely for purposes of this Agreement, and no information contained herein or therein will be deemed to be an admission by any party hereto to any third party of any matter whatsoever, including any violation of Law or breach of contract.

Section 8.9Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, except for (a) from and after the Effective Time, the provisions of Article 2 (which shall be for the benefit of the Pre-Closing Holders to the extent necessary for such holders to receive the Total Merger Consideration due to such holders thereunder pursuant to the Allocation Schedule), (b) the provisions of Section 5.5 (which shall be for the benefit of the D&O Persons), (c) Section 8.13 (which shall be for the benefit of all Nonparty Affiliates) and (d) Section 5.4, Section 8.4 and Section 8.13 and (e) this Section 8.9 (which shall be for the benefit of any Person described in clause (a) through (d), inclusive, with respect to any matters for which such Person is referenced in this Section 8.9).

Section 8.10Severability.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

Section 8.11Counterparts; Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement or the other Ancillary Documents shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, “pdf,” “tif” or “jpg”) and other electronic signatures (including, DocuSign and AdobeSign).  The use of electronic signatures and electronic records (including, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law.  Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document, shall be disregarded in determining the party’s intent or the effectiveness of such signature.

Section 8.12Knowledge of Company; Knowledge of Rotor.  For all purposes of this Agreement, the phrases “to the Company’s knowledge,” “known by the Company,” and “known to the Company” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(a) of the Company Schedules, assuming reasonable due inquiry and investigation.  For all purposes of this Agreement, the phrase “to Rotor’s knowledge” and “to the knowledge of Rotor” and any derivations thereof shall mean as of the applicable date, the actual knowledge of the individuals set forth on Section 8.12(b) of the Rotor Schedules, assuming reasonable due inquiry and investigation.  For the avoidance of doubt, none of the individuals set forth on Section 8.12(a) of the Company Schedules or Section 8.12(b) of the Rotor Schedules shall have any personal Liability or obligations regarding such knowledge.

Section 8.13No Recourse.  Notwithstanding anything to the contrary set forth herein, except in the case of Fraud, all Proceedings, Liabilities and causes of action (whether in contract or in tort, in Law or in equity or granted by statute) that may be based upon, be in respect of, arise under, out or by reason of, be connected with or relate in any manner to this Agreement, or the negotiation, execution or performance of this Agreement (including any representation or warranty made in this Agreement) or any transactions contemplated by this Agreement, may be made against only (and such representations and warranties are those solely of) the Persons that are expressly identified herein as Parties and their respective successors and permitted assigns.  Notwithstanding anything to the contrary set forth herein, except in the case of Fraud, no Person who is not a Party, including any current, former or future director, officer, founder, employee, consultant, incorporator, member, partner, manager, shareholder, Affiliate, agent, attorney, representative, successor or assignee of, and any financial advisor to, any Party, or any current, former or future director, officer, employee, consultant, incorporator, member, partner, manager, shareholder, Affiliate, agent, attorney, representative, successor or assignee of, and any financial advisor to, any of the foregoing, and in the case of Rotor, the Sponsor (or any successor or assignee thereof) (each in their capacity as such, a “Nonparty Affiliate”), shall have any Liability (whether in contract or in tort, in Law or in equity, or granted by statute) for any Proceedings, Liabilities or causes of action arising under, out or by reason of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance or breach or any transactions contemplated by this Agreement, and, to the maximum extent permitted by Law, each Party hereby waives and releases all such Proceedings, Liabilities and causes of action against any such Nonparty Affiliates.

Section 8.14Extension; Waiver.  The Company may, prior to the Closing, (a) extend the time for the performance of any of the obligations or other acts of any Rotor Party set forth herein, (b) waive any inaccuracies in the representations and warranties of any Rotor Party set forth herein, or (c) waive compliance by any Rotor Party with any of the agreements or conditions set forth herein.  Rotor may, prior to the Closing, (i) extend the time for the performance of any of the obligations or other acts of the Company set forth herein, (ii) waive any inaccuracies in the representations and warranties of the Company set forth herein, or (iii) waive compliance by the Company with any of the agreements or conditions set forth herein.  Any agreement on the part of any Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement.  The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of such rights.

Section 8.15Waiver of Jury Trial.  THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR UNDER ANY ANCILLARY DOCUMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY ANCILLARY DOCUMENT OR ANY OF THE TRANSACTIONS RELATED HERETO OR THERETO OR ANY FINANCING IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING IN RESPECT OF ANY ACTION AGAINST ANY FINANCING SOURCE (IF ANY), IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8.16Jurisdiction.  Any Proceeding based upon, arising out of or related to this Agreement or the transactions contemplated hereby must be brought in the Court of Chancery of the State of Delaware (or, to the extent such Court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court, and agrees not to bring any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in any other court.  Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence legal Proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Proceeding brought pursuant to this Section 8.16.

Section 8.17Remedies.  Except as otherwise expressly provided herein, any and all remedies provided herein will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.  The failure on the part of any Party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power, or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power, or remedy.  The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their respective obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the transactions contemplated by this Agreement) in accordance with their specific terms or otherwise breach such provisions.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in each case without posting a bond or undertaking and without proof of damages and this being in addition to any other remedy to which they are entitled at Law or in equity.  Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief when expressly available pursuant to the terms of this Agreement on the basis that the other parties have an adequate remedy at Law or an award of specific performance is not an appropriate remedy for any reason at Law or equity.

Section 8.18Trust Account Waiver.  Reference is made to the final prospectus of Rotor, filed with the Securities and Exchange Commission (File No. 333-251521) (the “Prospectus”), and dated as of January 14, 2021. The Company represents and warrants that it has read the Prospectus and understands that Rotor has established a trust account containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (collectively, with interest accrued from time to time thereon, the “Trust Account”) initially in an approximate amount of $276 million for the benefit of Rotor’s public stockholders (the “Public Stockholders”) and certain parties (including the underwriters of the IPO) and that, except with respect to interest earned on the funds held in the Trust Account that may be released to Rotor to pay its taxes, if any, Rotor may disburse monies from the Trust Account only:  (i) to the Public Stockholders in the event they elect to redeem Rotor Class A Shares in connection with the consummation of Rotor’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an amendment to Rotor’s certificate of incorporation, (ii) to the Public Stockholders if Rotor fails to consummate a Business Combination within eighteen (18) months from the closing of the IPO, or (iii) to Rotor after or concurrently with the consummation of a Business Combination.  For and in consideration of Rotor entering into this Agreement, the receipt and sufficiency of which is hereby acknowledged, the Company hereby agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account (or distributions therefrom other than distributions to Rotor), or make any claim against, the Trust Account, with respect to claims arising out of this Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to as the “Claims”).  The Company hereby irrevocably waives any Claims it may have against the Trust Account (including any distributions therefrom other than distributions to Rotor) now or in the future as a result of, or arising out of, this Agreement and will not seek recourse against the Trust Account (including any distributions therefrom other than distributions to Rotor) for Claims arising out of this Agreement or the transactions contemplated hereby; provided, however, that the foregoing waiver will not limit or prohibit the Company from pursuing a claim against Rotor (or any successor entity) or any other person for legal relief against monies or other assets of Rotor (or any successor entity) held outside of the Trust Account or for specific performance or other equitable relief in connection with this Agreement to the extent permitted hereunder.

*     *     *     *     *

IN WITNESS WHEREOF, each of the Parties has caused this Agreement and Plan of Merger to be duly executed on its behalf as of the day and year first above written.

ROTOR ACQUISITION CORP.

By:	/s/ Amy Salerno
Name:	Amy Salerno
Title:	Chief Financial Officer

ROTOR MERGER SUB CORP.

By:	/s/ Amy Salerno
Name:	Amy Salerno
Title:	Director

SARCOS CORP.

By:	/s/ Ben Wolff
Name:	Ben Wolff
Title:	CEO

Exhibit A

Form of Registration Rights Agreement

Exhibit B

Form of Lock-Up Agreement

Exhibit C

Form of Conversion Written Consent

Exhibit D

Form of Warrant Exercise Notice

Exhibit E-1

Form of Certificate of Merger

Exhibit E-2

Form of Articles of Merger

Exhibit F

Executed Subscription Agreements

Exhibit G

Form of New Incentive Plans

Exhibit H

Form of Governing Documents of Rotor

Exhibit I

Form of Merger Written Consent

ANNEX B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

a Delaware corporation

Sarcos Technology and Robotics Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Company”), does hereby certify as follows:

A.The Company was originally incorporated under the name of Rotor Acquisition Corp., and the original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on August 27, 2020.

B.This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) by the Board of Directors of the Company (the “Board of Directors”) and has been duly approved by the written consent of the stockholders of the Company in accordance with Section 228 of the DGCL.

C.The text of the Amended and Restated Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the Company is Sarcos Technology and Robotics Corporation.

ARTICLE II

The registered office of the Company is to be located at  c/o Vcorp Services, LLC, 1013 Centre Road, Suite 403-B, Wilmington, New Castle County, Delaware 19805. The name of its registered agent at that address is Vcorp Services, LLC.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

Section 1.This Company is authorized to issue two classes of stock, to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of stock that the Company shall have authority to issue is 1,000,000,000 shares, of which 990,000,000 shares are Common Stock, $0.0001 par value per share, and 10,000,000 shares are Preferred Stock, $0.0001 par value per share.

Section 2.Each share of Common Stock outstanding as of the applicable record date shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders.

Section 3.The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing (a “Preferred Stock Designation”). The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in this Amended and Restated Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 4.Except as otherwise required by law or provided in this Amended and Restated Certificate of Incorporation, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Section 5.The number of authorized shares of Preferred Stock or Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Company entitled to vote thereon, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote of any holders of one or more series of Preferred Stock is required pursuant to the terms of any certificate of designation relating to any series of Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V

Section 1.Subject to the rights of holders of Preferred Stock, the number of directors that constitutes the entire Board of Directors of the Company shall be fixed only by resolution of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of this Amended and Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directorships, whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

Section 2.From and after the effectiveness of this Amended and Restated Certificate of Incorporation, except as may be otherwise provided with respect to directors elected by the holders of any series of Preferred Stock provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) (the “Preferred Stock Directors”)), the directors of the Company  shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. Directors already in office shall be assigned to each class at the time such classification becomes effective in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Commencing with the first annual meeting of stockholders following the date hereof, at each annual meeting of stockholders directors of each class the term of which shall then expire shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal; except that if any such meeting shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL. If the number of directors is changed, any newly created directorships or decrease in directorships shall be so apportioned hereafter among the classes as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VI

Section 1.From and after the effectiveness of this Amended and Restated Certificate of Incorporation, only for so long as the Board of Directors is classified and subject to the rights of holders of Preferred Stock, any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least 66⅔% of the voting power of the issued and outstanding capital stock of the Company entitled to vote in the election of directors.

Section 2.Except as may otherwise be provided for or fixed pursuant to the provisions of ARTICLE IV hereof (including any Preferred Stock Designation) in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, or except as otherwise provided by resolution of a majority of the Whole Board, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Company, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, and not by the stockholders. A person so elected by the Board of Directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen until his or her successor shall have been duly elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

ARTICLE VII

Section 1.The Company is to have perpetual existence.

Section 2.Except as otherwise required by the DGCL or as provided in this Certificate of Incorporation (including any Preferred Stock Designation), the business and affairs of the Company shall be managed by or under the direction of the Board of Directors.

Section 3.In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Company. The affirmative vote of at least a majority of the Whole Board shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Company’s Bylaws. The affirmative vote of at least 66⅔% of the voting power of the stock outstanding and entitled to vote thereon, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal, or adopt any provision inconsistent with, any provision of the Bylaws of the Company.

Section 4. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Company that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 5.The election of directors need not be by written ballot unless the Bylaws of the Company shall so provide.

Section 6.No stockholder will be permitted to cumulate votes at any election of directors.

ARTICLE VIII

Section 1.From and after the consummation of the business combination contemplated by that final proxy statement filed by the Company with the Securities and Exchange Commission on or about [  ], 20[  ], and subject to the rights of holders of Preferred Stock, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

Section 2.Subject to the terms of any series of Preferred Stock, special meetings of stockholders of the Company may be called only by the Chairperson of the Board of Directors, the Chief Executive Officer or the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 3.Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner and to the extent provided in the Bylaws of the Company.

ARTICLE IX

Section 1.To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended from time to time, a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Section 2.Subject to any provisions in the Bylaws of the Company related to indemnification of directors of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law, any director of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

Section 3.The Company shall have the power to indemnify, to the extent permitted by applicable law, any officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 4.Neither any amendment, repeal nor elimination of any Section of this ARTICLE IX, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation or the Bylaws of the Company inconsistent with this ARTICLE IX, shall eliminate or reduce the effect of this ARTICLE IX in respect of any matter occurring, or any Proceeding accruing or arising or that, but for this ARTICLE IX, would accrue or arise, prior to such amendment, repeal, elimination or adoption of an inconsistent provision.

ARTICLE X

Meetings of stockholders may be held within or outside of the State of Delaware, as the Bylaws may provide. The books of the Company may be kept (subject to any provision of applicable law) outside of the State of Delaware at such place or places or in such manner or manners as may be designated from time to time by the Board of Directors or in the Bylaws of the Company.

ARTICLE XI

The Company reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board and the affirmative vote of 66 2/3% of the voting power of the then outstanding voting securities of the Company, voting together as a single class, shall be required for the amendment, repeal or modification of the provisions of Section 3 of ARTICLE IV, Section 2 of ARTICLE V, Section 1 of ARTICLE VI, Section 2 of ARTICLE VI, Section 5 of ARTICLE VII, Section 1 of ARTICLE VIII, Section 2 of ARTICLE VIII, Section 3 of ARTICLE VIII or this ARTICLE XI of this Amended and Restated Certificate of Incorporation.

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IN WITNESS WHEREOF, Sarcos Technology and Robotics Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the Chief Executive Officer of the Company on this ____ day of _________ 2021.

By:	/s/
Benjamin G. Wolff
Chief Executive Officer

ANNEX C

AMENDED AND RESTATED BYLAWS OF

SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

(as amended and restated on [bylaw amendment date]; effective as of the closing of the Merger, as defined below)

C-i

TABLE OF CONTENTS

(continued)

Page

ARTICLE VI - STOCK		14

6.1	STOCK CERTIFICATES; PARTLY PAID SHARES	14
6.2	SPECIAL DESIGNATION ON CERTIFICATES	15
6.3	LOST CERTIFICATES	15
6.4	DIVIDENDS	15
6.5	TRANSFER OF STOCK	15
6.6	STOCK TRANSFER AGREEMENTS	16
6.7	REGISTERED STOCKHOLDERS	16

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER		19

7.1	NOTICE OF STOCKHOLDERS’ MEETINGS	19
7.2	NOTICE TO STOCKHOLDERS SHARING AN ADDRESS	19
7.3	NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL	19
7.4	WAIVER OF NOTICE	19

ARTICLE VIII - INDEMNIFICATION		19

8.1	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN THIRD PARTY PROCEEDINGS	19
8.2	INDEMNIFICATION OF DIRECTORS AND OFFICERS IN ACTIONS BY OR IN THE RIGHT OF THE COMPANY	20
8.3	SUCCESSFUL DEFENSE	20
8.4	INDEMNIFICATION OF OTHERS	20
8.5	ADVANCED PAYMENT OF EXPENSES	20
8.6	LIMITATION ON INDEMNIFICATION	21
8.7	DETERMINATION; CLAIM	21
8.8	NON-EXCLUSIVITY OF RIGHTS	21
8.9	INSURANCE	22
8.10	SURVIVAL	22
8.11	EFFECT OF REPEAL OR MODIFICATION	22
8.12	CERTAIN DEFINITIONS	22

ARTICLE IX - GENERAL MATTERS		22

9.1	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS	22
9.2	FISCAL YEAR	23
9.3	SEAL	23
9.4	CONSTRUCTION; DEFINITIONS	23
9.5	FORUM SELECTION	23

ARTICLE X - AMENDMENTS		24

C-ii

BYLAWS OF SARCOS TECHNOLOGY AND ROBOTICS CORPORATION

ARTICLE I - CORPORATE OFFICES

1.1REGISTERED OFFICE

The registered office of Sarcos Technology and Robotics Corporation (the “Company”) shall be fixed in the Company’s certificate of incorporation, as the same may be amended from time to time.

1.2OTHER OFFICES

The Company may at any time establish other offices.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1PLACE OF MEETINGS

Meetings of stockholders shall be held at a place, if any, within or outside the State of Delaware, determined by the board of directors of the Company (the “Board of Directors”). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive offices.

2.2ANNUAL MEETING

The annual meeting of stockholders shall be held each year. The Board of Directors shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these bylaws, may be transacted. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board may cancel, postpone or reschedule any previously scheduled annual meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For the purposes of these bylaws, the term “Whole Board” shall mean the total number of authorized directorships whether or not there exist any vacancies or other unfilled seats in previously authorized directorships.

2.3SPECIAL MEETING

(a)A special meeting of the stockholders, other than as required by statute, may be called at any time by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, (ii) the chairperson of the Board of Directors or (iii) the chief executive officer, but a special meeting may not be called by any other person or persons and any power of stockholders to call a special meeting of stockholders is specifically denied. The Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

(b)The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Whole Board, the chairperson of the Board of Directors or the chief executive officer. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

2.4ADVANCE NOTICE PROCEDURES

(a)Annual Meetings of Stockholders.

(i)Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board of Directors; (3) as may be provided in the certificate of designation for any class or series of preferred stock; or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by Section 2.4(a)(ii); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 2.4(a).

(ii)For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of Section 2.4(a)(i), the stockholder must have given timely notice in writing to the secretary and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company. In no event will the adjournment, rescheduling or postponement of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this Section 2.4(a)(ii) will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., local time, on the 10th day following the day on which such public announcement is first made. “Public announcement” means disclosure in a press release reported by a national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (as amended and inclusive of rules and regulations thereunder, the “1934 Act”).

(iii)A stockholder’s notice to the secretary must set forth:

(1)as to each person whom the stockholder proposes to nominate for election as a director:

(A)such person’s name, age, business address, residence address and principal occupation or employment; the class and number of shares of the Company that are held of record or are beneficially owned by such person and a description of any Derivative Instruments (defined below) held or beneficially owned thereby or of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of such person; and all information relating to such person that is required to be disclosed in solicitations of proxies for the contested election of directors, or is otherwise required, in each case pursuant to Section 14 of the 1934 Act;

(B)such person’s written consent to being named in such stockholder’s proxy statement as a nominee of such stockholder and to serving as a director of the Company if elected;

(C)a reasonably detailed description of any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (a “Third-Party Compensation Arrangement”); and

(D)a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand;

(2)as to any other business that the stockholder proposes to bring before the annual meeting:

(A)a brief description of the business desired to be brought before the annual meeting;

(B)the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws);

(C)the reasons for conducting such business at the annual meeting;

(D)any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

(E)a description of all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(3)as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(A)the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;

(B)for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(C)a description of any agreement, arrangement or understanding between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;

(D)a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), or any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for or increase or decrease the voting power of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities;

(E)any rights to dividends on the Company’s securities owned beneficially by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, that are separated or separable from the underlying security;

(F)any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(G)any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;

(H)any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;

(I)any direct or indirect interest of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

(J)a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;

(K)a representation and undertaking that such stockholder or any such beneficial owner intends, or is part of a group that intends, to (x) deliver a proxy statement or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee; or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;

(L)any other information relating to such stockholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act; and

(M)such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.

(iv)In addition to the requirements of this Section 2.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented (1) if necessary, so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the meeting and as of the date that is 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof and (2) to provide any additional information that the Company may reasonably request. Such update and supplement or additional information, if applicable, must be received by the secretary at the principal executive offices of the Company, in the case of a request for additional information, promptly following a request therefor, which response must be delivered not later than such reasonable time as is specified in any such request from the Company or, in the case of any other update or supplement of any information, not later than five business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the meeting or any adjournment, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof). The failure to timely provide such update, supplement or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting.

(b)Special Meetings of Stockholders. Except to the extent required by the DGCL, and subject to Section 2.3(a), special meetings of stockholders may be called only in accordance with the Company’s certificate of incorporation and these bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board of Directors at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this Section 2.4(b); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting; (iii) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting; (iv) is a stockholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 2.4(b). For nominations to be properly brought by a stockholder before a special meeting pursuant to this Section 2.4(b), the stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of the special meeting was first made. In no event will any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice. A stockholder’s notice to the Secretary must comply with the applicable notice requirements of Section 2.4(a)(iii).

(c)Other Requirements.

(i)To be eligible to be a nominee by any stockholder for election as a director of the Company, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 2.4(a)(ii) or Section 2.4(b):

(1)a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;

(2)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue or any or agreement that could limit or interfere with the person’s ability to comply, if elected as a director, with such person’s fiduciary duties under applicable law;

(3)a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;

(4)a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance guidelines as disclosed on the Company’s website, as amended from time to time, and, to the extent such policies and guidelines are then in force, the Company’s conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other Corporation policies and guidelines applicable to directors (which will be promptly provided following a request therefor); and

(5)a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board of Directors.

(ii)At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director must furnish to the secretary the information that is required to be set forth in a stockholder’s notice of nomination that pertains to such nominee.

(iii)No person will be eligible to be nominated by a stockholder for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 2.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this Section 2.4.

(iv)The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.

(v)Notwithstanding anything to the contrary in this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 2.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

(vi)Without limiting this Section 2.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 2.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.4; and (2) compliance with clause (4) of Section 2.4(a)(i) and with Section 2.4(b) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.4(c)(vii)).

(vii)Notwithstanding anything to the contrary in this Section 2.4, the notice requirements set forth in these bylaws with respect to the proposal of any business pursuant to this Section 2.4 will be deemed to be satisfied by a stockholder if (1) such stockholder has submitted a proposal to the Company in compliance with Rule 14a‑8 under the 1934 Act; and (2) such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of stockholders. Subject to Rule 14a‑8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.

2.5NOTICE OF STOCKHOLDERS’ MEETINGS

Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

2.6QUORUM

The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.

If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting, or (b) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting.

2.7ADJOURNED MEETING; NOTICE

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and Section 2.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

2.8CONDUCT OF BUSINESS

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business and discussion as seem to the chairperson in order. The chairperson of any meeting of stockholders shall be designated by the Board of Directors; in the absence of such designation, the chairperson of the Board of Directors, if any, or the chief executive officer (in the absence of the chairperson of the Board of Directors) or the president (in the absence of the chairperson of the Board of Directors and the chief executive officer), or in their absence any other executive officer of the Company, shall serve as chairperson of the stockholder meeting. The chairperson of any meeting of stockholders shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

2.9VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the Company’s securities are listed, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the outstanding shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation, these bylaws or the rules of the stock exchange on which the securities of the Company are listed.

2.10STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Subject to the rights of holders of preferred stock of the Company, any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company and may not be effected by any consent in writing by such stockholders.

2.11RECORD DATES

In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this Section 2.11 at the adjourned meeting.

In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.12PROXIES

Each stockholder entitled to vote at a meeting of stockholders, or such stockholder’s authorized officer, director, employee or agent, may authorize another person or persons to act for such stockholder by proxy authorized by a document or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The authorization of a person to act as a proxy may be documented, signed and delivered in accordance with Section 116 of the DGCL, provided that such authorization shall set forth, or be delivered with information enabling the Company to determine, the identity of the stockholder granting such authorization. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13LIST OF STOCKHOLDERS ENTITLED TO VOTE

The Company shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Company’s principal place of business. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.14INSPECTORS OF ELECTION

Before any meeting of stockholders, the Company shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The Company may designate one or more persons as alternate inspectors to replace any inspector who fails to act.

Such inspectors shall:

(a)ascertain the number of shares outstanding and the voting power of each;

(b)determine the shares represented at the meeting and the validity of proxies and ballots;

(c)count all votes and ballots;

(d)determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e)certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are multiple inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III - DIRECTORS

3.1POWERS

The business and affairs of the Company shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in the DGCL or the certificate of incorporation.

3.2NUMBER OF DIRECTORS

The Board of Directors shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of a majority of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

If so provided in the certificate of incorporation, the directors of the Company shall be divided into three classes.

3.4RESIGNATION AND VACANCIES

Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws or permitted in the specific case by resolution of the Board of Directors, and subject to the rights of holders of Preferred Stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholders. If the directors are divided into classes, a person so chosen to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

3.5PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The Board of Directors may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6REGULAR MEETINGS

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by (i) a majority of the Whole Board, (ii) the chairperson of the Board of Directors or (iii) the chief executive officer.

3.7SPECIAL MEETINGS; NOTICE

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairperson of the Board of Directors, the chief executive officer, the secretary or a majority of the Whole Board.

Notice of the time and place of special meetings shall be:

(a)delivered personally by hand, by courier or by telephone;

(b)sent by United States first-class mail, postage prepaid;

(c)sent by facsimile;

(d)sent by electronic mail; or

(e)otherwise given by electronic transmission (as defined in Section 232 of the DGCL),

directed to each director at that director’s address, telephone number, facsimile number, electronic mail address or other contact for notice by electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile, (iii) sent by electronic mail or (iv) otherwise given by electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, unless required by statute.

3.8QUORUM; VOTING

At all meetings of the Board of Directors, a majority of the Whole Board shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, except as may otherwise be expressly provided herein or therein and denoted with the phrase “notwithstanding the final paragraph of Section 3.8 of the bylaws” or language to similar effect, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, (i) any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission; and (ii) a consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 3.9 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective.  After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors, or the committee or subcommittee thereof, in the same paper or electronic form as the minutes are maintained.

3.10FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

3.11REMOVAL OF DIRECTORS

Any director or the entire Board of Directors may be removed from office by stockholders of the Company in the manner specified in the certificate of incorporation and applicable law. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.12EMERGENCY BYLAWS

In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate to address the circumstances of such emergency condition.

ARTICLE IV - COMMITTEES

4.1COMMITTEES OF DIRECTORS

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Company.

4.2COMMITTEE MINUTES

Each committee and subcommittee shall keep regular minutes of its meetings.

4.3MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees and subcommittees shall be governed by, and held and taken in accordance with, the provisions of:

(a)Section 3.5 (place of meetings and meetings by telephone);

(b)Section 3.6 (regular meetings);

(c)Section 3.7 (special meetings and notice);

(d)Section 3.8 (quorum; voting);

(e)Section 3.9 (action without a meeting); and

(f)Section 7.4 (waiver of notice)

with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board of Directors and its members. However, (i) the time and place of regular meetings of committees or subcommittees may be determined either by resolution of the Board of Directors or by resolution of the committee or subcommittee; (ii) special meetings of committees or subcommittees may also be called by resolution of the Board of Directors or the committee or the subcommittee, the chairperson of the Board of Directors or the chief executive officer; and (iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members who shall have the right to attend all meetings of the committee or subcommittee. The Board of Directors, or in the absence of any such action by the Board of Directors, the applicable committee or subcommittee, may adopt rules for the government of any committee or subcommittee not inconsistent with the provisions of these bylaws.

Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.

4.4SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V - OFFICERS

5.1OFFICERS

The officers of the Company shall be a president and a secretary. The Company may also have, at the discretion of the Board of Directors, a chairperson of the Board of Directors, a vice chairperson of the Board of Directors, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2APPOINTMENT OF OFFICERS

The Board of Directors shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3SUBORDINATE OFFICERS

The Board of Directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers as the business of the Company may require. Each of such officers shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

5.4REMOVAL AND RESIGNATION OF OFFICERS

Any officer may be removed, either with or without cause, by the Board of Directors or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer who has been conferred such power of removal.

Any officer may resign at any time by giving notice, in writing or by electronic transmission, to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5VACANCIES IN OFFICES

Any vacancy occurring in any office of the Company shall be filled by the Board of Directors or as provided in Section 5.3.

5.6REPRESENTATION OF SECURITIES OF OTHER ENTITIES

The chairperson of the Board of Directors, the chief executive officer, the president, any vice president, the treasurer, the secretary or assistant secretary of this Company or any other person authorized by the Board of Directors or the chief executive officer, the president or a vice president, is authorized to vote, represent and exercise on behalf of this Company all rights incident to any and all shares or other securities of any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of this Company, including the right to act by written consent. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7AUTHORITY AND DUTIES OF OFFICERS

All officers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE VI - STOCK

6.1STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the Company shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board of Directors, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.

The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly-paid shares, or upon the books and records of the Company in the case of uncertificated partly-paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully-paid shares, the Company shall declare a dividend upon partly-paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2SPECIAL DESIGNATION ON CERTIFICATES

If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Sections 156, 202(a), 218(a) or 364 of the DGCL or with respect to this Section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

6.3LOST CERTIFICATES

Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.4DIVIDENDS

The Board of Directors, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property, or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation. The Board of Directors may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

6.5TRANSFER OF STOCK

Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

6.6STOCK TRANSFER AGREEMENTS

The Company shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

6.7REGISTERED STOCKHOLDERS

The Company:

(a)shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and notices and to vote as such owner; and

(b)shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

6.8LOCK-UP

(a)Subject to Section 6.8(b), the holders (the “Lock-up Holders”) of Restricted Securities (as defined below) may not Transfer (as defined below) any Restricted Securities until the end of the Lock-up Period (the “Lock-up”).

(b)Notwithstanding the provisions set forth in Section 6.8(a), one hundred percent (100%) of the Restricted Securities may be Transferred in connection with or following the occurrence of a Liquidity Event (as defined below), and any Lock-Up Holder or its Permitted Transferees (as defined below) may Transfer the Restricted Securities during the Lock-Up Period: (i) in the case that such Lock-Up Holder is an individual, by gift to the spouse, domestic partner, parent, sibling, child or grandchild of such Lock-Up Holder or any other natural person with whom such Lock-Up Holder has a relationship by blood, marriage or adoption not more remote than first cousin, to an estate planning vehicle or to a trust, the beneficiary of which is a member of the individual’s immediate family, or to a charitable organization; (ii) in the case that such Lock-Up Holder is an individual, by virtue of laws of descent and distribution upon death of such Lock-Up Holder; (iii) in the case that such Lock-Up Holder is an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (iv) to a nominee or custodian of a person to whom a Transfer would be permitted under clauses (i) through (iii) above; (v) to any members, partners, beneficial owners or shareholders of such Lock-Up Holder or any Affiliates (as defined below) of such Lock-Up Holder; (vi) by virtue of applicable law or such Lock-Up Holder’s organizational documents upon liquidation or dissolution of such Lock-Up Holder; (vii) to the Company in connection with the repurchase of such Lock-Up Holder’s shares in connection with the termination of such Lock-Up Holder’s employment with the Company or its subsidiaries pursuant to contractual agreements with the Company; (viii) to satisfy tax withholding obligations in connection with the exercise of options to purchase common stock of the Company or the vesting and/or settlement of Company restricted stock or stock-based awards (including options and awards assumed by the Company or otherwise issued in exchange for Sarcos Options, Sarcos RSUs or Sarcos RSAs); (ix) in payment on a “net exercise” or “cashless” basis of the exercise or purchase price with respect to the exercise of options to purchase shares of common stock of the Company; or (x) in connection with any court order or order from a Governmental Entity (as defined below) requiring the sale of such Restricted Securities; provided, however, that in the case of clauses (i) through (vi) such transferee must enter into a written agreement with the Company stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of these bylaws and shall be deemed to be a Lock-up Holder for purposes of these bylaws, and there shall be no further Transfer of such Restricted Securities except in accordance with these bylaws provided, further, for the avoidance of doubt, a Lock-up Holder shall not be limited in filing (or participation in the filing) of a registration statement with the U.S. Securities and Exchange Commission (“SEC”) in respect of any restricted stock or stock-based awards the Transfer of which is or may be necessary to satisfy tax withholding obligations in connection with the vesting and/or settlement of such restricted stock or stock-based awards.

(c)Notwithstanding the other provisions set forth in this Section 6.8 or any other provision contained herein, the Board of Directors (including, for the avoidance of doubt, a duly authorized committee thereof) may, in its sole discretion, determine to waive, amend, or repeal the Lock-up obligations set forth in this Section 6.8, whether in whole or in part.

(d)For purpose of this Section 6.8:

(i)“Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.  The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

(ii)“Closing Date” means the closing date of the Merger.

(iii)“Closing Merger Consideration” means an aggregate of 160,000,000 shares of common stock of the Company issued as consideration pursuant to the Merger, which for the avoidance of doubt includes the common stock of the Company allocated in respect of the Sarcos Options, Sarcos RSAs and Sarcos RSUs.

(iv)“Governmental Entity” means any United States or non-United States (a) transnational, federal, state, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal) or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal (public or private) or commission.

(v)“Liquidity Event” shall mean the date after the Closing Date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their equity holdings in the Company for cash, securities or other property.

(vi)“Lock-up Period” means, with respect to the Restricted Securities held by a Lock-up Holder and his, her or its direct or indirect Permitted Transferees, the period beginning on the Closing Date and ending as follows:

(1)If the Restricted Securities are received by a Lock-up Holder as Closing Merger Consideration from the exchange or conversion of Sarcos Preferred Stock, then fifty percent (50%) of such Restricted Securities held by a Lock-up Holder and his, her or its direct or indirect Permitted Transferees may be Transferred beginning at the earlier to occur of (i) the close of business on the one hundred and twentieth (120th) day after the Closing Date, provided that the average closing price of the common stock of the Company as reported on the Nasdaq Capital Market or New York Stock Exchange exceeds $13.00 for twenty (20) trading days in any thirty (30) consecutive trading day period prior to such Transfer and (ii) the close of business on the six (6) month anniversary of the Closing Date.  The remaining fifty percent (50%) of such Restricted Securities held by a Lock-up Holder and his, her or its direct or indirect Permitted Transferees may be Transferred beginning on the close of business on the one (1) year anniversary of the Closing Date.

(2)If the Restricted Securities are received by a Lock-up Holder as Closing Merger Consideration from the exchange or conversion of Sarcos Common Stock, Sarcos Options, Sarcos RSUs, Sarcos RSAs (or any of them), then twenty percent (20%) of the such Restricted Securities held by a Lock-up Holder and his, her or its direct or indirect Permitted Transferees may be Transferred beginning at the earlier to occur of (w) the close of business on the one hundred and twentieth (120th) day after the Closing Date, provided that the average closing price of the common stock of the Company as reported on the Nasdaq Capital Market or New York Stock Exchange exceeds $13.00 for twenty (20) trading days in any thirty (30) consecutive trading day period prior to such Transfer and (x) the close of business on the one hundred and eightieth (180th) day after the Closing Date.  The remaining eighty percent (80%) of the such Restricted Securities held by a Lock-up Holder and his, her or its direct or indirect Permitted Transferees may be Transferred beginning upon the earlier to occur of (x) such time as the

Company or any of its subsidiaries have delivered to one or more customers at least twenty (20) Guardian® XO® and/or Guardian® XT-DX commercial units to customers of the Company or any of its subsidiaries, but in no event prior to the close of business on the one (1) year anniversary of the Closing Date and (y) the close of business on the two (2) year anniversary of the Closing Date.

(vii)“Merger” means the merger of Rotor Merger Sub Corp., a Delaware corporation, with and into Sarcos.

(viii)“Permitted Transferees” means, prior to the expiration of the Lock-up Period, any person or entity to whom a Lock-up Holder is permitted to transfer such Restricted Securities prior to the expiration of the Lock-up Period pursuant to Section 6.8(b).

(ix)“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, association or other similar entity, whether or not a legal entity.

(x)“Restricted Securities” shall mean with respect to a Lock-up Holder and its respective Permitted Transferees, (i) the common stock of the Company to be received by such Lock-up Holder as Closing Merger Consideration in respect of the Sarcos Common Stock, Sarcos Preferred Stock, or Sarcos RSAs, if any, together with any securities paid as dividends or distributions with respect to such securities, (ii) the common stock of the Company to be subject to the Sarcos Options, Sarcos RSUs, and Sarcos Warrants, and (iii) any securities paid as dividends or distributions with respect to the foregoing securities or into which such securities are exchanged or converted.

(xi)“Sarcos” means Sarcos Corp., a Utah corporation.

(xii)“Sarcos Common Stock” shall mean shares of Class A Common Stock or Class B Common Stock of Sarcos that was issued by Sarcos to a Lock-Up Holder.

(xiii)“Sarcos Options” shall mean options issued by Sarcos to a Lock-Up Holder for the purchase of Class A Common Stock of Sarcos.

(xiv)“Sarcos Preferred Stock” shall mean shares of Series A Preferred Stock, Series B Preferred Stock, or Series C Preferred Stock of Sarcos that was issued by Sarcos to a Lock-Up Holder.

(xv)“Sarcos RSAs” shall mean any awards of restricted shares of Class A Common Stock of Sarcos.

(xvi)“Sarcos RSUs” shall mean any restricted stock units issued by Sarcos to a Lock-Up Holder for shares of Class A Common Stock of Sarcos.

(xvii)“Sarcos Warrants” shall mean any warrants issued by Sarcos to Lock-Up Holder exercisable for shares of Class A Common Stock of Sarcos.

(xviii)“Transfer” or “Transferred” means, with respect to a Restricted Security, (i) the sale, exchange or transfer or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, hedge, grant of any option, right or warrant to purchase or otherwise dispose of or agreement to dispose of, or entry into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, including through the filing (or participation in the filing) of a registration statement (other than any registration statement on Form S-8) with the SEC in respect of, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the 1934 Act, as amended, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (ii) the entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) the public announcement of any intention to effect any transaction, including the filing of a registration statement (other than any registration statement on Form S-8), specified in clause (i) or (ii).

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER

7.1NOTICE OF STOCKHOLDERS’ MEETINGS

Notice of any meeting of stockholders shall be given in the manner set forth in the DGCL.

7.2NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This Section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

7.3NOTICE TO PERSON WITH WHOM COMMUNICATION IS UNLAWFUL

Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.4WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII - INDEMNIFICATION

8.1Indemnification of Directors and Officers in Third Party Proceedings

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

8.2Indemnification of Directors and Officers in Actions by or in the Right of the COMPANY

Subject to the other provisions of this Article VIII, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

8.3Successful Defense

To the extent that a present or former director or officer (for purposes of this Section 8.3 only, as such term is defined in Section 145(c)(1) of the DGCL) of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. The Company may indemnify any other person who is not a present or former director or officer of the Company against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein.

8.4Indemnification of Others

Subject to the other provisions of this Article VIII, the Company shall have power to indemnify its employees and agents, or any other persons, to the extent not prohibited by the DGCL or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

8.5Advanced Payment of Expenses

Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 8.6(b) or 8.6(c) prior to a determination that the person is not entitled to be indemnified by the Company.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8.8, no advance shall be made by the Company to an officer of the Company (except by reason of the fact that such officer is or was a director of the Company, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (a) by a vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (b) by a committee of such directors designated by the vote of the majority of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Company.

8.6Limitation on Indemnification

Subject to the requirements in Section 8.3 and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding):

(a)for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;

(b)for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);

(c)for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);

(d)initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (i) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise required to be made under Section 8.7 or (iv) otherwise required by applicable law; or

(e)if prohibited by applicable law.

8.7Determination; Claim

If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Company of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Company shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

8.8Non-Exclusivity of Rights

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

8.9Insurance

The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.

8.10Survival

The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

8.11Effect of Repeal or Modification

A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to or repeal or elimination of the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

8.12Certain Definitions

For purposes of this Article VIII, references to the “Company” shall include, in addition to the resulting company, any constituent company (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent company, or is or was serving at the request of such constituent company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving company as such person would have with respect to such constituent company if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article VIII.

ARTICLE IX - GENERAL MATTERS

9.1EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

Except as otherwise provided by law, the certificate of incorporation or these bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Company; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

9.2FISCAL YEAR

The fiscal year of the Company shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

9.3SEAL

The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

9.4CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, partnership, limited liability company, joint venture, trust or other enterprise, and a natural person. Any reference in these bylaws to a section of the DGCL shall be deemed to refer to such section as amended from time to time and any successor provisions thereto.

9.5FORUM SELECTION

Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another State court in Delaware or the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time) or (d) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction.

Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be, to the fullest extent permitted by law, the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against any person in connection with any offering of the Company’s securities, including, without limitation and for the avoidance of doubt, any auditor, underwriter, expert, control person, or other defendant.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Section 9.5. This provision shall be enforceable by any party to a complaint covered by the provisions of this Section 9.5. For the avoidance of doubt, nothing contained in this Section 9.5 shall apply to any action brought to enforce a duty or liability created by the 1934 Act or any successor thereto.

If any provision of this Section 9.5 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Section 9.5 (including, without limitation, each portion of any sentence of this Section 9.5 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities or circumstances shall not in any way be affected or impaired thereby.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the stockholders entitled to vote provided, however, that the affirmative vote of the holders of at least 66 2/3% of the total voting power of outstanding voting securities, voting together as a single class, shall be required for the stockholders of the Company to alter, amend or repeal, or adopt any bylaw inconsistent with, the following provisions of these bylaws: Article II, Sections 3.1, 3.2, 3.4 and 3.11 of Article III, Article VIII, Section 9.5 of Article IX or this Article X (including, without limitation, any such Article or Section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other bylaw). The Board of Directors shall also have the power to adopt, amend or repeal bylaws; provided, however, that a bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

ANNEX D

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this __ day of ______, 2021, by and among Rotor Acquisition Corp., a Delaware corporation (the “Issuer”), and the undersigned (“Subscriber”).

WHEREAS, substantially concurrently with the execution and delivery of this Subscription Agreement, the Issuer is entering into that certain Agreement and Plan of Merger, dated as of the date of this Subscription Agreement (as may be amended or supplemented from time to time, the “Transaction Agreement”), among the Issuer, Rotor Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of the Issuer (“Merger Sub”) and Sarcos Corp., a Utah corporation (“Sarcos”), whereby, among other things, Merger Sub will merge with and into Sarcos, with Sarcos continuing as the surviving entity and a wholly-owned subsidiary of the Issuer, on the terms and subject to the conditions set forth therein (the “Transaction”);

WHEREAS, in connection with the Transaction, on the terms and subject to the conditions set forth in this Subscription Agreement, Subscriber desires to subscribe for and purchase from the Issuer the number of shares of the Issuer’s Class A common stock, par value $0.0001 per share (the “Class A Shares”), set forth on the signature page hereto (the “Acquired Shares”) for a purchase price of $10.00 per share (the “Share Purchase Price” and the aggregate purchase price set forth on the signature page hereto for the Acquired Shares, the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Issuer at the Closing (as defined herein); and

WHEREAS, in connection with the Transaction, certain institutional “accredited investors” (as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)) or “qualified institutional buyers” (as defined in Rule 144A promulgated under the Securities Act) other than the Subscriber (each, an “Other Subscriber”), have entered into subscription agreements with the Issuer substantially similar to this Subscription Agreement, pursuant to which such Other Subscribers have agreed to subscribe for and purchase, and the Issuer has agreed to issue and sell to such Other Subscribers, on the Closing Date (as defined herein), Class A Shares at the Share Purchase Price (the “Other Subscription Agreements”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.Subscription. Subject to the terms and conditions hereof, Subscriber hereby subscribes for and agrees to purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Acquired Shares (such subscription and issuance, the “Subscription”).

2.Closing.

a.Subject to the satisfaction or waiver of the conditions set forth in Sections 2(c) and 2(d), the closing of the Subscription contemplated hereby (the “Closing”) shall occur on the date of, and at a time immediately prior to or substantially concurrently with, the closing of the Transaction (such date, the “Closing Date”) and is contingent upon the subsequent occurrence of the closing of the Transaction. Not less than five (5) business days prior to the anticipated Closing Date, the Issuer shall provide written notice to Subscriber (the “Closing Notice”) of the anticipated Closing Date specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Issuer.

b.Subject to the satisfaction or waiver of the conditions set forth in Sections 2(c) and 2(d) (other than those conditions that by their nature are to be satisfied at the closing of the Transaction pursuant to the Transaction Agreement, but without affecting the requirement that such conditions be satisfied or waived at the closing of the Transaction):

(i)At least one (1) business day prior to the anticipated Closing Date specified in the Closing Notice, or such other time agreed to between the Issuer and the Subscriber (or as soon as practicable after Subscriber receives from the Issuer or its transfer agent evidence of the issuance of the Acquired Shares on the Closing Date from the transfer agent), Subscriber shall deliver to the Issuer the Purchase Price for the Acquired Shares by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice; and

(ii)On the Closing Date the Issuer shall deliver to Subscriber the Acquired Shares against and upon payment by the Subscriber in book entry form, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. Each book entry for the Acquired Shares shall contain a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

c.The Issuer’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the waiver by the Issuer, of each of the following conditions:

(i)all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date);

(ii)Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not be reasonably likely to prevent, materially delay, or materially impair the ability of Subscriber to consummate the Closing;

(iii)no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition; and

(iv)all conditions precedent to the Issuer’s obligation to effect the Transaction set forth in the Transaction Agreement shall have been satisfied or waived (other than those conditions that (x) may only be satisfied at the closing of the Transaction, but subject to the satisfaction or waiver of such conditions as of the closing of the Transaction, or (y) will be satisfied by the Closing and the closing of the transactions contemplated by the Other Subscription Agreements).

d.Subscriber’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the waiver by Subscriber, of each of the following conditions:

(i)all representations and warranties of the Issuer contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by Issuer of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date (other than those representations and warranties expressly made as of an earlier date, which shall be true and correct in all material respects as of such earlier date);

(ii)no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition;

(iii)the Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance, satisfaction or compliance would not or would not be reasonably likely to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing;

(iv)no suspension of the qualification of the Class A Shares for offering or sale or trading in any jurisdiction, and no suspension or removal from listing of the Class A Shares on the Stock Exchange shall have occurred;

(v)the terms of the Transaction Agreement (as the same exists on the date of this Subscription Agreement), including, without limitation, any representation or covenant of the Issuer or Sarcos in the Transaction Agreement relating to the financial position or outstanding indebtedness of the Issuer or Sarcos, shall not have been amended, modified or waived in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement;

(vi)no closing condition, if any, appearing in the Transaction Agreement made available to Subscriber prior to the execution of this Subscription Agreement relating to the Aggregate Rotor Transaction Proceeds (as defined in the Transaction Agreement) as of the Closing shall be waived or amended; and

(vii)all conditions precedent to the closing of the Transaction set forth in the Transaction Agreement, including all necessary approvals of the Issuer’s stockholders and regulatory approvals required by the Transaction Agreement, if any, shall have been satisfied or waived (other than those conditions that (x) may only be satisfied at the closing of the Transaction, but subject to the satisfaction or waiver of such conditions as of the closing of the Transaction, or (y) will be satisfied by the Closing and the closing of the transactions contemplated by the Other Subscription Agreements).

e.Prior to or at the Closing, Subscriber shall execute and deliver such additional documents and take such additional actions as the Issuer reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

f.If the closing of the Transaction does not occur within two (2) business days of the Closing, the Issuer shall promptly (but not later than one (1) business day thereafter) return the Purchase Price to Subscriber in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled. Notwithstanding such return or cancellation, unless and until this Subscription Agreement is terminated in accordance with Section 7 herein, Subscriber shall remain obligated (A) to redeliver funds to the Issuer following the Issuer’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing immediately prior to or substantially concurrently with the consummation of the Transaction.

3.Issuer Representations and Warranties. The Issuer represents and warrants that:

a.The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.The Acquired Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Acquired Shares in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s certificate of incorporation (as amended as of the Closing Date) and bylaws (as amended as of the Closing Date) or under the laws of the State of Delaware.

c.This Subscription Agreement, the Other Subscription Agreements and the Transaction Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer and are enforceable against the Issuer in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

d.Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the execution and delivery by the Issuer of the Transaction Documents, and the performance by the Issuer of its obligations under the Transaction Documents, including the issuance and sale of the Acquired Shares and the consummation of the other transactions contemplated herein, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would be reasonably expected to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Issuer (a “Material Adverse Effect”) or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of the Issuer; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of the Issuer to comply in all material respects with this Subscription Agreement.

e.There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Acquired Shares or (ii) the Class A Shares to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Closing Date.

f.The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the organizational documents of the Issuer, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Issuer is now a party or by which the Issuer’s properties or assets are bound, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

g.Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Issuer of this Subscription Agreement (including, without limitation, the issuance of the Acquired Shares), other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement (as defined below), (ii) filings required by applicable state or federal securities laws, (iii) the filings required in accordance with Section 9(n), (iv) those required by the New York Stock Exchange or such other applicable stock exchange on which the Issuer’s Class A Shares are then listed (the “Stock Exchange”), including with respect to obtaining stockholder approval, and (v) the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect or have a material adverse effect on the Issuer’s ability to consummate the transactions contemplated hereby, including the sale and issuance of the Acquired Shares.

h.The authorized capital stock of the Issuer consists of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”), (ii) 70,000,000 Class A Shares, and (iii) 12,500,000 shares of Class B common stock, par value $0.0001 per share (“Class B Shares”). As of the date hereof and as of immediately prior to the Closing: (1) no shares of Preferred Stock are issued and outstanding, (2) 27,600,000 Class A Shares are issued and outstanding, (3) 6,900,000 Class B Shares are issued and outstanding, (4) 13,800,000 public warrants, each entitling the holder thereof to purchase one Class A Share at an exercise price of $11.50 per Class A Share, and (5) 7,270,000 private placement warrants, each entitling the holder thereof to purchase one Class A Share at an exercise price of $11.50 per Class A Share, are outstanding. All (i) issued and outstanding Class A Shares and Class B Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to preemptive rights and (ii) outstanding warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except as set forth above and pursuant to the Other Subscription Agreements and the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any Class A Shares, Class B Shares, or other equity interests in the Issuer, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, the Issuer has no subsidiaries (other than Merger Sub) and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than (A) as set forth in the SEC Documents (as defined below) and (B) as contemplated by the Transaction Agreement.

i.The issued and outstanding Class A Shares are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on the Stock Exchange. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by the Stock Exchange or the Commission with respect to any intention by such entity to deregister the Class A Shares or prohibit or terminate the listing of the Class A Shares on the Stock Exchange. The Issuer has taken no action that is designed to terminate the registration of the Class A Shares under the Exchange Act. As of the Closing Date, the Acquired Shares will be approved for listing on the Stock Exchange, subject to official notice of issuance.

j.Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Acquired Shares by the Issuer to Subscriber in the manner contemplated by this Subscription Agreement.

k.Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

l.The Issuer has not entered into any side letter or similar agreement with any Other Subscriber or any other investor in connection with such Other Subscriber’s or such other investor’s direct or indirect investment in the Issuer other than (i) the Transaction Agreement, and (ii) the Other Subscription Agreements. The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement and reflect the same Share Purchase Price and terms that are no more favorable to any such Other Subscriber thereunder than the terms of this Subscription Agreement.

m.The Issuer has made available to Subscriber (including via the Commission’s EDGAR system) a copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer with the Commission since its initial registration of the Class A Shares (the “SEC Documents”), which SEC Documents, as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act applicable to the SEC Documents and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document) contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, with respect to the proxy statement to be filed by the Issuer with respect to the Transaction or any of its affiliates included in any SEC Document or filed as an exhibit thereto, the representation and warranty in this sentence is made to the Issuer’s knowledge. The Issuer has timely filed each report, statement, schedule, prospectus, and registration statement that the Issuer was required to file with the Commission since its inception. There are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Documents.

n.Except for such matters as have not had and would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, as of the date hereof, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Issuer, threatened against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

o.Except for placement fees payable to Credit Suisse Securities (USA) LLC, Jefferies LLC, and PJT Partners LP in their capacity as placement agents for the offer and sale of the Acquired Shares (in such capacity, the “Placement Agents”), the Issuer has not paid, and is not obligated to pay, any brokerage, finder’s or other commission or similar fee in connection with its issuance and sale of the Acquired Shares, including, for the avoidance of doubt, any fee or commission payable to any stockholder or affiliate of the Issuer.

p.None of the Issuer, its subsidiaries or any of their affiliates, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Acquired Shares under the Securities Act, whether through integration with prior offerings pursuant to Rule 502(a) of the Securities Act or otherwise.

q.The Issuer has not received any written communication from a governmental entity alleging that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

r.The Issuer is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect.

4.Subscriber Representations and Warranties. Subscriber represents and warrants that:

a.Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

b.This Subscription Agreement has been duly authorized, executed and delivered by Subscriber. This Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

c.The execution and delivery by Subscriber of this Subscription Agreement, and the performance by Subscriber of its obligations under this Subscription Agreement, including the purchase of the Acquired Shares and the consummation of the other transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would be reasonably likely to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Subscription Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would be reasonably likely to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Subscription Agreement.

d.Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A promulgated under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (5), (6), (7), (10), (11) or (12) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) is acquiring the Acquired Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Shares, unless Subscriber is a newly formed entity in which all of the equity owners are accredited investors and is an “institutional account” as defined by FINRA Rule 4512(c).

e.Subscriber understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares have not been registered under the Securities Act or any other securities laws of the United States or any other jurisdiction. Subscriber acknowledges that it is acquiring its entire beneficial ownership interest in the Acquired Shares for Subscriber’s own account for investment purposes only and not with a view to any distribution of the Acquired Shares in any manner that would violate the securities laws of the United States or any other jurisdiction. Subscriber understands that the Acquired Shares may not be resold, Transferred (as defined herein), pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 promulgated under the Securities Act, absent a change in law, receipt of regulatory no-action relief or an exemption, provided that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including without limitation sales conducted pursuant to Rule 144 promulgated under the Securities Act), and that any certificates or book entry records representing the Acquired Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or Transfer of any of the Acquired Shares. For purposes of this Subscription Agreement, “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through any derivative transactions.

f.Subscriber understands and agrees that Subscriber is purchasing the Acquired Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to Subscriber by the Issuer, Sarcos, the Placement Agents or any of their respective affiliates, or any of their respective subsidiaries, control persons, officers, directors, employees, partners, agents or representatives or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer included in this Subscription Agreement.

g.Subscriber’s acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

h.In making its decision to subscribe for and purchase the Acquired Shares, Subscriber represents that it has relied solely upon its own independent investigation and the Issuer’s representations and warranties in Section 3. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Issuer, Sarcos, the Placement Agents or any of their respective affiliates, or any of their respective control persons, officers, directors, employees, partners, agents or representatives, concerning the Issuer, Sarcos or the Acquired Shares or the offer and sale of the Acquired Shares or Subscriber’s decision to purchase the Acquired Shares. Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Shares, including with respect to the Issuer and the Transaction. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares.

i.Subscriber became aware of this offering of the Acquired Shares solely by means of direct contact between Subscriber and the Issuer or the Placement Agents, and the Acquired Shares were offered to Subscriber solely by direct contact between Subscriber and the Issuer or the Placement Agents. Subscriber did not become aware of this offering of the Acquired Shares, nor were the Acquired Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Issuer represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j.Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares. Subscriber qualifies as a sophisticated institutional investor and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment, both in general and with regard to transactions in, and investment strategies involving, securities, including Subscriber’s investment in the Acquired Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision.

k.Subscriber acknowledges and agrees that (a) the Placement Agents are acting solely as placement agents in connection with the Subscription and are not acting as underwriters or in any other capacity and are not and shall not be construed as a fiduciary for Subscriber, the Issuer or any other person or entity in connection with the Subscription, (b) neither the Placement Agents nor any affiliate of any of the Placement Agents (nor any officer, director, employee or representative of any of the Placement Agents or any affiliate thereof) have made, or will make, any representation or warranty, whether express or implied, of any kind or character and have not provided, and will not provide, any advice or recommendation in connection with the Subscription, (c) the Placement Agents will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Subscription or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Issuer or the Subscription, (d) the Placement Agents shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber, the Issuer or any other person or entity), whether in contract, tort or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the Subscription, (e) the Placement Agents and their affiliates have not made an independent investigation with respect to the Issuer or the Acquired Shares or the accuracy, completeness or adequacy of any information supplied to Subscriber by the Issuer, and (f) the Placement Agents have not prepared a disclosure or offering document in connection with the offer and sale of the Acquired Shares.

l.Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

m.Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Shares or made any findings or determination as to the fairness of an investment in the Acquired Shares.

n.Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons, the Executive Order 13599 List, the Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, each of which is administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) (collectively “OFAC Lists”), (ii) owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Sudan,

Syria, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. Subscriber represents that, if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC Lists. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Acquired Shares were legally derived.

o.If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (together with the ERISA Plans, the “Plans”), then Subscriber represents and warrants that it has not relied on the Issuer or any of its affiliates (the “Transaction Parties”) for investment advice as the Plan’s fiduciary with respect to its decision to acquire and hold the Acquired Shares, and none of the Transaction Parties shall at any time be relied on as the Plan’s fiduciary with respect to any decision to acquire and hold the Acquired Shares.

p.At the Closing, Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2(b)(i).

5.Additional Subscriber Agreement. Subscriber hereby represents, warrants, covenants and agrees that, during the 30-day period immediately prior to the date hereof and from the date hereof until the Closing Date (or earlier termination of this Subscription Agreement), neither Subscriber nor any person or entity acting on behalf of Subscriber or pursuant to any understanding with Subscriber has or will engage in any Short Sales with respect to securities of the Issuer. For purposes of this Section 5, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (a) nothing herein shall prohibit entities under common management or that share an investment advisor with Subscriber that have no knowledge of this Subscription Agreement or of Subscriber’s participation in the Transaction (including Subscriber’s controlled affiliates and/or affiliates) from entering into any Short Sales  and (b) in the case of a Subscriber that is a multi- managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 5 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Acquired Shares covered by this Subscription Agreement. The Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Acquired Shares may be pledged by Subscriber in connection with a bona fide margin agreement, provided such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge, and Subscriber effecting a pledge of Acquired Shares shall not be required to provide the Issuer with any notice thereof; provided, however, that neither the Issuer nor their counsel shall be required to take any action (or refrain from taking any action) in connection with any such pledge, other than providing any such lender of such margin agreement with an acknowledgment that the Acquired Shares are not subject to any contractual prohibition on pledging or lock up, the form of such acknowledgment to be subject to review and comment by the Issuer in all respects.

6.Registration Rights.

a.The Issuer agrees that, within thirty (30) calendar days after the consummation of the Transaction, the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Acquired Shares (the “Registration Statement”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 75th calendar day (or 105th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Closing and (ii) the 10th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that the Issuer’s obligations to include the Acquired Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Acquired Shares as shall be reasonably requested by the Issuer to effect the registration of the Acquired Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder, provided that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares.   Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Acquired Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Acquired Shares which is equal to the maximum number of Acquired Shares as is permitted by the Commission. In such event, the number of Acquired Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Acquired Shares under Rule 415 under the Securities Act, the Issuer shall amend the Registration Statement or file a new Registration Statement to register such Acquired Shares not included in the initial Registration Statement and cause such amendment or Registration Statement to become effective as promptly as practicable. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within one (1) business day thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act. The Issuer will provide a draft of the Registration Statement to Subscriber for review at least two (2) business days in advance of filing the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the Commission, in which case Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Issuer.

b.In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Issuer shall:

(i)except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (1) Subscriber ceases to hold any Acquired Shares or (2) the date all Acquired Shares held by Subscriber may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 promulgated under the Securities Act and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (3) two years from the Effective Date of the Registration Statement.

(ii)advise Subscriber within three (3) business days:

(1)when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2)of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(3)of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Acquired Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(4)subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (1) through (4) above may constitute material, nonpublic information regarding the Issuer;

(iii)use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

(iv)upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Acquired Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v)use its commercially reasonable efforts to cause all Acquired Shares to be listed on each securities exchange or market, if any, on which the Class A Shares issued by the Issuer have been listed;

(vi)use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Acquired Shares contemplated hereby and to enable Subscriber to sell the Acquired Shares under Rule 144; and

(vii)remove the legend described in Section 2(b)(ii) (or instruct its transfer agent to so remove such legend) from the Acquired Shares if (1) the Registration Statement has become effective under the Securities Act, (2) such Acquired Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Issuer), or (3) such Acquired Shares are eligible for sale under Rule 144, without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Each applicable holder agrees to provide the Issuer, its counsel and/or the transfer agent with evidence reasonably requested by it in order to cause the removal of the legend described in Section 2(b)(ii) (the “Representations”). If a legend is no longer required pursuant to the foregoing, the Issuer will, no later than three (3) business days following request by the holder, cause the transfer agent for the Acquired Shares (the “Transfer Agent”) to remove any restrictive legends related to the book entry account holding such Acquired Shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends, subject to the delivery by an applicable holder to the Issuer or the Transfer Agent (with notice to the Issuer) of a legended certificate or instrument representing Acquired Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and the Representations. Certificates for Acquired Shares free from all restrictive legends may be transmitted by the Transfer Agent to the applicable holders by crediting the account of the applicable holder’s prime broker with DTC as directed by such applicable holder. The Issuer shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

c.Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event the Issuer’s board of directors reasonably believes, upon the advice of legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than three (3) occasions or for more than ninety (90) consecutive calendar days, or more than one hundred eighty (180) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Acquired Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Acquired Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (1) to the extent Subscriber is required to retain a copy of such prospectus (x) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre- existing document retention policy or (2) to copies stored electronically on archival servers as a result of automatic data back-up.

d.Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by Section 6(c); provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 6(d)) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

e.The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), the officers, directors, employees, advisors and agents of Subscriber and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Issuer of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 6, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or Subscriber has omitted a material fact from such information; provided, however, that the Issuer shall not be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (1) in reliance upon and in conformity with written information furnished by Subscriber, (2) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner or (3) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 6(c) hereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the Transfer of the Acquired Shares by Subscriber.

f.Subscriber shall, severally and not jointly with any other person that is a party to the Other Subscription Agreements, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, (i) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or (ii) arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, with respect to (i) and/or (ii), to the extent, but only to the extent, that such untrue or alleged untrue statements or omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the Transfer of the Acquired Shares by Subscriber.

g.Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

7.Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with the terms therein, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Sections 2(c) and 2(d) are not satisfied on or prior to the Closing Date and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing, or (d) November 5, 2021, if the Closing has not occurred by such date; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover out-of-pocket losses, liabilities or damages arising from such breach. The Issuer shall promptly notify in writing Subscriber of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 7, any Purchase Price paid by the Subscriber to the Issuer in connection herewith shall be promptly returned to the Subscriber without any deduction for or on account of any tax withholding, charges or set-off, whether or not the Transaction shall have been consummated.

8.Trust Account Waiver. Reference is made to the final prospectus of the Issuer, filed with the Securities and Exchange Commission (File No. 333-251521) (the “Prospectus”), and dated as of January 14, 2021. Subscriber understands that the Issuer has established a trust account containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (collectively, with interest accrued from time to time thereon, the “Trust Account”) initially in an approximate amount of $276 million for the benefit of the Issuer’s public stockholders (the “Public Stockholders”) and certain parties (including the underwriters of the IPO) and that, except with respect to interest earned on the funds held in the Trust Account that may be released to the Issuer to pay its taxes, if any, the Issuer may disburse monies from the Trust Account only: (i) to the Public Stockholders if they elect to redeem Class A Shares in connection with the consummation of the Issuer’s initial business combination (as such term is used in the Prospectus) (the “Business Combination”) or in connection with an amendment to the Issuer’s certificate of incorporation, (ii) to the Public Stockholders if the Issuer fails to consummate a Business Combination within 18 months from the closing of the IPO, or (iii) to the Issuer after or concurrently with the consummation of a Business Combination. For and in consideration of the Issuer entering into this Agreement, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby irrevocably waives any right, title, interest or claim of any kind in or to any monies in the Trust Account now or in the future (or distributions therefrom other than distributions to the Issuer) with respect to claims arising out of this Subscription Agreement, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability, and will not seek recourse against the Trust Account (including any distributions therefrom other than distributions to the Issuer) for such claims arising out of this Subscription Agreement or the transactions contemplated hereby; provided, however, that nothing in this Section 8 shall (i) serve to limit or prohibit the Subscriber’s right to pursue a claim against the Issuer for legal relief against assets held outside the Trust Account (so long as such claim would not affect the Issuer’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of the Issuer), for specific performance or other equitable relief in connection with this Subscription Agreement to the extent permitted hereunder, (ii) serve to limit or prohibit any claims that the Subscriber may have in the future against the Issuer’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) (so long as such claim would not affect the Issuer’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of the Issuer) or (iii) be deemed to limit the Subscriber’s right, title, interest or claim to the Trust Account by virtue of the Subscriber’s record or beneficial ownership of Class A Shares acquired by any means other than pursuant to this Subscription Agreement.

9.Miscellaneous.

a.Each party hereto acknowledges that the other party hereto will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties made by such party as set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agents may rely on and are third-party beneficiaries of the representations and warranties of Subscriber contained in Section 4.

b.Each of the Issuer and Subscriber is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.

c.Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Acquired Shares, if any) may be transferred or assigned without the prior written consent of the Issuer; provided that the consent of the Issuer (i) shall not be unreasonably withheld or delayed in connection with a proposed assignment to any fund or account managed by the same investment manager as the Subscriber or an affiliate thereof (each an “Affiliated Entity”) and (ii) shall not be required in connection with a proposed assignment to an Affiliated Entity of equal creditworthiness to Subscriber, subject in each case to such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement (that requires transferee or assignee to make the same representations and warranties as Subscriber in Section 4) or a separate subscription agreement in the same form as this Subscription Agreement, and updating Schedule A hereto. Neither this Subscription Agreement nor any rights that may accrue to the Issuer hereunder or any of the Issuer’s obligations may be transferred or assigned other than pursuant to the Transaction.

d.All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

e.The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Shares, and Subscriber shall provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Issuer agrees to keep any such information provided by Subscriber confidential.

f.The Issuer shall not provide to any “foreign person” (as defined in Section 721 of the U.S. Defense Production Act of 1950, as amended, including any implementing regulations (the “DPA”)), nor shall any Subscriber that is a foreign person seek or obtain, any of the following rights in the Issuer pursuant to this Agreement: (i) access to any “material nonpublic technical information” (as defined in the DPA) in the possession of the Issuer; (ii) membership or observer rights on the board of directors or equivalent governing body of the Issuer or the right to nominate an individual to a position on the board of directors or equivalent governing body of the Issuer; (iii) any involvement, other than through the voting of shares, in the substantive decision-making of the Issuer regarding (x) the use, development, acquisition, or release of any “critical technology” (as defined in the DPA), (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by the Issuer, or (z) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA); or (iv) “control” of the Issuer (as defined in the DPA).

g.This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

h.Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j.This Subscription Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

k.Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

l.Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iv) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)	if to Subscriber, to such address or addresses set forth on the signature page hereto;

(ii)	if to the Issuer, to:

Rotor Acquisition Corp.

405 Lexington Avenue

New York, New York 10174

Attn: Amy Salerno

E-mail: info@rotoracquisition.com

with a required copy to (which copy shall not constitute notice):

Gibson, Dunn & Crutcher LLP

1050 Connecticut Avenue, N.W.

Washington, DC 20036-5306

Attention: Mark Director; Evan D’Amico

Email: mdirector@gibsondunn.com; edamico@gibsondunn.com

m.This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9(l) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(m).

n.The Issuer shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transaction, and any other material, nonpublic information that the Issuer has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Issuer’s knowledge, Subscriber shall not be in possession of any material, nonpublic information received from the Issuer or any of its officers, directors, employees or agents. Notwithstanding anything in this Subscription Agreement to the contrary, the Issuer shall not, without the prior written consent of Subscriber, publicly disclose the name of Subscriber or any of its advisors or affiliates, or include the name of Subscriber or any of its advisors or affiliates (i) in any press release or marketing materials or (ii) in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities law in connection with the Registration Statement, (B) in the filing of this Subscription Agreement with the Commission and in the related Current Report on Form 8-K in a manner acceptable to the undersigned, or (C) to the extent such disclosure is required by law, at the request of the Staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (C).

o.This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by each of the parties hereto.

p.The parties agree that irreparable damage would occur if any provision of this Subscription Agreement were not performed in accordance with the terms hereof or were otherwise breached, and accordingly, that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, or to enforce specifically the performance of the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 9(m), in addition to any other remedy to which any party is entitled at law, in equity, in contract, in tort or otherwise.

q.The obligations of the Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber under the Other Subscription Agreements, and the Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber. The decision of the Subscriber to purchase the Acquired Shares pursuant to this Subscription Agreement has been made by the Subscriber independently of any Other Subscriber and independently of any information, materials, statements opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer, Sarcos or any of their respective subsidiaries which may have been made or given by any Other Subscriber or by any agent or employee of any Other Subscriber, and neither the Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber (or to any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by the Subscriber or any Other Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscriber and any Other Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and any Other Subscriber are in any way acting in concert or as a “group” (within the meaning of Section 13(d) of the Exchange Act) with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. The Subscriber acknowledges that no Other Subscriber has acted as agent for the Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of the Subscriber in connection with monitoring its investment in the Acquired Shares or enforcing its rights under this Subscription Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the Issuer has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

ROTOR ACQUISITION CORP.

By:
Name:
Title:

IN WITNESS WHEREOF, the Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

Name of Subscriber:	State/Country of Formation or Domicile:
By:
Name:
Title:
Name in which Shares are to be registered (if different):
Subscriber EIN:
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Email address:

Number of Shares subscribed for:
Aggregate Subscription Amount: $	Price Per Share: $10.00

You must pay the Aggregate Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

[Signature Page to Subscription Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

☐	Subscriber is subscribing for the Acquired Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a QIB.

*** OR ***

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and has checked below the box(es) for the applicable provision under which Subscriber qualifies as such:

☐

Subscriber is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, limited liability company or partnership not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000.

☐	Subscriber is a “private business development company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	Subscriber is a “bank” as defined in Section 3(a)(2) of the Securities Act.

☐	Subscriber is a “savings and loan association” or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	Subscriber is a broker or dealer registered pursuant to Section 15 of the Exchange Act.

☐	Subscriber is an “insurance company” as defined in Section 2(a)(13) of the Securities Act.

☐	Subscriber is an investment company registered under the Investment Company Act of 1940.

☐	Subscriber is a “business development company” as defined in Section 2(a)(48) of the Investment Company Act of 1940.

☐	Subscriber is a “Small Business Investment Company” licensed by the U.S. Small Business Administration under either Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐

Subscriber is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000.

☐

Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is one of the following.

☐	A bank;

☐	A savings and loan association;

☐	A insurance company; or

☐	A registered investment adviser.

☐	Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000.

☐

Subscriber is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 that is a self-directed plan with investment decisions made solely by persons that are accredited investors.

☐

Subscriber is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered by the Issuer in this offering, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐

Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For the purposes of calculating joint net worth, joint net worth can be the aggregate net worth of the investor and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.

☐

Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐

Subscriber is a natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status.

☐

Subscriber is a natural person who is a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940, of the Issuer of the securities being offered or sold where the Issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

☐

Subscriber is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 that was not formed for the specific purpose of acquiring the securities of the Issuer being offered in this offering, with total assets in excess of $5,000,000 and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

*** AND ***

C.	AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER:

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

ANNEX E

SARCOS ROBOTICS AND TECHNOLOGY CORPORATION

2021 EQUITY INCENTIVE PLAN

1.Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide additional incentive to Employees, Directors and Consultants, and
•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2.Definitions.  As used herein, the following definitions will apply:

2.1“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

2.2“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.

2.4“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

2.5“Board” means the Board of Directors of the Company.

2.6“Change in Control” means the occurrence of any of the following events:

(a)Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control.  Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a).  For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b)Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C).  For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7“Code” means the U.S. Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.8“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

2.9“Common Stock” means the common stock of the Company.

2.10“Company” means Sarcos Robotics and Technology Corporation, a Delaware corporation, or any successor thereto.

2.11“Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

2.12“Director” means a member of the Board.

2.13“Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.14“Effective Date” means the date of the consummation of the merger by and between the Company, Sarcos Corp., and certain other parties, pursuant to that certain Agreement and Plan of Merger dated April 5, 2021 (such merger, the “Merger”).

2.15“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.17“Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.18“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose.  The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.19“Fiscal Year” means the fiscal year of the Company.

2.20“Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

2.21“Inside Director” means a Director who is an Employee.

2.22“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.23“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24“Option” means a stock option granted pursuant to the Plan.

2.25“Outside Director” means a Director who is not an Employee.

2.26“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

2.27“Participant” means the holder of an outstanding Award.

2.28“Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.

2.29“Performance Period” means Performance Period as defined in Section 10.1.

2.30“Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.31“Plan” means this 2021 Equity Incentive Plan, as may be amended from time to time.

2.32“Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

2.33“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.34“Rule 16b‑3” means Rule 16b‑3 of the Exchange Act or any successor to Rule 16b‑3, as in effect when discretion is being exercised with respect to the Plan.

2.35“Section 16b” means Section 16(b) of the Exchange Act.

2.36“Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.37“Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.38“Service Provider” means an Employee, Director or Consultant.

2.39“Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

2.40“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.41“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

2.42“Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.43“U.S. Treasury Regulations” means the Treasury Regulations of the Code.  Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.Stock Subject to the Plan.

3.1Stock Subject to the Plan.  Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to (a) 30,000,000 Shares, plus (b) any shares of the Company’s common stock subject to stock options, awards of restricted stock, awards of restricted stock units, or other awards that are assumed in the Merger (“Assumed Awards”) and that, on or after the Effective Date, are cancelled, expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan pursuant to clause (b) equal to [_____] Shares. In addition, Shares may become available for issuance under Section Error! Reference source not found..  The Shares may be authorized but unissued, or reacquired Common Stock.

3.2Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares isused) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 0, plus, to the extent allowable under Code Section 422 and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 0.

3.3Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.Administration of the Plan.

4.1Procedure.

4.1.1Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

4.1.2Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.2Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a)to determine the Fair Market Value;

(b)to select the Service Providers to whom Awards may be granted hereunder;

(c)to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

(d)to approve forms of Award Agreements for use under the Plan;

(e)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;

(f)to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program;

(g)to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(h)to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non‑U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non‑U.S. laws, in each case as the Administrator may deem necessary or advisable;

(i)to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);

(j)to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;

(k)to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(l)temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes;

(m)to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(n)to make all other determinations deemed necessary or advisable for administering the Plan.

4.3Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5.Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.Stock Options.

6.1Grant of Options.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

6.2Option Agreement.  Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

6.3Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  Notwithstanding such designation, however, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options.  For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the shares will be determined as of the time the option with respect to such shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.

6.4Term of Option.  The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

6.5Option Exercise Price and Consideration.

6.5.1Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.  Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

6.5.2Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by

Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.6Exercise of Option.

6.6.1Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and such Participant’s spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise such Participant’s Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 0.  Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to such Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately.  If after such cessation the Participant does not exercise such Participant’s Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.3Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise such Participant’s Option within six (6) months of cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 0, as applicable) to the extent the Option is vested on such date of cessation.  Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of cessation the Participant is not vested as to such Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately.  If after such cessation the Participant does not exercise such Participant’s Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.4Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 0, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator.  If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”).  If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider.  Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to such Participant’s entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.5Tolling Expiration.  A Participant’s Award Agreement may also provide that:

(a)if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b)if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.Stock Appreciation Rights.

7.1Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

7.2Number of Shares.  The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

7.3Exercise Price and Other Terms.  The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.4Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

7.5Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.  Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.

7.6Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b)The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.Restricted Stock.

8.1Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

8.2Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.  The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3Transferability.  Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

8.5Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.8Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.Restricted Stock Units.

9.1Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

9.2Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

9.4Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.5Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.Performance Awards.

10.1Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines.  Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

10.2Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.3Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.

10.5Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.

11.Outside Director Award Limitations.  No Outside Director may be granted, in any Fiscal Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $500,000, provided that such amount is increased to $750,000 in the Fiscal Year of the individual’s initial service as an Outside Director.  Any Awards or other compensation provided to an individual (a) for the individual’s services as an Employee, or for the individual’s services as a Consultant other than as an Outside Director, or (b) prior to the closing of the Merger, will be excluded for purposes of this Section 11.

12.Compliance With Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

13.Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.Limited Transferability of Awards.  Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6), and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.

15.2Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

15.3Merger or Change in Control.  In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing.  In taking any of the actions permitted under this Section 0, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise such Participant’s outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.  In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 0 and Section Error! Reference source not found. below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 0 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 0 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

15.4Outside Director Awards.  With respect to Awards granted to an Outside Director while such individual was an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Outside Director will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Parent or Subsidiaries, as applicable.

16.Tax Withholding.

16.1Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non‑U.S., and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment.  The amount of the withholding obligation will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion.  The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17.No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.

18.Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.Term of Plan.  Subject to Section 23 of the Plan, the Plan will become effective upon the later to occur of (a) its adoption by the Board, (b) approval by the Company’s stockholders, or (c) the time as of immediately prior to the completion of the Merger.  The Plan will continue in effect until terminated under Section 20 of the Plan, but no Options that qualify as incentive stock options within the meaning of Code Section 422 may be granted after ten (10) years from the earlier of the Board or stockholder approval of the Plan.

20.Amendment and Termination of the Plan.

20.1Amendment and Termination.  The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.Conditions Upon Issuance of Shares.

21.1Legal Compliance.  Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2Investment Representations.  As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.Inability to Obtain Authority.  If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non‑U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23.Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

24.Forfeiture Events.  The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, without limitation, termination of such Participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as a employee and/or other service provider.  Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”).  The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property.  Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

*          *          *

ANNEX F

SARCOS ROBOTICS AND TECHNOLOGY CORPORATION

2021 EMPLOYEE STOCK PURCHASE PLAN

1.Purpose.  The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions.  The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “423 Component”) and a component that is not intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “Non‑423 Component”).  The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Code Section 423.  In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non‑423 Component that does not qualify as an “employee stock purchase plan” under Code Section 423; an option granted under the Non‑423 Component will provide for substantially the same benefits as an option granted under the 423 Component, except that a Non‑423 Component option may include features necessary to comply with applicable non‑U.S. laws pursuant to rules, procedures or sub‑plans adopted by the Administrator.  Except as otherwise provided herein or by the Administrator, the Non‑423 Component will operate and be administered in the same manner as the 423 Component.

2.Definitions.

2.1“Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 4.

2.2“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity‑based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non‑U.S. country or jurisdiction where options are, or will be, granted under the Plan.

2.3“Board” means the Board of Directors of the Company.

2.4“Change in Control” means the occurrence of any of the following events:

(a)Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be

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considered a Change in Control.  Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a).  For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b)Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C).  For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 0, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

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Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.5“Code” means the U.S. Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.6“Committee” means a committee of the Board appointed in accordance with Section 4 hereof.

2.7“Common Stock” means the common stock of the Company.

2.8“Company” means Sarcos Robotics and Technology Corporation , a Delaware corporation, or any successor thereto.

2.9“Compensation” means an Eligible Employee’s base straight time gross earnings, but exclusive of payments for overtime, shift premium, commissions, incentive compensation, equity compensation, bonuses and other similar compensation.  The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

2.10“Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

2.11“Designated Company” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan.  For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non‑423 Component.

2.12“Director” means a member of the Board.

2.13“Effective Date” means the date of the consummation of the merger by and between the Company, Sarcos Corp., and certain other parties, pursuant to that certain Agreement and Plan of Merger dated April 5, 2021 (such merger, the “Merger”).

2.14“Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/or number of months in any calendar year established by the Administrator (if required under Applicable Laws) for purposes of any separate Offering or for Participants in the Non‑423 Component.  For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave

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of absence that the Employer approves or is legally protected under Applicable Laws with respect to the Participant’s participation in the Plan.  Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.  The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (for each Offering under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by U.S. Treasury Regulations Section 1.423‑2) that the definition of Eligible Employee will or will not include an individual if he or she: (a) has not completed at least two (2) years of service since the individual’s last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (b) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (c) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (d) is a highly compensated employee within the meaning of Code Section 414(q), or (e) is a highly compensated employee within the meaning of Code Section 414(q) with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering under the 423 Component in an identical manner to all highly compensated individuals of the Employer whose employees are participating in that Offering.  Each exclusion will be applied with respect to an Offering under the 423 Component in a manner complying with U.S. Treasury Regulations Section 1.423‑2(e)(2)(ii).  Such exclusions may be applied with respect to an Offering under the Non‑423 Component without regard to the limitations of U.S. Treasury Regulations Section 1.423‑2.

2.15“Employer” means the employer of the applicable Eligible Employee(s).

2.16“Enrollment Date” means the first Trading Day of each Offering Period.

2.17“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.18“Exercise Date” means the last Trading Day of a Purchase Period.  Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 18, the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date(s) that otherwise would have occurred on the last Trading Day of such Purchase Period.

2.19“Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a)If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing

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sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

2.20“Fiscal Year” means the fiscal year of the Company.

2.21“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

2.22“Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 6.  For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering.  To the extent permitted by U.S. Treasury Regulations Section 1.423‑2(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulations Section 1.423‑2(a)(2) and (a)(3).

2.23“Offering Period” means a period beginning on such date as may be determined by the Administrator, in its discretion, and ending on such Exercise Date as may be determined by the Administrator, in its discretion, during which an option granted pursuant to the Plan may be exercised.  The duration and timing of Offering Periods may be changed pursuant to Sections 6 and 18.

2.24“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

2.25“Participant” means an Eligible Employee that participates in the Plan.

2.26“Plan” means this Sarcos Robotics and Technology Corporation  2021 Employee Stock Purchase Plan.

2.27“Purchase Period” means the period during an Offering Period and during which shares of Common Stock may be purchased on behalf of Participants thereunder in

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accordance with the terms of the Plan.  Purchase Periods will have such duration as determined by the Administrator, commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date.  Unless the Administrator provides otherwise, a Purchase Period in an Offering Period will have the same duration as, and coincide with the length of, such Offering Period.

2.28“Purchase Price” means an amount equal to eighty‑five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for any Offering Period by the Administrator subject to compliance with Code Section 423 (or any successor rule or provision or any other Applicable Laws, regulation or stock exchange rule) or pursuant to Section 18.

2.29“Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.30“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

2.31“Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.32“U.S. Treasury Regulations” means the Treasury Regulations of the Code.  Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.Stock Subject to the Plan.  Subject to adjustment upon changes in capitalization of the Company as provided in Section 17 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 3,000,000 shares of Common Stock.  The shares of Common Stock may be authorized, but unissued, or reacquired Common Stock.

4.Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws.  The Administrator will have full and exclusive discretionary authority to

(a)construe, interpret and apply the terms of the Plan,

(b)delegate ministerial duties to any of the Company’s employees,

(c)designate separate Offerings under the Plan,

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(d)designate Subsidiaries as participating in the 423 Component or Non‑423 Component,

(e)determine eligibility,

(f)adjudicate all disputed claims filed under the Plan, and

(g)establish such procedures that it deems necessary or advisable for the administration of the Plan (including, without limitation, to adopt such procedures, sub‑plans, and appendices to the enrollment agreement as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub‑plans and appendices may take precedence over other provisions of this Plan, with the exception of Section 3 hereof, but unless otherwise superseded by the terms of such sub‑plan or appendix, the provisions of this Plan will govern the operation of such sub‑plan or appendix).  Unless otherwise determined by the Administrator, the Eligible Employees eligible to participate in each sub‑plan will participate in a separate Offering under the 423 Component, or if the terms would not qualify under the 423 Component, in the Non‑423 Component, in either case unless such designation would cause the 423 Component to violate the requirements of Code Section 423.

Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements.  The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulations Section 1.423‑2(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non‑U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S.  Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

5.Eligibility.

5.1Offering Periods.  Any Eligible Employee on a given Enrollment Date will be eligible to participate in the Plan, subject to the requirements of Section 7.

5.2Non‑U.S. Employees.  Eligible Employees who are citizens or residents of a non‑U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Code Section 7701(b)(1)(A))) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Code Section 423.  In the case of the Non‑423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employee is not advisable or practicable.

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5.3Limitations.  Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (a) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Code Section 424(d)) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (b) to the extent that the Participant’s rights to purchase stock under all employee stock purchase plans (as defined in Code Section 423) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty‑five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Code Section 423 and the regulations thereunder.

6.Offering Periods.  The Plan will be implemented by Offering Periods as established by the Administrator from time to time.  Offering Periods will expire on the earliest to occur of (a) the completion of the purchase of shares on the last Exercise Date occurring within twenty‑seven (27) months of the applicable Enrollment Date on which the option to purchase shares was granted under the Plan, or (b) such shorter period established prior to the Enrollment Date of the Offering Period by the Administrator, from time to time, in its discretion, on a uniform and nondiscriminatory basis, for all options to be granted on such Enrollment Date.  The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty‑seven (27) months.

7.Participation.  An Eligible Employee may participate in the Plan pursuant to Section 0 by (a) submitting to the Company’s stock administration office (or its designee), a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit A), or (b) following an electronic or other enrollment procedure determined by the Administrator, in either case, on or before a date determined by the Administrator prior to an applicable Enrollment Date.

8.Contributions.

8.1Contribution Amounts.  At the time a Participant enrolls in the Plan pursuant to Section 7, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation, which he or she receives on each pay day during the Offering Period; provided, however, that unless and until determined otherwise by the Administrator, should a pay day occur on an Exercise Date, a Participant will have any Contributions made on such day applied to the Participant’s account under the then-current Purchase Period or Offering Period (i.e., for which the Exercise Date occurs on such day).

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8.2Contribution Methods.  The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Offering Period.  A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 12 hereof (or Participant’s participation is terminated as provided in Section 13 hereof).

(a)In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 12 hereof (or Participant’s participation is terminated as provided in Section 13 hereof).

(b)All Contributions made for a Participant will be credited to the Participant’s account under the Plan and Contributions will be made in whole percentages of the Participant’s Compensation only.  A Participant may not make any additional payments into such account.

8.3Participant Changes to Contributions.  A Participant may discontinue the Participant’s participation in the Plan as provided under Section 12.  Until and unless determined otherwise by the Administrator, in its sole discretion, during any Offering Period, a Participant may not increase the rate of such Participant’s Contributions and may decrease the rate of such Participant’s Contributions only one (1) time, provided that such decrease is to a Contribution rate of zero percent (0%).  In addition, until and unless determined otherwise by the Administrator, in its sole discretion, during any Offering Period, a Participant may increase or decrease the rate of such Participant’s Contributions (as a whole percent to a rate between zero percent (0%) and the maximum percentage specified in Section 0), which Contribution rate adjustment will become effective upon the commencement of the next Offering Period and remain in effect for subsequent Offering Periods and, except as set forth in the immediately preceding sentence, any such adjustment will not affect the Contribution rate for any ongoing Offering Period.

(a)A Participant may make a Contribution rate adjustment pursuant to this Section 0 by (A) properly completing and submitting to the Company’s stock administration office (or its designee), a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose, or (B) following an electronic or other procedure prescribed by the Administrator, in either case, on or before a date determined by the Administrator prior to (x) the scheduled beginning of the first Offering Period to be affected or (y) an applicable Exercise Date, as applicable.  If a Participant has not followed such procedures to change the rate of Contributions, the rate of such Participant’s Contributions will continue at the originally elected rate throughout the Offering Period and future Offering Periods (unless the Participant’s participation is terminated as provided in Sections 12 or 13).

(b)The Administrator may, in its sole discretion, limit or amend the nature and/or number of Contribution rate changes (including to permit, prohibit and/or limit increases and/or decreases to rate changes) that may be made by Participants during any Purchase

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Period or Offering Period, and may establish such other conditions or limitations as it deems appropriate for Plan administration.

(c)Except as provided by this Section 0, any change in Contribution rate made pursuant to this Section 0 will be effective as of the first full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in Contribution rate earlier).

8.4Other Contribution Changes.  Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423(b)(8) and Section 0 hereof (which generally limit participation in an Offering Period pursuant to certain Applicable Laws), a Participant’s Contributions may be decreased to zero percent (0%) by the Administrator at any time during an Offering Period (or a Purchase Period, as applicable).  Subject to Code Section 423(b)(8) and Section 0 hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period (or Purchase Period, as applicable) scheduled to end in the following calendar year, unless the Participant’s participation has terminated as provided in Sections 12 or 13.

8.5Cash Contributions.  Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Participants to participate in the Plan via cash contributions instead of payroll deductions if (a) payroll deductions are not permitted or advisable under Applicable Laws, (b) the Administrator determines that cash contributions are permissible for Participants participating in the 423 Component and/or (c) the Participants are participating in the Non‑423 Component.

8.6Tax Withholdings.  At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or at any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding or payment on account obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs).  At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Eligible Employee.  In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulations Section 1.423‑2(f).

8.7Use of Funds.  The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non‑423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party, provided

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that, if such segregation or deposit with an independent third party is required by Applicable Laws, it will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulations Section 1.423‑2(f).  Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.

9.Grant of Option.  On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price.

9.1Certain Option Limits.  In no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 3,000 shares of Common Stock (subject to any adjustment pursuant to Section 17), and provided further that such purchase will be subject to the limitations set forth in Sections 3 and 0 and in the subscription agreement.  The Administrator, in its absolute discretion, may increase or decrease the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period or Offering Period, as applicable.

9.2Option Receipt.  The Eligible Employee may accept the grant of an option under the Plan by electing to participate in the Plan in accordance with the requirements of Section 7.

9.3Option Term.  Exercise of the option will occur as provided in Section 1, unless the Participant’s participation has terminated pursuant to Sections 12 or 13.  The option will expire on the last day of the Offering Period.

10.Exercise of Option.

10.1Automatic Exercise.  Unless a Participant’s participation in the Plan has terminated as provided in Sections 12 and 13, such Participant’s option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares of Common Stock subject to the option will be purchased for such Participant at the applicable Purchase Price with the accumulated Contributions from such Participant’s account.  No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, as applicable, subject to earlier termination of the Participant’s participation in the Plan as provided in Sections 12 or 13.  Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant.  During a Participant’s lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.

10.2Pro Rata Allocations.  If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (a) the number of shares of Common Stock that were available for sale under

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the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 18.  The Company may make a pro rata allocation of the shares of Common Stock available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares of Common Stock for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

11.Delivery.  As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares of Common Stock purchased upon exercise of such Participant’s option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator.  The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or with a trustee or designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer.  The Company may require that shares of Common Stock be retained with such broker, trustee or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions or other dispositions of such shares.  No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 11.

12.Withdrawal.

12.1Withdrawal Procedures.  A Participant may withdraw all but not less than all the Contributions credited to such Participant’s account and not yet used to exercise such Participant’s option under the Plan at any time by (a) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (b) following an electronic or other withdrawal procedure determined by the Administrator.  The Administrator may set forth a deadline of when a withdrawal must occur to be effective prior to a given Exercise Date in accordance with policies it may approve from time to time.  All of the Participant’s Contributions credited to such Participant’s account will be paid to such Participant as soon as administratively practicable after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares of Common Stock will be made for such Offering Period.  If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re‑enrolls in the Plan in accordance with the provisions of Section 7.

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12.2No Effect on Future Participation.  A Participant’s withdrawal from an Offering Period will not have any effect upon such Participant’s eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

13.Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant, or, in the case of such Participant’s death, to the person or persons entitled thereto, and such Participant’s option will be automatically terminated.  Unless determined otherwise by the Administrator in a manner that, with respect to an Offering under the 423 Component, is permitted by, and compliant with, Code Section 423, a Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non‑423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Code Section 423; further, no Participant will be deemed to switch from an Offering under the Non‑423 Component to an Offering under the 423 Component or vice versa unless (and then only to the extent) such switch would not cause the 423 Component or any option thereunder to fail to comply with Code Section 423.

14.Section 409A.  The Plan is intended to be exempt from the application of Section 409A, and, to the extent not exempt, is intended to comply with Section 409A and any ambiguities herein will be interpreted to so be exempt from, or comply with, Section 409A.  In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Section 409A.  Notwithstanding the foregoing, the Company and any of its Parent or Subsidiaries will have no liability, obligation or responsibility to reimburse, indemnify, or hold harmless a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto.  The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Section 409A.

15.Rights as Stockholder.  Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.  Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if so required under Applicable Laws, in the name of the Participant and such Participant’s spouse.

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16.Transferability.  Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 12 hereof.

17.Adjustments, Dissolution, Liquidation, Merger or Change in Control.

17.1Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, reclassification, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of common stock that may be delivered under the Plan, the Purchase Price per share, the class and the number of shares of common stock covered by each option under the Plan that has not yet been exercised, and the numerical share limits of Sections 3 and 9.1.

17.2Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator.  The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation.  The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 12 hereof (or, prior to such New Exercise Date, Participant’s participation has terminated as provided in Section 13 hereof).

17.3Merger or Change in Control.  In the event of a merger of the Company with or into another corporation or other entity or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end.  The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control.  The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 12 hereof (or, prior to such New Exercise Date, Participant’s participation has terminated as provided in Section 13 hereof).

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18.Amendment or Termination.

18.1Amendment, Suspension, Termination.  The Administrator, in its sole discretion, may amend, alter, suspend, or terminate the Plan, or any part thereof, at any time and for any reason.  If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 17).  If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 22 hereof) as soon as administratively practicable.

18.2Certain Administrator Changes.  Without stockholder consent and without limiting Section 0, the Administrator will be entitled to change the Offering Periods and any Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

18.3Changes Due to Accounting Consequences.  In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a)amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(b)altering the Purchase Price for any Purchase Period or Offering Period including a Purchase Period or Offering Period underway at the time of the change in Purchase Price;

(c)shortening any Purchase Period or Offering Period by setting a New Exercise Date, including a Purchase Period or Offering Period underway at the time of the Administrator action;

(d)reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

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(e)reducing the maximum number of shares of Common Stock a Participant may purchase during any Purchase Period or Offering Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.

19.Conditions Upon Issuance of Shares.

19.1Legal Compliance.  Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

19.2Investment Representations.  As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

20.Term of Plan.  The Plan will become effective upon the later to occur of (a) its adoption by the Board, (b) approval by the Company’s stockholders, or (c) the time as of immediately prior to the completion of the Merger.  The Plan will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 18.

21.Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22.Interest.  No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Laws, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply, with respect to Offerings under the 423 Component, to all Participants in the relevant Offering, except to the extent otherwise permitted by U.S. Treasury Regulations Section 1.423‑2(f).

23.No Effect on Employment.  Neither the Plan nor any option under the Plan will confer upon any Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such employment relationship at any time, free from any liability or any claim under the Plan.

24.Reports.  Individual accounts will be maintained for each Participant in the Plan.  Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

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25.Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

26.Legal Construction.

26.1Severability.  If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality, or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal, or unenforceable provision had not been included.

26.2Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of Delaware, but without regard to its conflict of law provisions.

26.3Headings.  Headings are provided herein for convenience only, and will not serve as a basis for interpretation of the Plan.

27.Compliance with Applicable Laws.  The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

28.Automatic Transfer to Low Price Offering Period.  Unless determined otherwise by the Administrator, this Section 28 applies to an Offering Period to the extent such Offering Period provides for more than one (1) Exercise Date within such Offering Period.  To the extent permitted by Applicable Laws, if the Fair Market Value of a share of Common Stock on any Exercise Date in an Offering Period is less than the Fair Market Value of a share of Common Stock on the Enrollment Date of such Offering Period, then all Participants in such Offering Period will be withdrawn automatically from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re‑enrolled in the immediately following Offering Period as of the first day thereof.

*          *          *

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EXHIBIT A

SARCOS ROBOTICS AND TECHNOLOGY CORPORATION

2021 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

Original Application	Offering Date:
Change in Payroll Deduction Rate

1.____________________ hereby elects to participate in the Sarcos Robotics and Technology Corporation  2021 Employee Stock Purchase Plan (the “Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Plan.  Any capitalized terms not specifically defined in this Subscription Agreement will have the meaning ascribed to them under the Plan.

2.I hereby authorize and consent to payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 0% to 15%) during the Offering Period in accordance with the Plan.  (Please note that no fractional percentages are permitted.)  [I understand that only my first, one election to decrease the rate of my payroll deductions may be applied with respect to an ongoing Offering Period in accordance with the terms of the Plan, and any subsequent election to decrease the rate of my payroll deductions during the same Offering Period, and any election to increase the rate of my payroll deductions during any Offering Period, will not be applied to the ongoing Offering Period.]

3.I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Plan.  I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Stock under the Plan.  I further understand that if I am outside of the U.S., my payroll deductions will be converted to U.S. dollars at an exchange rate selected by the Company on the purchase date.

4.I have received a copy of the complete Plan and its accompanying prospectus.  I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5.Shares of Common Stock purchased for me under the Plan should be issued in the name(s) of _____________ (Eligible Employee or Eligible Employee and spouse only).

6.If I am a U.S. taxpayer, I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased

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by me over the price that I paid for the shares.  I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock.  The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me.  If I dispose of such shares at any time after the expiration of the two (2) year and one (1) year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) fifteen percent (15%) of the fair market value of the shares on the first day of the Offering Period.  The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.For employees that may be subject to tax in non U.S. jurisdictions, I acknowledge and agree that, regardless of any action taken by the Company or any Designated Company with respect to any or all income tax, social security, social insurances, National Insurance Contributions, payroll tax, fringe benefit, or other tax‑related items related to my participation in the Plan and legally applicable to me including, without limitation, in connection with the grant of such options, the purchase or sale of shares of Common Stock acquired under the Plan and/or the receipt of any dividends on such shares (“Tax‑Related Items”), the ultimate liability for all Tax‑Related Items is and remains my responsibility and may exceed the amount actually withheld by the Company or a Designated Company.  Furthermore, I acknowledge that the Company and/or any Designated Company (a) make no representations or undertakings regarding the treatment of any Tax‑Related Items in connection with any aspect of the options under the Plan and (b) do not commit to and are under no obligation to structure the terms of the grant of options or any aspect of my participation in the Plan to reduce or eliminate my liability for Tax‑Related Items or achieve any particular tax result.  Further, if I have become subject to tax in more than one jurisdiction between the date of my enrollment and the date of any relevant taxable or tax withholding event, as applicable, I acknowledge that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax‑Related Items in more than one jurisdiction.

Prior to the purchase of shares of Common Stock under the Plan or any other relevant taxable or tax withholding event, as applicable, I agree to make adequate arrangements satisfactory to the Company and/or the applicable Designated Company to satisfy all Tax‑Related Items.  In this regard, I authorize the Company and/or the applicable Designated Company, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax‑Related Items by one or a combination of the following: (a) withholding from my wages or Compensation paid to me by the Company and/or the applicable Designated Company; or (b) withholding from proceeds of the sale of the shares of Common Stock purchased under the Plan either through a voluntary sale or through a mandatory sale arranged by the Company (on my behalf pursuant to this authorization).  Depending on the withholding method, the Company may withhold or account for Tax‑Related Items by considering applicable maximum withholding rates, in which case I will receive a refund of any over‑withheld amount in cash and will have no entitlement to the Common Stock equivalent.

F-19

Finally, I agree to pay to the Company or the applicable Designated Company any amount of Tax‑Related Items that the Company or the applicable Designated Company may be required to withhold as a result of my participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to purchase shares of Common Stock under the Plan on my behalf and/or refuse to issue or deliver the shares or the proceeds of the sale of shares if I fail to comply with my obligations in connection with the Tax‑Related Items.

8.By electing to participate in the Plan, I acknowledge, understand and agree that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent provided for in the Plan;

(b)all decisions with respect to future grants under the Plan, if applicable, will be at the sole discretion of the Company;

(c)the grant of options under the Plan will not create a right to employment or be interpreted as forming or amending an employment or service contract with the Company, or any Designated Company, and will not interfere with the ability of the Company or any Designated Company, as applicable, to terminate my employment (if any);

(d)I am voluntarily participating in the Plan;

(e)the options granted under the Plan and the shares of Common Stock underlying such options, and the income and value of same, are not intended to replace any pension rights or compensation;

(f)the options granted under the Plan and the shares of Common Stock underlying such options, and the income and value of same, are not part of my normal or expected compensation for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end‑of‑service payments, bonuses, long‑service awards, pension or retirement benefits or similar payments;

(g)the future value of the shares of Common Stock offered under the Plan is unknown, indeterminable and cannot be predicted with certainty;

(h)the shares of Common Stock that I acquire under the Plan may increase or decrease in value, even below the Purchase Price;

(i)no claim or entitlement to compensation or damages will arise from the forfeiture of options granted to me under the Plan as a result of the termination of my status as an Eligible Employee (for any reason whatsoever, and whether or not later found to be invalid or in breach

F-20

of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any) and, in consideration of the grant of options under the Plan to which I am otherwise not entitled, I irrevocably agree never to institute a claim against the Company, or any Designated Company, waive my ability, if any, to bring such claim, and release the Company, and any Designated Company from any such claim that may arise; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, I will be deemed irrevocably to have agreed to not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim; and

(j)in the event of the termination of my status as an Eligible Employee (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where I am employed or the terms of my employment agreement, if any), my right to participate in the Plan and any options granted to me under the Plan, if any, will terminate effective as of the date that I am no longer actively employed by the Company or one of its Designated Companies and, in any event, will not be extended by any notice period mandated under the employment laws in the jurisdiction in which I am employed or the terms of my employment agreement, if any (e.g., active employment would not include a period of “garden leave” or similar period pursuant to the employment laws in the jurisdiction in which I am employed or the terms of my employment agreement, if any); the Company will have the exclusive discretion to determine when I am no longer actively employed for purposes of my participation in the Plan (including whether I may still be considered to be actively employed while on a leave of absence).

9.I understand that the Company and/or any Designated Company may collect, where permissible under applicable law certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all options granted under the Plan or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in my favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.  I understand that Company may transfer my Data to the United States, which is not considered by the European Commission to have data protection laws equivalent to the laws in my country.  I understand that the Company will transfer my Data to its designated broker, or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  I understand that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different, including less stringent, data privacy laws that the European Commission or my jurisdiction does not consider to be equivalent to the protections in my country.  I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative.  I authorize the Company, the Company’s designated broker and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing my participation in the Plan.  I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan.  I understand that that I may, at any time, view

F-21

Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative.  Further, I understand that I am providing the consents herein on a purely voluntary basis.  If I do not consent, or if I later seek to revoke my consent, my employment status or career with the Company or any Designated Company will not be adversely affected; the only adverse consequence of refusing or withdrawing my consent is that the Company would not be able to grant me options under the Plan or other equity awards, or administer or maintain such awards.  Therefore, I understand that refusing or withdrawing my consent may affect my ability to participate in the Plan.  For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

If I am an employee outside the U.S., I understand that in accordance with applicable law, I have the right to access, and to request a copy of, the Data held about me.  I also understand that I have the right to discontinue the collection, processing, or use of my Data, or supplement, correct, or request deletion of my Data. To exercise my rights, I may contact my local human resources representative.

I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described herein and any other Plan materials by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing my participation in the Plan.  I understand that my consent will be sought and obtained for any processing or transfer of my data for any purpose other than as described in the enrollment form and any other plan materials.

10.If I have received the Subscription Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, subject to applicable laws.

11.The provisions of the Subscription Agreement and these appendices are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions nevertheless will be binding and enforceable.

12.Notwithstanding any provisions in this Subscription Agreement, I understand that if I am working or resident in a country other than the United States, my participation in the Plan also will be subject to the additional terms and conditions set forth on Appendix A and any special terms and conditions for my country set forth on Appendix A.  Moreover, if I relocate to one of the countries included in Appendix A, the special terms and conditions for such country will apply to me to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  Appendix A constitutes part of this Subscription Agreement and the provisions of this Subscription Agreement govern each Appendix (to the extent not superseded or supplemented by the terms and conditions set forth in the applicable Appendix).

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13.I hereby agree to be bound by the terms of the Plan.  The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

Employee’s Social
Security Number
(for U.S.‑based employees):
Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

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EXHIBIT B

SARCOS ROBOTICS AND TECHNOLOGY CORPORATION

2021 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the Sarcos Robotics and Technology Corporation  2021 Employee Stock Purchase Plan (the “Plan”) that began on ____________, ______ (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period.  Participant hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to such Participant’s account with respect to such Offering Period.  The undersigned understands and agrees that such Participant’s option for such Offering Period will be terminated automatically.  The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.  Capitalized terms not otherwise defined herein will have the meaning ascribed to them under the Plan.

Name and Address of Participant:

Signature:

Date:

F-24

ANNEX G-1

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of ______________________, 2021 by and among (i) Rotor Acquisition Corp., a Delaware corporation (together with its successors, “Rotor”), (ii) Sarcos Corp., a Utah corporation (“Sarcos”), and (iii) the undersigned (“Holder”).  Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, Rotor, Rotor Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of Rotor (“Merger Sub”), and Sarcos have entered into that certain Agreement and Plan of Merger, as of the date first set forth above (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”), Merger Sub will merge with and into Sarcos, with Sarcos continuing as the surviving entity and a wholly-owned subsidiary of Rotor (the “Merger”), and as a result of which all of the issued and outstanding capital stock of Sarcos immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive newly issued Rotor Common Shares, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the Act;

WHEREAS, as of the date hereof, Holder is a holder of equity securities or right to purchase or otherwise acquire equity securities of Sarcos in such amounts and classes or series as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to, and in order to encourage the relevant parties to consummate the transactions contemplated by the Merger Agreement, [[INSERT FOR CURRENT EMPLOYEES:] for the amount of $10.00 in cash,] and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto desire to enter into this Agreement, pursuant to which the Restricted Securities (as defined below) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.Definitions.  The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

(a)“Liquidity Event” shall mean the date after the Closing on which Rotor completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Rotor’s stockholders having the right to exchange their equity holdings in Rotor for cash, securities or other property.

(b)“Permitted Transferee” shall mean any Person to whom the Holder is permitted to transfer Restricted Securities prior to the expiration of the Lock-Up Period pursuant to Section 2(a).

(c)“Restricted Securities” shall mean with respect to Holder and its respective Permitted Transferees, (i) the Rotor Common Shares to be received by Holder as Closing Merger Consideration in respect of the Sarcos Common Stock, Sarcos Preferred Stock, or Sarcos RSAs, if any, set forth on Holder’s signature page hereto, together with any securities paid as dividends or distributions with respect to such securities, (ii) the Rotor Common Shares to be subject to the Sarcos Options, Sarcos RSUs, and Sarcos Warrants, if any, set forth on Holder’s signature page hereto, upon and following their assumption by Rotor pursuant to the terms of the Merger Agreement, and (iii) any securities paid as dividends or distributions with respect to the foregoing securities or into which such securities are exchanged or converted.

(d)“Sarcos Common Stock” shall mean shares of Class A common stock or Class B common stock issued by Sarcos to Holder, as set forth on Holder’s signature page hereto.

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(e)“Sarcos Options” shall mean options issued by Sarcos to Holder for the purchase of Class A common stock of Sarcos, as set forth on Holder’s signature page hereto.

(f)“Sarcos Preferred Stock” shall mean shares of Series A preferred stock, Series B preferred stock, or Series C preferred stock issued by Sarcos to Holder, as set forth on Holder’s signature page hereto.

(g)“Sarcos RSAs” shall mean any awards of restricted shares of Class A common stock of Sarcos, as set forth on Holder’s signature page hereto.

(h)“Sarcos RSUs” shall mean any restricted stock units issued by Sarcos to Holder for shares of Class A common stock of Sarcos, as set forth on Holder’s signature page hereto.

(i)“Sarcos Warrants” shall mean any warrants issued by Sarcos to Holder exercisable for shares of Class A common stock of Sarcos as set forth on Holder’s signature page hereto.

(j)“Transfer” or “Transferred” shall mean (i) the sale, exchange or transfer or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, hedge, grant of any option, right or warrant to purchase or otherwise dispose of or agreement to dispose of, or entry into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, including through the filing (or participation in the filing) of a registration statement (other than any registration statement on Form S-8) with the SEC in respect of, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (ii) the entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) the public announcement of any intention to effect any transaction, including the filing of a registration statement (other than any registration statement on Form S-8), specified in clause (i) or (ii).

2.Lock-up Provisions.

(a)Subject to Section 2(b), Holder agrees that it shall not Transfer any Restricted Securities beginning on the Closing Date and ending on:

i.If the Restricted Securities are received by Holder as Closing Merger Consideration from the exchange or conversion of Sarcos Preferred Stock or Sarcos Warrants, then fifty percent (50%) of such Restricted Securities may be Transferred beginning at the earlier to occur of (i) the close of business on the one hundred and twentieth (120th) day after the Closing, provided that the average closing price of the Rotor Common Shares as reported on the Stock Exchange exceeds $13.00 for twenty (20) trading days in any thirty (30) consecutive trading day period prior to such Transfer and (ii) the close of business on the six (6) month anniversary of the Closing.  The remaining fifty percent (50%) of such Restricted Securities may be Transferred beginning on the close of business on the one (1) year anniversary of the Closing Date.

ii.If the Restricted Securities are received by Holder as Closing Merger Consideration from the exchange or conversion of Sarcos Common Stock, Sarcos Options, Sarcos RSUs, Sarcos RSAs (or any of them), then twenty percent (20%) of the such Restricted Securities may be Transferred beginning at the earlier to occur of (w) the close of business on the one hundred and twentieth (120th) day after the Closing, provided that the average closing price of the Rotor Common Shares as reported on the Stock Exchange exceeds $13.00 for twenty (20) trading days in any thirty (30) consecutive trading day period prior to such Transfer and (x) the close of business on the one hundred and eightieth (180th) day after the Closing.  The remaining eighty percent (80%) of the such Restricted Securities may be Transferred beginning upon the earlier to occur of (x) such time as the Company or any of its subsidiaries have delivered to one or more customers at least twenty (20) Guardian® XO® and/or Guardian® XT commercial units to customers of the Constituent Corporations (but in no event prior to the close of business on the one (1) year

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anniversary of the Closing and (y) the close of business on the two (2) year anniversary of the Closing Date.

(in the case of (i) and (ii), such period with respect to Holder’s applicable Restricted Securities, the “Lock-Up Period”).

(b)Notwithstanding the provisions set forth in Section 2(a), one hundred percent (100%) of the Restricted Securities may be Transferred in connection with or following the occurrence of a Liquidity Event, and Holder or its Permitted Transferees may Transfer the Restricted Securities during the Lock-Up Period: (A) in the case that Holder is an individual, by gift to the spouse, domestic partner, parent, sibling, child or grandchild of such Holder or any other natural person with whom such Holder has a relationship by blood, marriage or adoption not more remote than first cousin, to an estate planning vehicle or to a trust, the beneficiary of which is a member of the individual’s immediate family, or to a charitable organization; (B) in the case that Holder is an individual, by virtue of laws of descent and distribution upon death of Holder; (C) in the case that Holder is an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (D) to a nominee or custodian of a person to whom a Transfer would be permitted under clauses (A) through (C) above; (E) to any members, partners, beneficial owners or shareholders of Holder or any Affiliates of Holder; (F) by virtue of applicable law or Holder’s organizational documents upon liquidation or dissolution of Holder; (G) to Rotor in connection with the repurchase of such Holder’s shares in connection with the termination of Holder’s employment with Rotor or its subsidiaries pursuant to contractual agreements with Rotor; (H) to satisfy tax withholding obligations in connection with the exercise of options to purchase Rotor Common Shares or the vesting and/or settlement of Rotor restricted stock or stock-based awards (including options and awards assumed by Rotor or otherwise issued in exchange for Sarcos Options, Sarcos RSUs or Sarcos RSAs); (I) in payment on a “net exercise” or “cashless” basis of the exercise or purchase price with respect to the exercise of options to purchase shares of Rotor Common Shares (including options assumed by Rotor); or (J) in connection with any court order or order from a Governmental Entity requiring the sale of such Restricted Securities; provided, however, that in the case of clauses (A) through (F) such transferee must enter into a written agreement with Rotor, in substantially the same form of this Agreement, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement and shall be deemed to be a Holder for purposes of this Agreement, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement; provided, further, for the avoidance of doubt, a Holder shall not be limited in filing (or participation in the filing) of a registration statement with the SEC in respect of any restricted stock or stock-based awards the Transfer of which is or may be necessary to satisfy tax withholding obligations in connection with the vesting and/or settlement of such restricted stock or stock-based awards.

(c)If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Rotor shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose.

(d)During the Lock-up Period, Holder agrees and consents to the entry of stop transfer instructions with Rotor’s transfer agent and registrar against the transfer of Restricted Securities held by Holder, except in compliance with the foregoing restrictions, and further agrees that stop transfer orders shall be placed against the Restricted Securities and each certificate or book entry position statement evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [●], 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED.  A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e)For the avoidance of any doubt, (i) if and to the extent Holder’s Restricted Securities include issued and outstanding shares of Rotor Common Shares, Holder shall retain all of its rights as a stockholder of Rotor during the Lock-up Period, including the right to vote any Restricted Securities that such Holder is entitled to vote, and to receive any dividends and distributions in respect of any Restricted Securities, and (ii) the restrictions contained in Section 2(a) shall not apply to any Rotor Common Shares or other securities of Rotor acquired by Holder

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in open market transactions or in any public or private capital raising transactions of Rotor or otherwise to any Rotor Common Shares (or other securities of Rotor) other than the Restricted Securities.

3.Miscellaneous.

(a)Termination of Merger Agreement.  Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b)Binding Effect; Assignment.  Holder hereby represents and warrants that Holder has full power, capacity and authority to enter into this Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.  This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time without the prior written consent of Rotor and Sarcos.  Each of Rotor and Sarcos may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c)Third Parties.  Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party; provided, that Rotor Sponsor, LLC, a Delaware limited liability company (“Sponsor”), shall be an express third party beneficiary of this Agreement and shall have the right to enforce the terms of this Agreement directly against Holder as if Sponsor were an original party hereto.

(d)Governing Law; Jurisdiction; Waiver of Jury Trial; Remedies.  This Agreement and all related Proceedings shall be governed by and construed in accordance with the internal Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES HERETO MAY FILE A COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  The parties hereto expressly incorporate by reference Section 8.16 (Jurisdiction) of the Merger Agreement and, subject to Section 3(j) hereof, Section 8.17 (Remedies) of the Merger Agreement to apply to this Agreement, mutatis mutandis, with references to the Merger Agreement therein deemed to reference this Agreement and references to the “Parties” thereunder deemed to reference the parties hereto.

(e)Severability.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

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(f)Construction; Interpretation.  The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.  Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (i) all references to Articles or Sections are to Articles or Sections of this Agreement; and (j) all references to any Law will be to such Law as amended, supplemented or otherwise modified from time to time.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(g)Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) when delivered in person, when delivered by e-mail (having obtained electronic delivery confirmation thereof), or when sent by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties hereto as follows:

If to Rotor prior to the Closing, to: Rotor Acquisition Corp. 405 Lexington Avenue New York, New York 10174 Attn: Amy Salerno E-mail: info@rotoracquisition.com

With a copy (which will not constitute notice) to:

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, New York 10166-0193

Attention:  Mark Director

Evan D’Amico

Email:               mdirector@gibsondunn.com

                          edamico@gibsondunn.com

If to Sarcos prior to the Closing, to: Sarcos Corp. 360 Wakara Way Salt Lake City, Utah 84108 Attention: Chief Legal Officer E-mail: j.wolff@sarcos.com

With a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA  98104

Attention:  Patrick J. Schultheis, Esq.

Email: PSchultheis@wsgr.com

If to Rotor or Sarcos after the Closing, to: Sarcos Technology and Robotics Corp. 360 Wakara Way Salt Lake City, Utah 84108 Attention: Chief Legal Officer E-mail: j.wolff@sarcos.com

With a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA  98104

Attention:  Patrick J. Schultheis, Esq.

Email: PSchultheis@wsgr.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

G1-5

(h)Amendments and Waivers.  This Agreement may be amended or modified only with the written consent of Rotor, Sarcos and Holder.  The observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the party against whom enforcement of such waiver is sought.  No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i)Authorization on Behalf of Rotor.  In the event that Holder or Holder’s Affiliate serves as a director, officer, employee or other authorized agent of Rotor or any of its current or future Affiliates, Holder and/or Holder’s Affiliate, as applicable, shall have no authority, express or implied, to act or make any determination on behalf of Rotor or any of its current or future Affiliates in connection with this Agreement to which Holder is party or any dispute or Proceeding with respect hereto.

(j)Specific Performance.  Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Rotor and Sarcos will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached.  Accordingly, each of Rotor and Sarcos (or Sponsor on their behalf) shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

(k)Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties, if any, under the Merger Agreement or any Ancillary Documents.  Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Rotor and Sarcos or any of the obligations of Holder under any other agreement between Holder and Rotor or Sarcos or any certificate or instrument executed by Holder in favor of Rotor or Sarcos, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Rotor or Sarcos or any of the obligations of Holder under this Agreement.

(l)Further Assurances.  From time to time, at another party’s written request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m)Counterparts; Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign).  The use of electronic signatures and electronic records (including, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law.  Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document shall be disregarded in determining the parties’ intent or the effectiveness of such signature.

*     *     *     *     *

G1-6

IN WITNESS WHEREOF, each of the parties has caused this Lock-up Agreement to be duly executed on its behalf as of the day and year first above written.

Rotor Acquisition Corp.

By:
Name:
Title:

Sarcos Corp.

By:
Name:
Title:

G1-7

IN WITNESS WHEREOF, each of the parties has caused this Lock-up Agreement to be duly executed on its behalf as of the day and year first above written.

Holder:

Name of Holder:

By:
Name:
Title:

Number and Type of Sarcos Securities:

Sarcos Class A Common Stock: ____________________________________________

Sarcos Class B Common Stock: ____________________________________________

Sarcos Preferred Stock: ___________________________________________________

Sarcos Warrants: ________________________________________________________

Sarcos Options (Vested and Unvested): ______________________________________

Sarcos Restricted Stock Units: _____________________________________________

Sarcos Restricted Stock Awards: ___________________________________________

Address for Notice:

Address:

Facsimile No.:
Telephone No.:
Email:

G1-8

ANNEX G-2

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of April 5, 2021 by and among (i) Rotor Acquisition Corp., a Delaware corporation (together with its successors, “Rotor”), (ii) Sarcos Corp., a Utah corporation (“Sarcos”), and (iii) the undersigned (“Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement (as defined below).

WHEREAS, Rotor, Rotor Merger Sub Corp., a Delaware corporation and a direct wholly-owned subsidiary of Rotor (“Merger Sub”), and Sarcos have entered into that certain Agreement and Plan of Merger, as of the date first set forth above (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which, among other matters, upon the consummation of the transactions contemplated thereby (the “Closing”), Merger Sub will merge with and into Sarcos, with Sarcos continuing as the surviving entity and a wholly-owned subsidiary of Rotor (the “Merger”), and as a result of which all of the issued and outstanding capital stock of Sarcos immediately prior to the Closing shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive newly issued Rotor Common Shares, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the DGCL and the Act;

WHEREAS, as of the date hereof, Holder is a holder of equity securities or right to purchase or otherwise acquire equity securities of Sarcos in such amounts and classes or series as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to, and in order to encourage the relevant parties to consummate the transactions contemplated by the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto desire to enter into this Agreement, pursuant to which the Restricted Securities (as defined below) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.Definitions.  The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

(a)“Liquidity Event” shall mean the date after the Closing on which Rotor completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Rotor’s stockholders having the right to exchange their equity holdings in Rotor for cash, securities or other property.

(b)“Permitted Transferee” shall mean any Person to whom the Holder is permitted to transfer Restricted Securities prior to the expiration of the Lock-Up Period pursuant to Section 2(a).

(c)“Restricted Securities” shall mean with respect to Holder and its Permitted Transferees, (i) the Rotor Common Shares to be distributed to Holder by Sponsor following the Closing (other than Rotor Common Shares acquired in the public market), (ii) the Rotor Common Shares to be received by Holder as Closing Merger Consideration in respect of the Sarcos Common Stock, Sarcos Preferred Stock, and Sarcos Warrants, if any, set forth on Holder’s signature page hereto, upon and following their assumption by Rotor pursuant to the terms of the Merger Agreement, and (iii) any securities paid as dividends or distributions with respect to the foregoing securities or into which such securities are exchanged or converted.

(d)“Sarcos Common Stock” shall mean shares of Class A common stock or Class B common stock issued by Sarcos to Holder, as set forth on Holder’s signature page hereto.

G2-1

(e)“Sarcos Preferred Stock” shall mean shares of Series A preferred stock, Series B preferred stock, or Series C preferred stock issued by Sarcos to Holder, as set forth on Holder’s signature page hereto.

(f)“Sarcos Warrants” shall mean any warrants issued by Sarcos to Holder exercisable for shares of Class A common stock of Sarcos as set forth on Holder’s signature page hereto.

(g)“Transfer” or “Transferred” shall mean (i) the sale, exchange or transfer or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, hedge, grant of any option, right or warrant to purchase or otherwise dispose of or agreement to dispose of, or entry into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise), directly or indirectly, including through the filing (or participation in the filing) of a registration statement (other than any registration statement on Form S-8) with the SEC in respect of, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder with respect to, any security, (ii) the entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) the public announcement of any intention to effect any transaction, including the filing of a registration statement (other than any registration statement on Form S-8), specified in clause (i) or (ii).

2.Lock-up Provisions.

(a)Subject to Section 2(b), Holder agrees that it shall not Transfer any Restricted Securities beginning on the Closing Date and ending on the close of business on the one (1) year anniversary of the Closing Date (such period with respect to Holder’s applicable Restricted Securities, the “Lock-Up Period”).

(b)Notwithstanding the provisions set forth in Section 2(a), one hundred percent (100%) of the Restricted Securities may be Transferred in connection with or following the occurrence of a Liquidity Event, and Holder or its Permitted Transferees may Transfer the Restricted Securities during the Lock-Up Period: (A) in the case that Holder is an individual, by gift to the spouse, domestic partner, parent, sibling, child or grandchild of such Holder or any other natural person with whom such Holder has a relationship by blood, marriage or adoption not more remote than first cousin, to an estate planning vehicle or to a trust, the beneficiary of which is a member of the individual’s immediate family, or to a charitable organization; (B) in the case that Holder is an individual, by virtue of laws of descent and distribution upon death of Holder; (C) in the case that Holder is an individual, pursuant to a qualified domestic relations order, divorce settlement, divorce decree or separation agreement; (D) to a nominee or custodian of a person to whom a Transfer would be permitted under clauses (A) through (C) above; (E) to any members, partners, beneficial owners or shareholders of Holder or any Affiliates of Holder; (F) by virtue of applicable law or Holder’s organizational documents upon liquidation or dissolution of Holder; or (G) in connection with any court order or order from a Governmental Entity requiring the sale of such Restricted Securities; provided, however, that in the case of clauses (A) through (F) such transferee must enter into a written agreement with Rotor, in substantially the same form of this Agreement, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement and shall be deemed to be a Holder for purposes of this Agreement, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement.

(c)If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and Rotor shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose.

G2-2

(d)During the Lock-up Period, Holder agrees and consents to the entry of stop transfer instructions with Rotor’s transfer agent and registrar against the transfer of Restricted Securities held by Holder, except in compliance with the foregoing restrictions, and further agrees that stop transfer orders shall be placed against the Restricted Securities and each certificate or book entry position statement evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF APRIL 5, 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN, AS AMENDED.  A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e)For the avoidance of any doubt, (i) if and to the extent Holder’s Restricted Securities include issued and outstanding shares of Rotor Common Shares, Holder shall retain all of its rights as a stockholder of Rotor during the Lock-up Period, including the right to vote any Restricted Securities that such Holder is entitled to vote, and to receive any dividends and distributions in respect of any Restricted Securities, and (ii) the restrictions contained in Section 2(a) shall not apply to any Rotor Common Shares or other securities of Rotor acquired by Holder in open market transactions or in any public or private capital raising transactions of Rotor or otherwise to any Rotor Common Shares (or other securities of Rotor) other than the Restricted Securities.

3.Waiver of Preemptive Rights. Holder hereby agrees that the execution and delivery of this Agreement will constitute an irrevocable waiver of all of its rights under Section 4 of the Amended and Restated Investors’ Rights Agreement, dated as of January 31, 2020, by and among Sarcos and certain investors party thereto (as amended, the “Investors’ Rights Agreement”) with respect to any issuance and sale by Sarcos of any New Securities (as defined in the Investors’ Rights Agreement), including the waiver of (i) the right to purchase any New Securities and (ii) the 30‑day notice requirement set forth therein (the “Waiver”), and agrees that he, she or it will not purchase any New Securities issued and sold by Sarcos at any time prior to the Closing. Holder acknowledges and agrees that the Waiver is a valid and binding obligation of Holder, and is enforceable in accordance with its terms.  Holder agrees that he, she or it shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of the Waiver.

4.Miscellaneous.

(a)Termination of Merger Agreement.  Notwithstanding anything to the contrary contained herein, in the event that the Merger Agreement is terminated in accordance with its terms prior to the Closing, this Agreement and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

(b)Binding Effect; Assignment.  Holder hereby represents and warrants that Holder has full power, capacity and authority to enter into this Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.  This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time without the prior written consent of Rotor and Sarcos.  Each of Rotor and Sarcos may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(c)Third Parties.  Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party; provided, that Rotor Sponsor, LLC, a Delaware limited liability company (“Sponsor”), shall be an express third party beneficiary of this Agreement and shall have the right to enforce the terms of this Agreement directly against Holder as if Sponsor were an original party hereto.

G2-3

(d)Governing Law; Jurisdiction; Waiver of Jury Trial; Remedies.  This Agreement and all related Proceedings shall be governed by and construed in accordance with the internal Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.  EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES HERETO MAY FILE A COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  The parties hereto expressly incorporate by reference Section 8.16 (Jurisdiction) of the Merger Agreement and, subject to Section 4(j) hereof, Section 8.17 (Remedies) of the Merger Agreement to apply to this Agreement, mutatis mutandis, with references to the Merger Agreement therein deemed to reference this Agreement and references to the “Parties” thereunder deemed to reference the parties hereto.

(e)Severability.  Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable Law, but if any term or other provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such determination that any term or other provision of this Agreement is invalid, illegal or unenforceable under applicable Law, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

(f)Construction; Interpretation.  The headings set forth in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.  Unless otherwise indicated to the contrary herein by the context or use thereof: (a) the words, “herein,” “hereto,” “hereof” and words of similar import refer to this Agreement as a whole, and not to any particular section, subsection, paragraph, subparagraph or clause set forth in this Agreement; (b) masculine gender shall also include the feminine and neutral genders, and vice versa; (c) words importing the singular shall also include the plural, and vice versa; (d) the words “include,” “includes” or “including” shall be deemed to be followed by the words “without limitation”; (e) references to “$” or “dollar” or “US$” shall be references to United States dollars; (f) the word “or” is disjunctive but not necessarily exclusive; (g) the words “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (h) the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (i) all references to Articles or Sections are to Articles or Sections of this Agreement; and (j) all references to any Law will be to such Law as amended, supplemented or otherwise modified from time to time.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

G2-4

(g)Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given) when delivered in person, when delivered by e-mail (having obtained electronic delivery confirmation thereof), or when sent by registered or certified mail (postage prepaid, return receipt requested) (upon receipt thereof) to the other parties hereto as follows:

If to Rotor prior to the Closing, to: Rotor Acquisition Corp. 405 Lexington Avenue New York, New York 10174 Attention: Amy Salerno E-mail: info@rotoracquisition.com	With a copy (which will not constitute notice) to: Gibson, Dunn & Crutcher LLP 200 Park Avenue New York, New York 10166-0193
	Attention: Email:	Mark Director Evan D’Amico mdirector@gibsondunn.com edamico@gibsondunn.com

If to Sarcos prior to the Closing, to: Sarcos Corp. 360 Wakara Way Salt Lake City, Utah 84108 Attention: Chief Legal Officer E-mail: j.wolff@sarcos.com

With a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA  98104

Attention:  Patrick J. Schultheis, Esq.

Email: PSchultheis@wsgr.com

If to Rotor or Sarcos after the Closing, to: Sarcos Corp. 360 Wakara Way Salt Lake City, Utah 84108 Attention: Chief Legal Officer E-mail: j.wolff@sarcos.com

With a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, P.C.

701 Fifth Avenue, Suite 5100

Seattle, WA  98104

Attention:  Patrick J. Schultheis, Esq.

Email: PSchultheis@wsgr.com

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

(h)Amendments and Waivers.  This Agreement may be amended or modified only with the written consent of Rotor, Sarcos and Holder.  The observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the party against whom enforcement of such waiver is sought.  No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof.  No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(i)Authorization on Behalf of Rotor.  In the event that Holder or Holder’s Affiliate serves as a director, officer, employee or other authorized agent of Rotor or any of its current or future Affiliates, Holder and/or Holder’s Affiliate, as applicable, shall have no authority, express or implied, to act or make any determination on behalf of Rotor or any of its current or future Affiliates in connection with this Agreement to which Holder is party or any dispute or Proceeding with respect hereto.

(j)Specific Performance.  Holder acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by Holder, money damages will be inadequate and Rotor and Sarcos will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by Holder in accordance with their specific terms or were otherwise breached.  Accordingly, each of Rotor and Sarcos (or Sponsor on their behalf) shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

G2-5

(k)Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties, if any, under the Merger Agreement or any Ancillary Documents.  Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Rotor and Sarcos or any of the obligations of Holder under any other agreement between Holder and Rotor or Sarcos or any certificate or instrument executed by Holder in favor of Rotor or Sarcos, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of Rotor or Sarcos or any of the obligations of Holder under this Agreement.

(l)Further Assurances.  From time to time, at another party’s written request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m)Counterparts; Electronic Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign).  The use of electronic signatures and electronic records (including, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law.  Minor variations in the form of the signature page, including footers from earlier versions of this Agreement or any such other document shall be disregarded in determining the parties’ intent or the effectiveness of such signature.

*     *     *     *     *

G2-6

IN WITNESS WHEREOF, each of the parties has caused this Lock-up Agreement to be duly executed on its behalf as of the day and year first above written.

Rotor Acquisition Corp.
By:
Name:
Title:
Sarcos Corp.
By:
Name:
Title:

G2-7

IN WITNESS WHEREOF, each of the parties has caused this Lock-up Agreement to be duly executed on its behalf as of the day and year first above written.

Holder:
Name of Holder:
By:
Name:
Title:
Number and Type of Securities:
Sarcos Class A Common Stock:

Sarcos Preferred Stock:
Sarcos Warrants:
Address for Notice:

Address:

Facsimile No.:
Telephone No.:

Email:	:

G2-8

ANNEX H

Registration Rights Agreement

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into as of [•], 2021, by and among Sarcos Technology and Robotics Corp. (f/k/a Rotor Acquisition Corp.), a Delaware corporation (the “Company”), Rotor Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and the other parties listed on the signature page attached hereto (together with any person or entity who hereafter becomes a party pursuant to Section 6.2 of this Agreement, a “Holder” and collectively, the “Holders”).  All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement and Plan of Merger, dated as of April 5, 2021, by and among the Company, Rotor Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Sarcos Corp., a Utah corporation (“Sarcos”) (as amended or supplemented from time to time in accordance with the terms thereof, the “Merger Agreement”).

WHEREAS, the Company, Merger Sub and Sarcos entered into the Merger Agreement, pursuant to which, among other things, Merger Sub will merge with and into Sarcos (the “Merger”), with Sarcos surviving the Merger as a wholly-owned subsidiary of the Company.

WHEREAS, the Company consummated the private placement of warrants (each, a “Private Placement Warrant,” and collectively, the “Private Placement Warrants”) to purchase 7,270,000 shares of Class A common stock, par value $0.0001 per share, in the Company (the “Rotor Class A Shares”) to the Sponsor and certain other Holders upon the closing of the initial public offering of the Company;

WHEREAS, the Sponsor and certain other Holders hold 6,900,000 shares of Class B common stock, par value $0.0001 per share, in the Company (the “Rotor Class B Shares”), as of the execution and delivery of this Agreement;

WHEREAS, all Rotor Class B Shares will be converted into Rotor Class A Shares upon the consummation of the Merger, and the Rotor Class A Shares will subsequently be designated as the common stock, par value $0.0001 per share, in the Company in connection with the consummation of the Merger (the “Common Stock”);

WHEREAS, the Company and the investors listed as “Company Investors” on Schedule I hereto (together with any direct or indirect transferee of such investors who hereafter becomes a party pursuant to Section 6.2 of this Agreement, collectively, the “Company Investors”) are parties to that certain Registration Rights Agreement, dated as of January 14, 2021 (the “Prior Company Agreement”);

WHEREAS, Sarcos and the investors listed as “Sarcos Investors” on Schedule I hereto (together with any direct or indirect transferee of such investors who hereafter becomes a party pursuant to Section 6.2 of this Agreement, collectively, the “Sarcos Investors” and together with the Company Investors, the “Investors”) are parties to that certain Amended and Restated Investors’ Rights Agreement, dated as of January 31, 2020 (the “Prior Sarcos Agreement”);

WHEREAS, the Company and the Company Investors desire to terminate the Prior Company Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Company Agreement, and the Prior Company Agreement shall be automatically terminated in connection with the consummation of the Merger; and

WHEREAS, Sarcos and the Sarcos Investors desire to terminate the Prior Sarcos Agreement in its entirety and to accept the rights created pursuant to this Agreement in lieu of the rights granted to them under the Prior Sarcos Agreement, and the Prior Sarcos Agreement shall be automatically terminated in connection with the consummation of the Merger.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. The following capitalized terms used herein have the following meanings.

“Addendum Agreement” is defined in Section 6.2.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the principal executive officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or prospectus in order for the applicable Registration Statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“affiliate” of any particular person means any other person controlling, controlled by or under common control with such person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise; provided, that no Investor shall be deemed an affiliate of the Company or any of its subsidiaries for purposes of this Agreement and neither the Company nor any of its subsidiaries shall be deemed an affiliate of any Investor for purposes of this Agreement.

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts by the Company, including, without limitation, a same day trade, overnight trade, bought deal or similar transaction.

“Board” means the board of directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close; provided, however, that, for purposes of clarity, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in the City of New York generally are open for use by customers on such date.

“Commission” means the U.S. Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Common Stock” means the Common Stock of the Company, $0.0001 par value per share.

“Company” is defined in the preamble to this Agreement.

“Company Investors” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.2.1.

“Demand Takedown” is defined in Section 2.1.5(a).

“Demanding Holder” is defined in Section 2.2.1.

“Effectiveness Period” is defined in Section 3.1.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-1” means a Registration Statement on Form S-1.

“Form S-3” means a Registration Statement on Form S-3 or any similar short-form registration that may be available at such time.

“Holder” is defined in the preamble to this Agreement.  A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Holder Indemnified Party” is defined in Section 4.1.

“Investors” is defined in the preamble to this Agreement.

“Maximum Number of Shares” is defined in Section 2.2.4.

“Merger Agreement” is defined in the preamble to this Agreement.

“Merger Sub” is defined in the preamble to this Agreement.

“New Registration Statement” is defined in Section 2.1.4.

“Permitted Transferee” means any person to whom Common Stock has been Transferred and is or has become party to this Agreement pursuant to one of the following types of transfers (irrespective of whether a restriction on Transfer then applies): (i) Transfers of shares of Common Stock to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of the Holder or any other person with whom the Holder has a relationship by blood, marriage or adoption not more remote than first cousin; (ii) Transfers by will or intestate succession upon the death of the Holder; (iii) the Transfer of shares of Common Stock pursuant to a qualified domestic order, court order or in connection with a divorce settlement; (iv) if the Holder is a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (A) Transfers to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate of the Holder, or (B) distributions of shares of Common Stock to partners, limited liability company members or stockholders of the Holder, including, for the avoidance of doubt, where the Holder is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership; (v) if the Holder is a trust, Transfers to a trustor or beneficiary of the trust or to the estate of a beneficiary of such trust; (vi) Transfers to the officers or directors of the Company or the Sponsor or their respective affiliates; or (vii) Transfers to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under the foregoing clauses (i) through (vi).

“Piggy-Back Registration” is defined in Section 2.3.1.

“Prior Company Agreement” is defined in the preamble to this Agreement.

“Prior Sarcos Agreement” is defined in the preamble to this Agreement.
“Private Placement Warrants” is defined in the preamble to this Agreement.

“Pro Rata” is defined in Section 2.2.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (a) the shares of Common Stock issued or issuable upon the conversion of any Rotor Class B Shares, (b) the Private Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Placement Warrants), (c) any outstanding share of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the Effective Time (including the shares of Common Stock issued pursuant to the transactions contemplated by the Merger Agreement), (d) any equity securities (including the shares of Common Stock issued or issuable upon the exercise of any such equity security) of the Company issuable upon conversion of any working capital loans in an amount up to $1,500,000 made to the Company by a Holder; and (e) any other equity security of the Company or any of its subsidiaries, or any successor, issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, spin-off or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend (other than legend imposed as a result of the restrictions contemplated by the bylaws of the Company or an applicable lock-up agreement) restricting further transfer shall have been delivered by the Company to the transferee and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Resale Shelf Registration Statement” is defined in Section 2.1.1.

“Requesting Holder” is defined in Section 2.1.5(a).

“Rotor Class A Shares” is defined in the preamble to this Agreement.

“Rotor Class B Shares” is defined in the preamble to this Agreement.

“Sarcos” is defined in the preamble to this Agreement.

“Sarcos Investors” is defined in the preamble to this Agreement.

“SEC Guidance” is defined in Section 2.1.4.

“Selling Holders” is defined in Section 2.1.5(a)(ii)

“Sponsor” is defined in the preamble to this Agreement.

“Transfer” means to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, with respect to any Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction, including the filing of a registration statement specified in clause (i) or (ii). Notwithstanding the foregoing, a Transfer shall not be deemed to include any transfer for no consideration if the donee, trustee, heir or other transferee has agreed in writing to be bound by the same terms under this Agreement to the extent and for the duration that such terms remain in effect at the time of the Transfer.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement, as amended or supplemented.

“Underwritten Demand Registration” shall mean an underwritten public offering of Registrable Securities pursuant to a Demand Registration, as amended or supplemented.

2. REGISTRATION RIGHTS.

2.1 Resale Shelf Registration Rights.

2.1.1 Registration Statement Covering Resale of Registrable Securities. After the Company becomes eligible to use Form S-3 or its successor form (the “S-3 Eligibility Date”) the Company shall prepare and file or cause to be prepared and filed with the Commission, no later than thirty (30) days following the date that the Company receives a request, in writing from (A) the Company Investors who hold a majority in interest of the Registrable Securities held by all Company Investors or (B) Sarcos Investors who hold a majority in interest of the Registrable Securities held by all Sarcos Investors, as the case may be that the Company file, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities then held by or then issuable, including any shares of Common Stock issuable to Holders that are not covered by an effective registration statement on the S-3 Eligibility Date (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting Registration of such Registrable Securities for resale by such Holders. The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective as soon as possible after filing, and once effective, to keep the Resale Shelf Registration Statement continuously effective under the Securities Act at all times until the expiration of the Effectiveness Period.

2.1.2 Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to them, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

2.1.3 Amendments and Supplements. Subject to the provisions of Section 2.1.1 above, the Company shall promptly prepare and file with the Commission from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

2.1.4 Notwithstanding the registration obligations set forth in this Section 2.1, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Resale Shelf Registration Statement as required by the Commission and/or (ii) withdraw the Resale Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or

New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff (the “SEC Guidance”), including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of Registrable Securities held by the Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders. In the event the Company amends the Resale Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Resale Shelf Registration Statement, as amended, or the New Registration Statement.

2.1.5 Notice of Certain Events. The Company shall promptly notify the Holders in writing of any request by the Commission for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). The Company shall promptly notify each Holder in writing of the filing of the Resale Shelf Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

(a) If the Company shall receive a request from the holders of Registrable Securities with an estimated market value of at least $25 million (the requesting holder(s) shall be referred to herein as the “Requesting Holder”) that the Company effect the Underwritten Takedown of all or any portion of the Requesting Holder’s Registrable Securities, and specifying the intended method of disposition thereof, then the Company shall promptly give notice of such requested Underwritten Takedown (each such request shall be referred to herein as a “Demand Takedown”) at least five (5) Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Demand Takedown to the other Holders and thereupon shall use its reasonable best efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of:

(i) subject to the restrictions set forth in Section 2.2.4, all Registrable Securities for which the Requesting Holder has requested such offering under Section 2.1.5(a), and

(ii) subject to the restrictions set forth in Section 2.2.4, all other Registrable Securities that any holders of Registrable Securities (all such holders, together with the Requesting Holder, the “Selling Holders”) have requested the Company to offer by request received by the Company within three (3) Business Days after such holders receive the Company’s notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be offered.

(b) Promptly after the expiration of the three-Business Day-period referred to in Section 2.1.5(a)(ii), the Company will notify all Selling Holders of the identities of the other Selling Holders and the number of shares of Registrable Securities requested to be included therein.

(c) The Company shall only be required to effectuate: (i) no more than one Underwritten Takedown in any ninety-day period; (i) no more than two Underwritten Takedowns in any twelve-month period; (iii) no more than two Underwritten Takedowns in respect of all Registrable Securities held by the Company Investors; and (iv) no more than two Underwritten Takedowns in respect of all Registrable Securities held by the Sarcos Investors, after giving effect to Section 2.2.1.

(d) If the managing underwriter in an Underwritten Takedown advises the Company and the Requesting Holder that, in its view, the number of shares of Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold, the shares included in such Underwritten Takedown will be reduced by the Registrable Securities held by the Selling Holders (applied on a pro rata basis based on the total number of Registrable Securities held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Registrable Securities held by such Holders).

2.1.6 Selection of Underwriters. The initiating Selling Holders shall have the right to select an Underwriter or Underwriters in connection with such Underwritten Takedown, which Underwriter or Underwriters shall be reasonably acceptable to the Company. In connection with an Underwritten Takedown, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

2.1.7 Registrations effected pursuant to this Section 2.1 shall not be counted as Demand Registrations effected pursuant to Section 2.2.

2.1.8 Block Trades. If a Demanding Holder wishes to consummate a Block Trade (on either a Commission registered or non-registered basis), then notwithstanding the time periods and piggyback rights otherwise provided herein, such Demanding Holder shall, if it would like the assistance of the Company, endeavor to give the Company sufficient advance notice in order to prepare the appropriate documentation for such transaction. Such Demanding Holder, if requesting a Commission registered underwritten Block Trade, (1) shall give the Company written notice of the transaction and the anticipated launch date of the transaction at least five (5) Business Days prior to the anticipated launch date of the transaction, (2) the Company shall be required to only notify the other Demanding Holders of the transaction and none of the other Holders, (3) the other Demanding Holders shall have one (1) Business Day prior to the launch of the transaction to determine if they wish to participate in the Block Trade, and (4) the Company shall include in the Block Trade only shares held by the Demanding Holders. Any Registration effected pursuant to this Section 2.1.8 shall not be counted as Demand Registrations effected pursuant to Section 2.2 but shall be deemed an Underwritten Takedown and within the cap on Underwritten Takedowns provided in Section 2.1.5(c).

(a) The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

2.2 Demand Registration.

2.2.1 Request for Registration. At any time and from time to time after the expiration of a lock-up to which such shares are subject, if any, (i) the Company Investors who hold a majority in interest of the Registrable Securities held by all Company Investors or (ii) Sarcos Investors who hold a majority in interest of the Registrable Securities held by all Sarcos Investors, as the case may be may make a written demand for Registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form Registration Statement or, if then available, on Form S-3. Each registration requested pursuant to this Section 2.2.1 is referred to herein as a “Demand Registration.” Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all Holders that are holders of Registrable Securities of the demand, and each such holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within ten (10) days after the receipt by the holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.2.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect: (a) more than one (1) Demand Registration during any six-month period; (b) any Demand Registration at any time there is an effective Resale Shelf Registration Statement on file with the Commission pursuant to Section 2.1; (c) more than two Underwritten Demand Registrations in respect of all Registrable Securities held by the Company Investors, each of which will also count as an Underwritten Takedown of the Company Investors under Section 2.1.5(c)(iii); or (d) more than two Underwritten Demand Registrations in respect of all Registrable Securities held by the Sarcos Investors, each of which will also count as an Underwritten Takedown of the Sarcos Investors under Section 2.1.5(c)(iv).

2.2.2 Effective Registration. A Registration will not count as a Demand Registration unless and until (i) the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.2.3 Underwritten Offering. If the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering with an estimated market value of at least $25 million. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by the holders initiating the Demand Registration, and subject to the approval of the Company.

2.2.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Common Stock or other securities which the Company desires to sell and the Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of shares that each such person has requested be included in such registration, regardless of the number of shares held by each such person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, as to which “piggy-back” registration has been requested by the holders thereof, Pro Rata, that can be sold without exceeding the Maximum Number of Shares.

2.2.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then either the Demanding Holders shall reimburse the Company for the costs associated with the withdrawn registration (in which case such registration shall not count as a Demand Registration provided for in Section 2.1) or the withdrawn registration shall count as a Demand Registration provided for in Section 2.1.

2.3 Piggy-Back Registration.

2.3.1 Piggy-Back Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for stockholders of the Company for their account (or by the Company and by stockholders of the Company including, without limitation, pursuant to Section 2.1), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) filed on Form S-4 related to any merger, acquisition or business combination, (v) for a dividend reinvestment plan or (vi) filed in connection with a Block Trade by one or more holders of Registrable Securities in accordance with Section 2.1.8, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than seven (7) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such Piggy-Back Registration and shall use its reasonable efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration.

2.3.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of Common Stock which the Company desires to sell, taken together with Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Securities hereunder and the Registrable Securities as to which registration has been requested under this Section 2.3, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a) If the Registration is undertaken for the Company’s account: (A) first, the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Common Stock or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares, Pro Rata; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

(b) If the registration is a “demand” registration undertaken at the demand of persons other than either the holders of Registrable Securities, (A) first, the Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Common Stock or other securities, if any, comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the Common Stock or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.3.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.3.4 Unlimited Piggy-Back Rights. For purposes of clarity, any Registration effected pursuant to Section 2.3 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.2 hereof, and there shall be no limit on the number of Piggy-Back Registrations.

3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2 or an underwritten Block Trade, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall use its reasonable best efforts to, as expeditiously as possible after receipt of a request for a Demand Registration pursuant to Section 2.2, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its reasonable best efforts to cause such Registration Statement to become effective and use its reasonable best efforts to keep it effective for the Effectiveness Period; provided, however, that the Company shall have the right to defer any Demand Registration for up to ninety (90) days, and any Piggy-Back Registration for such period as may be applicable to deferment of any Demand Registration to which such Piggy-Back Registration relates, in each case if the Company shall furnish to the holders a certificate signed by the Chief Executive Officer or Chairman of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company and its stockholders for such Registration Statement to be effected at such time; provided, however, the Company shall have the right to defer such filing on not more than three (3) occasions or for more than ninety (90) consecutive calendar days, or more than one hundred eighty (180) total calendar days, in each case during any twelve-month period.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn (the “Effectiveness Period”).

3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) Business Days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within three (3) Business Days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon.

3.1.5 Securities Laws Compliance. The Company shall use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement, and the representations, warranties and covenants of the holders of Registrable Securities included in such registration statement in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the Company.

3.1.7 Comfort Letter. The Company shall obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an underwritten offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating holders.

3.1.8 Opinions. On the date the Registrable Securities are delivered for sale pursuant to any Registration, the Company shall obtain an opinion, dated such date, of one (1) counsel representing the Company for the purposes of such Registration, addressed to the holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to a majority in interest of the participating holders.

3.1.9 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.10 Records. Upon execution of confidentiality agreements, the Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.11 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.12 Listing. The Company shall use its reasonable best efforts to cause all Registrable Securities included in any Registration Statement to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated.

3.1.13 Market Stand-Off. In connection with any underwritten offering of equity securities of the Company (other than a Block Trade) in which a Holder participates, such Holder agrees that it shall not Transfer any shares of Common Stock or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders); provided, that such agreement shall not be materially more restrictive than any similar agreement entered into by the directors and executive officers of the Company participating in such underwritten offering; provided, further, that such agreement shall provide that any early release of any Holder from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders.

3.2 Obligation to Suspend Distribution; Adverse Disclosure. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Board, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration the statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than sixty (60) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.2.

3.3 Registration Expenses. Except as set forth in Section 2.2.5, the Company shall bear all costs and expenses incurred in connection with the Resale Shelf Registration Statement pursuant to Section 2.1, any Demand Registration pursuant to Section 2.1, any Demand Takedown pursuant to Section 2.1.5(a)(i), any Piggy-Back Registration pursuant to Section 2.3, and any registration on Form S-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.12; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts, selling commissions or stock transfer taxes attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts, selling commissions or stock transfer taxes shall be borne by such holders. Additionally, in an underwritten offering, all selling stockholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall promptly provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act and in connection with the Company’s obligation to comply with Federal and applicable state securities laws.

4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder and, and each of their respective officers, employees, Affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls a Holder and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Holder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement (or allegedly untrue statement) of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Holder Indemnified Party for any legal and any other expenses reasonably incurred by such Holder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling Holder expressly for use therein, or is based on any selling Holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus.

4.2 Indemnification by Holders of Registrable Securities. Each selling holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling holder, indemnify and hold harmless the Company, each of its directors and officers, and each other selling holder and each other person, if any, who controls another selling holder within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, or is based on any selling holder’s violation of the federal securities laws (including Regulation M) or failure to sell the Registrable Securities in accordance with the plan of distribution contained in the prospectus, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action. Each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder.

4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Sections 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel, which counsel is reasonably acceptable to the Indemnifying Party) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

6. MISCELLANEOUS.

6.1 Other Registration Rights and Arrangements. The Company represents and warrants that no person, other than a holder of the Registrable Securities, has any right to require the Company to register any of the Company’s capital stock for sale or to include the Company’s capital stock in any registration filed by the Company for the sale of shares for its own account or for the account of any other person, other than the Subscription Agreements. The Company and the Company Investors hereby terminate the Prior Company Agreement, which shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement. To the extent that the Prior Sarcos Agreement does not terminate in accordance with its terms in connection with the Merger, Sarcos and the Sarcos Investors hereby terminate the Prior Sarcos Agreement effective upon consummation of the Merger, and agree that upon consummation of the Merger, the Prior Sarcos Agreement shall be of no further force and effect and is hereby superseded and replaced in its entirety by this Agreement.

6.2 Assignment; No Third Party Beneficiaries. Except as otherwise provided in this Section 6.2, this Agreement and the rights, duties and obligations of the Company, Holders or the Sponsor hereunder may not be assigned or delegated by the Company, Holders or the Sponsor in whole or in part. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Registrable Securities and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in

Section 4 and this Section 6.2. The rights, duties and obligations of a holder of Registrable Securities under this Agreement may be transferred by such a holder to a Permitted Transferee who acquires or holds Registrable Securities; provided, however, that (a) such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in form attached hereto as Exhibit A (the “Addendum Agreement”), (b) the transferor shall have delivered to the Company no later than ten (10) days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred and (c) after any such transfer, the transferee holds the lesser of (A) the equivalent in Common Stock after the Merger of 500,000 Registrable Securities as defined in the Prior Sarcos Agreement shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like) or (B) all of the transferring Holder’s Registerable Securities. The execution of an Addendum Agreement shall constitute a permitted amendment of this Agreement. For the avoidance of doubt, if the securities that a holder wishes to transfer would not be Registrable Securities if held by such transferee, the transferee shall not be entitled to sign the Addendum Agreement or become a party hereto.

6.3 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority in interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment or modification hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.4 Term.

6.4.1 Sections 3 through 5 of this Agreement (including with respect to any defined term as used therein, whether or not such defined term is defined therein) shall terminate upon the earlier of (i) the seventh anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale; provided further that with respect to any Holder, such Holder will have no rights under this Agreement and all obligations of the Company to such Holder under this Agreement shall terminate upon the earliest date such Holder is permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale.

6.4.2 Notwithstanding anything herein to the contrary, the provisions of Sections 4 and 6 (including with respect to any defined term as used therein, whether or not such defined term is defined therein) shall survive, and remain in full force and effect following, any termination of this Agreement.

6.5 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt by other than automatic means, whether electronic or otherwise), (b) when sent by email (with no automated reply, such as an out-of-office notification, no mail undeliverable notification or other rejection notice) or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses or e-mail addresses (or to such other address or e-mail address as a party may have specified by notice given to the other party pursuant to this provision):

If to the Company:

Sarcos Technology and Robotics Corp.

(f/k/a Rotor Acquisition Corp.)

360 Wakara Way

Salt Lake City, Utah 84108
Attention: Ben Wolff; Julie Wolff
E-mail: b.wolff@sarcos.com; j.wolff@sarcos.com

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati

701 Fifth Avenue #5100

Seattle, WA 98104

Attn: Patrick Schultheis; Michael Nordtvedt; Matt Squires

If to the Sponsor:

Rotor Sponsor LLC

The Chrysler Building

405 Lexington Avenue

New York, New York 10174

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP

1050 Connecticut Avenue, N.W.

Washington, DC 20036-5306

Attn: Mark Director; Evan D’Amico

If to a Holder, to the address set forth under such Holder’s signature to this Agreement or to such Holder’s address as found in the Company’s books and records.

6.6 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.7 Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

6.8 Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written, including without limitation the Prior Company Agreement and the Prior Sarcos Agreement.

6.9 Governing Law; Jurisdiction. This Agreement, and all claims or causes of action (whether in contract, tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the law of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of the Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, the Delaware Superior Court or the United States District Court for the District of Delaware), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Delaware Court of Chancery (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, the Delaware Superior Court or the United States District Court for the District of Delaware), (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) in the Delaware Court of Chancery or in the Delaware Superior Court or the United States District Court for the District of Delaware, (c) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to it in accordance with Section 6.5 shall be effective service of process for any suit, action or proceeding brought in any such court.

6.10 TRIAL BY JURY. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, EXECUTION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

SARCOS TECHNOLOGY AND ROBOTICS CORP. (f/k/a Rotor Acquisition Corp.)

By:
Name:
Title:

HOLDERS:

ROTOR SPONSOR LLC

By:
Name:
Title:

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A

Addendum Agreement

This Addendum Agreement (“Addendum Agreement”) is executed on [•], 20[•], by the undersigned (the “New Holder”) pursuant to the terms of that certain Registration Rights Agreement dated as of [•], 2021 (the “Agreement”), by and among the Company, Sponsor and the Holders identified therein, as such Agreement may be amended, supplemented or otherwise modified from time to time. Capitalized terms used but not defined in this Addendum Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Addendum Agreement, the New Holder agrees as follows:

1. Acknowledgment. New Holder acknowledges that New Holder is acquiring certain Common Stock of the Company (the “Shares”) as a transferee of such Shares from a party in such party’s capacity as a holder of Registrable Securities under the Agreement, and after such transfer, New Holder shall be considered an “Investor” and a holder of Registrable Securities for all purposes under the Agreement.

2. Agreement. New Holder hereby (a) agrees that the Shares shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.

3. Notice. Any notice required or permitted by the Agreement shall be given to New Holder at the address or facsimile number listed below New Holder’s signature below.

NEW HOLDER:	ACCEPTED AND AGREED
Print Name:	SARCOS TECHNOLOGY AND ROBOTICS CORP. (f/k/a Rotor Acquisition Corp.)

By:	By:

SCHEDULE I

[Sarcos Investors]

[Company Investors]

ANNEX I

WAIVER AGREEMENT

This WAIVER AGREEMENT (the “Waiver Agreement”), dated as of April 5, 2021, is entered into by and among Rotor Sponsor LLC, a Delaware limited liability company (“Sponsor”), Rotor Acquisition Corp., a Delaware corporation (“Acquiror”), and certain holders of Class B Common Stock in Acquiror listed in the signature page hereto (“Class B Stockholders”). Capitalized terms used but not defined herein shall have such meanings ascribed to them in the Merger Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, concurrently with the execution of this Waiver Agreement, Acquiror, Sarcos Corp., a Utah corporation, and Rotor Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of Acquiror, will enter into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”); and

WHEREAS, Sponsor and the Class B Stockholders have agreed to waive certain of their anti-dilution and conversion rights and to forfeit a certain number of Rotor Class B shares and Rotor Warrants.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Waiver.  Immediately prior to, and conditioned upon, the Effective Time, each of Sponsor and the Class B Stockholders shall, automatically and without any further action by itself or Acquiror, irrevocably waive their respective rights under the anti-dilution and conversion provisions of Section B.(2) of the Amended and Restated Certificate of Incorporation of Acquiror, dated as of January 14, 2021 (the “Acquiror Charter”), with respect to each of its Class B Common Stock (as defined in the Acquiror Charter) held as of the date hereof.

2.

Forfeiture. Pursuant to Section 2 of those certain subscription agreements by and among the Acquiror, Sponsor and each of the Class B Stockholders, dated as of January 14, 2021, the Sponsor hereby decides to, and as a result, each of Sponsor and the Class B Stockholders shall, automatically and without any further action by itself or any other person, irrevocably forfeit the number of Rotor Class B Shares and Rotor Warrants set forth opposite such Class B Stockholder’s name under the column labeled “Rotor Class B Shares” and “Rotor Warrants”, respectively, on Schedule I hereto, which number represents such Class B Stockholder’s respective pro rata portion, based on the relative number of Rotor Class B Shares and Rotor Warrants held by each of the Sponsor and the other Class B Stockholders on the date hereof, of the total number of Rotor Class B Shares and Rotor Warrants being forfeited hereunder.

3.	Sponsor and the Class B Stockholders Representations and Warranties. Each of Sponsor and the Class B Stockholders hereby represents and warrants as of the date hereof as follows:
(a)

Upon execution of this Waiver Agreement, the waiver provided for in Paragraph 1 herein shall constitute a written consent of the holders of a majority of the Class B Stockholders, duly authorized and executed in accordance with Section B.(2)(ii) of the Acquiror Charter.

(b)

Each of Sponsor and the Class B Stockholders understands and acknowledges that Acquiror is entering into the Merger Agreement in reliance upon Sponsor and the Class B Stockholders’ execution and delivery of this Waiver Agreement.

4.

Successors and Assigns.  The parties acknowledge and agree that the terms of this Waiver Agreement are binding on and shall inure to the benefit of their respective beneficiaries, heirs, legatees and other statutorily designated representatives.  Any attempted transfer or assignment in violation of the terms of this Paragraph 4 shall be null and void, ab initio, provided that Sponsor or the Class B Stockholders may transfer or assign

I-1

any of its rights hereunder to any single person or entity who is an Affiliate of the applicable Class B Stockholders.
5.

Termination.  This Waiver Agreement shall terminate, and have no further force and effect, upon the termination of the Merger Agreement in accordance with its terms prior to the Closing.  This Waiver Agreement may be executed in counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

6.

Specific Performance.  The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Waiver Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Waiver Agreement and to enforce specifically the terms and provisions of this Waiver Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

7.

Amendment.  This Waiver Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Acquiror, the Class B Stockholders and Sponsor.

8.

Severability.  If any provision of this Waiver Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Waiver Agreement will remain in full force and effect.  Any provision of this Waiver Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9.

Governing Law.  All issues and questions concerning the construction, validity, interpretation and enforceability of this Waiver Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Waiver Agreement shall be brought and enforced in the courts of the State of Delaware or the federal courts located in the State of Delaware, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

10.

Waiver of Jury Trial.  EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF A PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 10.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Waiver Agreement as of the date first written above.

SPONSOR:

ROTOR SPONSOR LLC

Name:
Title:

[Signature Page to Waiver Agreement]

ACQUIROR:

ROTOR ACQUISITION CORP.

Name:
Title:

[Signature Page to Waiver Agreement]

CLASS B STOCKHOLDERS:

RIVERVIEW GROUP LLC

Name:
Title:

[Signature Page to Waiver Agreement]

CLASS B STOCKHOLDERS:

[BLACKROCK]

Name:
Title:

[Signature Page to Waiver Agreement]

SCHEDULE I

Class B Stockholders	Rotor Class B Shares	Rotor Warrants
Rotor Sponsor LLC	437,448	460,470
BlackRock Class B Stockholders	28,296	30,031
Riverview Group LLC	28,296	30,031
Total	494,040	520,532

ANNEX K

April 3, 2021

The Special Committee of the Board of Directors of Rotor Acquisition Corp.

The Chrysler Building, 11th Floor

405 Lexington Avenue

New York, NY 10174

Dear Members of the Special Committee:

We understand that Rotor Acquisition Corp. (the “Rotor”), Rotor Merger Sub Corp., a wholly owned subsidiary of Rotor (“Merger Sub”), and Sarcos Corp. (the “Company”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company being the surviving corporation (the “Transaction”) and that, in connection with the Transaction, holders of the outstanding shares of Class A common stock, par value $0.001 per share, and Class B common stock, par value $0.001 per share, of the Company (collectively, the “Company Common Stock”), other than holders of Dissenting Shares (as defined in the Agreement), will receive, in the aggregate, (i) the sum of (a) 120,000,000 shares (the “Base Merger Consideration”) of common stock, par value $0.0001 per share, of Rotor (the “Rotor Common Stock”) plus (b) if a Pre-Closing Financing (as defined in the Agreement) has been consummated, the Pre-Closing Financing Shares (as defined in the Agreement) (such shares in clauses (a) and (b), collectively, the “Closing Merger Consideration”), plus (ii) the contingent right to receive a number of additional shares of Rotor Common Stock following the consummation of the Transaction, subject to and contingent upon the closing prices of Rotor Common Stock exceeding certain thresholds as provided by the Agreement (the “Contingent Merger Consideration”, as to which we express no opinion).

We also understand that in connection with the Transaction, (a) Rotor is required to provide an opportunity for its stockholders to have their outstanding Class A shares of Rotor Common Stock redeemed on the terms and subject to the conditions set forth in the Governing Documents (as defined in the Agreement) of Rotor, (b) Rotor will enter into subscription agreements with certain investors, pursuant to which, among other things, such investors will agree to subscribe for and purchase from Rotor Class A shares of Rotor Common Stock immediately prior to or substantially concurrent with the closing of the Transaction, on the terms and subject to the conditions set forth in such subscription agreements (the “PIPE Financing”), (c) at or prior to the closing of the Transaction, Rotor Sponsor LLC, an affiliate of Rotor Capital (the “Sponsor”), Rotor and certain pre-closing holders of Rotor Common Stock will enter into a registration rights agreement, (d) certain pre-closing holders of Rotor Common Stock will enter into a lock-up agreement, (e) the Sponsor and certain other holders of Class B shares of Rotor Common Stock will waive certain of their anti-dilution and conversion rights in connection with the PIPE Financing, and will forfeit a certain number of Class B shares of Rotor and warrants to purchase Class A shares of Rotor, (f) certain pre-closing holders of preferred shares of the Company will deliver a written consent to effect a conversion of all preferred shares of the Company to Class A shares of Company Common Stock, (g) the holders of warrants to purchase Class A shares of Company Common Stock will enter into an agreement pursuant to which all outstanding warrants to purchase Class A shares of Company Common Stock will be exercised into shares of Class A Company Common Stock immediately prior to the closing of the Transaction, and (h) the Company may elect, with the consent of Rotor, to issue debt or equity securities in connection with the Pre-Closing Financing (such transactions described in clauses (a) through (h) above, collectively, the “Related Transactions”).

The Special Committee (the “Committee”) of the Board of Directors (the “Board”) of Rotor has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Base Merger Consideration to be paid by Rotor in the Transaction pursuant to the Agreement is fair to Rotor from a financial point of view.

245 Park Avenue, 20th Floor • New York, New York 10167 • tel.212.497.4100 • fax.212.661.3070 • www.HL.com
Broker/dealer services through Houlihan Lokey Capital, Inc. Investment advisory services through Houlihan Lokey Financial Advisors, Inc.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances.  Among other things, we have:

1.	reviewed a draft dated April 1, 2021 of the Agreement;

2.	reviewed certain business and financial information relating to the Company and certain publicly available business and financial information relating to Rotor that we deemed to be relevant;

3.

reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company, including financial projections relating to the Company prepared by the management of the Company and approved for our use by management of Rotor and the Committee (the “Company Projections”);

4.

spoken with certain members of the managements of the Company and Rotor and their respective advisors, and with members of the Committee, regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters; and

5.	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information.  In addition, management of the Rotor has advised us, and we have assumed, that the Company Projections reviewed by us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial results and condition of the Company and the other matters covered thereby, and we express no opinion with respect to the Company Projections or the assumptions on which they are based.  At the direction of the Committee, we have assumed that the Company Projections provide a reasonable basis on which to evaluate the Company and the Transaction and we have, at the direction of the Committee, used and relied upon the Company Projections for purposes of our analyses and this Opinion.  In reaching our conclusions hereunder, with your consent, we did not perform a selected transactions or selected public companies analysis because the Company is in the early stage of its development and there were no precedent transactions or publicly traded companies in the Company’s industry that we deemed relevant for purposes of our analyses and this Opinion.  For purposes of our financial analyses and this Opinion, with the consent of the Company and the Committee, (i) we did not perform any financial analyses to evaluate the value of Rotor or to derive valuation reference ranges for shares of Rotor Common Stock for purposes of comparison with the Base Merger Consideration or otherwise, (ii) we have assumed that the value of each share of Rotor Common Stock (including, without limitation, each Class A share and Class B share) is equal to the original issue price (which you have advised us is $10.00 per share), notwithstanding the different voting rights and other non-financial terms of such shares that could impact their value, and (iii) we have assumed that the aggregate value of the Base Merger Consideration is equal to $1,200,000,000.  We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or Rotor since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and such other related documents and instruments will fully and timely perform in all respects material to our analyses and this Opinion the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction and the Related Transactions will each be consummated in a timely manner in accordance with the terms described in the Agreement and such other related documents and instruments, as applicable, without any amendments or modifications thereto that would be material to our analyses or this Opinion.  We have also assumed, with the consent of the Committee, that the Transaction will qualify as a “reorganization”

within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.  We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects material to our analyses and this Opinion with all applicable foreign, federal, state and local statutes, rules and regulations, and (ii) (x) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained other than those the failure of which to obtain would not be material to our analyses or this Opinion and (y) that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would result in the disposition of any assets of the Company, or otherwise have an effect on the Transaction, the Company or Rotor or any expected benefits of the Transaction that would be material to our analyses or this Opinion.  In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any respect material to our analyses or this Opinion from the draft of the Agreement identified above.

We have also relied upon and assumed, without independent verification, the assessments of the management of the Company as to the existing and future relationships, agreements and arrangements with, and the Company’s ability to attract and retain, key customers, distributors, suppliers and other commercial relationships, and employees of the Company.  We have further relied upon, without independent verification, the assessments of the management of the Company as to the Company’s existing and future technology, products, product candidates, services and intellectual property and the validity of, and risks associated with, such technology, products, product candidates, services and intellectual property (including, without limitation, the validity and life of patents or other intellectual property, the timing and probability of successful testing, development and commercialization of such products, product candidates and related indications, approval thereof by appropriate governmental authorities and the potential impact of competition), and we have assumed that there will be no developments with respect to any such matters that in any respect would be material to our analyses or this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company, Rotor or any other party, nor were we provided with any such appraisal or evaluation.  We did not estimate, and express no opinion regarding, the liquidation value of any entity or business.  We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or Rotor is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or Rotor is or may be a party or is or may be subject.  This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.

We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transaction, the securities, assets, business or operations of the Company or Rotor or any other party, or any alternatives to the Transaction, (b) negotiate the terms of the Transaction, (c) advise the Committee, the Board or any other party with respect to alternatives to the Transaction, or (d) identify, introduce to Rotor, the Committee or any other party, or screen for creditworthiness, any prospective investors, leaders, or other participants in the Transaction.  We are not expressing any opinion as to what the value of Rotor Common Stock actually will be when issued in the Transaction pursuant to the Agreement or the price or range of prices at which Rotor Common Stock or the Company Common Stock may be purchased or sold, or otherwise be transferable, at any time.

This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent.  This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, any security holder or any other party as to how to act or vote or make any election with respect to any matter relating to the Transaction, the Related Transactions or otherwise (including, without limitation, any election to redeem Class A shares of Rotor Common Stock or to subscribe for shares of Rotor Common Stock in the PIPE Financing or for debt or equity securities of the Company in the Pre-Closing Financing (if any)).

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Rotor, the Sponsor or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.

Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Rotor, the Sponsor, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation.  In addition, Houlihan Lokey and certain of its affiliates and certain of our and their respective employees may have committed to invest in private equity or other investment funds managed or advised by the Sponsor or its affiliates, other participants in the Transaction or certain of their respective affiliates or security holders, and in portfolio companies of such funds, and may have co-invested with the Sponsor or its affiliates, other participants in the Transaction or certain of their respective affiliates or security holders, and may do so in the future.  Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Rotor, the Sponsor, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.

Houlihan Lokey has acted as financial advisor to the Committee in connection with the Transaction and will receive a fee for such services, a portion of which was paid upon Houlihan Lokey entering into an engagement letter with Rotor, and a portion of which will become payable upon our rendering this Opinion, which is not contingent upon the completion of the Transaction.  Rotor has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, Rotor, their respective security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Base Merger Consideration to the extent expressly specified herein), including, without limitation, the Closing Merger Consideration, the Contingent Merger Consideration or any of the Related Transactions, (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of Rotor, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company, Rotor or any other party, (v) the fairness of any portion or aspect of the Transaction to any one class or group of Rotor’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Rotor’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, Rotor, their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (vii) the solvency, creditworthiness or fair value of the Company, Rotor or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the appropriate capital structure of Rotor, whether Rotor should be issuing debt or equity securities or a combination of both in the Transaction or the Related Transactions, or the form, structure or any aspect or terms of any debt or equity financing for the Transaction or the Related Transactions (including, without limitation, the PIPE Financing or the Pre-Closing Financing (if any)) or the likelihood of obtaining such financing, or (ix) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Base Merger Consideration or otherwise.  Furthermore, we are not expressing any opinion, counsel or interpretation regarding matters that require legal, regulatory, accounting, tax or other similar professional advice.  It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.  Furthermore, we have relied, with the consent of the Committee, on the assessments by the

Committee, the Board, the Company, Rotor and their respective advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company, Rotor and the Transaction or otherwise.  The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Base Merger Consideration to be paid by Rotor in the Transaction pursuant to the Agreement is fair to Rotor from a financial point of view.

Very truly yours,

HOULIHAN LOKEY CAPITAL, INC.

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